UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2008

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

Allianz Funds Annual Report

JUNE 30, 2008

Domestic Stock Funds

Share Classes

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz OCC Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

ASSET ALLOCATION

Allianz Global Investors Multi-Style Fund

Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		27
Statements of Assets and Liabilities		58
Statements of Operations		62
Statements of Changes in Net Assets		66
Financial Highlights		72
Notes to Financial Statements		88
Report of Independent Registered Public Accounting Firm		102
Federal Income Tax Information		103
Trustees and Officers of Allianz Funds		104

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	27
Allianz CCM Capital Appreciation Fund	7	28
Allianz CCM Focused Growth Fund	8	30
Allianz CCM Mid-Cap Fund	9	31
Allianz NACM Growth Fund	10	33
Allianz NACM Income & Growth Fund	11	34
Allianz NACM Mid-Cap Growth Fund	12	37
Allianz NFJ All-Cap Value Fund	13	38
Allianz NFJ Dividend Value Fund	14	39
Allianz NFJ Large-Cap Value Fund	15	40
Allianz NFJ Mid-Cap Value Fund	16	41
Allianz NFJ Small-Cap Value Fund	17	42
Allianz OCC Equity Premium Strategy Fund	18	44
Allianz OCC Growth Fund	19	45
Allianz OCC Opportunity Fund	20	46
Allianz OCC Small-Cap Value Fund	21	48
Allianz OCC Target Fund	22	49
Allianz OCC Value Fund	23	50
Allianz RCM Large-Cap Growth Fund	24	51
Allianz RCM Mid-Cap Fund	25	53
Allianz RCM Strategic Growth Fund	26	55

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Rising fuel prices, ongoing problems with subprime mortgages and weakness in housing contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

While market conditions over the period were difficult, it is important to view results with a long-term perspective—one that is attuned to your overall investment strategy. Actively managed stock funds can play an important role in a diversified portfolio. And over three-, five- and ten-year periods, U.S. stocks have delivered positive returns despite some periods of weakness and volatility. Your personal financial advisor can help you create and follow a course that reflects your individual sensitivity to risk and specific financial goals.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), OCC Equity Premium Strategy (7/00), OCC Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for OCC Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available

4	Allianz Funds

without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2008	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds.

•

Underperformance versus the benchmark was primarily driven by the Fund’s overweight position to equities. While the Russell 3000 Index fell -12.69% and MSCI All Country World ex US Index fell -6.64%, the Lehman Brothers Aggregate Bond Index registered a gain of 7.12%. We moved to underweight position in equities in February 2008.

•	Most of the Fund’s equity overweight position (as of 12.31.07) was focused in non-U.S. stocks and this was beneficial to the overall Fund’s performance.

•	The Funds’ overweight position in U.S. growth stocks (as of 12.31.07) helped performance as the Russell 3000 Growth Index fell -6.38% versus a -19.02% fall in the Russell 3000 Value Index.

•

The top performing sub-funds within the portfolio, on a relative basis, were the Allianz OCC Target Fund, Allianz NFJ Small Cap Value Fund and the Allianz CCM Mid-Cap Fund. In contrast, the PIMCO Japanese Stock PLUS Total Return Fund, Allianz OCC Value Fund and the Allianz OCC Opportunity underperformed. We shifted all of the assets from the Allianz OCC Value Fund into the NFJ Large Cap Value Fund in March 2008.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Class A	–5.45%	8.00%	—	6.17%
Allianz Global Investors Multi-Style Fund Class A (adjusted)	–10.66%	6.79%	—	5.55%
Allianz Global Investors Multi-Style Fund Class B	–6.07%	7.20%	—	5.60%
Allianz Global Investors Multi-Style Fund Class B (adjusted)	–10.33%	6.89%	—	5.60%
Allianz Global Investors Multi-Style Fund Class C (adjusted)	–6.96%	7.20%	—	5.38%
Russell 3000 Index	–12.69%	8.37%	3.51%	4.87%
Lehman Brothers Aggregate Bond Index	7.12%	3.86%	5.68%	5.38%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	–4.14%	7.93%	—	5.69%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	–5.77%	6.12%	3.84%	4.65%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.38% for Class A shares, 2.13% for Class B shares and 2.13% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Fund Allocation

PIMCO Total Return	34.2%
PIMCO StocksPLUS	13.3%
NACM International	10.6%
RCM Large-Cap Growth	8.7%
OCC Renaissance	6.2%
RCM Mid-Cap	5.7%
OCC Value	4.8%
PIMCO Short-Term	4.3%
PIMCO High Yield	2.5%
Other	9.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$930.20	$926.80	$927.70	$1,021.63	$1,017.90	$1,017.90
Expenses Paid During Period	$3.12	$6.71	$6.71	$3.27	$7.02	$7.02

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the consumer discretionary sector were the most significant contributors to outperformance for the period. The Fund’s position in fast food giant McDonald’s appreciated on reports of strong 12-month same-store sales growth. The report demonstrated the company’s relative resilience within an economic slowdown and served to push share prices higher. McDonald’s continues to benefit from consumers’ changing preference for less expensive options. The Fund’s positions in Nike and General Motors also benefited returns.

•

Among industrials, shares of engineering companies McDermott International and Jacobs Engineering advanced as the firms added emerging markets infrastructure projects to growing backlogs. Similarly, shares of SPX Corp., the world’s largest maker of dry cooling towers for power plants, climbed on the strength of projects in China, India and South Africa.

•

The Fund’s underweighting in financials helped relative returns as did overweighting in materials. The Fund’s investment in Monsanto increased in value following the agricultural chemicals producer’s forecast for improved 2008 earnings. Crop damage caused by flooding in the Midwest has constricted grain supplies just as demand is accelerating. Asia’s growing middle class desires more grain-fed meat, adding to strong demand for genetically modified corn.

•

In the consumer staples sector, shares of ConAgra slipped after the makers of Hunts, Healthy Choice and other consumer branded food products forecast profits below analyst estimates for the coming year. Sentiment remains strong. One analyst noted ConAgra is positioned to benefit from shifting consumer behavior out of restaurants and into the grocery stores as a means of coping with difficult economic conditions. The Fund’s underweighting in utilities also detracted from performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	–5.43%	8.78%	4.13%	10.68%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	–10.64%	7.56%	3.54%	10.32%
Allianz CCM Capital Appreciation Fund Class B	–6.17%	7.97%	3.59%	10.35%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	–10.44%	7.68%	3.59%	10.35%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	–7.01%	7.97%	3.35%	9.86%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	8.37%
S&P 500 Index	–13.12%	7.58%	2.88%	9.66%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	8.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.08% for Class A shares, 1.83% for Class B shares and 1.83% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	24.8%
Energy	13.3%
Healthcare	10.3%
Capital Goods	7.6%
Consumer Staples	6.9%
Financial Services	5.7%
Chemicals	3.9%
Consumer Discretionary	3.7%
Other	22.5%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$882.70	$879.40	$879.20	$1,019.44	$1,015.71	$1,015.71
Expenses Paid During Period	$5.10	$8.60	$8.60	$5.47	$9.22	$9.22

For each class of the Fund, expenses are equal to the expense ratio for the class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the energy sector detracted from returns and reflected the difficulty of timing in a highly volatile market. The Fund’s position in oilfield equipment maker National Oilwell in the final months of 2007 and initial months of 2008 proved too early to capitalize on the stock’s late period rally. The position was sold on deteriorating relative strength in March and the stock rallied in April, May and June along with rising crude oil prices.

•

In the information technology sector, a position in Cadence Design Systems fell when the company forecast earnings at levels well below analyst estimates. The company licenses design automation software to semiconductor and electronics industries. The Fund’s positions in EDS and Dell Computer also detracted from relative returns for the period.

•

Stock selection in the consumer discretionary sector helped relative Fund returns. Shares of athletic apparel manufacturer Nike rose steadily throughout the period on rising profits only to fall in its closing days on news of softening sales. The Fund’s Nike exposure had been reduced significantly prior to the decline, locking in gains. Nike is expected to benefit from sales for the 2008 Olympics. Olympics host country China is Nike’s second largest market after the United States and it expects annual sales growth of 35-40% in the country.

•

In industrials, shares of engineering and construction company McDermott International rose on a 27% jump in fourth quarter 2007 profits. News that the company landed a contract with Basin Electric Power to build a coal-fired generator in northeast Wyoming also contributed to a rising stock price.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class A	–7.55%	11.53%	—	0.96%
Allianz CCM Focused Growth Fund Class A (adjusted)	–12.64%	10.28%	—	0.31%
Allianz CCM Focused Growth Fund Class C (adjusted)	–9.21%	10.72%	—	0.22%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	–1.46%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	0.04%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	27.3%
Energy	16.8%
Consumer Discretionary	12.3%
Healthcare	8.7%
Building & Construction	5.8%
Materials	5.5%
Consumer Services	2.9%
Chemicals	2.7%
Other	15.0%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$915.70	$912.10	$1,019.24	$1,015.51
Expenses Paid During Period	$5.38	$8.94	$5.67	$9.42

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A and 1.88% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the industrials sector were the most significant contributors to outperformance. An investment in SPX Corp. gained value as the world’s largest maker of dry cooling towers for power plants forecast rapidly rising profits due to high order volume in China, India and South Africa. Gardner Denver shares also advanced on a reported large and growing backlog of orders for the company’s industrial compressors and vacuums.

•

In the materials sector, shares of fertilizer supplier Mosaic rose in the period as rising global demand for grains and oilseeds, coupled with tight supply due to storms and flooding in the US grain belt, resulted in robust financial results. The company raised sales forecasts on expectations of increased production as farmers strive to squeeze more yield out of limited land to capitalize on record corn prices. Shares of industrial and agriculture chemicals maker FMC also advanced.

•

In healthcare, the Fund’s position in Intuitive Surgical grew with the success of the company’s robotic surgery system, the da Vinci. Intuitive reported strong quarterly profits and forecasted 40% sales growth in 2008.

•

Stock selection in financials detracted from returns. Shares of Janus Capital Group, fell in the period on lower quarterly revenues. The company later revised results downward to factor in adjustments to its structured investment vehicles.

•

An underweighting in energy and stock selection in telecommunications detracted from relative returns. Shares of communications company NeuStar declined on lower 2008 revenue forecasts and a weak profit outlook for the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class A	0.31%	12.88%	6.74%	11.59%
Allianz CCM Mid-Cap Fund Class A (adjusted)	–5.21%	11.61%	6.14%	11.22%
Allianz CCM Mid-Cap Fund Class B	–0.44%	12.04%	6.18%	11.25%
Allianz CCM Mid-Cap Fund Class B (adjusted)	–4.87%	11.79%	6.18%	11.25%
Allianz CCM Mid-Cap Fund Class C (adjusted)	–1.37%	12.03%	5.94%	10.76%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.96%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	10.94%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.2%
Energy	15.0%
Capital Goods	10.0%
Healthcare	8.1%
Consumer Discretionary	7.9%
Retail	5.7%
Consumer Staples	5.0%
Chemicals	3.9%
Other	18.6%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$943.20	$939.50	$939.60	$1,019.39	$1,015.66	$1,015.66
Expenses Paid During Period	$5.31	$8.92	$8.92	$5.52	$9.27	$9.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•

The Fund’s performance relative to the Russell 1000 Growth Index was helped by strong stock selection in the industrials, health care and materials sectors. An underweight in the financials sector was also beneficial given turmoil in the credit markets.

•

Top contributors included AGCO, a manufacturer of farm equipment that capitalized on rising agricultural commodity prices; Intuitive Surgical, a provider of products used in minimally invasive surgeries that experienced robust demand; and Freeport-McMoRan Copper & Gold, a mining company that benefited from high metals prices.

•

Positioning in the consumer discretionary sector subtracted the most from relative results due to a combination of stock selection and an overweight in the group. Consumer discretionary was the worst-performing sector in the index, as surging gasoline and food prices meant there was less money in household budgets for non-essential items.

•

Notable detractors included Gannett, a media organization that experienced sluggish advertising revenues; Darden Restaurants, a casual dining company that was hurt by a slowdown in customer traffic and higher food costs; and Garmin, a provider of personal navigation devices that faced concerns about gross margins amid changes in product mix and increased competition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class A	–5.41%	7.98%	—	8.73%
Allianz NACM Growth Fund Class A (adjusted)	–10.61%	6.76%	—	7.70%
Allianz NACM Growth Fund Class B	–6.12%	7.16%	—	7.91%
Allianz NACM Growth Fund Class B (adjusted)	–10.71%	6.86%	—	7.80%
Allianz NACM Growth Fund Class C (adjusted)	–6.97%	7.17%	—	7.92%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	7.70%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	10.06%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.93% for Class B shares and 1.93% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	29.0%
Healthcare	14.8%
Consumer Discretionary	11.3%
Energy	11.1%
Consumer Staples	9.3%
Capital Goods	5.0%
Oil & Gas	4.3%
Chemicals	4.1%
Other	11.5%
Cash & Equivalents — net	–0.04%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$877.30	$874.20	$874.80	$1,019.00	$1,015.27	$1,015.27
Expenses Paid During Period	$5.51	$8.99	$9.00	$5.92	$9.67	$9.67

For each class of the Fund, expenses are equal to the expense ratio for the class (1.18% for Class A, 1.93% for Class B, 1.93% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by security selection in the industrial, energy, and health care sectors. Top contributors included producers of seed and crop-protection chemicals that benefited from record prices, energy companies who profited from elevated oil and gas prices, and biopharmaceutical firms whose franchise drugs drove strong earnings growth. In addition, holdings in several consumer staples companies did especially well as investors rotated into defensive industries in the volatile market environment. Finally, our underweight in the financial sector, which was hit hard by the global credit crisis, helped relative performance.

•	Amid the turmoil in the credit markets, the Fund’s stringent credit selection process benefited performance, and a number of high-yield issuers with improving fundamentals were upgraded.

•

Select issuers in the retail and automotive industries detracted from performance. Retailers were weak due to the host of challenges facing the consumer, including record gasoline prices and less-available credit. Automotive companies declined on concerns that weaker-than-expected consumer spending would cause auto sales to fall below expectations.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/28/07)
Allianz NACM Income and Growth Fund Class A	–2.46%	—	—	1.94%
Allianz NACM Income and Growth Fund Class A (adjusted)	–7.82%	—	—	–2.29%
Allianz NACM Income and Growth Fund Class C (adjusted)	–4.10%	—	—	1.17%
S&P 500 Index	–13.12%	7.58%	2.88%	–5.02%
Lehman Brothers Aggregate Bond Index	7.12%	3.86%	5.68%	4.89%
Lipper Flexible Portfolio Fund Average	–1.54%	9.25%	6.05%	3.21%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	17.0%
Telecommunications	12.7%
Technology	11.5%
Oil & Gas	9.8%
Healthcare & Hospitals	6.8%
Utilities	5.0%
Retail	4.6%
Consumer Discretionary	3.1%
Other	25.6%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$939.00	$935.80	$1,018.30	$1,014.57
Expenses Paid During Period	$6.36	$9.96	$6.62	$10.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund’s positioning in the energy sector had the largest favorable effect on performance versus the Russell Midcap Growth Index. An overweight in the sector was helpful, as energy was the best-performing group in the benchmark amid surging oil prices. In addition, stock selection added value, supported by exceptional gains from Continental Resources, an exploration and production company, and Patriot Coal, a coal producer.

•

Another key area of relative strength was stock selection in the materials sector, where steel manufacturer AK Steel was a notable contributor. The company reported strong operating results driven by high steel prices and cost benefits related to restructuring initiatives.

•

Stock selection in the financials and healthcare sectors subtracted a material amount from performance versus the index. Two major detractors were Fifth Third Bancorp, a regional bank that was impacted by deteriorating credit quality, and Health Net, a managed care provider that faced several issues, including a heavy flu season and cuts in government reimbursement rates.

•

Underweight positions in the consumer staples and utilities sectors were additional sources of relative weakness. These defensive groups tend to be resilient when market conditions are volatile, and this period was no exception.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class A	–6.26%	—	—	9.06%
Allianz NACM Mid-Cap Growth Fund Class A (adjusted)	–11.41%	—	—	7.65%
Allianz NACM Mid-Cap Growth Fund Class C (adjusted)	–7.70%	—	—	8.29%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	8.36%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	5.74%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.81% for Class A shares and 2.56% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	21.3%
Technology	12.8%
Healthcare	9.6%
Consumer Discretionary	7.8%
Oil & Gas	7.1%
Capital Goods	6.7%
Chemicals	5.3%
Materials & Processing	5.2%
Other	22.7%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$963.50	$960.10	$1,017.95	$1,014.12
Expenses Paid During Period	$6.79	$10.53	$6.97	$10.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.39% for Class A, 2.16% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ All–Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies contributed most significantly to underperformance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

An underweight position and stock selection decisions in the energy sector detracted from relative performance. Shares of Tesoro declined when the refiner reported disappointing financial results due to higher-than-expected energy costs and tighter profit margins caused by crude prices rising faster than gasoline prices.

•

Among industrials, shares of building products manufacturer Masco declined with a slumping housing market and a weakening economy. Airlines retreated in the face of record fuel prices and a contracting domestic economy. The Fund’s position in SkyWest declined on lower passenger traffic and a failed bid to acquire ExpressJet. The company operates feeder flights for United, Delta and Midwest airlines.

•

In materials, shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa and Dow Chemical benefited from this environment.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	–22.71%	7.83%	—	10.78%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–26.96%	6.62%	—	9.73%
Allianz NFJ All-Cap Value Fund Class B	–23.35%	7.01%	—	9.92%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–26.16%	6.74%	—	9.82%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–23.83%	7.02%	—	9.94%
Russell 3000 Value Index	–19.02%	8.99%	5.07%	9.19%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	8.75%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares, 2.08% for Class B shares and 2.08% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.0%
Energy	14.1%
Industrial	12.8%
Utilities	8.6%
Consumer Discretionary	8.4%
Consumer Staples	8.2%
Materials	7.5%
Healthcare	6.6%
Other	7.6%
Cash & Equivalents — net	6.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$866.40	$862.70	$863.80	$1,018.30	$1,014.57	$1,014.57
Expenses Paid During Period	$6.13	$9.59	$9.59	$6.62	$10.37	$10.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32 for Class A, 2.07% for Class B, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections and an overweight position in the energy sector contributed most significantly to outperformance of the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of Halliburton rose as the oilfield services and equipment company increased its presence in the Middle East, Asia and Latin America.

•	An underweight position in the financials sector proved beneficial as the Fund avoided fallout from mounting losses at large banks and insurers.

•

Among industrials, railroads offset weak transport demand in auto and container shipping markets with strong coal and agricultural volumes. Norfolk Southern benefited from surging coal exports. The company raised rates and added fuel surcharges to counter increased fuel costs. Waste Management, the largest US garbage hauler and landfill operator, boosted returns through margin improvements tied to price hikes to offset higher fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. Tool manufacturer Black and Decker reported disappointing results and revised earnings forecasts downward

•	An underweight position in utilities detracted from returns. Utilities, particularly natural gas companies, fared well amid investor demand for energy-related stocks.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	–13.79%	11.61%	—	10.09%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–18.53%	10.36%	—	9.33%
Allianz NFJ Dividend Value Fund Class B	–14.46%	10.76%	—	9.39%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–18.46%	10.49%	—	9.39%
Allianz NFJ Dividend Value Fund Class C (adjusted)	–15.22%	10.78%	—	9.27%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	4.83%
Lipper Equity Income Fund Average	–14.15%	8.10%	4.32%	4.32%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	19.6%
Financial Services	14.7%
Consumer Discretionary	14.3%
Healthcare	10.3%
Consumer Staples	9.1%
Industrial	8.1%
Information Technology	6.2%
Materials	5.6%
Other	7.2%
Cash & Equivalents — net	4.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$898.00	$894.20	$894.60	$1,019.69	$1,015.91	$1,015.91
Expenses Paid During Period	$4.91	$8.48	$8.48	$5.22	$9.02	$9.02

For each class of the Fund, expenses are equal to the expense ratio for the class (1.04% for Class A, 1.80% for Class B, 1.80% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

An underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the benchmark. The Fund boosted relative returns by avoiding fallout from mounting losses for banks and insurers.

•

Stock selections and an overweight position in the materials sector benefited Fund returns. Shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa, steel producer Nucor and Dow Chemical benefited from this environment.

•

Among industrials, shares of Burlington Northern rose on higher rail transport volumes of coal, ethanol and other commodities. Waste Management, the largest US garbage hauler and landfill operator, boosted returns with margin improvements from price hikes to offset higher diesel fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. The Fund’s positions in broadcaster CBS and cruise operator Carnival also detracted from returns.

•

An underweighting of the energy sector negatively contributed to performance relative to the benchmark. Refiners struggled with lower profit margins as crude oil prices rose faster than the prices of refined products. The nation’s largest independent refiner, Valero, ended the year lower due to a drop in profits resulting from the margin squeeze.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	–16.65%	10.14%	—	8.70%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–21.23%	8.90%	—	7.94%
Allianz NFJ Large-Cap Value Fund Class B	–17.31%	9.32%	—	7.90%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–21.35%	9.04%	—	7.90%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	–18.07%	9.33%	—	7.90%
Russell Top 200 Value Index	–19.35%	7.19%	3.49%	2.47%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	3.90%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class B shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.3%
Energy	18.9%
Consumer Discretionary	9.1%
Materials & Processing	10.1%
Industrial	9.8%
Healthcare	8.4%
Consumer Staples	7.6%
Telecommunication Services	7.0%
Other	8.7%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$875.00	$871.50	$872.20	$1,019.39	$1,015.66	$1,015.66
Expenses Paid During Period	$5.13	$8.61	$8.61	$5.52	$9.27	$9.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies weighed most heavily on Fund performance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

Underweight positions in two strongly-performing sectors, materials and utilities, detracted from returns. Global demand for coal and steel has led to higher prices, driving up the value of many domestic materials companies. Similarly, the world’s burgeoning demand for grains and oilseeds led to robust financial results for fertilizer materials suppliers. Utilities, particularly natural gas companies, fared well amid continued investor demand for energy-related stocks.

•

An overweight position in the energy sector boosted returns versus the benchmark. Chesapeake Energy’s natural gas operations in the Haynesville Shale region of Louisiana boosted share prices. Higher natural gas prices and improved technology allow extraction from shale through a process that was too difficult and expensive until recently. Although gas prices have not risen as rapidly as oil prices, the spread is narrowing. Demand for natural gas, one of the cleanest fossil fuels, is expected to increase.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	–18.09%	—	—	–1.33%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–22.60%	—	—	–4.28%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–19.51%	—	—	–2.11%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	–0.53%
Lipper Mid-Cap Value Fund Average	–16.89%	11.42%	8.37%	0.54%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.25% for Class A shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	22.2%
Industrial	14.5%
Consumer Discretionary	13.3%
Energy	10.2%
Utilities	7.7%
Materials	7.5%
Consumer Staples	7.3%
Information Technology	6.4%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$908.70	$905.20	$1,018.50	$1,014.77
Expenses Paid During Period	$6.07	$9.62	$6.42	$10.17

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Class A and 2.03% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the index. Shares of Nationwide Health Properties rose on reports of solid growth in revenues and earnings. The real estate investment trust, which specializes in senior living facilities, expanded into the medical office segment during the year. Potlatch, a real estate trust that owns 1.7 million acres of timberland, boosted value with announced plans to spin-off pulp and paper businesses to focus on core timberland investments.

•

An underweight position in the consumer discretionary sector proved beneficial for the Fund, as investors began to shun companies whose performance is likely to be negatively impacted by a softening economy. Holdings in the materials sector boosted performance. Shares of iron ore producer Cleveland-Cliffs advanced on rising prices and demand for steel. Higher demand globally gave pricing power to domestic producers. Agnico Eagle Mines shares rallied on rising profits due to record bullion prices. The Canadian gold producer is planning a five-fold increase in gold output in the next three years.

•

Among utilities, natural gas companies fared well. National Fuel Gas shares climbed steadily with the announcement of record earnings from its exploration and production business. Likewise, Energen shares were up after the company raised its 2008 and 2009 forecasts due to rising commodity prices and increased production.

•	An underweight position in the energy sector detracted from Fund performance. Record prices for crude oil, which almost tripled in the first six months of 2008, drove oil companies to new highs.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	–7.01%	14.58%	10.44%	13.11%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–12.13%	13.29%	9.82%	12.73%
Allianz NFJ Small-Cap Value Fund Class B	–7.71%	13.73%	9.86%	12.76%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–11.85%	13.49%	9.86%	12.76%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–8.49%	13.73%	9.62%	12.27%
Russell 2000 Value Index	–21.63%	10.02%	7.47%	12.34%
Lipper Small-Cap Value Fund Average	–19.62%	10.34%	7.66%	11.30%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Industrial	19.5%
Financial Services	18.0%
Energy	13.2%
Utilities	12.2%
Materials	11.6%
Consumer Discretionary	6.5%
Consumer Staples	6.4%
Healthcare	3.5%
Other	1.6%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$976.00	$972.40	$972.70	$1,018.75	$1,015.02	$1,015.02
Expenses Paid During Period	$6.04	$9.71	$9.71	$6.17	$9.92	$9.92

For each class of the Fund, expenses are equal to the expense ratio for the class (1.23% for Class A, 1.98% for Class B, 1.98% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

The Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. The remaining covered call portion of the Fund intends to enhance income potential as well as reduce return volatility.

•	Stocks declined over the past year reflecting investor concerns about credit-market conditions, surging oil prices, inflation and slowing economic growth.

•

Relative performance was hindered over the year by stock selection in Financials. Shares of investment bank Lehman Brothers fell as the company marked down assets and reported a quarterly loss in challenging credit-market conditions. Bond insurer MBIA fell in response to losses posted throughout the period and investor concerns that its credit rating might be downgraded.

•

Telecommunications Services stock selection also detracted from performance. Telecom services provider SprintNextel was down on market concerns about the company’s market share. NII Holding saw its stock sell off on investor worries about increased spending for the next-generation wireless build and heightened competition.

•

Relative performance benefited from both stock selection and an overweighting in Technology. Internet search and advertising firm Google advanced on strong revenue and earnings growth. Credit card and transaction processing company MasterCard rose on strong earnings as the company capitalized on growth opportunities in international and emerging markets.

•	Stock selection in Materials also aided performance. Fertilizer producer Mosaic rose on higher earnings driven by sharply higher prices for its products.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class A	–13.49%	7.33%	6.11%	10.50%
Allianz OCC Equity Premium Strategy Fund Class A (adjusted)	–18.25%	6.12%	5.52%	10.04%
Allianz OCC Equity Premium Strategy Fund Class B	–14.15%	6.56%	5.55%	10.08%
Allianz OCC Equity Premium Strategy Fund Class B (adjusted)	–18.15%	6.25%	5.55%	10.08%
Allianz OCC Equity Premium Strategy Fund Class C (adjusted)	–14.97%	6.53%	5.33%	9.69%
S&P 500 Index	–13.12%	7.58%	2.88%	9.79%
Lipper Large-Cap Core Fund Average	–12.23%	6.84%	2.51%	8.57%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.28% for Class A shares, 2.03% for Class B shares and 2.03% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.2%
Energy	14.9%
Healthcare	13.4%
Financial Services	12.0%
Consumer Staples	6.2%
Materials & Processing	5.6%
Telecommunications	5.2%
Capital Goods	5.0%
Other	14.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$883.50	$880.30	$880.10	$1,018.50	$1,014.72	$1,014.72
Expenses Paid During Period	$5.99	$9.54	$9.54	$6.42	$10.22	$10.22

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Class A, 2.04% for Class B, 2.04% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, large-cap growth stocks best mitigated losses. As measured by the Russell 1000 Growth Index, energy and materials stocks dramatically outperformed, while consumer discretionary, financial and telecom stocks posted the biggest losses.

•

The Fund’s performance relative to the index was largely due to stock selection across several market sectors, most notably health care. Biopharmaceutical company Celgene received regulatory approval for its Pharmion acquisition, and reported sharply higher revenues. Also in health care, biopharmaceutical company Gilead Sciences benefited as its HIV medication was found to be more effective than competing drugs.

•

The Fund outperformed the index in the technology, energy, materials and consumer discretionary sectors. In technology, credit card company Mastercard benefited from continued secular growth as the consumer has moved from cash and checks to credit cards. In energy, independent oil and gas company EOG Resources reported higher quarterly production and benefited from record crude oil prices. In materials, Mosaic and Monsanto outperformed, while in consumer discretionary, Hilton Hotels was the top contributor. The Fund’s significant underweight to consumer discretionary throughout much of the trailing year also contributed meaningfully to returns.

•

Financials and industrials were the Fund’s largest detractors relative to the index. Investment bank Lehman Brothers declined on liquidity concerns, while MGIC Investment depreciated as a result of rising mortgage delinquencies and home foreclosures. In industrials, regional airliner Ryanair Holdings warned of lower profits due to higher fuel costs and weaker consumer spending. Our overweighting to financials also curtailed returns during the trailing year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class A	–0.89%	10.87%	2.00%	11.59%
Allianz OCC Growth Fund Class A (adjusted)	–6.34%	9.62%	1.43%	11.33%
Allianz OCC Growth Fund Class B	–1.61%	10.04%	1.45%	11.35%
Allianz OCC Growth Fund Class B (adjusted)	–6.53%	9.76%	1.45%	11.35%
Allianz OCC Growth Fund Class C (adjusted)	–2.60%	10.04%	1.22%	10.76%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	10.83%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	12.64%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.16% for Class A shares, 1.91% for Class B shares and 1.91% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	32.0%
Healthcare	22.6%
Energy	13.5%
Financial Services	7.1%
Consumer Staples	5.8%
Capital Goods	4.1%
Telecommunications	3.0%
Chemicals	2.4%
Other	7.7%
Cash & Equivalents — net	1.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$925.90	$922.80	$922.50	$1,019.10	$1,015.32	$1,015.32
Expenses Paid During Period	$5.55	$9.18	$9.18	$5.82	$9.62	$9.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.92% for Class B, 1.92% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Opportunity Fund seeks capital appreciation with no consideration given to income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, small-cap growth stocks sharply outperformed their value peers. As measured by the Russell 2000 Growth Index, energy stocks dramatically outperformed, while utilities were the only other sector to appreciate. Consumer discretionary, telecom, technology and financial stocks posted the biggest losses.

•

The Fund underperformed the index due to stock selection in industrials, health care, consumer discretionary and financials. The Fund’s weakness in industrials was broad-based, but one of the largest relative underperformers was Panama-based airline operator Copa Holdings, which reported lower revenues and higher costs as competition increased.

•

In health care, specialty pharmaceutical company Indevus Pharmaceuticals was hurt when the FDA requested an additional safety study for Nebido, the company’s testosterone drug. In consumer discretionary, casino operator Pinnacle Entertainment was hurt by a challenging consumer environment and accordingly less foot traffic.

•

The Fund’s stock selection in energy significantly mitigated losses elsewhere. Independent oil and gas companies Petrohawk Energy and Goodrich Petroleum acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth. Independent oil and gas companies Quicksilver Resources and PetroQuest Energy also outperformed, rising on strong well results and increased natural gas production forecasts.

•	The Fund’s overweighting in energy, health care and industrials, and underweighting to consumer discretionary and financials also helped performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Class A	–18.02%	10.97%	4.77%	12.67%
Allianz OCC Opportunity Fund Class A (adjusted)	–22.53%	9.72%	4.18%	12.41%
Allianz OCC Opportunity Fund Class B	–18.65%	10.13%	4.24%	12.42%
Allianz OCC Opportunity Fund Class B (adjusted)	–22.15%	9.86%	4.24%	12.42%
Allianz OCC Opportunity Fund Class C (adjusted)	–19.34%	10.14%	4.01%	11.84%
Russell 2000 Growth Index	–10.83%	10.37%	2.80%	7.37%
Lipper Small-Cap Growth Fund Average	–13.53%	9.06%	5.11%	7.73%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.7%
Energy	18.0%
Healthcare	16.7%
Commercial Services	8.6%
Transportation	8.4%
Consumer Services	7.6%
Consumer Discretionary	4.7%
Capital Goods	3.7%
Other	11.8%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$853.00	$849.90	$849.90	$1,018.30	$1,014.57	$1,014.57
Expenses Paid During Period	$6.08	$9.52	$9.52	$6.62	$10.37	$10.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long term growth of capital by normally investing at least 80% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

The stock market declined since the Fund’s inception on November 1, 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell 2000 Value Index, energy and materials stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Boston Private Financial Holding (investment management and private banking) was the biggest detractor, falling on increased loan losses and investor concerns about credit market conditions. RAM Holdings (financial guaranty reinsurance) declined on concerns about a possible credit-rating downgrade.

•

Rising oil prices, which helped our energy investments, had a negative impact on several industrial holdings including Republic Airways and AAR Corp., the two biggest detractors. Republic is a regional airline which serves as a feeder for five major air carriers, while AAR provides parts inventory management and maintenance services to the airline industry.

•

Among consumer discretionary stocks, children’s clothing retailer Gymboree was the top contributor. The stock had sold off in 2007 on investor concerns about a weak retailing environment, but rebounded sharply in the first quarter as the company posted strong results. Specialty retailer of casual apparel Aeropostale also delivered strong results in a difficult retail environment.

•

The Fund performed well in the energy sector, led by investments in independent oil and gas companies EXCO Resources and Rosetta Resources. Both reported strong results driven by higher energy prices. EXCO is focused on the acquisition and development of low-risk reserves in East Texas/North Louisiana, Rosetta is primarily a natural gas company with properties in the Sacramento Basin of California, South Texas, the Gulf of Mexico and the Rocky Mountains.

Average Annual Total Return for the period ended June 30, 2008

	6 Months	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Class A	–12.05%	—	—	—	–15.80%
Allianz OCC Small-Cap Value Fund Class A (adjusted)	–16.91%	—	—	—	–20.42%
Allianz OCC Small-Cap Value Fund Class C (adjusted)	–13.22%	—	—	—	–17.04%
Russell 2000 Value Index	–9.84%	–21.63%	10.02%	7.47%	–17.30%
Lipper Small-Cap Value Fund Average	–8.64%	–19.62%	10.34%	7.66%	–15.57%

†The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 8.59% for Class A shares, and 9.34% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	27.7%
Consumer Discretionary	10.2%
Energy	9.2%
Healthcare	7.4%
Technology	7.1%
Consumer Services	6.8%
Utilities	6.7%
Commercial Services	4.5%
Other	16.8%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$879.50	$876.60	$1,018.40	$1,014.77
Expenses Paid During Period	$6.07	$9.47	$6.52	$10.17

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, and 2.03% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	21

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation with no consideration given to income by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion at the time of investment although it may invest in companies of any size.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, mid-cap growth stocks sharply outperformed their value peers. As measured by the Russell Midcap Growth Index, energy stocks dramatically outperformed, while utilities and materials slightly appreciated. Consumer discretionary, telecom and financial stocks posted the biggest losses.

•

The Fund outperformed the index due to stock selection across several market sectors, most notably energy. Independent oil and gas company Petrohawk Energy acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth, while Quicksilver Resources rose on strong well results and increased natural gas production forecasts.

•

The Fund also outperformed in the health care, materials and consumer discretionary sectors. In health care, surgical device manufacturer Intuitive Surgical reported robust instrument revenues and rampant earnings growth. In materials, phosphate and potash producer Mosaic outperformed on strong demand and sharply higher prices for the company’s fertilizer products. Crocs, New Oriental Education & Technology and Hilton Hotels boosted the consumer discretionary sector.

•

Financials, telecom and technology stocks were the Fund’s largest detractors relative to the index. In financials, specialized finance company CapitalSource reported mortgage-backed security-related losses, while in telecom, Latin American wireless telecom services provider NII Holdings underperformed due to worries about increased spending on the next-generation wireless build. VMWare and Akamai Technologies led the technology sector lower.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class A	1.27%	13.65%	7.62%	11.94%
Allianz OCC Target Fund Class A (adjusted)	–4.30%	12.37%	7.01%	11.54%
Allianz OCC Target Fund Class B	0.55%	12.81%	7.11%	11.56%
Allianz OCC Target Fund Class B (adjusted)	–3.95%	12.56%	7.11%	11.56%
Allianz OCC Target Fund Class C (adjusted)	–0.39%	12.82%	6.87%	11.14%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.47%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	9.01%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.21% for Class A shares, 1.96% for Class B shares and 1.96% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.3%
Energy	21.2%
Healthcare	13.2%
Consumer Services	12.1%
Financial Services	6.6%
Telecommunications	5.5%
Chemicals	4.3%
Consumer Discretionary	3.7%
Other	8.2%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$963.60	$960.20	$960.10	$1,018.85	$1,015.07	$1,015.12
Expenses Paid During Period	$5.91	$9.60	$9.55	$6.07	$9.87	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.97% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Allianz Funds

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and utilities stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

•	Among consumer discretionary stocks, homebuilders Lennar Corp. and Centex Corp. were the biggest detractors from Fund performance, reflecting the impact of the housing downturn.

•

Among health care stocks, Wellpoint Inc. was the biggest detractor as the health insurer cut its 2008 earnings forecast modestly, citing several factors, including medical costs, lower fully insured enrollment and a weak economy.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, performed well. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included data storage company EMC.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class A	–33.44%	4.48%	5.62%	—
Allianz OCC Value Fund Class A (adjusted)	–37.10%	3.31%	5.02%	—
Allianz OCC Value Fund Class B	–33.86%	3.72%	5.07%	9.76%
Allianz OCC Value Fund Class B (adjusted)	–36.57%	3.45%	5.07%	9.76%
Allianz OCC Value Fund Class C (adjusted)	–34.43%	3.71%	4.84%	9.29%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	10.80%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	9.29%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.0%
Energy	24.9%
Capital Goods	10.8%
Consumer Staples	10.6%
Healthcare	9.2%
Utilities	5.4%
Aerospace	5.2%
Consumer Discretionary	1.5%
Other	2.1%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$738.50	$736.60	$736.40	$1,019.29	$1,015.51	$1,015.51
Expenses Paid During Period	$4.84	$8.12	$8.12	$5.62	$9.42	$9.42

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.88% for Class B, 1.88% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	23

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. large cap stocks lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair large cap equities during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•	Large-cap value stocks significantly underperformed large-cap growth in a period where financial institutions were deleveraging and experiencing credit losses.

•	Stock selection was strong in technology and industrials and an overweight allocation to the energy sector helped to boost the Fund’s relative returns.

•

Two of the Fund’s energy stocks—Weatherford International and XTO Energy—were top contributors during the fiscal year. Oilfield services company Weatherford benefited from strong crude oil prices and new contract awards. Countries including Saudi Arabia, Oman, Egypt, China, and particularly Mexico are rapidly growing markets for the company.

•

In technology, Apple Inc. was a top contributor to returns during the period. Its shares benefited from strong demand for Macintosh computers and new product introductions. Apple appears to be on track to meet its goal of selling 10 million iPhones in 2008. iPhone sales look promising as Apple enters new countries, launches the third-generation (3G) iPhone, and comes closer to tapping the enterprise segment dominated by Blackberry. In June, the company unveiled the 3G iPhone that is cheaper, thinner, and offers faster internet service.

•

In contrast, selection among financials stocks held back relative returns. Citigroup was the top detractor during the fiscal year. Stock selection in the consumer discretionary sector, particularly among retail and consumer services stocks, also held back returns. J.C. Penney was another top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	–6.81%	6.38%	3.09%	7.01%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–11.93%	5.19%	2.50%	6.49%
Allianz RCM Large-Cap Growth Fund Class B	–7.52%	5.60%	2.46%	6.46%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	–11.79%	5.28%	2.46%	6.46%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	–8.30%	5.61%	2.32%	6.22%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	4.87%
S&P 500 Index	–13.12%	7.58%	2.88%	6.60%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	5.30%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	21.3%
Healthcare	15.9%
Consumer Discretionary	9.5%
Energy	8.3%
Financial Services	7.0%
Telecommunications	6.4%
Oil & Gas	6.1%
Consumer Staples	6.1%
Other	12.8%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$880.90	$877.60	$877.90	$1,019.29	$1,015.56	$1,015.56
Expenses Paid During Period	$5.24	$8.73	$8.73	$5.62	$9.37	$9.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid-cap stocks declined during the fiscal year largely due to the fallout from the subprime housing crisis. Prices of oil and other commodities also rose dramatically during the period, putting a downward pressure on stocks.

•	Mid-cap value style stocks significantly underperformed mid-cap growth in a period where financial companies were deleveraging and experiencing write-downs and disappointing earnings.

•

The Fund’s performance relative to its benchmark during the fiscal year was largely due to strong stock selection in materials and consumer staples. In addition, the Fund’s overweight exposure to the poorly performing consumer discretionary segment was offset by strong stock picking, which helped boost relative returns.

•

Two of the Fund’s energy holdings—Southwestern Energy and Weatherford International—both gained over 80% during the period. Natural gas producer Southwestern Energy benefited from higher natural gas prices and strong production. Similarly, oilfield services company Weatherford benefited from strong crude oil prices and new contract awards.

•

In contrast, poor stock selection in communication equipment and an overweight in consumer durables hurt performance. IT services company SAVVIS Inc. and oil refiner Sunoco were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	–6.40%	10.04%	4.64%	14.14%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–11.55%	8.80%	4.05%	13.92%
Allianz RCM Mid-Cap Fund Class B	–6.97%	9.34%	4.15%	13.92%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–11.58%	9.06%	4.15%	13.92%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–7.91%	9.27%	4.01%	13.39%
Russell Midcap Index	–11.19%	13.07%	8.10%	14.15%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	11.51%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	25.1%
Energy	14.0%
Healthcare	11.1%
Consumer Discretionary	10.3%
Consumer Staples	5.8%
Financial Services	5.7%
Capital Goods	5.7%
Materials & Processing	5.0%
Other	14.5%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$933.30	$930.90	$934.10	$1,019.19	$1,015.42	$1,015.42
Expenses Paid During Period	$5.48	$9.12	$9.14	$5.72	$9.52	$9.52

For each class of the Fund, expenses are equal to the expense ratio for the class (1.14% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	25

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

The Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. equities lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair stocks during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•

Growth style stocks significantly outperformed value in a period where financial institutions were deleveraging and experiencing credit losses. The Russell 3000 Growth Index returned -6.38% while the Russell 3000 Value Index returned -19.02%.

•

Strong stock selection drove the bulk of the Fund’s relative performance, however sector allocation also helped. Selection in materials, industrials, and technology along with an overweight to the strongly performing energy sector boosted the Fund’s returns.

•

In materials, international mining company Cleveland-Cliffs and seed producer Monsanto were top contributors during the fiscal year. Cleveland-Cliffs is North America’s largest producer of iron-ore pellets and a major supplier of metallurgical coal to the steelmaking industry. The stock benefited from strong demand for steel as regions outside of the U.S., including China and the Middle East, have increased their spending on infrastructure projects. Strong steel demand has fueled an increase in the price of the raw materials used to make steel.

•	In technology, Apple Inc. was also a top contributor. Apple’s shares benefited from strong demand for Macintosh computers and new product introductions.

•

In contrast, consumer staples stock selection and an underweight allocation to utilities detracted. In terms of stocks, Citigroup was a top detractor during the fiscal year. Communications equipment company Riverbed Technology was also a top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class A	–0.46%	—	—	3.21%
Allianz RCM Strategic Growth Fund Class A (adjusted)	–5.93%	—	—	0.65%
Allianz RCM Strategic Growth Fund Class C (adjusted)	–2.24%	—	—	2.41%
Russell 3000 Growth Index	–6.38%	7.56%	1.08%	2.87%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	2.37%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.69% for Class A shares and 2.42% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	33.7%
Consumer Discretionary	14.1%
Energy	11.5%
Materials & Processing	10.9%
Healthcare	9.2%
Financial Services	6.7%
Oil & Gas	4.0%
Consumer Staples	3.1%
Other	12.2%
Cash & Equivalents — net (including options written & securities sold short)	–5.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$891.20	$887.90	$1,015.86	$1,012.13
Expenses Paid During Period	$8.51	$12.02	$9.07	$12.81

For each class of the Fund, expenses are equal to the expense ratio for the class (1.81% for Class A, 2.56% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26	Allianz Funds

Schedule of Investments

Allianz Global Investors Multi-Style Fund

June 30, 2008

	Shares	Value (000s)

ALLIANZ FUNDS (a)(b)—43.2%
CCM Capital Appreciation	137,509	$2,584
CCM Mid-Cap (d)	91,322	2,454
NACM International	1,567,896	29,476
NFJ Large-Cap Value	793,117	13,301
NFJ Small-Cap Value	141,950	4,270
OCC Growth (d)	78,101	2,019
OCC Opportunity (d)	301,224	5,799
OCC Renaissance	1,036,876	17,336
OCC Target (d)	134,146	3,193
RCM Large-Cap Growth	1,824,675	24,049
RCM Mid-Cap (d)	5,600,869	15,738

Total Allianz Funds (cost—$110,858)		120,219

PIMCO FUNDS (a)(c)—57.1%
Foreign Bond (U.S. Dollar-Hedged)	368,611	3,697
High Yield	772,787	6,978
Japanese StocksPLUS Total Return Strategy (d)	407,121	4,096
Short-Term	1,215,828	11,915
StocksPLUS	3,946,824	37,061
Total Return	8,939,094	95,022

Total PIMCO Funds (cost—$160,277)		158,769

Total Investments (cost—$271,135)—100.3%		278,988

Liabilities in excess of other assets—(0.3)%		(981)

Net Assets—100.0%		$278,007

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	27

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.7%
Aerospace—3.2%
Boeing Co.	164,131	$10,787
General Dynamics Corp.	237,960	20,036
Lockheed Martin Corp.	179,530	17,712

		48,535

Building/Construction—2.5%
Foster Wheeler Ltd. (c)	251,880	18,425
Jacobs Engineering Group, Inc. (c)	227,750	18,379

		36,804

Capital Goods—7.6%
Honeywell International, Inc.	328,520	16,518
Manitowoc Co., Inc. (e)	434,390	14,131
McDermott International, Inc. (c)	385,370	23,850
Parker Hannifin Corp.	282,895	20,176
SPX Corp.	193,590	25,502
Textron, Inc.	311,300	14,921

		115,098

Chemicals—3.9%
Celanese Corp.	415,510	18,972
Monsanto Co. (e)	166,830	21,094
Mosaic Co. (c)	125,650	18,182

		58,248

Communications—1.0%
Omnicom Group, Inc. (e)	350,440	15,728

Consumer Discretionary—3.7%
Coach, Inc. (c)	599,660	17,318
McDonald’s Corp.	334,120	18,784
Nike, Inc., Class B	333,120	19,858

		55,960

Consumer Services—1.7%
Accenture Ltd., Class A	572,260	23,302
Owens-Illinois, Inc. (c)	59,188	2,468

		25,770

Consumer Staples—6.9%
Bunge Ltd. (e)	199,790	21,516
Coca-Cola Co.	360,250	18,726
ConAgra Foods, Inc.	431,380	8,317
General Mills, Inc.	311,080	18,904
Kroger Co.	628,640	18,285
Philip Morris International, Inc.	364,980	18,026

		103,774

Electronics—2.4%
Amphenol Corp.	433,150	19,440
Tyco Electronics Ltd.	480,560	17,213

		36,653

Energy—13.3%
Apache Corp.	135,690	18,861
Devon Energy Corp.	163,500	19,646
El Paso Corp.	1,094,280	23,789
ENSCO International, Inc.	283,140	22,861
First Solar, Inc. (c)	66,650	18,112
FMC Technologies, Inc. (c)(e)	282,620	21,742
Hess Corp.	150,450	18,985
Occidental Petroleum Corp.	204,380	18,366
Southwestern Energy Co. (c)	425,030	20,236
Williams Cos., Inc.	451,890	18,164

		200,762

	Shares	Value (000s)

Financial Services—5.7%
AFLAC, Inc.	287,550	$18,122
Assurant, Inc.	269,130	17,752
Chubb Corp.	312,110	15,296
MetLife, Inc.	303,340	16,007
Northern Trust Corp.	265,350	18,195

		85,372

Healthcare—10.3%
Baxter International, Inc.	367,740	23,513
Becton Dickinson & Co.	214,700	17,455
Boston Scientific Corp. (c)	1,509,790	18,555
C.R. Bard, Inc.	190,070	16,717
Genentech, Inc. (c)	305,700	23,203
Gilead Sciences, Inc. (c)	379,950	20,118
Johnson & Johnson	287,770	18,515
St. Jude Medical, Inc. (c)	429,500	17,558

		155,634

Industrial—1.2%
Deere & Co.	251,140	18,115

Materials & Processing—2.7%
Freeport-McMoRan Copper & Gold, Inc. (e)	174,400	20,438
Nucor Corp.	274,020	20,461

		40,899

Multi-Media—2.1%
Viacom, Inc., Class B (c)	474,940	14,505
Walt Disney Co.	545,820	17,029

		31,534

Oil & Gas—2.5%
Exxon Mobil Corp.	231,700	20,420
Transocean, Inc. (c)	109,101	16,626

		37,046

Retail—3.2%
GameStop Corp., Class A (c)	376,160	15,197
Gap, Inc. (e)	974,880	16,251
TJX Cos., Inc. (e)	554,100	17,438

		48,886

Technology—24.8%
Activision, Inc. (c)	626,670	21,351
Adobe Systems, Inc. (c)(e)	512,050	20,170
American Tower Corp., Class A (c)	450,080	19,016
Analog Devices, Inc.	556,870	17,692
Apple, Inc. (c)	137,560	23,033
BMC Software, Inc. (c)(e)	580,690	20,905
Broadcom Corp., Class A (c)	726,030	19,813
CA, Inc. (e)	741,300	17,117
Dell, Inc. (c)(e)	836,270	18,297
DIRECTV Group, Inc. (c)	729,530	18,902
eBay, Inc. (c)	626,670	17,127
Emerson Electric Co.	420,760	20,806
International Business Machines Corp.	237,120	28,106
MasterCard, Inc., Class A (e)	56,070	14,888
Microsoft Corp.	665,800	18,316
Oracle Corp. (c)(e)	966,580	20,298
Symantec Corp. (c)(e)	1,029,880	19,928
Thermo Fisher Scientific, Inc. (c)	346,240	19,296
Xilinx, Inc.	767,820	19,387

		374,448

Total Common Stock (cost—$1,405,335)		1,489,266

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.2%
Collateral Invested for Securities on Loan (d)—9.2%
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*,
2.54%	$10,000	$8,210
2.56%	5,000	4,105
Calyon,
2.75% due 7/1/08	35,000	35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	16,675	16,675
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Northern Rock PLC,
2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910

		138,264

Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $45,057; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $24,718 including accrued interest, Freddie Mac Discount Note, 1.609%, due 7/28/08 valued at $18,916 including accrued interest and Freddie Mac, 4.125%, due 6/23/10 valued at $2,322 including accrued interest (cost—$45,055)	45,055	45,055

Total Short-Term Investments (cost—$189,033)		183,319

Total Investments (cost—$1,594,368)—110.9%		1,672,585

Liabilities in excess of other assets—(10.9%)		(164,365)

Net Assets—100.0%		$1,508,220

28	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $139,651; cash collateral of $143,787 was received with which the Fund purchased short-term investments.

(f) Fair valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Schedule of Investments

CCM Focused Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—2.5%
Lockheed Martin Corp.	34,150	$3,369

Building/Construction—5.8%
Jacobs Engineering Group, Inc. (a)	44,800	3,615
McDermott International, Inc. (a)	67,650	4,187

		7,802

Capital Goods—1.7%
Textron, Inc.	46,540	2,231

Chemicals—2.7%
Monsanto Co.	28,820	3,644

Communications—2.4%
Omnicom Group, Inc.	70,700	3,173

Consumer Discretionary—12.3%
CVS Corp.	82,310	3,257
McDonald’s Corp.	60,500	3,402
Nike, Inc., Class B	56,750	3,383
TJX Cos., Inc.	102,020	3,210
Urban Outfitters, Inc. (a)	104,720	3,266

		16,518

Consumer Services—2.9%
Accenture Ltd., Class A	96,020	3,910

Consumer Staples—1.8%
Coca-Cola Co.	47,990	2,495

Energy—16.8%
ENSCO International, Inc.	49,680	4,011
First Solar, Inc. (a)	11,270	3,075
Questar Corp.	58,830	4,179
Southwestern Energy Co. (a)	84,460	4,021
Transocean, Inc. (a)	23,510	3,583
Williams Cos., Inc.	94,070	3,792

		22,661

Financial Services—2.4%
Northern Trust Corp.	47,780	3,276

Healthcare—8.7%
Baxter International, Inc.	60,980	3,899
Genentech, Inc. (a)	51,480	3,907
Gilead Sciences, Inc. (a)	73,250	3,879

		11,685

Machinery—2.3%
Deere & Co.	43,240	3,119

Materials—5.5%
Freeport-McMoRan Copper & Gold, Inc.	31,690	3,714
Nucor Corp.	49,970	3,731

		7,445

Multi-Media—1.9%
Walt Disney Co.	83,880	2,617

Technology—27.3%
Activision, Inc. (a)	116,620	3,973
Apple, Inc. (a)	16,070	2,691
Broadcom Corp., Class A (a)	132,240	3,609
CA, Inc.	134,470	3,105
Emerson Electric Co.	63,880	3,159
International Business Machines Corp.	31,340	3,715
Microsoft Corp.	111,690	3,073
Oracle Corp. (a)	165,360	3,472
Symantec Corp. (a)	185,970	3,598

	Shares	Value (000s)

Thermo Fisher Scientific, Inc. (a)	58,180	$3,242
Xilinx, Inc.	126,960	3,206

		36,843

Total Common Stock (cost—$129,958)		130,788

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,053; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $1,075 including accrued interest (cost—$1,053)	$1,053	1,053

Total Investments (cost—$131,011)—97.8%		131,841

Other assets less liabilities—2.2%		2,966

Net Assets—100.0%		$134,807

Notes to Schedule of Investments:
(a) Non-income producing.

30	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (c)(e)	179,051	$18,206

Automotive—1.0%
BorgWarner, Inc.	320,240	14,212

Capital Goods—10.0%
Fluor Corp.	93,275	17,357
Foster Wheeler Ltd. (c)	292,362	21,386
Gardner Denver, Inc. (c)	419,514	23,828
Harsco Corp.	306,200	16,660
Joy Global, Inc.	233,970	17,742
Manitowoc Co., Inc.	376,693	12,254
SPX Corp.	151,800	19,997
Textron, Inc.	284,152	13,619

		142,843

Chemicals—3.9%
Celanese Corp.	396,584	18,108
CF Industries Holdings, Inc.	107,480	16,423
FMC Corp.	271,603	21,033

		55,564

Consumer Discretionary—7.9%
Big Lots, Inc. (c)(e)	479,922	14,993
GameStop Corp., Class A (c)	351,612	14,205
John Wiley & Sons, Inc., Class A	380,158	17,119
Tiffany & Co.	373,670	15,227
TJX Cos., Inc.	515,520	16,223
Urban Outfitters, Inc. (c)(e)	570,017	17,779
Yum! Brands, Inc.	486,975	17,088

		112,634

Consumer Services—1.6%
Hewitt Associates, Inc., Class A (c)	523,732	20,075
Owens-Illinois, Inc. (c)	51,297	2,138

		22,213

Consumer Staples—5.0%
Bunge Ltd. (e)	177,760	19,143
Church & Dwight Co., Inc.	324,360	18,278
Hormel Foods Corp. (e)	423,413	14,654
UST, Inc. (e)	338,632	18,493

		70,568

Diversified Manufacturing—1.1%
Brink’s Co.	238,304	15,590

Electronics—1.1%
Trimble Navigation Ltd. (c)	447,530	15,977

Energy—15.0%
Arch Coal, Inc. (e)	343,825	25,797
Cimarex Energy Co. (e)	312,695	21,785
Denbury Resources, Inc. (c)	571,318	20,853
Dresser-Rand Group, Inc. (c)	445,600	17,423
FMC Technologies, Inc. (c)(e)	316,138	24,321
Helmerich & Payne, Inc.	349,455	25,168
Mirant Corp. (c)(e)	438,103	17,152
Noble Corp.	320,477	20,818
Noble Energy, Inc.	196,783	19,789
Pride International, Inc. (c)	421,235	19,920

		213,026

Financial Services—2.9%
Hudson City Bancorp, Inc.	902,157	15,048
Nasdaq Stock Market, Inc. (c)(e)	413,865	10,988
Northern Trust Corp.	225,324	15,451

		41,487

Healthcare—8.1%
C.R. Bard, Inc.	163,046	14,340
DENTSPLY International, Inc.	437,680	16,107

	Shares	Value (000s)

Edwards Lifesciences Corp. (c)	311,810	$19,345
Intuitive Surgical, Inc. (c)	51,895	13,980
St. Jude Medical, Inc. (c)	373,237	15,258
Techne Corp. (c)	234,840	18,174
Varian Medical Systems, Inc. (c)	345,370	17,907

		115,111

Industrial—0.9%
AGCO Corp. (c)(e)	250,415	13,124

Insurance—2.2%
Arch Capital Group Ltd. (c)	239,157	15,861
Unum Group	725,284	14,832

		30,693

Machinery—1.3%
Flowserve Corp.	139,952	19,131

Materials & Processing—3.6%
AK Steel Holding Corp.	305,775	21,099
Precision Castparts Corp.	136,240	13,129
Timken Co.	498,220	16,411

		50,639

Retail—5.7%
Advance Auto Parts, Inc.	435,240	16,900
BJ’s Wholesale Club, Inc. (c)	458,423	17,741
Burger King Holdings, Inc.	618,450	16,568
Dollar Tree Stores, Inc. (c)	502,900	16,440
Hanesbrands, Inc. (c)	501,684	13,616

		81,265

Technology—19.2%
Activision, Inc. (c)	634,813	21,628
Affiliated Computer Services, Inc., Class A (c)	330,852	17,697
Akamai Technologies, Inc. (c)(e)	559,630	19,470
Altera Corp.	889,620	18,415
Ametek, Inc.	378,420	17,869
Amphenol Corp.	418,647	18,789
Brocade Communications Systems, Inc. (c)	2,229,400	18,370
Dolby Laboratories, Inc., Class A (c)	389,510	15,697
Intersil Corp., Class A	600,730	14,610
LSI Logic Corp. (c)(e)	2,786,068	17,106
Marvell Technology Group Ltd. (c)	1,273,230	22,485
McAfee, Inc. (c)	495,196	16,852
Metavante Technologies, Inc. (c)	754,240	17,061
PerkinElmer, Inc.	638,786	17,790
Salesforce.com, Inc. (c)	269,010	18,355

		272,194

Utilities—1.6%
Energen Corp.	288,465	22,509

Total Common Stock (cost—$1,208,682)		1,326,986

SHORT-TERM INVESTMENTS—14.9%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—10.8%
Axon Financial Funding LLC, FRN, (a)(b)(f)(g)(h)(i)*,
2.438%	$7,000	5,747
2.54%	10,000	8,210

	Principal Amount (000s)	Value (000s)

Calyon,
2.75% due 7/1/08	$35,000	$35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	12,081	12,081
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN, (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 7/1/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910
Wells Fargo Bank NA,
2.25% due 7/1/08	15,000	15,000

		153,312

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $57,951; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $59,110 including accrued interest (cost—$57,948)	57,948	57,948

Total Short-Term Investments (cost—$217,332)		211,260

Total Investments (cost—$1,426,014)—108.3%		1,538,246

Liabilities in excess of other assets—(8.3%)		(116,883)

Net Assets—100.0%		$1,421,363

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

06.30.08	Allianz Funds Annual Report	31

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $154,546; cash collateral of $159,165 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.4%
Building/Construction—0.8%
Pulte Homes, Inc.	21,100	$203

Capital Goods—5.0%
Cummins, Inc.	5,300	347
Fluor Corp.	1,800	335
Shaw Group, Inc. (a)	2,500	155
Tyco International Ltd.	9,400	376

		1,213

Chemicals—4.1%
Celanese Corp.	8,400	383
Monsanto Co.	4,900	620

		1,003

Consumer Discretionary—11.3%
CBS Corp., Class B	21,400	417
Cintas Corp.	10,800	286
DISH Network Corp., Class A (a)	8,500	249
Dollar Tree Stores, Inc. (a)	8,700	285
GameStop Corp., Class A (a)	7,300	295
McDonald’s Corp.	6,600	371
Nike, Inc., Class B	4,100	244
Ross Stores, Inc.	7,300	259
V.F. Corp.	5,200	370

		2,776

Consumer Staples—9.3%
Altria Group, Inc.	18,200	374
Coca-Cola Co.	6,700	348
Philip Morris International, Inc.	9,300	460
Procter & Gamble Co.	4,790	291
Wal-Mart Stores, Inc.	14,200	798

		2,271

Electronics—1.2%
Tyco Electronics Ltd.	8,500	305

Energy—11.1%
Apache Corp.	2,100	292
Diamond Offshore Drilling, Inc.	4,600	640
First Solar, Inc. (a)	700	191
Foundation Coal Holdings, Inc.	2,500	221
Hess Corp.	1,200	151
National-Oilwell Varco, Inc. (a)	6,500	577
Occidental Petroleum Corp.	3,900	351
Southwestern Energy Co. (a)	6,100	290

		2,713

Financial Services—0.6%
Capital One Financial Corp.	3,700	141

Healthcare—14.8%
Abbott Laboratories	8,400	445
Aetna, Inc.	5,900	239
Amgen, Inc. (a)	9,400	443
Boston Scientific Corp. (a)	19,900	245
Forest Laboratories, Inc. (a)	13,700	476
Herbalife Ltd.	2,700	105
Johnson & Johnson	5,200	334
Medco Health Solutions, Inc. (a)	6,100	288
Medtronic, Inc.	7,500	388
Merck & Co., Inc.	7,000	264
Omnicare, Inc.	9,700	254
Wyeth	3,000	144

		3,625

Industrial—0.9%
L-3 Communications Holdings, Inc.	2,500	227

Information Technology—1.7%
Pitney Bowes, Inc.	7,300	249
Western Digital Corp. (a)	5,200	180

		429

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc.	1,300	$155
Freeport-McMoRan Copper & Gold, Inc.	5,100	598

		753

Oil & Gas—4.3%
ENSCO International, Inc.	6,400	517
Exxon Mobil Corp.	6,200	546

		1,063

Technology—29.0%
Apple, Inc. (a)	1,800	301
Applied Materials, Inc.	14,000	267
BMC Software, Inc. (a)	3,900	140
Cisco Systems, Inc. (a)	43,900	1,021
Google, Inc., Class A (a)	700	369
Hewlett-Packard Co.	17,300	765
Integrated Device Technology, Inc. (a)	18,100	180
Intel Corp.	44,400	954
International Business Machines Corp.	6,300	747
MEMC Electronic Materials, Inc. (a)	3,500	215
Microsoft Corp.	44,100	1,213
NCR Corp. (a)	7,700	194
Oracle Corp. (a)	21,600	454
Symantec Corp. (a)	15,400	298

		7,118

Telecommunications—1.0%
Verizon Communications, Inc.	6,600	234

Transportation—2.2%
CSX Corp.	8,700	546

Total Investments (cost—$24,766)—100.4%		24,620

Liabilities in excess of other assets—(0.4%)		(87)

Net Assets—100.0%		$24,533

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Schedule of Investments

NACM Income & Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—0.8%
L-3 Communications Holdings, Inc.	1,900	$173

Automotive—0.8%
Johnson Controls, Inc.	6,000	172

Capital Goods—0.7%
Textron, Inc.	3,400	163

Consumer Discretionary—1.8%
McDonald’s Corp.	3,700	208
McKesson Corp.	3,700	207

		415

Consumer Products—0.9%
Procter & Gamble Co.	3,200	195

Consumer Staples—1.7%
Coca-Cola Co.	3,500	182
PepsiCo, Inc.	3,100	197

		379

Energy—2.8%
National-Oilwell Varco, Inc. (b)(c)	2,500	222
Occidental Petroleum Corp. (c)	2,200	198
Peabody Energy Corp. (c)	2,500	220

		640

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B (c)	3,800	206

Healthcare & Hospitals—4.4%
Abbott Laboratories	3,800	201
Baxter International, Inc. (c)	3,400	217
Edwards Lifesciences Corp. (b)	3,110	193
Gilead Sciences, Inc. (b)(c)	3,900	207
Intuitive Surgical, Inc. (b)	650	175

		993

Industrial—0.7%
AGCO Corp. (b)	3,200	168

Insurance—1.3%
Cigna Corp.	4,000	142
Prudential Financial, Inc.	2,600	155

		297

Machinery—0.8%
Deere & Co.	2,400	173

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (c)	1,750	205

Oil & Gas—2.1%
Diamond Offshore Drilling, Inc. (c)	1,700	237
Schlumberger Ltd. (c)	2,300	247

		484

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)	4,500	212

Retail—0.8%
Target Corp.	4,000	186

Technology—6.6%
EMC Corp. (b)	8,700	128
Google, Inc., Class A (b)(c)	350	184
Intel Corp.	9,100	195
International Business Machines Corp. (c)	1,700	202
Microsoft Corp.	7,100	195
Oracle Corp. (b)(c)	9,500	200
Research In Motion Ltd. (b)(c)	1,500	175

	Shares	Value (000s)

Texas Instruments, Inc.	6,700	$189

		1,468

Telecommunications—4.1%
Cisco Systems, Inc. (b)(c)	7,900	184
Harris Corp.	4,000	202
Juniper Networks, Inc. (b)	7,500	166
QUALCOMM, Inc. (c)	4,300	191
Verizon Communications, Inc.	5,500	194

		937

Utilities—0.8%
Constellation Energy Group, Inc.	2,100	172

Total Common Stock (cost—$8,739)		7,638

CONVERTIBLE PREFERRED STOCK—22.2%
Automotive—0.5%
General Motors Corp., Class C,
6.25%, 7/15/33	8,975	122

Consumer Discretionary—1.3%
Stanley Works,
4.344%, 5/17/12 (b)	210	174
United Rentals Trust I,
6.50%, 8/1/28	3,550	113

		287

Consumer Staples—0.8%
Bunge Ltd., 4.875%, 12/31/49	1,400	182

Financial Services—13.2%
Bank of America Corp.,
7.25%, 12/31/49	190	168
Bank of America Corp., 10.00%, 5/11/09 (Johnson & Johnson) (d)	2,920	189
Citigroup Funding, Inc., 4.583%, 9/27/08 (Genworth Financial, Inc.) (d)	5,500	102
Credit Suisse,
11.00%, 3/16/09 (Microsoft Corp.) (d)	7	183
11.00%, 4/25/09 (Coca-Cola Co.) (d)	3,090	181
Eksportfinans A/S, 10.00%, 3/12/09 (Hewlett Packard Co.) (d)	4,030	171
10.00%, 6/13/09 (Apple, Inc.) (d)	1,210	210
13.00%, 11/1/08 (Time Warner, Inc.) (d)	10,600	150
Goldman Sachs Group, Inc.,
9.75%, 12/19/08 (Cisco Systems, Inc.) (d)	7,450	174
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10 (General Mills, Inc.) (d)	7,700	182
8.50%, 8/25/08 (United Technologies Corp.) (d)	2,500	148
28.00%, 3/6/09 (Transocean, Inc.) (d)	1,350	147
Platinum Underwriters Holdings Ltd., Class A, 6.00%, 2/15/09	6,200	183
Svensk Exportkredit AB,
10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd. ADR) (d)	4,400	190
12.50%, 12/12/08 (Exxon Mobil Corp.) (d)	2,000	165

	Shares	Value (000s)

Vale Capital Ltd.,
5.50%, 6/15/10 (Companhia Vale do Rio Doce) (d)	2,650	$179
Wachovia Corp.,
13.15%, 3/30/09 (General Electric Co.) (d)	5,270	142
14.10%, 4/1/09 (JPMorgan Chase Co.) (d)	4,090	144

		3,008

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Class A 1.95%, 12/31/49 (b)	10,100	193

Insurance—1.2%
Metlife, Inc., 6.375%, 8/15/08	7,675	204
XL Capital Ltd.,
7.00%, 2/15/09	6,800	61

		265

Oil & Gas—1.0%
Chesapeake Energy Corp.
5.00%, 12/31/49	1,200	219

Telecommunications—0.8%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	172

Utilities—2.6%
AES Trust III,
6.75%, 10/15/29	3,925	190
Entergy Corp.,
7.625%, 2/17/09	2,850	202
NRG Energy, Inc.,
5.75%, 3/16/09	535	195

		587

Total Convertible Preferred Stock (cost—$5,896)		5,035

CORPORATE BONDS & NOTES—31.1%

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	202

Automotive—0.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	148
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	66

			214

Computer Services—0.8%
First Data Corp.,
9.875%, 9/24/15 (a)	B3/B	200	174

Consumer Products—0.8%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	175

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	165

Financial Services—1.9%
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	B1/B	200	169
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	175

34	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Residential Capital LLC,
9.625%, 5/15/15 (a)	Caa3/CCC-	$160	$78

			422

Healthcare & Hospitals—2.4%
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	203
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	100	103
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	199
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			530

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/BB	200	198

Materials & Processing—0.9%
Steel Dynamics, Inc.,
7.375%, 11/1/12 (a)	Ba2/BB+	200	201

Multi-Media—0.8%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	186

Oil & Gas—5.7%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	201
Copano Energy LLC,
8.125%, 3/1/16	B1/B+	250	252
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	183
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	258
PetroHawk Energy Corp.,
7.875%, 6/1/15 (a)	B3/B	200	196
SandRidge Energy, Inc.,
8.00%, 6/1/18 (a)	B3/B-	200	202

			1,292

Printing/Publishing—0.9%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	210

Retail—3.8%
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	Caa1/CCC+	200	132
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	174
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	201
Rite Aid Corp.,
7.50%, 3/1/17	B3/B+	200	163
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	197

			867

Technology—2.5%
Amkor Technology, Inc.,
9.25%, 6/1/16	B1/B+	200	191

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Itron, Inc.,
7.75%, 5/15/12	B3/B-	$200	$199
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	173

			563

Telecommunications—6.3%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	194
Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	200	194
Hawaiian Telcom Communications, Inc.,
12.50%, 5/1/15	Caa3/CCC	150	38
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	253
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	171
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	213
Nortel Networks Ltd.,
10.75%, 7/15/16 (a)	B3/B-	200	199
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	170

			1,432

Utilities—0.9%
Energy Future Holdings Corp.,
10.875%, 11/1/17 (a)	B3/B-	200	203

Total Corporate Bonds & Notes (cost—$7,605)			7,034

CONVERTIBLE BONDS—7.2%
Automotive—0.6%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	190	139

Financial Services—1.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB	265	233
U.S. Bancorp, FRN,
1.053%, 9/20/36	Aa2/AA	185	184

			417

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B1/B	200	200

Technology—1.6%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	181
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	184

			365

Telecommunications—1.5%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	235	220
Nortel Networks Corp.,
2.125%, 4/15/14	B3/B-	165	111

			331

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Utilities—0.7%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	$60	$165

Total Convertible Bonds (cost—$1,949)			1,617

SHORT-TERM INVESTMENTS—5.8%
Convertible Bonds—1.8%
Oil & Gas—1.0%
Devon Energy Corp.,
4.95%, 8/15/08	Baa1/BBB+	125	233

Technology—0.8%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba2/BB+	175	188

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $904; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $926 including accrued interest (cost—$904)	904	904

Total Short-Term Investments (cost—$1,086)		1,325

Total Investments before options written (cost—$25,275)—100.1%		22,649

OPTIONS WRITTEN (b)—(0.1)%
	Contracts
Call Options—(0.1)%
Baxter International, Inc. (CBOE), strike price $65, expires 7/19/08	20	(2)
Cisco Systems, Inc. (CBOE), strike price $27, expires 8/16/08	55	(1)
Diamond Offshore Drilling, Inc. (CBOE), strike price $145, expires 7/19/08	10	(3)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $125, expires 7/19/08	10	(3)
Gilead Sciences, Inc. (CBOE), strike price $57.50, expires 8/16/08	25	(2)
Google, Inc. (CBOE), strike price $610, expires 8/16/08	2	(1)
International Business Machines Corp. (CBOE), strike price $130, expires 8/16/08	10	(1)
Molson Coors Brewing Co. (CBOE), strike price $60, expires 7/19/08	25	—(e)
National-Oilwell Varco, Inc. (CBOE), strike price $90, expires 7/19/08	15	(5)

06.30.08	Allianz Funds Annual Report	35

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Contracts	Value (000s)

Occidental Petroleum Corp. (CBOE), strike price $95, expires 7/19/08	15	$(2)
Oracle Corp. (CBOE), strike price $24, expires 8/16/08	65	(1)
Peabody Energy Corp. (CBOE), strike price $90, expires 7/19/08	15	(5)
Qualcomm, Inc. (CBOE), strike price $50, expires 8/16/08	25	(2)
Research In Motion Ltd. (CBOE), strike price $150, expires 8/16/08	10	—(e)
Schlumberger Ltd. (CBOE), strike price $110, expires 8/16/08	15	(7)

Total Options Written (premiums received—$55)		(35)

Total Investments net of options Written (cost—$25,221)—100.0%		22,614

Other assets less other liabilities—0.0%		7

Net Assets—100.0%		$22,621

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or partial amount segregated as collateral for options written.

(d) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is identified in the parenthetical.

(e) Amount is less than $500.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Mid-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Building—0.9%
Pulte Homes, Inc.	16,900	$163

Capital Goods—6.7%
Autoliv, Inc.	3,200	149
Cummins, Inc.	5,600	367
Goodyear Tire & Rubber Co. (a)	5,000	89
Ingersoll-Rand Co., Ltd.	5,700	213
Shaw Group, Inc. (a)	5,300	328

		1,146

Chemicals—5.3%
Airgas, Inc.	2,600	152
Celanese Corp.	3,100	141
Lubrizol Corp.	4,700	218
Sigma-Aldrich Corp.	4,300	231
Terra Industries, Inc.	3,600	178

		920

Commercial Services—2.9%
Alliance Data Systems Corp. (a)	5,400	305
Pharmaceutical Product Development, Inc.	2,100	90
Rollins, Inc.	6,950	103

		498

Communications—0.8%
Ciena Corp. (a)	6,200	144

Consumer Discretionary—7.8%
Church & Dwight Co., Inc.	3,300	186
Dollar Tree Stores, Inc. (a)	2,600	85
GameStop Corp., Class A (a)	1,900	77
Genuine Parts, Co.	5,200	206
Hanesbrands, Inc. (a)	5,800	158
Hasbro, Inc.	3,900	139
Kennametal, Inc.	5,200	169
Macy’s, Inc.	5,800	113
Nike, Inc., Class B	1,700	101
SYSCO Corp.	3,600	99

		1,333

Consumer Services—2.6%
Ball Corp.	4,100	196
Owens-Illinois, Inc. (a)	5,900	246

		442

Energy—21.3%
AES Corp. (a)	15,400	296
Continental Resources, Inc. (a)	3,000	208
Dresser-Rand Group, Inc. (a)	6,900	270
First Solar, Inc. (a)	900	245
National-Oilwell Varco, Inc. (a)	4,900	435
Noble Corp.	6,000	390
Noble Energy, Inc.	3,400	342
Patriot Coal Corp. (a)	2,300	353
SCANA Corp.	6,800	252
Superior Energy Services (a)	3,300	182
Walter Industries, Inc.	2,800	304
Williams Cos., Inc.	4,200	169
Xcel Energy, Inc.	11,200	225

		3,671

Environmental Services—2.7%
Republic Services, Inc.	5,900	175
Waste Management, Inc.	7,500	283

		458

Financial Services—2.5%
IntercontinentalExchange, Inc. (a)	600	69
ProLogis, REIT	3,300	179

	Shares	Value (000s)

WR Berkley Corp.	7,175	$173

		421

Healthcare—9.6%
Express Scripts, Inc. (a)	2,700	169
Forest Laboratories, Inc. (a)	6,900	240
Herbalife Ltd.	6,400	248
Hill-Rom Holdings, Inc.	4,900	132
Intuitive Surgical, Inc. (a)	500	135
Sepracor, Inc. (a)	7,500	150
St. Jude Medical, Inc. (a)	2,400	98
Vertex Pharmaceuticals, Inc. (a)	2,800	94
Warner Chilcott Ltd. (a)	10,097	171
Watson Pharmaceuticals, Inc. (a)	8,100	220

		1,657

Industrial—5.2%
Dover Corp.	5,900	285
L-3 Communications Holdings, Inc.	3,300	300
Teleflex, Inc.	3,100	172
URS Corp. (a)	3,300	139

		896

Machinery—1.1%
Snap-On, Inc.	3,700	192

Materials & Processing—5.2%
Centex Corp.	14,300	191
Precision Castparts Corp.	2,300	222
Reliance Steel & Aluminum Co.	4,600	354
USG Corp. (a)	4,600	136

		903

Oil & Gas—7.1%
Atwood Oceanics, Inc. (a)	1,400	174
CNX Gas Corp. (a)	4,900	206
Diamond Offshore Drilling, Inc.	2,100	292
ENSCO International, Inc.	2,500	202
Unit Corp. (a)	4,200	348

		1,222

Semi-conductors—2.7%
Analog Devices, Inc.	3,600	114
MEMC Electronic Materials, Inc. (a)	2,400	148
NVIDIA Corp. (a)	3,300	62
Xilinx, Inc.	5,800	146

		470

Technology—12.8%
Avnet, Inc. (a)	5,200	142
Compuware Corp. (a)	11,300	108
Dun & Bradstreet Corp.	3,100	272
Electronic Arts, Inc. (a)	1,900	84
Hubbell, Inc., Class B	3,600	144
Juniper Networks, Inc. (a)	11,900	264
MasterCard, Inc., Class A	600	159
Mettler Toledo International, Inc. (a)	1,900	180
NCR Corp. (a)	7,300	184
Netapp, Inc. (a)	6,900	150
Sohu.com, Inc. (a)	2,200	155
Symantec Corp. (a)	13,800	267
Teradyne, Inc. (a)	9,700	107

		2,216

Transportation—1.3%
CSX Corp.	3,500	220

Total Common Stock (cost—$16,042)		16,972

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $257; collateralized by Freddie Mac, 4.125%, due 6/23/10, valued at $266 including accrued interest (cost—$257)	$257	$257

Total Investments (cost—$16,299)—100.0%		17,229

Liabilities in excess of other assets—(0.0%)		(7)

Net Assets—100.0%		$17,222

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	37

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.8%
Consumer Discretionary—8.4%
Carnival Corp., UNIT	21,200	$699
Gannett Co., Inc.	24,200	524
Harley-Davidson, Inc. (d)	23,500	852
Whirlpool Corp.	12,200	753

		2,828

Consumer Staples—8.2%
Corn Products International, Inc.	22,200	1,090
Kimberly-Clark Corp.	13,800	825
SUPERVALU, Inc. (d)	26,600	822

		2,737

Energy—14.1%
Chevron Corp.	10,100	1,001
Cimarex Energy Co.	12,900	899
ConocoPhillips	11,000	1,038
Energy Coal Resources, Inc. (a)(b)(f)	26,000	407
Tesoro Corp. (d)	25,900	512
Tidewater, Inc. (d)	13,600	884

		4,741

Financial Services—20.0%
Allstate Corp.	18,500	843
Annaly Capital Management, Inc., REIT	50,500	783
Bank of America Corp.	22,600	540
CBL & Associates Properties, Inc., REIT	33,000	754
Hospitality Properties Trust, REIT	28,200	690
Key Corp. (d)	42,000	461
Lincoln National Corp.	16,400	743
Regions Financial Corp. (d)	39,300	429
Reinsurance Group of America, Inc.	18,300	797
RenaissanceRe Holdings Ltd.	15,500	692

		6,732

Healthcare—6.6%
Biovail Corp.	67,500	651
GlaxoSmithKline PLC ADR	18,900	836
Pfizer, Inc.	41,500	725

		2,212

Industrial—12.8%
3M Co.	11,000	766
General Electric Co.	25,700	686
Masco Corp.	44,200	695
Regal-Beloit Corp.	19,600	828
RR Donnelley & Sons Co.	25,300	751
Skywest, Inc.	44,000	557

		4,283

Information Technology—4.9%
Seagate Technology	45,600	872
Xerox Corp.	56,700	769

		1,641

Materials—7.5%
Alcoa, Inc.	23,000	819
Dow Chemical Co.	23,000	803
Freeport-McMoRan Copper & Gold, Inc.	7,700	903

		2,525

Telecommunications—2.7%
Windstream Corp.	73,800	910

Utilities—8.6%
Atmos Energy Corp.	33,300	918
Nisource, Inc.	51,200	918

	Shares	Value (000s)

UGI Corp.	36,400	$1,045

		2,881

Total Common Stock (cost—$39,605)		31,490

SHORT-TERM INVESTMENTS—18.3%
Collateral Invested for Securities on Loan (c)—12.1%
Allianz Dresdner Daily Asset Fund (e)	1,324,874	1,325

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$1,500	1,500
Lloyds Bank, 2.50% due 7/1/08	1,251	1,251

		4,076

Repurchase Agreement—6.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,076; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,119 including accrued interest (cost—$2,076)	2,076	2,076

Total Short-Term Investments (cost—$6,152)		6,152

Total Investments (cost—$45,757)—112.1%		37,642

Liabilities in excess of other assets—(12.1%)		(4,061)

Net Assets—100.0%		$33,581

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,928; cash collateral of $4,072 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—14.3%
Black & Decker Corp. (d)	2,500,000	$143,775
CBS Corp., Class B (d)	8,000,000	155,920
Gannett Co., Inc. (d)	4,400,000	95,348
Home Depot, Inc. (d)	12,500,000	292,750
Mattel, Inc.	8,500,000	145,520
V.F. Corp. (d)	2,200,000	156,596
Whirlpool Corp. (d)	2,200,000	135,806

		1,125,715

Consumer Staples—9.1%
Altria Group, Inc.	8,000,000	164,480
Anheuser-Busch Cos., Inc.	1,283,500	79,731
Kimberly-Clark Corp.	2,800,000	167,384
Kraft Foods, Inc., Class A	5,200,000	147,940
Reynolds American, Inc. (d)	3,300,000	154,011

		713,546

Energy—19.6%
Chevron Corp.	2,000,000	198,260
ConocoPhillips	2,000,000	188,780
Diamond Offshore Drilling, Inc. (d)	1,500,000	208,710
Halliburton Co.	3,000,000	159,210
Marathon Oil Corp. (d)	4,300,000	223,041
Occidental Petroleum Corp.	2,000,000	179,720
Royal Dutch Shell PLC ADR (d)	2,500,000	204,275
Total S.A. ADR	2,100,000	179,067

		1,541,063

Financial Services—14.7%
Allstate Corp.	4,000,000	182,360
Bank of America Corp.	5,000,000	119,350
Hartford Financial Services Group, Inc. (d)	2,323,600	150,035
Host Hotels & Resorts, Inc., REIT (d)	9,359,700	127,760
JPMorgan Chase & Co.	4,000,000	137,240
Key Corp. (d)	4,000,000	43,920
Lincoln National Corp.	2,800,000	126,896
Regions Financial Corp. (d)	7,500,000	81,825
Travelers Cos., Inc.	3,000,000	130,200
Wachovia Corp. (d)	3,500,000	54,355

		1,153,941

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	7,300,000	322,806
Pfizer, Inc.	18,000,000	314,460
Wyeth	3,611,000	173,183

		810,449

Industrial—8.2%
3M Co.	2,166,300	150,753
Caterpillar, Inc. (d)	2,400,000	177,168
RR Donnelley & Sons Co.	4,500,000	133,605
Waste Management, Inc.	4,785,400	180,457

		641,983

Information Technology—6.2%
Intel Corp.	9,500,000	204,060
Seagate Technology	10,954,500	209,560
Xerox Corp.	5,587,100	75,761

		489,381

Materials—5.6%
Alcoa, Inc.	5,000,000	178,100
Dow Chemical Co. (d)	7,600,000	265,316

		443,416

	Shares	Value (000s)

Telecommunications—5.5%
AT&T, Inc.	4,000,000	$134,760
Verizon Communications, Inc.	3,800,000	134,520
Windstream Corp. (d)	13,500,000	166,590

		435,870

Utilities—1.7%
Ameren Corp. (d)	3,160,000	133,447

Total Common Stock (cost—$8,663,295)		7,488,811

SHORT-TERM INVESTMENTS—11.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—6.9%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a),	$45,000	45,000
Axon Financial Funding LLC, FRN (a)(b)(e)(f)(g)(h)*,
2.438%	25,000	20,525
2.472%	25,000	20,525
2.54%	40,000	32,840
2.558%	20,000	16,420
2.56%	10,000	8,210
2.56%	10,000	8,210
2.58%	10,000	8,210
BNP Paribas, 3.00% due 7/1/08	25,000	25,000
Calyon, 2.75% due 7/1/08	20,000	20,000
Danske Bank A/S, 3.15% due 7/1/08	75,000	75,000
Deutsche Bank, 2.50% due 7/1/08	12,400	12,400
Dexia Bank S.A., 3.15% due 7/1/08	75,000	75,000
Dorada Finance, Inc., 2.435% due 7/7/08 FRN (a)	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	13,000	13,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a),	10,000	10,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	75,000	75,000
Morgan Stanley, 2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(g)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(e)(f)(g)(h)*, 2.67%	4,121	2,910

		545,250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $378,853; collateralized by Freddie Mac, 5.352%-6.00%, due 8/15/13-12/17/38, valued at $291,536 including accrued interest and U.S. Treasury Bills, 2.145%, due 12/11/08, valued at $97,386 including accrued interest (cost—$378,836)	$378,836	$378,836

Total Short-Term Investments (cost—$950,350)		924,086

Total Investments (cost—$9,613,645)—106.9%		8,412,897

Liabilities in excess of other assets—(6.9%)		(543,702)

Net Assets—100.0%		$7,869,195

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $552,363; cash collateral of $571,371 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.9%
Consumer Discretionary—9.1%
Carnival Corp., UNIT	565,000	$18,622
CBS Corp., Class B	976,600	19,034
Fortune Brands, Inc. (b)	145,200	9,062
Harley-Davidson, Inc. (b)	175,600	6,367
Home Depot, Inc.	426,300	9,984
Johnson Controls, Inc.	345,800	9,918
Paccar, Inc. (b)	254,099	10,629
Time Warner, Inc.	719,600	10,650

		94,266

Consumer Staples—7.6%
Altria Group, Inc.	1,153,500	23,716
Anheuser-Busch Cos., Inc.	176,900	10,989
Archer-Daniels-Midland Co. (b)	633,000	21,364
Kimberly-Clark Corp.	380,400	22,740

		78,809

Energy—18.9%
Apache Corp.	250,900	34,875
Chevron Corp.	124,600	12,352
ConocoPhillips	372,000	35,113
Diamond Offshore Drilling, Inc.	172,200	23,960
Halliburton Co.	452,500	24,014
Marathon Oil Corp.	671,700	34,841
Valero Energy Corp.	775,100	31,919

		197,074

Financial Services—20.3%
Allstate Corp.	783,200	35,706
Bank of America Corp.	848,800	20,261
MetLife, Inc.	567,900	29,968
Morgan Stanley	427,500	15,420
ProLogis, REIT	381,800	20,751
Prudential Financial, Inc. (b)	287,400	17,169
Regions Financial Corp. (b)	1,443,700	15,751
Simon Property Group, Inc., REIT (b)	119,000	10,697
Travelers Cos., Inc.	820,800	35,623
Wells Fargo & Co.	429,500	10,200

		211,546

Healthcare—8.4%
Cigna Corp.	509,300	18,024
Johnson & Johnson	377,400	24,282
Pfizer, Inc.	1,210,100	21,141
Wyeth	504,200	24,181

		87,628

Industrial—9.8%
3M Co.	164,100	11,420
Burlington Northern Santa Fe Corp.	127,300	12,716
Caterpillar, Inc.	292,300	21,578
FedEx Corp.	136,600	10,763
General Electric Co.	409,300	10,924
Northrop Grumman Corp.	336,700	22,525
Waste Management, Inc.	304,300	11,475

		101,401

Information Technology—5.3%
Hewlett-Packard Co.	240,800	10,646
International Business Machines Corp.	91,200	10,810
Microsoft Corp.	446,300	12,277
Xerox Corp.	1,568,800	21,273

		55,006

Materials & Processing—10.1%
Alcoa, Inc.	622,500	22,173
Dow Chemical Co.	879,000	30,686

	Shares	Value (000s)

Freeport-McMoRan Copper& Gold, Inc. (b)	204,314	$23,944
International Paper Co.	308,200	7,181
Nucor Corp.	164,500	12,283
PPG Industries, Inc.	152,000	8,720

		104,987

Telecommunication Services—7.0%
AT&T, Inc.	1,220,100	41,105
Verizon Communications, Inc.	905,700	32,062

		73,167

Utilities—3.4%
Dominion Resources, Inc.	266,000	12,632
Edison International	454,100	23,332

		35,964

Total Common Stock (cost—$1,160,285)		1,039,848

SHORT-TERM INVESTMENTS—6.4%
Collateral Invested for Securities on Loan (a)—5.9%
Allianz Dresdner Daily Asset Fund (c)	17,747,856	17,748

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	8,533	8,533

		61,281

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,841; collateralized by Freddie Mac, 2.00%, due 7/9/08, valued at $160 including accrued interest and Federal Home Loan Bank, 5.01%, due 7/9/08, valued at $4,779 including accrued interest (cost—$4,841)	4,841	4,841

Total Short-Term Investments (cost—$66,122)		66,122

Total Investments (cost—$1,226,407)—106.3%		1,105,970

Liabilities in excess of other assets—(6.3%)		(65,441)

Net Assets—100.0%		$1,040,529

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with the cash proceeds from the securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $59,469; cash collateral of $61,161 was received with which the Fund purchased short-term investments.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—13.3%
Black & Decker Corp.	4,900	$282
Gannett Co., Inc.	7,600	165
Harley-Davidson, Inc.	7,700	279
Limited Brands, Inc.	17,100	288
Mattel, Inc.	15,700	269
Whirlpool Corp.	4,300	265

		1,548

Consumer Staples—7.3%
Corn Products International, Inc.	6,500	319
Reynolds American, Inc.	5,600	261
SUPERVALU, Inc.	8,900	275

		855

Energy—10.2%
Chesapeake Energy Corp.	5,500	363
Cimarex Energy Co.	4,900	341
Tesoro Corp.	7,800	154
Tidewater, Inc.	5,100	332

		1,190

Financial Services—22.2%
Annaly Capital
Management, Inc., REIT	8,700	135
Associated Banc-Corp.	11,800	228
Duke Realty Corp., REIT	12,200	274
Hospitality Properties Trust, REIT	10,300	252
Key Corp.	17,400	191
Lincoln National Corp.	5,700	258
Mercury General Corp.	6,100	285
Nationwide Financial Services, Class A	3,000	144
Protective Life Corp.	7,400	282
Reinsurance Group of America, Inc.	6,100	265
RenaissanceRe Holdings Ltd.	6,000	268

		2,582

Healthcare—2.2%
Biovail Corp.	26,700	258

Industrial—14.5%
Avery Dennison Corp.	6,200	272
Ingersoll-Rand Co., Ltd.	7,400	277
Masco Corp.	17,200	271
Parker Hannifin Corp.	3,950	282
RR Donnelley & Sons Co.	9,600	285
Ryder System, Inc.	4,400	303

		1,690

Information Technology—6.4%
Jabil Circuit, Inc.	19,700	323
Seagate Technology	14,900	285
Xerox Corp.	10,300	140

		748

Materials—7.5%
PPG Industries, Inc.	5,000	287
Sonoco Products Co.	9,100	282
Teck Cominco Ltd., Class B	6,400	307

		876

Telecommunications—2.6%
Windstream Corp.	24,200	298

Utilities—7.7%
Atmos Energy Corp.	11,100	306
Nisource, Inc.	17,400	312
SCANA Corp.	7,600	281

		899

Total Common Stock (cost—$13,578)		10,944

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $668; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $685 including accrued interest (cost—$668)	$668	$668

Total Investments (cost—$14,246)—99.6%		11,612

Other assets less liabilities—0.4%		42

Net Assets—100.0%		$11,654

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	41

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—92.5%
Consumer Discretionary—6.5%
AH Belo Corp., Class A (e)	431,480	$2,459
Belo Corp., Class A (e)	2,177,400	15,917
Brown Shoe Co., Inc. (e)	2,092,150	28,349
Callaway Golf Co. (e)	3,171,700	37,521
Cato Corp., Class A	1,036,200	14,756
CKE Restaurants, Inc. (e)	1,123,000	14,004
Dover Downs Gaming & Entertainment, Inc. (e)	620,600	3,984
Ethan Allen Interiors, Inc. (e)	1,389,200	34,174
Hillenbrand, Inc. (e)	781,600	16,726
Lancaster Colony Corp.	710,000	21,499
Sonic Automotive, Inc., Class A (e)	792,100	10,210
Sotheby’s (e)	1,734,200	45,731
Thor Industries, Inc. (e)	1,611,400	34,258

		279,588

Consumer Staples—6.4%
Casey’s General Stores, Inc. (e)	1,949,300	45,165
Corn Products International, Inc. (e)	1,265,400	62,144
Del Monte Foods Co.	1,003,700	7,126
JM Smucker Co.	923,700	37,539
Lorillard, Inc. (c)	206,800	14,302
PepsiAmericas, Inc.	1,651,400	32,665
Pilgrim’s Pride Corp. (e)	1,665,900	21,640
Universal Corp. (e)	950,500	42,982
WD-40 Co.	211,500	6,186
Weis Markets, Inc.	181,200	5,884

		275,633

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,080,900	63,643
Buckeye Partners L.P. (e)	853,700	36,513
Cimarex Energy Co. (e)	924,900	64,438
Frontier Oil Corp.	875,700	20,938
Holly Corp.	1,179,100	43,532
Linn Energy LLC, UNIT (e)	1,770,600	44,000
Lufkin Industries, Inc.	496,100	41,315
Magellan Midstream Partners L.P. (e)	1,132,900	40,320
NuStar Energy L.P. (e)	720,600	34,149
St. Mary Land & Exploration Co. (e)	1,000,000	64,640
Suburban Propane Partners L.P. (e)	453,600	17,341
TC Pipelines L.P. (e)	225,400	7,943
Tidewater, Inc. (e)	820,000	53,325
Tsakos Energy Navigation Ltd. (e)	596,200	22,107
Western Refining, Inc. (e)	685,000	8,110
Williams Partners L.P.	162,100	5,325

		567,639

Financial Services—18.0%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	11,333
Amcore Financial, Inc.	412	2
American Equity Investment Life Holding Co. (e)	1,463,300	11,926
American Financial Group, Inc.	1,608,000	43,014
BancorpSouth, Inc. (e)	1,213,000	21,215
Bank of Hawaii Corp. (e)	923,900	44,162
CBL & Associates Properties, Inc., REIT	1,859,100	42,462
Cullen/Frost Bankers, Inc.	914,300	45,578
Delphi Financial Group, Inc., Class A (e)	1,479,000	34,224

	Shares	Value (000s)

Equity One, Inc., REIT (e)	1,814,000	$37,278
First Industrial Realty Trust, Inc., REIT (e)	1,222,000	33,568
FirstMerit Corp. (e)	479,900	7,827
Frontier Financial Corp. (e)	934,500	7,962
Fulton Financial Corp. (e)	1,205,800	12,118
Healthcare Realty Trust, Inc., REIT (e)	1,659,100	39,437
Hilb Rogal & Hobbs Co. (e)	1,008,500	43,830
HRPT Properties Trust, REIT (e)	4,617,000	31,257
Infinity Property & Casualty Corp. (e)	335,500	13,930
International Bancshares Corp.	802,200	17,143
Kingsway Financial Services, Inc. (e)	677,100	5,884
National Penn Bancshares, Inc. (e)	1,123,739	14,923
Nationwide Health
Properties, Inc., REIT (e)	1,390,000	43,771
Old National Bancorp (e)	886,100	12,636
Potlatch Corp., REIT (e)	976,938	44,080
RLI Corp. (e)	580,200	28,703
Sovran Self Storage, Inc., REIT (e)	241,000	10,016
Susquehanna Bancshares, Inc. (e)	1,095,900	15,003
Washington Federal, Inc.	2,379,000	43,060
Whitney Holding Corp. (e)	858,700	15,714
Zenith National Insurance Corp. (e)	1,167,300	41,042

		773,098

Healthcare—3.5%
Hill-Rom Holdings, Inc. (e)	781,600	21,088
Invacare Corp. (e)	1,373,000	28,064
Owens & Minor, Inc. (e)	1,149,600	52,525
West Pharmaceutical Services, Inc. (e)	1,156,700	50,062

		151,739

Industrial—19.5%
Acuity Brands, Inc. (e)	919,000	44,186
Albany International Corp., Class A (e)	993,700	28,817
Applied Industrial Tech, Inc.	1,432,100	34,614
Arkansas Best Corp. (e)	1,206,100	44,192
Barnes Group, Inc. (e)	1,751,500	40,442
Briggs & Stratton Corp.	334,800	4,245
Crane Co.	1,243,600	47,916
DRS Technologies, Inc. (e)	815,800	64,220
DryShips, Inc. (e)	241,300	19,347
Ennis, Inc.	247,300	3,870
Excel Maritime Carriers Ltd. (e)	703,178	27,600
Genco Shipping & Trading Ltd. (e)	746,000	48,639
General Maritime Corp. (e)	1,442,600	37,479
Harsco Corp.	932,000	50,710
Heidrick & Struggles International, Inc. (e)(i)	971,800	26,861
Kennametal, Inc.	1,487,800	48,428
Lennox International, Inc. (e)	1,434,500	41,543
Lincoln Electric Holdings, Inc.	789,800	62,157
Mueller Industries, Inc. (e)	1,201,200	38,679
Regal-Beloit Corp. (e)	975,500	41,215
Schawk, Inc. (e)	576,900	6,917
Simpson Manufacturing Co., Inc. (e)	1,223,200	29,039
Skywest, Inc.	1,415,900	17,911
Tomkins PLC ADR	407,300	4,928
World Fuel Services Corp. (e)	1,145,500	25,132

		839,087

	Shares	Value (000s)

Information Technology—1.2%
Himax Technologies, Inc. ADR	1,188,100	$6,083
NAM TAI Electronics, Inc.	655,900	8,579
Park Electrochemical Corp.	651,500	15,838
Technitrol, Inc.	1,140,000	19,369

		49,869

Materials—11.6%
AMCOL International Corp. (e)	831,400	23,662
Bemis Co., Inc.	1,938,600	43,463
Carpenter Technology Corp.	1,005,500	43,890
Commercial Metals Co.	1,694,000	63,864
Iamgold Corp.	5,849,900	35,392
Lubrizol Corp.	922,200	42,725
Methanex Corp. (e)	1,663,200	46,603
Quanex Building Products Corp.	1,014,200	15,071
Royal Gold, Inc. (e)(i)	1,697,500	53,234
RPM International, Inc.	2,126,600	43,808
Sensient Technologies Corp. (e)	1,322,700	37,247
Titanium Metals Corp. (e)	2,714,300	37,973
Westlake Chemical Corp. (e)	910,900	13,536

		500,468

Telecommunications—0.4%
Iowa Telecommunications Services, Inc. (e)	978,200	17,226

Utilities—12.2%
AGL Resources, Inc.	1,368,400	47,319
Atmos Energy Corp. (e)	1,604,000	44,222
Cleco Corp. (e)	1,682,000	39,241
Energen Corp.	830,000	64,765
National Fuel Gas Co. (e)	1,072,700	63,804
Oge Energy Corp.	1,367,500	43,364
PNM Resources, Inc.	282,100	3,374
Southwest Gas Corp.	1,010,000	30,027
UGI Corp.	1,745,200	50,105
Vectren Corp.	1,438,100	44,883
Westar Energy, Inc. (e)	2,004,000	43,106
WGL Holdings, Inc. (e)	1,399,700	48,626

		522,836

Total Common Stock (cost—$3,707,601)		3,977,183

SHORT-TERM INVESTMENTS—31.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—23.7%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	20,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(j)*,
2.438%	50,000	41,050
2.54%	20,000	16,420
2.558%	10,000	8,210
2.56%	30,000	24,630
2.56%	20,000	16,420
BNP Paribas,
3.00% due 7/1/08	150,000	150,000
Calyon,
2.75% due 7/1/08	75,000	75,000
Danske Bank A/S,
3.15% due 7/1/08	150,000	150,000
Deutsche Bank,
2.50% due 7/1/08	2,353	2,353

42	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2008

	Principal Amount (000s)	Value (000s)

Dexia Bank S.A., 3.15% due 7/1/08	$150,000	$150,000
Dorada Finance, Inc., 2.435% due 7/7/08, FRN (a)(f)(h)	10,000	10,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
2.50% due 7/1/08	150,000	150,000
Lloyds Bank,
2.50% due 7/1/08	150,000	150,000
Morgan Stanley,
2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(j)*,
2.55%	8,037	5,674
2.67%	4,121	2,910

		1,018,667

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $335,256; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $173,223 including accrued interest; Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $68,724 including accrued interest; and Freddie Mac Discount Note, zero coupon, due 7/14/08, valued at $100,000 (cost—$335,241)	335,241	335,241

Total Short-Term Investments (cost—$1,380,752)		1,353,908

Total Investments (cost—$5,088,353)—124.0%		5,331,091

Liabilities in excess of other assets—(24.0)%		(1,030,901)

Net Assets—100.0%		$4,300,190

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,011,946; cash collateral of $1,043,809 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair-valued security.

(h) Illiquid security.

(i) Affiliated security.

(j) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—3.8%
Boeing Co.	9,900	$651
Lockheed Martin Corp.	11,000	1,085

		1,736

Capital Goods—5.0%
Eaton Corp.	12,800	1,088
Textron, Inc.	25,600	1,227

		2,315

Chemicals—2.3%
Mosaic Co. (c)	7,300	1,056

Commercial Services—1.0%
Moody’s Corp. (e)	14,100	485

Consumer Discretionary—1.6%
Polo Ralph Lauren Corp.	11,600	728

Consumer Staples—6.2%
Altria Group, Inc.	18,200	374
Coca-Cola Co. (b)	17,200	894
Philip Morris International, Inc.	18,200	899
Unilever NV	23,700	673

		2,840

Energy—14.9%
Chevron Corp.	13,600	1,348
ConocoPhillips	15,000	1,416
EOG Resources, Inc.	9,700	1,272
Exxon Mobil Corp.	9,100	802
Patterson-UTI Energy, Inc.	15,500	559
XTO Energy, Inc.	21,500	1,473

		6,870

Financial Services—12.0%
CapitalSource, Inc., REIT (e)	88,500	981
CME Group, Inc.	1,600	613
Countrywide Financial Corp. (e)	84,800	360
Goldman Sachs Group, Inc.	1,400	245
JPMorgan Chase & Co. (b)	33,900	1,163
Lehman Brothers Holdings, Inc.	23,500	466
MBIA, Inc. (e)	32,625	143
PMI Group, Inc. (e)	45,105	88
SLM Corp. (c)	75,100	1,453

		5,512

Healthcare—13.4%
Abbott Laboratories (b)	34,300	1,817
Celgene Corp. (c)	6,100	390
Hologic, Inc. (c)	47,200	1,029
Merck & Co., Inc.	56,200	2,118
Roche Holdings AG (a)	4,600	827

		6,181

Materials & Processing—5.6%
Freeport-McMoRan Copper & Gold, Inc.	11,000	1,289
Nucor Corp.	4,800	359
Precision Castparts Corp. (b)	9,600	925

		2,573

Retail—1.9%
Costco Wholesale Corp.	7,300	512
McDonald’s Corp.	6,600	371

		883

Technology—23.2%
Adobe Systems, Inc. (c)(e)	49,000	1,930
Apple, Inc. (c)	8,100	1,356
Cisco Systems, Inc. (b)(c)	76,800	1,786
Corning, Inc.	28,000	645
Google, Inc., Class A (b)(c)	4,426	2,330

	Shares	Value (000s)

Intel Corp. (b)	71,809	$1,543
Nokia Corp. ADR	44,100	1,081

		10,671

Telecommunications—5.2%
AT&T, Inc. (b)	13,500	455
NII Holdings, Inc., Class B (c)	19,500	926
Sprint Nextel Corp.	106,400	1,011

		2,392

Transportation—4.2%
Continental Airlines, Inc., Class B (c)(e)	33,600	340
Union Pacific Corp. (b)	21,000	1,585

		1,925

Total Common Stock (cost—$55,991)		46,167

SHORT-TERM INVESTMENTS—10.0%
Collateral Invested for Securities on Loan (d)—9.5%
Allianz Dresdner Daily Asset Fund (f)	1,089,971	1,090

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,500	2,500
Lloyds Bank, 2.50% due 7/1/08	788	788

		4,378

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $234; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $240 including accrued interest (cost—$234)	234	234

Total Short-Term Investments (cost—$4,612)		4,612

Total Investments before options written (cost—$60,603)—110.3%		50,779

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE), strike price $57.50, expires 8/16/08	250	(9)
Adobe Systems, Inc. (OTC), strike price $43.50, expires 8/15/08	350	(19)
AMEX Oil Index (OTC), strike price $1,630, expires 8/16/08	30	(75)
Apple, Inc. (OTC), strike price $205, expires 8/15/08	50	(8)
Cisco Systems, Inc. (OTC), strike price $27.25, expires 8/15/08	500	(6)

	Contracts	Value (000s)

Freeport-McMoRan Copper & Gold, Inc. (OTC), strike price $147.50, expires 8/15/08	100	$(17)
Google, Inc., Class A, strike price $620, expires 8/16/08	30	(15)
Lockheed Martin Corp. (OTC), strike price $108, expires 8/15/08	80	(9)
Precision Castparts Corp., strike price $115, expires 8/16/08	75	(11)
S&P 500 Index (CBOE), strike price $1,375, expires 7/19/08	50	(4)
strike price $1,395, expires 8/16/08	50	(19)
Union Pacific Corp., strike price $90, expires 7/19/08	150	(1)

Total Options Written (premiums received—$311)		(193)

Total Investments net of options written (cost—$60,292) (a)—109.9%		50,586

Other liabilities in excess of other assets—(9.9%)		(4,545)

Net Assets—100.0%		$46,041

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $827, representing 1.80% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities On loan.

(e) All or portion of securities on loan with an aggregate market value of $4,162; cash collateral of $4,371 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
OTC—Over the Counter
REIT—Real Estate Investment Trust

44	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace—1.7%
Boeing Co.	147,000	$9,661

Capital Goods—4.1%
Eaton Corp.	123,500	10,494
Textron, Inc.	266,000	12,749

		23,243

Chemicals—2.4%
Monsanto Co.	64,200	8,117
Mosaic Co. (c)	38,200	5,528

		13,645

Commercial Services—1.2%
MasterCard, Inc., Class A	24,300	6,452

Consumer Discretionary—1.2%
Nike, Inc., Class B	110,300	6,575

Consumer Services—1.3%
Marriott International, Inc., Class A (e)	268,000	7,032

Consumer Staples—5.8%
Altria Group, Inc.	110,100	2,264
Coca-Cola Co.	314,100	16,327
Philip Morris International, Inc.	284,300	14,041

		32,632

Energy—13.5%
BJ Services Co.	295,000	9,422
ConocoPhillips	65,700	6,201
EOG Resources, Inc.	120,800	15,849
Nabors Industries Ltd. (c)(e)	127,300	6,267
Patterson-UTI Energy, Inc.	165,100	5,950
PetroHawk Energy Corp. (c)	353,000	16,348
XTO Energy, Inc.	231,600	15,867

		75,904

Financial Services—7.1%
BlackRock, Inc. (e)	27,000	4,779
CapitalSource, Inc., REIT (e)	805,000	8,919
CME Group, Inc.	23,800	9,120
SLM Corp. (c)(e)	862,000	16,680

		39,498

Healthcare—22.6%
Abbott Laboratories	210,400	11,145
Celgene Corp. (c)	424,300	27,100
Genzyme Corp. (c)	281,500	20,274
Gilead Sciences, Inc. (c)	215,000	11,384
Hologic, Inc. (c)(e)	843,600	18,391
Merck & Co., Inc.	638,000	24,046
Teva Pharmaceutical Industries Ltd. ADR (e)	310,000	14,198

		126,538

Materials & Processing—2.3%
Precision Castparts Corp.	134,500	12,962

Technology—32.0%
Apple, Inc. (c)	126,400	21,164
Broadcom Corp., Class A (c)	620,000	16,920
Cisco Systems, Inc. (c)	945,400	21,990
EMC Corp. (c)	561,000	8,241
Energizer Holdings, Inc. (c)	146,700	10,722
Google, Inc., Class A (c)	52,800	27,795
Intel Corp.	835,000	17,936
Oracle Corp. (c)	944,100	19,826
QUALCOMM, Inc.	596,000	26,445
Research In Motion Ltd. (c)	70,600	8,253

		179,292

	Shares	Value (000s)

Telecommunications—3.0%
NII Holdings, Inc., Class B (c)	355,400	$16,878

Total Common Stock (cost—$510,996)		550,312

SHORT-TERM INVESTMENTS—10.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—8.3%
Anglo Irish Bank 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
Deutsche Bank, 2.50% due 7/1/08	14,576	14,576
Dexia Bank S.A., 3.15% due 7/1/08	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
Morgan Stanley, 2.16% due 9/3/08, FRN	1,000	1,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		46,681

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $11,988; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $12,229 including accrued interest (cost—$11,987)	11,987	11,987

Total Short-Term Investments (cost—$59,563)		58,668

Total Investments (cost—$570,559)—108.7%		608,980

Liabilities in excess of other assets—(8.7%)		(48,852)

Net Assets—100.0%		$560,128

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $45,193; cash collateral of $46,924 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	45

Schedule of Investments

OCC Opportunity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.2%
Aerospace—0.8%
Aerovironment, Inc. (c)(e)	75,713	$2,058

Capital Goods—3.7%
Chart Industries, Inc. (c)	49,888	2,427
Orion Energy Systems, Inc. (c)(e)	213,247	2,132
Titan International, Inc.	88,600	3,156
TurboChef Technologies, Inc. (c)(e)	281,900	1,347

		9,062

Commercial Services—8.6%
Huron Consulting Group, Inc. (c)	122,430	5,551
Innerworkings, Inc. (c)(e)	478,670	5,725
MPS Group, Inc. (c)	229,900	2,444
VistaPrint Ltd. (c)(e)	278,138	7,443

		21,163

Consumer Discretionary—4.7%
BJ’s Restaurants, Inc. (c)(e)	195,600	1,903
Leapfrog Enterprises, Inc. (c)(e)	261,870	2,179
LKQ Corp. (c)	51,700	934
Red Robin Gourmet Burgers, Inc. (c)(e)	141,400	3,923
Under Armour, Inc., Class A (c)(e)	104,600	2,682

		11,621

Consumer Services—7.6%
AerCap Holdings NV (c)(e)	260,200	3,286
American Public Education, Inc. (c)	70,273	2,744
Life Time Fitness, Inc. (c)(e)	196,900	5,818
Pinnacle Entertainment, Inc. (c)(e)	670,692	7,036

		18,884

Consumer Staples—0.8%
Green Mountain Coffee Roasters, Inc. (c)(e)	53,900	2,025

Energy—18.0%
Bill Barrett Corp. (c)	46,900	2,786
Complete Production Services, Inc. (c)	136,100	4,957
Comstock Resources, Inc. (c)	92,200	7,784
Delta Petroleum Corp. (c)(e)	121,800	3,108
PetroHawk Energy Corp. (c)	201,035	9,310
Petroquest Energy, Inc. (c)	189,758	5,105
Pioneer Drilling Co. (c)	376,200	7,076
RPC, Inc.	128,541	2,160
Tesco Corp. (c)	65,800	2,102

		44,388

Financial Services—3.6%
Interactive Brokers Group, Inc., Class A (c)	112,300	3,608
Nelnet, Inc., Class A (e)	467,694	5,252

		8,860

Healthcare—16.7%
Abaxis, Inc. (c)	131,405	3,171
BioMarin Pharmaceutical, Inc. (c)(e)	111,900	3,243
Cardiome Pharma Corp. (c)(e)	266,233	2,343
Cepheid, Inc. (c)	158,800	4,465
Cubist Pharmaceuticals, Inc. (c)(e)	221,561	3,957
Durect Corp. (c)	1,203,598	4,417

	Shares	Value (000s)

Halozyme Therapeutics, Inc. (c)(e)	403,885	$2,173
Immucor, Inc. (c)	45,483	1,188
Indevus Pharmaceuticals, Inc. (c)(e)	1,358,070	2,132
IPC The Hospitalist Co., Inc. (c)	227,655	4,285
POZEN, Inc. (c)(e)	415,739	4,523
Sepracor, Inc. (c)	96,285	1,918
United Therapeutics Corp. (c)(e)	34,600	3,382

		41,197

Materials & Processing—2.2%
Dynamic Materials Corp.	3,984	132
Intrepid Potash, Inc. (c)	81,339	5,351

		5,483

Technology—19.7%
Ariba, Inc. (c)	218,600	3,216
Atheros Communications, Inc. (c)	102,300	3,069
BluePhoenix Solutions Ltd. (c)(e)	368,420	1,698
Cogent Communications Group, Inc. (c)(e)	205,398	2,752
Commvault Systems, Inc. (c)(e)	163,099	2,714
Concur Technologies, Inc. (c)(e)	65,200	2,166
Microsemi Corp. (c)	80,850	2,036
Netlogic Microsystems, Inc. (c)(e)	90,936	3,019
Omniture, Inc. (c)(e)	151,791	2,819
Phase Forward, Inc. (c)	236,356	4,247
Sapient Corp. (c)	405,400	2,603
Syntel, Inc.	126,363	4,261
Taleo Corp., Class A (c)	107,034	2,097
Ultimate Software Group, Inc. (c)	51,400	1,831
Universal Display Corp. (c)(e)	30,292	373
Verigy Ltd. (c)	243,054	5,520
Wind River Systems, Inc. (c)	389,864	4,246

		48,667

Telecommunications—2.7%
Starent Networks Corp. (c)(e)	276,664	3,480
Switch & Data Facilities Co., Inc. (c)	185,679	3,155

		6,635

Transportation—8.4%
Aegean Marine Petroleum Network, Inc.	181,437	7,383
Celadon Group, Inc. (c)	184,151	1,840
Copa Holdings S.A., Class A	84,112	2,368
Knight Transportation, Inc. (e)	216,100	3,955
Navios Maritime Holdings, Inc.	246,400	2,387
Old Dominion Freight Line, Inc. (c)	90,300	2,711

		20,644

Utilities—1.7%
EnerNOC, Inc. (c)(e)	234,803	4,215

Total Common Stock (cost—$245,196)		244,902

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—25.3%
Collateral Invested for Securities on Loan (d)—25.2%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	5,000	$5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
BNP Paribas, 3.00% due 7/1/08	10,000	10,000
Calyon, 2.75% due 7/1/08	10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	3,156	3,156
Dexia Bank S.A., 3.15% due 7/1/08	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
ING Bank NV, 2.50% due 7/1/08	10,000	10,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(h)	1,000	1,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), 3.613%, (a)(b)(f)(g)(h)(i)*	1,237	873

		62,239

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $160; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $164 including accrued interest (cost—$160)	160	160

Total Short-Term Investments (cost—$64,553)		62,399

Total Investments (cost—$309,749)—124.5%		307,301

Liabilities in excess of other assets—(24.5%)		(60,360)

Net Assets—100.0%		$246,941

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

46	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

OCC Opportunity Fund

June 30, 2008

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $61,361; cash collateral of $64,311 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	47

Schedule of Investments

OCC Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.4%
Aerospace—3.0%
AAR Corp. (a)	3,415	$46
Esterline Technologies Corp. (a)	1,130	56

		102

Capital Goods—3.1%
ArvinMeritor, Inc.	3,835	48
Flow International Corp. (a)	4,795	37
Tenneco, Inc. (a)	1,530	21

		106

Commercial Services—4.5%
CACI International, Inc., Class A (a)	960	44
Cenveo, Inc. (a)	4,800	47
Emergency Medical Services Corp., Class A (a)	1,135	26
Global Cash Access Holdings, Inc. (a)	5,755	39

		156

Consumer Discretionary—10.2%
Einstein Noah Restaurant Group, Inc. (a)	3,840	42
Iconix Brand Group, Inc. (a)	4,235	51
Insight Enterprises, Inc. (a)	2,875	34
Leapfrog Enterprises, Inc. (a)	8,970	75
Maidenform Brands, Inc. (a)	4,230	57
Wolverine World Wide, Inc.	1,360	36
World Wrestling Entertainment, Inc., Class A	3,605	56

		351

Consumer Services—6.8%
Carrols Restaurant Group, Inc. (a)	4,645	24
Geo Group, Inc. (a)	2,525	57
Macquarie Infrastructure Co. LLC	960	24
Silgan Holdings, Inc.	1,610	82
Winn-Dixie Stores, Inc. (a)	2,875	46

		233

Consumer Staples—0.5%
Papa John’s International, Inc. (a)	640	17

Energy—9.2%
Berry Petroleum Co., Class A	1,200	71
EXCO Resources, Inc. (a)	2,065	76
Matrix Service Co. (a)	2,080	48
Rosetta Resources, Inc. (a)	2,100	60
Unit Corp. (a)	715	59

		314

Financial Services—27.7%
Affiliated Managers Group, Inc. (a)	520	47
American Safety Insurance Holdings Ltd. (a)	2,880	41
Anworth Mortgage Asset Corp., REIT	2,555	17
Ashford Hospitality Trust, Inc., REIT	6,720	31
Assured Guaranty Ltd.	2,135	38
Boston Private Financial Holdings, Inc.	2,795	16
Bridge Capital Holdings (a)	3,360	39
Capstead Mortgage Corp., REIT	1,440	16
City National Corp.	512	22
Cousins Properties, Inc., REIT	2,390	55
Delphi Financial Group, Inc., Class A	2,450	57
DiamondRock Hospitality Co., REIT	2,560	28
Dupont Fabros Technology, Inc., REIT	2,725	51
Hallmark Financial Services, Inc. (a)	4,165	40
Investment Technology Group, Inc. (a)	2,270	76
MBIA, Inc.	3,690	16
Medical Properties Trust, Inc., REIT	5,135	52

	Shares	Value (000s)

Nationwide Health Properties, Inc., REIT	2,310	$73
Pacific Capital Bancorp	2,315	32
Prosperity Bancshares, Inc.	2,460	66
Renasant Corp.	3,525	52
Signature Bank & Trust (a)	1,530	39
Whitney Holding Corp.	2,390	44

		948

Healthcare—7.4%
Amsurg Corp. (a)	2,725	66
Merit Medical Systems, Inc. (a)	4,165	61
Perrigo Co.	2,005	64
Symmetry Medical, Inc. (a)	3,835	62

		253

Industrial Goods—3.0%
Astec Industries, Inc. (a)	1,285	41
Columbus Mckinnon Corp. (a)	2,560	62

		103

Materials & Processing—1.7%
AM Castle & Co.	2,005	57

Technology—7.1%
EnerSys (a)	2,395	82
Fairchild Semi-conductor International, Inc. (a)	3,215	38
Microsemi Corp. (a)	1,915	48
Quantum Corp. (a)	26,265	35
Teradyne, Inc. (a)	3,525	39

		242

Telecommunications—3.6%
Arris Group, Inc. (a)	8,015	68
Syniverse Holdings, Inc. (a)	3,525	57

		125

Transportation—0.9%
Republic Airways Holdings, Inc. (a)	3,525	31

Utilities—6.7%
Atmos Energy Corp.	2,640	73
Cleco Corp.	2,000	47
Vectren Corp.	3,530	110

		230

Total Common Stock (cost—$3,474)		3,268

EXCHANGE-TRADED FUND—1.0%
iShares Russell 2000 Index Fund (cost—$37)	550	35

	Principal Amount (000s)
Repurchase Agreement—59.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,047; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,088 including accrued interest (cost—$2,047)	$2,047	2,047

Total Investments (cost—$5,558)—156.2%		5,350

Liabilities in excess of other assets—(56.2%)		(1,925)

Net Assets—100.0%		$3,425

Notes to Schedule of Investments
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

48	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—1.0%
Textron, Inc.	120,000	$5,752

Chemicals—4.3%
CF Industries Holdings, Inc.	45,000	6,876
Intrepid Potash, Inc. (c)	150,000	9,867
Mosaic Co. (c)	60,000	8,682

		25,425

Consumer Discretionary—3.7%
Bare Escentuals, Inc. (c)(e)	250,000	4,682
Coach, Inc. (c)	400,000	11,552
GameStop Corp., Class A (c)	45,000	1,818
Nordstrom, Inc.	125,000	3,788

		21,840

Consumer Services—12.1%
Aegean Marine Petroleum Network, Inc. (e)	200,000	8,138
Burger King Holdings, Inc. (e)	315,000	8,439
Central European Media Enterprises Ltd., Class A (c)(e)	100,000	9,053
Corrections Corp. of America (c)	590,000	16,207
Gaylord Entertainment Co. (c)(e)	200,000	4,792
Owens-Illinois, Inc. (c)	150,000	6,254
Pinnacle Entertainment, Inc. (c)(e)	400,000	4,196
Quanta Services, Inc. (c)(e)	100,000	3,327
Starwood Hotels & Resorts Worldwide, Inc.	150,000	6,010
XM Satellite Radio Holdings, Inc., Class A (c)(e)	700,000	5,488

		71,904

Consumer Staples—2.0%
Bunge Ltd. (e)	50,000	5,385
Fomento Economico Mexicano S.A. de C.V. ADR	150,000	6,826

		12,211

Energy—21.2%
BJ Services Co. (e)	250,000	7,985
Comstock Resources, Inc. (c)	150,000	12,664
First Solar, Inc. (c)	22,000	6,002
Helix Energy Solutions Group, Inc. (c)	265,000	11,035
National-Oilwell Varco, Inc. (c)	135,000	11,977
Newfield Exploration Co. (c)	200,000	13,050
Patterson-UTI Energy, Inc.	350,000	12,614
PetroHawk Energy Corp. (c)	775,000	35,890
Quicksilver Resources, Inc. (c)(e)	200,000	7,728
Superior Energy Services (c)	125,000	6,893

		125,838

Financial Services—6.6%
BlackRock, Inc. (e)	37,100	6,567
CapitalSource, Inc., REIT (e)	900,000	9,972
IntercontinentalExchange, Inc. (c)	55,000	6,270
Janus Capital Group, Inc. (e)	200,000	5,294
SLM Corp. (c)	550,000	10,642
VistaPrint Ltd. (c)	25,000	669

		39,414

Healthcare—13.2%
Celgene Corp. (c)	210,000	13,413
Gen-Probe, Inc. (c)	130,000	6,172
Hologic, Inc. (c)(e)	750,000	16,350
Illumina, Inc. (c)(e)	120,000	10,453
Intuitive Surgical, Inc. (c)	52,300	14,090
Psychiatric Solutions, Inc. (c)(e)	265,000	10,028
United Therapeutics Corp. (c)(e)	80,000	7,820

		78,326

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc. (e)	60,000	$7,151
Precision Castparts Corp.	115,000	11,083

		18,234

Technology—23.3%
Activision, Inc. (c)	350,000	11,924
American Tower Corp., Class A (c)	425,000	17,956
Broadcom Corp., Class A (c)	465,000	12,690
Ciena Corp. (c)(e)	402,920	9,336
Citrix Systems, Inc. (c)	390,000	11,470
Energizer Holdings, Inc. (c)	100,000	7,309
F5 Networks, Inc. (c)(e)	390,000	11,084
Gamesa Corp. Tecnologica S.A.	100,000	4,896
Global Payments, Inc.	240,000	11,184
Juniper Networks, Inc. (c)	435,000	9,648
Marvell Technology Group Ltd. (c)	650,000	11,479
MEMC Electronic Materials, Inc. (c)	110,000	6,769
Microchip Technology, Inc. (e)	420,000	12,827

		138,572

Telecommunications—5.5%
Clearwire Corp., Class A (c)(e)	565,000	7,322
NII Holdings, Inc., Class B (c)	375,000	17,809
Starent Networks Corp. (c)(e)	615,000	7,737

		32,868

Transportation—2.1%
Expeditors International Washington, Inc.	125,000	5,375
Knight Transportation, Inc. (e)	400,000	7,320

		12,695

Total Common Stock (cost—$504,621)		583,079

SHORT-TERM INVESTMENTS—22.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—21.4%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	10,000	8,210
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	7,083	7,083
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	5,000	5,000
ING Bank NV, 2.50% due 7/1/08	15,000	15,000
Lloyds Bank, 2.50% due 7/1/08	25,000	25,000
Morgan Stanley, 2.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		127,398

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08 proceeds $4,724; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $4,819 including accrued interest (cost—$4,724)	$4,724	$4,724

Total Short-Term Investments (cost—$134,807)		132,122

Total Investments (cost—$639,428) (j)—120.3%		715,201

Liabilities in excess of other assets—(20.3)%		(120,863)

Net Assets—100.0%		$594,338

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $125,109; cash collateral of $129,635 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

(j) Securities with an aggregate value of $4,896, representing 0.8% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	49

Schedule of Investments

OCC Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—94.7%
Aerospace—5.2%
Boeing Co.	235,800	$15,497
Lockheed Martin Corp.	114,700	11,316
Raytheon Co.	239,300	13,468

		40,281

Capital Goods—10.8%
3M Co.	195,100	13,577
General Electric Co.	2,122,400	56,647
Tyco International Ltd.	331,100	13,257

		83,481

Consumer Discretionary—1.5%
Yum! Brands, Inc.	327,000	11,475

Consumer Services—1.0%
Carnival Corp., UNIT	245,400	8,088

Consumer Staples—10.6%
Altria Group, Inc.	414,900	8,530
SUPERVALU, Inc. (d)	436,100	13,471
SYSCO Corp.	947,700	26,071
Unilever PLC ADR	1,192,000	33,865

		81,937

Energy—24.9%
BP PLC ADR (d)	593,200	41,269
Chevron Corp.	558,700	55,384
ConocoPhillips	372,800	35,189
Hess Corp. (d)	331,848	41,876
Transocean, Inc. (b)	128,200	19,536

		193,254

Environmental Services—1.1%
Nalco Holding Co.	396,900	8,395

Financial Services—25.0%
American International Group, Inc.	524,900	13,889
Annaly Capital Management,
Inc., REIT	2,196,700	34,071
Bank of America Corp.	299,000	7,137
Capital One Financial Corp. (d)	691,000	26,265
CapitalSource, Inc., REIT (d)	1,602,200	17,752
CIT Group, Inc. (d)	2,118,700	14,428
Citigroup, Inc. (d)	955,000	16,006
Genworth Financial, Inc., Class A	1,041,800	18,554
Lehman Brothers Holdings, Inc. (d)	765,900	15,173
MBIA, Inc. (d)	708,200	3,109
Morgan Stanley	223,000	8,044
National City Corp. (d)	1,419,500	6,771
PMI Group, Inc. (d)	898,500	1,752
Prudential Financial, Inc. (d)	187,400	11,195

		194,146

Healthcare—9.2%
Aetna, Inc.	691,300	28,018
Theravance, Inc. (b)(d)	570,000	6,766
WellPoint, Inc. (b)	760,700	36,255

		71,039

Utilities—5.4%
American Electric Power Co., Inc.	473,400	19,045
Constellation Energy Group, Inc.	280,400	23,021

		42,066

Total Common Stock (cost—$935,111)		734,162

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—26.3%
Collateral Invested for Securities on Loan (c)—20.6%
Allianz Dresdner Daily Asset Fund (e)	36,584,314	$36,584

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	30,000	30,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	11,597	11,597
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	20,000	20,000
Morgan Stanley, 2.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(f)	4,000	4,000

		160,181

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $44,346; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $45,234 including accrued interest (cost—$44,344)	44,344	44,344

Total Short-Term Investments (cost—$204,525)		204,525

Total Investments (cost—$1,139,636)—121.0%		$938,687

Liabilities in excess of other assets—(21.0%)		(163,062)

Net Assets—100.0%		$775,625

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $157,479; cash collateral of $165,484 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

50	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Capital Goods—5.4%
Deere & Co.	118,195	$8,525
Fluor Corp.	52,105	9,696
Textron, Inc.	148,700	7,127

		25,348

Consumer Discretionary—9.5%
Avon Products, Inc.	192,970	6,951
CVS Corp.	338,970	13,413
McDonald’s Corp.	200,200	11,255
Wal-Mart Stores, Inc. (a)	231,525	13,012

		44,631

Consumer Staples—6.1%
Coca-Cola Co.	137,840	7,165
Colgate-Palmolive Co.	141,730	9,794
PepsiCo, Inc.	95,220	6,055
Procter & Gamble Co.	94,050	5,719

		28,733

Energy—8.3%
Schlumberger Ltd.	148,730	15,978
Weatherford International Ltd. (b)(d)	242,945	12,048
XTO Energy, Inc.	164,560	11,274

		39,300

Financial Services—7.0%
Charles Schwab Corp.	113,139	2,324
Goldman Sachs Group, Inc.	28,760	5,030
IntercontinentalExchange, Inc. (b)	50,400	5,746
M&T Bank Corp. (d)	52,830	3,727
Northern Trust Corp.	112,035	7,682
U.S. Bancorp	174,305	4,861
Wachovia Corp. (d)	217,325	3,375

		32,745

Healthcare—15.9%
Abbott Laboratories	168,705	8,936
Allergan, Inc.	73,650	3,834
Baxter International, Inc.	117,375	7,505
Celgene Corp. (a)(b)	84,629	5,405
Genentech, Inc. (b)	97,560	7,405
Gilead Sciences, Inc. (a)(b)	183,350	9,708
Medco Health Solutions, Inc. (b)	49,900	2,355
Merck & Co., Inc.	228,055	8,595
Shire Pharmaceuticals Group PLC ADR (d)	121,845	5,986
St. Jude Medical, Inc. (b)	160,440	6,559
Teva Pharmaceutical Industries Ltd. ADR (d)	186,760	8,554

		74,842

Materials & Processing—5.7%
Air Products & Chemicals, Inc.	71,800	7,098
Companhia Vale do Rio Doce ADR (d)	124,565	4,462
Monsanto Co. (a)	64,650	8,174
Precision Castparts Corp.	75,338	7,260

		26,994

Multi-Media—1.7%
Walt Disney Co.	253,480	7,909

Oil & Gas—6.1%
Exxon Mobil Corp.	190,835	16,818
Transocean, Inc. (b)	78,239	11,923

		28,741

Technology—21.3%
Adobe Systems, Inc. (b)(d)	137,515	5,417
Amazon.com, Inc. (b)	77,100	5,654

	Shares	Value (000s)

Apple, Inc. (a)(b)	100,745	$16,869
Corning, Inc.	229,386	5,287
Google, Inc., Class A (b)	20,985	11,047
Hewlett-Packard Co.	187,171	8,275
Intel Corp.	431,740	9,274
Microsoft Corp.	344,110	9,466
Oracle Corp. (b)	335,915	7,054
Research In Motion Ltd. (b)	48,165	5,630
Texas Instruments, Inc.	183,695	5,173
Thermo Fisher Scientific, Inc. (b)	166,155	9,260
Yahoo!, Inc. (b)	93,700	1,936

		100,342

Telecommunications—6.4%
AT&T, Inc.	258,725	8,716
Cisco Systems, Inc. (a)(b)	361,150	8,400
QUALCOMM, Inc.	176,575	7,835
Verizon Communications, Inc.	146,855	5,199

		30,150

Total Common Stock (cost—$407,015)		439,735

SHORT-TERM INVESTMENTS—7.3%
Collateral Invested for Securities on Loan (c)—5.7%
Allianz Dresdner Daily Asset Fund (e)	4,993,446	4,993

	Principal Amount (000s)
Deutsche Bank,
2.50% due 7/1/08	$18,882	18,882
Morgan Stanley,
2.16% due 9/3/08, FRN	3,000	3,000

		26,875

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $7,341; collateralized by Federal Home Loan Bank Discount Note, 5.006%, due 7/9/08,valued at $7,491 including accrued interest (cost—$7,341)	7,341	7,341

Total Short-Term Investments (cost—$34,216)		34,216

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.4%
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	1,773	127
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	1,149	793
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	4,464	960

		1,880

	Contracts	Value (000s)

Put Options—0.3%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	646	$1,573

Total Options Purchased (cost—$5,231)		3,453

Total Investments before options written (cost—$446,462)—101.4%		477,404

OPTIONS WRITTEN (b)—(1.7)%
Call Options—(0.6)%
Air Product & Chemicals, Inc., strike price $120, expires 1/17/09	718	(172)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	1,773	(9)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	1,149	(563)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	3,133	(276)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	1,833	(660)
Monsanto Co. (CBOE), strike price $170, expires 1/17/09	646	(371)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	8,927	(402)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	1,777	(515)

		(2,968)

Put Options—(1.1)%
Air Products & Chemicals (CBOE), strike price $90, expires 1/17/09	768	(392)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	771	(513)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	1,773	(709)
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	1,149	(253)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	1,728	(449)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	2,495	(44)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	6,532	(444)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	646	(198)
strike price $110, expires 1/17/09	646	(616)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	756	(760)

06.30.08	Allianz Funds Annual Report	51

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	4,464	$(870)

		(5,248)

Total Options Written (premiums received—$10,488)		(8,216)

Total Investments net of options written (cost—$435,974)—99.7%		469,188

Other assets less other liabilities—0.3%		1,606

Net Assets—100.0%		$470,794

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $25,946; cash collateral of $26,836 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

52	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.2%
Aerospace—1.8%
Alliant Techsystems, Inc. (a)	12,120	$1,232
Goodrich Corp.	1,870	89

		1,321

Building/Construction—1.8%
Foster Wheeler Ltd. (a)	18,512	1,354

Capital Goods—5.7%
CH Robinson Worldwide, Inc.	9,470	519
Cooper Industries Ltd., Class A	20,033	791
Intermec, Inc. (a)(c)	36,999	780
J.B. Hunt Transport Services, Inc. (c)	13,850	461
Joy Global, Inc.	5,030	382
Roper Industries, Inc. (c)	12,155	801
Shaw Group, Inc. (a)	7,655	473

		4,207

Communications—1.9%
MetroPCS Communications, Inc. (a)(c)	36,134	640
NII Holdings, Inc., Class B (a)	16,334	776

		1,416

Consumer Discretionary—10.3%
Avon Products, Inc.	42,105	1,517
China Nepstar Chain Drug Ltd. ADR (c)	13,630	118
Chipotle Mexican Grill, Inc., Class B (a)	1,210	91
Gildan Activewear, Inc. (a)	28,695	742
Guess?, Inc.	15,375	576
International Game Technology	16,792	419
Longs Drug Stores Corp.	22,485	947
McKesson Corp.	2,605	146
Navistar International Corp. (a)	5,300	349
Nordstrom, Inc.	13,560	411
Phillips-Van Heusen	14,990	549
Ross Stores, Inc.	32,855	1,167
Urban Outfitters, Inc. (a)	21,720	677

		7,709

Consumer Services—4.5%
Apollo Group, Inc., Class A (a)	12,845	568
Crown Holdings, Inc. (a)	15,310	398
E.W. Scripps Co., Class A	15,230	633
Owens-Illinois, Inc. (a)	8,740	364
Quanta Services, Inc. (a)(c)	41,142	1,369

		3,332

Consumer Staples—5.8%
Bunge Ltd. (c)	4,950	533
Clorox Co.	5,870	306
Hansen Natural Corp. (a)(c)	10,730	309
Kroger Co.	35,700	1,031
Sara Lee Corp.	20,840	255
Molson Coors Brewing Co., Class B	23,175	1,259
Pepsi Bottling Group, Inc.	7,900	221
Wm. Wrigley Jr. Co.	5,220	406

		4,320

Energy—14.0%
Arch Coal, Inc. (c)	3,210	241
Consol Energy, Inc.	11,020	1,238
Core Laboratories NV (a)	5,920	843
First Solar, Inc. (a)	435	119
Massey Energy Co.	3,300	309
Murphy Oil Corp.	2,800	275
Nabors Industries Ltd. (a)	17,050	839
National-Oilwell Varco, Inc. (a)	9,625	854
Newfield Exploration Co. (a)	10,810	705
Range Resources Corp.	13,870	909
Southwestern Energy Co. (a)	29,764	1,417

	Shares	Value (000s)

Sunoco, Inc.	13,350	$543
Sunpower Corp., Class A (a)(c)	1,175	85
Diamond Offshore Drilling, Inc.	6,070	845
Weatherford International Ltd. (a)	24,154	1,198

		10,420

Environmental Services—1.6%
Republic Services, Inc.	38,970	1,157

Financial Services—5.7%
City National Corp.	810	34
Federated Investors, Inc., Class B	6,200	213
Genworth Financial, Inc., Class A	16,085	287
IntercontinentalExchange, Inc. (a)	1,750	200
Invesco Ltd.	6,725	161
Janus Capital Group, Inc. (c)	18,255	483
Lazard Ltd.	9,626	329
M&T Bank Corp. (c)	6,760	477
Northern Trust Corp.	17,547	1,203
Och-Ziff Capital Management Group LLC (c)	12,365	235
Progressive Corp.	12,100	232
Zions Bancorporation (c)	12,832	404

		4,258

Healthcare—11.1%
Allergan, Inc.	17,920	933
Barr Laboratories, Inc. (a)	1,915	86
Charles River Laboratories International, Inc. (a)	10,105	646
Community Health Systems, Inc. (a)	5,500	181
Covance, Inc. (a)	2,170	187
Coventry Health Care, Inc. (a)(c)	22,025	670
Express Scripts, Inc. (a)(c)	13,015	816
Hologic, Inc. (a)	22,767	496
Icon PLC ADR (a)	6,100	461
Illumina, Inc. (a)(c)	7,915	690
ImClone Systems, Inc. (a)	4,090	165
Qiagen NV (a)(c)	46,805	942
Quest Diagnostics, Inc. (c)	9,827	476
Shire Pharmaceuticals Group PLC ADR (c)	12,455	612
St. Jude Medical, Inc. (a)	11,270	461
United Therapeutics Corp. (a)(c)	4,180	409

		8,231

Hotels/Gaming—0.4%
Starwood Hotels & Resorts Worldwide, Inc.	6,812	273

Industrial—0.5%
AGCO Corp. (a)	6,685	350

Insurance—0.2%
Cigna Corp.	3,630	129

Materials & Processing—5.0%
Air Products & Chemicals, Inc.	9,200	909
Cleveland-Cliffs, Inc.	8,020	956
Intrepid Potash, Inc. (a)	10,815	711
Precision Castparts Corp.	6,190	597
U.S. Steel Corp.	3,020	558

		3,731

Technology—25.1%
Activision, Inc. (a)	27,199	927
Akamai Technologies, Inc. (a)(c)	25,635	892
Amazon.com, Inc. (a)	7,045	517
Ametek, Inc.	32,119	1,517
Cognizant Technology Solutions
Corp., Class A (a)	27,610	898
Crown Castle International Corp. (a)	9,090	352
Dolby Laboratories, Inc., Class A (a)	16,150	651
Electronic Arts, Inc. (a)	27,285	1,212
Fiserv, Inc. (a)	16,450	746
Global Payments, Inc.	12,475	581

	Shares	Value (000s)

Intersil Corp., Class A	30,515	$742
Intuit, Inc. (a)	13,550	374
Juniper Networks, Inc. (a)	27,645	613
Marvell Technology Group Ltd. (a)	34,445	608
Maxim Integrated Products, Inc.	36,491	772
McAfee, Inc. (a)	26,335	896
MEMC Electronic Materials, Inc. (a)	1,935	119
Microchip Technology, Inc. (c)	13,050	399
National Semi-conductor Corp.	5,135	105
Netapp, Inc. (a)(c)	28,620	620
ON Semi-conductor Corp. (a)(c)	63,215	580
PMC-Sierra, Inc. (a)(c)	64,380	493
Salesforce.com, Inc. (a)	9,795	668
SBA Communications Corp., Class A (a)	40,321	1,452
Thermo Fisher Scientific, Inc. (a)	16,785	935
Xilinx, Inc.	38,820	980

		18,649

Telecommunications—0.2%
SAVVIS, Inc. (a)(c)	12,510	162

Utilities—1.6%
NRG Energy, Inc. (a)	23,650	1,014
PPL Corp.	3,590	188

		1,202

Total Common Stock (cost—$69,614)		72,221

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (b)—16.9%
Allianz Dresdner Daily Asset Fund (d)	3,391,405	3,391

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,185	2,185
Natixis, 2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA, 2.25% due 7/1/08	3,500	3,500

Total Short-Term Investments (cost—$12,576)		12,576

Total Investments (cost—$82,190)—114.1%		84,797

Liabilities in excess of other assets—(14.1%)		(10,497)

Net Assets—100.0%		$74,300

06.30.08	Allianz Funds Annual Report	53

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $12,001; cash collateral of $12,359 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

54	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—102.3%
Aerospace—0.8%
General Dynamics Corp. (a)	562	$47

Building—1.4%
Lennar Corp., Class A	4,855	60
Toll Brothers, Inc. (b)	1,300	24

		84

Capital Goods—2.6%
Colfax Corp. (b)	668	17
Deere & Co. (a)	882	64
Fluor Corp. (a)	415	77

		158

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	693	30

Consumer Discretionary—14.1%
Avon Products, Inc.	2,289	83
China Nepstar Chain Drug Ltd. ADR	1,984	17
CVS Corp. (a)	4,483	177
Dick’s Sporting Goods, Inc. (b)	2,160	38
GameStop Corp., Class A (a)(b)	1,925	78
Gildan Activewear, Inc. (b)	1,659	43
Guess?, Inc.	790	30
Gymboree Corp. (b)	590	24
Macrovision Solutions Corp. (b)	858	13
McDonald’s Corp. (a)	2,445	137
Nordstrom, Inc.	148	5
Royal Caribbean Cruises Ltd.	1,900	43
Wal-Mart Stores, Inc. (a)	2,508	141
Walt Disney Co.	963	30

		859

Consumer Services—0.6%
Quanta Services, Inc. (a)(b)	1,145	38

Consumer Staples—3.1%
Coca-Cola Co. (a)	1,756	92
Colgate-Palmolive Co. (a)	1,450	100

		192

Energy—11.5%
Concho Resources, Inc. (a)(b)	3,525	131
Diamond Offshore Drilling, Inc.	120	17
First Solar, Inc. (a)(b)	338	92
Schlumberger Ltd. (a)	1,603	172
Southwestern Energy Co. (b)	1,541	73
Sunpower Corp., Class A (a)(b)	1,523	110
Weatherford International Ltd. (b)	1,462	73
XTO Energy, Inc.	494	34

		702

Financial Services—6.7%
Charles Schwab Corp.	708	15
Citigroup, Inc. (a)	6,151	103
IntercontinentalExchange, Inc. (a)(b)	814	93
Lazard Ltd.	1,006	34
Northern Trust Corp. (a)	1,793	123
U.S. Bancorp	1,415	39

		407

Healthcare—9.2%
Abbott Laboratories	1,173	62
Allergan, Inc.	846	44
Celgene Corp. (b)	1,057	68
Gilead Sciences, Inc. (a)(b)	2,264	120
Hologic, Inc. (b)	1,435	31
Merck & Co., Inc.	851	32
Shire Pharmaceuticals Group PLC ADR	1,521	75

	Shares	Value (000s)

St. Jude Medical, Inc. (a)(b)	790	$32
Teva Pharmaceutical Industries Ltd. ADR (a)	2,055	94

		558

Hotels/Gaming—0.5%
MGM Mirage, Inc. (b)	895	30

Materials & Processing—10.9%
Air Products & Chemicals, Inc.	661	65
Monsanto Co. (a)	1618	205
Potash Corp. of Saskatchewan	220	50
Cleveland-Cliffs, Inc. (a)	2,312	276
Precision Castparts Corp. (a)	480	46
Weyerhaeuser Co.	430	22

		664

Oil & Gas—4.0%
Exxon Mobil Corp.	1,287	113
Transocean, Inc. (a)(b)	878	134

		247

Technology—33.7%
Activision, Inc. (b)	2,062	70
Adobe Systems, Inc. (b)	800	31
Amazon.com, Inc. (b)	810	59
American Tower Corp., Class A (b)	1,220	52
Apple, Inc. (a)(b)	1,575	264
Cisco Systems, Inc. (b)	2,045	48
Cognizant Technology Solutions Corp., Class A (b)	952	31
Corning, Inc. (a)	3,658	84
Crown Castle International Corp. (b)	1,130	44
Ctrip.com International Ltd. ADR	566	26
Data Domain, Inc. (b)	1,675	39
Electronic Arts, Inc. (b)	579	26
EMC Corp. (b)	4,999	73
Google, Inc., Class A (a)(b)	271	143
Intel Corp.	2,345	50
Itron, Inc. (b)	667	66
Marvell Technology Group Ltd. (b)	930	16
Maxim Integrated Products, Inc.	1,050	22
MEMC Electronic Materials, Inc. (b)	840	52
Micron Technology, Inc. (b)	4,475	27
Microsoft Corp.	6,635	182
Nuance Communications, Inc. (b)	2,250	35
Oracle Corp. (a)(b)	4,085	86
PMC-Sierra, Inc. (b)	3,770	29
QUALCOMM, Inc. (a)	2,160	96
Research In Motion Ltd. (a)(b)	1,300	152
Riverbed Technology, Inc. (b)	990	14
Salesforce.com, Inc. (a)(b)	1,296	88
Texas Instruments, Inc.	1,982	56
Thermo Fisher Scientific, Inc. (b)	804	45
Waters Corp. (b)	395	25
Yahoo!, Inc. (b)	1,210	25

		2,056

Telecommunications—2.7%
AT&T, Inc. (a)	3,025	102
NII Holdings, Inc., Class B (b)	658	31
SBA Communications Corp., Class A (b)	833	30

		163

Total Common Stock (cost—$6,097)		6,235

	Principal Amount (000s)	Value (000s)

U.S. TREASURY BILLS—3.1%
U.S. Treasury Bills, 1.01%, due 9/4/08-9/25/08 (cost—$189)	$189	$189

OPTIONS PURCHASED (b)—2.6%
	Contracts
Call Options—1.8%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	16
Apollo Group, Inc. (CBOE), strike price $50, expires 11/22/08	16	6
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	7	1
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	15	11
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/17/09	18	7
CommScope, Inc. (CBOE), strike price $55, expires 1/17/09	7	4
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	3	1
Intel Corp. (CBOE), strike price $30, expires 1/17/09	42	1
Longs Drug Stores Corp. (CBOE), strike price $45, expires 9/20/08	38	8
Palm, Inc. (CBOE), strike price $7.50, expires 1/17/09	25	1
Riverbed Technology, Inc. (CBOE), strike price $15, expires 12/20/08	25	5
strike price $17.50, expires 12/20/08	61	9
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	6	10
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	—(c)
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	79	17
Texas Instruments, Inc. (CBOE), strike price $30, expires 7/19/08	12	—(c)
Wachovia Corp. (CBOE), strike price $17.50, expires 8/16/08	64	9

		106

Put Options—0.8%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	15	36
Powershares QQQ Trust (CBOE), strike price $45, expires 9/20/08	12	3

06.30.08	Allianz Funds Annual Report	55

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE), strike price $138, expires 9/22/08	10	$11

		50

Total Options Purchased (cost—$193)		156

Total Investments before options written and securities sold short (cost—$6,479)—108.0%		6,580

OPTIONS WRITTEN (b)—(7.7)%
Call Options—(3.7)%
Adobe Systems, Inc. (CBOE), strike price $40, expires 1/17/09	3	(1)
American Tower Corp. (CBOE), strike price $50, expires 1/17/09	4	—(c)
Apollo Group, Inc. (CBOE), strike price $70, expires 11/22/08	16	(1)
Apple, Inc. (CBOE), strike price $210, expires 1/17/09	9	(9)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	7	—(c)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	15	(7)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 7/19/08	6	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	62	(8)
Cleveland-Cliffs, Inc. (CBOE), strike price $60, expires 10/18/08	6	(35)
strike price $72.50, expires 7/19/08	8	(38)
CommScope, Inc. (CBOE), strike price $70, expires 1/17/09	7	(1)
Concho Resources, Inc. (CBOE), strike price $40, expires 12/20/08	6	(3)
Crocs, Inc. (CBOE), strike price $20, expires 9/20/08	16	—(c)
CVS Corp. (CBOE), strike price $42.50, expires 11/22/08	7	(1)
Dick’s Sporting Goods, Inc. (CBOE), strike price $32.50, expires 9/20/08	23	—(c)
Exxon Mobil Corp. (CBOE), strike price $100, expires 7/19/08	8	—(c)
First Solar, Inc. (CBOE), strike price $310, expires 12/20/08	3	(12)
GameStop Corp. (CBOE), strike price $45, expires 1/17/09	19	(8)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	21	(8)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $690, expires 1/17/09	2	$(3)
Hewlett-Packard Co. (CBOE), strike price $50, expires 8/16/08	13	—(c)
Intel Corp. (CBOE), strike price $35, expires 1/17/09	42	—(c)
Lennar Corp. (CBOE), strike price $17.50, expires 8/16/08	47	(1)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	12	(2)
MEMC Electronic Materials, Inc. (CBOE), strike price $75, expires 1/17/09	7	(4)
MGM Mirage, Inc. (CBOE), strike price $55, expires 1/17/09	11	(1)
Micron Technology, Inc. (CBOE), strike price $7, expires 10/18/08	43	(2)
Microsoft Corp. (CBOE), strike price $35, expires 1/17/09	79	(3)
Monsanto Co. (CBOE), strike price $120, expires 10/18/08	3	(5)
strike price $170, expires 1/17/09	15	(9)
Oracle Corp. (CBOE), strike price $22.50, expires 1/17/09	41	(7)
Potash Corp. of Saskatchewan (CBOE), strike price $220, expires 9/20/08	2	(6)
Powershares QQQ Trust (CBOE), strike price $48, expires 9/30/08	12	(2)
Qualcomm, Inc. (CBOE), strike price $52.50, expires 10/18/08	12	(1)
Riverbed Technology, Inc. (CBOE), strike price $20, expires 12/20/08	25	(2)
strike price $22.50, expires 12/20/08	61	(4)
Salesforce.com, Inc. (CBOE), strike price $85, expires 1/17/09	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	—(c)
Schlumberger Ltd. (CBOE), strike price $90, expires 8/16/08	7	(14)
Shire Pharmaceuticals Group PLC ADR (CBOE), strike price $60, expires 1/17/09	5	(1)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	158	(7)
Sunpower Corp. (CBOE), strike price $130, expires 1/17/09	6	(1)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 1/17/09	2	—(c)

	Contracts	Value (000s)

Toll Brothers, Inc. (CBOE), strike price $22.50, expires 12/20/08	13	$(2)
Wachovia Corp. (CBOE), strike price $22.50, expires 8/16/08	64	(2)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	24	(7)
Yahoo!, Inc. (CBOE), strike price $30, expires 10/18/08	58	(2)
strike price $32.50, expires 10/18/08	38	(1)

		(224)

Put Options—(4.0)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	—(c)
strike price $90, expires 1/17/09	3	(2)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	30	(20)
Apollo Group, Inc. (CBOE), strike price $40, expires 1/17/09	16	(7)
Apple, Inc. (CBOE), strike price $115, expires 1/17/09	6	(2)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	7	(3)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	3	(1)
strike price $230, expires 1/17/09	3	(6)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	6	—(c)
strike price $50, expires 1/17/09	15	(3)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	13	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	18	(5)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/17/09	18	(3)
CommScope, Inc. (CBOE), strike price $45, expires 1/17/09	7	(2)
Corning, Inc. (CBOE), strike price $20, expires 1/17/09	23	(3)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	14	—(c)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	77	(5)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	3	(2)
EMC Corp. (CBOE), strike price $15, expires 1/17/09	10	(2)

56	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

Energizer Holdings, Inc. (CBOE), strike price $85, expires 8/16/08	3	$(4)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 7/19/08	30	(10)
GameStop Corp. (CBOE), strike price $35, expires 1/17/09	18	(5)
Google, Inc. (CBOE), strike price $460, expires 1/17/09	5	(14)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	91	(14)
Longs Drug Stores Corp. (CBOE), strike price $30, expires 12/20/08	22	(2)
strike price $40, expires 12/20/08	16	(6)
Macrovision Solutions Corp. (CBOE), strike price $15, expires 1/17/09	16	(3)
MGM Mirage, Inc. (CBOE), strike price $45, expires 1/17/09	14	(18)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	14	(1)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	15	(5)
strike price $110, expires 1/17/09	15	(14)
Nordstrom, Inc. (CBOE), strike price $25, expires 1/17/09	44	(8)
Oracle Corp. (CBOE), strike price $17.50, expires 1/17/09	17	(1)
Powershares QQQ Trust (CBOE), strike price $40, expires 9/20/08	12	(1)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 10/18/08	4	—(c)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	12	(12)
Riverbed Technology, Inc. (CBOE), strike price $12.50, expires 12/20/08	86	(16)
Salesforce.com, Inc., (CBOE), strike price $50, expires 8/16/08	6	—(c)
strike price $50, expires 1/16/10	4	(3)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	14	(8)
SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	79	(15)
Texas Instruments, Inc. (CBOE), strike price $27.50, expires 10/18/08	11	(2)

	Contracts	Value (000s)

Wachovia Corp. (CBOE), strike price $15, expires 8/16/08	64	$(13)

		(243)

Total Options Written (premiums received—$575)		(467)

SECURITIES SOLD SHORT—(5.0)%
	Shares
Exchange-Traded Funds—(3.5)%
Oil Service HOLDRs Trust	208	(46)
Powershares QQQ Trust	1,587	(72)
Retail HOLDRs Trust	428	(38)
SPDR Trust Series 1, UNIT	415	(53)

		(209)

Financial Services—(0.3)%
Bank of America Corp.	545	(13)
Merrill Lynch & Co., Inc.	246	(8)

		(21)

Industrial—(0.7)%
Caterpillar, Inc.	575	(42)

Machinery—(0.2)%
Graco, Inc.	375	(14)

Technology—(0.3)%
NVIDIA Corp. (b)	1,050	(20)

Total Securities Sold Short (proceeds—$335)		(306)

Total Investments net of options written and securities sold short (cost—$5,569)—95.3%		5,807

Other assets less other liabilities—4.7%		287

Net Assets—100.0%		$6,094

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	57

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Assets:
Investments, at value	$—	$1,672,585	$131,841	$1,538,246
Investments in Affiliates, at value	278,988	—	—	—
Cash	—	31	—	48
Security lending interest receivable (net)	—	—	—	2
Receivable for investments sold	—	48,436	3,031	37,814
Receivable for Fund shares sold	179	1,079	78	3,013
Dividends and interest receivable (net of foreign taxes)	—	1,142	118	429
Dividends and interest receivable from Affiliates	501	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	5,714	—	6,072
	279,668	1,728,987	135,068	1,585,624

Liabilities:
Payable for investments purchased	—	72,683	—	—
Payable for investments in Affiliates purchased	501	—	—	—
Overdraft due to Custodian	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	897	2,840	179	3,740
Payable for collateral for securities on loan	—	143,980	—	159,386
Investment advisory fees payable	—	564	49	514
Administration fees payable	87	358	29	342
Distribution fees payable	122	197	2	141
Servicing fees payable	54	127	2	138
Other payables	—	18	—	—
	1,661	220,767	261	164,261
Net Assets	$278,007	$1,508,220	$134,807	$1,421,363

Net Assets Consist of:
Paid-in-capital	$272,681	$1,442,455	$140,617	$1,309,993
Undistributed (dividends in excess of) net investment income	(1)	1	107	1
Accumulated net realized gain (loss)	(2,526)	(18,167)	(6,747)	(6,935)
Net unrealized appreciation (depreciation) of investments, options written, contingent receivable receivable from Letter of Credit and foreign currency transactions	7,853	83,931	830	118,304
	$278,007	$1,508,220	$134,807	$1,421,363

Net Assets:
Class A	$63,265	$399,869	$7,418	$307,962
Class B	60,519	41,429	—	47,947
Class C	138,659	113,744	2,706	86,421
Other Classes	15,564	953,178	124,683	979,033

Shares Issued and Outstanding:
Class A	5,956	22,046	767	12,049
Class B	5,655	2,514	—	2,084
Class C	12,985	6,883	284	3,755
Other Classes	1,476	51,578	12,785	37,097

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$10.62	$18.14	$9.67	$25.56
Class B	10.70	16.48	—	23.00
Class C	10.68	16.53	9.55	23.01

Cost of Investments	$—	$1,594,368	$131,011	$1,426,014
Cost of Investments in Affiliates	$271,135	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

58	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$24,620	$22,649	$17,229	$36,317	$8,412,897	$1,088,222	$11,612
—	—	—	1,325	—	17,748	—
—	10	—	—	1	—	—
—	—	—	—	71	7	—
150	—	—	—	—	18,138	—
7	—	—	7	57,082	3,575	33
32	225	13	170	30,563	2,631	35
—	—	—	—	—	—	—
—	—	—	—	26,272	—	—
24,809	22,884	17,242	37,819	8,526,886	1,130,321	11,680

$—	$211	$—	$—	$54,211	$20,719	$—
—	—	—	—	—	—	—
94	—	—	—	—	—	—
—	35	—	—	—	—	—
150	—	7	123	25,000	6,834	12
—	—	—	4,076	571,514	61,281	—
10	12	9	18	2,880	406	6
8	5	4	10	1,852	297	4
9	—	—	6	1,133	111	2
5	—	—	5	1,101	144	2
—	—	—	—	—	—	—
276	263	20	4,238	657,691	89,792	26
$24,533	$22,621	$17,222	$33,581	$7,869,195	$1,040,529	$11,654

$25,096	$24,393	$18,710	$43,333	$8,664,719	$1,204,505	$14,323
—	270	—	521	6,760	266	7
(417)	564	(2,418)	(2,158)	372,192	(43,805)	(42)
(146)	(2,606)	930	(8,115)	(1,174,476)	(120,437)	(2,634)
$24,533	$22,621	$17,222	$33,581	$7,869,195	$1,040,529	$11,654

$9,115	$1,176	$104	$9,301	$3,195,287	$363,486	$5,980
7,634	—	—	3,483	308,543	34,073	—
6,161	808	10	6,571	1,214,757	126,016	3,816
1,623	20,637	17,108	14,226	3,150,608	516,954	1,858

647	85	9	820	218,589	21,782	443
570	—	—	319	21,114	2,050	—
459	58	1	602	83,303	7,584	284
114	1,482	1,436	1,229	213,893	30,850	138

$14.09	$13.87	$11.87	$11.35	$14.62	$16.69	$13.49
13.41	—	—	10.93	14.61	16.62	—
13.41	13.82	11.79	10.91	14.58	16.62	13.43

$24,766	$25,275	$16,299	$44,432	$9,613,645	$1,208,659	$14,246
$—	$—	$—	$1,325	$—	$17,748	$—
$—	$55	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	59

Statements of Assets and Liabilities  (Cont.)

June 30, 2008
Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund

Assets:
Investments, at value	$5,250,996	$49,689	$608,980	$307,301
Investments in Affiliates, at value	80,095	1,090	—	—
Repurchase agreement, at value	—	—	—	—
Cash	902	—	—	1
Securities lending interest receivable (net)	332	2	15	136
Receivable for investments sold	16,615	62	—	7,094
Receivable for Fund shares sold	21,498	4	2,786	136
Dividends and interest receivable (net of foreign taxes)	6,393	70	716	8
Contingent receivable from Letter of Credit (see Note 7)	26,844	—	895	2,154
Other assets	—	—	—	—
	5,403,675	50,917	613,392	316,830

Liabilities:
Payable for investments purchased	44,962	—	3,869	4,604
Payable for securities sold short	—	—	—	—
Overdraft due to Custodian	—	—	—	—
Options written, at value	—	193	—	—
Payable for Fund shares redeemed	8,807	244	1,109	594
Payable for collateral for securities on loan	1,045,516	4,378	47,576	64,394
Dividend expense on securities sold short	—	—	—	—
Investment advisory fees payable	2,067	23	230	132
Administration fees payable	1,075	15	180	72
Distribution fees payable	557	14	189	58
Servicing fees payable	501	9	111	35
Payable to securities lending Agent	—	—	—	—
	1,103,485	4,876	53,264	69,889
Net Assets	$4,300,190	$46,041	$560,128	$246,941

Net Assets Consist of:
Paid-in-capital	$3,580,479	$60,055	$605,215	$268,933
Undistributed (dividends in excess of) net investment income	47,757	27	131	(1)
Accumulated net realized gain (loss)	402,372	(4,336)	(84,546)	(21,697)
Net unrealized appreciation (depreciation) of investments, options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	269,582	(9,705)	39,328	(294)
	$4,300,190	$46,041	$560,128	$246,941

Net Assets:
Class A	$1,690,712	$20,536	$229,549	$74,282
Class B	199,797	9,597	24,803	8,960
Class C	475,710	12,991	277,937	83,843
Other Classes	1,933,971	2,917	27,839	79,856

Shares Issued and Outstanding:
Class A	58,468	2,685	8,206	3,257
Class B	7,193	1,308	1,069	524
Class C	17,109	1,772	11,981	4,903
Other Classes	65,249	372	1,091	4,147

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$28.92	$7.65	$27.97	$22.81
Class B	27.78	7.34	23.20	17.11
Class C	27.81	7.33	23.20	17.10

Cost of Investments	$5,000,720	$59,513	$570,559	$309,749
Cost of Investments in Affiliates	$87,633	$1,090	$—	$—
Cost of Repurchase Agreement	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$—	$—
Premiums Received for Options Written	$—	$311	$—	$—
Cost of Securities Sold Short	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

60	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$3,303	$715,201	$902,103	$472,411	$81,406	$6,580
—	—	36,584	4,993	3,391	—
2,047	—	—	—	—	—
1	3,506	1,984	—	—	31
—	85	130	2	2	—
29	11,123	7,983	38,255	6,729	954
—	124	299	139	17	5
2	46	2,168	480	40	3
—	2,685	—	—	—	—
—	44	—	—	60	—
5,382	732,814	951,251	516,280	91,645	7,573

$1,956	$4,109	$—	$7,064	$4,497	$617
—	—	—	—	—	306
—	—	—	—	189	—
—	—	—	8,216	—	467
—	1,096	8,961	3,010	32	80
—	130,083	160,181	26,875	12,576	—
—	—	—	—	—	1
1	266	309	176	29	5
—	191	262	110	17	2
—	244	247	14	3	—
—	119	150	21	2	1
—	2,368	5,516	—	—	—
1,957	138,476	175,626	45,486	17,345	1,479
$3,425	$594,338	$775,625	$470,794	$74,300	$6,094

$3,651	$477,058	$1,132,759	$430,049	$88,485	$6,063
9	198	10,918	1,302	3	—
(27)	38,624	(167,103)	6,229	(16,795)	(207)
(208)	78,458	(200,949)	33,214	2,607	238
$3,425	$594,338	$775,625	$470,794	$74,300	$6,094

$79	$182,525	$260,550	$48,172	$3,146	$2,273
—	25,133	159,172	8,012	1,913	—
48	373,169	196,674	8,407	2,264	488
3,298	13,511	159,229	406,203	66,977	3,333

6	7,931	26,142	3,722	1,180	145
—	1,303	16,799	645	748	—
4	19,358	20,703	676	888	32
260	570	15,761	30,885	23,853	212

$12.63	$23.01	$9.97	$12.94	$2.67	$15.65
—	19.28	9.48	12.41	2.56	—
12.57	19.28	9.50	12.44	2.55	15.37

$3,511	$639,428	$1,103,052	$441,469	$78,799	$6,479
$—	$—	$36,584	$4,993	$3,391	$—
$2,047	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$10,488	$—	$575
$—	$—	$—	$—	$—	$335

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	61

Statements of Operations

For the Year or Period Ended June 30, 2008
Amounts in thousands	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Investment Income:
Interest	$—	$1,580	$106	$1,253
Dividends, net of foreign withholding taxes	—	17,050	758	9,418
Dividends from investments in Affiliates	10,630	—	—	—
Security lending income (net)	—	41	—	170
Miscellaneous income	1	39	3	46
Total Income	10,631	18,710	867	10,887

Expenses:
Investment advisory fees	—	7,217	383	6,037
Administration fees	1,213	4,595	227	3,934
Distribution fees — Class B	558	407	—	429
Distribution fees — Class C	1,177	970	20	716
Servicing fees — Class A	171	1,089	12	789
Servicing fees — Class B	186	136	—	143
Servicing fees — Class C	393	323	7	238
Distribution and/or servicing fees — Other Classes	—	1,416	4	1,055
Trustees’ fees	—	190	15	160
Interest expense	—	—	—	—
Organizational expense	—	—	—	—
Miscellaneous expense	—	6	—	5
Total Expenses	3,698	16,349	668	13,506
Reimbursement by Adviser	—	(4)	—	(5)
Net Expenses	3,698	16,345	668	13,501
Net Investment Income (Loss)	6,933	2,365	199	(2,614)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	53,607	(6,328)	60,724
Investments in Affiliates	(3,812)	—	—	—
Options written	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	(143,561)	(3,388)	(71,146)
Investments in Affiliates	(38,360)	—	—	—
Options written	—	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	5,714	—	6,072
Net Realized and Change in Unrealized Loss	(25,185)	(84,240)	(9,716)	(4,350)
Net Decrease in Net Assets Resulting from Investment Operations	$(18,252)	$(81,875)	$(9,517)	$(6,964)

62	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$21	$749	$17	$51	$4,576	$1,915	$15
313	621	205	1,371	288,801	27,030	395
—	—	—	—	—	—	—
—	—	—	12	1,450	126	—
—	12	—	—	58	—	—
334	1,382	222	1,434	294,885	29,071	410

140	146	141	260	37,759	4,380	79
111	58	52	145	24,551	3,292	48
60	—	—	38	3,016	303	—
57	4	—	62	11,354	941	27
26	2	—	26	8,641	887	16
20	—	—	13	1,005	101	—
19	1	—	21	3,785	314	9
3	—	—	15	3,650	427	1
3	3	2	5	993	123	1
1	—	12	—	77	—	2
—	—	165	—	—	—	—
—	1	—	—	31	2	1
440	215	372	585	94,862	10,770	184
—	—	(150)	—	(22)	—	—
440	215	222	585	94,840	10,770	184
(106)	1,167	—	849	200,045	18,301	226

(338)	775	125	(1,743)	542,890	(39,980)	294
—	—	—	—	—	—	—
—	115	—	—	—	—	—
—	—	—	—	—	—	—

(1,782)	(2,572)	(2,287)	(9,453)	(2,035,258)	(165,075)	(3,466)
—	—	—	—	—	—	—
—	(4)	—	—	—	—	—
—	—	—	—	26,272	—	—
(2,120)	(1,686)	(2,162)	(11,196)	(1,466,096)	(205,055)	(3,172)
$(2,226)	$(519)	$(2,162)	$(10,347)	$(1,266,051)	$(186,754)	$(2,946)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	63

Statements of Operations  (Cont.)

For the Period Ended June 30, 2008
Amounts in thousands	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund

Investment Income:
Interest	$7,979	$38	$430	$123
Dividends, net of foreign withholding taxes	96,049	919	5,128	564
Dividends from investments in Affiliates	3,794	—	—	—
Security lending income (net)	4,116	20	226	1,142
Miscellaneous income	127	—	6	2
Total Income	112,065	977	5,790	1,831

Expenses:
Investment advisory fees	25,720	353	2,908	1,617
Administration fees	13,425	230	2,290	924
Distribution fees — Class B	1,805	98	202	100
Distribution fees — Class C	3,852	129	2,916	901
Servicing fees — Class A	4,345	62	365	171
Servicing fees — Class B	602	33	68	33
Servicing fees — Class C	1,284	43	972	300
Distribution and/or servicing fees — Other Classes	2,187	2	28	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	517	7	68	29
Interest expense	—	8	—	—
Organizational expense	—	—	—	—
Tax expense	—	—	—	—
Miscellaneous expense	16	—	2	1
Total Expenses	53,753	965	9,819	4,076
Reimbursement by Adviser	(28)	—	(1)	(3)
Net Expenses	53,725	965	9,818	4,073
Net Investment Income (Loss)	58,340	12	(4,028)	(2,242)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	576,790	3,171	52,328	(12,381)
Investments in Affiliates	(8,211)	—	—	—
Options written	—	2,380	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(48)	—	(4)	—
Net change in unrealized appreciation/depreciation of:
Investments	(987,503)	(14,090)	(57,644)	(39,234)
Investments in Affiliates	(13,163)	—	—	—
Options written	—	58	—	—
Securities sold short	—	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	26,844	—	895	2,154
Foreign currency transactions	—	1	11	—
Net Realized and Change in Unrealized Gain (Loss)	(405,291)	(8,480)	(4,414)	(49,461)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(346,951)	$(8,468)	$(8,442)	$(51,703)

64	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$2	$177	$456	$900	$58	$17
15	2,625	34,418	5,703	542	43
—	—	—	—	—	—
—	1,180	948	75	39	—
—	—	—	4	1	—
17	3,982	35,822	6,682	640	60

6	3,473	6,158	2,367	386	55
2	2,476	5,131	1,478	219	17
—	273	2,064	76	17	—
—	3,037	2,590	75	20	3
—	444	1,152	124	9	4
—	91	688	25	5	—
—	1,012	863	25	7	1
—	3	564	240	5	—
—	—	—	—	—	7
—	73	147	61	9	1
—	2	44	—	—	—
37	—	—	—	—	—
—	—	—	—	2	—
—	2	2	1	—	—
45	10,886	19,403	4,472	679	88
(37)	(3)	—	—	—	—
8	10,883	19,403	4,472	679	88
9	(6,901)	16,419	2,210	(39)	(28)

(27)	85,991	(153,910)	22,418	5,277	(139)
—	—	—	—	—	—
—	(448)	—	1,275	—	60
—	—	—	—	—	27
—	—	—	—	—	(1)

(208)	(77,263)	(361,858)	(61,591)	(10,291)	(197)
—	—	—	—	—	—
—	—	—	2,560	—	91
—	—	—	—	—	29
—	2,685	—	—	—	—
—	—	—	—	—	1
(235)	10,965	(515,768)	(35,338)	(5,014)	(129)
$(226)	$4,064	$(499,349)	$(33,128)	$(5,053)	$(157)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	65

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi-Style Fund		CCM Capital Appreciation Fund		CCM Focused Growth Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,933	$4,469	$2,365	$4,140	$199	$65
Net realized gain (loss) on investments and options written	—	—	53,607	67,795	(6,328)	251
Net realized gain (loss) on investments in Affiliates	(3,812)	4,567	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	12,525	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and contingent receivable from Letter of Credit	—	—	(137,847)	138,780	(3,388)	3,701
Net change in unrealized appreciation/depreciation of investments in Affiliates	(38,360)	20,203	—	—	—	—
Net increase (decrease) resulting from investment operations	(18,252)	41,764	(81,875)	210,715	(9,517)	4,017

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(4,878)	(4,300)	(1,328)	(508)	(3)	—
Class B	(4,172)	(4,042)	—	—	—	—
Class C	(8,957)	(8,100)	—	(1)	(1)	—
Other Classes	(1,188)	(598)	(5,047)	(2,147)	(145)	(14)
Net realized gains
Class A	(1,783)	(850)	(37,886)	(27,313)	(1)	(2)
Class B	(1,988)	(983)	(5,571)	(4,934)	—	—
Class C	(4,096)	(1,860)	(12,814)	(9,900)	(1)	(1)
Other Classes	(328)	(84)	(82,944)	(62,995)	(26)	(98)
Class II—(Liquidated)	—	—	—	—	—	—
Return of Capital
Class A	(796)	—	—	—	—	—
Class B	(885)	—	—	—	—	—
Class C	(1,829)	—	—	—	—	—
Other Classes	(146)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(31,046)	(20,817)	(145,590)	(107,798)	(177)	(115)

Fund Share Transactions:
Net proceeds from the sale of common stock	58,978	89,307	547,778	435,591	108,901	51,616
Issued in reinvestment of distributions	24,719	16,588	119,533	87,177	114	115
Cost of shares redeemed	(91,138)	(79,979)	(575,963)	(445,978)	(19,656)	(5,091)
Class II—(Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(7,441)	25,916	91,348	76,790	89,359	46,640
Fund Redemption Fees	1	1	31	10	—	—
Total Increase (Decrease) in Net Assets	(56,738)	46,864	(136,086)	179,717	79,665	50,542

Net Assets:
Beginning of year	334,745	287,881	1,644,306	1,464,589	55,142	4,600
End of year*	$278,007	$334,745	$1,508,220	$1,644,306	$134,807	$55,142
*Including undistributed (dividends in excess of) net investment income of:	$(1)	$—	$1	$4,140	$107	$64

66	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund			NFJ All-Cap Value Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from February 28, 2007 to June 30, 2007	Year Ended June 30, 2008	Period from April 1, 2007 to June 30, 2007	Year Ended March 31, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$(2,614)	$151	$(106)	$(37)	$1,167	$342	$—	$(6)	$(49)	$849	$770
60,724	78,495	(338)	670	890	769	125	1,659	2,559	(1,743)	10,694
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
(65,074)	95,740	(1,782)	1,497	(2,576)	(30)	(2,287)	(505)	1,678	(9,453)	(2,084)
—	—	—	—	—	—	—	—	—	—	—
(6,964)	174,386	(2,226)	2,130	(519)	1,081	(2,162)	1,148	4,188	(10,347)	9,380

—	—	—	—	(32)	(3)	—	—	—	(271)	(52)
—	—	—	—	—	—	—	—	—	(61)	(17)
—	—	—	—	(23)	(2)	—	—	—	(123)	(19)
—	—	—	—	(950)	(286)	—	—	—	(371)	(523)

(34,037)	(35,110)	(223)	(134)	(27)	—	(1)	—	—	(2,701)	(124)
(6,860)	(7,954)	(189)	(91)	—	—	—	—	—	(1,343)	(121)
(11,459)	(11,889)	(196)	(58)	(23)	—	—	—	—	(2,201)	(144)
(90,459)	(79,702)	(46)	(30)	(947)	(42)	(968)	—	(134)	(4,488)	(944)
—	—	—	—	—	—	(1,869)	—	(1,088)	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
(142,815)	(134,655)	(654)	(313)	(2,002)	(333)	(2,838)	—	(1,222)	(11,559)	(1,944)

586,561	305,218	15,768	21,814	1,752	20,456	30,931	1	2	25,721	22,707
133,758	123,478	539	204	1,971	332	969	—	134	10,184	1,842
(485,554)	(538,693)	(13,436)	(3,316)	(117)	—	(21,045)	(1)	(318)	(24,373)	(37,750)
—	—	—	—	—	—	(15,764)	(1,057)	(1,030)	—	—
234,765	(109,997)	2,871	18,702	3,606	20,788	(4,909)	(1,057)	(1,212)	11,532	(13,201)
13	24	—	1	—	—	—	—	—	—	—
84,999	(70,242)	(9)	20,520	1,085	21,536	(9,909)	91	1,754	(10,374)	(5,765)

1,336,364	1,406,606	24,542	4,022	21,536	—	27,131	27,040	25,286	43,955	49,720
$1,421,363	$1,336,364	$24,533	$24,542	$22,621	$21,536	$17,222	$27,131	$27,040	$33,581	$43,955
$1	$—	$—	$—	$270	$(68)	$—	$7,009	$—	$521	$498

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	67

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from August 22, 2006 to June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$200,045	$113,023	$18,301	$4,551	$226	$232
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	542,890	298,751	(39,980)	13,481	294	148
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 12)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(2,008,986)	674,262	(165,075)	36,681	(3,466)	832
Net increase (decrease) resulting from investment operations	(1,266,051)	1,086,036	(186,754)	54,713	(2,946)	1,212

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(86,203)	(48,019)	(6,644)	(1,630)	(122)	(114)
Class B	(5,027)	(3,867)	(290)	(190)	—	—
Class C	(19,528)	(14,081)	(1,070)	(398)	(45)	(23)
Other Classes	(87,762)	(41,046)	(10,118)	(2,294)	(59)	(88)
Net realized capital gains
Class A	(187,585)	(34,207)	(5,774)	(1,792)	(250)	(2)
Class B	(22,011)	(6,713)	(644)	(692)	—	—
Class C	(83,104)	(20,543)	(1,955)	(1,064)	(151)	—
Other Classes	(155,146)	(23,855)	(6,680)	(1,992)	(82)	(1)
Total Dividends and Distributions to Shareholders	(646,366)	(192,331)	(33,175)	(10,052)	(709)	(228)

Fund Share Transactions:
Net proceeds from the sale of common stock	3,344,329	6,168,691	1,147,185	468,142	7,629	16,032
Issued in reinvestment of distributions	539,146	156,893	26,777	6,994	560	201
Cost of shares redeemed	(2,772,845)	(1,000,291)	(497,278)	(61,588)	(9,588)	(509)
Net increase (decrease) from Fund share transactions	1,110,630	5,325,293	676,684	413,548	(1,399)	15,724
Fund Redemption Fees	61	69	26	12	—	—
Total Increase (Decrease) in Net Assets	(801,726)	6,219,067	456,781	458,221	(5,054)	16,708

Net Assets:
Beginning of year	8,670,921	2,451,854	583,748	125,527	16,708	—
End of year*	$7,869,195	$8,670,921	$1,040,529	$583,748	$11,654	$16,708
*Including undistributed (dividends in excess of) net investment income:	$6,760	$5,475	$266	$136	$7	$7

68	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC Opportunity Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$58,340	$101,478	$12	$23	$(4,028)	$(4,141)	$(2,242)	$(3,568)
576,742	299,258	5,551	8,551	52,324	65,537	(12,381)	41,448
(8,211)	—	—	—	—	—	—	—
—	—	—	4	—	32	—	—
(13,163)	18,309	—	—	—	—	—	—
(960,659)	421,119	(14,031)	4,409	(56,738)	53,829	(37,080)	16,976
(346,951)	840,164	(8,468)	12,987	(8,442)	115,257	(51,703)	54,856

(29,645)	(31,762)	—	—	—	—	—	—
(2,343)	(3,096)	—	—	—	—	—	—
(5,131)	(6,282)	—	—	—	—	—	—
(37,467)	(30,362)	—	—	—	—	—	—

(153,984)	(136,502)	(1,642)	(1,810)	—	—	(7,509)	(1,162)
(23,086)	(22,152)	(882)	(1,015)	—	—	(2,077)	(441)
(48,532)	(44,559)	(1,153)	(1,292)	—	—	(18,732)	(3,414)
(164,185)	(115,945)	(241)	(252)	—	—	(3,992)	(906)
(464,373)	(390,660)	(3,918)	(4,369)	—	—	(32,310)	(5,923)

1,350,403	1,004,129	8,006	17,286	254,101	54,441	132,147	35,701
393,460	325,748	3,367	3,727	—	—	27,032	4,958
(1,423,306)	(1,011,604)	(23,913)	(26,191)	(262,584)	(122,299)	(89,194)	(84,252)
320,557	318,273	(12,540)	(5,178)	(8,483)	(67,858)	69,985	(43,593)
21	18	1	1	1	2	1	1
(490,746)	767,795	(24,925)	3,441	(16,924)	47,401	(14,027)	5,341

4,790,936	4,023,141	70,966	67,525	577,052	529,651	260,968	255,627
$4,300,190	$4,790,936	$46,041	$70,966	$560,128	$577,052	$246,941	$260,968
$47,757	$57,350	$27	$1	$131	$(58)	$(1)	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	69

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	Period from November 1, 2007 to June 30, 2008	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$9	$(6,901)	$(7,065)	$16,419	$14,776
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(27)	85,543	86,424	(153,910)	299,841
Net change in unrealized appreciation/depreciation on investments with options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	(208)	(74,578)	69,524	(361,858)	75,879
Net increase (decrease) resulting from investment operations	(226)	4,064	148,883	(499,349)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	(6,270)	(7,626)
Class B	—	—	—	(1,296)	(1,930)
Class C	—	—	—	(1,731)	(2,345)
Other Classes	—	—	—	(4,270)	(5,600)
Net realized capital gains
Class A	—	(16,815)	—	(84,089)	(43,344)
Class B	—	(4,115)	—	(52,552)	(27,799)
Class C	—	(45,695)	—	(66,416)	(34,401)
Other Classes	—	(1,165)	—	(52,424)	(29,379)
Total Dividends and Distributions to Shareholders	—	(67,790)	—	(269,048)	(152,424)

Fund Share Transactions:
Net proceeds from the sale of common stock	3,697	121,129	35,728	140,789	255,466
Issued in reinvestment of distributions	—	53,574	—	232,772	128,902
Cost of shares redeemed	(46)	(186,120)	(177,474)	(695,828)	(591,369)
Net increase (decrease) from Fund share transactions	3,651	(11,417)	(141,746)	(322,267)	(207,001)
Fund Redemption Fees	—	2	14	9	9
Total Increase (Decrease) in Net Assets	3,425	(75,141)	7,151	(1,090,655)	31,080

Net Assets:
Beginning of year	—	669,479	662,328	1,866,280	1,835,200
End of year*	$3,425	$594,338	$669,479	$775,625	$1,866,280
*Including undistributed (dividends in excess of) net investment income:	$9	$198	$—	$10,918	$8,068

70	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$2,210	$1,932	$(39)	$(170)	$(28)	$(2)
23,693	35,167	5,277	6,677	(53)	371
(59,031)	45,749	(10,291)	10,171	(76)	297
(33,128)	82,848	(5,053)	16,678	(157)	666

(111)	(153)	—	—	—	—
—	(2)	—	—	—	—
—	(1)	—	—	—	—
(2,597)	(1,144)	—	—	—	—

(3,971)	(2,979)	(37)	(737)	(48)	—
(871)	(572)	(25)	(448)	—	—
(842)	(577)	(28)	(643)	(16)	—
(37,144)	(23,169)	(716)	(13,587)	(105)	—
(45,536)	(28,597)	(806)	(15,415)	(169)	—

183,174	104,811	8,035	9,108	2,566	392
43,349	26,942	774	14,780	165	—
(211,438)	(201,065)	(14,565)	(52,920)	(477)	(42)
15,085	(69,312)	(5,756)	(29,032)	2,254	350
8	9	—	—	—	—
(63,571)	(15,052)	(11,615)	(27,769)	1,928	1,016

534,365	549,417	85,915	113,684	4,166	3,150
$470,794	$534,365	$74,300	$85,915	$6,094	$4,166
$1,302	$1,800	$3	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	71

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Allianz Global Investors Multi-Style Fund
Class A
6/30/2008	$12.57	$0.33	$(0.96)	$(0.63)	$(0.86)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)
6/30/2004	9.28	0.24	1.29	1.53	(0.21)
Class B
6/30/2008	$12.57	$0.24	$(0.96)	$(0.72)	$(0.69)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)
6/30/2004	9.25	0.17	1.29	1.46	(0.16)
Class C
6/30/2008	$12.55	$0.24	$(0.95)	$(0.71)	$(0.70)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)
6/30/2004	9.25	0.16	1.26	1.42	(0.12)
CCM Capital Appreciation Fund
Class A
6/30/2008	$21.00	$0.02	$(0.92)	$(0.90)	$(0.06)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)
6/30/2006	17.93	0.04	1.74	1.78	— (b)
6/30/2005	16.28	0.08	1.64	1.72	(0.07)
6/30/2004	14.03	(0.01)	2.26	2.25	—
Class B
6/30/2008	$19.33	$(0.12)	$(0.83)	$(0.95)	$— (b)
6/30/2007	18.35	(0.10)	2.45	2.35	— (b)
6/30/2006	16.82	(0.10)	1.63	1.53	— (b)
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)
6/30/2004	13.31	(0.12)	2.15	2.03	—
Class C
6/30/2008	$19.37	$(0.12)	$(0.82)	$(0.94)	$— (b)
6/30/2007	18.39	(0.10)	2.45	2.35	— (b)
6/30/2006	16.85	(0.10)	1.64	1.54	— (b)
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)
6/30/2004	13.34	(0.12)	2.15	2.03	—
CCM Focused Growth Fund
Class A
6/30/2008	$10.47	$(0.01)	$(0.78)	$(0.79)	$(0.01)
7/05/2006 - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)
Class C
6/30/2008	$10.42	$(0.09)	$(0.78)	$(0.87)	$— (b)
7/05/2006 - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.

72	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.32)	$(0.14)	$(1.32)	$—	(b)	$10.62	(5.45)%	$63,265	0.65	%(c)	2.74%	17%
(0.15)	—	(0.92)	—	(b)	12.57	14.82	70,370	0.72	(c)	1.98	17
(0.13)	—	(0.29)	—	(b)	11.78	9.03	65,643	0.65	(c)	1.65	6
—	—	(0.24)	—		11.08	6.84	48,049	0.65	(c)	2.04	25
—	—	(0.21)	—		10.60	16.21	35,618	0.65	(c)	2.34	23

$(0.32)	$(0.14)	$(1.15)	$—	(b)	$10.70	(6.07)%	$60,519	1.40	%(c)	2.03%	17%
(0.15)	—	(0.76)	—	(b)	12.57	13.98	82,725	1.47	(c)	1.19	17
(0.13)	—	(0.20)	—	(b)	11.72	8.20	80,506	1.40	(c)	0.86	6
—	—	(0.16)	—		11.01	5.91	71,858	1.40	(c)	1.30	25
—	—	(0.16)	—		10.55	15.39	62,692	1.40	(c)	1.64	23

$(0.32)	$(0.14)	$(1.16)	$—	(b)	$10.68	(6.10)%	$138,659	1.40	%(c)	1.99%	17%
(0.15)	—	(0.78)	—	(b)	12.55	14.06	168,495	1.47	(c)	1.23	17
(0.13)	—	(0.20)	—	(b)	11.72	8.21	140,987	1.40	(c)	0.87	6
—	—	(0.16)	—		11.01	5.92	120,586	1.40	(c)	1.31	25
—	—	(0.12)	—		10.55	15.35	100,419	1.40	(c)	1.61	23

$(1.90)	$—	$(1.96)	$—	(b)	$18.14	(5.43)%	$399,869	1.09%		0.08%	134%
(1.37)	—	(1.39)	—	(b)	21.00	14.18	448,379	1.08		0.21	150
—	—	—	—	(b)	19.71	9.95	361,002	1.12		0.19	161
—	—	(0.07)	—		17.93	10.58	271,755	1.11		0.48	137
—	—	—	—		16.28	16.04	174,260	1.11		(0.05)	148

$(1.90)	$—	$(1.90)	$—	(b)	$16.48	(6.17)%	$41,429	1.84%		(0.66)%	134%
(1.37)	—	(1.37)	—	(b)	19.33	13.36	60,862	1.83		(0.52)	150
—	—	—	—	(b)	18.35	9.10	75,309	1.87		(0.56)	161
—	—	(0.01)	—		16.82	9.74	67,785	1.86		(0.24)	137
—	—	—	—		15.34	15.25	70,884	1.86		(0.80)	148

$(1.90)	$—	$(1.90)	$—	(b)	$16.53	(6.16)%	$113,744	1.84%		(0.67)%	134%
(1.37)	—	(1.37)	—	(b)	19.37	13.33	134,475	1.83		(0.53)	150
—	—	—	—	(b)	18.39	9.14	138,280	1.87		(0.56)	161
—	—	(0.02)	—		16.85	9.74	111,461	1.86		(0.24)	137
—	—	—	—		15.37	15.22	101,288	1.86		(0.80)	148

$— (b)	$—	$(0.01)	$—	(b)	$9.67	(7.55)%	$7,418	1.12%		(0.13)%	143%
(0.14)	—	(0.17)	—		10.47	14.60	1,704	1.11	*	(0.23)*	106

$— (b)	$—	$— (b)	$—	(b)	$9.55	(8.30)%	$2,706	1.86%		(0.89)%	143%
(0.14)	—	(0.15)	—		10.42	13.81	1,351	1.86	*	(0.91)*	106

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Mid-Cap Fund
Class A
6/30/2008	$28.34	$(0.07)	$0.36	$0.29	$—
6/30/2007	27.57	(0.01)	3.65	3.64	—
6/30/2006	24.47	(0.02)	3.12	3.10	—
6/30/2005	21.26	(0.02)	3.23	3.21	—
6/30/2004	17.28	(0.06)	4.04	3.98	—
Class B
6/30/2008	$25.97	$(0.25)	$0.35	$0.10	$—
6/30/2007	25.68	(0.19)	3.35	3.16	—
6/30/2006	22.96	(0.20)	2.92	2.72	—
6/30/2005	20.10	(0.17)	3.03	2.86	—
6/30/2004	16.46	(0.19)	3.83	3.64	—
Class C
6/30/2008	$25.99	$(0.25)	$0.34	$0.09	$—
6/30/2007	25.69	(0.20)	3.37	3.17	—
6/30/2006	22.97	(0.20)	2.92	2.72	—
6/30/2005	20.11	(0.17)	3.03	2.86	—
6/30/2004	16.47	(0.19)	3.83	3.64	—
NACM Growth Fund
Class A
6/30/2008	$15.20	$— (b)	$(0.78)	$(0.78)	$—
6/30/2007	12.89	0.02	2.63	2.65	—
6/30/2006	12.72	0.01	1.17	1.18	—
6/30/2005	11.94	0.01	1.06	1.07	—
6/30/2004	11.21	(0.07)	0.93	0.86	—
Class B
6/30/2008	$14.59	$(0.10)	$(0.75)	$(0.85)	$—
6/30/2007	12.47	(0.09)	2.55	2.46	—
6/30/2006	12.44	(0.09)	1.13	1.04	—
6/30/2005	11.76	(0.08)	1.05	0.97	—
6/30/2004	11.13	(0.15)	0.91	0.76	—
Class C
6/30/2008	$14.58	$(0.11)	$(0.73)	$(0.84)	$—
6/30/2007	12.47	(0.10)	2.55	2.45	—
6/30/2006	12.43	(0.08)	1.13	1.05	—
6/30/2005	11.76	(0.08)	1.04	0.96	—
6/30/2004	11.13	(0.15)	0.91	0.76	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

74	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.07)	$—	$(3.07)	$—	(b)	$25.56		0.31%	$307,962	1.09%		(0.28)%	149%
(2.87)	—	(2.87)	—	(b)	28.34		14.52	334,271	1.09		(0.05)	164
—	—	—	—	(b)	27.57	(f)	12.67 (f)	353,019	1.11		(0.06)	174
—	—	—	—		24.47		15.10	209,885	1.11		(0.08)	140
—	—	—	—		21.26		23.03	145,095	1.11		(0.29)	165

$(3.07)	$—	$(3.07)	$—	(b)	$23.00		(0.44)%	$47,947	1.84%		(1.02)%	149%
(2.87)	—	(2.87)	—	(b)	25.97		13.67	64,763	1.84		(0.79)	164
—	—	—	—	(b)	25.68	(g)	11.85 (g)	85,023	1.86		(0.81)	174
—	—	—	—		22.96		14.23	61,076	1.86		(0.84)	140
—	—	—	—		20.10		22.11	63,988	1.86		(1.04)	165

$(3.07)	$—	$(3.07)	$—	(b)	$23.01		(0.48)%	$86,421	1.84%		(1.02)%	149%
(2.87)	—	(2.87)	—	(b)	25.99		13.71	102,361	1.84		(0.80)	164
—	—	—	—	(b)	25.69	(h)	11.84 (h)	122,217	1.86		(0.80)	174
—	—	—	—		22.97		14.22	88,789	1.86		(0.83)	140
—	—	—	—		20.11		22.10	79,106	1.86		(1.04)	165

$(0.33)	$—	$(0.33)	$—	(b)	$14.09		(5.41)%	$9,115	1.17%		0.03%	105%
(0.34)	—	(0.34)	—	(b)	15.20		20.79	9,411	1.17		0.12	168
(1.01)	—	(1.01)	—	(b)	12.89		9.46	945	1.16	(d)	0.07	152
(0.29)	—	(0.29)	—		12.72		8.95	587	1.23	(c)	0.10	274
(0.13)	—	(0.13)	—		11.94		7.71	481	1.26		(0.55)	160

$(0.33)	$—	$(0.33)	$—	(b)	$13.41		(6.12)%	$7,634	1.92%		(0.71)%	105%
(0.34)	—	(0.34)	—	(b)	14.59		19.96	6,483	1.93		(0.65)	168
(1.01)	—	(1.01)	—	(b)	12.47		8.50	1,560	1.91	(e)	(0.68)	152
(0.29)	—	(0.29)	—		12.44		8.23	1,400	1.97	(c)	(0.64)	274
(0.13)	—	(0.13)	—		11.76		6.87	672	2.00		(1.30)	160

$(0.33)	$—	$(0.33)	$—	(b)	$13.41		(6.05)%	$6,161	1.92%		(0.73)%	105%
(0.34)	—	(0.34)	—	(b)	14.58		19.88	6,923	1.93		(0.69)	168
(1.01)	—	(1.01)	—	(b)	12.47		8.60	918	1.91	(e)	(0.65)	152
(0.29)	—	(0.29)	—		12.43		8.15	486	1.98	(c)	(0.66)	274
(0.13)	—	(0.13)	—		11.76		6.87	357	2.01		(1.30)	160

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Class A
6/30/2008	$15.54	$0.74	$(1.08)	$(0.34)	$(0.65)
2/28/2007 - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)
Class C
6/30/2008	$15.51	$0.63	$(1.09)	$(0.46)	$(0.55)
2/28/2007 - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)
NACM Mid-Cap Growth Fund
Class A
7/30/2007 - 06/30/2008	$12.55	$(0.03)	$(0.41)	$(0.44)	$—
Class C
7/30/2007 - 06/30/2008	$12.55	$(0.12)	$(0.40)	$(0.52)	$—
NFJ All-Cap Value Fund
Class A
6/30/2008	$20.03	$0.34	$(4.19)	$(3.85)	$(0.31)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)
6/30/2005	15.24	0.10	1.23	1.33	—
6/30/2004	12.36	0.02	3.32	3.34	(0.04)
Class B
6/30/2008	$19.45	$0.21	$(4.06)	$(3.85)	$(0.15)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)
6/30/2006	15.45	0.02	2.08	2.10	— (b)
6/30/2005	15.06	(0.01)	1.21	1.20	—
6/30/2004	12.30	(0.08)	3.29	3.21	(0.03)
Class C
6/30/2008	$19.45	$0.22	$(4.05)	$(3.83)	$(0.19)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)
6/30/2006	15.45	0.02	2.08	2.10	— (b)
6/30/2005	15.06	(0.01)	1.21	1.20	—
6/30/2004	12.29	(0.09)	3.29	3.20	(0.01)
NFJ Dividend Value Fund
Class A
6/30/2008	$18.33	$0.41	$(2.80)	$(2.39)	$(0.41)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)
6/30/2004	10.47	0.29	2.04	2.33	(0.23)
Class B
6/30/2008	$18.25	$0.28	$(2.79)	$(2.51)	$(0.22)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)
6/30/2004	10.41	0.19	2.04	2.23	(0.16)
Class C
6/30/2008	$18.21	$0.28	$(2.78)	$(2.50)	$(0.22)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)
6/30/2004	10.40	0.19	2.04	2.23	(0.16)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

76	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.68)	$—	$(1.33)	$—		$13.87	(2.46)%	$1,176	1.31%		4.97%	152%
(0.03)	—	(0.25)	—		15.54	5.19	246	1.33	*	5.40	127

$(0.68)	$—	$(1.23)	$—		$13.82	(3.21)%	$808	2.06%		4.25%	152%
(0.03)	—	(0.24)	—		15.51	4.94	195	2.06	*	5.27	127

$(0.24)	$—	$(0.24)	$—		$11.87	(3.62)%	$104	1.37	%*	(0.27)%*	215%

$(0.24)	$—	$(0.24)	$—		$11.79	(4.27)%	$10	2.10	%*	(1.08)%*	215%

$(4.52)	$—	$(4.83)	$—	(b)	$11.35	(22.71)%	$9,301	1.31%		2.31%	47%
(0.40)	—	(0.56)	—	(b)	20.03	18.76	8,636	1.33		1.36	122
(0.65)	—	(0.68)	—	(b)	17.36	14.70	4,452	1.32	(e)	0.90	55
(0.83)	—	(0.83)	0.02		15.76	8.77	2,696	1.38	(d)	0.61	150
(0.42)	—	(0.46)	—		15.24	27.33	1,545	1.40		0.17	145

$(4.52)	$—	$(4.67)	$—	(b)	$10.93	(23.35)%	$3,483	2.06%		1.45%	47%
(0.40)	—	(0.45)	—	(b)	19.45	17.89	6,174	2.08		0.60	122
(0.65)	—	(0.65)	—	(b)	16.90	13.78	4,515	2.07	(c)	0.15	55
(0.83)	—	(0.83)	0.02		15.45	7.99	2,657	2.12	(d)	(0.07)	150
(0.42)	—	(0.45)	—		15.06	26.39	1,237	2.15		(0.58)	145

$(4.52)	$—	$(4.71)	$—	(b)	$10.91	(23.27)%	$6,571	2.06%		1.51%	47%
(0.40)	—	(0.45)	—	(b)	19.45	17.86	8,359	2.08		0.61	122
(0.65)	—	(0.65)	—	(b)	16.90	13.78	5,727	2.07	(c)	0.14	55
(0.83)	—	(0.83)	0.02		15.45	7.99	5,155	2.12	(d)	(0.08)	150
(0.42)	—	(0.43)	—		15.06	26.36	2,107	2.15		(0.60)	145

$(0.91)	$—	$(1.32)	$—	(b)	$14.62	(13.79)%	$3,195,287	1.04%		2.48%	49%
(0.29)	—	(0.62)	—	(b)	18.33	23.78	3,480,442	1.05		2.25	29
(0.22)	—	(0.61)	—	(b)	15.35	16.73	1,002,333	1.10		2.50	26
(0.15)	—	(0.44)	—		13.71	13.54	268,945	1.17	(d)	2.28	30
(0.09)	—	(0.32)	—		12.48	22.46	88,569	1.20		2.40	36

$(0.91)	$—	$(1.13)	$—	(b)	$14.61	(14.46)%	$308,543	1.79%		1.68%	49%
(0.29)	—	(0.45)	—	(b)	18.25	22.80	485,664	1.80		1.50	29
(0.22)	—	(0.46)	—	(b)	15.25	15.94	279,643	1.85		1.77	26
(0.15)	—	(0.36)	—		13.58	12.57	122,934	1.92	(d)	1.53	30
(0.09)	—	(0.25)	—		12.39	21.57	51,301	1.95		1.64	36

$(0.91)	$—	$(1.13)	$—	(b)	$14.58	(14.42)%	$1,214,757	1.79%		1.69%	49%
(0.29)	—	(0.46)	—	(b)	18.21	22.81	1,747,103	1.80		1.50	29
(0.22)	—	(0.47)	—	(b)	15.23	15.84	712,851	1.85		1.77	26
(0.15)	—	(0.36)	—		13.58	12.70	270,801	1.92	(d)	1.53	30
(0.09)	—	(0.25)	—		12.38	21.57	88,221	1.95		1.64	36
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Large-Cap Value Fund
Class A
6/30/2008	$20.69	$0.35	$(3.73)	$(3.38)	$(0.33)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)
6/30/2004	12.22	0.17	2.37	2.54	(0.18)
Class B
6/30/2008	$20.56	$0.21	$(3.72)	$(3.51)	$(0.14)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)
6/30/2004	12.16	0.07	2.36	2.43	(0.10)
Class C
6/30/2008	$20.56	$0.21	$(3.71)	$(3.50)	$(0.15)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)
6/30/2004	12.16	0.08	2.35	2.43	(0.10)
NFJ Mid-Cap Value Fund
Class A
6/30/2008	$17.49	$0.28	$(3.36)	$(3.08)	$(0.29)
8/22/2006 - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)
Class C
6/30/2008	$17.42	$0.18	$(3.36)	$(3.18)	$(0.18)
8/22/2006 - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)
NFJ Small-Cap Value Fund
Class A
6/30/2008	$34.77	$0.42	$(2.75)	$(2.33)	$(0.53)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)
6/30/2004	21.59	0.49	5.72	6.21	(0.27)
Class B
6/30/2008	$33.52	$0.18	$(2.65)	$(2.47)	$(0.28)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)
6/30/2004	21.17	0.29	5.61	5.90	(0.19)
Class C
6/30/2008	$33.56	$0.18	$(2.65)	$(2.47)	$(0.29)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)
6/30/2004	21.21	0.29	5.61	5.90	(0.19)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Less than $0.01 per share.

78	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.29)	$—	$(0.62)	$—	(d)	$16.69	(16.65)%	$363,486	1.10%		1.88%	39%
(0.41)	—	(0.68)	—	(d)	20.69	21.09	211,263	1.12		1.63	26
(0.37)	—	(0.66)	—	(d)	17.69	15.23	36,954	1.12		1.85	32
(0.59)	—	(0.79)	0.01		15.97	15.24	17,189	1.16	(b)	1.49	35
—	—	(0.18)	—		14.58	20.92	3,723	1.20		1.25	99

$(0.29)	$—	$(0.43)	$—	(d)	$16.62	(17.31)%	$34,073	1.85%		1.09%	39%
(0.41)	—	(0.52)	—	(d)	20.56	20.16	42,013	1.87		0.84	26
(0.37)	—	(0.51)	—	(d)	17.56	14.41	22,939	1.87		1.12	32
(0.59)	—	(0.71)	0.01		15.83	14.37	13,298	1.89	(b)	0.74	35
—	—	(0.10)	—		14.49	20.07	2,088	1.95		0.52	99

$(0.29)	$—	$(0.44)	$—	(d)	$16.62	(17.26)%	$126,016	1.85%		1.12%	39%
(0.41)	—	(0.53)	—	(d)	20.56	20.17	95,578	1.87		0.86	26
(0.37)	—	(0.50)	—	(d)	17.58	14.45	32,171	1.87		1.10	32
(0.59)	—	(0.70)	0.01		15.83	14.33	16,576	1.91	(b)	0.73	35
—	—	(0.10)	—		14.49	20.05	3,612	1.95		0.56	99

$(0.63)	$—	$(0.92)	$—	(d)	$13.49	(18.09)%	$5,980	1.28%		1.85%	70%
(0.01)	—	(0.35)	—		17.49	19.08	8,588	1.25	*	3.53 *	33

$(0.63)	$—	$(0.81)	$—	(d)	$13.43	(18.74)%	$3,816	2.03%		1.21%	70%
(0.01)	—	(0.30)	—		17.42	18.29	3,028	2.00	*	2.31 *	33

$(2.99)	$—	$(3.52)	$—	(d)	$28.92	(7.01)%	$1,690,712	1.22%		1.35%	33%
(2.52)	—	(3.07)	—	(d)	34.77	21.25	1,961,925	1.22		2.38	27
(2.47)	—	(2.99)	—	(d)	31.47	14.50	1,745,770	1.25		1.97	32
(1.60)	—	(1.99)	—		30.26	18.55	1,566,529	1.26	(c)	1.83	20
(0.23)	—	(0.50)	—		27.30	29.04	1,177,495	1.26		1.98	30

$(2.99)	$—	$(3.27)	$—	(d)	$27.78	(7.71)%	$199,797	1.97%		0.59%	33%
(2.52)	—	(2.85)	—	(d)	33.52	20.37	288,895	1.97		1.62	27
(2.47)	—	(2.75)	—	(d)	30.46	13.64	294,769	2.00		1.20	32
(1.60)	—	(1.90)	—		29.36	17.66	321,909	2.01	(c)	1.05	20
(0.23)	—	(0.42)	—		26.65	28.11	328,265	2.01		1.19	30

$(2.99)	$—	$(3.28)	$—	(d)	$27.81	(7.66)%	$475,710	1.97%		0.60%	33%
(2.52)	—	(2.85)	—	(d)	33.56	20.32	592,171	1.97		1.62	27
(2.47)	—	(2.77)	—	(d)	30.49	13.68	579,280	2.00		1.21	32
(1.60)	—	(1.90)	—		29.40	17.64	589,448	2.01	(c)	1.06	20
(0.23)	—	(0.42)	—		26.69	28.08	563,018	2.01		1.20	30

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Equity Premium Strategy Fund
Class A
6/30/2008	$9.47	$0.03	$(1.26)	$(1.23)	$—
6/30/2007	8.29	0.04	1.72	1.76	—
6/30/2006	7.91	0.03	0.65	0.68	— (b)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)
6/30/2004	6.51	0.08	1.09	1.17	(0.10)
Class B
6/30/2008	$9.18	$(0.03)	$(1.22)	$(1.25)	$—
6/30/2007	8.10	(0.03)	1.69	1.66	—
6/30/2006	7.79	(0.03)	0.64	0.61	— (b)
6/30/2005	7.47	0.01	0.35	0.36	(0.04)
6/30/2004	6.42	0.03	1.07	1.10	(0.05)
Class C
6/30/2008	$9.17	$(0.03)	$(1.22)	$(1.25)	$—
6/30/2007	8.09	(0.03)	1.69	1.66	—
6/30/2006	7.79	(0.03)	0.63	0.60	— (b)
6/30/2005	7.46	0.01	0.36	0.37	(0.04)
6/30/2004	6.42	0.03	1.06	1.09	(0.05)
OCC Growth Fund
Class A
6/30/2008	$28.22	$(0.04)	$(0.21)	$(0.25)	$—
6/30/2007	22.63	(0.04)	5.63	5.59	—
6/30/2006	20.55	(0.04)	2.12	2.08	— (b)
6/30/2005	19.94	0.04	0.57	0.61	—
6/30/2004	16.70	(0.06)	3.30	3.24	—
Class B
6/30/2008	$23.58	$(0.22)	$(0.16)	$(0.38)	$—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	— (b)
6/30/2005	17.04	(0.09)	0.48	0.39	—
6/30/2004	14.38	(0.17)	2.83	2.66	—
Class C
6/30/2008	$23.58	$(0.22)	$(0.16)	$(0.38)	$—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—
6/30/2005	17.04	(0.09)	0.48	0.39	—
6/30/2004	14.38	(0.17)	2.83	2.66	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.50%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.72%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.86%.

80	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.59)	$—	$(0.59)	$—	(b)	$7.65		(13.49)%		$20,536	1.28%	0.40%	120%
(0.58)	—	(0.58)	—		9.47	(k)	21.84	(k)	29,137	1.28	0.40	135
(0.30)	—	(0.30)	—	(b)	8.29		8.52		26,588	1.31	0.40	149
—	—	(0.09)	—		7.91		5.55	(d)	24,160	1.34 (c)	0.92	24
—	—	(0.10)	—		7.58		17.96		25,300	1.36	1.14	83

$(0.59)	$—	$(0.59)	$—	(b)	$7.34		(14.15)%		$9,597	2.03%	(0.37)%	120%
(0.58)	—	(0.58)	—		9.18	(k)	20.95	(k)	15,734	2.03	(0.35)	135
(0.30)	—	(0.30)	—	(b)	8.10		7.84		15,882	2.05	(0.37)	149
—	—	(0.04)	—		7.79		4.77	(e)	19,530	2.09 (c)	0.17	24
—	—	(0.05)	—		7.47		17.12		23,837	2.11	0.38	83

$(0.59)	$—	$(0.59)	$—	(b)	$7.33		(14.17)%		$12,991	2.03%	(0.37)%	120%
(0.58)	—	(0.58)	—		9.17	(k)	20.98	(k)	22,093	2.03	(0.33)	135
(0.30)	—	(0.30)	—	(b)	8.09		7.71		18,582	2.05	(0.37)	149
—	—	(0.04)	—		7.79		4.91	(f)	23,390	2.09 (c)	0.17	24
—	—	(0.05)	—		7.46		16.93		28,626	2.11	0.38	83

$—	$—	$—	$—	(b)	$27.97		(0.89)%		$229,549	1.16%	(0.13)%	116%
—	—	—	—	(b)	28.22	(k)	24.70	(k)	107,105	1.16	(0.15)	79
—	—	—	—	(b)	22.63		10.12		82,137	1.17	(0.18)	115
—	—	—	—		20.55	(h)	3.06	(h)	85,553	1.16	0.19	39
—	—	—	—		19.94	(g)	19.40	(g)	101,505	1.16	(0.31)	71

$—	$—	$—	$—	(b)	$23.20		(1.61)%		$24,803	1.91%	(0.92)%	116%
—	—	—	—	(b)	23.58	(k)	23.78	(k)	25,740	1.91	(0.91)	79
—	—	—	—	(b)	19.05		9.29		28,831	1.92	(0.93)	115
—	—	—	—		17.43	(j)	2.29	(j)	41,545	1.91	(0.56)	39
—	—	—	—		17.04	(i)	18.50	(i)	57,743	1.91	(1.05)	71

$—	$—	$—	$—	(b)	$23.20		(1.61)%		$277,937	1.91%	(0.93)%	116%
—	—	—	—	(b)	23.58	(k)	23.78	(k)	425,999	1.91	(0.91)	79
—	—	—	—	(b)	19.05		9.29		411,731	1.92	(0.93)	115
—	—	—	—		17.43	(j)	2.29	(j)	480,947	1.91	(0.56)	39
—	—	—	—		17.04	(i)	18.50	(i)	611,348	1.91	(1.06)	71
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	81

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Opportunity Fund
Class A
6/30/2008	$31.20	$(0.15)	$(4.99)	$(5.14)	$—
6/30/2007	25.47	(0.28)	6.55	6.27	—
6/30/2006	22.19	(0.25)	3.53	3.28	—
6/30/2005	20.99	(0.22)	1.42	1.20	—
6/30/2004	15.49	(0.19)	5.69	5.50	—
Class B
6/30/2008	$24.42	$(0.27)	$(3.79)	$(4.06)	$—
6/30/2007	20.19	(0.38)	5.15	4.77	—
6/30/2006	17.72	(0.35)	2.82	2.47	—
6/30/2005	16.89	(0.30)	1.13	0.83	—
6/30/2004	12.56	(0.28)	4.61	4.33	—
Class C
6/30/2008	$24.42	$(0.27)	$(3.80)	$(4.07)	$—
6/30/2007	20.18	(0.38)	5.16	4.78	—
6/30/2006	17.72	(0.35)	2.81	2.46	—
6/30/2005	16.89	(0.30)	1.13	0.83	—
6/30/2004	12.56	(0.27)	4.60	4.33	—
OCC Small-Cap Value Fund
Class A
11/1/2007 - 6/30/2008	$15.00	$0.05	$(2.42)	$(2.37)	$—
Class C
11/1/2007 - 6/30/2008	$15.00	$0.01	$(2.44)	$(2.43)	$—
OCC Target Fund
Class A
6/30/2008	$24.98	$(0.14)	$0.55	$0.41	$—
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.17	(0.12)	0.79	0.67	—
6/30/2004	13.34	(0.12)	3.95	3.83	—
Class B
6/30/2008	$21.44	$(0.28)	$0.50	$0.22	$—
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.55	(0.25)	1.74	1.49	—
6/30/2005	15.07	(0.21)	0.69	0.48	—
6/30/2004	11.80	(0.21)	3.48	3.27	—
Class C
6/30/2008	$21.44	$(0.27)	$0.49	$0.22	$—
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.54	(0.25)	1.75	1.50	—
6/30/2005	15.07	(0.21)	0.68	0.47	—
6/30/2004	11.79	(0.21)	3.49	3.28	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(c)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(e)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.49%.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(g)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.
(j)	Repayments by the Adviser increased the total return by 0.03%.

82	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.25)	$—	$(3.25)	$—	(n)	$22.81		(18.02)%		$74,282	1.31%	(0.57)%	199%
(0.54)	—	(0.54)	—	(n)	31.20		24.85		69,160	1.32	(1.00)	148
—	—	—	—	(n)	25.47	(o)	14.78	(o)	55,768	1.32	(1.02)	171
—	—	—	—		22.19		5.72	(d)	52,118	1.31	(1.04)	139
—	—	—	—		20.99		35.51	(e)	60,781	1.31	(1.00)	184

$(3.25)	$—	$(3.25)	$—	(n)	$17.11		(18.65)%		$8,960	2.06%	(1.32)%	199%
(0.54)	—	(0.54)	—	(n)	24.42		23.91		17,107	2.07	(1.76)	148
—	—	—	—	(n)	20.19	(p)	13.94	(p)	19,062	2.07	(1.77)	171
—	—	—	—		17.72		4.91	(f)	18,253	2.06	(1.79)	139
—	—	—	—		16.89		34.47	(g)	23,073	2.07	(1.77)	184

$(3.25)	$—	$(3.25)	$—	(n)	$17.10		(18.64)%		$83,843	2.06%	(1.32)%	199%
(0.54)	—	(0.54)	—	(n)	24.42		23.97		147,960	2.07	(1.75)	148
—	—	—	—	(n)	20.18	(q)	13.88	(q)	139,516	2.07	(1.77)	171
—	—	—	—		17.72		4.91	(f)	145,669	2.06	(1.79)	139
—	—	—	—		16.89		34.47	(g)	173,643	2.06	(1.74)	184

$—	$—	$—	$—		$12.63		(15.80)%		$79	1.30%*	0.60%*	30%

$—	$—	$—	$—		$12.57		(16.20)%		$48	2.03%*	0.10%*	30%

$(2.38)	$—	$(2.38)	$—	(n)	$23.01		1.27%		$182,525	1.21%	(0.57)%	122%
—	—	—	—	(n)	24.98		26.74		175,023	1.21	(0.55)	114
—	—	—	—	(n)	19.71	(b)	10.48	(b)	169,007	1.22	(0.75)	134
—	—	—	—		17.84		3.90	(h)	186,300	1.21	(0.70)	103
—	—	—	—		17.17		28.71	(i)	209,123	1.21	(0.77)	96

$(2.38)	$—	$(2.38)	$—	(n)	$19.28		0.55%		$25,133	1.96%	(1.36)%	122%
—	—	—	—	(n)	21.44		25.82		50,506	1.96	(1.31)	114
—	—	—	—	(n)	17.04	(c)	9.58	(c)	62,324	1.97	(1.50)	134
—	—	—	—		15.55		3.19	(j)	80,594	1.96	(1.45)	103
—	—	—	—		15.07		27.71	(k)	106,709	1.96	(1.52)	96

$(2.38)	$—	$(2.38)	$—	(n)	$19.28		0.50%		$373,169	1.96%	(1.33)%	122%
—	—	—	—	(n)	21.44		25.82		432,836	1.96	(1.30)	114
—	—	—	—	(n)	17.04	(r)	9.65	(r)	422,314	1.97	(1.50)	134
—	—	—	—		15.54		3.12	(l)	489,743	1.96	(1.45)	103
—	—	—	—		15.07		27.82	(m)	600,439	1.96	(1.52)	96
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(l)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(m)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.
(n)	Less than $0.01 per share.
(o)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.
(p)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.
(q)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.
(r)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	83

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Value Fund
Class A
6/30/2008	$18.31	$0.22	$(5.55)	$(5.33)	$(0.18)
6/30/2007	16.09	0.19	3.47	3.66	(0.20)
6/30/2006	17.25	0.17	1.19	1.36	(0.17)
6/30/2005	17.16	0.14	0.48	0.62	(0.07)
6/30/2004	12.71	0.10	4.41	4.51	(0.06)
Class B
6/30/2008	$17.54	$0.11	$(5.28)	$(5.17)	$(0.06)
6/30/2007	15.47	0.06	3.33	3.39	(0.08)
6/30/2006	16.70	0.05	1.13	1.18	(0.06)
6/30/2005	16.69	0.01	0.48	0.49	(0.02)
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)
Class C
6/30/2008	$17.58	$0.11	$(5.30)	$(5.19)	$(0.06)
6/30/2007	15.50	0.06	3.34	3.40	(0.08)
6/30/2006	16.70	0.05	1.14	1.19	(0.04)
6/30/2005	16.70	0.01	0.47	0.48	(0.02)
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)
RCM Large-Cap Growth Fund
Class A
6/30/2008	$15.04	$0.02	$(0.89)	$(0.87)	$(0.03)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)
6/30/2006	12.68	— (c)	0.99	0.99	— (c)
6/30/2005	12.13	0.02	0.54	0.56	(0.01)
6/30/2004	10.89	(0.02)	1.29	1.27	(0.03)
Class B
6/30/2008	$14.55	$(0.08)	$(0.86)	$(0.94)	$—
6/30/2007	13.30	(0.09)	2.08	1.99	—
6/30/2006	12.44	(0.10)	0.96	0.86	— (c)
6/30/2005	11.98	(0.07)	0.53	0.46	—
6/30/2004	10.80	(0.10)	1.28	1.18	—
Class C
6/30/2008	$14.57	$(0.08)	$(0.85)	$(0.93)	$—
6/30/2007	13.33	(0.09)	2.07	1.98	—
6/30/2006	12.46	(0.10)	0.97	0.87	— (c)
6/30/2005	12.00	(0.07)	0.53	0.46	—
6/30/2004	10.82	(0.11)	1.29	1.18	—
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.01 per share and the total return by 0.05%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.

84	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.83)	$—	$(3.01)	$—	(c)	$9.97		(33.44)%	$260,550	1.11%		1.51%	97%
(1.24)	—	(1.44)	—	(c)	18.31		23.19	628,659	1.10		1.09	95
(2.35)	—	(2.52)	—	(c)	16.09		8.11	612,706	1.11		1.03	63
(0.46)	—	(0.53)	—		17.25	(d)	3.60 (d)	930,699	1.11	(e)	0.80	101
—	—	(0.06)	—		17.16		35.58	867,400	1.11		0.61	67

$(2.83)	$—	$(2.89)	$—	(c)	$9.48		(33.86)%	$159,172	1.86%		0.76%	97%
(1.24)	—	(1.32)	—	(c)	17.54		22.27	377,067	1.85		0.34	95
(2.35)	—	(2.41)	—	(c)	15.47		7.23	383,135	1.86		0.30	63
(0.46)	—	(0.48)	—		16.70	(f)	2.87 (f)	506,068	1.86	(e)	0.05	101
—	—	(0.02)	—		16.69		34.55	475,577	1.86		(0.14)	67

$(2.83)	$—	$(2.89)	$—	(c)	$9.50		(33.89)%	$196,674	1.86%		0.76%	97%
(1.24)	—	(1.32)	—	(c)	17.58		22.28	468,853	1.85		0.34	95
(2.35)	—	(2.39)	—	(c)	15.50		7.31	484,061	1.86		0.28	63
(0.46)	—	(0.48)	—		16.70	(g)	2.82 (g)	728,865	1.86	(e)	0.05	101
—	—	(0.02)	—		16.70		34.53	699,047	1.86		(0.14)	67

$(1.20)	$—	$(1.23)	$—	(c)	$12.94		(6.81)%	$48,172	1.11%		0.16%	69%
(0.74)	—	(0.78)	—	(c)	15.04		16.06	51,136	1.11		0.11	54
—	—	—	—	(c)	13.67		7.82	56,247	1.12		0.01	74
—	—	(0.01)	—		12.68		4.65	43,387	1.18	(b)	0.17	118
—	—	(0.03)	—		12.13		11.66	37,102	1.21		(0.13)	82

$(1.20)	$—	$(1.20)	$—	(c)	$12.41		(7.52)%	$8,012	1.86%		(0.59)%	69%
(0.74)	—	(0.74)	—	(c)	14.55		15.30	10,770	1.86		(0.64)	54
—	—	—	—	(c)	13.30		6.92	11,034	1.87		(0.73)	74
—	—	—	—		12.44		3.84	8,357	1.93	(b)	(0.59)	118
—	—	—	—		11.98		10.94	8,381	1.96		(0.89)	82

$(1.20)	$—	$(1.20)	$—	(c)	$12.44		(7.44)%	$8,407	1.86%		(0.59)%	69%
(0.74)	—	(0.74)	—	(c)	14.57		15.19	10,862	1.86		(0.64)	54
—	—	—	—	(c)	13.33		6.99	10,312	1.87		(0.74)	74
—	—	—	—		12.46		3.83	7,857	1.93	(b)	(0.59)	118
—	—	—	—		12.00		10.93	7,821	1.96		(0.91)	82

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	85

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Mid-Cap Fund
Class A
6/30/2008	$2.87	$(0.01)	$(0.16)	$(0.17)	$—
6/30/2007	2.89	(0.01)	0.57	0.56	—
6/30/2006	2.58	(0.02)	0.33	0.31	—
6/30/2005	2.48	(0.01)	0.11	0.10	—
6/30/2004	2.04	(0.02)	0.46	0.44	—
Class B
6/30/2008	$2.78	$(0.03)	$(0.16)	$(0.19)	$—
6/30/2007	2.83	(0.03)	0.56	0.53	—
6/30/2006	2.55	(0.04)	0.32	0.28	—
6/30/2005	2.47	(0.03)	0.11	0.08	—
6/30/2004	2.04	(0.04)	0.47	0.43	—
Class C
6/30/2008	$2.77	$(0.03)	$(0.16)	$(0.19)	$—
6/30/2007	2.82	(0.03)	0.56	0.53	—
6/30/2006	2.54	(0.04)	0.32	0.28	—
6/30/2005	2.47	(0.03)	0.10	0.07	—
6/30/2004	2.04	(0.04)	0.47	0.43	—
RCM Strategic Growth Fund
Class A
6/30/2008	$16.18	$(0.12)	$0.10	$(0.02)	$—
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006 - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
Class C
6/30/2008	$16.02	$(0.24)	$0.10	$(0.14)	$—
6/30/2007	13.53	(0.16)	2.65	2.49	—
3/31/2006 - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

86	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$—	$(0.03)	$—	(c)	$2.67		(6.40)%	$3,146	1.13%		(0.35)%	107%
(0.58)	—	(0.58)	—	(c)	2.87		21.69	3,640	1.17		(0.49)	102
—	—	—	—	(c)	2.89	(d)	12.02 (d)	4,046	1.15		(0.52)	161
—	—	—	—		2.58		4.03	3,336	1.22	(b)	(0.59)	147
—	—	—	—		2.48		21.57	2,836	1.23		(0.78)	145

$(0.03)	$—	$(0.03)	$—	(c)	$2.56		(6.97)%	$1,913	1.89%		(1.11)%	107%
(0.58)	—	(0.58)	—	(c)	2.78		21.08	2,412	1.92		(1.24)	102
—	—	—	—	(c)	2.83	(e)	10.98 (e)	2,655	1.90		(1.26)	161
—	—	—	—		2.55		3.24	1,642	1.98	(b)	(1.35)	147
—	—	—	—		2.47		21.08	2,083	1.98		(1.51)	145

$(0.03)	$—	$(0.03)	$—	(c)	$2.55		(6.99)%	$2,264	1.89%		(1.11)%	107%
(0.58)	—	(0.58)	—	(c)	2.77		21.17	2,764	1.92		(1.25)	102
—	—	—	—	(c)	2.82	(f)	11.02 (f)	3,483	1.90		(1.26)	161
—	—	—	—		2.54		2.83	2,335	1.98	(b)	(1.35)	147
—	—	—	—		2.47		21.08	2,627	1.98		(1.53)	145

$(0.51)	$—	$(0.51)	$—		$15.65		(0.46)%	$2,273	1.80%		(0.72)%	107%
—	—	—	—		16.18		19.23	810	1.69		(0.37)	177
—	—	—	—		13.56		(9.53)	403	1.64	*	(0.44)*	113

$(0.51)	$—	$(0.51)	$—		$15.37		(1.28)%	$488	2.56%		(1.47)%	107%
—	—	—	—		16.02		18.39	68	2.42		(1.03)	177
—	—	—	—		13.53		(9.73)	9	2.48	*	(1.47)*	113

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	87

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B and C Classes (the “ Retail Classes”) of twenty one of the funds offered by the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

88	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, excluding Allianz Global Investors Multi-Style, NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed to shareholders monthly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$14,001; NFJ Dividend Value Fund—$1,641,701; NFJ Mid-Cap Value Fund—$5,205; NFJ Small-Cap Value Fund—$269,829; OCC Equity Premium Strategy Fund—$12,158; OCC Growth Fund—$21,876; OCC

Target Fund—$5,348; RCM Large-Cap Growth Fund—$7,589; and RCM Strategic Growth Fund—$214.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds, except the Allianz Global Investors Multi-Style Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

06.30.08	Allianz Funds Annual Report	89

Notes to Financial Statements  (Cont.)

June 30, 2008

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $1,816,556. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%	0.15%(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM Mid-Cap Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%	0.25%	0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%(4)	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%	0.25%	N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%(5)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%	0.25%	0.25%	0.40%	0.40%	N/A

90	Allianz Funds Annual Report	06.30.08

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
OCC Small-Cap Value Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
OCC Target Fund	0.55%	0.25%	0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%	0.25%	0.25%	0.40%	0.40%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Fund’s Administrative Fee below 0.10%.

(4)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(5)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

06.30.08	Allianz Funds Annual Report	91

Notes to Financial Statements  (Cont.)

June 30, 2008

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $3,140,325 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$52,889	$66,767
CCM Capital Appreciation Fund	2,083,296	2,122,245
CCM Focused Growth Fund	204,484	118,451
CCM Mid-Cap Fund	1,973,114	1,951,437
NACM Growth Fund	31,215	28,685
NACM Income & Growth Fund	35,582	32,795
NACM Mid-Cap Growth Fund	63,672	47,756
NFJ All-Cap Value Fund	18,234	18,316
NFJ Dividend Value Fund	4,773,855	4,076,308
NFJ Large-Cap Value Fund	1,049,719	354,521
NFJ Mid-Cap Value Fund	8,964	10,539
NFJ Small-Cap Value Fund	1,377,642	1,451,641
OCC Equity Premium Strategy Fund	69,669	80,594
OCC Growth Fund	658,706	659,295
OCC Opportunity Fund	528,829	493,256
OCC Small-Cap Value Fund	3,973	435
OCC Target Fund	767,349	855,113
OCC Value Fund	1,309,321	1,903,641
RCM Large-Cap Growth Fund	344,638	392,398
RCM Mid-Cap Fund	86,177	93,755
RCM Strategic Growth Fund	8,105	5,452

92	Allianz Funds Annual Report	06.30.08

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Target Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	990	$137	4,215	$436	—	$—
Sales	4,111	523	18,115	2,860	1,500	172
Closing Buys	(1,947)	(281)	(1,930)	(597)	(1,500)	(172)
Exercises	(60)	(4)	(3,055)	(186)	—	—
Expirations	(2,777)	(320)	(15,630)	(2,202)	—	—
Balance at 6/30/2008	317	$55	1,715	$311	—	$—

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	17,113	$2,974	190	$43
Sales	89,494	25,052	4,308	1,181
Closing Buys	(43,025)	(13,453)	(1,554)	(482)
Exercises	(4,951)	(973)	(104)	(31)
Expirations	(16,947)	(3,112)	(885)	(136)
Balance at 6/30/2008	41,684	$10,488	1,955	$575
6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust may also serve as officers and directors/ trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Funding LLC (“Axon”) and/or SIV Portfolio PLC (formerly Cheyne Finance LLC, “SIV Portfolio”), purchased with cash collateral for securities on loan under the Trust’s securities lending program. At June 30, 2008, the LOC provided sufficient financial support to enable each applicable Fund to effectively value its positions in Axon and SIV Portfolio (subject to the information in the next paragraph) at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds and such affiliate (neither the Trust nor the Funds) is responsible for any repayment obligations with respect to any amounts drawn under the LOC.

06.30.08	Allianz Funds Annual Report	93

Notes to Financial Statements  (Cont.)

June 30, 2008

On July 24, 2008 (subsequent to the period covered by this report), SIV Portfolio underwent a restructuring pursuant to which the Funds that held SIV Portfolio securities exchanged those positions for notes (“Gryphon Notes”) issued by Gryphon Funding Limited, a newly formed entity that received a pro rata portion of the portfolio assets of SIV Portfolio in the transaction. Those Funds also received back in the transaction SIV Portfolio positions (“SIV Portfolio Residual Notes”) to allow the Funds to receive distributions of remaining cash held by SIV Portfolio. The LOC described above provides the same amount of coverage for the Gryphon Notes and the SIV Portfolio Residual Notes, taken together, as it did for the SIV Portfolio positions initially held by the Funds such that, as of the date of issuance of this report, the Funds have not incurred any losses with respect to their initial investments in SIV Portfolio (Cheyne Finance) securities.

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
Allianz Global Investors Multi-Style Fund	$—	$—	$—	$—	$—
CCM Capital Appreciation Fund	—	—	—	—	17,997
CCM Focused Growth Fund	108	—	—	361	6,289
CCM Mid-Cap Fund	—	—	—	—	6,419
NACM Growth Fund	—	—	—	—	366
NACM Income & Growth Fund	1,058	—	—	—	255
NACM Mid-Cap Growth	29	96	—	1,518	930
NFJ All-Cap Value Fund	522	—	—	—	2,153
NFJ Dividend Value Fund	172,257	207,338	—	—	—
NFJ Large-Cap Value Fund	247	14	—	—	43,472
NFJ Mid-Cap Value Fund	313	—	—	—	238
NFJ Small-Cap Value Fund	24,189	400,258	—	—	50
OCC Equity Premium Strategy Fund	—	—	—	3,957	—
OCC Growth Fund	—	—	—	84,523	—
OCC Opportunity Fund	—	—	—	—	17,682
OCC Small-Cap Value	9	—	—	—	24
OCC Target Fund	26,728	16,391	—	—	—
OCC Value Fund	10,917	—	—	—	161,726
RCM Large-Cap Growth Fund	1,301	7,014	—	—	—
RCM Mid-Cap Fund	—	190	—	16,155	—
RCM Strategic Growth Fund	—	—	—	—	110

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	2009	2010	2011	2012	2013
Allianz Global Investors Multi-Style Fund	$—	$—	$—	$—	$—
CCM Capital Appreciation Fund	—	—	—	—	—
CCM Focused Growth Fund	—	—	361	—	—
CCM Mid-Cap Fund	—	—	—	—	—
NACM Growth Fund	—	—	—	—	—
NACM Income & Growth Fund	—	—	—	—	—
NACM Mid-Cap Growth	1,012	506
NFJ All-Cap Value Fund	—	—	—	—	—
NFJ Dividend Value Fund	—	—	—	—	—
NFJ Large-Cap Value Fund	—	—	—	—	—
NFJ Mid-Cap Value Fund	—	—	—	—	—
NFJ Small-Cap Value Fund	—	—	—	—	—
OCC Equity Premium Strategy Fund	—	—	3,957	—	—
OCC Growth Fund	807	807	82,908	—	—
OCC Opportunity Fund	—	—	—	—	—
OCC Target Fund	—	—	—	—	—
OCC Value Fund	—	—	—	—	—
RCM Large-Cap Growth Fund	—	—	—	—	—
RCM Mid-Cap Fund	5,385	5,385	5,385	—	—
RCM Strategic Growth Fund	—	—	—	—	—

94	Allianz Funds Annual Report	06.30.08

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
Allianz Global Investors Multi-Style Fund	273,661	12,177	(6,850)	5,327
CCM Capital Appreciation Fund	1,594,537	141,079	(63,031)	78,048
CCM Focused Growth Fund	131,107	5,723	(4,989)	734
CCM Mid-Cap Fund	1,426,531	168,235	(56,520)	111,715
NACM Growth Fund	24,817	1,586	(1,783)	(197)
NACM Income & Growth Fund	25,247	337	(2,935)	(2,598)
NACM Mid-Cap Growth	16,395	2,069	(1,235)	834
NFJ All-Cap Value Fund	45,763	2,224	(10,345)	(8,121)
NFJ Dividend Value Fund	9,614,279	396,784	(1,598,166)	(1,201,382)
NFJ Large-Cap Value Fund	1,226,736	55,123	(175,889)	(120,766)
NFJ Mid-Cap Value Fund	14,359	565	(3,312)	(2,747)
NFJ Small-Cap Value Fund	5,062,621	765,973	(497,503)	268,470
OCC Equity Premium Strategy Fund	60,853	1,544	(11,618)	(10,074)
OCC Growth Fund	570,450	77,587	(39,057)	38,530
OCC Opportunity Fund	313,763	25,736	(32,198)	(6,462)
OCC Small-Cap Value	5,561	84	(295)	(211)
OCC Target Fund	644,417	113,544	(42,760)	70,784
OCC Value Fund	1,145,034	53,929	(260,276)	(206,347)
RCM Large-Cap Growth Fund	447,333	52,792	(22,721)	30,071
RCM Mid-Cap Fund	83,016	7,236	(5,455)	1,781
RCM Strategic Growth Fund	6,539	618	(577)	41

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions	Return of Capital Distributions
Allianz Global Investors Multi-Style Fund	14,941	12,448	3,656
CCM Capital Appreciation Fund	48,829	96,762	—
CCM Focused Growth Fund	149	27	—
CCM Mid-Cap Fund	45,077	97,739	—
NACM Growth Fund	419	234	—
NACM Income & Growth Fund	2,002	—	—
NACM Mid-Cap Growth	1,386	1,452	—
NFJ All-Cap Value Fund	5,264	6,295	—
NFJ Dividend Value Fund	481,285	165,081	—
NFJ Large-Cap Value Fund	25,172	8,003	—
NFJ Mid-Cap Value Fund	709	—	—
NFJ Small-Cap Value Fund	98,212	366,161	—
OCC Equity Premium Strategy Fund	3,918	—	—
OCC Growth Fund	—	—	—
OCC Opportunity Fund	18,405	13,905	—
OCC Small-Cap Value	—	—	—
OCC Target Fund	17,157	50,633	—
OCC Value Fund	111,616	157,432	—
RCM Large-Cap Growth Fund	2,708	42,828	—
RCM Mid-Cap Fund	—	805	—
RCM Strategic Growth Fund	77	92	—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.08	Allianz Funds Annual Report	95

Notes to Financial Statements  (Cont.)

June 30, 2008

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Multi-Style Allocation Fund				CCM Capital Appreciation Fund				CCM Focused Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,580	$18,560	1,754	$21,659	6,700	$134,027	10,054	$199,612	760	$7,631	172	$1,769
Class B	788	9,475	1,162	14,324	411	7,819	281	5,122	—	—	—	—
Class C	1,868	22,319	3,159	38,911	1,047	19,244	1,008	18,521	277	2,850	143	1,455
Other Classes	736	8,624	1,190	14,413	19,247	386,688	10,542	212,336	9,504	98,420	4,925	48,392
Issued in reinvestment of dividends and distributions
Class A	514	5,902	332	4,115	1,105	22,976	786	15,304	— *	3	— *	2
Class B	454	5,251	298	3,678	227	4,295	211	3,783	—	—	—	—
Class C	1,034	11,903	657	8,113	558	10,576	452	8,135	— *	1	— *	2
Other Classes	147	1,663	55	682	3,865	81,686	3,034	59,955	10	110	12	111
Cost of shares redeemed
Class A	(1,736)	(20,328)	(2,061)	(25,633)	(7,110)	(144,028)	(7,808)	(154,751)	(156)	(1,590)	(9)	(99)
Class B	(2,170)	(25,628)	(1,749)	(21,451)	(1,273)	(23,154)	(1,447)	(26,501)	—	—	—	—
Class C	(3,346)	(39,788)	(2,421)	(29,690)	(1,665)	(29,931)	(2,037)	(37,469)	(123)	(1,192)	(13)	(140)
Other Classes	(456)	(5,394)	(259)	(3,205)	(18,465)	(378,850)	(11,233)	(227,257)	(1,674)	(16,874)	(484)	(4,852)
Net increase (decrease) resulting from Fund share transactions	(587)	$(7,441)	2,117	$25,916	4,647	$91,348	3,843	$76,790	8,598	$89,359	4,746	$ 46,640

	CCM Mid-Cap Fund				NACM Growth Fund				NACM Income & Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Period from 6/30/2008		Period from 2/28/2007† to 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,184	$84,995	3,722	$98,464	439	$6,770	679	$9,667	71	$1,050	16	$247
Class B	270	6,720	223	5,510	323	4,766	350	4,840	—	—	—	—
Class C	490	11,810	396	9,747	229	3,456	428	5,921	46	701	13	194
Other Classes	17,795	483,036	6,999	191,497	48	776	95	1,386	0	1	1,334	20,015
Issued in reinvestment of dividends and distributions
Class A	1,138	31,095	1,229	30,942	12	197	5	67	3	46	—	3
Class B	233	5,754	287	6,663	10	151	5	62	—	—	—	—
Class C	401	9,914	445	10,307	9	146	3	44	2	28	—	2
Other Classes	3,079	86,995	2,923	75,566	3	45	2	31	127	1,897	21	327
Cost of shares redeemed
Class A	(4,066)	(108,754)	(5,963)	(158,410)	(423)	(6,296)	(138)	(1,968)	(5)	(71)	—	—
Class B	(912)	(22,025)	(1,328)	(32,502)	(207)	(2,879)	(36)	(488)	—	—	—	—
Class C	(1,075)	(25,214)	(1,659)	(40,606)	(254)	(3,536)	(30)	(399)	(3)	(41)	—	—
Other Classes	(12,390)	(329,561)	(11,304)	(307,175)	(49)	(725)	(31)	(461)	0	(5)	—	—
Net increase (decrease) resulting from Fund share transactions	8,147	$234,765	(4,030)	$ (109,997)	140	$2,871	1,332	$18,702	241	$3,606	1,384	$ 20,788

96	Allianz Funds Annual Report	06.30.08

	NFJ All-Cap Value Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	916	$13,286	263	$5,077	88,892	$1,494,499	143,766	$2,444,186	19,974	$388,129	8,803	$173,666
Class B	97	1,445	119	2,168	941	15,741	10,984	182,640	701	13,563	1,029	19,671
Class C	315	4,705	175	3,279	7,714	128,034	54,315	907,177	4,546	87,632	3,192	62,559
Other Classes	424	6,285	657	12,183	102,158	1,706,055	152,181	2,634,688	34,476	657,861	10,863	212,246
Issued in reinvestment of dividends and distributions
Class A	169	2,288	7	143	13,614	226,973	3,743	64,903	518	9,787	144	2,814
Class B	87	1,128	6	115	1,189	19,862	455	7,783	39	738	36	699
Class C	155	2,021	7	137	4,150	69,172	1,394	23,894	107	2,016	52	993
Other Classes	344	4,747	75	1,447	13,311	223,139	3,441	60,313	755	14,236	127	2,488
Cost of shares redeemed
Class A	(696)	(9,282)	(96)	(1,854)	(73,835)	(1,215,092)	(22,880)	(396,374)	(8,920)	(165,451)	(826)	(16,013)
Class B	(182)	(2,564)	(75)	(1,384)	(7,631)	(124,954)	(3,165)	(53,893)	(734)	(13,724)	(327)	(6,269)
Class C	(298)	(4,060)	(91)	(1,695)	(24,486)	(396,591)	(6,584)	(112,494)	(1,718)	(31,618)	(425)	(8,207)
Other Classes	(568)	(8,467)	(1,694)	(32,817)	(61,780)	(1,036,208)	(24,944)	(437,530)	(15,682)	(286,485)	(1,571)	(31,099)
Net increase resulting from Fund share transactions	763	$11,532	(647)	$(13,201)	64,237	$1,110,630	312,706	$5,325,293	34,062	$676,684	21,097	$413,548

	NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund
	Year Ended 6/30/2008		Period from 8/22/06* to 6/30/07		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	278	$4,286	505	$8,337	15,525	$477,030	12,179	$395,827
Class B	—	—	—	—	258	7,628	227	7,069
Class C	194	3,047	179	2,997	2,575	75,938	996	31,089
Other Classes	18	296	290	4,698	24,645	789,807	17,179	570,144
Issued in reinvestment of dividends and distributions
Class A	18	273	6	95	5,143	155,347	4,365	139,211
Class B	—	—	—	—	710	20,572	661	20,322
Class C	10	147	1	17	1,280	37,124	1,116	34,354
Other Classes	9	140	5	89	5,846	180,417	4,066	131,861
Cost of shares redeemed
Class A	(344)	(5,272)	(20)	(342)	(18,627)	(583,232)	(15,583)	(506,638)
Class B	—	—	—	—	(2,394)	(71,191)	(1,947)	(61,175)
Class C	(94)	(1,425)	(6)	(91)	(4,393)	(129,736)	(3,463)	(108,865)
Other Classes	(180)	(2,891)	(4)	(76)	(20,268)	(639,147)	(10,141)	(334,926)
Net increase (decrease) resulting from Fund share transactions	(91)	$(1,399)	956	$15,724	10,300	$320,557	9,655	$318,273

*	Commencement of operations

06.30.08	Allianz Funds Annual Report	97

Notes to Financial Statements  (Cont.)

June 30, 2008

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC Opportunity Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	562	$4,846	1,048	$9,145	6,315	$170,990	1,008	$26,242	1,842	$43,442	782	$21,886
Class B	108	943	217	1,905	566	13,722	212	4,631	96	2,046	86	1,864
Class C	158	1,342	612	5,456	1,848	43,407	454	9,797	638	11,868	235	5,167
Other Classes	95	875	87	780	982	25,982	559	13,771	3,513	74,791	288	6,784
Issued in reinvestment of dividends and distributions
Class A	162	1,388	167	1,504	—	—	—	—	235	6,274	34	978
Class B	92	764	99	868	—	—	—	—	85	1,711	16	353
Class C	121	999	129	1,130	—	—	—	—	755	15,169	125	2,742
Other Classes	24	216	25	225	—	—	—	—	173	3,878	37	885
Cost of shares redeemed
Class A	(1,115)	(9,740)	(1,348)	(11,846)	(1,904)	(54,079)	(843)	(21,312)	(1,036)	(25,681)	(790)	(21,932)
Class B	(607)	(5,051)	(561)	(4,867)	(589)	(14,099)	(633)	(13,324)	(357)	(6,927)	(346)	(7,457)
Class C	(917)	(7,697)	(627)	(5,438)	(7,931)	(178,614)	(4,000)	(83,901)	(2,550)	(44,612)	(1,212)	(25,807)
Other Classes	(161)	(1,425)	(467)	(4,040)	(611)	(15,792)	(177)	(3,762)	(538)	(11,974)	(1,218)	(29,056)
Net (decrease) resulting from Fund share transactions	(1,478)	$(12,540)	(619)	$(5,178)	(1,324)	$(8,483)	(3,420)	$(67,858)	2,856	$69,985	(1,963)	$(43,593)

	OCC Target Fund				OCC Value Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	3,207	$72,473	1,139	$25,475	4,510	$61,182	5,312	$93,155	1,591	$22,978	1,714	$24,429
Class B	218	4,596	90	1,753	543	7,254	877	14,826	113	1,604	106	1,460
Class C	2,082	39,631	370	7,081	2,353	29,775	1,481	25,022	106	1,465	162	2,259
Other Classes	183	4,429	61	1,419	3,003	42,578	6,914	122,463	10,566	157,127	5,328	76,663
Issued in reinvestment of dividends and distributions
Class A	572	13,698	—	—	5,896	80,699	2,544	44,848	263	3,915	213	3,030
Class B	158	3,181	—	—	3,485	45,210	1,478	24,929	51	737	35	488
Class C	1,763	35,537	—	—	4,074	52,973	1,690	28,563	46	658	34	468
Other Classes	47	1,158	—	—	3,889	53,890	1,720	30,562	2,519	38,039	1,594	22,956
Cost of shares redeemed
Class A	(2,853)	(65,529)	(2,709)	(58,601)	(18,602)	(253,682)	(11,603)	(202,761)	(1,531)	(22,317)	(2,644)	(37,766)
Class B	(1,428)	(29,362)	(1,392)	(26,125)	(8,721)	(115,036)	(5,623)	(94,347)	(259)	(3,486)	(230)	(3,179)
Class C	(4,676)	(88,961)	(4,965)	(91,463)	(12,399)	(158,917)	(7,728)	(129,701)	(221)	(3,012)	(225)	(3,141)
Other Classes	(95)	(2,268)	(58)	(1,285)	(12,310)	(168,193)	(9,368)	(164,560)	(12,471)	(182,623)	(10,859)	(156,979)
Net increase (decrease) resulting from Fund share transactions	(822)	$(11,417)	(7,464)	$(141,746)	(24,279)	$(322,267)	(12,306)	$(207,001)	773	$15,085	(4,772)	$(69,312)

98	Allianz Funds Annual Report	06.30.08

	RCM Mid-Cap Fund				RCM Strategic Growth Fund					OCC Small-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007			Period from 11/1/2007† to 06/30/2008 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class A	282	$812	184	$504	112	$1,860	23		$322	9	$131
Class B	132	365	173	468	—	—	—		—	—	—
Class C	166	444	72	189	38	646	3		56	4	53
Other Classes	2,170	6,414	2,854	7,947	4	60	1		14	260	3,513
Issued in reinvestment of dividends and distributions
Class A	12	35	264	678	2	46	—		—	—	—
Class B	7	20	154	384	—	—	—		—	—	—
Class C	9	25	195	484	1	14	—		—	—	—
Other Classes	230	694	4,922	13,234	6	105	—		—	—	—
Cost of shares redeemed
Class A	(381)	(1,045)	(583)	(1,616)	(19)	(298)	(3)		(35)	(3)	(46)
Class B	(259)	(684)	(398)	(1,081)	—	—	—		0	—	—
Class C	(286)	(747)	(503)	(1,309)	(11)	(170)	—		0	—	—
Other Classes	(4,141)	(12,089)	(16,794)	(48,914)	(1)	(9)	—	*	(7)	—	—
Net increase (decrease) resulting from Fund share transactions	(2,059)	$(5,756)	(9,460)	$(29,032)	132	$2,254	24		$350	270	$3,651

	NACM Mid-Cap Growth Fund
	Year Ended 6/30/2008		Period from 4/1/2007 to 6/30/2007			Year Ended 3/31/2007
	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class A	10	$119	—		$—	—	$—
Class B	—	—	—		—	—	—
Class C	1	10	—		—	—	—
Other Classes	2,415	30,802	—		1	— *	3
Issued in reinvestment of dividends and distributions
Class A	— *	1	—		—	—	0
Class B	—	—	—		—	—	0
Class C	—	—	—		—	—	0
Other Classes	77	968	—		—	11	134
Cost of shares redeemed
Class A	(1)	(9)	—		—	—	—
Class B	—	—	—		—	—	—
Class C	—	—	—		—	—	—
Other Classes	(1,298)	(21,036)	—	*	(1)	(26)	(318)
Net increase (decrease) resulting from Fund share transactions	1,204	$10,855	—		$—	(15)	$(181)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

06.30.08	Allianz Funds Annual Report	99

Notes to Financial Statements  (Cont.)

June 30, 2008

10.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2008 (amounts in thousands):

Underlying Fund	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2008	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,659	$—	$—	$—	2,584	$14	$—
CCM Mid-Cap	2,437	—	—	—	2,454	—	—
NACM International	41,519	9	9	(4)	29,476	702	(25)
NFJ Large-Cap Value	—	14	—	1	13,301	169	—
NFJ Small-Cap Value	5,846	1	1	(2)	4,270	110	119
OCC Growth	2,028	—	—	—	2,019	—	—
OCC Opportunity	7,280	1	1	(2)	5,799	—	(19)
OCC Renaissance	21,965	4	2	3	17,336	32	(396)
OCC Target	3,138	—	—	—	3,193	—	—
OCC Value	17,550	—	14,030	—	—	253	(3,355)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,770	—	—	—	3,697	143	(6)
PIMCO High Yield	7,524	1	1	—	6,978	559	(38)
PIMCO Japanese StocksPLUS Total Return Strategy Fund	5,669	—	—	2	4,096	83	(58)
PIMCO Short-Term	12,511	2	2	—	11,915	571	(28)
PIMCO StocksPLUS	47,221	3	5	1	37,061	2,732	(138)
RCM Large-Cap Growth	30,893	3	5	(2)	24,049	154	105
RCM Mid-Cap	21,254	—	4	(3)	15,738	—	410
PIMCO Total Return	101,774	11	23	(2)	95,022	5,108	(383)
Totals	$335,038	$49	$14,083	$(8)	$278,988	$10,630	$(3,812)

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2008	Dividend Income	Net Realized Loss
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(12,045)	$26,861	$379	$—
Iowa Telecommunications Services, Inc.*	38,141	—	12,168	—	—	2,370	(1,588)
Royal Gold, Inc.	32,009	9,826	—	4,502	53,234	371	—
Sonic Automotive, Inc.*	41,381	7,930	18,703	—	—	674	(6,623)
Totals	$111,531	$56,662	$30,871	$(7,543)	$80,095	$3,794	$(8,211)

*	Not affiliated at June 30, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.65%	$38,906	0.72%
Iowa Telecommunications Services, Inc.*	5.55	32,516	0.60
Royal Gold, Inc.	5.00	48,732	0.90
Sonic Automotive, Inc.*	5.91	48,139	0.89
		$168,293	3.11%

*	Not affiliated at June 30, 2008

100	Allianz Funds Annual Report	06.30.08

11.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2007, the Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 (less than $0.005 per share) and $31,781 (less than $0.005 per share), respectively for realized losses resulting from trading errors.

13.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund. Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

14.	SUBSEQUENT EVENTS

Effective July 7, 2008 CCM Capital Appreciation Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Growth Fund, NACM Income & Growth Fund, NACM Mid-Cap Growth Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund, OCC Small-Cap Value Fund, OCC Target Fund, RCM Large-Cap Growth Fund, and RCM Strategic Growth Funds began publicly offering Class P shares.

It is expected that, effective on or about September 15, 2008 the Funds’ Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	Allianz Funds Annual Report	101

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B, and C Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B, and C shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Growth Fund, NACM Income & Growth Fund, NACM Mid-Cap Growth Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund, OCC Small-Cap Value Fund, OCC Target Fund, OCC Value Fund, Allianz Global Investors Multi-Style Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Strategic Growth Fund, twenty-one of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for the Class A, B, and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

102	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Allianz Global Investors Multi-Style Fund	14%
CCM Capital Appreciation Fund	78%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	19%
NACM Growth Fund	0%
NACM Income & Growth Fund	27%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	33%
NFJ Dividend Value Fund	50%
NFJ Large-Cap Value Fund	45%
NFJ Mid-Cap Value Fund	41%
NFJ Small-Cap Value Fund	88%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Opportunity Fund	2%
OCC Small-Cap Value Fund	0%
OCC Target Fund	4%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Strategic Growth Fund	59%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2008 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

Allianz Global Investors Multi-Style Fund	14%
CCM Capital Appreciation Fund	82%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	20%
NACM Growth Fund	0%
NACM Income & Growth Fund	28%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	31%
NFJ Dividend Value Fund	47%
NFJ Large-Cap Value Fund	47%
NFJ Mid-Cap Value Fund	41%
NFJ Small-Cap Value Fund	71%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Opportunity Fund	2%
OCC Small-Cap Value Fund	0%
OCC Target Fund	4%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Strategic Growth Fund	60%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

06.30.08	Allianz Funds Annual Report	103

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

104	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	105

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

106	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ000AR_22270

Allianz Funds Annual Report

JUNE 30, 2008

Domestic Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz OCC Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium

Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		27
Statements of Assets and Liabilities		60
Statements of Operations		64
Statements of Changes in Net Assets		68
Financial Highlights		74
Notes to Financial Statements		80
Report of Independent Registered Public Accounting Firm		92
Federal Income Tax Information		93
Trustees and Officers of Allianz Funds		94

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	27
Allianz CCM Focused Growth Fund	7	29
Allianz CCM Mid-Cap Fund	8	30
Allianz NACM Growth Fund	9	32
Allianz NACM Income & Growth Fund	10	33
Allianz NACM Mid-Cap Growth Fund	11	36
Allianz NFJ All-Cap Value Fund	12	37
Allianz NFJ Dividend Value Fund	13	38
Allianz NFJ Large-Cap Value Fund	14	39
Allianz NFJ Mid-Cap Value Fund	15	40
Allianz NFJ Small-Cap Value Fund	16	41
Allianz OCC Equity Premium Strategy Fund	17	43
Allianz OCC Growth Fund	18	44
Allianz OCC Opportunity Fund	19	45
Allianz OCC Renaissance Fund	20	47
Allianz OCC Small-Cap Value Fund	21	49
Allianz OCC Target Fund	22	50
Allianz OCC Value Fund	23	51
Allianz RCM Large-Cap Growth Fund	24	52
Allianz RCM Mid-Cap Fund	25	54
Allianz RCM Strategic Growth Fund	26	56

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Rising fuel prices, ongoing problems with subprime mortgages and weakness in housing contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

While market conditions over the period were difficult, it is important to view results with a long-term perspective—one that is attuned to your overall investment strategy. Actively managed stock funds can play an important role in a diversified portfolio. And over three-, five- and ten-year periods, U.S. stocks have delivered positive returns despite some periods of weakness and volatility. Your personal financial advisor can help you create and follow a course that reflects your individual sensitivity to risk and specific financial goals.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Equity Premium Strategy (7/00), OCC Value (4/98), RCM Large-Cap Growth (3/99), and RCM Mid-Cap (12/00). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): OCC Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00) and OCC Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year.

Proxy Voting

The Fund’s Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performances” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2008	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the consumer discretionary sector were the most significant contributors to the Fund’s relative performance during the period. The Fund’s position in fast food giant McDonald’s appreciated on reports of strong 12-month same-store sales growth. The report demonstrated the company’s relative resilience within an economic slowdown and served to push share prices higher. McDonald’s continues to benefit from consumers’ changing preference for less expensive options. The Fund’s positions in Nike and General Motors also benefited returns.

•

Among industrials, shares of engineering companies McDermott International and Jacobs Engineering advanced as the firms added emerging markets infrastructure projects to growing backlogs. Similarly, shares of SPX Corp., the world’s largest maker of dry cooling towers for power plants, climbed on the strength of projects in China, India and South Africa.

•

The Fund’s underweighting in financials helped relative returns as did its overweighting in materials. The Fund’s investment in Monsanto increased in value following the agricultural chemicals producer’s forecast for improved 2008 earnings. Crop damage caused by flooding in the Midwest has constricted grain supplies just as demand is accelerating. Asia’s growing middle class desires more grain-fed meat, adding to strong demand for genetically modified corn.

•

In the consumer staples sector, shares of ConAgra slipped after the makers of Hunts, Healthy Choice and other consumer branded food products forecast profits below analyst estimates for the coming year. The Fund’s underweighting in utilities also detracted from overall performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class D	–5.44%	8.79%	4.14%	10.68%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	8.37%
S&P 500 Index	–13.12%	7.58%	2.88%	9.66%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	8.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.08%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	24.8%
Energy	13.3%
Healthcare	10.3%
Capital Goods	7.6%
Consumer Staples	6.9%
Financial Services	5.7%
Chemicals	3.9%
Consumer Discretionary	3.7%
Other	22.5%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$882.70	$1,019.44
Expenses Paid During Period	$5.10	$5.47

Expenses are equal to the ratio (1.09% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the energy sector detracted from returns and reflected the difficulty of timing in a highly volatile market. The Fund’s position in oilfield equipment maker National Oilwell in the final months of 2007 and initial months of 2008 proved too early to capitalize on the stock’s late period rally. The position was sold on deteriorating relative strength in March and the stock rallied in April, May and June along with rising crude oil prices.

•

In the information technology sector, a position in Cadence Design Systems fell when the company forecast earnings at levels well below analyst estimates. The company licenses design automation software to semiconductor and electronics industries. The Fund’s positions in EDS and Dell Computer also detracted from relative returns for the period.

•

Stock selection in the consumer discretionary sector helped relative Fund returns. Shares of athletic apparel manufacturer Nike rose steadily throughout the period on rising profits only to fall in its closing days on news of softening sales. The Fund’s Nike exposure had been reduced significantly prior to the decline, locking in gains. Nike is expected to benefit from sales for the 2008 Olympics. Olympics host country China is Nike’s second largest market after the United States and it expects annual sales growth of 35-40% in the country.

•

In industrials, shares of engineering and construction company McDermott International rose on a 27% jump in fourth quarter 2007 profits. News that the company landed a contract with Basin Electric Power to build a coal-fired generator in northeast Wyoming also contributed to a rising stock price.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class D	–7.61%	11.53%	—	0.96%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	–1.46%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	0.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	27.3%
Energy	16.8%
Consumer Discretionary	12.3%
Healthcare	8.7%
Building & Construction	5.8%
Materials	5.5%
Consumer Services	2.9%
Chemicals	2.7%
Other	15.0%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$915.70	$1,019.24
Expenses Paid During Period	$5.38	$5.67

Expenses are equal to the ratio (1.13% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the industrials sector were the most significant contributors to relative performance. An investment in SPX Corp. gained value as the world’s largest maker of dry cooling towers for power plants forecast rapidly rising profits due to high order volume in China, India and South Africa. Gardner Denver shares also advanced on a reported large and growing backlog of orders for the company’s industrial compressors and vacuums.

•

In the materials sector, shares of fertilizer supplier Mosaic rose in the period as rising global demand for grains and oilseeds, coupled with tight supply due to storms and flooding in the US grain belt, resulted in robust financial results. The company raised sales forecasts on expectations of increased production as farmers strive to squeeze more yield out of limited land to capitalize on record corn prices. Shares of industrial and agriculture chemicals maker FMC also advanced.

•

In healthcare, the Fund’s position in Intuitive Surgical grew with the success of the company’s robotic surgery system, the da Vinci. Intuitive reported strong quarterly profits and forecasted 40% sales growth in 2008.

•

Stock selection in financials detracted from returns. Shares of Janus Capital Group, fell in the period on lower quarterly revenues. The company later revised results downward to factor in adjustments to its structured investment vehicles.

•

An underweighting in energy and stock selection in telecommunications detracted from relative returns. Shares of communications company NeuStar declined on lower 2008 revenue forecasts and a weak profit outlook for the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class D	0.31%	12.89%	6.78%	11.62%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.96%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	10.94%

†The Fund began operations on 08/26/91. Index comparisons began on 08/31/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.09%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.2%
Energy	15.0%
Capital Goods	10.0%
Healthcare	8.1%
Consumer Discretionary	7.9%
Retail	5.7%
Consumer Staples	5.0%
Chemicals	3.9%
Other	18.6%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$943.20	$1,019.44
Expenses Paid During Period	$5.27	$5.47

Expenses are equal to the ratio (1.09% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•

The Fund’s performance relative to the Russell 1000 Growth Index was helped by strong stock selection in the industrials, health care and materials sectors. An underweight position in the financials sector was also beneficial given turmoil in the credit markets.

•

Top contributors included AGCO, a manufacturer of farm equipment that capitalized on rising agricultural commodity prices; Intuitive Surgical, a provider of products used in minimally invasive surgeries that experienced robust demand; and Freeport-McMoRan Copper & Gold, a mining company that benefited from high metals prices.

•

Positioning in the consumer discretionary sector subtracted the most from relative returns due to a combination of stock selection and an overweight in the group. Consumer discretionary was the worst-performing sector in the index, as surging gasoline and food prices meant there was less money in household budgets for non-essential items.

•

Notable detractors from performance included Gannett, a media organization that experienced sluggish advertising revenues; Darden Restaurants, a casual dining company that was hurt by a slowdown in customer traffic and higher food costs; and Garmin, a provider of personal navigation devices that faced concerns about gross margins amid changes in product mix and increased competition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class D	–5.41%	7.95%	—	8.71%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	7.70%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	10.06%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	29.0%
Healthcare	14.8%
Consumer Discretionary	11.3%
Energy	11.1%
Consumer Staples	9.3%
Capital Goods	5.0%
Oil & Gas	4.3%
Chemicals	4.1%
Other	11.5%
Cash & Equivalents — net	–0.04%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$877.20	$1,019.00
Expenses Paid During Period	$5.51	$5.92

Expenses are equal to the ratio (1.18% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by security selection in the industrial, energy, and health care sectors. Top contributors included producers of seed and crop-protection chemicals that benefited from record prices, energy companies who profited from elevated oil and gas prices, and biopharmaceutical firms whose franchise drugs drove strong earnings growth. In addition, holdings in several consumer staples companies did especially well as investors rotated into defensive industries in the volatile market environment. Finally, our underweight of the financial sector, which was hit hard by the global credit crisis, helped relative performance.

•	Amid the turmoil in the credit markets, the Fund’s stringent credit selection process benefited performance, and a number of high-yield issuers with improving fundamentals were upgraded.

•

Select issuers in the retail and automotive industries detracted from performance. Retailers were weak due to the host of challenges facing the consumer, including record gasoline prices and less-available credit. Automotive companies declined on concerns that weaker-than-expected consumer spending would cause auto sales to fall below expectations.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/28/07)
Allianz NACM Income & Growth Fund Class D	–2.35%	—	—	1.95%
S&P 500 Index	–13.12%	7.58%	2.88%	–5.02%
Lehman Brothers Aggregate Bond Index	7.12%	3.86%	5.68%	4.89%
Lipper Flexible Portfolio Fund Average	–1.54%	9.25%	6.05%	3.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	17.0%
Telecommunications	12.7%
Technology	11.5%
Oil & Gas	9.8%
Healthcare & Hospitals	6.8%
Utilities	5.0%
Retail	4.6%
Consumer Discretionary	3.1%
Other	25.6%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$939.10	$1,018.30
Expenses Paid During Period	$6.36	$6.62

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund’s positioning in the energy sector had the largest favorable effect on performance versus the Russell Midcap Growth Index. An overweight position in the sector was helpful, as energy was the best-performing group in the benchmark amid surging oil prices. In addition, stock selection added value, supported by exceptional gains from Continental Resources, an exploration and production company, and Patriot Coal, a coal producer.

•

Another key area of relative strength was stock selection in the materials sector, where steel manufacturer AK Steel was a notable contributor. The company reported strong operating results driven by high steel prices and cost benefits related to restructuring initiatives.

•

Stock selection in the financials and healthcare sectors subtracted a material amount from performance versus the index. Two major detractors were Fifth Third Bancorp, a regional bank that was impacted by deteriorating credit quality, and Health Net, a managed care provider that faced several issues, including a heavy flu season and cuts in government reimbursement rates.

•

Underweight positions in the consumer staples and utilities sectors were additional sources of relative weakness. These defensive groups tend to be resilient when market conditions are volatile, and this period was no exception.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class D	–6.26%	—	—	9.06%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	8.36%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	5.74%

† The Fund began operations on 2/27/04. Index comparisons began on 2/29/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.81%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	21.3%
Technology	12.8%
Healthcare	9.6%
Consumer Discretionary	7.8%
Oil & Gas	7.1%
Capital Goods	6.7%
Chemicals	5.3%
Materials & Processing	5.2%
Other	22.7%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$963.50	$1,017.90
Expenses Paid During Period	$6.83	$7.02

Expenses are equal to the ratio (1.40% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies contributed most significantly to underperformance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

An underweight position and stock selection decisions in the energy sector detracted from relative performance. Shares of Tesoro declined when the refiner reported disappointing financial results due to higher-than-expected energy costs and tighter profit margins caused by crude prices rising faster than gasoline prices.

•

Among industrials, shares of building products manufacturer Masco declined with a slumping housing market and a weakening economy. Airlines retreated in the face of record fuel prices and a contracting domestic economy. The Fund’s position in SkyWest declined on lower passenger traffic and a failed bid to acquire ExpressJet. The company operates feeder flights for United, Delta and Midwest airlines.

•

In materials, shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa and Dow Chemical benefited from this environment.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class D	–22.71%	7.82%	—	10.76%
Russell 3000 Value Index	–19.02%	8.99%	5.07%	9.19%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	8.75%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.33%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.0%
Energy	14.1%
Industrial	12.8%
Utilities	8.6%
Consumer Discretionary	8.4%
Consumer Staples	8.2%
Materials	7.5%
Healthcare	6.6%
Other	7.6%
Cash & Equivalents — net	6.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$1,059.70	$1,018.30
Expenses Paid During Period	$6.83	$6.69

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the 12 month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections and an overweight position in the energy sector contributed most significantly to the Fund’s performance relative to the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of Halliburton rose as the oilfield services and equipment company increased its presence in the Middle East, Asia and Latin America.

•	An underweight position in the financials sector proved beneficial, as the Fund avoided fallout from mounting losses at large banks and insurers.

•

Among industrials, railroads offset weak transport demand in auto and container shipping markets with strong coal and agricultural volumes. Norfolk Southern benefitted from surging coal exports. The company raised rates and added fuel surcharges to counter increased fuel costs. Waste Management, the largest US garbage hauler and landfill operator, boosted returns through margin improvements tied to price hikes to offset higher fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. Tool manufacturer Black and Decker reported disappointing results and revised earnings forecasts downward.

•	An underweight position in utilities detracted from returns. Utilities, particularly natural gas companies, fared well amid investor demand for energy-related stocks.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class D	–13.79%	11.61%	—	10.08%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	4.83%
Lipper Equity Income Fund Average	–14.15%	8.10%	4.32%	4.32%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.05%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	19.6%
Financial Services	14.7%
Consumer Discretionary	14.3%
Healthcare	10.3%
Consumer Staples	9.1%
Industrial	8.1%
Information Technology	6.2%
Materials	5.6%
Other	7.2%
Cash & Equivalents — net	4.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$897.60	$1,019.69
Expenses Paid During Period	$4.91	$5.22

Expenses are equal to the ratio (1.04% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

An underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the benchmark. The Fund boosted relative returns by avoiding fallout from mounting losses for banks and insurers.

•

Stock selections and an overweight position in the materials sector benefited Fund returns. Shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa, steel producer Nucor and Dow Chemical benefited from this environment.

•

Among industrials, shares of Burlington Northern rose on higher rail transport volumes of coal, ethanol and other commodities. Waste Management, the largest US garbage hauler and landfill operator, boosted returns with margin improvements from price hikes to offset higher diesel fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. The Fund’s positions in broadcaster CBS and cruise operator Carnival also detracted from returns.

•

An underweighting in the energy sector negatively contributed to performance relative to the benchmark. Refiners struggled with lower profit margins as crude oil prices rose faster than the prices of refined products. The nation’s largest independent refiner, Valero, ended the year lower due to a drop in profits resulting from the margin squeeze.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class D	–16.68%	10.14%	—	8.69%
Russell Top 200 Value Index	–19.35%	7.19%	3.49%	2.47%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	3.90%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.3%
Energy	18.9%
Consumer Discretionary	9.1%
Materials & Processing	10.1%
Industrial	9.8%
Healthcare	8.4%
Consumer Staples	7.6%
Telecommunication Services	7.0%
Other	8.7%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$874.80	$1,019.39
Expenses Paid During Period	$5.13	$5.52

Expenses are equal to the ratio (1.10% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies weighed most heavily on Fund performance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

Underweight positions in two strongly-performing sectors, materials and utilities, detracted from returns. Global demand for coal and steel has led to higher prices, driving up the value of many domestic materials companies. Similarly, the world’s burgeoning demand for grains and oilseeds led to robust financial results for fertilizer materials suppliers. Utilities, particularly natural gas companies, fared well amid continued investor demand for energy-related stocks.

•

An overweight position in the energy sector boosted returns versus the benchmark. Chesapeake Energy’s natural gas operations in the Haynesville Shale region of Louisiana boosted share prices. Higher natural gas prices and improved technology allow extraction from shale through a process that was too difficult and expensive until recently. Although gas prices have not risen as rapidly as oil prices, the spread is narrowing. Demand for natural gas, one of the cleanest fossil fuels, is expected to increase.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class D	–18.08%	—	—	–1.34%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	–0.53%
Lipper Mid-Cap Value Fund Average	–16.89%	11.42%	8.37%	0.54%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.26%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	22.2%
Industrial	14.5%
Consumer Discretionary	13.3%
Energy	10.2%
Utilities	7.7%
Materials	7.5%
Consumer Staples	7.3%
Information Technology	6.4%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$909.10	$1,018.50
Expenses Paid During Period	$6.08	$6.42

Expenses are equal to the ratio (1.28% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the index. Shares of Nationwide Health Properties rose on reports of solid growth in revenues and earnings. The real estate investment trust, which specializes in senior living facilities, expanded into the medical office segment during the year. Potlatch, a real estate trust that owns 1.7 million acres of timberland, boosted value with announced plans to spin-off pulp and paper businesses to focus on core timberland investments.

•

An underweight position in the consumer discretionary sector proved beneficial for the Fund, as investors began to shun companies whose performance is likely to be negatively impacted by a softening economy. Holdings in the materials sector boosted performance. Shares of iron ore producer Cleveland-Cliffs advanced on rising prices and demand for steel. Higher demand globally gave pricing power to domestic producers. Agnico Eagle Mines shares rallied on rising profits due to record bullion prices. The Canadian gold producer is planning a five-fold increase in gold output in the next three years.

•

Among utilities, natural gas companies fared well. National Fuel Gas shares climbed steadily with the announcement of record earnings from its exploration and production business. Likewise, Energen shares were up after the company raised its 2008 and 2009 forecasts due to rising commodity prices and increased production.

•	An underweight position in the energy sector detracted from Fund performance. Record prices for crude oil, which almost tripled in the first six months of 2008, drove oil companies to new highs.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class D	–7.01%	14.58%	10.45%	13.12%
Russell 2000 Value Index	–21.63%	10.02%	7.47%	12.34%
Lipper Small-Cap Value Fund Average	–19.62%	10.34%	7.66%	11.30%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.22%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Industrial	19.5%
Financial Services	18.0%
Energy	13.2%
Utilities	12.2%
Materials	11.6%
Consumer Discretionary	6.5%
Consumer Staples	6.4%
Healthcare	3.5%
Other	1.6%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$975.90	$1,018.80
Expenses Paid During Period	$5.99	$6.12

Expenses are equal to the ratio (1.22% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. The remaining covered call portion of the Fund intends to enhance income potential as well as reduce return volatility.

•	Stocks declined over the past year reflecting investor concerns about credit-market conditions, surging oil prices, inflation and slowing economic growth.

•

Relative performance was hindered over the year by stock selection in financials. Shares of investment bank Lehman Brothers fell as the company marked down assets and reported a quarterly loss in challenging credit-market conditions. Bond insurer MBIA fell in response to losses posted throughout the period and investor concerns that its credit rating might be downgraded.

•

Telecommunications services stock selection also detracted from performance. Telecom services provider Sprint Nextel was down on market concerns about the company’s market share. NII Holding saw its stock sell off on investor worries about increased spending for the next-generation wireless build and heightened competition.

•

Relative performance benefited from both stock selection and an overweighting in technology. Internet search and advertising firm Google advanced on strong revenue and earnings growth. Credit card and transaction processing company MasterCard rose on strong earnings as the company capitalized on growth opportunities in international and emerging markets.

•	Stock selection in materials also aided performance. Fertilizer producer Mosaic rose on higher earnings driven by sharply higher prices for its products.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class D	–13.49%	7.34%	6.10%	10.49%
S&P 500 Index	–13.12%	7.58%	2.88%	9.79%
Lipper Large-Cap Core Fund Average	–12.23%	6.84%	2.51%	8.57%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.28%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.2%
Energy	14.9%
Healthcare	13.4%
Financial Services	12.0%
Consumer Staples	6.2%
Materials & Processing	5.6%
Telecommunications	5.2%
Capital Goods	5.0%
Other	14.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$883.50	$1,018.50
Expenses Paid During Period	$5.99	$6.42

Expenses are equal to the ratio (1.28% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	17

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, large-cap growth stocks best mitigated losses. As measured by the Russell 1000 Growth Index, energy and materials stocks dramatically outperformed, while consumer discretionary, financial and telecom stocks posted the biggest losses.

•

The Fund’s performance relative to the index was largely due to stock selection across several market sectors, most notably health care. Biopharmaceutical company Celgene received regulatory approval for its Pharmion acquisition, and reported sharply higher revenues. Also in health care, biopharmaceutical company Gilead Sciences benefited as its HIV medication was found to be more effective than competing drugs.

•

The Fund also outperformed in the technology, energy, materials and consumer discretionary sectors. In technology, credit card company Mastercard benefited from continued secular growth as the consumer has moved from cash and checks to credit cards. In energy, independent oil and gas company EOG Resources reported higher quarterly production and benefited from record crude oil prices. In materials, Mosaic and Monsanto outperformed, while in consumer discretionary, Hilton Hotels was the top contributor. The Fund’s significant underweighting in consumer discretionary throughout much of the trailing year also contributed meaningfully to returns.

•

Financials and industrials were the Fund’s largest detractors relative to the index. Investment bank Lehman Brothers declined on liquidity concerns, while MGIC Investment depreciated as a result of rising mortgage delinquencies and home foreclosures. In industrials, regional airliner Ryanair Holdings warned of lower profits due to higher fuel costs and weaker consumer spending. Our overweighting to financials also curtailed returns during the trailing year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Growth Fund Class D	–0.88%	10.86%	1.98%	11.58%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	10.83%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	12.64%

† The Fund began operations on 02/24/84. Index comparisons began on 02/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.16%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	32.0%
Healthcare	22.6%
Energy	13.5%
Financial Services	7.1%
Consumer Staples	5.8%
Capital Goods	4.1%
Telecommunications	3.0%
Chemicals	2.4%
Other	7.7%
Cash & Equivalents — net	1.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$926.20	$1,019.05
Expenses Paid During Period	$5.60	$5.87

Expenses are equal to the ratio (1.17% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Opportunity Fund seeks capital appreciation with no consideration given to income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, small-cap growth stocks sharply outperformed their value peers. As measured by the Russell 2000 Growth Index, energy stocks dramatically outperformed, while utilities were the only other sector to appreciate. Consumer discretionary, telecom, technology and financial stocks posted the biggest losses.

•

The Fund’s performance relative to the index was largely due to stock selection in industrials, health care, consumer discretionary and financials. The Fund’s weakness in industrials was broad-based, but one of the largest relative underperformers was Panama-based airline operator Copa Holdings, which reported lower revenues and higher costs as competition increased.

•

In health care, specialty pharmaceutical company Indevus Pharmaceuticals was hurt when the FDA requested an additional safety study for Nebido, the company’s testosterone drug. In consumer discretionary, casino operator Pinnacle Entertainment was hurt by a challenging consumer environment and accordingly less foot traffic.

•

The Fund’s stock selection in energy significantly mitigated losses elsewhere. Independent oil and gas companies Petrohawk Energy and Goodrich Petroleum acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth. Independent oil and gas companies Quicksilver Resources and PetroQuest Energy also outperformed, rising on strong well results and increased natural gas production forecasts.

•	The Fund’s overweighting to energy, health care and industrials, and underweighting to consumer discretionary and financials also helped performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Opportunity Fund Class D	–18.02%	10.96%	4.80%	12.70%
Russell 2000 Growth Index	–10.83%	10.37%	2.80%	7.37%
Lipper Small-Cap Growth Fund Average	–13.53%	9.06%	5.11%	7.73%

†The Fund began operations on 2/24/84. Index comparisons began on 2/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.32%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.7%
Energy	18.0%
Healthcare	16.7%
Commercial Services	8.6%
Transportation	8.4%
Consumer Services	7.6%
Consumer Discretionary	4.7%
Capital Goods	3.7%
Other	11.8%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$853.10	$1,018.30
Expenses Paid During Period	$6.08	$6.62

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	19

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks declined during the 12-month period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell Midcap Value Index, energy and materials stocks posted the biggest gains, financials and consumer discretionary stocks had the largest losses.

•

Energy stocks were the biggest contributors to overall Fund performance for the period. Offshore energy production and processing equipment FMC Technologies was the top contributor to relative performance, benefitting from continued strong growth in the global market for oil and gas infrastructure. Independent oil and gas company Petrohawk Energy was also a major contributor, advancing on higher prices and continued favorable drilling results at the Haynesville Shale natural gas property in Louisiana.

•

Among materials stocks, fertilizer producer Mosaic was a top contributor, rising sharply as prices for its products continued to escalate, driven by record demand and tight supplies. Cleveland-Cliffs, which supplies iron ore to the steel industry, also advanced on higher prices for its products.

•

Managed health care service provider Health Net Inc. was the biggest detractor from performance for the period, falling on concerns about medical cost inflation and lowered earnings expectations from a number of peers. Other detractors in the health care sector included managed care provider Coventry Health Care Inc. and research-based pharmaceutical company Sepracor Inc.

•

Financial stocks detracted from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class D	–12.97%	9.48%	9.42%	12.34%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	12.72%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	10.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.25%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.2%
Utilities	15.3%
Energy	13.3%
Technology	6.8%
Materials & Processing	6.4%
Aerospace	5.8%
Consumer Staples	3.8%
Capital Goods	3.7%
Other	17.6%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$891.80	$1,018.85
Expenses Paid During Period	$5.69	$6.07

Expenses are equal to the ratio (1.21% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long term growth of capital by normally investing at least 80% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

The stock market declined since the Fund’s inception on November 1, 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell 2000 Value Index, energy and materials stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Boston Private Financial Holding (investment management and private banking) was the biggest detractor, falling on increased loan losses and investor concerns about credit market conditions. RAM Holdings (financial guaranty reinsurance) declined on concerns about a possible credit-rating downgrade.

•

Rising oil prices, which helped our energy investments, had a negative impact on several industrial holdings including Republic Airways and AAR Corp., the two biggest detractors. Republic is a regional airline which serves as a feeder for five major air carriers, while AAR provides parts inventory management and maintenance services to the airline industry.

•

Among consumer discretionary stocks, children’s clothing retailer Gymboree was the top contributor. The stock had sold off in 2007 on investor concerns about a weak retailing environment, but rebounded sharply in the first quarter as the company posted strong results. Specialty retailer of casual apparel Aeropostale also delivered strong results in a difficult retail environment.

•

The Fund performed well in the energy sector, led by investments in independent oil and gas companies EXCO Resources and Rosetta Resources. Both reported strong results driven by higher energy prices. EXCO is focused on the acquisition and development of low-risk reserves in East Texas/North Louisiana, Rosetta is primarily a natural gas company with properties in the Sacramento Basin of California, South Texas, the Gulf of Mexico and the Rocky Mountains.

Average Annual Total Return for the period ended June 30, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Class D	–12.05%	—	—	—	–15.80%
Russell 2000 Value Index	–9.84%	–21.63%	10.02%	7.47%	–17.30%
Lipper Small-Cap Value Fund Average	–12.20%	–19.62%	10.34%	7.66%	–15.57%

† The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 8.59%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

* Cumulative return

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	27.7%
Consumer Discretionary	10.2%
Energy	9.2%
Healthcare	7.4%
Technology	7.1%
Consumer Services	6.8%
Utilities	6.7%
Commercial Services	4.5%
Other	16.8%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$879.50	$1,018.45
Expenses Paid During Period	$6.03	$6.47

Expenses are equal to the ratio (1.29% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	21

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation with no consideration given to income by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion at the time of investment although it may invest in companies of any size.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, mid-cap growth stocks sharply outperformed their value peers. As measured by the Russell Midcap Growth Index, energy stocks dramatically outperformed, while utilities and materials slightly appreciated. Consumer discretionary, telecom and financial stocks posted the biggest losses.

•

The Fund’s performance relative to the index was largely due to stock selection across several market sectors, most notably energy. Independent oil and gas company Petrohawk Energy acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth, while Quicksilver Resources rose on strong well results and increased natural gas production forecasts.

•

The Fund also outperformed in the health care, materials and consumer discretionary sectors. In health care, surgical device manufacturer Intuitive Surgical reported robust instrument revenues and rampant earnings growth. In materials, phosphate and potash producer Mosaic outperformed on strong demand and sharply higher prices for the company’s fertilizer products. Crocs, New Oriental Education & Technology and Hilton Hotels boosted the consumer discretionary sector.

•

Financials, telecom and technology stocks were the Fund’s largest detractors relative to the index. In financials, specialized finance company CapitalSource reported mortgage-backed security-related losses, while in telecom, Latin American wireless telecom services provider NII Holdings underperformed due to worries about increased spending on the next-generation wireless build. VMWare and Akamai Technologies led the technology sector lower.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class D	1.32%	13.66%	7.62%	11.95%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.47%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	9.01%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.21%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.3%
Energy	21.2%
Healthcare	13.2%
Consumer Services	12.1%
Financial Services	6.6%
Telecommunications	5.5%
Chemicals	4.3%
Consumer Discretionary	3.7%
Other	8.2%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$964.00	$1,018.85
Expenses Paid During Period	$5.91	$6.07

Expenses are equal to the ratio (1.21% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Allianz Funds

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined for the 12-month period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and utilities stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

•	Among consumer discretionary stocks, homebuilders Lennar Corp. and Centex Corp. were the biggest detractors from Fund performance, reflecting the impact of the housing downturn.

•

Among health care stocks, Wellpoint Inc. was the biggest detractor as the health insurer cut its 2008 earnings forecast modestly, citing several factors, including medical costs, lower fully insured enrollment and a weak economy.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, performed well. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included data storage company EMC.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class D	–33.41%	4.49%	5.65%	10.12%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	10.80%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	9.29%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.10%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.0%
Energy	24.9%
Capital Goods	10.8%
Consumer Staples	10.6%
Healthcare	9.2%
Utilities	5.4%
Aerospace	5.2%
Consumer Discretionary	1.5%
Other	2.1%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$739.30	$1,019.29
Expenses Paid During Period	$4.84	$5.62

Expenses are equal to the ratio (1.12% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	23

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

The Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. large cap stocks lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair large cap equities during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•	Large-cap value stocks significantly underperformed large-cap growth in a period where financial institutions were deleveraging and experiencing credit losses.

•	Stock selection was strong in technology and industrials and an overweight allocation to the energy sector helped to boost the Fund’s relative returns.

•

Two of the Fund’s energy stocks—Weatherford International and XTO Energy—were top contributors during the fiscal year. Oilfield services company Weatherford benefited from strong crude oil prices and new contract awards. Countries including Saudi Arabia, Oman, Egypt, China, and particularly Mexico are rapidly growing markets for the company.

•

In technology, Apple Inc. was a top contributor to returns during the period. Its shares benefited from strong demand for Macintosh computers and new product introductions. Apple appears to be on track to meet its goal of selling 10 million iPhones in 2008. iPhone sales look promising as Apple enters new countries, launches the third-generation (3G) iPhone, and comes closer to tapping the enterprise segment dominated by Blackberry. In June, the company unveiled the 3G iPhone that is cheaper, thinner, and offers faster internet service.

•

In contrast, selection among financials stocks held back relative returns. Citigroup was the top detractor during the fiscal year. Stock selection in the consumer discretionary sector, particularly among retail and consumer services stocks, also held back returns. J.C. Penney was another top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class D	–6.77%	6.39%	3.18%	7.14%
S&P 500 Index	–13.12%	7.58%	2.88%	6.60%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	4.87%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	5.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	21.3%
Healthcare	15.9%
Consumer Discretionary	9.5%
Energy	8.3%
Financial Services	7.0%
Telecommunications	6.4%
Oil & Gas	6.1%
Consumer Staples	6.1%
Other	12.8%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$881.30	$1,019.29
Expenses Paid During Period	$5.24	$5.62

Expenses are equal to the ratio (1.12% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid-cap stocks declined during the fiscal year largely due to the fallout from the subprime housing crisis. Prices of oil and other commodities also rose dramatically during the period, putting a downward pressure on stocks.

•	Mid-cap value style stocks significantly underperformed mid-cap growth in a period where financial companies were deleveraging and experiencing write-downs and disappointing earnings.

•

The Fund’s performance relative to its benchmark during the fiscal year largely due to stock selection in materials and consumer staples. In addition, the Fund’s overweighted exposure to the poorly performing consumer discretionary segment was offset by strong stock picking, which helped boost relative returns.

•

Two of the Fund’s energy holdings— Southwestern Energy and Weatherford International—both gained over 80% during the period. Natural gas producer Southwestern Energy benefited from higher natural gas prices and strong production. Similarly, oilfield services company Weatherford benefited from strong crude oil prices and new contract awards.

•

In contrast, poor stock selection in communication equipment and an overweight in consumer durables hurt performance. IT services company SAVVIS Inc. and oil refiner Sunoco were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class D	–6.31%	10.11%	4.90%	14.42%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	13.11%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	11.51%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	25.1%
Energy	14.0%
Healthcare	11.1%
Consumer Discretionary	10.3%
Consumer Staples	5.8%
Financial Services	5.7%
Capital Goods	5.7%
Materials & Processing	5.0%
Other	14.5%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$934.30	$1,019.19
Expenses Paid During Period	$5.48	$5.72

Expenses are equal to the ratio (1.14% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	25

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. equities lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair stocks during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•

Growth style stocks significantly outperformed value in a period where financial institutions were deleveraging and experiencing credit losses. The Russell 3000 Growth Index returned -6.38% while the Russell 3000 Value Index returned -19.02%.

•

Stock selection drove the bulk of the outperformance, however sector allocation also helped. Selection in materials, industrials, and technology along with an overweight to the strongly performing energy sector boosted the Fund’s returns.

•

In materials, international mining company Cleveland-Cliffs and seed producer Monsanto were top contributors during the fiscal year. Cleveland-Cliffs is North America’s largest producer of iron-ore pellets and a major supplier of metallurgical coal to the steelmaking industry. The stock benefited from strong demand for steel as regions outside of the U.S., including China and the Middle East, have increased their spending on infrastructure projects. Strong steel demand has fueled an increase in the price of the raw materials used to make steel.

•	In technology, Apple Inc. was also a top contributor. Apple’s shares benefited from strong demand for Macintosh computers and new product introductions.

•

In contrast, consumer staples stock selection and an underweight allocation to utilities detracted. In terms of stocks, Citigroup was a top detractor during the fiscal year. Communications equipment company Riverbed Technology was also a top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class D	–0.52%	—	—	3.19%
Russell 1000 Growth Index	–6.38%	7.56%	1.08%	2.87%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	2.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.69%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	33.7%
Consumer Discretionary	14.1%
Energy	11.5%
Materials & Processing	10.9%
Healthcare	9.2%
Financial Services	6.7%
Oil & Gas	4.0%
Consumer Staples	3.1%
Other	12.2%
Cash & Equivalents — net (including options written & securities sold short)	–5.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$891.70	$1,015.86
Expenses Paid During Period	$8.51	$9.07

Expenses are equal to the ratio (1.81% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26	Allianz Funds

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.7%
Aerospace—3.2%
Boeing Co.	164,131	$10,787
General Dynamics Corp.	237,960	20,036
Lockheed Martin Corp.	179,530	17,712

		48,535

Building/Construction—2.5%
Foster Wheeler Ltd. (c)	251,880	18,425
Jacobs Engineering Group, Inc. (c)	227,750	18,379

		36,804

Capital Goods—7.6%
Honeywell International, Inc.	328,520	16,518
Manitowoc Co., Inc. (e)	434,390	14,131
McDermott International, Inc. (c)	385,370	23,850
Parker Hannifin Corp.	282,895	20,176
SPX Corp.	193,590	25,502
Textron, Inc.	311,300	14,921

		115,098

Chemicals—3.9%
Celanese Corp.	415,510	18,972
Monsanto Co. (e)	166,830	21,094
Mosaic Co. (c)	125,650	18,182

		58,248

Communications—1.0%
Omnicom Group, Inc. (e)	350,440	15,728

Consumer Discretionary—3.7%
Coach, Inc. (c)	599,660	17,318
McDonald’s Corp.	334,120	18,784
Nike, Inc., Class B	333,120	19,858

		55,960

Consumer Services—1.7%
Accenture Ltd., Class A	572,260	23,302
Owens-Illinois, Inc. (c)	59,188	2,468

		25,770

Consumer Staples—6.9%
Bunge Ltd. (e)	199,790	21,516
Coca-Cola Co.	360,250	18,726
ConAgra Foods, Inc.	431,380	8,317
General Mills, Inc.	311,080	18,904
Kroger Co.	628,640	18,285
Philip Morris International, Inc.	364,980	18,026

		103,774

Electronics—2.4%
Amphenol Corp.	433,150	19,440
Tyco Electronics Ltd.	480,560	17,213

		36,653

Energy—13.3%
Apache Corp.	135,690	18,861
Devon Energy Corp.	163,500	19,646
El Paso Corp.	1,094,280	23,789
ENSCO International, Inc.	283,140	22,861
First Solar, Inc. (c)	66,650	18,112
FMC Technologies, Inc. (c)(e)	282,620	21,742
Hess Corp.	150,450	18,985
Occidental Petroleum Corp.	204,380	18,366
Southwestern Energy Co. (c)	425,030	20,236
Williams Cos., Inc.	451,890	18,164

		200,762

	Shares	Value (000s)

Financial Services—5.7%
AFLAC, Inc.	287,550	$18,122
Assurant, Inc.	269,130	17,752
Chubb Corp.	312,110	15,296
MetLife, Inc.	303,340	16,007
Northern Trust Corp.	265,350	18,195

		85,372

Healthcare—10.3%
Baxter International, Inc.	367,740	23,513
Becton Dickinson & Co.	214,700	17,455
Boston Scientific Corp. (c)	1,509,790	18,555
C.R. Bard, Inc.	190,070	16,717
Genentech, Inc. (c)	305,700	23,203
Gilead Sciences, Inc. (c)	379,950	20,118
Johnson & Johnson	287,770	18,515
St. Jude Medical, Inc. (c)	429,500	17,558

		155,634

Industrial—1.2%
Deere & Co.	251,140	18,115

Materials & Processing—2.7%
Freeport-McMoRan Copper & Gold, Inc. (e)	174,400	20,438
Nucor Corp.	274,020	20,461

		40,899

Multi-Media—2.1%
Viacom, Inc., Class B (c)	474,940	14,505
Walt Disney Co.	545,820	17,029

		31,534

Oil & Gas—2.5%
Exxon Mobil Corp.	231,700	20,420
Transocean, Inc. (c)	109,101	16,626

		37,046

Retail—3.2%
GameStop Corp., Class A (c)	376,160	15,197
Gap, Inc. (e)	974,880	16,251
TJX Cos., Inc. (e)	554,100	17,438

		48,886

Technology—24.8%
Activision, Inc. (c)	626,670	21,351
Adobe Systems, Inc. (c)(e)	512,050	20,170
American Tower Corp., Class A (c)	450,080	19,016
Analog Devices, Inc.	556,870	17,692
Apple, Inc. (c)	137,560	23,033
BMC Software, Inc. (c)(e)	580,690	20,905
Broadcom Corp., Class A (c)	726,030	19,813
CA, Inc. (e)	741,300	17,117
Dell, Inc. (c)(e)	836,270	18,297
DIRECTV Group, Inc. (c)	729,530	18,902
eBay, Inc. (c)	626,670	17,127
Emerson Electric Co.	420,760	20,806
International Business Machines Corp.	237,120	28,106
MasterCard, Inc., Class A (e)	56,070	14,888
Microsoft Corp.	665,800	18,316
Oracle Corp. (c)(e)	966,580	20,298
Symantec Corp. (c)(e)	1,029,880	19,928
Thermo Fisher Scientific, Inc. (c)	346,240	19,296
Xilinx, Inc.	767,820	19,387

		374,448

Total Common Stock (cost—$1,405,335)		1,489,266

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.2%
Collateral Invested for Securities on Loan (d)—9.2%
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*,
2.54%	$10,000	$8,210
2.56%	5,000	4,105
Calyon,
2.75% due 7/1/08	35,000	35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	16,675	16,675
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Northern Rock PLC,
2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910

		138,264

Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $45,057; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $24,718 including accrued interest, Freddie Mac Discount Note, 1.609%, due 7/28/08 valued at $18,916 including accrued interest and Freddie Mac, 4.125%, due 6/23/10 valued at $2,322 including accrued interest (cost—$45,055)	45,055	45,055

Total Short-Term Investments (cost—$189,033)		183,319

Total Investments (cost—$1,594,368)—110.9%		1,672,585

Liabilities in excess of other assets—(10.9%)		(164,365)

Net Assets—100.0%		$1,508,220

06.30.2008	Allianz Funds Annual Report	27

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $139,651; cash collateral of $143,787 was received with which the Fund purchased short-term investments.

(f) Fair valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

28	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—2.5%
Lockheed Martin Corp.	34,150	$3,369

Building/Construction—5.8%
Jacobs Engineering Group, Inc. (a)	44,800	3,615
McDermott International, Inc. (a)	67,650	4,187

		7,802

Capital Goods—1.7%
Textron, Inc.	46,540	2,231

Chemicals—2.7%
Monsanto Co.	28,820	3,644

Communications—2.4%
Omnicom Group, Inc.	70,700	3,173

Consumer Discretionary—12.3%
CVS Corp.	82,310	3,257
McDonald’s Corp.	60,500	3,402
Nike, Inc., Class B	56,750	3,383
TJX Cos., Inc.	102,020	3,210
Urban Outfitters, Inc. (a)	104,720	3,266

		16,518

Consumer Services—2.9%
Accenture Ltd., Class A	96,020	3,910

Consumer Staples—1.8%
Coca-Cola Co.	47,990	2,495

Energy—16.8%
ENSCO International, Inc.	49,680	4,011
First Solar, Inc. (a)	11,270	3,075
Questar Corp.	58,830	4,179
Southwestern Energy Co. (a)	84,460	4,021
Transocean, Inc. (a)	23,510	3,583
Williams Cos., Inc.	94,070	3,792

		22,661

Financial Services—2.4%
Northern Trust Corp.	47,780	3,276

Healthcare—8.7%
Baxter International, Inc.	60,980	3,899
Genentech, Inc. (a)	51,480	3,907
Gilead Sciences, Inc. (a)	73,250	3,879

		11,685

Machinery—2.3%
Deere & Co.	43,240	3,119

Materials—5.5%
Freeport-McMoRan Copper & Gold, Inc.	31,690	3,714
Nucor Corp.	49,970	3,731

		7,445

Multi-Media—1.9%
Walt Disney Co.	83,880	2,617

Technology—27.3%
Activision, Inc. (a)	116,620	3,973
Apple, Inc. (a)	16,070	2,691
Broadcom Corp., Class A (a)	132,240	3,609
CA, Inc.	134,470	3,105
Emerson Electric Co.	63,880	3,159
International Business Machines Corp.	31,340	3,715
Microsoft Corp.	111,690	3,073
Oracle Corp. (a)	165,360	3,472
Symantec Corp. (a)	185,970	3,598

	Shares	Value (000s)

Thermo Fisher Scientific, Inc. (a)	58,180	$3,242
Xilinx, Inc.	126,960	3,206

		36,843

Total Common Stock (cost—$129,958)		130,788

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,053; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $1,075 including accrued interest (cost—$1,053)	$1,053	1,053

Total Investments (cost—$131,011)—97.8%		131,841

Other assets less liabilities—2.2%		2,966

Net Assets—100.0%		$134,807

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	29

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (c)(e)	179,051	$18,206

Automotive—1.0%
BorgWarner, Inc.	320,240	14,212

Capital Goods—10.0%
Fluor Corp.	93,275	17,357
Foster Wheeler Ltd. (c)	292,362	21,386
Gardner Denver, Inc. (c)	419,514	23,828
Harsco Corp.	306,200	16,660
Joy Global, Inc.	233,970	17,742
Manitowoc Co., Inc.	376,693	12,254
SPX Corp.	151,800	19,997
Textron, Inc.	284,152	13,619

		142,843

Chemicals—3.9%
Celanese Corp.	396,584	18,108
CF Industries Holdings, Inc.	107,480	16,423
FMC Corp.	271,603	21,033

		55,564

Consumer Discretionary—7.9%
Big Lots, Inc. (c)(e)	479,922	14,993
GameStop Corp., Class A (c)	351,612	14,205
John Wiley & Sons, Inc., Class A	380,158	17,119
Tiffany & Co.	373,670	15,227
TJX Cos., Inc.	515,520	16,223
Urban Outfitters, Inc. (c)(e)	570,017	17,779
Yum! Brands, Inc.	486,975	17,088

		112,634

Consumer Services—1.6%
Hewitt Associates, Inc., Class A (c)	523,732	20,075
Owens-Illinois, Inc. (c)	51,297	2,138

		22,213

Consumer Staples—5.0%
Bunge Ltd. (e)	177,760	19,143
Church & Dwight Co., Inc.	324,360	18,278
Hormel Foods Corp. (e)	423,413	14,654
UST, Inc. (e)	338,632	18,493

		70,568

Diversified Manufacturing—1.1%
Brink’s Co.	238,304	15,590

Electronics—1.1%
Trimble Navigation Ltd. (c)	447,530	15,977

Energy—15.0%
Arch Coal, Inc. (e)	343,825	25,797
Cimarex Energy Co. (e)	312,695	21,785
Denbury Resources, Inc. (c)	571,318	20,853
Dresser-Rand Group, Inc. (c)	445,600	17,423
FMC Technologies, Inc. (c)(e)	316,138	24,321
Helmerich & Payne, Inc.	349,455	25,168
Mirant Corp. (c)(e)	438,103	17,152
Noble Corp.	320,477	20,818
Noble Energy, Inc.	196,783	19,789
Pride International, Inc. (c)	421,235	19,920

		213,026

Financial Services—2.9%
Hudson City Bancorp, Inc.	902,157	15,048
Nasdaq Stock Market, Inc. (c)(e)	413,865	10,988
Northern Trust Corp.	225,324	15,451

		41,487

Healthcare—8.1%
C.R. Bard, Inc.	163,046	14,340
DENTSPLY International, Inc.	437,680	16,107

	Shares	Value (000s)

Edwards Lifesciences Corp. (c)	311,810	$19,345
Intuitive Surgical, Inc. (c)	51,895	13,980
St. Jude Medical, Inc. (c)	373,237	15,258
Techne Corp. (c)	234,840	18,174
Varian Medical Systems, Inc. (c)	345,370	17,907

		115,111

Industrial—0.9%
AGCO Corp. (c)(e)	250,415	13,124

Insurance—2.2%
Arch Capital Group Ltd. (c)	239,157	15,861
Unum Group	725,284	14,832

		30,693

Machinery—1.3%
Flowserve Corp.	139,952	19,131

Materials & Processing—3.6%
AK Steel Holding Corp.	305,775	21,099
Precision Castparts Corp.	136,240	13,129
Timken Co.	498,220	16,411

		50,639

Retail—5.7%
Advance Auto Parts, Inc.	435,240	16,900
BJ’s Wholesale Club, Inc. (c)	458,423	17,741
Burger King Holdings, Inc.	618,450	16,568
Dollar Tree Stores, Inc. (c)	502,900	16,440
Hanesbrands, Inc. (c)	501,684	13,616

		81,265

Technology—19.2%
Activision, Inc. (c)	634,813	21,628
Affiliated Computer Services, Inc., Class A (c)	330,852	17,697
Akamai Technologies, Inc. (c)(e)	559,630	19,470
Altera Corp.	889,620	18,415
Ametek, Inc.	378,420	17,869
Amphenol Corp.	418,647	18,789
Brocade Communications Systems, Inc. (c)	2,229,400	18,370
Dolby Laboratories, Inc., Class A (c)	389,510	15,697
Intersil Corp., Class A	600,730	14,610
LSI Logic Corp. (c)(e)	2,786,068	17,106
Marvell Technology Group Ltd. (c)	1,273,230	22,485
McAfee, Inc. (c)	495,196	16,852
Metavante Technologies, Inc. (c)	754,240	17,061
PerkinElmer, Inc.	638,786	17,790
Salesforce.com, Inc. (c)	269,010	18,355

		272,194

Utilities—1.6%
Energen Corp.	288,465	22,509

Total Common Stock (cost—$1,208,682)		1,326,986

SHORT-TERM INVESTMENTS—14.9%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—10.8%
Axon Financial Funding LLC, FRN, (a)(b)(f)(g)(h)(i)*,
2.438%	$7,000	5,747
2.54%	10,000	8,210

	Principal Amount (000s)	Value (000s)

Calyon,
2.75% due 7/1/08	$35,000	$35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	12,081	12,081
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN, (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 7/1/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910
Wells Fargo Bank NA,
2.25% due 7/1/08	15,000	15,000

		153,312

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $57,951; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $59,110 including accrued interest (cost—$57,948)	57,948	57,948

Total Short-Term Investments (cost—$217,332)		211,260

Total Investments (cost—$1,426,014)—108.3%		1,538,246

Liabilities in excess of other assets—(8.3%)		(116,883)

Net Assets—100.0%		$1,421,363

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

30	Allianz Funds Annual Report	06.30.2008

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $154,546; cash collateral of $159,165 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	31

Schedule of Investments

NACM Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.4%
Building/Construction—0.8%
Pulte Homes, Inc.	21,100	$203

Capital Goods—5.0%
Cummins, Inc.	5,300	347
Fluor Corp.	1,800	335
Shaw Group, Inc. (a)	2,500	155
Tyco International Ltd.	9,400	376

		1,213

Chemicals—4.1%
Celanese Corp.	8,400	383
Monsanto Co.	4,900	620

		1,003

Consumer Discretionary—11.3%
CBS Corp., Class B	21,400	417
Cintas Corp.	10,800	286
DISH Network Corp., Class A (a)	8,500	249
Dollar Tree Stores, Inc. (a)	8,700	285
GameStop Corp., Class A (a)	7,300	295
McDonald’s Corp.	6,600	371
Nike, Inc., Class B	4,100	244
Ross Stores, Inc.	7,300	259
V.F. Corp.	5,200	370

		2,776

Consumer Staples—9.3%
Altria Group, Inc.	18,200	374
Coca-Cola Co.	6,700	348
Philip Morris International, Inc.	9,300	460
Procter & Gamble Co.	4,790	291
Wal-Mart Stores, Inc.	14,200	798

		2,271

Electronics—1.2%
Tyco Electronics Ltd.	8,500	305

Energy—11.1%
Apache Corp.	2,100	292
Diamond Offshore Drilling, Inc.	4,600	640
First Solar, Inc. (a)	700	191
Foundation Coal Holdings, Inc.	2,500	221
Hess Corp.	1,200	151
National-Oilwell Varco, Inc. (a)	6,500	577
Occidental Petroleum Corp.	3,900	351
Southwestern Energy Co. (a)	6,100	290

		2,713

Financial Services—0.6%
Capital One Financial Corp.	3,700	141

Healthcare—14.8%
Abbott Laboratories	8,400	445
Aetna, Inc.	5,900	239
Amgen, Inc. (a)	9,400	443
Boston Scientific Corp. (a)	19,900	245
Forest Laboratories, Inc. (a)	13,700	476
Herbalife Ltd.	2,700	105
Johnson & Johnson	5,200	334
Medco Health Solutions, Inc. (a)	6,100	288
Medtronic, Inc.	7,500	388
Merck & Co., Inc.	7,000	264
Omnicare, Inc.	9,700	254
Wyeth	3,000	144

		3,625

Industrial—0.9%
L-3 Communications Holdings, Inc.	2,500	227

Information Technology—1.7%
Pitney Bowes, Inc.	7,300	249
Western Digital Corp. (a)	5,200	180

		429

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc.	1,300	$155
Freeport-McMoRan Copper & Gold, Inc.	5,100	598

		753

Oil & Gas—4.3%
ENSCO International, Inc.	6,400	517
Exxon Mobil Corp.	6,200	546

		1,063

Technology—29.0%
Apple, Inc. (a)	1,800	301
Applied Materials, Inc.	14,000	267
BMC Software, Inc. (a)	3,900	140
Cisco Systems, Inc. (a)	43,900	1,021
Google, Inc., Class A (a)	700	369
Hewlett-Packard Co.	17,300	765
Integrated Device Technology, Inc. (a)	18,100	180
Intel Corp.	44,400	954
International Business Machines Corp.	6,300	747
MEMC Electronic Materials, Inc. (a)	3,500	215
Microsoft Corp.	44,100	1,213
NCR Corp. (a)	7,700	194
Oracle Corp. (a)	21,600	454
Symantec Corp. (a)	15,400	298

		7,118

Telecommunications—1.0%
Verizon Communications, Inc.	6,600	234

Transportation—2.2%
CSX Corp.	8,700	546

Total Investments (cost—$24,766)—100.4%		24,620

Liabilities in excess of other assets—(0.4%)		(87)

Net Assets—100.0%		$24,533

Notes to Schedule of Investments:
(a) Non-income producing.

32	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—0.8%
L-3 Communications Holdings, Inc.	1,900	$173

Automotive—0.8%
Johnson Controls, Inc.	6,000	172

Capital Goods—0.7%
Textron, Inc.	3,400	163

Consumer Discretionary—1.8%
McDonald’s Corp.	3,700	208
McKesson Corp.	3,700	207

		415

Consumer Products—0.9%
Procter & Gamble Co.	3,200	195

Consumer Staples—1.7%
Coca-Cola Co.	3,500	182
PepsiCo, Inc.	3,100	197

		379

Energy—2.8%
National-Oilwell Varco, Inc. (b)(c)	2,500	222
Occidental Petroleum Corp. (c)	2,200	198
Peabody Energy Corp. (c)	2,500	220

		640

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B (c)	3,800	206

Healthcare & Hospitals—4.4%
Abbott Laboratories	3,800	201
Baxter International, Inc. (c)	3,400	217
Edwards Lifesciences Corp. (b)	3,110	193
Gilead Sciences, Inc. (b)(c)	3,900	207
Intuitive Surgical, Inc. (b)	650	175

		993

Industrial—0.7%
AGCO Corp. (b)	3,200	168

Insurance—1.3%
Cigna Corp.	4,000	142
Prudential Financial, Inc.	2,600	155

		297

Machinery—0.8%
Deere & Co.	2,400	173

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (c)	1,750	205

Oil & Gas—2.1%
Diamond Offshore Drilling, Inc. (c)	1,700	237
Schlumberger Ltd. (c)	2,300	247

		484

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)	4,500	212

Retail—0.8%
Target Corp.	4,000	186

Technology—6.6%
EMC Corp. (b)	8,700	128
Google, Inc., Class A (b)(c)	350	184
Intel Corp.	9,100	195
International Business Machines Corp. (c)	1,700	202
Microsoft Corp.	7,100	195
Oracle Corp. (b)(c)	9,500	200
Research In Motion Ltd. (b)(c)	1,500	175

	Shares	Value (000s)

Texas Instruments, Inc.	6,700	$189

		1,468

Telecommunications—4.1%
Cisco Systems, Inc. (b)(c)	7,900	184
Harris Corp.	4,000	202
Juniper Networks, Inc. (b)	7,500	166
QUALCOMM, Inc. (c)	4,300	191
Verizon Communications, Inc.	5,500	194

		937

Utilities—0.8%
Constellation Energy Group, Inc.	2,100	172

Total Common Stock (cost—$8,739)		7,638

CONVERTIBLE PREFERRED STOCK—22.2%
Automotive—0.5%
General Motors Corp., Class C,
6.25%, 7/15/33	8,975	122

Consumer Discretionary—1.3%
Stanley Works,
4.344%, 5/17/12 (b)	210	174
United Rentals Trust I,
6.50%, 8/1/28	3,550	113

		287

Consumer Staples—0.8%
Bunge Ltd., 4.875%, 12/31/49	1,400	182

Financial Services—13.2%
Bank of America Corp.,
7.25%, 12/31/49	190	168
Bank of America Corp., 10.00%, 5/11/09 (Johnson & Johnson) (d)	2,920	189
Citigroup Funding, Inc., 4.583%, 9/27/08 (Genworth Financial, Inc.) (d)	5,500	102
Credit Suisse,
11.00%, 3/16/09 (Microsoft Corp.) (d)	7	183
11.00%, 4/25/09 (Coca-Cola Co.) (d)	3,090	181
Eksportfinans A/S, 10.00%, 3/12/09 (Hewlett Packard Co.) (d)	4,030	171
10.00%, 6/13/09 (Apple, Inc.) (d)	1,210	210
13.00%, 11/1/08 (Time Warner, Inc.) (d)	10,600	150
Goldman Sachs Group, Inc.,
9.75%, 12/19/08 (Cisco Systems, Inc.) (d)	7,450	174
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10 (General Mills, Inc.) (d)	7,700	182
8.50%, 8/25/08 (United Technologies Corp.) (d)	2,500	148
28.00%, 3/6/09 (Transocean, Inc.) (d)	1,350	147
Platinum Underwriters Holdings Ltd., Class A, 6.00%, 2/15/09	6,200	183
Svensk Exportkredit AB,
10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd. ADR) (d)	4,400	190
12.50%, 12/12/08 (Exxon Mobil Corp.) (d)	2,000	165

	Shares	Value (000s)

Vale Capital Ltd.,
5.50%, 6/15/10 (Companhia Vale do Rio Doce) (d)	2,650	$179
Wachovia Corp.,
13.15%, 3/30/09 (General Electric Co.) (d)	5,270	142
14.10%, 4/1/09 (JPMorgan Chase Co.) (d)	4,090	144

		3,008

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Class A 1.95%, 12/31/49 (b)	10,100	193

Insurance—1.2%
Metlife, Inc., 6.375%, 8/15/08	7,675	204
XL Capital Ltd.,
7.00%, 2/15/09	6,800	61

		265

Oil & Gas—1.0%
Chesapeake Energy Corp.
5.00%, 12/31/49	1,200	219

Telecommunications—0.8%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	172

Utilities—2.6%
AES Trust III,
6.75%, 10/15/29	3,925	190
Entergy Corp.,
7.625%, 2/17/09	2,850	202
NRG Energy, Inc.,
5.75%, 3/16/09	535	195

		587

Total Convertible Preferred Stock (cost—$5,896)		5,035

CORPORATE BONDS & NOTES—31.1%

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	202

Automotive—0.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	148
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	66

			214

Computer Services—0.8%
First Data Corp.,
9.875%, 9/24/15 (a)	B3/B	200	174

Consumer Products—0.8%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	175

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	165

Financial Services—1.9%
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	B1/B	200	169
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	175

06.30.2008	Allianz Funds Annual Report	33

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Residential Capital LLC,
9.625%, 5/15/15 (a)	Caa3/CCC-	$160	$78

			422

Healthcare & Hospitals—2.4%
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	203
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	100	103
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	199
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			530

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/BB	200	198

Materials & Processing—0.9%
Steel Dynamics, Inc.,
7.375%, 11/1/12 (a)	Ba2/BB+	200	201

Multi-Media—0.8%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	186

Oil & Gas—5.7%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	201
Copano Energy LLC,
8.125%, 3/1/16	B1/B+	250	252
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	183
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	258
PetroHawk Energy Corp.,
7.875%, 6/1/15 (a)	B3/B	200	196
SandRidge Energy, Inc.,
8.00%, 6/1/18 (a)	B3/B-	200	202

			1,292

Printing/Publishing—0.9%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	210

Retail—3.8%
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	Caa1/CCC+	200	132
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	174
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	201
Rite Aid Corp.,
7.50%, 3/1/17	B3/B+	200	163
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	197

			867

Technology—2.5%
Amkor Technology, Inc.,
9.25%, 6/1/16	B1/B+	200	191

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Itron, Inc.,
7.75%, 5/15/12	B3/B-	$200	$199
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	173

			563

Telecommunications—6.3%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	194
Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	200	194
Hawaiian Telcom Communications, Inc.,
12.50%, 5/1/15	Caa3/CCC	150	38
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	253
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	171
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	213
Nortel Networks Ltd.,
10.75%, 7/15/16 (a)	B3/B-	200	199
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	170

			1,432

Utilities—0.9%
Energy Future Holdings Corp.,
10.875%, 11/1/17 (a)	B3/B-	200	203

Total Corporate Bonds & Notes (cost—$7,605)			7,034

CONVERTIBLE BONDS—7.2%
Automotive—0.6%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	190	139

Financial Services—1.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB	265	233
U.S. Bancorp, FRN,
1.053%, 9/20/36	Aa2/AA	185	184

			417

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B1/B	200	200

Technology—1.6%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	181
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	184

			365

Telecommunications—1.5%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	235	220
Nortel Networks Corp.,
2.125%, 4/15/14	B3/B-	165	111

			331

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Utilities—0.7%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	$60	$165

Total Convertible Bonds (cost—$1,949)			1,617

SHORT-TERM INVESTMENTS—5.8%
Convertible Bonds—1.8%
Oil & Gas—1.0%
Devon Energy Corp.,
4.95%, 8/15/08	Baa1/BBB+	125	233

Technology—0.8%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba2/BB+	175	188

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $904; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $926 including accrued interest (cost—$904)	904	904

Total Short-Term Investments (cost—$1,086)		1,325

Total Investments before options written (cost—$25,275)—100.1%		22,649

OPTIONS WRITTEN (b)—(0.1)%
	Contracts
Call Options—(0.1)%
Baxter International, Inc. (CBOE), strike price $65, expires 7/19/08	20	(2)
Cisco Systems, Inc. (CBOE), strike price $27, expires 8/16/08	55	(1)
Diamond Offshore Drilling, Inc. (CBOE), strike price $145, expires 7/19/08	10	(3)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $125, expires 7/19/08	10	(3)
Gilead Sciences, Inc. (CBOE), strike price $57.50, expires 8/16/08	25	(2)
Google, Inc. (CBOE), strike price $610, expires 8/16/08	2	(1)
International Business Machines Corp. (CBOE), strike price $130, expires 8/16/08	10	(1)
Molson Coors Brewing Co. (CBOE), strike price $60, expires 7/19/08	25	—(e)
National-Oilwell Varco, Inc. (CBOE), strike price $90, expires 7/19/08	15	(5)

34	Allianz Funds Annual Report	06.30.2008

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Contracts	Value (000s)

Occidental Petroleum Corp. (CBOE), strike price $95, expires 7/19/08	15	$(2)
Oracle Corp. (CBOE), strike price $24, expires 8/16/08	65	(1)
Peabody Energy Corp. (CBOE), strike price $90, expires 7/19/08	15	(5)
Qualcomm, Inc. (CBOE), strike price $50, expires 8/16/08	25	(2)
Research In Motion Ltd. (CBOE), strike price $150, expires 8/16/08	10	—(e)
Schlumberger Ltd. (CBOE), strike price $110, expires 8/16/08	15	(7)

Total Options Written (premiums received—$55)		(35)

Total Investments net of options Written (cost—$25,221)—100.0%		22,614

Other assets less other liabilities—0.0%		7

Net Assets—100.0%		$22,621

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or partial amount segregated as collateral for options written.

(d) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is identified in the parenthetical.

(e) Amount is less than $500.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	35

Schedule of Investments

NACM Mid-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Building—0.9%
Pulte Homes, Inc.	16,900	$163

Capital Goods—6.7%
Autoliv, Inc.	3,200	149
Cummins, Inc.	5,600	367
Goodyear Tire & Rubber Co. (a)	5,000	89
Ingersoll-Rand Co., Ltd.	5,700	213
Shaw Group, Inc. (a)	5,300	328

		1,146

Chemicals—5.3%
Airgas, Inc.	2,600	152
Celanese Corp.	3,100	141
Lubrizol Corp.	4,700	218
Sigma-Aldrich Corp.	4,300	231
Terra Industries, Inc.	3,600	178

		920

Commercial Services—2.9%
Alliance Data Systems Corp. (a)	5,400	305
Pharmaceutical Product Development, Inc.	2,100	90
Rollins, Inc.	6,950	103

		498

Communications—0.8%
Ciena Corp. (a)	6,200	144

Consumer Discretionary—7.8%
Church & Dwight Co., Inc.	3,300	186
Dollar Tree Stores, Inc. (a)	2,600	85
GameStop Corp., Class A (a)	1,900	77
Genuine Parts, Co.	5,200	206
Hanesbrands, Inc. (a)	5,800	158
Hasbro, Inc.	3,900	139
Kennametal, Inc.	5,200	169
Macy’s, Inc.	5,800	113
Nike, Inc., Class B	1,700	101
SYSCO Corp.	3,600	99

		1,333

Consumer Services—2.6%
Ball Corp.	4,100	196
Owens-Illinois, Inc. (a)	5,900	246

		442

Energy—21.3%
AES Corp. (a)	15,400	296
Continental Resources, Inc. (a)	3,000	208
Dresser-Rand Group, Inc. (a)	6,900	270
First Solar, Inc. (a)	900	245
National-Oilwell Varco, Inc. (a)	4,900	435
Noble Corp.	6,000	390
Noble Energy, Inc.	3,400	342
Patriot Coal Corp. (a)	2,300	353
SCANA Corp.	6,800	252
Superior Energy Services (a)	3,300	182
Walter Industries, Inc.	2,800	304
Williams Cos., Inc.	4,200	169
Xcel Energy, Inc.	11,200	225

		3,671

Environmental Services—2.7%
Republic Services, Inc.	5,900	175
Waste Management, Inc.	7,500	283

		458

Financial Services—2.5%
IntercontinentalExchange, Inc. (a)	600	69
ProLogis, REIT	3,300	179

	Shares	Value (000s)

WR Berkley Corp.	7,175	$173

		421

Healthcare—9.6%
Express Scripts, Inc. (a)	2,700	169
Forest Laboratories, Inc. (a)	6,900	240
Herbalife Ltd.	6,400	248
Hill-Rom Holdings, Inc.	4,900	132
Intuitive Surgical, Inc. (a)	500	135
Sepracor, Inc. (a)	7,500	150
St. Jude Medical, Inc. (a)	2,400	98
Vertex Pharmaceuticals, Inc. (a)	2,800	94
Warner Chilcott Ltd. (a)	10,097	171
Watson Pharmaceuticals, Inc. (a)	8,100	220

		1,657

Industrial—5.2%
Dover Corp.	5,900	285
L-3 Communications Holdings, Inc.	3,300	300
Teleflex, Inc.	3,100	172
URS Corp. (a)	3,300	139

		896

Machinery—1.1%
Snap-On, Inc.	3,700	192

Materials & Processing—5.2%
Centex Corp.	14,300	191
Precision Castparts Corp.	2,300	222
Reliance Steel & Aluminum Co.	4,600	354
USG Corp. (a)	4,600	136

		903

Oil & Gas—7.1%
Atwood Oceanics, Inc. (a)	1,400	174
CNX Gas Corp. (a)	4,900	206
Diamond Offshore Drilling, Inc.	2,100	292
ENSCO International, Inc.	2,500	202
Unit Corp. (a)	4,200	348

		1,222

Semi-conductors—2.7%
Analog Devices, Inc.	3,600	114
MEMC Electronic Materials, Inc. (a)	2,400	148
NVIDIA Corp. (a)	3,300	62
Xilinx, Inc.	5,800	146

		470

Technology—12.8%
Avnet, Inc. (a)	5,200	142
Compuware Corp. (a)	11,300	108
Dun & Bradstreet Corp.	3,100	272
Electronic Arts, Inc. (a)	1,900	84
Hubbell, Inc., Class B	3,600	144
Juniper Networks, Inc. (a)	11,900	264
MasterCard, Inc., Class A	600	159
Mettler Toledo International, Inc. (a)	1,900	180
NCR Corp. (a)	7,300	184
Netapp, Inc. (a)	6,900	150
Sohu.com, Inc. (a)	2,200	155
Symantec Corp. (a)	13,800	267
Teradyne, Inc. (a)	9,700	107

		2,216

Transportation—1.3%
CSX Corp.	3,500	220

Total Common Stock (cost—$16,042)		16,972

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $257; collateralized by Freddie Mac, 4.125%, due 6/23/10, valued at $266 including accrued interest (cost—$257)	$257	$257

Total Investments (cost—$16,299)—100.0%		17,229

Liabilities in excess of other assets—(0.0%)		(7)

Net Assets—100.0%		$17,222

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.8%
Consumer Discretionary—8.4%
Carnival Corp., UNIT	21,200	$699
Gannett Co., Inc.	24,200	524
Harley-Davidson, Inc. (d)	23,500	852
Whirlpool Corp.	12,200	753

		2,828

Consumer Staples—8.2%
Corn Products International, Inc.	22,200	1,090
Kimberly-Clark Corp.	13,800	825
SUPERVALU, Inc. (d)	26,600	822

		2,737

Energy—14.1%
Chevron Corp.	10,100	1,001
Cimarex Energy Co.	12,900	899
ConocoPhillips	11,000	1,038
Energy Coal Resources, Inc. (a)(b)(f)	26,000	407
Tesoro Corp. (d)	25,900	512
Tidewater, Inc. (d)	13,600	884

		4,741

Financial Services—20.0%
Allstate Corp.	18,500	843
Annaly Capital Management, Inc., REIT	50,500	783
Bank of America Corp.	22,600	540
CBL & Associates Properties, Inc., REIT	33,000	754
Hospitality Properties Trust, REIT	28,200	690
Key Corp. (d)	42,000	461
Lincoln National Corp.	16,400	743
Regions Financial Corp. (d)	39,300	429
Reinsurance Group of America, Inc.	18,300	797
RenaissanceRe Holdings Ltd.	15,500	692

		6,732

Healthcare—6.6%
Biovail Corp.	67,500	651
GlaxoSmithKline PLC ADR	18,900	836
Pfizer, Inc.	41,500	725

		2,212

Industrial—12.8%
3M Co.	11,000	766
General Electric Co.	25,700	686
Masco Corp.	44,200	695
Regal-Beloit Corp.	19,600	828
RR Donnelley & Sons Co.	25,300	751
Skywest, Inc.	44,000	557

		4,283

Information Technology—4.9%
Seagate Technology	45,600	872
Xerox Corp.	56,700	769

		1,641

Materials—7.5%
Alcoa, Inc.	23,000	819
Dow Chemical Co.	23,000	803
Freeport-McMoRan Copper & Gold, Inc.	7,700	903

		2,525

Telecommunications—2.7%
Windstream Corp.	73,800	910

Utilities—8.6%
Atmos Energy Corp.	33,300	918
Nisource, Inc.	51,200	918

	Shares	Value (000s)

UGI Corp.	36,400	$1,045

		2,881

Total Common Stock (cost—$39,605)		31,490

SHORT-TERM INVESTMENTS—18.3%
Collateral Invested for Securities on Loan (c)—12.1%
Allianz Dresdner Daily Asset Fund (e)	1,324,874	1,325

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$1,500	1,500
Lloyds Bank, 2.50% due 7/1/08	1,251	1,251

		4,076

Repurchase Agreement—6.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,076; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,119 including accrued interest (cost—$2,076)	2,076	2,076

Total Short-Term Investments (cost—$6,152)		6,152

Total Investments (cost—$45,757)—112.1%		37,642

Liabilities in excess of other assets—(12.1%)		(4,061)

Net Assets—100.0%		$33,581

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,928; cash collateral of $4,072 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	37

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—14.3%
Black & Decker Corp. (d)	2,500,000	$143,775
CBS Corp., Class B (d)	8,000,000	155,920
Gannett Co., Inc. (d)	4,400,000	95,348
Home Depot, Inc. (d)	12,500,000	292,750
Mattel, Inc.	8,500,000	145,520
V.F. Corp. (d)	2,200,000	156,596
Whirlpool Corp. (d)	2,200,000	135,806

		1,125,715

Consumer Staples—9.1%
Altria Group, Inc.	8,000,000	164,480
Anheuser-Busch Cos., Inc.	1,283,500	79,731
Kimberly-Clark Corp.	2,800,000	167,384
Kraft Foods, Inc., Class A	5,200,000	147,940
Reynolds American, Inc. (d)	3,300,000	154,011

		713,546

Energy—19.6%
Chevron Corp.	2,000,000	198,260
ConocoPhillips	2,000,000	188,780
Diamond Offshore Drilling, Inc. (d)	1,500,000	208,710
Halliburton Co.	3,000,000	159,210
Marathon Oil Corp. (d)	4,300,000	223,041
Occidental Petroleum Corp.	2,000,000	179,720
Royal Dutch Shell PLC ADR (d)	2,500,000	204,275
Total S.A. ADR	2,100,000	179,067

		1,541,063

Financial Services—14.7%
Allstate Corp.	4,000,000	182,360
Bank of America Corp.	5,000,000	119,350
Hartford Financial Services Group, Inc. (d)	2,323,600	150,035
Host Hotels & Resorts, Inc., REIT (d)	9,359,700	127,760
JPMorgan Chase & Co.	4,000,000	137,240
Key Corp. (d)	4,000,000	43,920
Lincoln National Corp.	2,800,000	126,896
Regions Financial Corp. (d)	7,500,000	81,825
Travelers Cos., Inc.	3,000,000	130,200
Wachovia Corp. (d)	3,500,000	54,355

		1,153,941

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	7,300,000	322,806
Pfizer, Inc.	18,000,000	314,460
Wyeth	3,611,000	173,183

		810,449

Industrial—8.2%
3M Co.	2,166,300	150,753
Caterpillar, Inc. (d)	2,400,000	177,168
RR Donnelley & Sons Co.	4,500,000	133,605
Waste Management, Inc.	4,785,400	180,457

		641,983

Information Technology—6.2%
Intel Corp.	9,500,000	204,060
Seagate Technology	10,954,500	209,560
Xerox Corp.	5,587,100	75,761

		489,381

Materials—5.6%
Alcoa, Inc.	5,000,000	178,100
Dow Chemical Co. (d)	7,600,000	265,316

		443,416

	Shares	Value (000s)

Telecommunications—5.5%
AT&T, Inc.	4,000,000	$134,760
Verizon Communications, Inc.	3,800,000	134,520
Windstream Corp. (d)	13,500,000	166,590

		435,870

Utilities—1.7%
Ameren Corp. (d)	3,160,000	133,447

Total Common Stock (cost—$8,663,295)		7,488,811

SHORT-TERM INVESTMENTS—11.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—6.9%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a),	$45,000	45,000
Axon Financial Funding LLC, FRN (a)(b)(e)(f)(g)(h)*,
2.438%	25,000	20,525
2.472%	25,000	20,525
2.54%	40,000	32,840
2.558%	20,000	16,420
2.56%	10,000	8,210
2.56%	10,000	8,210
2.58%	10,000	8,210
BNP Paribas, 3.00% due 7/1/08	25,000	25,000
Calyon, 2.75% due 7/1/08	20,000	20,000
Danske Bank A/S, 3.15% due 7/1/08	75,000	75,000
Deutsche Bank, 2.50% due 7/1/08	12,400	12,400
Dexia Bank S.A., 3.15% due 7/1/08	75,000	75,000
Dorada Finance, Inc., 2.435% due 7/7/08 FRN (a)	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	13,000	13,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a),	10,000	10,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	75,000	75,000
Morgan Stanley, 2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(g)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(e)(f)(g)(h)*, zero coupon	4,121	2,910

		545,250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $378,853; collateralized by Freddie Mac, 5.352%-6.00%, due 8/15/13-12/17/38, valued at $291,536 including accrued interest and U.S. Treasury Bills, 2.145%, due 12/11/08, valued at $97,386 including accrued interest (cost—$378,836)	$378,836	$378,836

Total Short-Term Investments (cost—$950,350)		924,086

Total Investments (cost—$9,613,645)—106.9%		8,412,897

Liabilities in excess of other assets—(6.9%)		(543,702)

Net Assets—100.0%		$7,869,195

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $552,363; cash collateral of $571,371 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

38	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.9%
Consumer Discretionary—9.1%
Carnival Corp., UNIT	565,000	$18,622
CBS Corp., Class B	976,600	19,034
Fortune Brands, Inc. (b)	145,200	9,062
Harley-Davidson, Inc. (b)	175,600	6,367
Home Depot, Inc.	426,300	9,984
Johnson Controls, Inc.	345,800	9,918
Paccar, Inc. (b)	254,099	10,629
Time Warner, Inc.	719,600	10,650

		94,266

Consumer Staples—7.6%
Altria Group, Inc.	1,153,500	23,716
Anheuser-Busch Cos., Inc.	176,900	10,989
Archer-Daniels-Midland Co. (b)	633,000	21,364
Kimberly-Clark Corp.	380,400	22,740

		78,809

Energy—18.9%
Apache Corp.	250,900	34,875
Chevron Corp.	124,600	12,352
ConocoPhillips	372,000	35,113
Diamond Offshore Drilling, Inc.	172,200	23,960
Halliburton Co.	452,500	24,014
Marathon Oil Corp.	671,700	34,841
Valero Energy Corp.	775,100	31,919

		197,074

Financial Services—20.3%
Allstate Corp.	783,200	35,706
Bank of America Corp.	848,800	20,261
MetLife, Inc.	567,900	29,968
Morgan Stanley	427,500	15,420
ProLogis, REIT	381,800	20,751
Prudential Financial, Inc. (b)	287,400	17,169
Regions Financial Corp. (b)	1,443,700	15,751
Simon Property Group, Inc., REIT (b)	119,000	10,697
Travelers Cos., Inc.	820,800	35,623
Wells Fargo & Co.	429,500	10,200

		211,546

Healthcare—8.4%
Cigna Corp.	509,300	18,024
Johnson & Johnson	377,400	24,282
Pfizer, Inc.	1,210,100	21,141
Wyeth	504,200	24,181

		87,628

Industrial—9.8%
3M Co.	164,100	11,420
Burlington Northern Santa Fe Corp.	127,300	12,716
Caterpillar, Inc.	292,300	21,578
FedEx Corp.	136,600	10,763
General Electric Co.	409,300	10,924
Northrop Grumman Corp.	336,700	22,525
Waste Management, Inc.	304,300	11,475

		101,401

Information Technology—5.3%
Hewlett-Packard Co.	240,800	10,646
International Business Machines Corp.	91,200	10,810
Microsoft Corp.	446,300	12,277
Xerox Corp.	1,568,800	21,273

		55,006

Materials & Processing—10.1%
Alcoa, Inc.	622,500	22,173
Dow Chemical Co.	879,000	30,686

	Shares	Value (000s)

Freeport-McMoRan Copper& Gold, Inc. (b)	204,314	$23,944
International Paper Co.	308,200	7,181
Nucor Corp.	164,500	12,283
PPG Industries, Inc.	152,000	8,720

		104,987

Telecommunication Services—7.0%
AT&T, Inc.	1,220,100	41,105
Verizon Communications, Inc.	905,700	32,062

		73,167

Utilities—3.4%
Dominion Resources, Inc.	266,000	12,632
Edison International	454,100	23,332

		35,964

Total Common Stock (cost—$1,160,285)		1,039,848

SHORT-TERM INVESTMENTS—6.4%
Collateral Invested for Securities on Loan (a)—5.9%
Allianz Dresdner Daily Asset Fund (c)	17,747,856	17,748

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	8,533	8,533

		61,281

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,841; collateralized by Freddie Mac, 2.00%, due 7/9/08, valued at $160 including accrued interest and Federal Home Loan Bank, 5.01%, due 7/9/08, valued at $4,779 including accrued interest (cost—$4,841)	4,841	4,841

Total Short-Term Investments (cost—$66,122)		66,122

Total Investments (cost—$1,226,407)—106.3%		1,105,970

Liabilities in excess of other assets—(6.3%)		(65,441)

Net Assets—100.0%		$1,040,529

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with the cash proceeds from the securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $59,469; cash collateral of $61,161 was received with which the Fund purchased short-term investments.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—13.3%
Black & Decker Corp.	4,900	$282
Gannett Co., Inc.	7,600	165
Harley-Davidson, Inc.	7,700	279
Limited Brands, Inc.	17,100	288
Mattel, Inc.	15,700	269
Whirlpool Corp.	4,300	265

		1,548

Consumer Staples—7.3%
Corn Products International, Inc.	6,500	319
Reynolds American, Inc.	5,600	261
SUPERVALU, Inc.	8,900	275

		855

Energy—10.2%
Chesapeake Energy Corp.	5,500	363
Cimarex Energy Co.	4,900	341
Tesoro Corp.	7,800	154
Tidewater, Inc.	5,100	332

		1,190

Financial Services—22.2%
Annaly Capital
Management, Inc., REIT	8,700	135
Associated Banc-Corp.	11,800	228
Duke Realty Corp., REIT	12,200	274
Hospitality Properties Trust, REIT	10,300	252
Key Corp.	17,400	191
Lincoln National Corp.	5,700	258
Mercury General Corp.	6,100	285
Nationwide Financial Services, Class A	3,000	144
Protective Life Corp.	7,400	282
Reinsurance Group of America, Inc.	6,100	265
RenaissanceRe Holdings Ltd.	6,000	268

		2,582

Healthcare—2.2%
Biovail Corp.	26,700	258

Industrial—14.5%
Avery Dennison Corp.	6,200	272
Ingersoll-Rand Co., Ltd.	7,400	277
Masco Corp.	17,200	271
Parker Hannifin Corp.	3,950	282
RR Donnelley & Sons Co.	9,600	285
Ryder System, Inc.	4,400	303

		1,690

Information Technology—6.4%
Jabil Circuit, Inc.	19,700	323
Seagate Technology	14,900	285
Xerox Corp.	10,300	140

		748

Materials—7.5%
PPG Industries, Inc.	5,000	287
Sonoco Products Co.	9,100	282
Teck Cominco Ltd., Class B	6,400	307

		876

Telecommunications—2.6%
Windstream Corp.	24,200	298

Utilities—7.7%
Atmos Energy Corp.	11,100	306
Nisource, Inc.	17,400	312
SCANA Corp.	7,600	281

		899

Total Common Stock (cost—$13,578)		10,944

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $668; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $685 including accrued interest (cost—$668)	$668	$668

Total Investments (cost—$14,246)—99.6%		11,612

Other assets less liabilities—0.4%		42

Net Assets—100.0%		$11,654

Glossary:
REIT—Real Estate Investment Trust

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—92.5%
Consumer Discretionary—6.5%
AH Belo Corp., Class A (e)	431,480	$2,459
Belo Corp., Class A (e)	2,177,400	15,917
Brown Shoe Co., Inc. (e)	2,092,150	28,349
Callaway Golf Co. (e)	3,171,700	37,521
Cato Corp., Class A	1,036,200	14,756
CKE Restaurants, Inc. (e)	1,123,000	14,004
Dover Downs Gaming & Entertainment, Inc. (e)	620,600	3,984
Ethan Allen Interiors, Inc. (e)	1,389,200	34,174
Hillenbrand, Inc. (e)	781,600	16,726
Lancaster Colony Corp.	710,000	21,499
Sonic Automotive, Inc., Class A (e)	792,100	10,210
Sotheby’s (e)	1,734,200	45,731
Thor Industries, Inc. (e)	1,611,400	34,258

		279,588

Consumer Staples—6.4%
Casey’s General Stores, Inc. (e)	1,949,300	45,165
Corn Products International, Inc. (e)	1,265,400	62,144
Del Monte Foods Co.	1,003,700	7,126
JM Smucker Co.	923,700	37,539
Lorillard, Inc. (c)	206,800	14,302
PepsiAmericas, Inc.	1,651,400	32,665
Pilgrim’s Pride Corp. (e)	1,665,900	21,640
Universal Corp. (e)	950,500	42,982
WD-40 Co.	211,500	6,186
Weis Markets, Inc.	181,200	5,884

		275,633

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,080,900	63,643
Buckeye Partners L.P. (e)	853,700	36,513
Cimarex Energy Co. (e)	924,900	64,438
Frontier Oil Corp.	875,700	20,938
Holly Corp.	1,179,100	43,532
Linn Energy LLC, UNIT (e)	1,770,600	44,000
Lufkin Industries, Inc.	496,100	41,315
Magellan Midstream Partners L.P. (e)	1,132,900	40,320
NuStar Energy L.P. (e)	720,600	34,149
St. Mary Land & Exploration Co. (e)	1,000,000	64,640
Suburban Propane Partners L.P. (e)	453,600	17,341
TC Pipelines L.P. (e)	225,400	7,943
Tidewater, Inc. (e)	820,000	53,325
Tsakos Energy Navigation Ltd. (e)	596,200	22,107
Western Refining, Inc. (e)	685,000	8,110
Williams Partners L.P.	162,100	5,325

		567,639

Financial Services—18.0%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	11,333
Amcore Financial, Inc.	412	2
American Equity Investment Life Holding Co. (e)	1,463,300	11,926
American Financial Group, Inc.	1,608,000	43,014
BancorpSouth, Inc. (e)	1,213,000	21,215
Bank of Hawaii Corp. (e)	923,900	44,162
CBL & Associates Properties, Inc., REIT	1,859,100	42,462
Cullen/Frost Bankers, Inc.	914,300	45,578
Delphi Financial Group, Inc., Class A (e)	1,479,000	34,224

	Shares	Value (000s)

Equity One, Inc., REIT (e)	1,814,000	$37,278
First Industrial Realty Trust, Inc., REIT (e)	1,222,000	33,568
FirstMerit Corp. (e)	479,900	7,827
Frontier Financial Corp. (e)	934,500	7,962
Fulton Financial Corp. (e)	1,205,800	12,118
Healthcare Realty Trust, Inc., REIT (e)	1,659,100	39,437
Hilb Rogal & Hobbs Co. (e)	1,008,500	43,830
HRPT Properties Trust, REIT (e)	4,617,000	31,257
Infinity Property & Casualty Corp. (e)	335,500	13,930
International Bancshares Corp.	802,200	17,143
Kingsway Financial Services, Inc. (e)	677,100	5,884
National Penn Bancshares, Inc. (e)	1,123,739	14,923
Nationwide Health
Properties, Inc., REIT (e)	1,390,000	43,771
Old National Bancorp (e)	886,100	12,636
Potlatch Corp., REIT (e)	976,938	44,080
RLI Corp. (e)	580,200	28,703
Sovran Self Storage, Inc., REIT (e)	241,000	10,016
Susquehanna Bancshares, Inc. (e)	1,095,900	15,003
Washington Federal, Inc.	2,379,000	43,060
Whitney Holding Corp. (e)	858,700	15,714
Zenith National Insurance Corp. (e)	1,167,300	41,042

		773,098

Healthcare—3.5%
Hill-Rom Holdings, Inc. (e)	781,600	21,088
Invacare Corp. (e)	1,373,000	28,064
Owens & Minor, Inc. (e)	1,149,600	52,525
West Pharmaceutical Services, Inc. (e)	1,156,700	50,062

		151,739

Industrial—19.5%
Acuity Brands, Inc. (e)	919,000	44,186
Albany International Corp., Class A (e)	993,700	28,817
Applied Industrial Tech, Inc.	1,432,100	34,614
Arkansas Best Corp. (e)	1,206,100	44,192
Barnes Group, Inc. (e)	1,751,500	40,442
Briggs & Stratton Corp.	334,800	4,245
Crane Co.	1,243,600	47,916
DRS Technologies, Inc. (e)	815,800	64,220
DryShips, Inc. (e)	241,300	19,347
Ennis, Inc.	247,300	3,870
Excel Maritime Carriers Ltd. (e)	703,178	27,600
Genco Shipping & Trading Ltd. (e)	746,000	48,639
General Maritime Corp. (e)	1,442,600	37,479
Harsco Corp.	932,000	50,710
Heidrick & Struggles International, Inc. (e)(i)	971,800	26,861
Kennametal, Inc.	1,487,800	48,428
Lennox International, Inc. (e)	1,434,500	41,543
Lincoln Electric Holdings, Inc.	789,800	62,157
Mueller Industries, Inc. (e)	1,201,200	38,679
Regal-Beloit Corp. (e)	975,500	41,215
Schawk, Inc. (e)	576,900	6,917
Simpson Manufacturing Co., Inc. (e)	1,223,200	29,039
Skywest, Inc.	1,415,900	17,911
Tomkins PLC ADR	407,300	4,928
World Fuel Services Corp. (e)	1,145,500	25,132

		839,087

	Shares	Value (000s)

Information Technology—1.2%
Himax Technologies, Inc. ADR	1,188,100	$6,083
NAM TAI Electronics, Inc.	655,900	8,579
Park Electrochemical Corp.	651,500	15,838
Technitrol, Inc.	1,140,000	19,369

		49,869

Materials—11.6%
AMCOL International Corp. (e)	831,400	23,662
Bemis Co., Inc.	1,938,600	43,463
Carpenter Technology Corp.	1,005,500	43,890
Commercial Metals Co.	1,694,000	63,864
Iamgold Corp.	5,849,900	35,392
Lubrizol Corp.	922,200	42,725
Methanex Corp. (e)	1,663,200	46,603
Quanex Building Products Corp.	1,014,200	15,071
Royal Gold, Inc. (e)(i)	1,697,500	53,234
RPM International, Inc.	2,126,600	43,808
Sensient Technologies Corp. (e)	1,322,700	37,247
Titanium Metals Corp. (e)	2,714,300	37,973
Westlake Chemical Corp. (e)	910,900	13,536

		500,468

Telecommunications—0.4%
Iowa Telecommunications Services, Inc. (e)	978,200	17,226

Utilities—12.2%
AGL Resources, Inc.	1,368,400	47,319
Atmos Energy Corp. (e)	1,604,000	44,222
Cleco Corp. (e)	1,682,000	39,241
Energen Corp.	830,000	64,765
National Fuel Gas Co. (e)	1,072,700	63,804
Oge Energy Corp.	1,367,500	43,364
PNM Resources, Inc.	282,100	3,374
Southwest Gas Corp.	1,010,000	30,027
UGI Corp.	1,745,200	50,105
Vectren Corp.	1,438,100	44,883
Westar Energy, Inc. (e)	2,004,000	43,106
WGL Holdings, Inc. (e)	1,399,700	48,626

		522,836

Total Common Stock (cost—$3,707,601)		3,977,183

SHORT-TERM INVESTMENTS—31.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—23.7%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	20,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(j)*,
2.438%	50,000	41,050
2.54%	20,000	16,420
2.558%	10,000	8,210
2.56%	30,000	24,630
2.56%	20,000	16,420
BNP Paribas,
3.00% due 7/1/08	150,000	150,000
Calyon,
2.75% due 7/1/08	75,000	75,000
Danske Bank A/S,
3.15% due 7/1/08	150,000	150,000
Deutsche Bank,
2.50% due 7/1/08	2,353	2,353

06.30.08	Allianz Funds Annual Report	41

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2008

	Principal Amount (000s)	Value (000s)

Dexia Bank S.A., 3.15% due 7/1/08	$150,000	$150,000
Dorada Finance, Inc., 2.435% due 7/7/08, FRN (a)(f)(h)	10,000	10,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
2.50% due 7/1/08	150,000	150,000
Lloyds Bank,
2.50% due 7/1/08	150,000	150,000
Morgan Stanley,
2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(j)*,
2.55%	8,037	5,674
2.67%	4,121	2,910

		1,018,667

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $335,256; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $173,223 including accrued interest; Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $68,724 including accrued interest; and Freddie Mac Discount Note, zero coupon, due 7/14/08, valued at $100,000 (cost—$335,241)	335,241	335,241

Total Short-Term Investments (cost—$1,380,752)		1,353,908

Total Investments (cost—$5,088,353)—124.0%		5,331,091

Liabilities in excess of other assets—(24.0)%		(1,030,901)

Net Assets—100.0%		$4,300,190

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,011,946; cash collateral of $1,043,809 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair-valued security.

(h) Illiquid security.

(i) Affiliated security.

(j) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

42	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—3.8%
Boeing Co.	9,900	$651
Lockheed Martin Corp.	11,000	1,085

		1,736

Capital Goods—5.0%
Eaton Corp.	12,800	1,088
Textron, Inc.	25,600	1,227

		2,315

Chemicals—2.3%
Mosaic Co. (c)	7,300	1,056

Commercial Services—1.0%
Moody’s Corp. (e)	14,100	485

Consumer Discretionary—1.6%
Polo Ralph Lauren Corp.	11,600	728

Consumer Staples—6.2%
Altria Group, Inc.	18,200	374
Coca-Cola Co. (b)	17,200	894
Philip Morris International, Inc.	18,200	899
Unilever NV	23,700	673

		2,840

Energy—14.9%
Chevron Corp.	13,600	1,348
ConocoPhillips	15,000	1,416
EOG Resources, Inc.	9,700	1,272
Exxon Mobil Corp.	9,100	802
Patterson-UTI Energy, Inc.	15,500	559
XTO Energy, Inc.	21,500	1,473

		6,870

Financial Services—12.0%
CapitalSource, Inc., REIT (e)	88,500	981
CME Group, Inc.	1,600	613
Countrywide Financial Corp. (e)	84,800	360
Goldman Sachs Group, Inc.	1,400	245
JPMorgan Chase & Co. (b)	33,900	1,163
Lehman Brothers Holdings, Inc.	23,500	466
MBIA, Inc. (e)	32,625	143
PMI Group, Inc. (e)	45,105	88
SLM Corp. (c)	75,100	1,453

		5,512

Healthcare—13.4%
Abbott Laboratories (b)	34,300	1,817
Celgene Corp. (c)	6,100	390
Hologic, Inc. (c)	47,200	1,029
Merck & Co., Inc.	56,200	2,118
Roche Holdings AG (a)	4,600	827

		6,181

Materials & Processing—5.6%
Freeport-McMoRan Copper & Gold, Inc.	11,000	1,289
Nucor Corp.	4,800	359
Precision Castparts Corp. (b)	9,600	925

		2,573

Retail—1.9%
Costco Wholesale Corp.	7,300	512
McDonald’s Corp.	6,600	371

		883

Technology—23.2%
Adobe Systems, Inc. (c)(e)	49,000	1,930
Apple, Inc. (c)	8,100	1,356
Cisco Systems, Inc. (b)(c)	76,800	1,786
Corning, Inc.	28,000	645
Google, Inc., Class A (b)(c)	4,426	2,330

	Shares	Value (000s)

Intel Corp. (b)	71,809	$1,543
Nokia Corp. ADR	44,100	1,081

		10,671

Telecommunications—5.2%
AT&T, Inc. (b)	13,500	455
NII Holdings, Inc., Class B (c)	19,500	926
Sprint Nextel Corp.	106,400	1,011

		2,392

Transportation—4.2%
Continental Airlines, Inc., Class B (c)(e)	33,600	340
Union Pacific Corp. (b)	21,000	1,585

		1,925

Total Common Stock (cost—$55,991)		46,167

SHORT-TERM INVESTMENTS—10.0%
Collateral Invested for Securities on Loan (d)—9.5%
Allianz Dresdner Daily Asset Fund (f)	1,089,971	1,090

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,500	2,500
Lloyds Bank, 2.50% due 7/1/08	788	788

		4,378

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $234; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $240 including accrued interest (cost—$234)	234	234

Total Short-Term Investments (cost—$4,612)		4,612

Total Investments before options written (cost—$60,603)—110.3%		50,779

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE), strike price $57.50, expires 8/16/08	250	(9)
Adobe Systems, Inc. (OTC), strike price $43.50, expires 8/15/08	350	(19)
AMEX Oil Index (OTC), strike price $1,630, expires 8/16/08	30	(75)
Apple, Inc. (OTC), strike price $205, expires 8/15/08	50	(8)
Cisco Systems, Inc. (OTC), strike price $27.25, expires 8/15/08	500	(6)

	Contracts	Value (000s)

Freeport-McMoRan Copper & Gold, Inc. (OTC), strike price $147.50, expires 8/15/08	100	$(17)
Google, Inc., Class A, strike price $620, expires 8/16/08	30	(15)
Lockheed Martin Corp. (OTC), strike price $108, expires 8/15/08	80	(9)
Precision Castparts Corp., strike price $115, expires 8/16/08	75	(11)
S&P 500 Index (CBOE), strike price $1,375, expires 7/19/08	50	(4)
strike price $1,395, expires 8/16/08	50	(19)
Union Pacific Corp., strike price $90, expires 7/19/08	150	(1)

Total Options Written (premiums received—$311)		(193)

Total Investments net of options written (cost—$60,292) (a)—109.9%		50,586

Other liabilities in excess of other assets—(9.9%)		(4,545)

Net Assets—100.0%		$46,041

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $827, representing 1.80% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities On loan.

(e) All or portion of securities on loan with an aggregate market value of $4,162; cash collateral of $4,371 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
OTC—Over the Counter
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Schedule of Investments

OCC Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace—1.7%
Boeing Co.	147,000	$9,661

Capital Goods—4.1%
Eaton Corp.	123,500	10,494
Textron, Inc.	266,000	12,749

		23,243

Chemicals—2.4%
Monsanto Co.	64,200	8,117
Mosaic Co. (c)	38,200	5,528

		13,645

Commercial Services—1.2%
MasterCard, Inc., Class A	24,300	6,452

Consumer Discretionary—1.2%
Nike, Inc., Class B	110,300	6,575

Consumer Services—1.3%
Marriott International, Inc., Class A (e)	268,000	7,032

Consumer Staples—5.8%
Altria Group, Inc.	110,100	2,264
Coca-Cola Co.	314,100	16,327
Philip Morris International, Inc.	284,300	14,041

		32,632

Energy—13.5%
BJ Services Co.	295,000	9,422
ConocoPhillips	65,700	6,201
EOG Resources, Inc.	120,800	15,849
Nabors Industries Ltd. (c)(e)	127,300	6,267
Patterson-UTI Energy, Inc.	165,100	5,950
PetroHawk Energy Corp. (c)	353,000	16,348
XTO Energy, Inc.	231,600	15,867

		75,904

Financial Services—7.1%
BlackRock, Inc. (e)	27,000	4,779
CapitalSource, Inc., REIT (e)	805,000	8,919
CME Group, Inc.	23,800	9,120
SLM Corp. (c)(e)	862,000	16,680

		39,498

Healthcare—22.6%
Abbott Laboratories	210,400	11,145
Celgene Corp. (c)	424,300	27,100
Genzyme Corp. (c)	281,500	20,274
Gilead Sciences, Inc. (c)	215,000	11,384
Hologic, Inc. (c)(e)	843,600	18,391
Merck & Co., Inc.	638,000	24,046
Teva Pharmaceutical Industries Ltd. ADR (e)	310,000	14,198

		126,538

Materials & Processing—2.3%
Precision Castparts Corp.	134,500	12,962

Technology—32.0%
Apple, Inc. (c)	126,400	21,164
Broadcom Corp., Class A (c)	620,000	16,920
Cisco Systems, Inc. (c)	945,400	21,990
EMC Corp. (c)	561,000	8,241
Energizer Holdings, Inc. (c)	146,700	10,722
Google, Inc., Class A (c)	52,800	27,795
Intel Corp.	835,000	17,936
Oracle Corp. (c)	944,100	19,826
QUALCOMM, Inc.	596,000	26,445
Research In Motion Ltd. (c)	70,600	8,253

		179,292

	Shares	Value (000s)

Telecommunications—3.0%
NII Holdings, Inc., Class B (c)	355,400	$16,878

Total Common Stock (cost—$510,996)		550,312

SHORT-TERM INVESTMENTS—10.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—8.3%
Anglo Irish Bank 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
Deutsche Bank, 2.50% due 7/1/08	14,576	14,576
Dexia Bank S.A., 3.15% due 7/1/08	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
Morgan Stanley, 2.16% due 9/3/08, FRN	1,000	1,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		46,681

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $11,988; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $12,229 including accrued interest (cost—$11,987)	11,987	11,987

Total Short-Term Investments (cost—$59,563)		58,668

Total Investments (cost—$570,559)—108.7%		608,980

Liabilities in excess of other assets—(8.7%)		(48,852)

Net Assets—100.0%		$560,128

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $45,193; cash collateral of $46,924 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

44	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.2%
Aerospace—0.8%
Aerovironment, Inc. (c)(e)	75,713	$2,058

Capital Goods—3.7%
Chart Industries, Inc. (c)	49,888	2,427
Orion Energy Systems, Inc. (c)(e)	213,247	2,132
Titan International, Inc.	88,600	3,156
TurboChef Technologies, Inc. (c)(e)	281,900	1,347

		9,062

Commercial Services—8.6%
Huron Consulting Group, Inc. (c)	122,430	5,551
Innerworkings, Inc. (c)(e)	478,670	5,725
MPS Group, Inc. (c)	229,900	2,444
VistaPrint Ltd. (c)(e)	278,138	7,443

		21,163

Consumer Discretionary—4.7%
BJ’s Restaurants, Inc. (c)(e)	195,600	1,903
Leapfrog Enterprises, Inc. (c)(e)	261,870	2,179
LKQ Corp. (c)	51,700	934
Red Robin Gourmet Burgers, Inc. (c)(e)	141,400	3,923
Under Armour, Inc., Class A (c)(e)	104,600	2,682

		11,621

Consumer Services—7.6%
AerCap Holdings NV (c)(e)	260,200	3,286
American Public Education, Inc. (c)	70,273	2,744
Life Time Fitness, Inc. (c)(e)	196,900	5,818
Pinnacle Entertainment, Inc. (c)(e)	670,692	7,036

		18,884

Consumer Staples—0.8%
Green Mountain Coffee Roasters, Inc. (c)(e)	53,900	2,025

Energy—18.0%
Bill Barrett Corp. (c)	46,900	2,786
Complete Production Services, Inc. (c)	136,100	4,957
Comstock Resources, Inc. (c)	92,200	7,784
Delta Petroleum Corp. (c)(e)	121,800	3,108
PetroHawk Energy Corp. (c)	201,035	9,310
Petroquest Energy, Inc. (c)	189,758	5,105
Pioneer Drilling Co. (c)	376,200	7,076
RPC, Inc.	128,541	2,160
Tesco Corp. (c)	65,800	2,102

		44,388

Financial Services—3.6%
Interactive Brokers Group, Inc., Class A (c)	112,300	3,608
Nelnet, Inc., Class A (e)	467,694	5,252

		8,860

Healthcare—16.7%
Abaxis, Inc. (c)	131,405	3,171
BioMarin Pharmaceutical, Inc. (c)(e)	111,900	3,243
Cardiome Pharma Corp. (c)(e)	266,233	2,343
Cepheid, Inc. (c)	158,800	4,465
Cubist Pharmaceuticals, Inc. (c)(e)	221,561	3,957
Durect Corp. (c)	1,203,598	4,417

	Shares	Value (000s)

Halozyme Therapeutics, Inc. (c)(e)	403,885	$2,173
Immucor, Inc. (c)	45,483	1,188
Indevus Pharmaceuticals, Inc. (c)(e)	1,358,070	2,132
IPC The Hospitalist Co., Inc. (c)	227,655	4,285
POZEN, Inc. (c)(e)	415,739	4,523
Sepracor, Inc. (c)	96,285	1,918
United Therapeutics Corp. (c)(e)	34,600	3,382

		41,197

Materials & Processing—2.2%
Dynamic Materials Corp.	3,984	132
Intrepid Potash, Inc. (c)	81,339	5,351

		5,483

Technology—19.7%
Ariba, Inc. (c)	218,600	3,216
Atheros Communications, Inc. (c)	102,300	3,069
BluePhoenix Solutions Ltd. (c)(e)	368,420	1,698
Cogent Communications Group, Inc. (c)(e)	205,398	2,752
Commvault Systems, Inc. (c)(e)	163,099	2,714
Concur Technologies, Inc. (c)(e)	65,200	2,166
Microsemi Corp. (c)	80,850	2,036
Netlogic Microsystems, Inc. (c)(e)	90,936	3,019
Omniture, Inc. (c)(e)	151,791	2,819
Phase Forward, Inc. (c)	236,356	4,247
Sapient Corp. (c)	405,400	2,603
Syntel, Inc.	126,363	4,261
Taleo Corp., Class A (c)	107,034	2,097
Ultimate Software Group, Inc. (c)	51,400	1,831
Universal Display Corp. (c)(e)	30,292	373
Verigy Ltd. (c)	243,054	5,520
Wind River Systems, Inc. (c)	389,864	4,246

		48,667

Telecommunications—2.7%
Starent Networks Corp. (c)(e)	276,664	3,480
Switch & Data Facilities Co., Inc. (c)	185,679	3,155

		6,635

Transportation—8.4%
Aegean Marine Petroleum Network, Inc.	181,437	7,383
Celadon Group, Inc. (c)	184,151	1,840
Copa Holdings S.A., Class A	84,112	2,368
Knight Transportation, Inc. (e)	216,100	3,955
Navios Maritime Holdings, Inc.	246,400	2,387
Old Dominion Freight Line, Inc. (c)	90,300	2,711

		20,644

Utilities—1.7%
EnerNOC, Inc. (c)(e)	234,803	4,215

Total Common Stock (cost—$245,196)		244,902

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—25.3%
Collateral Invested for Securities on Loan (d)—25.2%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	5,000	$5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
BNP Paribas, 3.00% due 7/1/08	10,000	10,000
Calyon, 2.75% due 7/1/08	10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	3,156	3,156
Dexia Bank S.A., 3.15% due 7/1/08	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
ING Bank NV, 2.50% due 7/1/08	10,000	10,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(h)	1,000	1,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), 3.613%, (a)(b)(f)(g)(h)(i)*	1,237	873

		62,239

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $160; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $164 including accrued interest (cost—$160)	160	160

Total Short-Term Investments (cost—$64,553)		62,399

Total Investments (cost—$309,749)—124.5%		307,301

Liabilities in excess of other assets—(24.5%)		(60,360)

Net Assets—100.0%		$246,941

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

06.30.2008	Allianz Funds Annual Report	45

Schedule of Investments (cont.)

OCC Opportunity Fund

June 30, 2008

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $61,361; cash collateral of $64,311 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

46	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Renaissance Fund

June 30, 2008

Shares	Value (000s)

COMMON STOCK—97.9%

Aerospace—5.8%
Goodrich Corp.	536,000	$25,438
Precision Castparts Corp.	119,800	11,545
Raytheon Co.	353,000	19,867
Rockwell Collins, Inc.	240,800	11,549
Spirit Aerosystems Holdings, Inc., Class A (e)	597,700	11,464

		79,863

Building/Construction—2.8%
Centex Corp.	656,100	8,772
D.R. Horton, Inc. (g)	497,000	5,392
Foster Wheeler Ltd. (e)	335,100	24,513

		38,677

Capital Goods—3.7%
ArvinMeritor, Inc. (g)	1,553,200	19,384
Ford Motor Co. (e)(g)	990,626	4,765
Goodyear Tire & Rubber Co. (e)(g)	829,200	14,784
Oshkosh Truck Corp. (g)	243,945	5,047
Terex Corp. (e)	126,100	6,478

		50,458

Chemicals—3.5%
CF Industries Holdings, Inc.	76,700	11,720
Cytec Industries, Inc. (g)	267,000	14,568
Mosaic Co. (e)	145,000	20,981

		47,269

Commercial Services—1.9%
H&R Block, Inc. (g)	1,231,000	26,343

Consumer Discretionary—2.2%
Advance Auto Parts, Inc.	465,300	18,068
Family Dollar Stores, Inc. (g)	616,800	12,299

		30,367

Consumer Services—2.2%
Monster Worldwide, Inc. (e)	330,000	6,801
WPP Group PLC	1,290,000	12,327
Weight Watchers International, Inc. (g)	304,000	10,826

		29,954

Consumer Staples—3.8%
Bare Escentuals, Inc. (e)(g)	510,000	9,552
Clorox Co.	324,700	16,949
JM Smucker Co.	185,600	7,543
Lorillard, Inc. (e)(g)	260,600	18,023

		52,067

Energy—13.3%
Comstock Resources, Inc. (e)	440,000	$37,149
Halliburton Co.	324,900	17,243
Hess Corp.	123,600	15,597
Nabors Industries Ltd. (e)	245,400	12,081
National-Oilwell Varco, Inc. (e)	225,500	20,006
Newfield Exploration Co. (e)	595,300	38,843
PetroHawk Energy Corp. (d)(e)	884,972	40,983

		181,902

Financial Services—25.2%
AMB Property Corp., REIT	493,600	24,868
Annaly Capital Management, Inc., REIT	1,308,800	20,300
Assurant, Inc.	677,400	44,681
Assured Guaranty Ltd. (g)	453,100	8,151
Bank of New York Mellon Corp.	545,369	20,631

	Shares	Value (000s)
Capital One Financial Corp. (g)	455,000	$17,295
CapitalSource, Inc., REIT (g)	1,592,700	17,647
CIT Group, Inc. (g)	2,344,300	15,965
Douglas Emmett, Inc., REIT	851,900	18,716
Genworth Financial, Inc., Class A	942,000	16,777
Lehman Brothers Holdings, Inc. (g)	428,800	8,495
Nationwide Health Properties, Inc., REIT (g)	688,000	21,665
PartnerRe Ltd.	262,900	18,174
Platinum Underwriters Holdings Ltd. (g)	369,000	12,033
PNC Financial Services Group, Inc.	543,600	31,040
Prosperity Bancshares, Inc. (g)	981,300	26,230
Reinsurance Group of America, Inc. (g)	508,600	22,134

		344,802

Healthcare—3.2%
DaVita, Inc. (e)	267,400	14,207
Laboratory Corp. of America Holdings (e)(g)	240,000	16,711
United Therapeutics Corp. (e)(g)	123,500	12,072

		42,990

Materials & Processing—6.4%
Nucor Corp.	243,300	18,167
PPG Industries, Inc.	319,600	18,336
U.S. Steel Corp.	117,500	21,712
Vallourec S.A.	85,000	29,727

		87,942

Technology—6.8%
Affiliated Computer Services, Inc., Class A (e)	232,400	12,431
ASML Holding NV (g)	472,700	11,534
Ciena Corp. (e)(g)	774,000	17,933
EMC Corp. (e)	715,100	$10,505
Molex, Inc., Class A (g)	912,600	20,908
Teradyne, Inc. (e)	1,760,500	19,489

		92,800

Telecommunications—1.1%
NII Holdings, Inc., Class B (e)	308,000	14,627

Transportation—0.7%
UTI Worldwide, Inc.	500,000	9,975

Utilities—15.3%
American Electric Power Co., Inc.	923,700	37,160
Constellation Energy Group, Inc.	457,000	37,520
Entergy Corp.	236,800	28,530
NRG Energy, Inc. (e)(g)	424,100	18,194
PG&E Corp.	628,400	24,941
SCANA Corp. (g)	518,000	19,166
Southern Co.	600,700	20,976
Vectren Corp.	727,700	22,712

		209,199

Total Common Stock (cost—$1,373,972)		1,339,235

SHORT-TERM INVESTMENTS—20.5%

Collateral Invested for Securities On Loan (f)—17.4%
	principal amount (000s)
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	$20,000
Axon Financial Funding LLC, FRN (a)(b)(h)(i)(j)(k)*,
2.438%	18,000	14,778
2.56%	15,000	12,315
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Calyon,
2.75% due 7/1/08	30,000	30,000
Deutsche Bank,
2.50% due 7/1/08	10,934	10,934
Dexia Bank S.A.,
3.15% due 7/1/08	50,000	50,000
Dorada Finance, Inc.,
2.435% due 7/7/08, FRN (a)	5,000	5,000
Goldman Sachs Group L.P., Series 2,
2.541% due 9/12/08, FRN (a)	44,000	44,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
Lloyds Bank,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC,
2.527% due 8/1/08, FRN (a)(i)	5,000	5,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(h)(i)(j)(k)*,
2.55%	3,091	2,182
2.67%	4,121	2,910

		238,119

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $41,754; collateralized by Federal Home Loan Bank Discount Note, 2.94%, due 9/17/08, valued at $42,587 including accrued interest (cost—$41,752)	41,752	41,752

Total Short-Term Investments (cost—$287,898)		279,871

Total Investments before options written (cost—$1,661,870)—118.4%		1,619,106

OPTIONS WRITTEN (e)—(0.1)%
Call Options—(0.1)%
PetroHawk Energy Corp. (CBOE), strike price $40, expires 7/19/08 (premiums received—$62)	789	(568)

Total Investments net of options written (cost—$1,661,808) (c)—118.3%		1,618,538

Other liabilities in excess of other assets—(18.3)%		(250,083)

Net Assets—100.0%		$1,368,455

06.30.2008	Allianz Funds Annual Report	47

Schedule of Investments (cont.)

OCC Renaissance Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):

* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregate value of $42,054, representing 3.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(d) All or partial amount segregated as collateral for options written.

(e) Non-income producing.

(f) Securities purchased with the cash proceeds from securities on loan.

(g) All or portion of securities on loan with an aggregate market value of $236,309; cash collateral of $245,932 was received with which the Fund purchased short-term investments.

(h) Fair-valued security.

(i) Security issued by a structured investment vehicle (“SIV”).

(j) Illiquid security.

(k) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined.

Glossary:

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

REIT—Real Estate Investment Trust

48	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.4%
Aerospace—3.0%
AAR Corp. (a)	3,415	$46
Esterline Technologies Corp. (a)	1,130	56

		102

Capital Goods—3.1%
ArvinMeritor, Inc.	3,835	48
Flow International Corp. (a)	4,795	37
Tenneco, Inc. (a)	1,530	21

		106

Commercial Services—4.5%
CACI International, Inc., Class A (a)	960	44
Cenveo, Inc. (a)	4,800	47
Emergency Medical Services Corp., Class A (a)	1,135	26
Global Cash Access Holdings, Inc. (a)	5,755	39

		156

Consumer Discretionary—10.2%
Einstein Noah Restaurant Group, Inc. (a)	3,840	42
Iconix Brand Group, Inc. (a)	4,235	51
Insight Enterprises, Inc. (a)	2,875	34
Leapfrog Enterprises, Inc. (a)	8,970	75
Maidenform Brands, Inc. (a)	4,230	57
Wolverine World Wide, Inc.	1,360	36
World Wrestling Entertainment, Inc., Class A	3,605	56

		351

Consumer Services—6.8%
Carrols Restaurant Group, Inc. (a)	4,645	24
Geo Group, Inc. (a)	2,525	57
Macquarie Infrastructure Co. LLC	960	24
Silgan Holdings, Inc.	1,610	82
Winn-Dixie Stores, Inc. (a)	2,875	46

		233

Consumer Staples—0.5%
Papa John’s International, Inc. (a)	640	17

Energy—9.2%
Berry Petroleum Co., Class A	1,200	71
EXCO Resources, Inc. (a)	2,065	76
Matrix Service Co. (a)	2,080	48
Rosetta Resources, Inc. (a)	2,100	60
Unit Corp. (a)	715	59

		314

Financial Services—27.7%
Affiliated Managers Group, Inc. (a)	520	47
American Safety Insurance Holdings Ltd. (a)	2,880	41
Anworth Mortgage Asset Corp., REIT	2,555	17
Ashford Hospitality Trust, Inc., REIT	6,720	31
Assured Guaranty Ltd.	2,135	38
Boston Private Financial Holdings, Inc.	2,795	16
Bridge Capital Holdings (a)	3,360	39
Capstead Mortgage Corp., REIT	1,440	16
City National Corp.	512	22
Cousins Properties, Inc., REIT	2,390	55
Delphi Financial Group, Inc., Class A	2,450	57
DiamondRock Hospitality Co., REIT	2,560	28
Dupont Fabros Technology, Inc., REIT	2,725	51
Hallmark Financial Services, Inc. (a)	4,165	40
Investment Technology Group, Inc. (a)	2,270	76
MBIA, Inc.	3,690	16
Medical Properties Trust, Inc., REIT	5,135	52

	Shares	Value (000s)

Nationwide Health Properties, Inc., REIT	2,310	$73
Pacific Capital Bancorp	2,315	32
Prosperity Bancshares, Inc.	2,460	66
Renasant Corp.	3,525	52
Signature Bank & Trust (a)	1,530	39
Whitney Holding Corp.	2,390	44

		948

Healthcare—7.4%
Amsurg Corp. (a)	2,725	66
Merit Medical Systems, Inc. (a)	4,165	61
Perrigo Co.	2,005	64
Symmetry Medical, Inc. (a)	3,835	62

		253

Industrial Goods—3.0%
Astec Industries, Inc. (a)	1,285	41
Columbus Mckinnon Corp. (a)	2,560	62

		103

Materials & Processing—1.7%
AM Castle & Co.	2,005	57

Technology—7.1%
EnerSys (a)	2,395	82
Fairchild Semi-conductor International, Inc. (a)	3,215	38
Microsemi Corp. (a)	1,915	48
Quantum Corp. (a)	26,265	35
Teradyne, Inc. (a)	3,525	39

		242

Telecommunications—3.6%
Arris Group, Inc. (a)	8,015	68
Syniverse Holdings, Inc. (a)	3,525	57

		125

Transportation—0.9%
Republic Airways Holdings, Inc. (a)	3,525	31

Utilities—6.7%
Atmos Energy Corp.	2,640	73
Cleco Corp.	2,000	47
Vectren Corp.	3,530	110

		230

Total Common Stock (cost—$3,474)		3,268

EXCHANGE-TRADED FUND—1.0%
iShares Russell 2000 Index Fund (cost—$37)	550	35

	Principal Amount (000s)
Repurchase Agreement—59.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,047; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,088 including accrued interest (cost—$2,047)	$2,047	2,047

Total Investments (cost—$5,558)—156.2%		5,350

Liabilities in excess of other assets—(56.2%)		(1,925)

Net Assets—100.0%		$3,425

Notes to Schedule of Investments
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	49

Schedule of Investments

OCC Target Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—1.0%
Textron, Inc.	120,000	$5,752

Chemicals—4.3%
CF Industries Holdings, Inc.	45,000	6,876
Intrepid Potash, Inc. (c)	150,000	9,867
Mosaic Co. (c)	60,000	8,682

		25,425

Consumer Discretionary—3.7%
Bare Escentuals, Inc. (c)(e)	250,000	4,682
Coach, Inc. (c)	400,000	11,552
GameStop Corp., Class A (c)	45,000	1,818
Nordstrom, Inc.	125,000	3,788

		21,840

Consumer Services—12.1%
Aegean Marine Petroleum Network, Inc. (e)	200,000	8,138
Burger King Holdings, Inc. (e)	315,000	8,439
Central European Media Enterprises Ltd., Class A (c)(e)	100,000	9,053
Corrections Corp. of America (c)	590,000	16,207
Gaylord Entertainment Co. (c)(e)	200,000	4,792
Owens-Illinois, Inc. (c)	150,000	6,254
Pinnacle Entertainment, Inc. (c)(e)	400,000	4,196
Quanta Services, Inc. (c)(e)	100,000	3,327
Starwood Hotels & Resorts Worldwide, Inc.	150,000	6,010
XM Satellite Radio Holdings, Inc., Class A (c)(e)	700,000	5,488

		71,904

Consumer Staples—2.0%
Bunge Ltd. (e)	50,000	5,385
Fomento Economico Mexicano S.A. de C.V. ADR	150,000	6,826

		12,211

Energy—21.2%
BJ Services Co. (e)	250,000	7,985
Comstock Resources, Inc. (c)	150,000	12,664
First Solar, Inc. (c)	22,000	6,002
Helix Energy Solutions Group, Inc. (c)	265,000	11,035
National-Oilwell Varco, Inc. (c)	135,000	11,977
Newfield Exploration Co. (c)	200,000	13,050
Patterson-UTI Energy, Inc.	350,000	12,614
PetroHawk Energy Corp. (c)	775,000	35,890
Quicksilver Resources, Inc. (c)(e)	200,000	7,728
Superior Energy Services (c)	125,000	6,893

		125,838

Financial Services—6.6%
BlackRock, Inc. (e)	37,100	6,567
CapitalSource, Inc., REIT (e)	900,000	9,972
IntercontinentalExchange, Inc. (c)	55,000	6,270
Janus Capital Group, Inc. (e)	200,000	5,294
SLM Corp. (c)	550,000	10,642
VistaPrint Ltd. (c)	25,000	669

		39,414

Healthcare—13.2%
Celgene Corp. (c)	210,000	13,413
Gen-Probe, Inc. (c)	130,000	6,172
Hologic, Inc. (c)(e)	750,000	16,350
Illumina, Inc. (c)(e)	120,000	10,453
Intuitive Surgical, Inc. (c)	52,300	14,090
Psychiatric Solutions, Inc. (c)(e)	265,000	10,028
United Therapeutics Corp. (c)(e)	80,000	7,820

		78,326

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc. (e)	60,000	$7,151
Precision Castparts Corp.	115,000	11,083

		18,234

Technology—23.3%
Activision, Inc. (c)	350,000	11,924
American Tower Corp., Class A (c)	425,000	17,956
Broadcom Corp., Class A (c)	465,000	12,690
Ciena Corp. (c)(e)	402,920	9,336
Citrix Systems, Inc. (c)	390,000	11,470
Energizer Holdings, Inc. (c)	100,000	7,309
F5 Networks, Inc. (c)(e)	390,000	11,084
Gamesa Corp. Tecnologica S.A.	100,000	4,896
Global Payments, Inc.	240,000	11,184
Juniper Networks, Inc. (c)	435,000	9,648
Marvell Technology Group Ltd. (c)	650,000	11,479
MEMC Electronic Materials, Inc. (c)	110,000	6,769
Microchip Technology, Inc. (e)	420,000	12,827

		138,572

Telecommunications—5.5%
Clearwire Corp., Class A (c)(e)	565,000	7,322
NII Holdings, Inc., Class B (c)	375,000	17,809
Starent Networks Corp. (c)(e)	615,000	7,737

		32,868

Transportation—2.1%
Expeditors International Washington, Inc.	125,000	5,375
Knight Transportation, Inc. (e)	400,000	7,320

		12,695

Total Common Stock (cost—$504,621)		583,079

SHORT-TERM INVESTMENTS—22.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—21.4%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	10,000	8,210
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	7,083	7,083
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	5,000	5,000
ING Bank NV, 2.50% due 7/1/08	15,000	15,000
Lloyds Bank, 2.50% due 7/1/08	25,000	25,000
Morgan Stanley, 2.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		127,398

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08 proceeds $4,724; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $4,819 including accrued interest (cost—$4,724)	$4,724	$4,724

Total Short-Term Investments (cost—$134,807)		132,122

Total Investments (cost—$639,428) (j)—120.3%		715,201

Liabilities in excess of other assets—(20.3)%		(120,863)

Net Assets—100.0%		$594,338

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Group PLC (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $125,109; cash collateral of $129,635 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

(j) Securities with an aggregate value of $4,896, representing 0.8% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

50	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—94.7%
Aerospace—5.2%
Boeing Co.	235,800	$15,497
Lockheed Martin Corp.	114,700	11,316
Raytheon Co.	239,300	13,468

		40,281

Capital Goods—10.8%
3M Co.	195,100	13,577
General Electric Co.	2,122,400	56,647
Tyco International Ltd.	331,100	13,257

		83,481

Consumer Discretionary—1.5%
Yum! Brands, Inc.	327,000	11,475

Consumer Services—1.0%
Carnival Corp., UNIT	245,400	8,088

Consumer Staples—10.6%
Altria Group, Inc.	414,900	8,530
SUPERVALU, Inc. (d)	436,100	13,471
SYSCO Corp.	947,700	26,071
Unilever PLC ADR	1,192,000	33,865

		81,937

Energy—24.9%
BP PLC ADR (d)	593,200	41,269
Chevron Corp.	558,700	55,384
ConocoPhillips	372,800	35,189
Hess Corp. (d)	331,848	41,876
Transocean, Inc. (b)	128,200	19,536

		193,254

Environmental Services—1.1%
Nalco Holding Co.	396,900	8,395

Financial Services—25.0%
American International Group, Inc.	524,900	13,889
Annaly Capital Management,
Inc., REIT	2,196,700	34,071
Bank of America Corp.	299,000	7,137
Capital One Financial Corp. (d)	691,000	26,265
CapitalSource, Inc., REIT (d)	1,602,200	17,752
CIT Group, Inc. (d)	2,118,700	14,428
Citigroup, Inc. (d)	955,000	16,006
Genworth Financial, Inc., Class A	1,041,800	18,554
Lehman Brothers Holdings, Inc. (d)	765,900	15,173
MBIA, Inc. (d)	708,200	3,109
Morgan Stanley	223,000	8,044
National City Corp. (d)	1,419,500	6,771
PMI Group, Inc. (d)	898,500	1,752
Prudential Financial, Inc. (d)	187,400	11,195

		194,146

Healthcare—9.2%
Aetna, Inc.	691,300	28,018
Theravance, Inc. (b)(d)	570,000	6,766
WellPoint, Inc. (b)	760,700	36,255

		71,039

Utilities—5.4%
American Electric Power Co., Inc.	473,400	19,045
Constellation Energy Group, Inc.	280,400	23,021

		42,066

Total Common Stock (cost—$935,111)		734,162

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—26.3%
Collateral Invested for Securities on Loan (c)—20.6%
Allianz Dresdner Daily Asset Fund (e)	36,584,314	$36,584

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	30,000	30,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	11,597	11,597
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	20,000	20,000
Morgan Stanley, 2.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(f)	4,000	4,000

		160,181

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $44,346; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $45,234 including accrued interest (cost—$44,344)	44,344	44,344

Total Short-Term Investments (cost—$204,525)		204,525

Total Investments (cost—$1,139,636)—121.0%		$938,687

Liabilities in excess of other assets—(21.0%)		(163,062)

Net Assets—100.0%		$775,625

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $157,479; cash collateral of $165,484 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.2008	Allianz Funds Annual Report	51

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Capital Goods—5.4%
Deere & Co.	118,195	$8,525
Fluor Corp.	52,105	9,696
Textron, Inc.	148,700	7,127

		25,348

Consumer Discretionary—9.5%
Avon Products, Inc.	192,970	6,951
CVS Corp.	338,970	13,413
McDonald’s Corp.	200,200	11,255
Wal-Mart Stores, Inc. (a)	231,525	13,012

		44,631

Consumer Staples—6.1%
Coca-Cola Co.	137,840	7,165
Colgate-Palmolive Co.	141,730	9,794
PepsiCo, Inc.	95,220	6,055
Procter & Gamble Co.	94,050	5,719

		28,733

Energy—8.3%
Schlumberger Ltd.	148,730	15,978
Weatherford International Ltd. (b)(d)	242,945	12,048
XTO Energy, Inc.	164,560	11,274

		39,300

Financial Services—7.0%
Charles Schwab Corp.	113,139	2,324
Goldman Sachs Group, Inc.	28,760	5,030
IntercontinentalExchange, Inc. (b)	50,400	5,746
M&T Bank Corp. (d)	52,830	3,727
Northern Trust Corp.	112,035	7,682
U.S. Bancorp	174,305	4,861
Wachovia Corp. (d)	217,325	3,375

		32,745

Healthcare—15.9%
Abbott Laboratories	168,705	8,936
Allergan, Inc.	73,650	3,834
Baxter International, Inc.	117,375	7,505
Celgene Corp. (a)(b)	84,629	5,405
Genentech, Inc. (b)	97,560	7,405
Gilead Sciences, Inc. (a)(b)	183,350	9,708
Medco Health Solutions, Inc. (b)	49,900	2,355
Merck & Co., Inc.	228,055	8,595
Shire Pharmaceuticals Group PLC ADR (d)	121,845	5,986
St. Jude Medical, Inc. (b)	160,440	6,559
Teva Pharmaceutical Industries Ltd. ADR (d)	186,760	8,554

		74,842

Materials & Processing—5.7%
Air Products & Chemicals, Inc.	71,800	7,098
Companhia Vale do Rio Doce ADR (d)	124,565	4,462
Monsanto Co. (a)	64,650	8,174
Precision Castparts Corp.	75,338	7,260

		26,994

Multi-Media—1.7%
Walt Disney Co.	253,480	7,909

Oil & Gas—6.1%
Exxon Mobil Corp.	190,835	16,818
Transocean, Inc. (b)	78,239	11,923

		28,741

Technology—21.3%
Adobe Systems, Inc. (b)(d)	137,515	5,417
Amazon.com, Inc. (b)	77,100	5,654

	Shares	Value (000s)

Apple, Inc. (a)(b)	100,745	$16,869
Corning, Inc.	229,386	5,287
Google, Inc., Class A (b)	20,985	11,047
Hewlett-Packard Co.	187,171	8,275
Intel Corp.	431,740	9,274
Microsoft Corp.	344,110	9,466
Oracle Corp. (b)	335,915	7,054
Research In Motion Ltd. (b)	48,165	5,630
Texas Instruments, Inc.	183,695	5,173
Thermo Fisher Scientific, Inc. (b)	166,155	9,260
Yahoo!, Inc. (b)	93,700	1,936

		100,342

Telecommunications—6.4%
AT&T, Inc.	258,725	8,716
Cisco Systems, Inc. (a)(b)	361,150	8,400
QUALCOMM, Inc.	176,575	7,835
Verizon Communications, Inc.	146,855	5,199

		30,150

Total Common Stock (cost—$407,015)		439,735

SHORT-TERM INVESTMENTS—7.3%
Collateral Invested for Securities on Loan (c)—5.7%
Allianz Dresdner Daily Asset Fund (e)	4,993,446	4,993

	Principal Amount (000s)
Deutsche Bank,
2.50% due 7/1/08	$18,882	18,882
Morgan Stanley,
2.16% due 9/3/08, FRN	3,000	3,000

		26,875

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $7,341; collateralized by Federal Home Loan Bank Discount Note, 5.006%, due 7/9/08,valued at $7,491 including accrued interest (cost—$7,341)	7,341	7,341

Total Short-Term Investments (cost—$34,216)		34,216

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.4%
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	1,773	127
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	1,149	793
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	4,464	960

		1,880

	Contracts	Value (000s)

Put Options—0.3%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	646	$1,573

Total Options Purchased (cost—$5,231)		3,453

Total Investments before options written (cost—$446,462)—101.4%		477,404

OPTIONS WRITTEN (b)—(1.7)%
Call Options—(0.6)%
Air Product & Chemicals, Inc., strike price $120, expires 1/17/09	718	(172)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	1,773	(9)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	1,149	(563)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	3,133	(276)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	1,833	(660)
Monsanto Co. (CBOE), strike price $170, expires 1/17/09	646	(371)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	8,927	(402)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	1,777	(515)

		(2,968)

Put Options—(1.1)%
Air Products & Chemicals (CBOE), strike price $90, expires 1/17/09	768	(392)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	771	(513)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	1,773	(709)
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	1,149	(253)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	1,728	(449)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	2,495	(44)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	6,532	(444)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	646	(198)
strike price $110, expires 1/17/09	646	(616)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	756	(760)

52	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	4,464	$(870)

		(5,248)

Total Options Written (premiums received—$10,488)		(8,216)

Total Investments net of options written (cost—$435,974)—99.7%		469,188

Other assets less other liabilities—0.3%		1,606

Net Assets—100.0%		$470,794

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $25,946; cash collateral of $26,836 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	53

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.2%
Aerospace—1.8%
Alliant Techsystems, Inc. (a)	12,120	$1,232
Goodrich Corp.	1,870	89

		1,321

Building/Construction—1.8%
Foster Wheeler Ltd. (a)	18,512	1,354

Capital Goods—5.7%
CH Robinson Worldwide, Inc.	9,470	519
Cooper Industries Ltd., Class A	20,033	791
Intermec, Inc. (a)(c)	36,999	780
J.B. Hunt Transport Services, Inc. (c)	13,850	461
Joy Global, Inc.	5,030	382
Roper Industries, Inc. (c)	12,155	801
Shaw Group, Inc. (a)	7,655	473

		4,207

Communications—1.9%
MetroPCS Communications, Inc. (a)(c)	36,134	640
NII Holdings, Inc., Class B (a)	16,334	776

		1,416

Consumer Discretionary—10.3%
Avon Products, Inc.	42,105	1,517
China Nepstar Chain Drug Ltd. ADR (c)	13,630	118
Chipotle Mexican Grill, Inc., Class B (a)	1,210	91
Gildan Activewear, Inc. (a)	28,695	742
Guess?, Inc.	15,375	576
International Game Technology	16,792	419
Longs Drug Stores Corp.	22,485	947
McKesson Corp.	2,605	146
Navistar International Corp. (a)	5,300	349
Nordstrom, Inc.	13,560	411
Phillips-Van Heusen	14,990	549
Ross Stores, Inc.	32,855	1,167
Urban Outfitters, Inc. (a)	21,720	677

		7,709

Consumer Services—4.5%
Apollo Group, Inc., Class A (a)	12,845	568
Crown Holdings, Inc. (a)	15,310	398
E.W. Scripps Co., Class A	15,230	633
Owens-Illinois, Inc. (a)	8,740	364
Quanta Services, Inc. (a)(c)	41,142	1,369

		3,332

Consumer Staples—5.8%
Bunge Ltd. (c)	4,950	533
Clorox Co.	5,870	306
Hansen Natural Corp. (a)(c)	10,730	309
Kroger Co.	35,700	1,031
Sara Lee Corp.	20,840	255
Molson Coors Brewing Co., Class B	23,175	1,259
Pepsi Bottling Group, Inc.	7,900	221
Wm. Wrigley Jr. Co.	5,220	406

		4,320

Energy—14.0%
Arch Coal, Inc. (c)	3,210	241
Consol Energy, Inc.	11,020	1,238
Core Laboratories NV (a)	5,920	843
First Solar, Inc. (a)	435	119
Massey Energy Co.	3,300	309
Murphy Oil Corp.	2,800	275
Nabors Industries Ltd. (a)	17,050	839
National-Oilwell Varco, Inc. (a)	9,625	854
Newfield Exploration Co. (a)	10,810	705
Range Resources Corp.	13,870	909
Southwestern Energy Co. (a)	29,764	1,417

	Shares	Value (000s)

Sunoco, Inc.	13,350	$543
Sunpower Corp., Class A (a)(c)	1,175	85
Diamond Offshore Drilling, Inc.	6,070	845
Weatherford International Ltd. (a)	24,154	1,198

		10,420

Environmental Services—1.6%
Republic Services, Inc.	38,970	1,157

Financial Services—5.7%
City National Corp.	810	34
Federated Investors, Inc., Class B	6,200	213
Genworth Financial, Inc., Class A	16,085	287
IntercontinentalExchange, Inc. (a)	1,750	200
Invesco Ltd.	6,725	161
Janus Capital Group, Inc. (c)	18,255	483
Lazard Ltd.	9,626	329
M&T Bank Corp. (c)	6,760	477
Northern Trust Corp.	17,547	1,203
Och-Ziff Capital Management Group LLC (c)	12,365	235
Progressive Corp.	12,100	232
Zions Bancorporation (c)	12,832	404

		4,258

Healthcare—11.1%
Allergan, Inc.	17,920	933
Barr Laboratories, Inc. (a)	1,915	86
Charles River Laboratories International, Inc. (a)	10,105	646
Community Health Systems, Inc. (a)	5,500	181
Covance, Inc. (a)	2,170	187
Coventry Health Care, Inc. (a)(c)	22,025	670
Express Scripts, Inc. (a)(c)	13,015	816
Hologic, Inc. (a)	22,767	496
Icon PLC ADR (a)	6,100	461
Illumina, Inc. (a)(c)	7,915	690
ImClone Systems, Inc. (a)	4,090	165
Qiagen NV (a)(c)	46,805	942
Quest Diagnostics, Inc. (c)	9,827	476
Shire Pharmaceuticals Group PLC ADR (c)	12,455	612
St. Jude Medical, Inc. (a)	11,270	461
United Therapeutics Corp. (a)(c)	4,180	409

		8,231

Hotels/Gaming—0.4%
Starwood Hotels & Resorts Worldwide, Inc.	6,812	273

Industrial—0.5%
AGCO Corp. (a)	6,685	350

Insurance—0.2%
Cigna Corp.	3,630	129

Materials & Processing—5.0%
Air Products & Chemicals, Inc.	9,200	909
Cleveland-Cliffs, Inc.	8,020	956
Intrepid Potash, Inc. (a)	10,815	711
Precision Castparts Corp.	6,190	597
U.S. Steel Corp.	3,020	558

		3,731

Technology—25.1%
Activision, Inc. (a)	27,199	927
Akamai Technologies, Inc. (a)(c)	25,635	892
Amazon.com, Inc. (a)	7,045	517
Ametek, Inc.	32,119	1,517
Cognizant Technology Solutions
Corp., Class A (a)	27,610	898
Crown Castle International Corp. (a)	9,090	352
Dolby Laboratories, Inc., Class A (a)	16,150	651
Electronic Arts, Inc. (a)	27,285	1,212
Fiserv, Inc. (a)	16,450	746
Global Payments, Inc.	12,475	581

	Shares	Value (000s)

Intersil Corp., Class A	30,515	$742
Intuit, Inc. (a)	13,550	374
Juniper Networks, Inc. (a)	27,645	613
Marvell Technology Group Ltd. (a)	34,445	608
Maxim Integrated Products, Inc.	36,491	772
McAfee, Inc. (a)	26,335	896
MEMC Electronic Materials, Inc. (a)	1,935	119
Microchip Technology, Inc. (c)	13,050	399
National Semi-conductor Corp.	5,135	105
Netapp, Inc. (a)(c)	28,620	620
ON Semi-conductor Corp. (a)(c)	63,215	580
PMC-Sierra, Inc. (a)(c)	64,380	493
Salesforce.com, Inc. (a)	9,795	668
SBA Communications Corp., Class A (a)	40,321	1,452
Thermo Fisher Scientific, Inc. (a)	16,785	935
Xilinx, Inc.	38,820	980

		18,649

Telecommunications—0.2%
SAVVIS, Inc. (a)(c)	12,510	162

Utilities—1.6%
NRG Energy, Inc. (a)	23,650	1,014
PPL Corp.	3,590	188

		1,202

Total Common Stock (cost—$69,614)		72,221

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (b)—16.9%
Allianz Dresdner Daily Asset Fund (d)	3,391,405	3,391

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,185	2,185
Natixis, 2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA, 2.25% due 7/1/08	3,500	3,500

Total Short-Term Investments (cost—$12,576)		12,576

Total Investments (cost—$82,190)—114.1%		84,797

Liabilities in excess of other assets—(14.1%)		(10,497)

Net Assets—100.0%		$74,300

54	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $12,001; cash collateral of $12,359 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	55

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—102.3%
Aerospace—0.8%
General Dynamics Corp. (a)	562	$47

Building—1.4%
Lennar Corp., Class A	4,855	60
Toll Brothers, Inc. (b)	1,300	24

		84

Capital Goods—2.6%
Colfax Corp. (b)	668	17
Deere & Co. (a)	882	64
Fluor Corp. (a)	415	77

		158

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	693	30

Consumer Discretionary—14.1%
Avon Products, Inc.	2,289	83
China Nepstar Chain Drug Ltd. ADR	1,984	17
CVS Corp. (a)	4,483	177
Dick’s Sporting Goods, Inc. (b)	2,160	38
GameStop Corp., Class A (a)(b)	1,925	78
Gildan Activewear, Inc. (b)	1,659	43
Guess?, Inc.	790	30
Gymboree Corp. (b)	590	24
Macrovision Solutions Corp. (b)	858	13
McDonald’s Corp. (a)	2,445	137
Nordstrom, Inc.	148	5
Royal Caribbean Cruises Ltd.	1,900	43
Wal-Mart Stores, Inc. (a)	2,508	141
Walt Disney Co.	963	30

		859

Consumer Services—0.6%
Quanta Services, Inc. (a)(b)	1,145	38

Consumer Staples—3.1%
Coca-Cola Co. (a)	1,756	92
Colgate-Palmolive Co. (a)	1,450	100

		192

Energy—11.5%
Concho Resources, Inc. (a)(b)	3,525	131
Diamond Offshore Drilling, Inc.	120	17
First Solar, Inc. (a)(b)	338	92
Schlumberger Ltd. (a)	1,603	172
Southwestern Energy Co. (b)	1,541	73
Sunpower Corp., Class A (a)(b)	1,523	110
Weatherford International Ltd. (b)	1,462	73
XTO Energy, Inc.	494	34

		702

Financial Services—6.7%
Charles Schwab Corp.	708	15
Citigroup, Inc. (a)	6,151	103
IntercontinentalExchange, Inc. (a)(b)	814	93
Lazard Ltd.	1,006	34
Northern Trust Corp. (a)	1,793	123
U.S. Bancorp	1,415	39

		407

Healthcare—9.2%
Abbott Laboratories	1,173	62
Allergan, Inc.	846	44
Celgene Corp. (b)	1,057	68
Gilead Sciences, Inc. (a)(b)	2,264	120
Hologic, Inc. (b)	1,435	31
Merck & Co., Inc.	851	32
Shire Pharmaceuticals Group PLC ADR	1,521	75

	Shares	Value (000s)

St. Jude Medical, Inc. (a)(b)	790	$32
Teva Pharmaceutical Industries Ltd. ADR (a)	2,055	94

		558

Hotels/Gaming—0.5%
MGM Mirage, Inc. (b)	895	30

Materials & Processing—10.9%
Air Products & Chemicals, Inc.	661	65
Monsanto Co. (a)	1618	205
Potash Corp. of Saskatchewan	220	50
Cleveland-Cliffs, Inc. (a)	2,312	276
Precision Castparts Corp. (a)	480	46
Weyerhaeuser Co.	430	22

		664

Oil & Gas—4.0%
Exxon Mobil Corp.	1,287	113
Transocean, Inc. (a)(b)	878	134

		247

Technology—33.7%
Activision, Inc. (b)	2,062	70
Adobe Systems, Inc. (b)	800	31
Amazon.com, Inc. (b)	810	59
American Tower Corp., Class A (b)	1,220	52
Apple, Inc. (a)(b)	1,575	264
Cisco Systems, Inc. (b)	2,045	48
Cognizant Technology Solutions Corp., Class A (b)	952	31
Corning, Inc. (a)	3,658	84
Crown Castle International Corp. (b)	1,130	44
Ctrip.com International Ltd. ADR	566	26
Data Domain, Inc. (b)	1,675	39
Electronic Arts, Inc. (b)	579	26
EMC Corp. (b)	4,999	73
Google, Inc., Class A (a)(b)	271	143
Intel Corp.	2,345	50
Itron, Inc. (b)	667	66
Marvell Technology Group Ltd. (b)	930	16
Maxim Integrated Products, Inc.	1,050	22
MEMC Electronic Materials, Inc. (b)	840	52
Micron Technology, Inc. (b)	4,475	27
Microsoft Corp.	6,635	182
Nuance Communications, Inc. (b)	2,250	35
Oracle Corp. (a)(b)	4,085	86
PMC-Sierra, Inc. (b)	3,770	29
QUALCOMM, Inc. (a)	2,160	96
Research In Motion Ltd. (a)(b)	1,300	152
Riverbed Technology, Inc. (b)	990	14
Salesforce.com, Inc. (a)(b)	1,296	88
Texas Instruments, Inc.	1,982	56
Thermo Fisher Scientific, Inc. (b)	804	45
Waters Corp. (b)	395	25
Yahoo!, Inc. (b)	1,210	25

		2,056

Telecommunications—2.7%
AT&T, Inc. (a)	3,025	102
NII Holdings, Inc., Class B (b)	658	31
SBA Communications Corp., Class A (b)	833	30

		163

Total Common Stock (cost—$6,097)		6,235

	Principal Amount (000s)	Value (000s)

U.S. TREASURY BILLS—3.1%
U.S. Treasury Bills, 1.01%, due 9/4/08-9/25/08 (cost—$189)	$189	$189

OPTIONS PURCHASED (b)—2.6%
	Contracts
Call Options—1.8%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	16
Apollo Group, Inc. (CBOE), strike price $50, expires 11/22/08	16	6
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	7	1
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	15	11
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/17/09	18	7
CommScope, Inc. (CBOE), strike price $55, expires 1/17/09	7	4
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	3	1
Intel Corp. (CBOE), strike price $30, expires 1/17/09	42	1
Longs Drug Stores Corp. (CBOE), strike price $45, expires 9/20/08	38	8
Palm, Inc. (CBOE), strike price $7.50, expires 1/17/09	25	1
Riverbed Technology, Inc. (CBOE), strike price $15, expires 12/20/08	25	5
strike price $17.50, expires 12/20/08	61	9
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	6	10
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	—(c)
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	79	17
Texas Instruments, Inc. (CBOE), strike price $30, expires 7/19/08	12	—(c)
Wachovia Corp. (CBOE), strike price $17.50, expires 8/16/08	64	9

		106

Put Options—0.8%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	15	36
Powershares QQQ Trust (CBOE), strike price $45, expires 9/20/08	12	3

56	Allianz Funds Annual Report	06.30.2008

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE), strike price $138, expires 9/22/08	10	$11

		50

Total Options Purchased (cost—$193)		156

Total Investments before options written and securities sold short (cost—$6,479)—108.0%		6,580

OPTIONS WRITTEN (b)—(7.7)%
Call Options—(3.7)%
Adobe Systems, Inc. (CBOE), strike price $40, expires 1/17/09	3	(1)
American Tower Corp. (CBOE), strike price $50, expires 1/17/09	4	—(c)
Apollo Group, Inc. (CBOE), strike price $70, expires 11/22/08	16	(1)
Apple, Inc. (CBOE), strike price $210, expires 1/17/09	9	(9)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	7	—(c)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	15	(7)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 7/19/08	6	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	62	(8)
Cleveland-Cliffs, Inc. (CBOE), strike price $60, expires 10/18/08	6	(35)
strike price $72.50, expires 7/19/08	8	(38)
CommScope, Inc. (CBOE), strike price $70, expires 1/17/09	7	(1)
Concho Resources, Inc. (CBOE), strike price $40, expires 12/20/08	6	(3)
Crocs, Inc. (CBOE), strike price $20, expires 9/20/08	16	—(c)
CVS Corp. (CBOE), strike price $42.50, expires 11/22/08	7	(1)
Dick’s Sporting Goods, Inc. (CBOE), strike price $32.50, expires 9/20/08	23	—(c)
Exxon Mobil Corp. (CBOE), strike price $100, expires 7/19/08	8	—(c)
First Solar, Inc. (CBOE), strike price $310, expires 12/20/08	3	(12)
GameStop Corp. (CBOE), strike price $45, expires 1/17/09	19	(8)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	21	(8)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $690, expires 1/17/09	2	$(3)
Hewlett-Packard Co. (CBOE), strike price $50, expires 8/16/08	13	—(c)
Intel Corp. (CBOE), strike price $35, expires 1/17/09	42	—(c)
Lennar Corp. (CBOE), strike price $17.50, expires 8/16/08	47	(1)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	12	(2)
MEMC Electronic Materials, Inc. (CBOE), strike price $75, expires 1/17/09	7	(4)
MGM Mirage, Inc. (CBOE), strike price $55, expires 1/17/09	11	(1)
Micron Technology, Inc. (CBOE), strike price $7, expires 10/18/08	43	(2)
Microsoft Corp. (CBOE), strike price $35, expires 1/17/09	79	(3)
Monsanto Co. (CBOE), strike price $120, expires 10/18/08	3	(5)
strike price $170, expires 1/17/09	15	(9)
Oracle Corp. (CBOE), strike price $22.50, expires 1/17/09	41	(7)
Potash Corp. of Saskatchewan (CBOE), strike price $220, expires 9/20/08	2	(6)
Powershares QQQ Trust (CBOE), strike price $48, expires 9/30/08	12	(2)
Qualcomm, Inc. (CBOE), strike price $52.50, expires 10/18/08	12	(1)
Riverbed Technology, Inc. (CBOE), strike price $20, expires 12/20/08	25	(2)
strike price $22.50, expires 12/20/08	61	(4)
Salesforce.com, Inc. (CBOE), strike price $85, expires 1/17/09	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	—(c)
Schlumberger Ltd. (CBOE), strike price $90, expires 8/16/08	7	(14)
Shire Pharmaceuticals Group PLC ADR (CBOE), strike price $60, expires 1/17/09	5	(1)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	158	(7)
Sunpower Corp. (CBOE), strike price $130, expires 1/17/09	6	(1)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 1/17/09	2	—(c)

	Contracts	Value (000s)

Toll Brothers, Inc. (CBOE), strike price $22.50, expires 12/20/08	13	$(2)
Wachovia Corp. (CBOE), strike price $22.50, expires 8/16/08	64	(2)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	24	(7)
Yahoo!, Inc. (CBOE), strike price $30, expires 10/18/08	58	(2)
strike price $32.50, expires 10/18/08	38	(1)

		(224)

Put Options—(4.0)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	—(c)
strike price $90, expires 1/17/09	3	(2)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	30	(20)
Apollo Group, Inc. (CBOE), strike price $40, expires 1/17/09	16	(7)
Apple, Inc. (CBOE), strike price $115, expires 1/17/09	6	(2)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	7	(3)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	3	(1)
strike price $230, expires 1/17/09	3	(6)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	6	—(c)
strike price $50, expires 1/17/09	15	(3)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	13	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	18	(5)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/17/09	18	(3)
CommScope, Inc. (CBOE), strike price $45, expires 1/17/09	7	(2)
Corning, Inc. (CBOE), strike price $20, expires 1/17/09	23	(3)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	14	—(c)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	77	(5)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	3	(2)
EMC Corp. (CBOE), strike price $15, expires 1/17/09	10	(2)

06.30.2008	Allianz Funds Annual Report	57

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

Energizer Holdings, Inc. (CBOE), strike price $85, expires 8/16/08	3	$(4)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 7/19/08	30	(10)
GameStop Corp. (CBOE), strike price $35, expires 1/17/09	18	(5)
Google, Inc. (CBOE), strike price $460, expires 1/17/09	5	(14)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	91	(14)
Longs Drug Stores Corp. (CBOE), strike price $30, expires 12/20/08	22	(2)
strike price $40, expires 12/20/08	16	(6)
Macrovision Solutions Corp. (CBOE), strike price $15, expires 1/17/09	16	(3)
MGM Mirage, Inc. (CBOE), strike price $45, expires 1/17/09	14	(18)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	14	(1)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	15	(5)
strike price $110, expires 1/17/09	15	(14)
Nordstrom, Inc. (CBOE), strike price $25, expires 1/17/09	44	(8)
Oracle Corp. (CBOE), strike price $17.50, expires 1/17/09	17	(1)
Powershares QQQ Trust (CBOE), strike price $40, expires 9/20/08	12	(1)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 10/18/08	4	—(c)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	12	(12)
Riverbed Technology, Inc. (CBOE), strike price $12.50, expires 12/20/08	86	(16)
Salesforce.com, Inc., (CBOE), strike price $50, expires 8/16/08	6	—(c)
strike price $50, expires 1/16/10	4	(3)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	14	(8)
SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	79	(15)
Texas Instruments, Inc. (CBOE), strike price $27.50, expires 10/18/08	11	(2)

	Contracts	Value (000s)

Wachovia Corp. (CBOE), strike price $15, expires 8/16/08	64	$(13)

		(243)

Total Options Written (premiums received—$575)		(467)

SECURITIES SOLD SHORT—(5.0)%
	Shares
Exchange-Traded Funds—(3.5)%
Oil Service HOLDRs Trust	208	(46)
Powershares QQQ Trust	1,587	(72)
Retail HOLDRs Trust	428	(38)
SPDR Trust Series 1, UNIT	415	(53)

		(209)

Financial Services—(0.3)%
Bank of America Corp.	545	(13)
Merrill Lynch & Co., Inc.	246	(8)

		(21)

Industrial—(0.7)%
Caterpillar, Inc.	575	(42)

Machinery—(0.2)%
Graco, Inc.	375	(14)

Technology—(0.3)%
NVIDIA Corp. (b)	1,050	(20)

Total Securities Sold Short (proceeds—$335)		(306)

Total Investments net of options written and securities sold short (cost—$5,569)—95.3%		5,807

Other assets less other liabilities—4.7%		287

Net Assets—100.0%		$6,094

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

58	Allianz Funds Annual Report	06.30.2008	See accompanying Notes to Financial Statements

(THIS PAGE INTIONTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	59

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Assets:
Investments, at value	$1,672,585	$131,841	$1,538,246
Investments in Affiliates, at value	—	—	—
Cash	31	—	48
Security lending interest receivable (net)	—	—	2
Receivable for investments sold	48,436	3,031	37,814
Receivable for Fund shares sold	1,079	78	3,013
Dividends and interest receivable (net of foreign taxes)	1,142	118	429
Contingent receivable from Letter of Credit (See Note 6)	5,714	—	6,072
	1,728,987	135,068	1,585,624

Liabilities:
Payable to for investments purchased	72,683	—	—
Overdraft due to custodian	—	—	—
Options written, at value	—	—	—
Payable for Fund shares redeemed	2,840	179	3,740
Payable for collateral for securities on loan	143,980	—	159,386
Investment advisory fee payable	564	49	514
Administration fees payable	358	29	342
Distribution fees payable	197	2	141
Servicing fees payable	127	2	138
Other payables	18	—	—
	220,767	261	164,261
Net Assets	$1,508,220	$134,807	$1,421,363

Net Assets Consist of:
Paid-in-capital	$1,442,455	$140,617	$1,309,993
Undistributed (dividends in excess of) net investment income	1	107	1
Accumulated net realized gain (loss)	(18,167)	(6,747)	(6,935)
Net unrealized appreciation (depreciation) of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	83,931	830	118,304
	$1,508,220	$134,807	$1,421,363

Net Assets:
Class D	$37,601	$1,811	$193,223
Other Classes	1,470,619	132,996	1,228,140

Shares Issued and Outstanding:
Class D	2,090	187	7,505
Other Classes	80,931	13,649	47,480

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$17.99	$9.67	$25.75

Cost of Investments	$1,594,368	$131,011	$1,426,014
Cost of Investments in Affiliates	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—

60	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$24,620	$22,649	$17,229	$36,317	$8,412,897	$1,088,222	$11,612	$5,250,996
—	—	—	1,325	—	17,748	—	80,095
—	10	—	—	1	—	—	902
—	—	—	—	71	7	—	332
150	—	—	—	—	18,138	—	16,615
7	—	—	7	57,082	3,575	33	21,498
32	225	13	170	30,563	2,631	35	6,393
—	—	—	—	26,272	—	—	26,844
24,809	22,884	17,242	37,819	8,526,886	1,130,321	11,680	5,403,675

$—	$211	$—	$—	$54,211	$20,719	$—	$44,962
94	—	—	—	—	—	—	—
—	35	—	—	—	—	—	—
150	—	7	123	25,000	6,834	12	8,807
—	—	—	4,076	571,514	61,281	—	1,045,516
10	12	9	18	2,880	406	6	2,067
8	5	4	10	1,852	297	4	1,075
9	—	—	6	1,133	111	2	557
5	—	—	5	1,101	144	2	501
—	—	—	—	—	—	—	—
276	263	20	4,238	657,691	89,792	26	1,103,485
$24,533	$22,621	$17,222	$33,581	$7,869,195	$1,040,529	$11,654	$4,300,190

$25,096	$24,393	$18,710	$43,333	$8,664,719	$1,204,505	$14,323	$3,580,479
—	270	—	521	6,760	266	7	47,757
(417)	564	(2,418)	(2,158)	372,192	(43,805)	(42)	402,372
(146)	(2,606)	930	(8,115)	(1,174,476)	(120,437)	(2,634)	269,582
$24,533	$22,621	$17,222	$33,581	$7,869,195	$1,040,529	$11,654	$4,300,190

$910	$11	$14	$3,722	$376,899	$129,506	$205	$17,879
23,623	22,610	17,208	29,859	7,492,296	911,023	11,449	4,282,311

65	1	1	325	25,703	7,748	15	604
1,725	1,624	1,445	2,645	511,196	54,518	850	147,415

$14.07	$13.95	$11.87	$11.44	$14.66	$16.71	$13.43	$29.61

$24,766	$25,275	$16,299	$44,432	$9,613,645	$1,208,659	$14,246	$5,000,720
$—	$—	$—	$1,325	$—	$17,748	$—	$87,633
$—	$55	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	61

Statements of Assets and Liabilities  (Cont.)

June 30, 2008
Amounts in thousands, except per share amounts	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund

Assets:
Investments, at value	$49,689	$608,980	$307,301
Investments in Affiliates, at value	1,090	—	—
Repurchase agreement, at value	—	—	—
Cash	—	—	1
Security lending interest receivable (net)	2	15	136
Receivable for investments sold	62	—	7,094
Receivable for Fund shares sold	4	2,786	136
Dividends and interest receivable (net of foreign taxes)	70	716	8
Contingent receivable from Letter of Credit (See Note 6)	—	895	2,154
Other assets	—	—	—
	50,917	613,392	316,830

Liabilities:
Payable to for investments purchased	—	3,869	4,604
Payable for securities sold short	—	—	—
Overdraft due to custodian	—	—	—
Options written, at value	193	—	—
Payable for Fund shares redeemed	244	1,109	594
Payable for collateral for securities on loan	4,378	47,576	64,394
Dividend expense payable on securities sold short	—	—	—
Investment advisory fee payable	23	230	132
Administration fees payable	15	180	72
Distribution fees payable	14	189	58
Servicing fees payable	9	111	35
Payable to securities lending agent	—	—	—
	4,876	53,264	69,889
Net Assets	$46,041	$560,128	$246,941

Net Assets Consist of:
Paid-in-capital	$67,916	$605,215	$268,933
Undistributed (dividends in excess of) net investment income	27	131	(1)
Accumulated net realized gain (loss)	(12,197)	(84,546)	(21,697)
Net unrealized appreciation (depreciation) of investments, options written, contigent receivable from Letter of Credit and foreign currency transactions	(9,705)	39,328	(294)
	$46,041	$560,128	$246,941

Net Assets:
Class D	$341	$3,293	$53
Other Classes	45,700	556,835	246,888

Shares Issued and Outstanding:
Class D	45	133	3
Other Classes	6,092	22,214	12,828

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$7.65	$24.72	$17.31

Cost of Investments	$59,513	$570,559	$309,749
Cost of Investments in Affiliates	$1,090	$—	$—
Cost of Repurchase Agreement	$—	$—	$—
Premiums Received for Options Written	$311	$—	$—
Cost of Securities Sold Short	$—	$—	$—

62	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$1,619,106	$3,303	$715,201	$902,103	$472,411	$81,406	$6,580
—	—	—	36,584	4,993	3,391	—
—	2,047	—	—	—	—	—
847	1	3,506	1,984	—	—	31
59	—	85	130	2	2	—
50,973	29	11,123	7,983	38,255	6,729	954
572	—	124	299	139	17	5
2,741	2	46	2,168	480	40	3
8,027	—	2,685	—	—	—	—
—	—	44	—	—	60	—
1,682,325	5,382	732,814	951,251	516,280	91,645	7,573

$59,953	$1,956	$4,109	$—	$7,064	$4,497	$617
—	—	—	—	—	—	306
—	—	—	—	—	189	—
568	—	—	—	8,216	—	467
4,528	—	1,096	8,961	3,010	32	80
246,144	—	130,083	160,181	26,875	12,576	—
—	—	—	—	—	—	1
636	1	266	309	176	29	5
447	—	191	262	110	17	2
471	—	244	247	14	3	—
276	—	119	150	21	2	1
847	—	2,368	5,516	—	—	—
313,870	1,957	138,476	175,626	45,486	17,345	1,479
$1,368,455	$3,425	$594,338	$775,625	$470,794	$74,300	$6,094

$1,490,698	$3,651	$477,058	$1,132,759	$430,049	$88,485	$6,063
4,750	9	198	10,918	1,302	3	—
(91,755)	(27)	38,624	(167,103)	6,229	(16,795)	(207)
(35,238)	(208)	78,458	(200,949)	33,214	2,607	238
$1,368,455	$3,425	$594,338	$775,625	$470,794	$74,300	$6,094

$19,396	$8	$1,398	$49,117	$32,447	$927	$73
1,349,059	3,417	592,940	726,508	438,347	73,373	6,021

1,213	1	61	4,923	2,512	343	5
91,871	269	29,101	74,482	33,416	26,326	384

$15.99	$12.63	$23.02	$9.98	$12.92	$2.70	$15.64

$1,661,870	$3,511	$639,428	$1,103,052	$441,469	$78,799	$6,479
$—	$—	$—	$36,584	$4,993	$3,391	$—
$—	$2,047	$—	$—	$—	$—	$—
$62	$—	$—	$—	$10,488	$—	$575
$—	$—	$—	$—	$—	$—	$335

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	63

Statements of Operations

For the Year Ended June 30, 2008

Amounts in thousands	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund

Investment Income:
Interest	$1,580	$106	$1,253
Dividends, net of foreign withholding taxes	17,050	758	9,418
Dividends from investments in Affiliates	—	—	—
Security lending income (net)	41	—	170
Miscellaneous income	39	3	46
Total Income	18,710	867	10,887

Expenses:
Investment advisory fees	7,217	383	6,037
Administration fees	4,595	227	3,934
Servicing fees — Class D	97	4	171
Distribution and/or servicing fees — Other Classes	4,244	39	3,199
Trustees’ fees	190	15	160
Interest expense	—	—	—
Organization expense	—	—	—
Miscellaneous expense	6	—	5
Total Expenses	16,349	668	13,506
Reimbursement from Adviser	(4)	—	(5)
Net Expenses	16,345	668	13,501
Net Investment Income (Loss)	2,365	199	(2,614)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	53,607	(6,328)	60,724
Investments in Affiliates	—	—	—
Options written	—	—	—
Foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(143,561)	(3,388)	(71,146)
Investments in Affiliates	—	—	—
Options written	—	—	—
Contingent receivable from Letter of Credit (See Note 6)	5,714	—	6,072
Net Realized and Change in Unrealized Gain (Loss)	(84,240)	(9,716)	(4,350)
Net Decrease in Net Assets Resulting from Investment Operations	$(81,875)	$(9,517)	$(6,964)

64	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$21	$749	$17	$51	$4,576	$1,915	$15	$7,979
313	621	205	1,371	288,801	27,030	395	96,049
—	—	—	—	—	—	—	3,794
—	—	—	12	1,450	126	—	4,116
—	12	—	—	58	—	—	127
334	1,382	222	1,434	294,885	29,071	410	112,065

140	146	141	260	37,759	4,380	79	25,720
111	58	52	145	24,551	3,292	48	13,425
3	—	—	15	1,246	285	1	14
182	7	—	160	30,205	2,688	52	14,061
3	3	2	5	993	123	1	517
1	—	12	—	77	—	2	—
—	—	165	—	—	—	—	—
—	1	—	—	31	2	1	16
440	215	372	585	94,862	10,770	184	53,753
—	—	(150)	—	(22)	—	—	(28)
440	215	222	585	94,840	10,770	184	53,725
(106)	1,167	—	849	200,045	18,301	226	58,340

(338)	775	125	(1,743)	542,890	(39,980)	294	576,790
—	—	—	—	—	—	—	(8,211)
—	115	—	—	—	—	—	—
—	—	—	—	—	—	—	(48)

(1,782)	(2,572)	(2,287)	(9,453)	(2,035,258)	(165,075)	(3,466)	(987,503)
—	—	—	—	—	—	—	(13,163)
—	(4)	—	—	—	—	—	—
—	—	—	—	26,272	—	—	26,844
(2,120)	(1,686)	(2,162)	(11,196)	(1,466,096)	(205,055)	(3,172)	(405,291)
$(2,226)	$(519)	$(2,162)	$(10,347)	$(1,266,051)	$(186,754)	$(2,946)	$(346,951)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	65

Statements of Operations (Cont.)

For the Period Ended June 30, 2008

Amounts in thousands	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund

Investment Income:
Interest	$38	$430	$123
Dividends, net of foreign withholding taxes	919	5,128	564
Security lending income (net)	20	226	1,142
Miscellaneous income	—	6	2
Total Income	977	5,790	1,831

Expenses:
Investment advisory fees	353	2,908	1,617
Administration fees	230	2,290	924
Servicing fees — Class D	1	18	—
Distribution and/or servicing fees — Other Classes	366	4,533	1,505
Dividends on securities sold short	—	—	—
Trustees’ fees	7	68	29
Interest expense	8	—	—
Organization expense	—	—	—
Tax expense	—	—	—
Miscellaneous expense	—	2	1
Total Expenses	965	9,819	4,076
Reimbursement from Adviser	—	(1)	(3)
Net Expenses	965	9,818	4,073
Net Investment Income (Loss)	12	(4,028)	(2,242)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,171	52,328	(12,381)
Options written	2,380	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	(4)	—
Net change in unrealized appreciation/depreciation of:
Investments	(14,090)	(57,644)	(39,234)
Options written	58	—	—
Securities sold short	—	—	—
Contingent receivable from Letter of Credit (see Note 6)	—	895	2,154
Foreign currency transactions	1	11	—
Net Realized and Change in Unrealized Gain (Loss)	(8,480)	(4,414)	(49,461)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(8,468)	$(8,442)	$(51,703)

66	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$449	$2	$177	$456	$900	$58	$17
33,509	15	2,625	34,418	5,703	542	43
778	—	1,180	948	75	39	—
—	—	—	—	4	1	—
34,736	17	3,982	35,822	6,682	640	60

9,509	6	3,473	6,158	2,367	386	55
6,746	2	2,476	5,131	1,478	219	17
68	—	3	238	98	2	—
11,665	—	4,857	7,683	467	61	8
—	—	—	—	—	—	7
167	—	73	147	61	9	1
29	—	2	44	—	—	—
—	37	—	—	—	—	—
—	—	—	—	—	2	—
6	—	2	2	1	—	—
28,190	45	10,886	19,403	4,472	679	88
(8)	(37)	(3)	—	—	—	—
28,182	8	10,883	19,403	4,472	679	88
6,554	9	(6,901)	16,419	2,210	(39)	(28)

(65,258)	(27)	85,991	(153,910)	22,418	5,277	(139)
2,150	—	(448)	—	1,275	—	60
—	—	—	—	—	—	27
9	—	—	—	—	—	(1)

(190,089)	(208)	(77,263)	(361,858)	(61,591)	(10,291)	(197)
(506)	—	—	—	2,560	—	91
—	—	—	—	—	—	29
8,027	—	2,685	—	—	—	—
3	—	—	—	—	—	1
(245,664)	(235)	10,965	(515,768)	(35,338)	(5,014)	(129)
$(239,110)	$(226)	$4,064	$(499,349)	$(33,128)	$(5,053)	$(157)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	67

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Focused Growth Fund		CCM Mid-Cap Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	For the Period July 5, 2006 to June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,365	$4,140	$199	$65	$(2,614)	$151
Net realized gain (loss) on investments, options written, and foreign currency transactions	53,607	67,795	(6,328)	251	60,724	78,495
Net change in unrealized appreciation/depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(137,847)	138,780	(3,388)	3,701	(65,074)	95,740
Net increase (decrease) resulting from investment operations	(81,875)	210,715	(9,517)	4,017	(6,964)	174,386

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(140)	(50)	—	(1)	—	—
Other Classes	(6,235)	(2,606)	(149)	(13)	—	—
Net realized capital gains
Class D	(3,579)	(2,467)	(1)	(5)	(4,117)	(2,839)
Other Classes	(135,636)	(102,675)	(27)	(96)	(138,698)	(131,816)
Class II — (Liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(145,590)	(107,798)	(177)	(115)	(142,815)	(134,655)

Fund Share Transactions:
Net proceeds from the sale of common stock	547,778	435,591	108,901	51,616	586,561	305,218
Issued in reinvestment of distributions	119,533	87,177	114	115	133,758	123,478
Cost of shares redeemed	(575,963)	(445,978)	(19,656)	(5,091)	(485,554)	(538,693)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	91,348	76,790	89,359	46,640	234,765	(109,997)
Fund Redemption Fees	31	10	—	—	13	24
Total Increase (Decrease) in Net Assets	(136,086)	179,717	79,665	50,542	84,999	(70,242)

Net Assets:
Beginning of year	1,644,306	1,464,589	55,142	4,600	1,336,364	1,406,606
End of year*	$1,508,220	$1,644,306	$134,807	$55,142	$1,421,363	$1,336,364
* Including undistributed (dividends in excess of) net investment income of:	$1	$4,140	$107	$64	$1	$—
†	Commencement of operations

68	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund			NFJ All-Cap Value Fund		NFJ Dividend Value Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	For the Period† February 28, 2007 to June 30, 2007	Year Ended June 30, 2008	Period from April 1, 2007 to June 30, 2007	Year Ended March 31, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$(106)	$(37)	$1,167	$342	$—	$(6)	$(49)	$849	$770	$200,045	$113,023
(338)	670	890	769	125	1,659	2,559	(1,743)	10,694	542,890	298,751
(1,782)	1,497	(2,576)	(30)	(2,287)	(505)	1,678	(9,453)	(2,084)	(2,008,986)	674,262
(2,226)	2,130	(519)	1,081	(2,162)	1,148	4,188	(10,347)	9,380	(1,266,051)	1,086,036

—	—	—	—	—	—	—	(98)	(83)	(10,614)	(10,170)
—	—	(1,005)	(291)	—	—	—	(728)	(528)	(187,906)	(96,843)

(31)	(15)	(1)	—	—	—	—	(1,500)	(190)	(25,769)	(7,092)
(623)	(298)	(996)	(42)	(969)	—	(134)	(9,233)	(1,143)	(422,077)	(78,226)
—	—	—	—	(1,869)	—	(1,088)	—	—	—	—
(654)	(313)	(2,002)	(333)	(2,838)	—	(1,222)	(11,559)	(1,944)	(646,366)	(192,331)

15,768	21,814	1,752	20,456	30,931	1	2	25,721	22,707	3,344,329	6,168,691
539	203	1,971	332	969	—	134	10,184	1,842	539,146	156,893
(13,436)	(3,315)	(117)	—	(21,045)	(1)	(318)	(24,373)	(37,750)	(2,772,845)	(1,000,291)
—	—	—	—	(15,764)	(1,057)	(1,030)	—	—	—	—
2,871	18,702	3,606	20,788	(4,909)	(1,057)	(1,212)	11,532	(13,201)	1,110,630	5,325,293
—	1	—		—	—	—	—	—	61	69
(9)	20,520	1,085	21,536	(9,909)	91	1,754	(10,374)	(5,765)	(801,726)	6,219,067

24,542	4,022	21,536	—	27,131	27,040	25,286	43,955	49,720	8,670,921	2,451,854
$24,533	$24,542	$22,621	$21,536	$17,222	$27,131	$27,040	$33,581	$43,955	$7,869,195	$8,670,921
$—	$—	$270	$(68)	$—	$—	$—	$521	$498	$6,760	$5,475

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	69

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	For the Period August 22, 2006 to June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$18,301	$4,551	$226	$232	$58,340	$101,478
Net realized gain (loss) on investments, options written, and foreign currency transactions	(39,980)	13,481	294	148	576,742	299,258
Net realized gain on investments in affiliates	—	—	—	—	(8,211)	—
Payments from Affiliates**	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments in affiliates	—	—	—	—	(13,163)	18,309
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	(165,075)	36,681	(3,466)	832	(960,659)	421,119
Net increase (decrease) resulting from investment operations	(186,754)	54,713	(2,946)	1,212	(346,951)	840,164

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(2,149)	(507)	(5)	(2)	(70)	(87)
Other Classes	(15,973)	(4,005)	(221)	(223)	(74,516)	(71,415)
Net realized capital gains
Class D	(1,773)	(477)	(8)	—	(381)	(386)
Other Classes	(13,280)	(5,063)	(475)	(3)	(389,406)	(318,772)
Total Dividends and Distributions to Shareholders	(33,175)	(10,052)	(709)	(228)	(464,373)	(390,660)

Fund Share Transactions:
Net proceeds from the sale of common stock	1,147,185	468,142	7,629	16,032	1,350,403	1,004,129
Issued in reinvestment of distributions	26,777	6,994	560	201	393,460	325,748
Cost of shares redeemed	(497,278)	(61,588)	(9,588)	(509)	(1,423,306)	(1,011,604)
Net increase (decrease) from Fund share transactions	676,684	413,548	(1,399)	15,724	320,557	318,273
Fund Redemption Fees	26	12	—	—	21	18
Total Increase (Decrease) in Net Assets	456,781	458,221	(5,054)	16,708	(490,746)	767,795

Net Assets:
Beginning of year	583,748	125,527	16,708	—	4,790,936	4,023,141
End of year*	$1,040,529	$583,748	$11,654	$16,708	$4,300,190	$4,790,936
* Including undistributed (dividends in excess of) net investment income of:	$266	$136	$7	$7	$47,757	$57,350
**	See Note 11.

70	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Equity Premium Strategy		OCC Growth Fund		OCC Opportunity Fund		OCC Renaissance Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from January 12, 2007 to June 30, 2007	Year Ended June 30, 2008	Period from January 12, 2007 to June 30, 2007

$12	$23	$(4,028)	$(4,141)	$(2,242)	$(3,568)	$6,554	$(1,879)

5,551	8,551	52,324	65,537	(12,381)	41,448	(63,099)	468,134
—	—	—	—	—	—	—	—
—	4	—	32	—	—	—	—
—	—	—	—	—	—	—	—

(14,031)	4,409	(56,738)	53,829	(37,080)	16,976	(182,565)	(33,042)
(8,468)	12,987	(8,442)	115,257	(51,703)	54,856	(239,110)	433,213

—	—	—	—	—	—	(65)	—
—	—	—	—	—	—	(1,622)	—

(28)	(33)	—	—	(7)	—	(5,750)	(5,369)
(3,890)	(4,336)	—	—	(32,303)	(5,923)	(369,451)	(339,903)
(3,918)	(4,369)	—	—	(32,310)	(5,923)	(376,888)	(345,272)

8,006	17,286	254,101	54,441	132,147	35,701	212,103	183,245
3,367	3,727	—	—	27,032	4,958	313,158	281,457
(23,913)	(26,191)	(262,584)	(122,299)	(89,194)	(84,252)	(706,931)	(1,067,367)
(12,540)	(5,178)	(8,483)	(67,858)	69,985	(43,593)	(181,670)	(602,665)
1	1	1	2	1	1	4	12
(24,925)	3,441	(16,924)	47,401	(14,027)	5,341	(797,664)	(514,712)

70,966	67,525	577,052	529,651	260,968	255,627	2,166,119	2,680,831
$46,041	$70,966	$560,128	$577,052	$246,941	$260,968	$1,368,455	$2,166,119

$27	$1	$131	$(58)	$(1)	$(3,568)	$4,750	$2

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	71

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	Period from November 1, 2007† to June 30, 2008	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$9	$(6,901)	$(7,065)	$16,419	$14,776
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(27)	85,543	86,424	(153,910)	299,841
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	(208)	(74,578)	69,524	(361,858)	75,879
Net increase (decrease) resulting from investment operations	(226)	4,064	148,883	(499,349)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	—	(1,175)	(2,579)
Other Classes	—	—	—	(12,392)	(14,922)
Net realized capital gains
Class D	—	(103)	—	(17,632)	(13,904)
Other Classes	—	(67,687)	—	(237,849)	(121,019)
Total Dividends and Distributions to Shareholders	—	(67,790)	—	(269,048)	(152,424)

Fund Share Transactions:
Net proceeds from the sale of common stock	3,697	121,129	35,728	140,789	255,466
Issued in reinvestment of distributions	—	53,574	—	232,772	128,902
Cost of shares redeemed	(46)	(186,120)	(177,474)	(695,828)	(591,369)
Net increase (decrease) from Fund share transactions	3,651	(11,417)	(141,746)	(322,267)	(207,001)
Fund Redemption Fees	—	2	14	9	9
Total Increase (Decrease) in Net Assets	3,425	(75,141)	7,151	(1,090,655)	31,080

Net Assets:
Beginning of year	—	669,479	662,328	1,866,280	1,835,200
End of year*	$3,425	$594,338	$669,479	$775,625	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$9	$198	$—	$10,918	$8,068
†	Commencement of operations

72	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$2,210	$1,932	$(39)	$(170)	$(28)	$(2)
23,693	35,167	5,277	6,677	(53)	371
(59,031)	45,749	(10,291)	10,171	(76)	297
(33,128)	82,848	(5,053)	16,678	(157)	666

(77)	—	—	—	—	—
(2,631)	(1,300)	—	—	—	—

(3,161)	(2,476)	(10)	(180)	(3)	—
(39,667)	(24,821)	(796)	(15,235)	(166)	—
(45,536)	(28,597)	(806)	(15,415)	(169)	—

183,174	104,811	8,035	9,108	2,566	392
43,349	26,942	774	14,780	165	—
(211,438)	(201,065)	(14,565)	(52,920)	(477)	(42)
15,085	(69,312)	(5,756)	(29,032)	2,254	350
8	9	—	—	—	—
(63,571)	(15,052)	(11,615)	(27,769)	1,928	1,016

534,365	549,417	85,915	113,684	4,166	3,150
$470,794	$534,365	$74,300	$85,915	$6,094	$4,166
$1,302	$1,800	$3	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	73

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class D
6/30/2008	$20.85	$0.02	$(0.91)	$(0.89)	$(0.07)
6/30/2007	19.58	0.04	2.63	2.67	(0.03)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)
6/30/2005	16.19	0.07	1.65	1.72	(0.08)
6/30/2004	13.95	(0.01)	2.25	2.24	—
CCM Focused Growth Fund
Class D
6/30/2008	$10.47	$(0.01)	$(0.79)	$(0.80)	$— (b)
7/5/2006 - 6/30/2007	9.30	(0.01)	1.36	1.35	(0.04)
CCM Mid-Cap Fund
Class D
6/30/2008	$28.53	$(0.10)	$0.39	$0.29	$—
6/30/2007	27.73	(0.01)	3.68	3.67	—
6/30/2006	24.61	(0.01)	3.13	3.12	—
6/30/2005	21.38	(0.02)	3.25	3.23	—
6/30/2004	17.38	(0.06)	4.06	4.00	—
NACM Growth Fund
Class D
6/30/2008	$15.18	$— (b)	$(0.78)	$(0.78)	$—
6/30/2007	12.88	0.02	2.62	2.64	—
6/30/2006	12.72	0.01	1.16	1.17	—
6/30/2005	11.93	0.01	1.07	1.08	—
6/30/2004	11.21	(0.07)	0.92	0.85	—
NACM Income & Growth Fund
Class D
6/30/2008	$15.55	$0.72	$(1.06)	$(0.34)	$(0.58)
2/28/2007 - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)
NACM Mid-Cap Growth Fund
Class D
7/30/2007 - 6/30/2008	$12.55	$(0.04)	$(0.40)	$(0.44)	$—
NFJ All-Cap Value Fund
Class D
6/30/2008	$20.06	$0.33	$(4.20)	$(3.87)	$(0.23)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)
6/30/2005	15.29	0.09	1.24	1.33	—
6/30/2004	12.38	0.02	3.33	3.35	(0.02)
NFJ Dividend Value Fund
Class D
6/30/2008	$18.34	$0.40	$(2.79)	$(2.39)	$(0.38)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)
6/30/2004	10.51	0.30	2.05	2.35	(0.24)
NFJ Large-Cap Value Fund
Class D
6/30/2008	$20.72	$0.36	$(3.75)	$(3.39)	$(0.33)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)
6/30/2004	12.23	0.18	2.38	2.56	(0.16)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.

74	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.90)	$—	$(1.97)	$—	(b)	$17.99		(5.44)%	$37,601	1.09%		0.08%	134%
(1.37)	—	(1.40)	—	(b)	20.85		14.18	38,714	1.08		0.22	150
—	—	(0.02)	—	(b)	19.58		9.91	34,210	1.12		0.20	161
—	—	(0.08)	—		17.83		10.65	16,394	1.11		0.43	137
—	—	—	—		16.19		16.06	4,103	1.11		(0.05)	148

$— (b)	$—	$— (b)	$—	(b)	$9.67		(7.61)%	$1,811	1.12%		(0.13)%	143%
(0.14)	—	(0.18)	—	(b)	10.47		14.16	1,225	1.11	*	(0.06)*	106

$(3.07)	$—	$(3.07)	$—	(b)	$25.75		0.31%	$193,222	1.09%		(0.38)%	149%
(2.87)	—	(2.87)	—	(b)	28.53		14.55	27,561	1.09		(0.05)	164
—	—	—	—	(b)	27.73	(c)	12.68 (c)	30,758	1.11		(0.04)	174
—	—	—	—		24.61		15.11	60,353	1.11		(0.07)	140
—	—	—	—		21.38		23.01	17,933	1.10		(0.29)	165

$(0.33)	$—	$(0.33)	$—	(b)	$14.07		(5.41)%	$910	1.17%		0.03%	105%
(0.34)	—	(0.34)	—	(b)	15.18		20.73	1,019	1.17		0.12	168
(1.01)	—	(1.01)	—	(b)	12.88		9.37	17	1.16	(g)	0.09	152
(0.29)	—	(0.29)	—		12.72		9.05	13	1.23	(d)	0.12	274
(0.13)	—	(0.13)	—		11.93		7.62	12	1.25		(0.55)	160

$(0.68)	$—	$(1.26)	$—		$13.95		2.35%	$11	1.31%		4.79%	152%
(0.03)	—	(0.23)	—	(b)	15.55		5.08	15	1.31	*(e)	4.52 *	127

$(0.24)	$—	$(0.24)	$—		$11.87		(3.62)%	$14	1.35	%*	(0.32)%*	215%

$(4.52)	$—	$(4.75)	$—	(b)	$11.44		(22.71)%	$3,722	1.31%		2.13%	47%
(0.40)	—	(0.58)	—	(b)	20.06		18.69	9,566	1.33		1.33	122
(0.65)	—	(0.70)	—	(b)	17.41		14.74	2,947	1.32	(f)	0.80	55
(0.83)	—	(0.83)	0.02		15.81		8.74	216	1.37	(d)	0.54	150
(0.42)	—	(0.44)	—		15.29		27.33	74	1.40		0.16	145

$(0.91)	$—	$(1.29)	$—	(b)	$14.66		(13.79)%	$376,899	1.04%		2.40%	49%
(0.29)	—	(0.64)	—	(b)	18.34		23.75	698,390	1.05		2.25	29
(0.22)	—	(0.63)	—	(b)	15.38		16.72	78,984	1.10		2.42	26
(0.15)	—	(0.46)	—		13.75		13.50	11,863	1.12	(d)	2.28	30
(0.09)	—	(0.33)	—		12.53		22.53	546	1.20		2.48	36

$(0.29)	$—	$(0.62)	$—	(b)	$16.71		(16.68)%	$129,506	1.10%		1.89%	39%
(0.41)	—	(0.70)	—	(b)	20.72		21.08	71,678	1.11		1.64	26
(0.37)	—	(0.70)	—	(b)	17.73		15.22	6,128	1.17		1.79	32
(0.59)	—	(0.78)	0.01		16.04		15.22	49	1.18	(d)	1.50	35
—	—	(0.16)	—		14.63		21.02	29	1.20		1.30	99
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Mid-Cap Value Fund
Class D
6/30/2008	$17.46	$0.30	$(3.36)	$(3.06)	$(0.34)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)
NFJ Small-Cap Value Fund
Class D
6/30/2008	$35.49	$0.43	$(2.81)	$(2.38)	$(0.51)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)
6/30/2004	21.92	0.49	5.81	6.30	(0.27)
OCC Equity Premium Strategy Fund
Class D
6/30/2008	$9.47	$0.03	$(1.26)	$(1.23)	$—
6/30/2007	8.29	0.03	1.73	1.76	—
6/30/2006	7.91	0.03	0.65	0.68	— (b)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)
6/30/2004	6.51	0.08	1.09	1.17	(0.10)
OCC Growth Fund
Class D
6/30/2008	$24.94	$(0.05)	$(0.17)	$(0.22)	$—
6/30/2007	20.00	(0.01)	4.95	4.94	—
6/30/2006	18.16	(0.03)	1.87	1.84	—
6/30/2005	17.61	0.02	0.53	0.55	—
6/30/2004	14.76	(0.05)	2.90	2.85	—
OCC Opportunity Fund
Class D
6/30/2008	$24.49	$(0.06)	$(3.87)	$(3.93)	$—
01/12/2007† - 06/30/2007	22.36	(0.10)	2.23	2.13	—
OCC Renaissance Fund
Class D
6/30/2008	$22.61	$0.15	$(2.57)	$(2.42)	$(0.04)
6/30/2007	21.65	0.07	4.05	4.12	—
6/30/2006	24.37	0.06	1.45	1.51	—
6/30/2005	24.78	(0.01)	(0.40)	(0.41)	—
6/30/2004	17.24	(0.05)	7.59	7.54	—
OCC Small-Cap Value Fund
Class D
11/1/2007† - 6/30/2008	$15.00	$0.07	$(2.44)	$(2.37)	$—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.

76	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.63)	$—	$(0.97)	$—	(b)	$13.43		(18.08)%		$205	1.28%		1.97%	70%
(0.01)	—	(0.37)	—	(b)	17.46		19.05		152	1.26	*(i)	2.03 *	34

$(2.99)	$—	$(3.50)	$—	(b)	$29.61		(7.01)%		$17,879	1.22%		1.34%	33%
(2.52)	—	(3.07)	—	(b)	35.49		21.24		5,368	1.22		2.38	27
(2.47)	—	(2.96)	—	(b)	32.07		14.51		5,182	1.25		1.95	32
(1.60)	—	(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.81	20
(0.23)	—	(0.50)	—		27.72		29.04		5,016	1.26		1.95	30

$(0.59)	$—	$(0.59)	$—	(b)	$7.65		(13.49)%		$341	1.28%		0.38%	120%
(0.58)	—	(0.58)	—	(b)	9.47	(h)	21.84	(h)	451	1.28		0.32	135
(0.30)	—	(0.30)	—	(b)	8.29		8.52		951	1.30		0.39	149
—	—	(0.09)	—		7.91		5.58	(j)	929	1.33	(c)	0.94	24
—	—	(0.10)	—		7.58		18.00		754	1.36		1.11	83

$—	$—	$—	$—	(b)	$24.72		(0.88)%		$3,293	1.16%		(0.18)%	116%
—	—	—	—		24.94	(h)	24.76	(h)	9,104	1.16		(0.03)	79
—	—	—	—	(b)	20.00		10.08		431	1.17		(0.18)	115
—	—	—	—		18.16	(f)	3.12	(f)	406	1.16		0.09	39
—	—	—	—		17.61	(e)	19.31	(e)	184	1.16		(0.28)	71

$(3.25)	$—	$(3.25)	$—	(b)	$17.31		(18.02)%		$53	1.31%		(0.30)%	199%
—	—	—	—	(b)	24.49		24.84		13	1.32	*	(0.92)*	148

$(4.16)	$—	$(4.20)	$—	(b)	$15.99		(12.97)%		$19,396	1.19	%(l)	0.77%	82%
(3.16)	—	(3.16)	—	(b)	22.61		20.32		33,563	1.23	(l)	0.33	112
(4.23)	—	(4.23)	—	(b)	21.65	(k)	6.26	(k)	46,918	1.25		0.27	85
—	—	—	—		24.37	(g)	(1.65	)(g)	117,972	1.26	(c)	(0.05)	101
—	—	—	—		24.78		43.74		392,732	1.26		(0.21)	60

$—	$—	$—	$—		$12.63		(15.80)%		$8	1.29	%*	0.78%*	30%
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(j)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(k)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.
(l)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	77

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Target Fund
Class D
6/30/2008	$24.98	$(0.13)	$0.55	$0.42	$—
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.16	(0.12)	0.80	0.68	—
6/30/2004	13.34	(0.12)	3.94	3.82	—
OCC Value Fund
Class D
6/30/2008	$18.30	$0.22	$(5.55)	$(5.33)	$(0.16)
6/30/2007	16.09	0.19	3.48	3.67	(0.22)
6/30/2006	17.23	0.17	1.19	1.36	(0.15)
6/30/2005	17.14	0.13	0.49	0.62	(0.07)
6/30/2004	12.70	0.10	4.41	4.51	(0.07)
RCM Large-Cap Growth Fund
Class D
6/30/2008	$15.03	$0.02	$(0.90)	$(0.88)	$(0.03)
6/30/2007	13.61	0.02	2.14	2.16	—
6/30/2006	12.63	— (c)	0.98	0.98	— (c)
6/30/2005	12.08	0.02	0.54	0.56	(0.01)
6/30/2004	10.84	(0.01)	1.28	1.27	(0.03)
RCM Mid-Cap Fund
Class D
6/30/2008	$2.91	$(0.01)	$(0.17)	$(0.18)	$—
6/30/2007	2.92	(0.01)	0.58	0.57	—
6/30/2006	2.61	(0.02)	0.33	0.31	—
6/30/2005	2.51	(0.01)	0.11	0.10	—
6/30/2004	2.06	(0.02)	0.47	0.45	—
RCM Strategic Growth Fund
Class D
6/30/2008	$16.18	$(0.12)	$0.09	$(0.03)	$—
6/30/2007	13.56	(0.05)	2.67	2.62	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
#	Not Annualized.
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

78	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.38)	$(2.38)	$—	(c)	$23.02		1.32%		$1,398	1.21%	1.21%	(0.53)%	122%
—	—	—	(c)	24.98		26.74		1,064	1.21	1.21	(0.56)	114
—	—	—	(c)	19.71	(h)	10.48	(h)	1,131	1.22	1.22	(0.75)	134
—	—	—		17.84		3.96	(g)	1,078	1.21	1.21	(0.70)	103
—	—	—		17.16		28.64		1,393	1.21	1.21	(0.77)	96

$(2.83)	$(2.99)	$—	(c)	$9.98		(33.41)%		$49,117	1.11%	1.11%	1.49%	97%
(1.24)	(1.46)	—	(c)	18.30		23.20		138,150	1.10	1.10	1.10	95
(2.35)	(2.50)	—	(c)	16.09		8.13		157,173	1.11	1.11	1.01	63
(0.46)	(0.53)	—		17.23	(e)	3.57	(e)	291,412	1.11 (f)	1.11	0.78	101
—	(0.07)	—		17.14		35.58		335,765	1.11	1.11	0.64	67

$(1.20)	$(1.23)	$—	(c)	$12.92		(6.77)%		$32,447	1.11%	1.11%	0.16%	69%
(0.74)	(0.74)	—	(c)	15.03		16.06		42,306	1.11	1.11	0.11	54
—	—	—	(c)	13.61		7.77		53,819	1.12	1.12	—	74
—	(0.01)	—		12.63		4.65		57,095	1.19 (b)	1.19 (b)	0.16	118
—	(0.03)	—		12.08		11.72		70,078	1.21	1.21	(0.11)	82

$(0.03)	$(0.03)	$—	(c)	$2.70		(6.31)%		$927	1.13%	1.13%	(0.35)%	107%
(0.58)	(0.58)	—	(c)	2.91		21.86		973	1.17	1.17	(0.49)	102
—	—	—	(c)	2.92	(d)	11.88	(d)	1,088	1.15	1.15	(0.52)	161
—	—	—		2.61		3.98		851	1.23 (b)	1.23 (b)	(0.60)	147
—	—	—		2.51		21.84		886	1.23	1.23	(0.81)	145

$(0.51)	$(0.51)	$—		$15.64		(0.52)%		$73	1.81%	1.81%	(0.71)%	107%
—	—	—	(c)	16.18		19.32		26	1.69	1.69	(0.35)	177
—	—	—	(c)	13.56		9.60	#	15	1.71 *	14.65 *	(0.64)*	113
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.
(f)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(h)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	79

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Class D Shares of twenty-one of the Funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

80	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed monthly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Funds intend to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$14,001; NFJ Dividend Value Fund—$1,641,701; NFJ Mid-Cap Value Fund—$5,205; NFJ Small-Cap Value Fund—$269,829; OCC Equity Premium Strategy Fund—$12,158; OCC Growth Fund—$21,876; OCC Renaissance Fund—$205,362; OCC Target Fund—$5,348; RCM Large-Cap Growth Fund—$7,589; and RCM Strategic Growth Fund—$214.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

06.30.08	Allianz Funds Annual Report	81

Notes to Financial Statements  (Cont.)

June 30, 2008

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $1,964,725. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33  1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

82	Allianz Funds Annual Report	06.30.08

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
NACM Mid-Cap Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Small-Cap Value Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an

06.30.08	Allianz Funds Annual Report	83

Notes to Financial Statements  (Cont.)

June 30, 2008

exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $3,792,769 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class C	Class D
RCM Strategic Growth Fund	1.25%	1.50%	1.65%	2.40%	1.65%

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

84	Allianz Funds Annual Report	06.30.08

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$2,083,296	$2,122,245
CCM Focused Growth Fund	204,484	118,451
CCM Mid-Cap Fund	1,973,114	1,951,437
NACM Growth Fund	31,215	28,685
NACM Income & Growth Fund	35,582	32,795
NACM Mid-Cap Growth Fund	63,672	47,756
NFJ All-Cap Value Fund	18,234	18,316
NFJ Dividend Value Fund	4,773,855	4,076,308
NFJ Large-Cap Value Fund	1,049,719	354,521
NFJ Mid-Cap Value Fund	8,964	10,539
NFJ Small-Cap Value Fund	1,377,642	1,451,641
OCC Equity Premium Strategy Fund	69,669	80,594
OCC Growth Fund	658,706	659,295
OCC Opportunity Fund	528,829	493,256
OCC Renaissance Fund	1,438,464	2,002,047
OCC Small-Cap Value Fund	3,973	435
OCC Target Fund	767,349	855,113
OCC Value Fund	1,309,321	1,903,641
RCM Large-Cap Growth Fund	344,638	392,398
RCM Mid-Cap Fund	86,177	93,755
RCM Strategic Growth Fund	8,105	5,452

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Renaissance Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	990	$137	4,215	$436	—	$—
Sales	4,111	523	18,115	2,860	35,185	4,216
Closing Buys	(1,947)	(281)	(1,930)	(597)	(9,386)	(1,316)
Exercises	(60)	(4)	(3,055)	(186)	(—)	(—)
Expirations	(2,777)	(320)	(15,630)	(2,202)	(25,010)	(2,838)
Balance at 6/30/2008	317	$55	1,715	$311	789	$62

	OCC Target Fund		RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	—	$—	17,113	$2,974	190	$43
Sales	1,500	172	89,494	25,052	4,308	1,181
Closing Buys	(1,500)	(172)	(43,025)	(13,453)	1,554	482
Exercises	—	—	(4,951)	(973)	104	31
Expirations	—	—	(16,947)	(3,112)	885	136
Balance at 6/30/2008	—	$—	41,684	$10,488	1,955	$575

06.30.08	Allianz Funds Annual Report	85

Notes to Financial Statements  (Cont.)

June 30, 2008

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Fund LLC (“Axon”) and/or SIV Portfolio PLC (formerly Cheyne FinanceLLC, “SIV Portfolio”), purchased with cash collateral for securities on loan under the Trust’s securities lending program. At June 30, 2008, the LOC provided sufficient financial support to enable each applicable Fund to effectively value its positions in Axon and SIV Portfolio (subject to the information in the next paragraph) at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds, and such affiliate (and neither the Trust nor the Funds) is responsible for any repayment obligations with respect to any amounts drawn under the LOC.

On July 24, 2008 (subsequent to the period covered by this report), SIV Portfolio underwent a restructuring pursuant to which the Funds that held SIV Portfolio securities exchanged those positions for notes (“Gryphon Notes”) issued by Gryphon Funding Limited, a newly formed entity that received a pro rata portion of the portfolio assets of SIV Portfolio in the transaction. Those Funds also received back in the transaction SIV Portfolio positions (“SIV Portfolio Residual Notes”) to allow the Funds to receive distributions of remaining cash held by SIV Portfolio. The LOC described above provides the same amount of coverage for the Gryphon Notes and the SIV Portfolio Residual Notes, taken together, as it did for the SIV Portfolio positions initially held by the Funds such that, as of the date of issuance of this report, the Funds have not incurred any losses with respect to their initial investments in SIV Portfolio (Cheyne Finance) securities.

7.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Accumulated Capital Losses	Post-October Deferral
CCM Capital Appreciation Fund	$—	$—	$—	$—	$17,997
CCM Focused Growth Fund	108	—	—	361	6,289
CCM Mid-Cap Fund	—	—	—	—	6,419
NACM Growth Fund	—	—	—	—	366
NACM Income & Growth Fund	1,058	—	—	—	255
NACM Mid-Cap Growth	29	96	—	1,518	930
NFJ All-Cap Value Fund	522	—	—	—	2,153
NFJ Dividend Value Fund	172,257	207,338	—	—	—
NFJ Large-Cap Value Fund	247	14	—	—	43,472
NFJ Mid-Cap Value Fund	313	—	—	—	238
NFJ Small-Cap Value Fund	24,189	400,258	—	—	50
OCC Equity Premium Strategy Fund	—	—	—	3,957	—
OCC Growth Fund	—	—	—	84,523	—
OCC Opportunity Fund	—	—	—	—	17,682
OCC Renaissance Fund	4,474	103	—	—	89,647
OCC Small-Cap Value	9	—	—	—	24
OCC Target Fund	26,728	16,391	—	—	—
OCC Value Fund	10,917	—	—	—	161,726
RCM Large-Cap Growth Fund	1,301	7,014	—	—	—
RCM Mid-Cap Fund	—	190	—	16,155	—
RCM Strategic Growth Fund	—	—	—	—	110

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009	2010	2011	2012	2013
CCM Capital Appreciation	$—	$—	$—	$—	$—
CCM Focused Growth	—	—	361	—	—
CCM Mid-Cap	—	—	—	—	—
NACM Growth	—	—	—	—	—
NACM Income & Growth	—	—	—	—	—
NACM Mid-Cap Growth	1,012	506	—	—	—
NFJ All-Cap Value	—	—	—	—	—

86	Allianz Funds Annual Report	06.30.08

Expiration of Accumulated Capital Losses (amounts in thousands)

	2009		2010		2011		2012	2013
NFJ Dividend Value Fund	$—		$—		$—		$—	$—
NFJ Large-Cap Value Fund	—		—		—		—	—
NFJ Mid-Cap Value Fund	—		—		—		—	—
NFJ Small-Cap Value Fund	—		—		—		—	—
OCC Equity Premium Strategy Fund	—		—		3,957		—	—
OCC Growth Fund	807		807		82,908		—	—
OCC Opportunity Fund	—		—		—		—	—
OCC Renaissance Fund	—		—		—		—	—
OCC Target Fund	—		—		—		—	—
OCC Value Fund	—		—		—		—	—
RCM Large-Cap Growth Fund	—		—		—		—	—
RCM Mid-Cap Fund	5,385	(1)	5,385	(1)	5,385	(1)	—	—
RCM Strategic Growth Fund	—		—		—		—	—

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
CCM Capital Appreciation Fund	$1,594,537	$141,079	$(63,031)	$78,048
CCM Focused Growth Fund	131,107	5,723	(4,989)	734
CCM Mid-Cap Fund	1,426,531	168,235	(56,520)	111,715
NACM Growth Fund	24,817	1,586	(1,783)	(197)
NACM Income & Growth Fund	25,247	337	(2,935)	(2,598)
NACM Mid-Cap Growth Fund	16,395	2,069	(1,235)	834
NFJ All-Cap Value Fund	45,763	2,224	(10,345)	(8,121)
NFJ Dividend Value Fund	9,614,279	396,784	(1,598,166)	(1,201,382)
NFJ Large-Cap Value Fund	1,226,736	55,123	(175,889)	(120,766)
NFJ Mid-Cap Value Fund	14,359	565	(3,312)	(2,747)
NFJ Small-Cap Value Fund	5,062,621	765,973	(497,503)	268,470
OCC Equity Premium Strategy Fund	60,853	1,544	(11,618)	(10,074)
OCC Growth Fund	570,450	77,587	(39,057)	38,530
OCC Opportunity Fund	313,763	25,736	(32,198)	(6,462)
OCC Renaissance Fund	1,664,086	131,873	(176,853)	(44,980)
OCC Small-Cap Value Fund	5,561	84	(295)	(211)
OCC Target Fund	644,417	113,544	(42,760)	70,784
OCC Value Fund	1,145,034	53,929	(260,276)	(206,347)
RCM Large-Cap Growth Fund	447,333	52,792	(22,721)	30,071
RCM Mid-Cap Fund	83,016	7,236	(5,455)	1,781
RCM Strategic Growth Fund	6,539	618	(577)	41

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
CCM Capital Appreciation Fund	$48,829	96,762
CCM Focused Growth Fund	149	27
CCM Mid-Cap Fund	45,077	97,739
NACM Growth Fund	419	234
NACM Income & Growth Fund	2,002	—
NACM Mid Cap Growth	1,386	1,452
NFJ All-Cap Value Fund	5,264	6,295
NFJ Dividend Value Fund	481,285	165,081
NFJ Large-Cap Value Fund	25,172	8,003
NFJ Mid-Cap Value Fund	709	—
NFJ Small-Cap Value Fund	98,212	366,161

06.30.08	Allianz Funds Annual Report	87

Notes to Financial Statements  (Cont.)

June 30, 2008

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions
OCC Equity Premium Strategy Fund	$3,918	$—
OCC Growth Fund	—	—
OCC Opportunity Fund	18,405	13,905
OCC Renaissance Fund	190,810	186,078
OCC Small-Cap Value Fund	—	—
OCC Target Fund	17,157	50,633
OCC Value Fund	111,616	157,432
RCM Large-Cap Growth Fund	2,708	42,828
RCM Mid-Cap Fund	—	805
RCM Strategic Growth Fund	77	92

(8)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund: Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2008	Dividend Income	Net Realized Loss
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(12,045)	$26,861	$379	$—
Iowa Telecommunications Services, Inc.*	38,141	—	12,168	—	—	2,370	(1,588)
Royal Gold, Inc.	32,009	9,826	—	4,502	53,234	371	—
Sonic Automotive, Inc.*	41,381	7,930	18,703	—	—	674	(6,623)
Totals	$111,531	$56,662	$30,871	$(7,543)	$80,095	$3,794	$(8,211)

*	Not affiliated at June 30, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value: Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.65%	$38,906	0.72%
Iowa Telecommunications Services, Inc.*	5.55	32,516	0.60
Royal Gold, Inc.	5.00	48,732	0.90
Sonic Automotive, Inc.*	5.91	48,139	0.89
		$168,293	3.11%

*	Not affiliated at June 30, 2008

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Focused Growth Fund				CCM Mid-Cap Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	625	$12,334	563	$10,993	112	$1,171	127	$1,240	8,857	$234,006	228	$6,069
Other Classes	26,780	535,444	21,322	424,598	10,429	107,730	5113	50,376	12,882	352,555	11,112	299,149
Issued in reinvestment of dividends and distributions
Class D	167	3,444	124	2,397	— *	1	1	6	143	3,943	108	2,730
Other Classes	5,588	116,089	4,359	84,780	10	113	11	109	4,708	129,815	4,776	120,748
Cost of shares redeemed
Class D	(558)	(11,154)	(578)	(11,427)	(42)	(417)	(11)	(119)	(2,461)	(61,737)	(479)	(12,974)
Other Classes	(27,955)	(564,809)	(21,947)	(434,551)	(1,911)	(19,239)	(495)	(4,972)	(15,982)	(423,817)	(19,775)	(525,719)
Net increase (decrease) resulting from Fund share transactions	4,647	$91,348	3,843	$76,790	8,598	$89,359	4,746	$46,640	8,147	$234,765	(4,030)	$(109,997)

88	Allianz Funds Annual Report	06.30.08

	NACM Growth Fund				NACM Income & Growth Fund					NACM Mid-Cap Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008			Period from 2/28/2007† to 6/30/2007		Year Ended 6/30/2008		Period from 4/1/2007†† to 6/30/2007		Year Ended 3/31/2007
	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	43	$691	95	$1,386	—	*	$1	1	$15	1	$14	0	$0	0	$0
Other Classes	996	15,077	1,457	20,428	117		1,751	1,362	20,441	2,425	30,917	171	2,426	0	3
Issued in reinvestment of dividends and distributions
Class D	2	30	1	15	—	*	1	—	—	—	—	—	—	—	—
Other Classes	32	509	14	188	132		1,970	21	332	77	969	—	—	11	134
Cost of shares redeemed
Class D	(47)	(687)	(31)	(460)	—	*	(5)	—	—	—	—	—	—	—	—
Other Classes	(886)	(12,749)	(204)	(2,855)	(8)		(112)	—	—	(1,299)	(21,045)	(246)	(3,484)	(26)	(318)
Net increase (decrease) resulting from Fund share transactions	140	$2,871	1,332	$18,702	241		$3,606	1,384	$20,788	1,204	$10,855	(75)	$(1,058)	(15)	$(181)

	NFJ All-Cap Value Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	40	$636	449	$8,283	6,548	$109,153	40,941	$691,239	6,438	$123,794	3,573	$70,618
Other Classes	1,712	25,085	765	14,424	193,157	3,235,176	320,305	5,477,452	53,259	1,023,391	20,314	397,524
Issued in reinvestment of dividends and distributions
Class D	116	1,586	14	270	2,079	34,859	950	16,492	184	3,484	44	864
Other Classes	639	8,598	81	1,572	30,185	504,287	8,083	140,401	1,235	23,293	315	6,130
Cost of shares redeemed
Class D	(308)	(4,970)	(155)	(2,982)	(20,997)	(357,683)	(8,952)	(156,063)	(2,333)	(43,500)	(504)	(9,658)
Other Classes	(1,436)	(19,403)	(1,801)	(34,768)	(146,735)	(2,415,162)	(48,621)	(844,228)	(24,721)	(453,778)	(2,645)	(51,930)
Net increase (decrease) resulting from Fund share transactions	763	$11,532	(647)	$(13,201)	64,237	$1,110,630	312,706	$5,325,293	34,062	$676,684	21,097	$413,548

	NFJ Mid-Cap Value Fund					NFJ Small-Cap Value Fund				OCC Equity Premium Strategy Fund
	Year Ended 6/30/2008		Period from 8/22/2006† to 6/30/2007			Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	12	$190	9		$142	498	$15,664	16	$541	18	$168	38	$337
Other Classes	478	7,439	965		15,890	42,505	1,334,739	30,565	1,003,588	905	7,838	1,926	16,949
Issued in reinvestment of dividends and distributions
Class D	1	12	—	*	2	14	422	14	458	3	25	4	32
Other Classes	36	548	12		199	12,965	393,038	10,194	325,290	396	3,342	416	3,695
Cost of shares redeemed
Class D	(7)	(100)	—	*	0	(59)	(1,896)	(41)	(1,338)	(24)	(224)	(109)	(959)
Other Classes	(611)	(9,488)	(30)		(509)	(45,623)	(1,421,410)	(31,093)	(1,010,266)	(2,776)	(23,689)	(2,894)	(25,232)
Net increase (decrease) resulting from Fund share transactions	(91)	$(1,399)	956		$15,724	10,300	$320,557	9,655	$318,273	(1,478)	$(12,540)	(619)	$(5,178)

06.30.08	Allianz Funds Annual Report	89

Notes to Financial Statements  (Cont.)

June 30, 2008

	OCC Growth Fund				OCC Opportunity Fund				OCC Renaissance Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	181	$4,584	357	$8,787	14	$343	1	$15	346	$7,041	87	$1,912
Other Classes	9,530	249,517	1,876	45,654	6,075	131,804	1,390	35,686	11,874	205,062	8,623	181,333
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	— *	7	—	—	306	5,569	249	5,165
Other Classes	—	—	—	—	1,248	27,025	212	4,958	18,508	307,589	14,255	276,292
Cost of shares redeemed
Class D	(413)	(10,767)	(13)	(336)	(12)	(292)	— *	(3)	(923)	(17,480)	(1,019)	(22,344)
Other Classes	(10,622)	(251,817)	(5,640)	(121,963)	(4,469)	(88,902)	(3,566)	(84,249)	(39,469)	(689,451)	(50,286)	(1,045,023)
Net increase (decrease) resulting from Fund share transactions	(1,324)	$(8,483)	(3,420)	$(67,858)	2,856	$69,985	(1,963)	$(43,593)	(9,358)	$(181,670)	(28,091)	$(602,665)

	OCC Target Fund				OCC Value Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	53	$1,227	10	$243	338	$4,927	3,741	$66,081	196	$2,716	202	$2,872
Other Classes	5,637	119,902	1,650	35,485	10,071	135,862	10,843	189,385	12,180	180,458	7,108	101,939
Issued in reinvestment of dividends and distributions
Class D	4	97	—	—	1,335	18,263	894	15,767	214	3,179	172	2,434
Other Classes	2,536	53,477	—	—	16,009	214,509	6,538	113,135	2,665	40,170	1,704	24,508
Cost of shares redeemed
Class D	(39)	(929)	(25)	(536)	(4,301)	(59,609)	(6,854)	(119,857)	(716)	(10,064)	(1,511)	(21,536)
Other Classes	(9,013)	(185,191)	(9,099)	(176,938)	(47,731)	(636,219)	(27,468)	(471,512)	(13,766)	(201,374)	(12,447)	(179,529)
Net increase (decrease) resulting from Fund share transactions	(822)	$(11,417)	(7,464)	$(141,746)	(24,279)	$(322,267)	(12,306)	$(207,001)	773	$15,085	(4,772)	$(69,312)

	RCM Mid-Cap Fund				RCM Strategic Growth Fund					OCC Small Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007			Period from 11/1/2007† to 06/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class D	38	$113	25	$68	4	$60	1		$14	1	$10
Other Classes	2,712	7,922	3,258	9,040	150	2,506	26		378	272	3,687
Issued in reinvestment of dividends and distributions
Class D	2	4	25	67	— *	3	—		—	—	—
Other Classes	256	770	5,510	14,713	9	162	—		—	—	—
Cost of shares redeemed
Class D	(31)	(87)	(89)	(256)	(1)	(9)	—	*	(7)	—	—
Other Classes	(5,036)	(14,478)	(18,189)	(52,664)	(30)	(468)	(3)		(35)	(3)	(46)
Net increase (decrease) resulting from Fund share transactions	(2,059)	$(5,756)	(9,460)	$(29,032)	132	$2,254	24		$350	270	$3,651

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations
††	Fiscal year end changed from March 31 to June 30.

90	Allianz Funds Annual Report	06.30.08

10.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

11.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2007, the Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 (less than $0.005 per share) and $31,781 (less than $0.005 per share), respectively for realized losses resulting from trading errors.

12.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund. Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

13.	SUBSEQUENT EVENTS

Effective July 7, 2008 CCM Capital Appreciation Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Income & Growth Fund, NACM Growth Fund, NACM Mid-Cap Growth Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Opportunity Fund, OCC Growth Fund, OCC Target Fund, RCM Large-Cap Growth Fund, RCM Small-Cap Fund and RCM Strategic Growth Fund began publicly offering class P shares.

It is expected that, effective on or about September 15, 2008 the Funds’ Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	Allianz Funds Annual Report	91

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Income & Growth Fund, NACM Growth Fund, NACM Mid-Cap Growth Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Opportunity Fund, OCC Renaissance Fund, OCC Value Fund, OCC Growth Fund, OCC Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, OCC Small-Cap Value Fund and RCM Strategic Growth Fund, twenty-one of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

92	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

CCM Capital Appreciation Fund	78%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	19%
NACM Growth Fund	0%
NACM Income & Growth Fund	27%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	33%
NFJ Dividend Value Fund	50%
NFJ Large-Cap Value Fund	45%
NFJ Mid-Cap Value Fund	41%
NFJ Small-Cap Value Fund	88%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Opportunity Fund	2%
OCC Renaissance Fund	57%
OCC Target Fund	4%
OCC Small-Cap Value Fund	0%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Strategic Growth Fund	59%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

CCM Capital Appreciation Fund	82%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	20%
NACM Growth Fund	0%
NACM Income & Growth Fund	28%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	31%
NFJ Dividend Value Fund	47%
NFJ Large-Cap Value Fund	47%
NFJ Mid-Cap Value Fund	43%
NFJ Small-Cap Value Fund	71%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Opportunity Fund	2%
OCC Renaissance Fund	58%
OCC Target Fund	4%
OCC Small-Cap Value Fund	0%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Strategic Growth Fund	60%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

06.30.08	Allianz Funds Annual Report	93

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial —U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

94	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	95

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

96	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ032AR_22271

Allianz Funds Annual Report

JUNE 30, 2008

International/Sector Stock Funds

Share Classes

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Financial Highlights		40
Notes to Financial Statements		48
Report of Independent Registered Public Accounting Firm		57
Federal Income Tax Information		58
Trustees and Officers		59

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	21
Allianz NFJ International Value Fund	10	22
Allianz RCM Biotechnology Fund	11	23
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small-Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility, as rapidly rising energy costs and lingering weakness in the credit markets contributed to an overall decline in global stocks. The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns.

Within emerging markets, stocks offered mixed results in the past year. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

While market conditions over the period were difficult, it is important to view results with a long-term perspective—one that is attuned to your overall investment strategy. Actively managed stock funds can play an important role in a diversified portfolio. And over three-, five- and ten-year periods, global stocks have delivered positive returns despite some periods of weakness and volatility. Your personal financial advisor can help you create and follow a course that reflects your individual sensitivity to risk and specific financial goals.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM International Growth Equity (2/02), and RCM Technology (2/02). The oldest share class for RCM Biotechnology and RCM Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s performance versus the MSCI Emerging Markets Index was negatively affected by stock selection in China, India and the financials sector. Notable detractors included China COSCO, a shipping company that was weak due to a pullback in freight rates and concerns about a global economic slowdown, and Reliance Capital, an Indian financial services firm that was hurt by expectations that volatility in the capital markets would dampen the company’s growth.

•

Another key source of relative weakness was an underweighting in the energy sector that resulted from the Fund’s bottom-up investment process. With the price of oil approximately doubling during the period, energy was the best-performing sector in the index.

•

On the plus side, stock selection in Russia, South Korea and the materials sector positively impacted results versus the index. The Fund’s best-performing holdings included Mechel, a Russian steel company that benefited from a strong pricing environment, and LG Electronics, a South Korean consumer electronics manufacturer that was recognized for its solid earnings growth.

•	Petroleo Brasileiro, Brazil’s state-run oil company, was also a top performer. In late 2007, the company announced what could potentially be the largest deepwater oil discovery in history.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	2.93%	—	—	33.28%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	–2.73%	—	—	31.45%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	1.10%	—	—	32.26%
MSCI Emerging Markets Index	4.63%	29.75%		28.38%
Lipper Emerging Markets Fund Average	2.65%	28.51%	14.99%	26.99%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.88% for Class A shares and 2.64% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Brazil	19.5%
South Korea	15.7%
Taiwan	9.6%
South Africa	8.8%
Russia	8.5%
Hong Kong	5.8%
China	5.6%
India	3.1%
Other	21.8%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$888.30	$884.80	$1,015.96	$1,012.23
Expenses Paid During Period	$8.40	$11.90	$8.97	$12.71

For each class of the Fund, expenses are equal to the expense ratio for the class (1.79% for Class A and 2.54% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

Consistent with the Fund’s bottom-up investment process, the Fund’s performance relative to the MSCI All Country World Index was driven by stock selection. Stock selection was strongest in the United States, the United Kingdom and the energy, financials and materials sectors.

•

Top-performing holdings included Wellstream, a U.K. manufacturer of energy pipelines that benefited from growth in deepwater oil production, and Israel Chemicals, a fertilizer producer that experienced strong demand from emerging countries. The Fund’s lack of exposure to Citigroup and American International Group was also a plus, as these U.S. financial services firms reported substantial write-downs of impaired assets.

•

An underweighting in financials, the worst-performing sector in the index, was another key source of positive relative performance. The U.S. financial system endured a series of blows during the period, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short-term funding markets.

•

Stock selection in Japan, Germany and the information technology sector had the largest negative effect on performance versus the index. Two major detractors were Sumco, a Japanese manufacturer of silicon wafers that was hurt by weak demand for smaller wafers, and Henkel, a German consumer products company that was impacted by rising input costs and concerns about the financing of an acquisition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class A	–4.23%	15.70%	—	16.15%
Allianz NACM Global Fund Class A (adjusted)	–9.49%	14.40%	—	15.05%
Allianz NACM Global Fund Class B	–4.94%	14.85%	—	15.30%
Allianz NACM Global Fund Class B (adjusted)	–9.25%	14.62%	—	15.21%
Allianz NACM Global Fund Class C (adjusted)	–5.74%	14.86%	—	15.29%
MSCI All Country World Index	–9.27%	13.14%		12.27%
Lipper Global Multi-Cap Growth Fund Average	–6.89%	13.91%	5.76%	12.50%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	46.0%
Japan	8.7%
United Kingdom	7.0%
France	5.4%
Germany	5.1%
Spain	4.9%
Hong Kong	3.4%
Switzerland	3.2%
Other	14.7%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$916.20	$912.60	$912.80	$1,017.55	$1,013.82	$1,013.82
Expenses Paid During Period	$7.00	$10.56	$10.56	$7.37	$11.12	$11.12

For each class of the Fund, expenses are equal to the expense ratio for the class (1.47% for Class A, 2.22% for Class B, 2.22% for Class C), multiplied by the average account value over the period. multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

The Fund’s performance relative to the index was driven by stock selection, which was weakest in Japan, Hong Kong and the financials and industrials sectors. Two large detractors in the Fund were Itochu, a Japanese trading company that wrote down the value of its investment in a Japanese consumer finance firm, and Hong Kong Exchanges and Clearing, a securities and futures exchange that was hurt by declining trade volumes.

•

Sector exposures, which are a byproduct of the Fund’s bottom-up investment process, also detracted. Underweighted positions in consumer staples, utilities and healthcare were especially unfavorable, as investors gravitated toward these defensive sectors in the weak and volatile market environment.

•

Stock selection in Norway and the materials sector had the largest, positive impact on performance versus the index. Yara International, a Norwegian fertilizer producer, was the top contributor in the portfolio. The company benefited from a strong pricing environment amid global food shortages and high prices for agricultural commodities such as wheat and rice.

•

Stock selection in Belgium, Denmark and the healthcare sector also favorably affected relative results. Novo Nordisk, a Danish pharmaceutical manufacturer, was a strong performer, advancing on expectations that its new diabetes drug would be a major growth driver. A lack of exposure to Fortis, a financial services firm based in Belgium, was another plus as the company was forced to raise capital to strengthen its balance sheet.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	–16.09%	18.69%	—	10.91%
Allianz NACM International Fund Class A (adjusted)	–20.71%	17.36%	—	10.04%
Allianz NACM International Fund Class C (adjusted)	–17.45%	17.82%	—	10.09%
MSCI EAFE Index	–10.61%	16.67%	5.83%	7.62%
Lipper International Multi-Cap Core Fund Average	–9.14%	16.13%	6.49%	7.86%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.49% for Class A shares and 2.24% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United Kingdom	26.8%
Japan	16.5%
Germany	9.5%
Hong Kong	7.1%
France	7.0%
Australia	6.3%
Spain	5.4%
Norway	4.1%
Other	15.8%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$887.00	$884.00	$1,017.50	$1,013.72
Expenses Paid During Period	$6.94	$10.49	$7.42	$11.22

For each class of the Fund, expenses are equal to the expense ratio for the class (1.48% for Class A and 2.24% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in Japan, Singapore and the telecommunication services sectors negatively impacted the Fund’s performance versus the MSCI Pacific Index. The biggest detractor in the portfolio was Ibiden, a Japanese provider of electronic and ceramic products that faced slowing demand for its filters used in diesel automobiles. KDDI, a Japanese telecommunication services provider, was also weak in an intensely competitive environment for pursuing mobile phone subscribers.

•

An underweighting in Australia, the second-best performing country in the index, was another major area of relative weakness. Australia is a leading producer of mined commodities such as coal and gold, and high commodity prices lent support to the country’s equity market.

•

On the plus side, stock selection in Australia and the materials sector had a significant, positive effect on results versus the index. One of the Fund’s best-performing holdings was Incitec Pivot, an Australian fertilizer manufacturer that had exceptional pricing power, as global grain use continued to exceed production.

•

Sun Hung Kai Properties, a Hong Kong real estate company, was another top contributor in the Fund. The company benefited from expectations that residential real estate prices would rise in Hong Kong due to a housing shortage and a cyclical upturn in demand.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class A	–9.53%	23.62%	17.35%	13.64%
Allianz NACM Pacific Rim Fund Class A (adjusted)	–14.50%	22.22%	16.69%	13.03%
Allianz NACM Pacific Rim Fund Class B	–10.17%	22.72%	16.70%	13.04%
Allianz NACM Pacific Rim Fund Class B (adjusted)	–14.11%	22.54%	16.70%	13.04%
Allianz NACM Pacific Rim Fund Class C (adjusted)	–10.96%	22.71%	16.47%	12.78%
MSCI Pacific Index	–9.00%	15.74%	6.64%	5.69%
Lipper Pacific Region Fund Average	–9.85%	18.84%	10.28%	8.29%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.76% for Class A shares, 2.51% for Class B shares and 2.51% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	61.4%
Australia	16.4%
Hong Kong	9.8%
India	3.0%
Singapore	2.3%
Taiwan	2.2%
United Kingdom	1.6%
China	1.4%
Other	0.8%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$885.00	$882.20	$882.00	$1,016.01	$1,012.28	$1,012.28
Expenses Paid During Period	$8.34	$11.84	$11.84	$8.92	$12.66	$12.66

For each class of the Fund, expenses are equal to the expense ratio for the class (1.78% for Class A, 2.53% for Class B, 2.53% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks declined, on average, in the 12-month period ended June 30, 2008. Concerns over record oil prices, carryover from the U.S. credit crisis, slowing global growth and rising inflation contributed to a cautious mood. The consumer discretionary and financials sectors suffered the brunt of the selloff. Energy issues advanced steadily, benefiting from soaring oil prices. With few exceptions, market averages for industrial economies fell. Emerging markets stocks delivered positive returns, on average.

•

An overweighted position and stock selections among energy companies contributed most significantly to the Fund’s performance relative to the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of South Africa’s Sasol rose on forecasted annual earnings growth of between 40% and 50%. Sasol, the leading global supplier of synthetic fuels, licenses technology to convert coal into liquid fuels.

•

Among materials companies, shares of Fording Canadian Coal advanced as the commodity’s price rose on surging global demand. The company forecast coal prices to double in the coming year. Rising crop prices and unprecedented demand for crop inputs sent Agrium’s shares higher. The Canadian agricultural chemicals distributor said fertilizer prices are rising faster than any other raw material used by farmers.

•	Underweighted positions in the financials sector benefited returns as the Fund avoided fallout from mounting losses at large banks and insurers.

•

In telecommunications, shares of SK Telecom fell as the company battled to protect market share. SK earnings deteriorated as South Korea’s largest mobile phone operator offered subsidies on new handsets to stave off rivals.

•

Among utilities, shares of Korea Electric Power fell on fears the company could post its first annual operating loss. Earnings were impacted by record energy prices and the company’s inability to raise rates.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class A	0.29%	26.62%	—	27.43%
Allianz NFJ International Value Fund Class A (adjusted)	–5.23%	25.19%	—	26.10%
Allianz NFJ International Value Fund Class C (adjusted)	–1.38%	25.70%	—	26.50%
MSCI All Country World Ex US Index	–6.64%	18.94%		20.38%
Lipper International Multi-Cap Value Fund Average	–14.36%	15.84%	6.69%	17.38%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.46% for Class A shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Canada	15.5%
United Kingdom	13.1%
Brazil	7.9%
Korea (Republic of )	7.3%
Germany	5.2%
Mexico	4.5%
Netherlands	4.4%
Taiwan	4.4%
Other	30.9%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$950.40	$947.00	$1,017.65	$1,013.92
Expenses Paid During Period	$7.03	$10.65	$7.27	$11.02

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A and 2.20% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	During the 12-month reporting period , FDA regulatory activity as well as M&A significantly impacted performance in the biotechnology sector.

•

The largest positive contributors to the Fund’s performance were Millennium Pharmaceuticals, Celgene and Amgen, while Keryx, PDL BioPharma and Genentech were the largest detractors to relative performance.

•

Millennium outperformed as a result of its acquisition by Takeda. Celgene added to performance as investors regained confidence in the growth potential of Revlimid in frontline multiple myeloma. The Fund’s underweighting in Amgen aided performance as Amgen declined on renewed concerns regarding the anemia franchise growth potential.

•

The Fund’s overweighted position in Keryx negatively impacted performance following the failure of its lead compound, Solunex, for diabetic nephropathy. PDL Biopharma underperformed as the company decided not to sell itself and instead return cash from asset sales to shareholders and split the business into a development component and a royalty component. Genentech underperformed following the failure of Rituxan in several new indications and as investor concerns regarding Avastin growth mounted earlier in the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class A	–2.53%	2.68%	11.60%	11.05%
Allianz RCM Biotechnology Fund Class A (adjusted)	–7.89%	1.52%	10.97%	10.45%
Allianz RCM Biotechnology Fund Class B	–3.27%	1.90%	10.92%	10.41%
Allianz RCM Biotechnology Fund Class B (adjusted)	–8.10%	1.52%	10.92%	10.41%
Allianz RCM Biotechnology Fund Class C (adjusted)	–4.23%	1.91%	10.76%	10.21%
S&P 500 Index	–13.12%	7.58%	2.88%	4.35%
NASDAQ Biotechnology Index	–1.15%	3.37%	9.60%	9.60%
Lipper Health/Biotechnology Fund Average	–5.81%	6.51%	6.90%	7.43%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.56% for Class A shares, 2.31% for Class B shares and 2.31% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Healthcare	91.8%
Biotechnology	6.7%
Energy	0.5%
Cash & Equivalents — net (including options written & securities sold short)	1.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$942.80	$939.00	$939.40	$1,017.55	$1,013.82	$1,013.82
Expenses Paid During Period	$7.10	$10.70	$10.70	$7.37	$11.12	$11.12

For each class of the Fund, expenses are equal to the expense ratio for the class (1.47% for Class A, 2.22% for Class B, 2.22% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of natural resources.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweighted positions in Oil Services stocks, to include National Oilwell Varco and Weatherford, as well as overweighted positions in Exploration and Production, to include Southwestern Energy and Arena Resources.

•

While the Fund delivered positive absolute returns, an overweighting in some of the Independent Refining companies such as Valero and Sunoco, were detractors from overall performance relative to its benchmark.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class A	36.07%	—	—	35.15%
Allianz RCM Global Resources Fund Class A (adjusted)	28.59%	—	—	33.25%
Allianz RCM Global Resources Fund Class C (adjusted)	34.14%	—	—	34.15%
MSCI World Index	–10.68%	11.99%	4.19%	9.17%
World Energy & Materials Composite	18.66%	27.42%		26.37%
Lipper Global Natural Resources Fund Average	30.97%	33.86%	20.36%	34.12%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.47% for Class A shares and 2.22% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	63.2%
Canada	7.4%
United Kingdom	3.5%
Brazil	3.5%
Cayman Islands	3.4%
Norway	3.4%
Australia	2.3%
Denmark	2.2%
Other	6.1%
Cash & Equivalents — net	5.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$1,117.60	$1,113.50	$1,017.55	$1,013.82
Expenses Paid During Period	$7.74	$11.67	$7.37	$11.12

For each class of the Fund, expenses are equal to the expense ratio for the class (1.47% for Class A and 2.22% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small-cap stocks declined as a group over the year with all regions posting negative returns. Losses were similar among regions with North American companies posting the smallest losses and European stocks the largest declines.

•

The Fund’s performance relative to the index was driven by stock selection, particularly within industrials, technology and consume sectors. However, stock selection in the energy sector, and a large underweighting in the financials sector, helped offset some of the underperformance.

•

The Fund’s relatively overweighted exposure to consumer discretionary stocks, the second worst performing sector in the index, hurt relative returns. A previous top contributor, footwear designer Crocs Inc. was a top detractor in this sector and gave back much of its earlier gains when investors became concerned over increasing inventories. We have completely exited the stock due to violations of our investment thesis. Healthcare provider Southern Cross and technology holding DealerTrack were also notable detractors.

•

In contrast, energy was the top performing sector over the year and shares of British pipeline company Wellstream Holdings PLC benefitted as rising fuel prices contributed to increased spending on oil services. In addition, Dana Petroleum and Arena Resources had favorable returns.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	–20.20%	15.42%	9.41%	12.46%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	–24.59%	14.12%	8.79%	11.91%
Allianz RCM Global Small-Cap Fund Class B	–20.77%	14.58%	8.80%	11.92%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	–24.40%	14.35%	8.80%	11.92%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	–21.51%	14.58%	8.62%	11.66%
MSCI World Small Cap Index	–16.96%	14.96%	8.63%	7.71%
Lipper Global Small-/Mid-Cap Fund Average	–14.17%	14.80%	8.09%	8.41%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.76% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	37.0%
Japan	12.7%
United Kingdom	8.6%
Switzerland	8.5%
Brazil	3.5%
Russia	3.1%
Germany	2.8%
Netherlands	2.6%
Other	19.1%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$843.10	$840.20	$839.80	$1,016.06	$1,012.33	$1,012.33
Expenses Paid During Period	$8.11	$11.53	$11.53	$8.87	$12.61	$12.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.77% for Class A, 2.52% for Class B, 2.52% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•

Most of the Fund’s relative performance for the period stemmed from a significant overweighting in biotechnology stocks, and an underweighting in big-cap pharmaceutical companies. The biotech sector overall gained 6.25%, while pharmaceuticals dropped 14.9% over the past year.

•

The Fund’s decision to not own Pfizer was the single biggest contributor to performance, as the stock dropped 28% during the year over disappointing earnings and a deteriorating outlook. Another contributor was the underweight in Bristol-Myers Squibb, which fell 32% amidst rising competitive concerns and the increased likelihood of the company not being acquired.

•

In biotechnology, the Fund’s overweighting in United Therapeutics was the most significant source of upside. A new formulation of the company’s lead drug Remodulin demonstrated favorable Phase 3 clinical trial results, propelling the stock up 53% for the year. The Fund’s position in Theravance, however, offset some of those gains. The stock fell 63% under the combined weight of negative pipeline news, and the decision by its partner GlaxoSmithKline to not acquire the company.

•

In healthcare services, the Fund’s underweighting in HMO’s was a major source of outperformance. The underweighting in United Health, a bell-weather HMO, was the second biggest positive contributor for the Fund’s performance overall. The company’s earnings and outlook came under pressure due to rising costs and slowing enrollment, causing the stock to fall 49%. In contrast, the Fund’s overweighting in Community Health, a hospital management company, was the second biggest detractor from performance overall. The stock fell 18% over rising concerns about interest costs.

•

The Fund’s positioning in healthcare equipment and supplies had an overall neutral impact, with a beneficial overweighting, however weak stock picking. The Fund’s underweight in JNJ was the major source of underperformance for the Fund. Despite weakening top line results, the stock managed to rise 7% by delivering solid earnings in the context of poor general market conditions. In medical devices, the Fund’s small position in Northstar Neurosciences also detracted from performance. The stock fell 86% upon news that its sole pipeline product did not show a statistically significant benefit in the treatment of stroke.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class A	–7.05%	3.50%	8.97%	11.15%
Allianz RCM Healthcare Fund Class A (adjusted)	–12.16%	2.34%	8.36%	10.60%
Allianz RCM Healthcare Fund Class B	–7.74%	2.73%	8.32%	10.57%
Allianz RCM Healthcare Fund Class B (adjusted)	–12.35%	2.37%	8.32%	10.57%
Allianz RCM Healthcare Fund Class C (adjusted)	–8.66%	2.73%	8.16%	10.32%
S&P 500 Index	–13.12%	7.58%	2.88%	6.60%
S&P 500 Healthcare Index	–11.72%	2.41%	2.29%	7.39%
Lipper Health/Biotechnology Fund Average	–5.81%	6.51%	6.90%	8.30%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.52% for Class A shares, 2.27% for Class B shares and 2.27% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Healthcare	89.5%
Technology	6.4%
Insurance	0.9%
Cash & Equivalents — net (including options written & securities sold short)	3.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$897.40	$894.00	$894.10	$1,017.30	$1,013.58	$1,013.58
Expenses Paid During Period	$7.17	$10.69	$10.69	$7.62	$11.36	$11.36

For each class of the Fund, expenses are equal to the expense ratio for the class (1.52% for Class A, 2.27% for Class B, 2.27% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s performance was vastly attributable to stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

The top active contributor to return was Nintendo (up 58%) which is still benefiting from strong sales of the Wii console. The other top active contributors during the past year were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, Materials sector holdings Xstrata (up 35%) and Lonza Group (up 53%), and Energy holding CNOOC (up 56%).

•

On the negative side, relatively weak stock selection in the financials sector held performance back. Some of the biggest detractors to performance were UK’s Barclays (down 54%), German Commerzbank (down 35%), Indian ICICI Bank (down 38%), and Japanese holdings Sumitomo Mitsui Financial (down 18%) and Mizuho Financial Group (down 31%).

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class A	–7.42%	14.97%	2.45%	6.66%
Allianz RCM International Growth Equity Fund Class A (adjusted)	–12.51%	13.68%	1.87%	6.20%
Allianz RCM International Growth Equity Fund Class B	–8.10%	14.11%	1.91%	6.23%
Allianz RCM International Growth Equity Fund Class B (adjusted)	–12.67%	13.87%	1.91%	6.23%
Allianz RCM International Growth Equity Fund Class C (adjusted)	–8.99%	14.12%	1.69%	5.86%
MSCI EAFE Index	–10.61%	16.67%	5.83%	6.74%
MSCI EAFE Growth Index	–4.44%	16.26%	4.11%	5.10%
Lipper International Large-Cap Growth Fund Average	–7.33%	14.69%	3.98%	6.83%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.37% for Class A shares, 2.12% for Class B shares and 2.12% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	19.1%
United Kingdom	18.8%
Switzerland	12.9%
France	9.6%
Germany	8.2%
Netherlands	4.8%
Spain	2.5%
Finland	2.4%
Other	20.0%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$892.50	$889.80	$889.90	$1,018.05	$1,014.32	$1,014.32
Expenses Paid During Period	$6.45	$9.96	$9.96	$6.87	$10.62	$10.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.37% for Class A, 2.12% for Class B, 2.12% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was helped by its focus on consumer technology products that did well in a difficult economic environment. These included videogames, with holdings such as Nintendo, Activision, and Tencent Holdings, as well as smart phones, with such holdings as Research in Motion and Qualcomm.

•

Some of the Fund’s Chinese holdings such as Ctrip.com and Baidu also did well, and our best stock, on an absolute basis, during this period was First Solar, an alternative energy leader. Solar power continues to ride a strong learning curve as new technologies are brought into production and the volume of silicon is increased dramatically. Smart grids with intelligent meters and much more efficient computers and lighting are helping reduce power demand. Many of these solutions involve technology companies that we own, and we feel good about their ability to grow at high rates even if the overall economic growth is low.

•

Several areas of technology were impacted by slowing orders, and we had declining stocks in communications such as Cisco Systems, Riverbed Technology, Foundry Networks, and NII Holdings. We reduced the Fund’s exposure to this area during the year, but still own several of these stocks for their secular growth.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class A	-3.58%	12.26%	9.76%	14.21%
Allianz RCM Technology Fund Class A (adjusted)	–8.88%	11.00%	9.14%	13.69%
Allianz RCM Technology Fund Class B	–4.32%	11.42%	9.18%	13.73%
Allianz RCM Technology Fund Class B (adjusted)	–8.92%	11.16%	9.18%	13.73%
Allianz RCM Technology Fund Class C (adjusted)	–5.24%	11.43%	8.92%	13.35%
NASDAQ Composite Index	–11.92%	7.16%	1.93%	6.43%
S&P North American Technology Sector Index	–6.95%	8.27%	1.89%	7.84%
Global Science/Technology Fund Average	–10.56%	8.43%	2.37%	7.55%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.66% for Class A shares, 2.41% for Class B shares and 2.41% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	55.3%
Energy	5.9%
Chemicals	2.5%
Capital Goods	2.5%
Consumer Discretionary	2.3%
Telecommunications	1.9%
Electronics	1.0%
Consumer Services	0.8%
Other	1.1%
Cash & Equivalents — net (including options written & securities sold short)	26.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$832.30	$829.00	$829.20	$1,016.61	$1,012.83	$1,012.88
Expenses Paid During Period	$7.56	$11.00	$10.96	$8.32	$12.11	$12.06

For each class of the Fund, expenses are equal to the expense ratio for the class (1.66% for Class A, 2.42% for Class B, 2.41% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—86.3%
Argentina—0.5%
Petrobras Energia Participaciones S.A., Class B ADR	92,000	$1,104

Bermuda—0.2%
TPV Technology Ltd.	712,600	372

Brazil—12.1%
Banco Bradesco S.A. ADR	78,750	1,611
Banco Itau Holding Financeira S.A. ADR	68,500	1,391
Brasil Telecom Part S.A. ADR	25,000	1,834
Centrais Eletricas Brasileiras S.A.	100,000	1,846
Cia de Saneamento de Minas Gerais	38,500	713
Companhia Vale do Rio Doce ADR	108,600	3,241
Petroleo Brasileiro S.A. ADR	107,000	7,579
Petroleo Brasileiro S.A., Class A ADR	92,200	5,343
Tele Norte Leste Participacoes S.A. ADR	61,900	1,542
Unibanco-Uniao de Bancos
Brasileiros S.A., UNIT	146,700	1,871

		26,971

China—5.6%
Bank of Communications Co., Ltd.	1,970,000	2,315
China Citic Bank	2,778,000	1,556
China Coal Energy Co.	219,000	384
China Construction Bank Corp.	3,007,200	2,426
China COSCO Holdings Co., Ltd., Class H	504,500	1,235
China Petroleum & Chemical Corp., Class H	2,018,000	1,886
China Telecom Corp. Ltd.	1,324,000	720
Industrial & Commercial Bank of China	2,317,000	1,584
Shandong Chenming Paper Holdings Ltd. (c)(d)	569,400	472

		12,578

Colombia—0.2%
BanColombia S.A.	69,585	517

Czech Republic—0.3%
Unipetrol	37,500	618

Egypt—0.9%
Egyptian Financial Group-Hermes Holding	68,116	613
Orascom Construction Industries	14,952	1,028
Telecom Egypt	125,899	387

		2,028

Hong Kong—5.8%
Chaoda Modern Agriculture	886,000	1,121
China Agri-Industries Holdings Ltd. (c)	1,392,000	1,018
China Mobile Ltd.	406,500	5,456
China Unicom Ltd.	624,000	1,158
CNOOC Ltd.	1,422,000	2,469
CNPC Hong Kong Ltd.	2,420,000	1,144
Shougang Concord International
Enterprises Co., Ltd.	1,744,000	570

		12,936

India—0.8%
Reliance Industries Ltd. GDR (a)	17,986	1,766

	Shares	Value (000s)

Indonesia—2.2%
PT Astra International Tbk	908,200	$1,901
PT Bumi Resources Tbk	2,559,000	2,284
PT Timah Tbk (c)	184,000	748

		4,933

Israel—2.8%
Bezeq Israeli Telecommunication Corp. Ltd.	568,292	1,121
Delek Group Ltd.	5,267	802
Israel Corp. Ltd. (c)	2,091	3,243
Israel Discount Bank Ltd., Class A (c)	184,700	409
Teva Pharmaceutical Industries Ltd. ADR	15,100	692

		6,267

Malaysia—1.8%
Burniputra Commerce Holdings Bhd	158,400	389
Kulim Malaysia Bhd	194,200	576
Lion Industries Corp. Bhd	801,400	643
Ppb Group Berhad	755,100	2,497

		4,105

Mexico—2.5%
Alfa S.A. de C.V., Class A	192,100	1,374
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	109,200	497
Grupo Carso S.A.B. de C.V., Ser. A1	132,400	617
Grupo Mexico S.A. de C.V., Ser. B	1,387,800	3,149

		5,637

Peru—0.6%
Credicorp Ltd.	15,800	1,298

Poland—1.6%
Polski Koncern Naftowy Orlen (c)	115,114	1,840
Telekomunikacja Polska S.A.	173,780	1,682

		3,522

Russia—8.5%
Evraz Group S.A. GDR	31,006	3,601
LUKOIL ADR	20,000	1,972
Mechel ADR	73,600	3,646
MMC Norilsk Nickel ADR	77,264	1,955
Mobile Telesystems ADR	19,300	1,479
Novolipetsk Steel OJSC GDR	25,850	1,473
OAO Gazprom ADR	32,274	1,864
Uralkali GDR	10,250	740
Vimpelcom ADR	72,000	2,137

		18,867

South Africa—8.8%
African Rainbow Minerals Ltd.	43,341	1,545
ArcelorMittal	187,829	5,328
Aveng Ltd.	237,317	1,752
Barloworld Ltd.	33,142	338
Impala Platinum Holdings Ltd.	20,669	812
Remgro Ltd.	120,342	2,880
Sanlam Ltd.	723,994	1,531
Sasol Ltd.	90,404	5,322

		19,508

	Shares	Value (000s)

South Korea—15.7%
Dongkuk Steel Mill Co., Ltd.	26,330	$1,132
Hyundai Motor Co.	69,038	4,679
Korea Gas Corp.	6,885	501
Korea Line Corp.	6,668	1,120
LG Chem Ltd.	17,070	1,630
LG Corp.	70,840	4,590
LG Electronics, Inc.	48,850	5,524
LG Display Co., Ltd.	88,090	3,293
LG Telecom Ltd.	69,440	526
Namhae Chemical	75,490	2,023
POSCO	1,916	998
Samsung Electronics Co., Ltd.	11,095	6,628
Shinhan Financial Group Co., Ltd.	20,297	914
SK Holdings Co., Ltd.	8,847	1,090
STX Pan Ocean Co., Ltd.	224,200	444

		35,092

Taiwan—9.6%
AU Optronics Corp.	3,313,227	5,240
Chi Mei Optoelectronics Corp. (c)	3,158,000	3,638
China Development Financial	1,969,000	794
Compal Electronics	2,188,000	2,361
Far Eastern Department Stores Co., Ltd.	434,000	461
Gigabyte Technology Co., Ltd.	1,062,000	804
HannStar Display Corp. (c)	2,948,824	1,073
Hua Nan Financial Holdings Co., Ltd.	1,736,000	1,585
KGI Securities Co., Ltd.	5,275,000	3,832
Polaris Securities Co., Ltd. (c)	830,000	497
U-Ming Marine Transport Corp.	266,000	700
USI Corp.	762,000	403

		21,388

Thailand—2.5%
Bangkok Bank PLC	328,900	1,172
PTT Aromatics & Refining PLC (d)	348,200	3,145
Thoresen Thai Agencies PLC	980,400	1,202

		5,519

Turkey—2.4%
Aygaz AS	150,773	352
Bagfas Bandirma Gubre Fabrik	4,590	586
Eczacibasi Ilac Sanayi	128,830	405
Gubre Fabrikalari T.A.S.	22,118	895
Tupras Turkiye Petrol Rafine	96,509	2,228
Turk Hava Yollari (c)	192,488	788

		5,254

United States—0.9%
Global Investment House GDR (a)(c)	106,800	2,002

Total Common Stock (cost—$190,581)		192,282

PREFERRED STOCK—7.4%
Brazil—7.4%
Brasil Telecom S.A.	128,800	1,388
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	146,280	3,414
Fertilizantes Fosfatados S.A.	9,900	752
Investimentos Itau S.A.	375,900	2,385
Metalurgica Gerdau S.A.	108,600	3,523
Telemar Norte Leste S.A.	4,200	231
Usinas Siderurgicas de Minas Gerais S.A.	94,975	4,680

Total Preferred Stock (cost—$11,841)		16,373

06.30.08	Allianz Funds Annual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Units	Value (000s)

WARRANTS (c)—4.7%
Bahamas—0.4%
Mercator Lines Ltd., Expires 10/22/10	496,730	$938

India—2.3%
Bank of India, Expires 5/2/11 (a)	96,774	488
DLF Ltd., Expires 6/22/10	70,857	653
Hindalco Industial Ltd., Expires 11/12/10	155,387	514
Indiabulls Financial Services Ltd., Expires 9/24/09	35,971	214
Industrial Development Bank of India, Expires 2/15/11	425,323	636
Kotak Mahindra Bank Ltd., Expires 4/20/12 (a)	56,949	611
Reliance Capital Ltd., Expires 2/15/10	97,104	2,038

		5,154

Netherland Antilles—0.5%
Axis Bank Ltd., Expires 4/21/10	20,891	294
Sesa GOA Ltd., Expires 1/21/10	9,326	734

		1,028

United Kingdom—1.5%
Aldar Properties PJSC, Expires 1/12/10	708,425	2,421
Tamweel PJSC, Expires 4/26/11	403,675	923

		3,344

Total Warrants (cost—$16,281)		10,464

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $3,361; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $3,430 including accrued interest (cost—$3,361)	$3,361	3,361

Total Investments (cost—$222,064)(b)—99.9%		222,480

Other assets less liabilities—0.1%		192

Net Assets—100.0%		$222,672

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $127,178, representing 57.11% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.1%
Australia—1.8%
BHP Billiton Ltd.	23,926	$1,019

Bermuda—0.5%
Peace Mark Holdings Ltd.	382,000	266

Brazil—1.3%
Banco do Brasil S.A.	43,400	708

China—1.6%
AAC Acoustic Technology Holdings, Inc. (c)	80,000	67
China Mobile Ltd.	60,500	812

		879

Finland—1.2%
Outotec Oyj	10,169	644

France—5.4%
Ingenico	16,436	574
Total S.A.	11,582	986
Vallourec S.A.	1,758	615
Veolia Environnement	14,736	822

		2,997

Germany—5.1%
Henkel KGaA	15,713	589
Linde AG	6,771	951
Siemens AG	5,162	572
Tognum AG	26,186	705

		2,817

Greece—1.2%
Alpha Bank AE	22,870	693

Hong Kong—3.4%
China Green Holdings Ltd.	276,000	329
Jardine Matheson Holdings Ltd.	34,400	1,069
Melco International Development	488,000	471

		1,869

Ireland—2.5%
IAWS Group PLC	30,730	767
Icon PLC ADR (c)	8,000	604

		1,371

Israel—2.3%
Israel Chemicals Ltd.	54,257	1,264

Japan—8.7%
Asics Corp.	80,000	874
Chugai Pharmaceutical Co., Ltd.	46,100	737
Joint Corp.	17,200	86
Konica Minolta Holdings, Inc.	43,500	737
Marubeni Corp.	110,000	918
Mizuho Financial Group, Inc.	217	1,010
Nitori Co., Ltd.	9,850	506

		4,868

Spain—4.9%
Banco Santander Central Hispano S.A.	47,049	858
Tecnicas Reunidas S.A.	11,453	957
Telefonica S.A.	34,264	907

		2,722

Switzerland—3.2%
Nestle S.A.	24,850	1,123
Roche Holdings AG	3,826	688

		1,811

	Shares	Value (000s)

United Kingdom—7.0%
ARM Holdings PLC	182,294	$308
IG Group Holdings PLC	117,432	769
International Power PLC	110,221	944
Standard Chartered PLC	33,986	962
Wellstream Holdings PLC (c)	36,123	934

		3,917

United States—46.0%
Affiliated Managers Group, Inc. (c)	7,400	666
AFLAC, Inc.	12,500	785
Ansys, Inc. (c)	19,600	924
Apple, Inc. (c)	6,200	1,038
Bank of New York Mellon Corp.	18,200	689
Best Buy Co., Inc.	19,200	760
Coca-Cola Co.	15,500	806
Corning, Inc.	43,900	1,012
Crown Holdings, Inc. (c)	20,800	541
Devon Energy Corp.	9,100	1,094
Energizer Holdings, Inc. (c)	9,400	687
General Dynamics Corp.	11,600	977
Genzyme Corp. (c)	10,600	763
Global Investment House GDR (a)(c)	33,900	636
Goldman Sachs Group, Inc.	4,850	848
Guess?, Inc.	22,700	850
Helmerich & Payne, Inc.	17,900	1,289
Hess Corp.	6,600	833
Hill-Rom Holdings, Inc.	25,600	691
HJ Heinz Co.	19,500	933
Marathon Oil Corp.	18,800	975
Oracle Corp. (c)	55,200	1,159
Praxair, Inc.	12,400	1,169
Procter & Gamble Co.	15,000	912
Prudential Financial, Inc.	10,300	615
Schering-Plough Corp.	44,000	866
Spansion, Inc., Class A (c)	38,300	86
Target Corp.	18,500	860
Thermo Fisher Scientific, Inc. (c)	15,600	869
XTO Energy, Inc.	18,225	1,249

		25,582

Total Common Stock (cost—$49,923)		53,427

PREFERRED STOCK—1.2%
Brazil—1.2%
All America Latina Logistica S.A., UNIT (cost—$757)	52,700	678

WARRANTS—1.1%
	Units
Taiwan—1.1%
Hon Hai Precision Industry Co., Ltd., Expires 11/5/10 (c) (cost—$719)	127,952	628

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,686; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $2,740 including accrued interest (cost—$2,686)	$2,686	$2,686

Total Investments (cost—$54,085) (b)—103.2%		57,419

Liabilities in excess of other assets—(3.2)%		(1,782)

Net Assets—100.0%		$55,637

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregated value of $24,146, representing 43.40% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—6.3%
BHP Billiton Ltd.	118,828	$5,057
CSL Ltd.	260,143	8,905
Downer EDI Ltd.	382,558	2,513
Incitec Pivot Ltd.	22,763	4,031
Rio Tinto Ltd. (d)	21,209	2,744
Woolworths Ltd.	75,155	1,761

		25,011

Austria—1.6%
OMV AG	65,608	5,126
Voestalpine AG	16,244	1,329

		6,455

Belgium—1.2%
Euronav NV	57,837	2,799
Tessenderlo Chemie NV	39,069	2,073

		4,872

Denmark—1.7%
FLSmidth & Co. A/S	50,750	5,545
Vestas Wind Systems A/S (b)	10,500	1,367

		6,912

Finland—1.0%
Nokia Oyj	102,301	2,500
Nokian Renkaat Oyj	26,500	1,257

		3,757

France—7.0%
Alstom S.A.	21,061	4,829
BNP Paribas	103,137	9,284
France Telecom S.A.	256,272	7,516
Total S.A.	72,056	6,133

		27,762

Germany—9.5%
BASF	88,748	6,117
BAYER AG	34,587	2,910
DaimlerChrysler AG	46,625	2,892
Deutsche Boerse AG	37,042	4,187
E.ON AG	25,444	5,128
K & S AG	16,889	9,724
Volkswagen AG	23,521	6,794

		37,752

Greece—0.7%
National Bank of Greece S.A.	63,371	2,852

Hong Kong—7.1%
Cheung Kong Ltd.	846,000	3,585
First Pacific Co.	1,462,000	922
Hang Lung Group Ltd.	444,000	1,980
Hutchison Telecommunications International Ltd. (b)	2,973,000	4,210
Hutchison Whampoa Ltd.	415,000	4,185
Kerry Properties Ltd.	151,500	797
New World Development Ltd.	1,278,000	2,610
Pacific Basin Shipping Ltd.	655,000	937
Shangri-La Asia Ltd.	550,000	1,289
Swire Pacific Ltd.	740,000	7,575

		28,090

Ireland—1.1%
Allied Irish Banks PLC	174,289	2,684
Paddy Power PLC	57,751	1,821

		4,505

Italy—3.2%
Enel SpA	587,480	5,573
Eni SpA	144,748	5,378

	Shares	Value (000s)

Gruppo Editoriale L’Espresso SpA	305,543	$745
Prysmian SpA	44,539	1,124

		12,820

Japan—16.5%
Coca-Cola West Holdings Co., Ltd. (d)	43,500	1,015
Daiei, Inc. (b)	169,700	1,059
Dena Co., Ltd.	1,000	5,890
East Japan Railway Co.	190	1,548
Fast Retailing Co., Ltd.	16,700	1,584
Heiwa Corp.	96,500	1,023
Hitachi Capital Corp.	186,300	3,001
Hokuhoku Financial Group, Inc. (d)	881,000	2,556
Izumi Co., Ltd. (d)	119,500	1,844
Kawasaki Kisen Kaisha Ltd.	265,000	2,490
Kinden Corp.	322,000	3,251
Kirin Brewery Co., Ltd.	185,000	2,893
Matsushita Electric Industrial Co., Ltd.	90,000	1,925
Mitsui OSK Lines Ltd.	332,000	4,735
Nikon Corp. (d)	51,000	1,493
Nintendo Co., Ltd.	2,700	1,531
Nippon Telegraph & Telephone Corp.	1,041	5,137
Nippon Yusen KK (d)	876,000	8,437
Rakuten, Inc.	1,937	978
Resona Holdings, Inc. (d)	1,981	3,043
Sankyo Co., Ltd.	116,200	7,571
SFCG Co., Ltd. (d)	18,680	2,229

		65,233

Luxembourg—2.0%
ArcelorMittal	43,498	4,275
Oriflame Cosmetics S.A.	55,550	3,550

		7,825

Norway—4.1%
DnB NOR ASA	534,000	6,784
Yara International ASA	106,000	9,361

		16,145

Singapore—0.4%
Singapore Petroleum Co., Ltd.	342,000	1,658

Spain—5.4%
ACS Actividades Construcciones y Servicios S.A.	19,197	961
Banco Santander Central Hispano S.A.	563,279	10,276
Telefonica S.A.	379,791	10,051

		21,288

Sweden—0.7%
Nordea Bank AB	206,600	2,831

Switzerland—2.2%
Zurich Financial Services AG	33,358	8,501

United Kingdom—26.8%
Aggreko PLC	146,826	2,137
Anglo American PLC	69,368	4,872
AstraZeneca PLC	197,418	8,394
BG Group PLC	155,659	4,045
BHP Billiton PLC	94,560	3,626
BP PLC	126,522	1,467
British American Tobacco PLC	129,004	4,450
Charter PLC	76,660	1,320
Cookson Group PLC	428,600	5,332
De La Rue PLC	164,219	2,907
Diageo PLC	290,433	5,321
Eurasian Natural Resources Corp. (b)	38,956	1,026
Game Group PLC	179,732	1,037

	Shares	Value (000s)

GlaxoSmithKline PLC	57,139	$1,263
ICAP PLC	114,246	1,224
Imperial Tobacco Group PLC	60,384	2,243
Prudential PLC	259,146	2,733
Rio Tinto PLC	47,749	5,750
Royal Dutch Shell PLC,
Class A	175,052	7,176
Class B	229,449	9,188
Stagecoach Group PLC	750,685	4,164
Standard Chartered PLC	82,665	2,341
Standard Life PLC	490,762	2,040
Unilever PLC	234,390	6,660
Vodafone Group PLC	3,898,581	11,487
Xstrata PLC	48,950	3,899

		106,102

Total Common Stock (cost—$393,796)		390,371

SHORT-TERM INVESTMENTS—9.2%
Collateral Invested for Securities on Loan (c)—7.8%
Allianz Dresdner Daily Asset Fund (e)	11,001,271	11,001

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	10,095	10,095

		31,096

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $5,349; collateralized by Freddie Mac Discount Note, 1.61%, due 7/28/08, valued at $5,458 including accrued interest (cost—$5,349)	5,349	5,349

Total Short-Term Investments (cost—$36,445)		36,445

Total Investments (cost—$430,241) (a)—107.7%		426,816

Liabilities in excess of other assets—(7.7%)		(30,660)

Net Assets—100.0%		$396,156

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $390,371, representing 98.54% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $15,073; cash collateral of $15,846 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

20	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.9%
Australia—16.4%
AMP Bank Ltd.	529,815	$3,392
Australia & New Zealand Banking Group Ltd.	137,611	2,473
BHP Billiton Ltd.	302,859	12,890
Commonwealth Bank of Australia	68,612	2,646
CSL Ltd.	253,335	8,672
Foster’s Group Ltd.	433,558	2,108
Incitec Pivot Ltd. (d)	46,086	8,160
National Australia Bank Ltd. (d)	198,818	5,048
Rio Tinto Ltd. (d)	61,388	7,943
Westpac Capital Corp.	253,272	4,865

		58,197

China—1.4%
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,008
Angang Steel Co., Ltd.	810,080	1,631
China Communications Construction Co., Ltd.	706,000	1,210
China Shenhua Energy Co.,
Ltd., Class H	320,900	1,263

		5,112

Hong Kong—9.8%
CLP Holdings Ltd.	1,003,500	8,606
Hong Kong & China Gas Co.	2,544,300	6,054
Hong Kong Electric Holdings	847,000	5,068
Hongkong Land Holdings Ltd.	676,000	2,875
Kerry Properties Ltd.	367,629	1,933
Melco International Development	3,363,000	3,249
Shangri-La Asia Ltd.	1,745,722	4,090
Swire Pacific Ltd.	277,500	2,841

		34,716

India—3.0%
Reliance Communications Ltd.	416,169	4,273
Sterlite Industries India Ltd. (b)	391,762	6,345

		10,618

Japan—61.4%
Astellas Pharma, Inc.	133,000	5,656
Canon, Inc.	42,100	2,167
Chugai Pharmaceutical Co., Ltd. (d)	537,700	8,598
Daiichi Sankyo Co., Ltd.	150,500	4,146
Daiseki Co., Ltd.	42,600	1,356
Denso Corp.	84,000	2,893
East Japan Railway Co.	753	6,133
Hitachi Construction Machinery Co., Ltd.	125,900	3,530
Ibiden Co., Ltd.	116,300	4,235
Japan Steel Works Ltd. (d)	442,000	8,597
Japan Tobacco, Inc.	2,542	10,841
Kawasaki Heavy Industries Ltd.	1,059,000	2,829
KDDI Corp.	963	5,959
Kirin Brewery Co., Ltd.	281,000	4,394
Marubeni Corp.	879,000	7,332
Mitsubishi Corp.	260,000	8,567
Mitsubishi Electric Corp.	398,000	4,305
Mitsubishi UFJ Financial Group, Inc.	974,500	8,612
Mitsui & Co., Ltd.	316,000	6,975
Mitsui Fudosan Co., Ltd.	97,000	2,076
Mitsui Sumitomo Insurance Group Holdings, Inc. (b)	46,700	1,614
Mizuho Financial Group, Inc.	1,517	7,058
Nikon Corp. (d)	79,000	2,313
Nintendo Co., Ltd.	27,200	15,424

	Shares	Value (000s)

Nippon Telegraph & Telephone Corp.	1,035	$5,107
Nitori Co., Ltd.	119,950	6,162
Nomura Holdings, Inc.	258,900	3,834
Nomura Research Institute Ltd.	116,600	2,734
Secom Co., Ltd.	121,400	5,913
Seven & I Holdings Co., Ltd.	67,200	1,924
Shinko Securities Co., Ltd.	585,000	1,725
Softbank Corp. (d)	97,500	1,644
Sumitomo Corp.	284,500	3,738
Sumitomo Metal Industries Ltd.	557,000	2,452
Sumitomo Mitsui Financial
Group, Inc. (d)	1,158	8,708
Suzuki Motor Corp. (d)	150,900	3,574
Tokai Tokyo Securities Co., Ltd.	481,000	1,747
Toshiba Corp.	273,000	2,014
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,344
Toyo Tanso Co., Ltd. (d)	48,100	3,091
Toyota Boshoku Corp.	88,400	2,370
Toyota Motor Corp.	221,400	10,451
Unicharm Corp.	53,200	3,784
Unicharm Petcare Corp. (d)	36,400	1,088
West Japan Railway Co.	1,301	6,386

		218,400

New Zealand—0.8%
Nufarm Ltd.	190,754	2,910

Singapore—2.3%
Ausgroup Ltd.	2,016,000	1,047
DBS Group Holdings Ltd.	343,000	4,772
UOL Group Ltd.	1,009,000	2,518

		8,337

Taiwan—2.2%
Ardentec Corp.	3,569,259	2,315
Siliconware Precision Industries Co., Ltd.	1,406,000	2,069
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	235,300	2,567
Vanguard International Semiconductor Corp.	1,375,000	1,007

		7,958

United Kingdom—1.6%
HSBC Holdings PLC	373,600	5,759

Total Common Stock (cost—$343,692)		352,007

SHORT-TERM INVESTMENTS—16.0%
Collateral Invested for Securities on Loan (c)—15.2%
Allianz Dresdner Daily Asset Fund (e)	32,391,130	32,391

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$7,500	7,500
Calyon, 2.75% due 7/1/08	7,000	7,000
Deutsche Bank, 2.50% due 7/1/08	7,395	7,395

		54,286

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,745; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $2,801 including accrued interest (cost—$2,745)	$2,745	$2,745

Total Short-Term Investments (cost—$57,031)		57,031

Total Investments (cost—$400,723) (a)—114.9%		409,038

Liabilities in excess of other assets—(14.9%)		(53,226)

Net Assets—100.0%		$355,812

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $348,433, representing 97.93% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $51,647; cash collateral of $54,250 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	21

Schedule of Investments

NFJ International Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.2%
Belgium—1.7%
Etablissements Delhaize Feres ET CIE ADR	375,000	$25,223

Bermuda—2.6%
Ingersoll-Rand Co., Ltd.	300,000	11,229
RenaissanceRe Holdings Ltd.	600,000	26,802

		38,031

Brazil—7.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	800,000	40,928
Cia Paranaense de Energia ADR (c)	1,500,000	30,405
Petroleo Brasileiro S.A. ADR	250,000	17,707
Tele Norte Leste Participacoes S.A. ADR	1,089,400	27,137

		116,177

Canada—15.5%
Agrium, Inc.	160,000	17,207
Canadian Pacific Railway Ltd. (c)	450,000	29,763
Fording Canadian
Coal Trust, UNIT (c)	450,000	43,024
Magna International, Inc., Class A (c)	400,000	23,696
Methanex Corp. (c)	206,000	5,772
Petro-Canada (c)	800,000	44,600
Teck Cominco Ltd., Class B (c)	700,000	33,565
TransCanada Corp. (c)	800,000	31,016

		228,643

Cayman Islands—0.8%
Seagate Technology	650,000	12,435

Colombia—1.6%
BanColombia S.A. ADR	750,000	23,542

Finland—2.2%
Metso Oyj ADR	229,200	10,436
Nokia Corp. ADR	450,900	11,047
Stora Enso Oyj ADR	1,137,600	10,682

		32,165

France—2.6%
AXA S.A. ADR (c)	1,300,000	38,246

Germany—5.2%
BASF SE ADR (c)	75,000	10,339
Deutsche Bank AG (c)	450,000	38,408
Siemens AG ADR	250,000	27,532

		76,279

Greece—1.1%
DryShips, Inc. (c)	200,000	16,036

Ireland—2.7%
Allied Irish Banks PLC ADR (c)	1,300,000	40,027

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR (c)	300,000	13,740

Japan—3.6%
Canon, Inc. ADR (c)	550,000	28,165
Nissan Motor Co., Ltd. ADR (c)	1,500,000	24,675

		52,840

Korea (Republic of)—7.3%
Korea Electric Power Corp. ADR (c)	2,614,900	37,994
KT Corp. ADR (c)	2,000,000	42,640
SK Telecom Co., Ltd. ADR	1,300,000	27,001

		107,635

	Shares	Value (000s)

Luxembourg—2.0%
Ternium S.A. ADR (c)	700,000	$29,400

Marshall Islands—0.9%
Teekay Shipping Corp. (c)	300,000	13,554

Mexico—4.5%
Cemex S.A. de C.V. ADR (a)(c)	1,250,000	30,875
Coca-Cola Femsa S.A. de C.V. ADR (c)	550,000	31,014
Telmex Internacional S.A.B. de C.V. ADR, Ser. L	286,500	4,613

		66,502

Netherlands—4.4%
Aegon NV	1,100,000	14,421
ING Groep NV ADR (c)	1,200,000	37,860
Royal Dutch Shell PLC ADR	153,800	12,567

		64,848

Norway—3.4%
Norsk Hydro ASA ADR	610,000	8,921
Statoilhydro ASA ADR (c)	1,100,000	41,118

		50,039

Peru—1.1%
Compania de Minas Buenaventura S.A. ADR	250,000	16,343

South Africa—2.8%
Sasol Ltd. ADR	700,000	41,258

Sweden—1.7%
Volvo AB ADR (c)	2,000,000	24,310

Taiwan—4.4%
AU Optronics Corp. ADR (c)	1,517,912	24,044
Siliconware Precision Industries Co. ADR (c)	5,500,000	40,205

		64,249

United Kingdom—12.3%
AstraZeneca PLC ADR	310,000	13,185
British American Tobacco PLC ADR (c)	350,000	24,238
Carnival PLC ADR (c)	400,000	12,772
Diageo PLC ADR	150,000	11,080
GlaxoSmithKline PLC ADR	700,000	30,954
HSBC Holdings PLC ADR (c)	510,000	39,117
Pearson PLC ADR	1,013,700	12,418
Unilever PLC ADR	900,000	25,569
United Utilities PLC ADR (c)	420,000	11,476

		180,809

Total Common Stock (cost—$1,436,848)		1,372,331

SHORT-TERM INVESTMENTS—31.2%
Collateral Invested for Securities on Loan (b)—26.3%
Allianz Dresdner Daily Asset Fund (d)	66,905,286	66,905

	Principal Amount (000s)
BNP Paribas, 3.00% due 7/1/08	$50,000	50,000
Calyon, 2.75% due 7/1/08	50,000	50,000
Danske Bank A/S, 3.15% due 7/1/08	50,000	50,000

	Principal Amount (000s)	Value (000s)

Deutsche Bank, 2.50% due 7/1/08	$20,234	$20,234
Dexia Bank S.A., 3.15% due 7/1/08	50,000	50,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	50,000	50,000

		387,139

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $71,662; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $73,094 including accrued interest (cost—$71,659)	71,659	71,659

Total Short-Term Investments (cost—$458,798)		458,798

Total Investments (cost—$1,895,646)—124.4%		1,831,129

Liabilities in excess of other assets—(24.4%)		(358,913)

Net Assets—100.0%		$1,472,216

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $376,170; cash collateral of $386,695 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

22	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Biotechnology Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.0%
Biotechnology—6.7%
Cardiome Pharma Corp. (c)(e)	45,415	$400
POZEN, Inc. (c)(e)	10,165	111
Shire Pharmaceuticals Group PLC ADR (e)	27,135	1,333
Teva Pharmaceutical Industries Ltd. ADR (b)(e)	82,405	3,774

		5,618

Energy—0.5%
Verenium Corp. (c)(e)	216,740	418

Healthcare—91.8%
Acorda Therapeutics, Inc. (c)(e)	27,600	906
Affymax, Inc. (e)	35,985	573
Affymetrix, Inc. (c)	22,385	230
Alexion Pharmaceuticals, Inc. (c)	17,460	1,266
Alnylam Pharmaceuticals, Inc. (c)(e)	20,265	542
Altus Pharmaceuticals, Inc. (c)(e)	33,980	151
Amgen, Inc. (b)(c)	145,270	6,851
Amylin Pharmaceuticals, Inc. (c)(e)	28,090	713
Arena Pharmaceuticals, Inc. (c)(e)	28,513	148
Ariad Pharmaceuticals, Inc. (c)(e)	49,780	119
Arrowhead Research Corp. (e)	95,730	238
Arqule, Inc. (c)(e)	35,495	115
Array Biopharma, Inc. (c)	27,385	129
Atherogenics, Inc. (c)(e)	27,040	16
Biogen Idec, Inc. (c)	33,625	1,879
BioMarin Pharmaceutical, Inc. (c)(e)	59,730	1,731
BioMimetic Therapeutics, Inc. (c)(e)	14,005	167
Celgene Corp. (b)(c)	177,575	11,342
Cephalon, Inc. (c)(e)	13,275	885
Combinatorx, Inc. (c)(e)	69,640	247
Cubist Pharmaceuticals, Inc. (c)(e)	28,145	503
Cypress Bioscience, Inc. (c)(e)	30,505	219
Cytokinetics, Inc. (c)	38,230	142
Enteromedics, Inc. (c)	70,739	318
Exelixis, Inc. (c)	85,725	429
Gen-Probe, Inc. (c)	12,980	616
Genzyme Corp. (c)	104,130	7,499
Geron Corp. (c)(e)	91,998	317
Gilead Sciences, Inc. (b)(c)	117,365	6,214
Helicos Biosciences Corp. (c)	22,815	107
Human Genome Sciences, Inc. (c)(e)	355,335	1,851
Idenix Pharmaceuticals, Inc. (c)(e)	31,465	229
Illumina, Inc. (c)(e)	37,370	3,255
ImClone Systems, Inc. (c)	172,925	6,997
Immunomedics, Inc. (c)(e)	180,670	385
InterMune, Inc. (c)(e)	35,560	467
Isis Pharmaceuticals, Inc. (c)(e)	38,617	526
Keryx Biopharmaceuticals, Inc. (c)	518,095	254
Medarex, Inc. (c)(e)	103,825	686
Medicines Co. (c)	12,335	244
Myriad Genetics, Inc. (c)(e)	22,460	1,022
Onyx Pharmaceuticals, Inc. (c)(e)	30,632	1,091
OSI Pharmaceuticals, Inc. (c)(e)	23,334	964
Panacos Pharmaceuticals, Inc. (c)	26,560	12
PDL BioPharma, Inc.	97,343	1,034
Perrigo Co.	32,995	1,048

	Shares	Value (000s)

Progenics Pharmaceuticals, Inc. (c)(e)	40,745	$647
Protalix Biotherapeutics, Inc. (c)(e)	100,440	272
Qiagen NV (c)(e)	66,405	1,337
Regeneron Pharmaceuticals, Inc. (c)	172,615	2,493
Rigel Pharmaceuticals, Inc. (c)(e)	24,215	549
Savient Pharmaceuticals, Inc. (c)(e)	32,750	829
Seattle Genetics, Inc. (c)(e)	40,935	346
Sepracor, Inc. (c)	9,440	188
StemCells, Inc. (c)(e)	58,845	72
Third Wave Technologies, Inc. (c)(e)	45,220	505
United Therapeutics Corp. (c)(e)	25,470	2,490
Vertex Pharmaceuticals, Inc. (c)	53,810	1,801
XenoPort, Inc. (c)	11,765	459
XOMA Ltd. (c)(e)	169,000	286
Zymogenetics, Inc. (c)(e)	55,670	469

		77,420

Total Common Stock (cost—$88,894)		83,456

SHORT-TERM INVESTMENTS—35.5%
Collateral Invested for Securities on Loan (d)—32.8%
Allianz Dresdner Daily Asset Fund (f)	8,862,082	8,862

	Principal Amount (000s)
ABN-AMRO Bank NV,
2.125% due 7/1/08	$3,500	3,500
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Deutsche Bank,
2.50% due 7/1/08	1,761	1,761
Goldman Sachs Group L.P.,
Series 2,	2,000	2,000
2.541% due 9/12/08, FRN (a)	2,000	2,000
Natixis,
2.25% due 7/1/08	3,500	3,500
Nordea Bank AB,
2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA,
2.25% due 7/1/08	3,500	3,500

		27,623

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,259; collateralized by Fannie Mae, Discount Note, 2.00%, due 7/9/08, valued at $2,309 including accrued interest (cost—$2,259)	2,259	2,259

Total Short-Term Investments (cost—$29,882)		29,882

	Contracts	Value (000s)

OPTIONS PURCHASED (c)—2.9%
Call Options—2.9%
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	700	$483
Genentech, Inc. (CBOE),
strike price $80, expires 1/17/09	1,800	918
strike price $85, expires 1/17/09	890	267
strike price $90, expires 1/17/09	590	124
ImClone Systems, Inc. (CBOE), strike price $40, expires 8/16/08	2,500	650
PDL BioPharma, Inc. (CBOE), strike price $25, expires 1/17/09	3,892	20
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	470	9

Total Options Purchased (cost—$3,480)		2,471

Total Investments before options written and securities sold short (cost—$122,256)—137.4%		115,809

OPTIONS WRITTEN (c)—(0.8)%
Call Options—(0.4)%
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	700	(343)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	470	(5)

		(348)

Put Options—(0.4)%
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	700	(154)
ImClone Systems, Inc. (CBOE), strike price $35, expires 8/16/08	2,500	(156)

		(310)

Total Options Written (premiums received—$1,595)		(658)

SECURITIES SOLD SHORT (c)—(0.1)%
	Shares
Healthcare—(0.1)%
RXi Pharmaceuticals Corp.
(proceeds—$90)	10,130	(81)

Total Investments net of options written and securities sold short (cost—$120,571)—136.5%		115,070

Other liabilities in excess of other assets—(36.5%)		(30,783)

Net Assets—100.0%		$84,287

06.30.08	Allianz Funds Annual Report	23

Schedule of Investments (cont.)

RCM Biotechnology Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not to be considered illiquid.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $26,616; cash collateral of $27,597 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

24	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.0%
Australia—2.3%
BHP Billiton Ltd.	22,520	$958
Rio Tinto Ltd.	5,295	685

		1,643

Brazil—3.5%
Companhia Vale do Rio Doce ADR	30,500	1,093
Petroleo Brasileiro S.A. ADR	19,485	1,380

		2,473

Canada—7.4%
Agrium, Inc.	8,765	943
Canadian Natural Resources Ltd.	12,295	1,216
Oilexco, Inc. (b)	39,325	750
Potash Corp. Of Saskatchewan	4,470	1,022
Suncor Energy, Inc.	23,100	1,341

		5,272

Cayman Islands—3.4%
Transocean, Inc. (b)	15,911	2,425

Cyprus—1.1%
Prosafe Production Public Ltd. (b)	128,420	744

Denmark—2.2%
Vestas Wind Systems A/S (b)	12,115	1,577

France—2.2%
Companie Generale de Geophysique (b)	17,745	838
EDF Energies Nouvelles S.A.	10,200	680

		1,518

Luxembourg—1.0%
Tenaris S.A. ADR	9,900	737

Norway—3.4%
Acergy S.A.	33,385	744
Petroleum Geo-Services ASA	36,990	906
Prosafe SE	74,890	741

		2,391

Russia—1.0%
OAO Gazprom ADR	11,600	673

Spain—0.8%
Gamesa Corp. Tecnologica S.A.	12,100	592

United Kingdom—3.5%
Rio Tinto PLC	6,517	785
Vedanta Resources PLC	15,220	657
Xstrata PLC	13,325	1,062

		2,504

United States—63.2%
Air Products & Chemicals, Inc.	6,505	643
Arch Coal, Inc.	22,995	1,725
Arena Resources, Inc. (b)	26,700	1,410
Cameron International Corp. (b)	19,865	1,100
Carrizo Oil & Gas, Inc. (b)	10,520	716
Cleveland-Cliffs, Inc.	12,150	1,448
Concho Resources, Inc. (b)	21,700	809
Consol Energy, Inc.	14,745	1,657
Core Laboratories NV (b)	11,695	1,665
Devon Energy Corp.	12,750	1,532
Diamond Offshore Drilling, Inc.	11,178	1,555
EOG Resources, Inc.	8,125	1,066
Freeport-McMoRan Copper & Gold, Inc.	16,780	1,967
Marathon Oil Corp.	38,815	2,013
Monsanto Co.	9,110	1,152
Mosaic Co. (b)	6,585	953
Nabors Industries Ltd. (b)	26,840	1,321
National-Oilwell Varco, Inc. (b)	20,100	1,783

	Shares	Value (000s)

Newfield Exploration Co. (b)	21,700	$1,416
Noble Corp.	22,509	1,462
Noble Energy, Inc.	6,604	664
Occidental Petroleum Corp.	9,160	823
Peabody Energy Corp.	20,005	1,762
Range Resources Corp.	16,100	1,055
SandRidge Energy, Inc. (b)	10,400	672
Schlumberger Ltd.	21,045	2,261
Smith International, Inc.	12,900	1,063
Southwestern Energy Co. (b)	58,020	2,762
U.S. Steel Corp.	10,800	1,996
Weatherford International Ltd. (b)	61,295	3,040
XTO Energy, Inc.	19,222	1,317

		44,808

Total Common Stock (cost—$52,534)		67,357

	Principal Amount (000s)
Repurchase Agreement—7.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,997; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $5,099 including accrued interest (cost—$4,997)	$4,997	4,997

Total Investments (cost—$57,531) (a)—102.0%		72,354

Liabilities in excess of other assets—(2.0%)		(1,436)

Net Assets—100.0%		$70,918

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $10,226, representing 14.42% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.9%
Argentina—0.5%
Mercadolibre, Inc. (b)(d)	29,331	$1,012

Austria—2.1%
Flughafen Wien AG	23,209	2,213
Schoeller-Bleckmann Oilfield Equipment AG	15,580	1,670

		3,883

Bermuda—0.6%
Peace Mark Holdings Ltd.	1,601,900	1,116

Brazil—3.5%
Gafisa S.A.	107,080	1,848
Gafisa S.A. ADR (d)	24,330	836
Klabin Segall S.A.	316,990	1,967
Metalfrio Solutions S.A.	158,099	1,910

		6,561

Canada—1.2%
Equinox Minerals Ltd. (b)	288,905	1,288
Lululemon Athletica, Inc. (b)(d)	32,599	947

		2,235

China—1.9%
China BlueChemical Ltd.	2,870,005	1,989
China Dongxiang Group Co.	3,615,000	1,466

		3,455

Estonia—0.9%
Baltika AS (b)	204,648	617
Olympic Entertainment Group AS	312,576	1,107

		1,724

Finland—0.9%
Outotec Oyj	28,255	1,790

France—1.4%
Boursorama (b)	46,174	451
SR Teleperformance	58,735	2,159

		2,610

Germany—2.8%
Bauer AG	17,060	1,645
Kontron AG	119,930	1,642
Sixt AG	52,422	2,072

		5,359

Greece—0.6%
JUMBO S.A.	42,880	1,211

Hong Kong—0.7%
Natural Beauty Bio-Technology Ltd.	7,045,242	1,403

Ireland—2.4%
Grafton Group PLC, UNIT (b)	251,965	1,469
Icon PLC ADR (b)	39,955	3,017

		4,486

Italy—0.8%
Danieli & Co. SpA	65,630	1,548

Japan—12.7%
Daihatsu Diesel Manufacturing Co., Ltd.	56,000	634
Daiseki Co., Ltd.	44,770	1,425
Dena Co., Ltd.	165	972
Ferrotec Corp.	113,452	1,617
Inui Steamship Co., Ltd. (d)	121,630	1,796
Iwatani International Corp. (d)	641,675	1,957
Izumi Co., Ltd. (d)	60,600	935
Moshi Moshi Hotline, Inc.	60,750	1,543

	Shares	Value (000s)

Musashino Bank Ltd.	26,170	$1,061
Nipro Corp.	49,330	837
NPC, Inc.	12,800	738
Sankyu, Inc. (d)	384,280	1,936
Shinko Plantech Co., Ltd.	46,700	722
Taihei Kogyo Co., Ltd. (d)	350,000	1,219
Tokai Carbon Co., Ltd.	310,180	3,164
Unicharm Petcare Corp.	61,030	1,824
Village Vanguard Co., Ltd.	70	349
Works Applications Co., Ltd.	1,166	1,473

		24,202

Malaysia—0.6%
CB Industrial Product Holding Bhd	1,006,355	1,201

Netherlands—2.6%
Aalberts Industries NV	41,005	769
Nutreco Holding NV	23,474	1,579
Sligro Food Group NV	66,671	2,663

		5,011

New Zealand—0.4%
Pike River Coal Ltd. (b)	370,930	693

Russia—3.1%
OAO Pharmacy Chain 36.6 (b)	7,210	290
Severstal-Avto	53,595	3,363
Veropharm (b)	40,270	2,247

		5,900

Singapore—2.4%
Raffles Education Corp. Ltd.	3,588,390	2,984
Straits Asia Resources Ltd. (d)	241,000	625
Tat Hong Holdings Ltd.	682,000	955

		4,564

South Korea—1.7%
MegaStudy Co., Ltd.	5,105	1,611
Meritz Fire & Marine Insurance Co., Ltd.	167,150	1,613

		3,224

Switzerland—8.5%
Bank Sarasin & Cie AG	47,060	2,112
BKW FMB Energie AG	12,441	1,701
Dufry Group	16,865	1,544
Romande Energie Holding S.A.	906	2,205
St. Galler Kantonalbank	4,501	2,030
Temenos Group AG (b)(d)	77,063	2,371
Vetropack Holding AG	747	1,806
Winterthur Technologie AG	41,049	2,419

		16,188

United Kingdom—8.6%
Cadogan Petroleum PLC (b)	421,795	1,512
Carillion PLC	421,745	2,781
Chemring Group PLC	44,831	2,103
Dana Petroleum PLC (b)	109,030	4,113
Intermediate Capital Group PLC	41,493	1,114
Interserve PLC	140,260	1,290
JKX Oil & Gas PLC	194,110	2,020
Moneysupermarket.com Group PLC	530,265	1,032
Southern Cross Healthcare Ltd.	163,595	421

		16,386

United States—37.0%
Actuant Corp.	29,680	930
Affiliated Managers Group, Inc. (b)(d)	12,113	1,091
Applera Corp.—Celera Genomics Group (b)	67,300	765
Arena Resources, Inc. (b)	31,200	1,648
Avista Corp.	59,120	1,269

	Shares	Value (000s)

Baldor Electric (d)	35,730	$1,250
Bankrate, Inc. (b)	11,850	463
Bare Escentuals, Inc. (b)(d)	28,592	536
Barnes Group, Inc.	44,195	1,020
BE Aerospace, Inc. (b)	36,845	858
Bristow Group, Inc. (b)(d)	24,630	1,219
Brown Shoe Co., Inc.	57,587	780
Capella Education Co. (b)	17,595	1,050
Carrizo Oil & Gas, Inc. (b)	21,675	1,476
Central European Distribution Corp. (b)(d)	28,484	2,112
Central European Media Enterprises Ltd., Class A (b)(d)	15,887	1,438
Concho Resources, Inc. (b)	46,135	1,721
Core Laboratories NV (b)	12,905	1,837
Corporate Office Properties Trust, REIT	29,299	1,006
DealerTrack Holdings, Inc. (b)(d)	52,710	744
Deckers Outdoor Corp. (b)	9,455	1,316
Entegris, Inc. (b)	159,928	1,048
Factset Research Systems, Inc. (d)	24,261	1,367
FormFactor, Inc. (b)	75,284	1,387
G&K Services, Inc., Class A	20,690	630
Geo Group, Inc. (b)(d)	62,049	1,396
GFI Group, Inc.	71,440	644
Gymboree Corp. (b)	29,699	1,190
Herbalife Ltd. (d)	28,470	1,103
HMS Holdings Corp. (b)	40,311	865
Illumina, Inc. (b)(d)	13,668	1,191
Intermec, Inc. (b)	42,613	898
inVentiv Health, Inc. (b)	37,555	1,044
JDA Software Group, Inc. (b)	38,497	697
Life Time Fitness, Inc. (b)(d)	25,560	755
Longs Drug Stores Corp.	20,925	881
MICROS Systems, Inc. (b)(d)	53,149	1,620
Middleby Corp. (b)(d)	24,000	1,054
Natus Medical, Inc. (b)	52,120	1,091
Nuance Communications, Inc. (b)(d)	80,280	1,258
Old Dominion Freight Line, Inc. (b)(d)	31,735	953
ON Semi-conductor Corp. (b)(d)	284,115	2,605
OptionsXpress Holding, Inc. (d)	42,645	953
Parexel International Corp. (b)	53,730	1,414
Parker Drilling Co. (b)	88,645	887
PrivateBancorp, Inc. (d)	29,217	888
Progress Software Corp. (b)	28,925	740
Psychiatric Solutions, Inc. (b)(d)	31,390	1,188
Rex Energy Corp. (b)	47,095	1,243
Signature Bank & Trust (b)(d)	23,375	602
Silgan Holdings, Inc.	28,245	1,433
Snap-On, Inc.	24,330	1,265
Solera Holdings, Inc. (b)	41,025	1,135
Spartan Stores, Inc. (d)	55,365	1,273
Stanley, Inc. (b)	44,470	1,491
Stifel Financial Corp. (b)(d)	16,101	554
Sun Healthcare Group, Inc. (b)	100,930	1,351
Triumph Group, Inc. (d)	19,001	895
TW Telecom, Inc. (b)	74,095	1,188
Varian Semi-conductor Equipment Associates, Inc. (b)	8,215	286
Verigy Ltd. (b)	77,037	1,749
Watson Wyatt Worldwide, Inc., Class A	18,052	955
Zoltek Cos., Inc. (b)(d)	24,529	595

		70,291

Total Common Stock (cost—$175,837)		186,053

26	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—19.5%
Collateral Invested for Securities on Loan (c)—18.6%
Allianz Dresdner Daily Asset Fund (e)	19,996,782	$19,997

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$5,000	5,000
Deutsche Bank, 2.50% due 7/1/08	5,270	5,270
Wells Fargo Bank NA, 2.25% due 7/1/08	5,000	5,000

		35,267

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,694; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $1,730 including accrued interest (cost—$1,694)	1,694	1,694

Total Short-Term Investments (cost—$36,961)		36,961

Total Investments (cost—$212,798) (a)—117.4%		223,014

Liabilities in excess of other assets—(17.4%)		(33,043)

Net Assets—100.0%		$189,971

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $95,268, representing 50.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c ) Securities purchased with the cash proceeds from the securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $34,008; cash collateral of $35,247 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	27

Schedule of Investments

RCM Healthcare Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.8%
Healthcare—89.5%
Abbott Laboratories	85,030	$4,504
Alexion Pharmaceuticals, Inc. (b)(d)	10,275	745
Allergan, Inc.	18,585	967
Applera Corp.—Celera Genomics Group (b)	18,568	211
Baxter International, Inc.	41,400	2,647
BioMarin Pharmaceutical, Inc. (b)(d)	8,785	255
BioMimetic Therapeutics, Inc. (b)(d)	34,197	408
Boston Scientific Corp. (b)	45,085	554
Cardinal Health, Inc.	12,790	660
Celgene Corp. (b)	58,210	3,718
Charles River Laboratories International, Inc. (b)	15,165	969
Covance, Inc. (b)	6,805	585
Coventry Health Care, Inc. (b)	31,995	973
Covidien Ltd.	44,810	2,146
CVS Corp.	47,730	1,889
Enteromedics, Inc. (b)(d)	74,204	334
Express Scripts, Inc. (b)(d)	10,570	663
Genentech, Inc. (b)	21,876	1,660
Genzyme Corp. (b)	27,150	1,955
Gilead Sciences, Inc. (b)	44,795	2,372
Health Net, Inc. (b)	11,970	288
Hologic, Inc. (b)	18,395	401
Human Genome Sciences, Inc. (b)	64,939	338
Illumina, Inc. (b)(d)	9,777	852
ImClone Systems, Inc. (b)	16,000	647
Insulet Corp. (b)(d)	19,972	314
Intuitive Surgical, Inc. (b)	2,145	578
Johnson & Johnson	20,615	1,326
Keryx Biopharmaceuticals, Inc. (b)	177,304	87
LifePoint Hospitals, Inc. (b)	15,555	440
Medco Health Solutions, Inc. (b)	70,640	3,334
Medicines Co. (b)	19,400	385
Medtronic, Inc.	76,770	3,973
Merck & Co., Inc. (f)	35,530	1,339
Mindray Medical International Ltd. ADR (d)	9,620	359
Onyx Pharmaceuticals, Inc. (b)(d)	11,481	409
Qiagen NV (b)(d)	42,439	854
Regeneron Pharmaceuticals, Inc. (b)	11,380	164
Savient Pharmaceuticals, Inc. (b)(d)	18,130	459
Schering-Plough Corp.	154,458	3,041
Seattle Genetics, Inc. (b)(d)	22,773	193
Shire Pharmaceuticals Group PLC ADR (d)	5,225	257
Smith & Nephew PLC ADR	7,459	408
St. Jude Medical, Inc. (b)	22,545	922
Stryker Corp.	12,100	761
Teva Pharmaceutical Industries Ltd. ADR (d)	56,935	2,608
Third Wave Technologies, Inc. (b)(d)	33,660	376
UnitedHealth Group, Inc.	19,960	524
United Therapeutics Corp. (b)(d)	7,660	749
Universal Health Services, Inc., Class B	25,165	1,591
Varian Medical Systems, Inc. (b)	7,740	401
Volcano Corp. (b)	42,128	514
Wright Medical Group, Inc. (b)	23,482	667
Wyeth (f)	55,460	2,660
XenoPort, Inc. (b)	5,993	234
Xtent, Inc. (b)	28,450	71
Zimmer Holdings, Inc. (b)	14,760	1,004

		61,743

	Shares	Value (000s)

Insurance—0.9%
Cigna Corp.	18,375	$650

Technology—6.4%
Thermo Fisher Scientific, Inc. (b)	55,750	3,107
Waters Corp. (b)	20,163	1,301

		4,408

Total Common Stock (cost—$67,790)		66,801

SHORT-TERM INVESTMENTS—18.8%
Collateral Invested for Securities on Loan (c)—14.0%
Allianz Dresdner Daily Asset Fund (e)	2,786,028	2,786

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$3,000	3,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	1,000	1,000
Lloyds Bank, 2.50% due 7/1/08	2,886	2,886

		9,672

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $3,271; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $3,338 including accrued interest (cost—$3,271)	3,271	3,271

Total Short-Term Investments (cost—$12,943)		12,943

OPTIONS PURCHASED (b)—0.2%
	Contracts
Call Options—0.2%
Genentech, Inc. (CBOE), strike price $80, expires 1/17/09 (cost—$79)	243	124

Total Investments before securities sold short (cost—$80,812)—115.8%		79,868

SECURITIES SOLD SHORT (b)—(0.4)%
	Shares
Healthcare—(0.4)%
MAKO Surgical Corp. (proceeds—$341)	37,969	(278)

Total Investments net of securities sold short (cost—$80,471)—115.4%		79,590

Other liabilities in excess of other assets—(15.4%)		(10,615)

Net Assets—100.0%		$68,975

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $9,380; cash collateral of $9,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for securities sold short.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.0%
Brambles Ltd.	83,325	$698
Westpac Capital Corp.	50,000	960

		1,658

Belgium—1.2%
InBev NV	14,000	968

Brazil—1.9%
Bovespa Holding S.A.	61,500	763
Petroleo Brasileiro S.A. ADR	11,600	822

		1,585

Canada—1.3%
Canadian Natural Resources Ltd.	10,700	1,058

Cayman Islands—0.8%
Netease.com, Inc. ADR (b)	30,000	654

China—1.8%
China Mobile Ltd.	32,000	430
CNOOC Ltd.	586,000	1,017

		1,447

Denmark—1.5%
Novo Nordisk AS, Class B	19,000	1,251

Finland—2.4%
Nokia Oyj	34,000	831
Outotec Oyj	18,100	1,146

		1,977

France—9.6%
Arkema	555	31
Capgemini S.A.	18,285	1,072
Groupe Danone	11,300	791
Ipsen	16,530	845
L’Oreal S.A.	11,500	1,247
Pinault-Printemps-Redoute S.A.	7,370	813
Total S.A.	25,800	2,196
Vinci S.A.	14,800	904

		7,899

Germany—8.2%
BAYER AG	25,594	2,153
Merck KGaA	6,700	952
SAP AG (d)	33,604	1,759
Siemens AG	17,175	1,904

		6,768

Hong Kong—1.7%
Cheung Kong Ltd.	53,000	717
Li & Fung Ltd.	225,800	681

		1,398

India—1.3%
Bharti Airtel Ltd. (b)	41,395	696
ICICI Bank Ltd.	25,000	369

		1,065

Italy—1.2%
UniCredit SpA	156,448	952

Japan—19.1%
Acom Co., Ltd.	19,000	588
Asahi Glass Co., Ltd. (d)	63,000	763
East Japan Railway Co.	155	1,263
Fanuc Ltd.	5,400	528
Ibiden Co., Ltd.	16,400	597
Inpex Holdings, Inc.	90	1,137
Kirin Brewery Co., Ltd.	40,000	625
Kuraray Co., Ltd.	71,000	847
Marubeni Corp.	120,000	1,001

	Shares	Value (000s)

Mitsui Fudosan Co., Ltd.	47,000	$1,006
Mizuho Financial Group, Inc.	159	740
Nidec Corp.	13,300	886
Nintendo Co., Ltd.	2,300	1,304
NTT Data Corp. (d)	234	916
Promise Co., Ltd.	14,000	391
Sharp Corp.	69,000	1,125
Sumitomo Mitsui Financial Group, Inc.	169	1,271
T&D Holdings, Inc.	12,500	771

		15,759

Mexico—1.2%
America Movil S.A. de C.V. ADR, Class L	19,000	1,002

Netherlands—4.8%
Akzo Nobel NV	14,000	958
Koninklijke Philips Electronics NV	29,000	982
Royal KPN NV	54,407	930
Unilever NV	40,000	1,131

		4,001

Norway—0.7%
Acergy S.A. (d)	27,000	602

Singapore—0.5%
Raffles Education Corp. Ltd.	470,000	391

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,033

Spain—2.5%
Telefonica S.A.	77,000	2,038

Sweden—1.7%
Hennes & Mauritz AB, Class B	26,800	1,446

Switzerland—12.9%
ABB Ltd. (b)	60,000	1,698
Holcim Ltd.	10,600	857
Lonza Group AG	10,700	1,479
Nestle S.A.	56,000	2,531
Roche Holdings AG	10,730	1,929
UBS AG (b)	55,000	1,146
Zurich Financial Services AG	4,000	1,019

		10,659

United Kingdom—18.8%
Barclays PLC	184,092	1,044
Barclays PLC Rights Bonus Issue (b)(e)	39,448	8
Diageo PLC	65,612	1,202
Inmarsat PLC	78,000	813
Lonmin PLC	15,000	947
Man Group PLC	92,925	1,148
Prudential PLC	116,000	1,224
Reckitt Benckiser Group PLC	27,125	1,370
Rio Tinto PLC	18,100	2,180
Serco Group PLC	96,600	857
Shire Ltd.	41,074	671
Smith & Nephew PLC	76,500	839
Vodafone Group PLC	433,097	1,276
Xstrata PLC	24,500	1,952

		15,531

Total Common Stock (cost—$75,362)		81,142

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—7.7%
Collateral Invested for Securities on Loan (c)—5.4%
Deutsche Bank, 2.50% due 7/1/08	$4,490	$4,490

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,866; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $1,907 including accrued interest (cost—$1,866)	1,866	1,866

Total Short-Term Investments (cost—$6,356)		6,356

Total Investments (cost—$81,718) (a)—106.0%		87,498

Liabilities in excess of other assets—(6.0%)		(4,950)

Net Assets—100.0%		$82,548

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $74,305, representing 90.01% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,265; cash collateral of $4,482 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Schedule of Investments

RCM Technology Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—73.3%
Capital Goods—2.5%
ABB Ltd.	830,455	$23,507
Fluor Corp.	42,090	7,832

		31,339

Chemicals—2.5%
Monsanto Co. (c)	248,380	31,405

Communications—0.5%
Focus Media Holding Ltd. ADR (d)(f)	239,080	6,627

Consumer Discretionary—2.3%
Nintendo Co., Ltd.	53,000	30,055

Consumer Services—0.8%
Capita Group PLC	761,700	10,391

Electronics—1.0%
HON HAI Precision Industry Co., Ltd.	2,601,000	12,791

Energy—5.9%
Canadian Solar, Inc. (d)	32,030	1,296
Diamond Offshore Drilling, Inc. (f)	9,380	1,305
First Solar, Inc. (d)(f)	129,822	35,418
Halliburton Co.	24,795	1,321
Q-Cells AG (d)	6,370	645
Renewable Energy Corp. AS (d)	147,620	3,811
Schlumberger Ltd.	73,280	7,873
Sunpower Corp., Class A (d)(f)	53,365	3,841
Suntech Power Holdings Co., Ltd. ADR (d)(f)	442,590	16,579
Yingli Green Energy Holding Co., Ltd. ADR (d)(f)	240,115	3,823

		75,912

Machinery—0.1%
Flowserve Corp.	9,365	1,280

Semi-conductors—0.5%
Intersil Corp., Class A	262,465	6,383

Technology—55.3%
Activision, Inc. (c)(d)	709,620	24,177
Agilent Technologies, Inc. (d)	36,340	1,300
Alibaba.com Ltd. (d)	2,777,600	3,914
Amazon.com, Inc. (c)(d)(f)	459,095	33,665
Analog Devices, Inc.	326,420	10,370
Apple, Inc. (c)(d)	232,745	38,971
Ariba, Inc. (d)(f)	223,745	3,291
ASML Holding NV (f)	131,555	3,210
Baidu.com ADR (d)(f)	97,312	30,455
Cognizant Technology Solutions Corp., Class A (d)(f)	685,965	22,301
Comcast Corp., Class A (f)	520,705	9,878
Ctrip.com International Ltd. ADR (c)	96,155	4,402
Data Domain, Inc. (d)(f)	1,126,680	26,286
DIRECTV Group, Inc. (d)	126,410	3,280
Electronic Arts, Inc. (d)	64,385	2,861
EMC Corp. (c)(d)	253,955	3,731
Energy Conversion Devices, Inc. (d)(f)	99,745	7,345
Equinix, Inc. (d)(f)	106,685	9,518
Google, Inc., Class A (c)(d)	74,350	39,139
Hewlett-Packard Co.	1,156,915	51,147
Infosys Technologies Ltd. ADR	450,880	19,650
Intel Corp.	258,805	5,631

	Shares	Value (000s)

Itron, Inc. (d)(f)	109,481	$10,768
Juniper Networks, Inc. (d)	74,269	1,647
Linear Technology Corp. (f)	239,375	7,796
Longtop Financial Technologies Ltd. ADR (d)(f)	73,911	1,224
Marvell Technology Group Ltd. (d)	365,790	6,460
McAfee, Inc. (c)(d)	703,620	23,944
MEMC Electronic Materials, Inc. (d)	307,081	18,898
Microsoft Corp. (c)	249,045	6,851
Netease.com, Inc. ADR (d)	702,470	15,307
Netflix, Inc. (d)(f)	48,370	1,261
Nuance Communications, Inc. (d)(f)	402,435	6,306
NVIDIA Corp. (c)(d)	10,600	198
Omniture, Inc. (d)(f)	32,415	602
ON Semi-conductor Corp. (d)(f)	2,614,375	23,974
Oracle Corp. (d)	1,518,820	32,282
QUALCOMM, Inc. (c)	403,970	17,924
Research In Motion Ltd. (c)(d)	142,066	16,608
Riverbed Technology, Inc. (c)(d)(f)	1,942,620	26,653
Salesforce.com, Inc. (c)(d)(f)	748,040	51,039
Samsung Electronics Co., Ltd.	30,965	18,500
Taiwan Semi-conductor Manufacturing Co., Ltd. (d)	2,869,000	6,096
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	2,322,070	25,334
Tencent Holdings Ltd.	4,404,366	34,159

		708,353

Telecommunications—1.9%
American Tower Corp., Class A (d)	264,985	11,196
China Telecom Corp. Ltd.	5,992,000	3,259
Cisco Systems, Inc. (d)	1,000	23
CommScope, Inc. (d)	184,990	9,762

		24,240

Total Common Stock (cost—$880,452)		938,776

SHORT-TERM INVESTMENTS—42.5%
Collateral Invested for Securities on Loan (e)—14.6%
Allianz Dresdner Daily Asset Fund (g)	35,865,587	35,865

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	40,000	40,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	13,496	13,496
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000

	Principal Amount (000s)	Value (000s)

Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	$16,000	$16,000
Morgan Stanley, 2.16% due 9/3/08, FRN	5,000	5,000
Natixis, 2.25% due 7/1/08	23,513	23,513
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)	2,000	2,000

		186,874

Repurchase Agreement—27.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $357,350; collateralized by Federal Home Loan Bank Discount Notes, 2.57- 5.01%, due 7/7/08-7/9/08, valued at $251,555, including accrued interest and U.S. Treasury Discount Note, 2.14%, due 12/11/08, valued at $112,927, including accrued interest (cost—$357,334)	357,334	357,334

Total Short-Term Investments (cost—$544,208)		544,208

OPTIONS PURCHASED (d)—3.7%
	Contracts
Call Options—3.6%
Apple, Inc. (CBOE), strike price $170, expires 1/16/10	2,726	11,054
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	31,046	2,732
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/16/10	8,531	5,844
Cree, Inc. (CBOE), strike price $30, expires 1/16/10	3,270	981
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	8,414	2,945
Google, Inc. (CBOE), strike price $500, expires 1/17/09	245	1,882
Intel Corp. (CBOE), strike price $22.50, expires 1/17/09	9,811	1,884
International Business Machines Corp. (CBOE), strike price $125, expires 10/18/08	2,173	978
Microsoft Corp. (CBOE), strike price $30, expires 1/17/09	4,075	603
Qualcomm, Inc. (CBOE), strike price $45, expires 1/16/10	1,978	1,750

30	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2008

	Contracts	Value (000s)

Research In Motion Ltd. (CBOE), strike price $120, expires 1/16/10	3,057	$10,088
strike price $135, expires 1/16/10	473	1,244
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	2,713	4,558

		46,543

Put Options—0.1%
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	1,049

Total Options Purchased (cost—$51,997)		47,592

Total Investments before options written and securities sold short (cost—$1,476,657)—119.5%		1,530,576

OPTIONS WRITTEN (d)—(3.9)%
Call Options—(0.7)%
Baidu.com, Inc. (CBOE), strike price $380, expires 12/20/08	685	(2,076)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	22,722	(1,022)
Hewlett-Packard Co. (CBOE), strike price $45, expires 8/16/08	2,897	(406)
Monsanto Co. (CBOE), strike price $110, expires 10/18/08	1,837	(4,216)
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	(947)

		(8,667)

Put Options—(3.2)%
Apple, Inc. (CBOE), strike price $140, expires 1/16/10	2,726	(5,670)
AT&T, Inc. (CBOE), strike price $27.50, expires 10/18/08	7,081	(389)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	1,001	(200)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	39,578	(6,887)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/16/10	8,531	(2,858)
Cree, Inc. (CBOE), strike price $20, expires 1/16/10	3,270	(1,471)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	8,414	(5,890)
Google, Inc. (CBOE), strike price $400, expires 1/17/09	245	(309)
Intel Corp. (CBOE), strike price $17.50, expires 1/17/09	9,811	(775)

	Contracts	Value (000s)

International Business Machines Corp. (CBOE), strike price $110, expires 10/18/08	2,818	$(1,071)
strike price $115, expires 10/18/08	1,579	(868)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	10,140	(801)
strike price $26, expires 10/18/08	2,878	(302)
strike price $27.50, expires 1/17/09	20,064	(4,715)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/16/10	1,978	(727)
Research In Motion Ltd. (CBOE), strike price $90, expires 1/16/10	3,057	(4,754)
strike price $105, expires 1/16/10	473	(1,048)
Salesforce.com, Inc., (CBOE), strike price $50, expires 1/16/10	2,713	(2,184)

		(40,919)

Total Options Written (premiums received—$59,069)		(49,586)

SECURITIES SOLD SHORT—(4.4)%
	Shares
Consumer Services—(0.4)%
Monster Worldwide, Inc. (d)	249,625	(5,145)

Electronics—(0.6)%
Flextronics International Ltd. (d)	710,345	(6,677)

Exchange-Traded Funds—(0.5)%
Powershares QQQ Trust	142,000	(6,487)

Index Funds—(0.5)%
Semiconductor HOLDRs Trust	217,100	(6,462)

Technology—(2.4)%
Advanced Micro Devices, Inc. (d)	571,710	(3,333)
Blue Coat Systems, Inc. (d)	223,930	(3,160)
Expedia, Inc. (d)	337,540	(6,204)
Lenovo Group Ltd.	5,804,000	(3,948)
Micron Technology, Inc. (d)	530,100	(3,159)
priceline.com, Inc. (d)	25,840	(2,984)
SINA Corp. (d)	29,010	(1,234)
STMicroelectronics NV	304,765	(3,148)
Sun Microsystems, Inc. (d)	354,040	(3,852)

		(31,022)

Total Securities Sold Short (proceeds—$61,974)		(55,793)

Total Investments net of options written and securities sold short (cost—$1,355,614) (b)—111.2%		1,425,197

Other liabilities in excess of other assets—(11.2%)		(143,864)

Net Assets—100.0%		$1,281,333

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these

(b) Securities with an aggregate value of $143,179, representing 11.17% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $179,811; cash collateral of $186,213 was received with which the Fund purchased short-term investments.

(g) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	31

Statements of Assets and Liabilities

June 30, 2008

Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$222,480	$57,419	$415,815	$376,647
Investments in Affiliates, at value	—	—	11,001	32,391
Repurchase agreements, at value	—	—	—	—
Cash	1	—	—	1
Foreign currency, at value	1,380	37	951	1,321
Security lending interest receivable (net)	—	—	40	17
Receivable for investments sold	475	269	164	—
Receivable for Fund shares sold	848	29	429	566
Dividends and interest receivable (net of foreign taxes)	363	55	1,032	1,127
Other assets	—	—	—	—
	225,547	57,809	429,432	412,070

Liabilities:
Payable for investments purchased	$1,905	$1,871	$1	$—
Payable for securities sold short	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	643	214	1,676	1,391
Payable for collateral for securities on loan	—	—	31,096	54,286
Dividends payable	—	—	—	—
Investment advisory fees payable	171	32	196	269
Administration fees payable	106	23	181	172
Distribution fees payable	16	21	69	77
Servicing fees payable	33	11	57	63
Payable to securities lending agent	—	—	—	—
Recoupment payable to Manager	1	—	—	—
	2,875	2,172	33,276	56,258
Net Assets	$222,672	$55,637	$396,156	$355,812

Net Assets Consist of:
Paid-in-capital	$234,045	$53,914	$462,025	$345,036
Undistributed (dividends in excess of) net investment income	1,952	(24)	5,647	(1)
Accumulated net realized gain (loss)	(13,716)	(1,587)	(68,104)	2,476
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	391	3,334	(3,412)	8,301
	$222,672	$55,637	$396,156	$355,812

Net Assets:
Class A	$69,165	$17,701	$148,264	$106,693
Class B	—	21,813	—	38,469
Class C	24,888	12,689	110,540	84,215
Other Classes	128,619	3,434	137,352	126,435

Shares Issued and Outstanding:
Class A	2,307	982	7,972	7,535
Class B	—	1,274	—	2,840
Class C	842	739	6,043	6,259
Other Classes	4,277	190	7,318	8,843

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$29.98	$18.03	$18.60	$14.16
Class B	—	17.12	—	13.55
Class C	29.57	17.17	18.29	13.46

Cost of Investments	$222,064	$54,085	$419,240	$368,332
Cost of Investments in Affiliates	$—	$—	$11,001	$32,391
Cost of Repurchase Agreement	$—	$—	$—	$—
Cost of Foreign Currency	$1,406	$38	$951	$1,316
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$1,764,224	$106,947	$72,354	$223,014	$77,082	$87,498	$1,137,377
66,905	8,862	—	—	2,786	—	35,865
—	—	—	—	—	—	357,334
1	—	—	—	1	1	1
—	—	195	415	—	112	14,222
153	12	—	53	1	2	85
5,924	1,988	959	5,142	3,160	—	335,234
27,199	5	486	97	64	35	1,106
5,904	—	15	531	26	169	163
—	—	—	—	—	—	37
1,870,310	117,814	74,009	229,252	83,120	87,817	1,881,424

$578	$3,577	$2,834	$3,149	$3,978	$541	$300,136
—	81	—	—	278	—	55,793
—	658	—	—	—	—	49,586
8,611	1,485	169	550	128	120	4,714
387,139	27,623	—	35,267	9,672	4,490	186,874
—	—	—	—	—	—	77
685	54	37	161	44	34	976
637	27	26	77	25	40	424
194	5	12	42	6	29	126
250	17	11	35	14	15	177
—	—	—	—	—	—	1,208
—	—	2	—	—	—	—
398,094	33,527	3,091	39,281	14,145	5,269	600,091
$1,472,216	$84,287	$70,918	$189,971	$68,975	$82,548	$1,281,333

$1,501,362	$429,392	$54,812	$190,878	$83,592	$178,017	$1,298,495
4,843	—	83	(105)	—	357	—
30,541	(339,604)	1,200	(11,009)	(13,736)	(101,605)	(86,701)
(64,530)	(5,501)	14,823	10,207	(881)	5,779	69,539
$1,472,216	$84,287	$70,918	$189,971	$68,975	$82,548	$1,281,333

$798,257	$6,632	$29,504	$63,178	$9,241	$23,718	$436,692
—	3,091	—	31,948	4,705	14,150	33,229
321,056	4,955	20,802	34,014	4,895	33,116	155,023
352,903	69,609	20,612	60,831	50,134	11,564	656,389

32,176	274	1,137	2,475	417	1,680	10,371
—	134	—	1,313	223	1,025	830
13,003	215	815	1,398	232	2,382	3,874
14,166	2,874	790	2,357	2,264	806	15,382

$24.81	$24.23	$25.96	$25.52	$22.14	$14.12	$42.11
—	23.09	—	24.34	21.09	13.81	40.04
24.69	23.10	25.51	24.33	21.10	13.90	40.02

$1,828,741	$113,394	$57,531	$212,798	$78,026	$81,718	$1,083,458
$66,905	$8,862	$—	$—	$2,786	$—	$35,865
$—	$—	$—	$—	$—	$—	$357,334
$—	$—	$195	$416	$—	$112	$14,224
$—	$1,595	$—	$—	$—	$—	$59,069
$—	$90	$—	$—	$341	$—	$61,974

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Statements of Operations

Year ended June 30, 2008
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$334	$70	$442	$678
Dividends, net of foreign withholding taxes	5,491	998	15,622	7,711
Security lending income (net)	—	—	379	449
Miscellaneous income	—	—	—	3
Total Income	5,825	1,068	16,443	8,841

Expenses:
Investment advisory fees	1,716	383	3,514	3,880
Administration fees	1,029	274	3,290	2,498
Distribution fees — Class B	—	173	—	356
Distribution fees — Class C	126	100	1,249	762
Servicing fees — Class A	130	39	666	324
Servicing fees — Class B	—	58	—	119
Servicing fees — Class C	42	33	416	254
Distribution and/or servicing fees — Other Classes	112	7	52	235
Dividends on securities sold short	—	—	—	—
Trustees’ fees	24	6	65	49
Interest expense	15	—	58	23
Recoupment payable to manager	—	—	—	—
Miscellaneous expense	9	—	1	1
Total Expenses	3,203	1,073	9,311	8,501
Net Investment Income (Loss)	2,622	(5)	7,132	340

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,793	(241)	(39,378)	44,031
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(407)	(9)	41	172
Payments from Affiliates (See Note 9)	51	—	—	31
Net change in unrealized appreciation/depreciation of:
Investments	(23,989)	(2,840)	(75,633)	(88,454)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(13)	—	1	(63)
Net Realized and Change in Unrealized Gain (Loss)	(20,565)	(3,090)	(114,969)	(44,283)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(17,943)	$(3,095)	$(107,837)	$(43,943)

34	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$1,716	$82	$67	$230	$87	$34	$7,307
50,333	477	699	2,611	453	1,859	4,815
1,224	195	—	443	31	33	1,518
8	1	—	12	—	3	22
53,281	755	766	3,296	571	1,929	13,662

5,922	832	302	2,672	624	455	12,324
5,622	409	201	1,292	385	531	5,393
—	28	—	348	42	122	381
1,908	42	84	364	41	306	1,321
1,403	24	44	219	27	55	1,139
—	9	—	116	14	41	127
636	14	28	122	14	102	440
169	209	12	139	147	5	683
—	—	—	—	—	—	624
129	11	6	30	9	11	160
—	—	2	11	1	2	30
—	—	2	—	—	—	—
3	—	—	—	—	—	2
15,792	1,578	681	5,313	1,304	1,630	22,624
37,489	(823)	85	(2,017)	(733)	299	(8,962)

53,908	19,861	2,220	(3,730)	597	7,586	193,473
—	(1,709)	—	—	(24)	—	(14,528)
—	—	(181)	—	(58)	—	(15,284)
3	—	(2)	(76)	—	72	1,786
—	—	—	—	—	—	—

(131,884)	(19,950)	10,731	(55,166)	(5,486)	(15,292)	(236,018)
—	943	—	—	3	—	(2,689)
—	9	—	—	63	—	11,739
(14)	—	—	(4)	—	(7)	94
(77,987)	(846)	12,768	(58,976)	(4,905)	(7,641)	(61,427)
$(40,498)	$(1,669)	$12,853	$(60,993)	$(5,638)	$(7,342)	$(70,389)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	35

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,622	$(37)	$(5)	$(206)	$7,132	$7,100
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	3,386	5,667	(250)	4,424	(39,337)	70,685
Payments from Affiliates (See Note 9)	51	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(24,002)	16,411	(2,840)	5,073	(75,632)	46,296
Net increase (decrease) resulting from investment operations	(17,943)	22,041	(3,095)	9,291	(107,837)	124,081

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(76)	—	—	—	(3,859)	(1,113)
Class C	(1)	—	—	—	(1,312)	(4)
Other Classes	(268)	(36)	—	—	(2,968)	(982)
Class II — (Liquidated)	—	(28)	—	—	—	—
Net realized capital gains
Class A	(2,565)	—	(1,372)	(652)	(42,837)	(10,715)
Class B	—	—	(2,361)	(976)	—	—
Class C	(761)	—	(1,277)	(613)	(26,767)	(5,395)
Other Classes	(6,596)	(507)	(272)	(56)	(23,111)	(6,225)
Class II — (Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,267)	(898)	(5,282)	(2,297)	(100,854)	(24,434)

Fund Share Transactions:
Net proceeds from the sale of common stock	293,739	51,989	26,574	15,639	172,018	412,741
Issued in reinvestment of distributions	9,221	897	4,395	1,885	84,405	20,062
Cost of shares redeemed	(136,530)	(25,326)	(16,409)	(11,078)	(390,376)	(154,304)
Net increase (decrease) from Fund share transactions	166,430	27,560	14,560	6,446	(133,953)	278,499
Fund Redemption Fees	183	5	3	—	21	27
Total Increase (Decrease) in Net Assets	138,403	48,708	6,186	13,440	(342,623)	378,173

Net Assets:
Beginning of year	84,269	35,561	49,451	36,011	738,779	360,606
End of year*	$222,672	$84,269	$55,637	$49,451	$396,156	$738,779
* Including undistributed (dividends in excess of) net investment income of:	$1,952	$(68)	$(24)	$(12)	$5,647	$6,568

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$340	$(1,408)	$37,489	$4,254	$(823)	$(2,001)	$85	$(48)	$(2,017)	$(1,479)
44,203	22,370	53,911	15,910	18,152	156	2,037	396	(3,806)	20,500
31	—	—	—	—	—	—	—	—	—
(88,517)	78,103	(131,898)	65,734	(18,998)	13,301	10,731	2,954	(55,170)	32,429
(43,943)	99,065	(40,498)	85,898	(1,669)	11,456	12,853	3,302	(60,993)	51,450

—	—	(19,804)	(2,551)	—	—	—	(4)	—	—
—	—	(6,155)	(1,014)	—	—	—	(2)	—	—
—	—	(7,296)	(453)	—	—	—	(1)	—	—
—	—	—	—	—	—	—	—	—	—

(17,243)	(6,390)	(22,155)	(1,452)	—	—	(495)	(224)	(8,022)	—
(6,606)	(2,699)	—	—	—	—	—	—	(4,273)	—
(13,937)	(5,401)	(9,991)	(825)	—	—	(288)	(141)	(4,513)	—
(19,617)	(5,784)	(6,590)	(172)	—	—	(405)	(498)	(7,527)	—
—	—	—	—	—	—	—	—	—	—
(57,403)	(20,274)	(71,991)	(6,467)	—	—	(1,188)	(870)	(24,335)	—

151,391	191,623	1,296,394	349,743	5,683	8,509	56,312	9,548	63,529	115,549
42,420	14,017	48,399	4,938	—	—	1,084	851	21,300	—
(172,689)	(88,448)	(263,790)	(36,870)	(34,802)	(77,900)	(16,324)	(2,928)	(119,200)	(72,604)
21,122	117,192	1,081,003	317,811	(29,119)	(69,391)	41,072	7,471	(34,371)	42,945
49	42	102	38	3	1	53	3	10	17
(80,175)	196,025	968,616	397,280	(30,785)	(57,934)	52,790	9,906	(119,689)	94,412

435,987	239,962	503,600	106,320	115,072	173,006	18,128	8,222	309,660	215,248
$355,812	$435,987	$1,472,216	$503,600	$84,287	$115,072	$70,918	$18,128	$189,971	$309,660
$(1)	$(726)	$4,843	$606	$—	$—	$83	$(2)	$(105)	$(82)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	37

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(733)	$(491)	$299	$366	$(8,962)	$(11,580)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	515	6,962	7,658	6,827	165,447	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(5,420)	5,472	(15,299)	9,680	(226,874)	133,714
Net increase (decrease) resulting from investment operations	(5,638)	11,943	(7,342)	16,873	(70,389)	266,264

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	(218)	(166)	—	—
Class B	—	—	(72)	(47)	—	—
Class C	—	—	(112)	(109)	—	—
Other Classes	—	—	(156)	(96)	—	—
Net realized capital gains
Class A	—	—	—	—	(18,792)	—
Class B	—	—	—	—	(2,155)	—
Class C	—	—	—	—	(7,479)	—
Other Classes	—	—	—	—	(28,414)	—
Total Dividends and Distributions to Shareholders	—	—	(558)	(418)	(56,840)	—

Fund Share Transactions:
Net proceeds from the sale of common stock	7,909	7,563	34,722	18,522	604,817	246,530
Issued in reinvestment of distributions	—	—	492	371	51,672	—
Cost of shares redeemed	(22,468)	(43,760)	(37,961)	(21,077)	(453,459)	(541,104)
Net increase (decrease) from Fund share transactions	(14,559)	(36,197)	(2,747)	(2,184)	203,030	(294,574)
Fund Redemption Fees	2	1	3	1	290	105
Total Increase (Decrease) in Net Assets	(20,195)	(24,253)	(10,644)	14,272	76,091	(28,205)

Net Assets:
Beginning of year	89,170	113,423	93,192	78,920	1,205,242	1,233,447
End of year*	$68,975	$89,170	$82,548	$93,192	$1,281,333	$1,205,242
* Including undistributed (dividends in excess of) net investment income of:	$—	$—	$357	$544	$—	$8

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class A
6/30/2008	$30.45	$0.46	$0.58	$1.04	$(0.04)
8/21/2006 - 6/30/2007	20.13	(0.06)	10.38	10.32	—
Class C
6/30/2008	$30.25	$0.23	$0.56	$0.79	$— (b)
8/21/2006 - 6/30/2007	20.13	(0.22)	10.34	10.12	—
NACM Global Fund
Class A
6/30/2008	$20.66	$0.10	$(0.79)	$(0.69)	$—
6/30/2007	17.47	— (b)	4.21	4.21	—
6/30/2006	15.43	0.03	2.69	2.72	—
6/30/2005	14.23	—	1.80	1.80	—
6/30/2004	11.71	(0.03)	3.49	3.46	—
Class B
6/30/2008	$19.84	$(0.05)	$(0.73)	$(0.78)	$—
6/30/2007	16.94	(0.13)	4.05	3.92	—
6/30/2006	15.09	(0.09)	2.62	2.53	—
6/30/2005	14.03	(0.10)	1.76	1.66	—
6/30/2004	11.64	(0.14)	3.47	3.33	—
Class C
6/30/2008	$19.89	$(0.05)	$(0.73)	$(0.78)	$—
6/30/2007	16.98	(0.13)	4.06	3.93	—
6/30/2006	15.13	(0.11)	2.64	2.53	—
6/30/2005	14.05	(0.10)	1.78	1.68	—
6/30/2004	11.66	(0.15)	3.48	3.33	—
NACM International Fund
Class A
6/30/2008	$26.08	$0.28	$(4.02)	$(3.74)	$(0.28)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)
10/29/2004 - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)
Class C
6/30/2008	$25.75	$0.13	$(3.98)	$(3.85)	$(0.15)
6/30/2007	21.65	0.17	4.91	5.08	— (b)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)
10/29/2004 - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)
NACM Pacific Rim Fund
Class A
6/30/2008	$17.76	$0.05	$(1.45)	$(1.40)	$—
6/30/2007	14.08	(0.03)	4.78	4.75	—
6/30/2006	9.97	— (b)	4.58	4.58	(0.04)
6/30/2005	9.23	0.01	0.86	0.87	—
6/30/2004	6.28	(0.03)	2.94	2.91	—
Class B
6/30/2008	$17.20	$(0.08)	$(1.37)	$(1.45)	$—
6/30/2007	13.77	(0.15)	4.65	4.50	—
6/30/2006	9.80	(0.10)	4.50	4.40	— (b)
6/30/2005	9.14	(0.06)	0.85	0.79	—
6/30/2004	6.26	(0.10)	2.94	2.84	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.50)	$(1.54)	$0.03		$29.98		2.93%		$69,165	1.77%		1.43%	194%
—	—	—	(b)	30.45		51.95		16,359	1.88	(f)*	(0.27)*	77

$(1.50)	$(1.50)	$0.03		$29.57		2.08%		$24,888	2.52%		0.72%	194%
—	—	—	(b)	30.25		51.00		4,407	2.64	(i)*	(0.98)*	77

$(1.94)	$(1.94)	$—	(b)	$18.03		(4.23)%		$17,701	1.46%		0.51%	80%
(1.02)	(1.02)	—	(b)	20.66		24.75		13,501	1.46		(0.01)	102
(0.68)	(0.68)	—	(b)	17.47		17.85		10,485	1.47	(g)	0.20	114
(0.61)	(0.61)	0.01		15.43		12.87		3,701	1.57	(e)	0.01	148
(0.95)	(0.95)	0.01		14.23		30.48		1,421	1.56		(0.21)	203

$(1.94)	$(1.94)	$—	(b)	$17.12		(4.94)%		$21,813	2.21%		(0.28)%	80%
(1.02)	(1.02)	—	(b)	19.84		23.85		21,545	2.21		(0.70)	102
(0.68)	(0.68)	—	(b)	16.94		16.98		14,627	2.22	(h)	(0.52)	114
(0.61)	(0.61)	0.01		15.09		12.04		4,098	2.31	(e)	(0.71)	148
(0.95)	(0.95)	0.01		14.03		29.51		1,361	2.31		(1.06)	203

$(1.94)	$(1.94)	$—	(b)	$17.17		(4.88)%		$12,689	2.21%		(0.27)%	80%
(1.02)	(1.02)	—	(b)	19.89		23.79		12,756	2.21		(0.73)	102
(0.68)	(0.68)	—		16.98		16.93		10,123	2.22	(h)	(0.64)	114
(0.61)	(0.61)	0.01		15.13		12.16		4,831	2.32	(e)	(0.71)	148
(0.95)	(0.95)	0.01		14.05		29.45		1,369	2.31		(1.09)	203

$(3.46)	$(3.74)	$—	(b)	$18.60		(16.09)%		$148,264	1.47%		1.23%	159%
(0.98)	(1.08)	—	(b)	26.08		24.88		382,549	1.49		1.42	166
(0.51)	(0.66)	—	(b)	21.84		39.18		168,092	1.47		1.61	152
—	(0.09)	—		16.24		10.30		16,358	1.45	*	3.02 *	107

$(3.46)	$(3.61)	$—	(b)	$18.29		(16.74)%		$110,540	2.22%		0.58%	159%
(0.98)	(0.98)	—	(b)	25.75		23.94		200,824	2.24		0.70	166
(0.51)	(0.60)	—	(b)	21.65		38.19		84,052	2.22		0.91	152
—	(0.08)	—		16.17		9.77		8,844	2.20	*	2.49 *	107

$(2.20)	$(2.20)	$—	(b)	$14.16	(j)	(9.53	)%(j)	$106,693	1.77%		0.28%	67%
(1.07)	(1.07)	—	(b)	17.76		35.33		132,890	1.76		(0.23)	62
(0.44)	(0.48)	0.01		14.08	(c)	46.50	(c)	79,631	1.77		0.02	96
(0.13)	(0.13)	—		9.97		9.49		23,351	1.94	(e)	0.10	101
—	—	0.04		9.23		46.97		18,824	1.87		(0.33)	118

$(2.20)	$(2.20)	$—	(b)	$13.55	(k)	(10.17	)%(k)	$38,469	2.52%		(0.48)%	67%
(1.07)	(1.07)	—	(b)	17.20		34.27		48,908	2.51		(0.98)	62
(0.44)	(0.44)	0.01		13.77	(d)	45.39	(d)	34,395	2.52		(0.73)	96
(0.13)	(0.13)	—		9.80		8.70		9,844	2.69	(e)	(0.61)	101
—	—	0.04		9.14		46.01		7,101	2.61		(1.09)	118
(f)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(i)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.16 and (9.53)%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.55 and (10.17)%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	41

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Pacific Rim Fund (cont.)
Class C
6/30/2008	$17.10	$(0.07)	$(1.37)	$(1.44)	$—
6/30/2007	13.69	(0.15)	4.63	4.48	—
6/30/2006	9.75	(0.10)	4.47	4.37	— (d)
6/30/2005	9.09	(0.06)	0.85	0.79	—
6/30/2004	6.23	(0.10)	2.92	2.82	—
NFJ International Value Fund
Class A
6/30/2008	$26.51	$1.04	$(0.88)	$0.16	$(0.82)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)
3/31/2005 - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)
Class C
6/30/2008	$26.34	$0.81	$(0.85)	$(0.04)	$(0.57)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)
3/31/2005 - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)
RCM Biotechnology Fund
Class A
6/30/2008	$24.87	$(0.18)	$(0.46)	$(0.64)	$—
6/30/2007	23.30	(0.32)	1.89	1.57	—
6/30/2006	24.60	(0.35)	(0.95)	(1.30)	—
6/30/2005	25.68	(0.35)	(0.74)	(1.09)	—
6/30/2004	21.24	(0.38)	4.81	4.43	—
Class B
6/30/2008	$23.87	$(0.36)	$(0.42)	$(0.78)	$—
6/30/2007	22.54	(0.48)	1.81	1.33	—
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	—
6/30/2005	25.21	(0.52)	(0.72)	(1.24)	—
6/30/2004	21.02	(0.55)	4.73	4.18	—
Class C
6/30/2008	$23.88	$(0.35)	$(0.43)	$(0.78)	$—
6/30/2007	22.54	(0.48)	1.82	1.34	—
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	—
6/30/2005	25.22	(0.52)	(0.73)	(1.25)	—
6/30/2004	21.02	(0.55)	4.74	4.19	—
RCM Global Resources Fund
Class A
6/30/2008	$19.59	$0.07	$6.88	$6.95	$—
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)
3/31/2006 - 6/30/2006	16.42	— (d)	0.64	0.64	—
Class C
6/30/2008	$19.39	$(0.08)	$6.79	$6.71	$—
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)
3/31/2006 - 6/30/2006	16.42	(0.03)	0.64	0.61	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.

42	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.20)	$(2.20)	$—	(d)	$13.46	(k)	(10.17	)%(k)	$84,215	2.52%		(0.47)%	67%
(1.07)	(1.07)	—	(d)	17.10		34.33		102,990	2.51		(0.99)	62
(0.44)	(0.44)	0.01		13.69	(g)	45.31	(g)	68,962	2.52		(0.73)	96
(0.13)	(0.13)	—		9.75		8.75		17,268	2.69	(h)	(0.62)	101
—	—	0.04		9.09		45.91		12,661	2.61		(1.11)	118

$(1.04)	$(1.86)	$—	(d)	$24.81		0.29%		$798,257	1.44%		3.96%	23%
(0.27)	(0.61)	—	(d)	26.51		41.29		299,476	1.46		2.09	26
(0.15)	(0.36)	0.01		19.28		28.12		64,699	1.48		2.65	25
—	(0.10)	—		15.36		1.62		1,009	1.34	*(c)	3.51 *	61

$(1.04)	$(1.61)	$—	(d)	$24.69		(0.44)%		$321,056	2.19%		3.11%	23%
(0.27)	(0.49)	—	(d)	26.34		40.19		156,470	2.21		1.36	26
(0.15)	(0.29)	0.01		19.20		27.14		35,186	2.22		2.01	25
—	(0.09)	—		15.35		1.52		351	2.03	*(c)	3.07 *	61

$—	$—	$—	(d)	$24.23		(2.53)%		$6,632	1.48	%(j)	(0.71)%	236%
—	—	—	(d)	24.87		6.74		9,768	1.54	(j)	(1.28)	60
—	—	—	(d)	23.30	(e)	(5.29	)(e)	12,855	1.57		(1.36)	147
—	—	0.01		24.60		(4.21)		14,849	1.60	(b)	(1.44)	139
—	—	0.01		25.68		20.90		13,877	1.61		(1.58)	121

$—	$—	$—	(d)	$23.09		(3.27)%		$3,091	2.23	%(j)	(1.50)%	236%
—	—	—	(d)	23.87		5.95		4,214	2.29	(j)	2.03	60
—	—	—	(d)	22.54	(i)	(6.05	)(i)	6,103	2.32		(2.11)	147
—	—	0.01		23.98		(4.88)		7,896	2.35	(b)	(2.20)	139
—	—	0.01		25.21		19.93		8,215	2.36		(2.32)	121

$—	$—	$—	(d)	$23.10		(3.27)%		$4,955	2.23	%(j)	(1.46)%	236%
—	—	—	(d)	23.88		5.95		5,525	2.29	(j)	(2.03)	60
—	—	—	(d)	22.54	(f)	(6.01	)(f)	7,013	2.32		(2.11)	147
—	—	0.01		23.98		(4.92)		8,422	2.35	(b)	(2.20)	139
—	—	0.01		25.22		19.98		9,248	2.36		(2.32)	121

$(0.61)	$(0.61)	$0.03		$25.96		36.07%		$29,504	1.46%		0.32%	75%
(1.33)	(1.35)	0.01		19.59		24.30		5,327	1.47		(0.47)	111
—	—	—	(d)	17.06		3.90		1,290	1.45	*	0.03 *	128

$(0.61)	$(0.61)	$0.02		$25.51		35.14%		$20,802	2.21%		(0.36)%	75%
(1.33)	(1.35)	0.01		19.39		23.30		4,525	2.22		(1.23)	111
—	—	—	(d)	17.03		3.71		736	2.20	*	(0.71)*	128
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.05)%, respectively.
(j)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.46 and (10.17)%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Global Small-Cap Fund
Class A
6/30/2008	$34.78	$(0.16)	$(6.44)	$(6.60)	$—
6/30/2007	27.88	(0.12)	7.02	6.90	—
6/30/2006	22.48	(0.14)	5.53	5.39	—
6/30/2005	19.63	(0.08)	2.92	2.84	—
6/30/2004	13.55	(0.11)	6.18	6.07	—
Class B
6/30/2008	$33.53	$(0.38)	$(6.15)	$(6.53)	$—
6/30/2007	27.08	(0.34)	6.79	6.45	—
6/30/2006	21.99	(0.33)	5.41	5.08	—
6/30/2005	19.35	(0.23)	2.86	2.63	—
6/30/2004	13.45	(0.23)	6.12	5.89	—
Class C
6/30/2008	$33.52	$(0.38)	$(6.15)	$(6.53)	$—
6/30/2007	27.07	(0.34)	6.79	6.45	—
6/30/2006	21.98	(0.34)	5.42	5.08	—
6/30/2005	19.34	(0.25)	2.88	2.63	—
6/30/2004	13.44	(0.24)	6.13	5.89	—
RCM Healthcare Fund
Class A
6/30/2008	$23.82	$(0.19)	$(1.49)	$(1.68)	$—
6/30/2007	21.23	(0.09)	2.68	2.59	—
6/30/2006	21.19	(0.11)	0.15	0.04	—
6/30/2005	20.80	(0.05)	0.44	0.39	—
6/30/2004	18.64	(0.18)	2.34	2.16	—
Class B
6/30/2008	$22.86	$(0.35)	$(1.42)	$(1.77)	$—
6/30/2007	20.53	(0.25)	2.58	2.33	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.41	(0.21)	0.44	0.23	—
6/30/2004	18.43	(0.33)	2.31	1.98	—
Class C
6/30/2008	$22.87	$(0.35)	$(1.42)	$(1.77)	$—
6/30/2007	20.53	(0.25)	2.59	2.34	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.42	(0.21)	0.43	0.22	—
6/30/2004	18.44	(0.33)	2.31	1.98	—
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.05%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.

44	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(2.66)	$(2.66)	$—	(d)	$25.52		(20.20)%		$63,178	1.77%		(0.53)%	100%
—	—	—	(d)	34.78		24.75		98,080	1.76		(0.39)	80
—	—	0.01		27.88	(e)	24.02	(e)	71,293	1.77		(0.52)	73
—	—	0.01		22.48		14.52		25,389	1.84	(c)	(0.38)	96
—	—	0.01		19.63		44.87		9,613	1.85		(0.63)	111

$(2.66)	$(2.66)	$—	(d)	$24.34		(20.77)%		$31,948	2.52%		(1.29)%	100%
—	—	—	(d)	33.53		23.77		57,203	2.52		(1.16)	80
—	—	0.01		27.08	(f)	23.19	(f)	48,365	2.52		(1.28)	73
—	—	0.01		21.99		13.64		17,637	2.59	(c)	(1.11)	96
—	—	0.01		19.35		43.87		6,945	2.60		(1.29)	111

$(2.66)	$(2.66)	$—	(d)	$24.33		(20.79)%		$34,014	2.52%		(1.28)%	100%
—	—	—	(d)	33.52		23.79		57,007	2.52		(1.13)	80
—	—	0.01		27.07	(g)	23.16	(g)	40,499	2.52		(1.32)	73
—	—	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)	96
—	—	0.01		19.34		43.90		11,833	2.60		(1.35)	111

$—	$—	$—	(d)	$22.14		(7.05)%		$9,241	1.52%		(0.81)%	171%
—	—	—	(d)	23.82		12.20		11,879	1.55	(j)	(0.38)	254
—	—	—	(d)	21.23	(h)	0.19	(h)	14,526	1.57		(0.49)	280
—	—	—		21.19		1.88		18,752	1.60	(b)	(0.25)	210
—	—	—		20.80		11.59		14,308	1.62		(0.92)	257

$—	$—	$—	(d)	$21.09		(7.74)%		$4,705	2.27%		(1.56)%	171%
—	—	—	(d)	22.86		11.35		6,183	2.30	(j)	(1.13)	254
—	—	—	(d)	20.53	(i)	(0.53	)(i)	8,043	2.32		(1.24)	280
—	—	—		20.64		1.13		9,725	2.35	(b)	(1.02)	210
—	—	—		20.41		10.74		9,427	2.37		(1.68)	257

$—	$—	$—	(d)	$21.10		(7.74)%		$4,895	2.27%		(1.56)%	171%
—	—	—		22.87		11.34		5,554	2.30	(j)	(1.13)	254
—	—	—	(d)	20.53	(i)	(0.53	)(i)	7,444	2.32		(1.24)	280
—	—	—		20.64		1.08		9,875	2.35	(b)	(1.02)	210
—	—	—		20.42		10.74		9,859	2.37		(1.68)	257
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(j)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	45

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM International Growth Equity Fund
Class A
6/30/2008	$15.41	$0.14	$(1.27)	$(1.13)	$(0.16)
6/30/2007	12.69	0.13	2.71	2.84	(0.12)
6/30/2006	9.96	0.08	2.82	2.90	(0.17)
6/30/2005	9.30	0.11	0.64	0.75	(0.09)
6/30/2004	7.41	0.04	1.95	1.99	(0.10)
Class B
6/30/2008	$15.09	$—	$(1.22)	$(1.22)	$(0.06)
6/30/2007	12.45	0.02	2.66	2.68	(0.04)
6/30/2006	9.80	—	2.76	2.76	(0.11)
6/30/2005	9.19	0.03	0.64	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.91	1.89	(0.08)
Class C
6/30/2008	$15.16	$(0.02)	$(1.20)	$(1.22)	$(0.04)
6/30/2007	12.50	0.02	2.68	2.70	(0.04)
6/30/2006	9.81	(0.02)	2.79	2.77	(0.08)
6/30/2005	9.20	0.02	0.65	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.92	1.90	(0.07)
RCM Technology Fund
Class A
6/30/2008	$45.29	$(0.30)	$(1.00)	$(1.30)	$—
6/30/2007	36.18	(0.35)	9.46	9.11	—
6/30/2006	33.61	(0.44)	3.00	2.56	—
6/30/2005	32.53	(0.39)	1.46	1.07	—
6/30/2004	24.49	(0.47)	8.51	8.04	—
Class B
6/30/2008	$43.47	$(0.64)	$(0.91)	$(1.55)	$—
6/30/2007	34.98	(0.64)	9.13	8.49	—
6/30/2006	32.75	(0.70)	2.92	2.22	—
6/30/2005	31.94	(0.55)	1.36	0.81	—
6/30/2004	24.22	(0.69)	8.41	7.72	—
Class C
6/30/2008	$43.45	$(0.63)	$(0.92)	$(1.55)	$—
6/30/2007	34.97	(0.63)	9.11	8.48	—
6/30/2006	32.73	(0.70)	2.93	2.23	—
6/30/2005	31.91	(0.57)	1.38	0.81	—
6/30/2004	24.20	(0.69)	8.40	7.71	—
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

46	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.16)	$—	(c)	$14.12		(7.42)%	$23,718	1.37%		0.90%	51%
—	(0.12)	—	(c)	15.41		22.43	21,738	1.37		0.91	52
—	(0.17)	—	(c)	12.69		29.25	17,672	1.38		0.64	79
—	(0.09)	—		9.96		8.09	12,370	1.53	(b)	1.08	138
—	(0.10)	—		9.30		26.87	9,346	1.49		0.47	90

$—	$(0.06)	$—	(c)	$13.81		(8.10)%	$14,150	2.12%		(0.03)%	51%
—	(0.04)	—	(c)	15.09		21.50	16,240	2.12		0.16	52
—	(0.11)	—	(c)	12.45		28.38	12,660	2.13		0.02	79
—	(0.06)	—		9.80		7.30	6,542	2.28	(b)	0.36	138
—	(0.08)	0.01		9.19		25.78	5,230	2.24		(0.18)	90

$—	$(0.04)	$—	(c)	$13.90		(8.07)%	$33,116	2.12%		(0.10)%	51%
—	(0.04)	—	(c)	15.16		21.50	45,029	2.12		0.13	52
—	(0.08)	—	(c)	12.50		28.36	39,409	2.13		(0.17)	79
—	(0.06)	—		9.81		7.25	32,649	2.29	(b)	0.23	138
—	(0.07)	—		9.20		25.85	36,147	2.24		(0.27)	90

$(1.89)	$(1.89)	$0.01		$42.11		(3.58)%	$436,692	1.65%		(0.65)%	269%
—	—	—	(c)	45.29		25.18	383,969	1.66		(0.90)	209
—	—	0.01		36.18	(d)	7.65 (d)	328,815	1.64		(1.15)	272
—	—	0.01		33.61		3.32	293,550	1.71	(b)	(1.19)	238
—	—	—		32.53		32.83	82,736	1.76		(1.54)	206

$(1.89)	$(1.89)	$0.01		$40.04		(4.32)%	$33,229	2.40%		(1.42)%	269%
—	—	—	(c)	43.47		24.24	66,220	2.41		(1.69)	209
—	—	0.01		34.98	(e)	6.84 (e)	117,008	2.39		(1.91)	272
—	—	—		32.75		2.54	161,675	2.40	(b)	(1.69)	238
—	—	—		31.94		31.87	7,585	2.50		(2.29)	206

$(1.89)	$(1.89)	$0.01		$40.02		(4.32)%	$155,023	2.40%		(1.41)%	269%
—	—	—	(c)	43.45		24.25	174,303	2.41		(1.66)	209
—	—	0.01		34.97	(f)	6.84 (f)	192,675	2.39		(1.90)	272
—	—	0.01		32.73		2.57	219,872	2.40	(b)	(1.74)	238
—	—	—		31.91		31.86	13,199	2.50		(2.27)	206
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	47

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of eleven of the funds offered by the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2007, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income except the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

48	Allianz Funds Annual Report	06.30.08

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$442,260; NACM Global Fund—$77,343; NACM International Fund—$1,328,843; NACM Pacific Rim Fund—$356,265; NFJ International Value Fund—$3,594,065; RCM Biotechnology Fund—$6,722; RCM Global Resources Fund—$4,824; RCM Global Small-Cap Fund—$254,504; RCM Healthcare Fund—$2,914; RCM International Growth Equity Fund—$192,713; and RCM Technology Fund—$185,355.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $813,288. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers)

06.30.08	Allianz Funds Annual Report	49

Notes to Financial Statements  (Cont.)

June 30, 2008

and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008, if applicable. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%		N/A	N/A	0.45%	0.45%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)	The Fund’s advisory fee has been reduced by 0.10% to 0.80%. This advisory fee reduction will continue until at least December 31, 2008.

50	Allianz Funds Annual Report	06.30.08

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $1,406,441 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

06.30.08	Allianz Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2008

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$506,424	$348,464
NACM Global Fund	51,374	42,198
NACM International Fund	914,966	1,136,624
NACM Pacific Rim Fund	276,592	303,869
NFJ International Value Fund	1,188,711	213,592
RCM Biotechnology Fund	235,092	263,580
RCM Global Resources Fund	68,220	31,075
RCM Global Small-Cap Fund	263,535	318,276
RCM Healthcare Fund	133,183	149,160
RCM International Growth Equity Fund	45,751	49,909
RCM Technology Fund	2,957,345	3,061,948

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	388	$37	186	$18	270,561	$51,367
Sales	12,902	2,877	8,224	1,021	542,817	170,085
Closing Buys	(8,570)	(1,273)	(7,060)	(938)	(505,518)	(126,154)
Exercises	—	—	(617)	(49)	(7,564)	(1,905)
Expirations	(350)	(46)	(733)	(52)	(142,414)	(34,324)
Balance at 6/30/2008	4,370	$1,595	—	$—	157,882	$59,069

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses(1)	Post-October Deferral(2)
NACM Emerging Markets Opportunities Fund	$2,524	$—	$7,301	$3,310
NACM Global Fund	88	—	—	1,689
NACM International Fund	5,809	—	—	67,862
NACM Pacific Rim Fund	794	1,799	—	—
NFJ International Value Fund	5,950	33,452	—	6
RCM Biotechnology Fund	—	—	338,421	—
RCM Global Resources Fund	196	1,160	—	1
RCM Global Small-Cap Fund		1	—	9,776
RCM Healthcare Fund	—	—	10,607	1,209
RCM International Growth Equity Fund	356	—	101,605	—
RCM Technology Fund	—	75,865	129,962	—

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2008 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

52	Allianz Funds Annual Report	06.30.08

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009	2010	2011	2012	2013	2014	2015
NACM Emerging Markets Opportunities Fund	$3,354	$3,947	$—	$—	$—	$—	$—
NACM Global Fund	—	—	—	—	—	—	—
NACM International Fund	—	—	—	—	—	—	—
NACM Pacific Rim Fund	—	—	—	—	—	—	—
NFJ International Value Fund	—	—	—	—	—	—	—
RCM Biotechnology Fund	8,346	260,520	65,820	—	—	—	3,734
RCM Global Resources Fund	—	—	—	—	—	—	—
RCM Global Small-Cap Fund	—	—	—	—	—	—	—
RCM Healthcare Fund	5,290	5,317	—	—	—	—	—
RCM International Growth Equity Fund	54,534	35,886	11,185	—	—	—	—
RCM Technology Fund	19,957	79,157	30,847	—	—	—	—

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
NACM Emerging Markets Opportunities Fund	$226,095	$18,049	$(21,664)	$(3,615)
NACM Global Fund	54,091	7,104	(3,776)	3,328
NACM International Fund	430,645	27,498	(31,327)	(3,829)
NACM Pacific Rim Fund	400,844	49,686	(41,492)	8,194
NFJ International Value Fund	1,899,658	108,790	(177,319)	(68,529)
RCM Biotechnology Fund	123,413	8,120	(15,724)	(7,604)
RCM Global Resources Fund	57,604	15,583	(833)	14,750
RCM Global Small-Cap Fund	214,135	24,267	(15,388)	8,879
RCM Healthcare Fund	82,733	1,248	(4,113)	(2,865)
RCM International Growth Equity Fund	81,718	12,017	(6,237)	5,780
RCM Technology Fund	1,507,846	81,065	(58,335)	22,730

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities Fund	$475	$9,792
NACM Global Fund	2,880	2,401
NACM International Fund	64,792	36,062
NACM Pacific Rim Fund	18,186	39,218
NFJ International Value Fund	53,317	18,675
RCM Biotechnology Fund	—	—
RCM Global Resources Fund	268	920
RCM Global Small-Cap Fund	—	24,335
RCM Healthcare Fund	—	—
RCM International Growth Equity Fund	558	—
RCM Technology Fund	—	56,840

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.08	Allianz Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2008

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	2,511	$82,536	553	$14,786	509	$9,827	229	$4,228	2,816	$65,726	8,809	$209,940
Class B	—	—	—	—	461	8,797	396	7,160	—	—	—	—
Class C	884	28,955	157	4,167	256	4,807	175	3,173	1,324	30,856	4,560	107,923
Other Classes	5,329	182,248	1,367	33,029	158	3,143	56	1,078	3,251	75,436	3,990	94,878
Issued in reinvestment of dividends and distributions
Class A	55	1,857	—	—	62	1,235	32	589	1,756	$37,694	365	$8,645
Class B	—	—	—	—	100	1,888	42	758	—	—	—	—
Class C	17	568	—	—	53	1,004	27	482	1,009	21,313	182	4,252
Other Classes	200	6,796	27	543	13	268	4	56	1,171	25,398	300	7,165
Cost of shares redeemed
Class A	(796)	(25,214)	(16)	(432)	(243)	(4,605)	(207)	(3,868)	(11,268)	(241,780)	(2,203)	(53,496)
Class B	—	—	—	—	(373)	(6,775)	(216)	(3,904)	—	—	—	—
Class C	(205)	(6,402)	(11)	(278)	(211)	(3,875)	(157)	(2,836)	(4,090)	(82,710)	(825)	(19,742)
Other Classes	(3,330)	(104,914)	(432)	(9,917)	(61)	(1,154)	(25)	(470)	(3,015)	(65,886)	(3,306)	(81,066)
Net increase (decrease) resulting from Fund share transactions	4,665	$166,430	1,645	$41,898	724	$14,560	356	$6,446	(7,046)	$(133,953)	11,872	$278,499

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Biotechnology Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	3,281	$54,594	3,494	$53,995	26,349	$699,547	8,927	$211,253	118	$2,988	172	$4,308
Class B	742	12,316	916	13,662	—	—	—	—	6	162	15	348
Class C	1,915	30,829	2,078	31,179	8,199	216,583	4,434	101,330	54	1,330	57	1,350
Other Classes	3,111	53,652	5,989	92,787	14,352	380,264	1,547	37,160	47	1,203	102	2,503
Issued in reinvestment of dividends and distributions
Class A	749	12,222	290	4,251	935	24,675	129	3,041	—	—	—	—
Class B	301	4,717	132	1,878	—	—	—	—	—	—	—	—
Class C	397	6,188	157	2,220	390	10,300	55	1,285	—	—	—	—
Other Classes	1,173	19,293	383	5,668	508	13,424	25	612	—	—	—	—
Cost of shares redeemed
Class A	(3,979)	(62,815)	(1,956)	(29,876)	(6,403)	(162,305)	(1,117)	(25,599)	(237)	(5,888)	(331)	(8,226)
Class B	(1,047)	(15,902)	(702)	(10,421)	—	—	—	—	(49)	(1,207)	(109)	(2,610)
Class C	(2,077)	(31,043)	(1,247)	(18,400)	(1,527)	(38,625)	(381)	(8,485)	(70)	(1,694)	(137)	(3,280)
Other Classes	(3,909)	(62,929)	(1,920)	(29,751)	(2,480)	(62,860)	(118)	(2,786)	(1,017)	(26,013)	(2,572)	(63,784)
Net increase (decrease) resulting from Fund share transactions	657	$21,122	7,614	$117,192	40,323	$1,081,003	13,501	$317,811	(1,148)	$(29,119)	(2,803)	$(69,391)

54	Allianz Funds Annual Report	06.30.08

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM Healthcare Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,277	$28,469	275	$4,646	894	$28,783	1,029	$32,103	115	$2,732	107	$2,428
Class B	—	—	—	—	122	3,843	371	11,241	35	793	25	575
Class C	705	15,785	263	4,337	278	8,618	584	17,742	74	1,735	35	768
Other Classes	531	12,058	33	565	677	22,285	1,650	54,463	111	2,649	164	3,792
Issued in reinvestment of dividends and distributions
Class A	19	440	13	217	222	6,769	—	—	—	—	—	—
Class B	—	—	—	—	122	3,569	—	—	—	—	—	—
Class C	11	246	9	142	125	3,647	—	—	—	—	—	—
Other Classes	18	398	29	492	237	7,315	—	—	—	—	—	—
Cost of shares redeemed
Class A	(431)	(9,442)	(92)	(1,513)	(1,461)	(42,237)	(766)	(23,149)	(197)	(4,626)	(292)	(6,709)
Class B	—	—	—	—	(637)	(17,764)	(451)	(13,044)	(82)	(1,840)	(147)	(3,222)
Class C	(134)	(2,882)	(82)	(1,330)	(706)	(19,539)	(379)	(11,024)	(85)	(1,906)	(155)	(3,379)
Other Classes	(179)	(4,000)	(5)	(85)	(1,333)	(39,660)	(833)	(25,387)	(599)	(14,096)	(1,342)	(30,450)
Net increase (decrease) resulting from Fund share transactions	1,817	$41,072	443	$7,471	(1,460)	$(34,371)	1,205	$42,945	(628)	$(14,559)	(1,605)	$(36,197)

	RCM International Growth Equity Fund				RCM Technology Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	965	$14,267	374	$5,134	4,703	$222,184	2,806	$111,820
Class B	349	5,355	423	5,619	154	7,123	55	2,125
Class C	529	7,943	331	4,509	830	36,523	167	6,415
Other Classes	463	7,157	231	3,260	6,951	338,987	3,142	126,170
Issued in reinvestment of dividends and distributions
Class A	12	187	10	144	317	15,916	—	—
Class B	4	56	3	38	38	1,807	—	—
Class C	6	97	7	95	130	6,222	—	—
Other Classes	10	152	6	94	547	27,727	—	—
Cost of shares redeemed
Class A	(708)	(10,644)	(366)	(5,006)	(3,126)	(142,126)	(3,418)	(135,695)
Class B	(404)	(6,022)	(366)	(4,932)	(885)	(39,955)	(1,877)	(71,359)
Class C	(1,123)	(16,342)	(520)	(7,021)	(1,098)	(46,801)	(1,665)	(63,433)
Other Classes	(317)	(4,953)	(299)	(4,118)	(4,828)	(224,577)	(6,784)	(270,617)
Net increase (decrease) resulting from Fund share transactions	(214)	$(2,747)	(166)	$(2,184)	3,733	$203,030	(7,574)	$(294,574)

†	Commencement of operations
*	A zero balance may reflect actual amounts rounding to less than one thousand.

06.30.08	Allianz Funds Annual Report	55

Notes to Financial Statements  (Cont.)

June 30, 2008

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENT FROM AFFILIATE

During the year ended June 30, 2008, Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

10.	SUBSEQUENT EVENTS

Effective July 7, 2008 NACM Emerging Markets Opportunity, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Resources, RCM Global Small-Cap and RCM Technology Funds began publicly offering class P shares.

It is expected that effective on or about September 4, 2008 RCM Healthcare Fund will change its name to RCM Wellness Fund.

A proposed plan of reorganization of the RCM Biotechnology Fund into the RCM Wellness Fund is currently pending shareholder approval.

Effective September 15, 2008 the Funds’ Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing, to Boston Financial Data Services.

56	Allianz Funds Annual Report	06.30.08

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B, and C Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B, and C shares present fairly, in all material respects, the financial position of the NACM Emerging Markets Opportunities Fund, NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund and RCM Technology Fund, eleven of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Class A, B, and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

06.30.08	Allianz Funds Annual Report	57

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

NACM Emerging Markets Opportunities Fund	70%
NACM Global Fund	32%
NACM International Fund	30%
NACM Pacific Rim Fund	33%
NFJ International Value Fund	58%
RCM Biotechnology Fund	0%
RCM Global Resources Fund	100%
RCM Global Small-Cap Fund	0%
RCM Healthcare Fund	0%
RCM International Growth Equity Fund	20%
RCM Technology Fund	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities Fund	0%
NACM Global Fund	8%
NACM International Fund	30%
NACM Pacific Rim Fund	1%
NFJ International Value Fund	0%
RCM Biotechnology Fund	0%
RCM Global Resources Fund	36%
RCM Global Small-Cap Fund	0%
RCM Healthcare Fund	0%
RCM International Growth Equity Fund	0%
RCM Technology Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Foreign Gross Income $	Foreign Gross Income per share	Foreign Tax $	Foreign Tax per share
NACM Emerging Markets Opportunities Fund	$5,933,412	$1.01000	$354,064	$0.06027
NACM Global Fund	815,960	0.28232	56,788	0.01965
NACM International Fund	16,951,028	0.64668	957,726	0.03654
NACM Pacific Rim Fund	8,067,384	0.30276	314,502	0.01180
NFJ International Value Fund	53,927,224	1.42422	3,315,982	0.08758
RCM Global Small-Cap Fund	2,703,083	0.30570	146,992	0.01662
RCM International Growth Equity Fund	2,051,129	0.34180	124,089	0.02068

58	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

06.30.08	Allianz Funds Annual Report	59

Trustees and Officers of Allianz Funds  (cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

60	Allianz Funds Annual Report	06.30.08

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

06.30.08	Allianz Funds Annual Report	61

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

NFJ Investment Group L.P.,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any Fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ015AR_22272

Allianz Funds Annual Report

JUNE 30, 2008

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Financial Highlights		40
Notes to Financial Statements		44
Report of Independent Registered Public Accounting Firm		52
Federal Income Tax Information		53
Trustees and Officers of Allianz Funds		54

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	21
Allianz NFJ International Value Fund	10	22
Allianz RCM Biotechnology Fund	11	23
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small-Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility, as rapidly rising energy costs and lingering weakness in the credit markets contributed to an overall decline in global stocks. The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns.

Within emerging markets, stocks offered mixed results in the past year. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

While market conditions over the period were difficult, it is important to view results with a long-term perspective—one that is attuned to your overall investment strategy. Actively managed stock funds can play an important role in a diversified portfolio. And over three-, five- and ten-year periods, global stocks have delivered positive returns despite some periods of weakness and volatility. Your personal financial advisor can help you create and follow a course that reflects your individual sensitivity to risk and specific financial goals.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM International (11/04), NACM Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM International Growth Equity (3/99), and RCM Technology (1/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 1/1/08 to 6/30/08.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s performance versus the MSCI Emerging Markets Index was negatively affected by stock selection in China, India and the financials sector. Notable detractors included China COSCO, a shipping company that was weak due to a pullback in freight rates and concerns about a global economic slowdown, and Reliance Capital, an Indian financial services firm that was hurt by expectations that volatility in the capital markets would dampen the company’s growth.

•

Another key source of relative weakness was an underweighting in the energy sector that resulted from the Fund’s bottom-up investment process. With the price of oil approximately doubling during the period, energy was the best-performing sector in the index.

•

On the plus side, stock selection in Russia, South Korea and the materials sector positively impacted results versus the index. The Fund’s best-performing holdings included Mechel, a Russian steel company that benefited from a strong pricing environment, and LG Electronics, a South Korean consumer electronics manufacturer that was recognized for its solid earnings growth.

•	Petroleo Brasileiro, Brazil’s state-run oil company, was also a top performer. In late 2007, the company announced what could potentially be the largest deepwater oil discovery in history.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class D	2.86%	—	—	33.28%
MSCI Emerging Markets Index	4.63%	29.75%		28.38%
Lipper Emerging Markets Fund Average	2.65%	28.51%	14.99%	26.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.94%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Brazil	19.5%
South Korea	15.7%
Taiwan	9.6%
South Africa	8.8%
Russia	8.5%
Hong Kong	5.8%
China	5.6%
India	3.1%
Other	21.8%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$887.90	$1,015.96
Expenses Paid During Period	$8.40	$8.97

Expenses are equal to the ratio (1.79% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

Consistent with the Fund’s bottom-up investment process, the Fund’s performance relative to the MSCI All Country World Index was driven by stock selection. Stock selection was strongest in the United States, the United Kingdom and the energy, financials and materials sectors.

•

Top-performing holdings included Wellstream, a U.K. manufacturer of Energy pipelines that benefited from growth in deepwater oil production, and Israel Chemicals, a fertilizer producer that experienced strong demand from emerging countries. The Fund’s lack of exposure to Citigroup and American International Group was also a plus, as these U.S. financial services firms reported substantial write-downs of impaired assets.

•

An underweighting in financials, the worst-performing sector in the index, was another key source of positive relative performance. The U.S. financial system endured a series of blows during the period, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short-term funding markets.

•

Stock selection in Japan, Germany and the information technology sector had the largest negative effect on performance versus the index. Two major detractors were Sumco, a Japanese manufacturer of silicon wafers that was hurt by weak demand for smaller wafers, and Henkel, a German consumer products company that was impacted by rising input costs and concerns about the financing of an acquisition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class D	–4.18%	15.70%	—	16.16%
MSCI All Country World Index	–9.27%	13.14%		12.27%
Lipper Global Multi-Cap Growth Fund Average	–6.89%	13.91%	5.76%	12.50%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.46%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	46.0%
Japan	8.7%
United Kingdom	7.0%
France	5.4%
Germany	5.1%
Spain	4.9%
Hong Kong	3.4%
Switzerland	3.2%
Other	14.7%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$916.20	$1,017.55
Expenses Paid During Period	$7.00	$7.37

Expenses are equal to the ratio (1.47% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

The Fund’s performance relative to the index was driven by stock selection, which was weakest in Japan, Hong Kong and the financials and industrials sectors. Two large detractors in the Fund were Itochu, a Japanese trading company that wrote down the value of its investment in a Japanese consumer finance firm, and Hong Kong Exchanges and Clearing, a securities and futures exchange that was hurt by declining trade volumes.

•

Sector exposures, which are a byproduct of the Fund’s bottom-up investment process, also detracted. Underweighted positions in consumer staples, utilities and healthcare were especially unfavorable, as investors gravitated toward these defensive sectors in the weak and volatile market environment.

•

Stock selection in Norway and the materials sector had the largest, positive impact on performance versus the index. Yara International, a Norwegian fertilizer producer, was the top contributor in the portfolio. The company benefited from a strong pricing environment amid global food shortages and high prices for agricultural commodities such as wheat and rice.

•

Stock selection in Belgium, Denmark and the healthcare sector also favorably affected relative results. Novo Nordisk, a Danish pharmaceutical manufacturer, was a strong performer, advancing on expectations that its new diabetes drug would be a major growth driver. A lack of exposure to Fortis, a financial services firm based in Belgium, was another plus as the company was forced to raise capital to strengthen its balance sheet.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class D	–16.12%	18.70%	N/A	10.92%
MSCI EAFE Index	–10.61%	16.67%	5.83%	7.62%
Lipper International Multi-Cap Core Fund Average	–9.14%	16.13%	6.49%	7.86%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.49%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United Kingdom	26.8%
Japan	16.5%
Germany	9.5%
Hong Kong	7.1%
France	7.0%
Australia	6.3%
Spain	5.4%
Norway	4.1%
Other	15.8%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$887.20	$1,017.50
Expenses Paid During Period	$6.94	$7.42

Expenses are equal to the ratio (1.48% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in Japan, Singapore and the telecommunication services sectors negatively impacted the Fund’s performance versus the MSCI Pacific Index. The biggest detractor in the portfolio was Ibiden, a Japanese provider of electronic and ceramic products that faced slowing demand for its filters used in diesel automobiles. KDDI, a Japanese telecommunication services provider, was also weak in an intensely competitive environment for pursuing mobile phone subscribers.

•

An underweighting in Australia, the second-best performing country in the index, was another major area of relative weakness. Australia is a leading producer of mined commodities such as coal and gold, and high commodity prices lent support to the country’s equity market.

•

On the plus side, stock selection in Australia and the materials sector had a significant, positive effect on results versus the index. One of the Fund’s best-performing holdings was Incitec Pivot, an Australian fertilizer manufacturer that had exceptional pricing power, as global grain use continued to exceed production.

•

Sun Hung Kai Properties, a Hong Kong real estate company, was another top contributor in the Fund. The company benefited from expectations that residential real estate prices would rise in Hong Kong due to a housing shortage and a cyclical upturn in demand.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class D	–9.50%	23.62%	17.35%	13.64%
MSCI Pacific Index	–9.00%	15.74%	6.64%	5.69%
Lipper Pacific Region Fund Average	–9.85%	18.84%	10.28%	8.29%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.76%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	61.4%
Australia	16.4%
Hong Kong	9.8%
India	3.0%
Singapore	2.3%
Taiwan	2.2%
United Kingdom	1.6%
China	1.4%
Other	0.8%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$885.30	$1,016.01
Expenses Paid During Period	$8.34	$8.92

Expenses are equal to the ratio (1.78% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks declined, on average, in the 12 month period ended June 30, 2008. Concerns over record oil prices, carryover from the U.S. credit crisis, slowing global growth and rising inflation contributed to a cautious mood. The consumer discretionary and financials sectors suffered the brunt of the selloff. Energy issues advanced steadily, benefiting from soaring oil prices. With few exceptions, market averages for industrial economies fell. Emerging markets stocks delivered positive returns, on average.

•

An overweighted position and stock selections among energy companies contributed most significantly to the Fund’s performance relative to the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of South Africa’s Sasol rose on forecasted annual earnings growth of between 40% and 50%. Sasol, the leading global supplier of synthetic fuels, licenses technology to convert coal into liquid fuels.

•

Among materials companies, shares of Fording Canadian Coal advanced as the commodity’s price rose on surging global demand. The company forecast coal prices to double in the coming year. Rising crop prices and unprecedented demand for crop inputs sent Agrium’s shares higher. The Canadian agricultural chemicals distributor said fertilizer prices are rising faster than any other raw material used by farmers.

•	Underweighted positions in the financials sector benefited returns as the Fund avoided fallout from mounting losses at large banks and insurers.

•

In telecommunications, shares of SK Telecom fell as the company battled to protect market share. SK earnings deteriorated as South Korea’s largest mobile phone operator offered subsidies on new handsets to stave off rivals.

•

Among utilities, shares of Korea Electric Power fell on fears the company could post its first annual operating loss. Earnings were impacted by record energy prices and the company’s inability to raise rates.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class D	0.32%	26.62%	—	27.43%
MSCI All Country World Ex US Index	–6.64%	18.94%		20.38%
Lipper International Multi-Cap Value Fund Average	–14.36%	15.84%	6.69%	17.38%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.46%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Canada	15.5%
United Kingdom	13.1%
Brazil	7.9%
Korea (Republic of )	7.3%
Germany	5.2%
Mexico	4.5%
Netherlands	4.4%
Taiwan	4.4%
Other	30.9%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$887.20	$1,017.50
Expenses Paid During Period	$6.94	$7.42

Expenses are equal to the ratio (1.44% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	During the 12-month reporting period, FDA regulatory activity as well as M&A significantly impacted performance in the biotechnology sector.

•

The largest positive contributors to the Fund’s performance were Millennium Pharmaceuticals, Celgene and Amgen, while Keryx, PDL BioPharma and Genentech were the largest detractors to relative performance.

•

Millennium outperformed as a result of its acquisition by Takeda. Celgene added to performance as investors regained confidence in the growth potential of Revlimid in frontline multiple myeloma. The Fund’s underweighting in Amgen aided performance as Amgen declined on renewed concerns regarding the anemia franchise growth potential.

•

The Fund’s overweighted position in Keryx negatively impacted performance following the failure of its lead compound, Solunex, for diabetic nephropathy. PDL Biopharma underperformed as the company decided not to sell itself and instead return cash from asset sales to shareholders and split the business into a development component and a royalty component. Genentech underperformed following the failure of Rituxan in several new indications and as investor concerns regarding Avastin growth mounted earlier in the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class D	–2.58%	2.66%	11.63%	11.08%
S&P 500 Index	–13.12%	7.58%	2.88%	4.35%
NASDAQ Biotechnology Index	–1.15%	3.37%	9.60%	9.60%
Lipper Health/Biotechnology Fund Average	–5.81%	6.51%	6.90%	7.43%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.56%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Healthcare	91.8%
Biotechnology	6.7%
Energy	0.5%
Cash & Equivalents — net (including options written & securities sold short)	1.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$942.40	$1,017.55
Expenses Paid During Period	$7.10	$7.37

Expenses are equal to the ratio (1.47% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of natural resources.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweighted positions in Oil Services stocks, to include National Oilwell Varco and Weatherford, as well as overweight positions in Exploration and Production, to include Southwestern Energy and Arena Resources.

•

While the Fund delivered positive absolute returns, an overweighted position in some of the Independent Refining companies such as Valero and Sunoco, were detractors from overall performance relative to its benchmark.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class D	36.07%	—	—	35.16%
MSCI World Index	–10.68%	11.99%	4.19%	9.17%
World Energy & Materials Composite	18.66%	27.42%		26.37%
Lipper Global Natural Resources Fund Average	30.97%	33.86%	20.36%	34.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	63.2%
Canada	7.4%
United Kingdom	3.5%
Brazil	3.5%
Cayman Islands	3.4%
Norway	3.4%
Australia	2.3%
Denmark	2.2%
Other	6.1%
Cash & Equivalents — net	5.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$1,117.00	$1,017.55
Expenses Paid During Period	$7.74	$7.37

Expenses are equal to the ratio (1.475% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small-cap stocks declined as a group over the year with all regions posting negative returns. Losses were similar among regions with North American companies posting the smallest losses and European stocks the largest declines.

•

The Fund’s performance relative to the index was driven by stock selection, particularly within industrials, technology and consume sectors. However, strong stock selection in the energy sector, and a large underweighting in the financials sector, helped offset some of the underperformance.

•

The Fund’s relative overweight exposure to consumer discretionary stocks, the second worst performing sector in the index, hurt relative returns. A previous top contributor, footwear designer Crocs Inc. was a top detractor in this sector and gave back much of its earlier gains when investors became concerned over increasing inventories. We have completely exited the stock due to violations of our investment thesis. Healthcare provider Southern Cross and technology holding DealerTrack were also notable detractors.

•

In contrast, energy was the top performing sector over the year and shares of British pipeline company Wellstream Holdings PLC benefitted as rising fuel prices contributed to increased spending on oil services. In addition, Dana Petroleum and Arena Resources had favorable returns.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class D	–20.20%	15.44%	9.54%	12.61%
MSCI World Small-Cap Index	–16.96%	14.96%	8.63%	7.71%
Lipper Global Small-/Mid-Cap Fund Average	–14.17%	14.80%	8.09%	8.41%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.76%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	37.0%
Japan	12.7%
United Kingdom	8.6%
Switzerland	8.5%
Brazil	3.5%
Russia	3.1%
Germany	2.8%
Netherlands	2.6%
Other	19.1%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$843.10	$1,016.06
Expenses Paid During Period	$8.11	$8.87

Expenses are equal to the ratio (1.77% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•

Most of the Fund’s relative performance for the period stemmed from a significant overweight position in biotechnology stocks, and an underweighting in big-cap pharmaceutical companies. The biotech sector overall gained 6.25%, while pharmaceuticals dropped 14.9% over the past year.

•

The Fund’s decision to not own Pfizer was the single biggest contributor to performance, as the stock dropped 28% during the year over disappointing earnings and a deteriorating outlook. Another contributor was the underweighting in Bristol-Myers Squibb, which fell 32% amidst rising competitive concerns and the increased likelihood of the company not being acquired.

•

In biotechnology, the Fund’s overweighting in United Therapeutics was the most significant source of upside. A new formulation of the company’s lead drug Remodulin demonstrated favorable Phase 3 clinical trial results, propelling the stock up 53% for the year. The Fund’s position in Theravance, however, offset some of those gains. The stock fell 63% under the combined weight of negative pipeline news, and the decision by its partner GlaxoSmithKline to not acquire the company.

•

In healthcare services, the Fund’s underweighting in HMO’s was a major source of outperformance. The underweighting in United Health, a bell-weather HMO, was the second biggest positive contributor for the Fund’s performance overall. The company’s earnings and outlook came under pressure due to rising costs and slowing enrollment, causing the stock to fall 49%. In contrast, the Fund’s overweighting in Community Health, a hospital management company, was the second biggest detractor from performance overall. The stock fell 18% over rising concerns about interest costs.

•

The Fund’s positioning in healthcare equipment and supplies had an overall neutral impact, with a beneficial overweighting, however weak stock picking. The Fund’s underweight in JNJ was the major source of underperformance for the Fund. Despite weakening top line results, the stock managed to rise 7% by delivering solid earnings in the context of poor general market conditions. In medical devices, the Fund’s small position in Northstar Neurosciences also detracted from performance. The stock fell 86% upon news that its sole pipeline product did not show a statistically significant benefit in the treatment of stroke.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class D	–7.05%	3.50%	9.01%	11.20%
S&P 500 Index	–13.12%	7.58%	2.88%	6.60%
S&P 500 Healthcare Index	–11.72%	2.41%	2.29%	7.39%
Lipper Health/Biotechnology Fund Average	–5.81%	6.51%	6.90%	8.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.52%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Healthcare	89.5%
Technology	6.4%
Insurance	0.9%
Cash & Equivalents — net (including options written & securities sold short)	3.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$897.40	$1,017.30
Expenses Paid During Period	$7.17	$7.62

Expenses are equal to the ratio (1.52% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s performance was vastly attributable to stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

The top active contributor to return was Nintendo (up 58%) which is still benefiting from strong sales of the Wii console. The other top active contributors during the past year were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, Materials sector holdings Xstrata (up 35%) and Lonza Group (up 53%), and Energy holding CNOOC (up 56%).

•

On the negative side, relatively weak stock selection in the financials sector held performance back. Some of the biggest detractors to performance were UK’s Barclays (down 54%), German Commerzbank (down 35%), Indian ICICI Bank (down 38%), and Japanese holdings Sumitomo Mitsui Financial (down 18%) and Mizuho Financial Group (down 31%).

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class D	–7.40%	14.97%	2.58%	6.81%
MSCI EAFE Index	–10.61%	16.67%	5.83%	6.74%
MSCI EAFE Growth Index	–4.44%	16.26%	4.11%	5.10%
Lipper International Large-Cap Growth Fund Average	–7.33%	14.69%	3.98%	6.83%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	19.1%
United Kingdom	18.8%
Switzerland	12.9%
France	9.6%
Germany	8.2%
Netherlands	4.8%
Spain	2.5%
Finland	2.4%
Other	20.0%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$893.00	$1,018.05
Expenses Paid During Period	$6.45	$6.87

Expenses are equal to the ratio (1.37% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was helped by its focus on consumer technology products that did well in a difficult economic environment. These included videogames, with holdings such as Nintendo, Activision, and Tencent Holdings, as well as smart phones, with such holdings as Research in Motion and Qualcomm.

•

Some of the Fund’s holdings such as Ctrip.com and Baidu also did well, and our best stock, on an absolute basis, during this period was First Solar, an alternative energy leader. Solar power continues to ride a strong learning curve as new technologies are brought into production and the volume of silicon is increased dramatically. Smart grids with intelligent meters and much more efficient computers and lighting are helping reduce power demand. Many of these solutions involve technology companies that we own, and we feel good about their ability to grow at high rates even if the overall economic growth is low.

•

Several areas of technology were impacted by slowing orders, and we had declining stocks in communications such as Cisco Systems, Riverbed Technology, Foundry Networks, and NIl Holdings. We reduced the Fund’s exposure to this area during the year, but still own several of these stocks for their secular growth.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class D	–3.59%	12.26%	9.88%	14.39%
NASDAQ Composite Index	–11.92%	7.16%	1.93%	6.43%
S&P North American Technology Sector Index	–6.95%	8.27%	1.89%	7.84%
Lipper Global Science/Technology Fund Average	–10.56%	8.43%	2.37%	7.55%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.66%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	55.3%
Energy	5.9%
Chemicals	2.5%
Capital Goods	2.5%
Consumer Discretionary	2.3%
Telecommunications	1.9%
Electronics	1.0%
Consumer Services	0.8%
Other	1.1%
Cash & Equivalents — net (including options written & securities sold short)	26.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$832.40	$1,016.61
Expenses Paid During Period	$7.56	$8.32

Expenses are equal to the ratio (1.66% for Class D), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—86.3%
Argentina—0.5%
Petrobras Energia Participaciones S.A., Class B ADR	92,000	$1,104

Bermuda—0.2%
TPV Technology Ltd.	712,600	372

Brazil—12.1%
Banco Bradesco S.A. ADR	78,750	1,611
Banco Itau Holding Financeira S.A. ADR	68,500	1,391
Brasil Telecom Part S.A. ADR	25,000	1,834
Centrais Eletricas Brasileiras S.A.	100,000	1,846
Cia de Saneamento de Minas Gerais	38,500	713
Companhia Vale do Rio Doce ADR	108,600	3,241
Petroleo Brasileiro S.A. ADR	107,000	7,579
Petroleo Brasileiro S.A., Class A ADR	92,200	5,343
Tele Norte Leste Participacoes S.A. ADR	61,900	1,542
Unibanco-Uniao de Bancos
Brasileiros S.A., UNIT	146,700	1,871

		26,971

China—5.6%
Bank of Communications Co., Ltd.	1,970,000	2,315
China Citic Bank	2,778,000	1,556
China Coal Energy Co.	219,000	384
China Construction Bank Corp.	3,007,200	2,426
China COSCO Holdings Co., Ltd., Class H	504,500	1,235
China Petroleum & Chemical Corp., Class H	2,018,000	1,886
China Telecom Corp. Ltd.	1,324,000	720
Industrial & Commercial Bank of China	2,317,000	1,584
Shandong Chenming Paper Holdings Ltd. (c)(d)	569,400	472

		12,578

Colombia—0.2%
BanColombia S.A.	69,585	517

Czech Republic—0.3%
Unipetrol	37,500	618

Egypt—0.9%
Egyptian Financial Group-Hermes Holding	68,116	613
Orascom Construction Industries	14,952	1,028
Telecom Egypt	125,899	387

		2,028

Hong Kong—5.8%
Chaoda Modern Agriculture	886,000	1,121
China Agri-Industries Holdings Ltd. (c)	1,392,000	1,018
China Mobile Ltd.	406,500	5,456
China Unicom Ltd.	624,000	1,158
CNOOC Ltd.	1,422,000	2,469
CNPC Hong Kong Ltd.	2,420,000	1,144
Shougang Concord International
Enterprises Co., Ltd.	1,744,000	570

		12,936

India—0.8%
Reliance Industries Ltd. GDR (a)	17,986	1,766

	Shares	Value (000s)

Indonesia—2.2%
PT Astra International Tbk	908,200	$1,901
PT Bumi Resources Tbk	2,559,000	2,284
PT Timah Tbk (c)	184,000	748

		4,933

Israel—2.8%
Bezeq Israeli Telecommunication Corp. Ltd.	568,292	1,121
Delek Group Ltd.	5,267	802
Israel Corp. Ltd. (c)	2,091	3,243
Israel Discount Bank Ltd., Class A (c)	184,700	409
Teva Pharmaceutical Industries Ltd. ADR	15,100	692

		6,267

Malaysia—1.8%
Burniputra Commerce Holdings Bhd	158,400	389
Kulim Malaysia Bhd	194,200	576
Lion Industries Corp. Bhd	801,400	643
Ppb Group Berhad	755,100	2,497

		4,105

Mexico—2.5%
Alfa S.A. de C.V., Class A	192,100	1,374
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	109,200	497
Grupo Carso S.A.B. de C.V., Ser. A1	132,400	617
Grupo Mexico S.A. de C.V., Ser. B	1,387,800	3,149

		5,637

Peru—0.6%
Credicorp Ltd.	15,800	1,298

Poland—1.6%
Polski Koncern Naftowy Orlen (c)	115,114	1,840
Telekomunikacja Polska S.A.	173,780	1,682

		3,522

Russia—8.5%
Evraz Group S.A. GDR	31,006	3,601
LUKOIL ADR	20,000	1,972
Mechel ADR	73,600	3,646
MMC Norilsk Nickel ADR	77,264	1,955
Mobile Telesystems ADR	19,300	1,479
Novolipetsk Steel OJSC GDR	25,850	1,473
OAO Gazprom ADR	32,274	1,864
Uralkali GDR	10,250	740
Vimpelcom ADR	72,000	2,137

		18,867

South Africa—8.8%
African Rainbow Minerals Ltd.	43,341	1,545
ArcelorMittal	187,829	5,328
Aveng Ltd.	237,317	1,752
Barloworld Ltd.	33,142	338
Impala Platinum Holdings Ltd.	20,669	812
Remgro Ltd.	120,342	2,880
Sanlam Ltd.	723,994	1,531
Sasol Ltd.	90,404	5,322

		19,508

	Shares	Value (000s)

South Korea—15.7%
Dongkuk Steel Mill Co., Ltd.	26,330	$1,132
Hyundai Motor Co.	69,038	4,679
Korea Gas Corp.	6,885	501
Korea Line Corp.	6,668	1,120
LG Chem Ltd.	17,070	1,630
LG Corp.	70,840	4,590
LG Electronics, Inc.	48,850	5,524
LG Display Co., Ltd.	88,090	3,293
LG Telecom Ltd.	69,440	526
Namhae Chemical	75,490	2,023
POSCO	1,916	998
Samsung Electronics Co., Ltd.	11,095	6,628
Shinhan Financial Group Co., Ltd.	20,297	914
SK Holdings Co., Ltd.	8,847	1,090
STX Pan Ocean Co., Ltd.	224,200	444

		35,092

Taiwan—9.6%
AU Optronics Corp.	3,313,227	5,240
Chi Mei Optoelectronics Corp. (c)	3,158,000	3,638
China Development Financial	1,969,000	794
Compal Electronics	2,188,000	2,361
Far Eastern Department Stores Co., Ltd.	434,000	461
Gigabyte Technology Co., Ltd.	1,062,000	804
HannStar Display Corp. (c)	2,948,824	1,073
Hua Nan Financial Holdings Co., Ltd.	1,736,000	1,585
KGI Securities Co., Ltd.	5,275,000	3,832
Polaris Securities Co., Ltd. (c)	830,000	497
U-Ming Marine Transport Corp.	266,000	700
USI Corp.	762,000	403

		21,388

Thailand—2.5%
Bangkok Bank PLC	328,900	1,172
PTT Aromatics & Refining PLC (d)	348,200	3,145
Thoresen Thai Agencies PLC	980,400	1,202

		5,519

Turkey—2.4%
Aygaz AS	150,773	352
Bagfas Bandirma Gubre Fabrik	4,590	586
Eczacibasi Ilac Sanayi	128,830	405
Gubre Fabrikalari T.A.S.	22,118	895
Tupras Turkiye Petrol Rafine	96,509	2,228
Turk Hava Yollari (c)	192,488	788

		5,254

United States—0.9%
Global Investment House GDR (a)(c)	106,800	2,002

Total Common Stock (cost—$190,581)		192,282

PREFERRED STOCK—7.4%
Brazil—7.4%
Brasil Telecom S.A.	128,800	1,388
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	146,280	3,414
Fertilizantes Fosfatados S.A.	9,900	752
Investimentos Itau S.A.	375,900	2,385
Metalurgica Gerdau S.A.	108,600	3,523
Telemar Norte Leste S.A.	4,200	231
Usinas Siderurgicas de Minas Gerais S.A.	94,975	4,680

Total Preferred Stock (cost—$11,841)		16,373

06.30.08	Allianz Funds Annual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Units	Value (000s)

WARRANTS (c)—4.7%
Bahamas—0.4%
Mercator Lines Ltd., Expires 10/22/10	496,730	$938

India—2.3%
Bank of India, Expires 5/2/11 (a)	96,774	488
DLF Ltd., Expires 6/22/10	70,857	653
Hindalco Industial Ltd., Expires 11/12/10	155,387	514
Indiabulls Financial Services Ltd., Expires 9/24/09	35,971	214
Industrial Development Bank of India, Expires 2/15/11	425,323	636
Kotak Mahindra Bank Ltd., Expires 4/20/12 (a)	56,949	611
Reliance Capital Ltd., Expires 2/15/10	97,104	2,038

		5,154

Netherland Antilles—0.5%
Axis Bank Ltd., Expires 4/21/10	20,891	294
Sesa GOA Ltd., Expires 1/21/10	9,326	734

		1,028

United Kingdom—1.5%
Aldar Properties PJSC, Expires 1/12/10	708,425	2,421
Tamweel PJSC, Expires 4/26/11	403,675	923

		3,344

Total Warrants (cost—$16,281)		10,464

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $3,361; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $3,430 including accrued interest (cost—$3,361)	$3,361	3,361

Total Investments (cost—$222,064) (b)—99.9%		222,480

Other assets less liabilities—0.1%		192

Net Assets—100.0%		$222,672

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $127,178, representing 57.11% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.1%
Australia—1.8%
BHP Billiton Ltd.	23,926	$1,019

Bermuda—0.5%
Peace Mark Holdings Ltd.	382,000	266

Brazil—1.3%
Banco do Brasil S.A.	43,400	708

China—1.6%
AAC Acoustic Technology Holdings, Inc. (c)	80,000	67
China Mobile Ltd.	60,500	812

		879

Finland—1.2%
Outotec Oyj	10,169	644

France—5.4%
Ingenico	16,436	574
Total S.A.	11,582	986
Vallourec S.A.	1,758	615
Veolia Environnement	14,736	822

		2,997

Germany—5.1%
Henkel KGaA	15,713	589
Linde AG	6,771	951
Siemens AG	5,162	572
Tognum AG	26,186	705

		2,817

Greece—1.2%
Alpha Bank AE	22,870	693

Hong Kong—3.4%
China Green Holdings Ltd.	276,000	329
Jardine Matheson Holdings Ltd.	34,400	1,069
Melco International Development	488,000	471

		1,869

Ireland—2.5%
IAWS Group PLC	30,730	767
Icon PLC ADR (c)	8,000	604

		1,371

Israel—2.3%
Israel Chemicals Ltd.	54,257	1,264

Japan—8.7%
Asics Corp.	80,000	874
Chugai Pharmaceutical Co., Ltd.	46,100	737
Joint Corp.	17,200	86
Konica Minolta Holdings, Inc.	43,500	737
Marubeni Corp.	110,000	918
Mizuho Financial Group, Inc.	217	1,010
Nitori Co., Ltd.	9,850	506

		4,868

Spain—4.9%
Banco Santander Central Hispano S.A.	47,049	858
Tecnicas Reunidas S.A.	11,453	957
Telefonica S.A.	34,264	907

		2,722

Switzerland—3.2%
Nestle S.A.	24,850	1,123
Roche Holdings AG	3,826	688

		1,811

	Shares	Value (000s)

United Kingdom—7.0%
ARM Holdings PLC	182,294	$308
IG Group Holdings PLC	117,432	769
International Power PLC	110,221	944
Standard Chartered PLC	33,986	962
Wellstream Holdings PLC (c)	36,123	934

		3,917

United States—46.0%
Affiliated Managers Group, Inc. (c)	7,400	666
AFLAC, Inc.	12,500	785
Ansys, Inc. (c)	19,600	924
Apple, Inc. (c)	6,200	1,038
Bank of New York Mellon Corp.	18,200	689
Best Buy Co., Inc.	19,200	760
Coca-Cola Co.	15,500	806
Corning, Inc.	43,900	1,012
Crown Holdings, Inc. (c)	20,800	541
Devon Energy Corp.	9,100	1,094
Energizer Holdings, Inc. (c)	9,400	687
General Dynamics Corp.	11,600	977
Genzyme Corp. (c)	10,600	763
Global Investment House GDR (a)(c)	33,900	636
Goldman Sachs Group, Inc.	4,850	848
Guess?, Inc.	22,700	850
Helmerich & Payne, Inc.	17,900	1,289
Hess Corp.	6,600	833
Hill-Rom Holdings, Inc.	25,600	691
HJ Heinz Co.	19,500	933
Marathon Oil Corp.	18,800	975
Oracle Corp. (c)	55,200	1,159
Praxair, Inc.	12,400	1,169
Procter & Gamble Co.	15,000	912
Prudential Financial, Inc.	10,300	615
Schering-Plough Corp.	44,000	866
Spansion, Inc., Class A (c)	38,300	86
Target Corp.	18,500	860
Thermo Fisher Scientific, Inc. (c)	15,600	869
XTO Energy, Inc.	18,225	1,249

		25,582

Total Common Stock (cost—$49,923)		53,427

PREFERRED STOCK—1.2%
Brazil—1.2%
All America Latina Logistica S.A., UNIT (cost—$757)	52,700	678

WARRANTS—1.1%
	Units
Taiwan—1.1%
Hon Hai Precision Industry Co., Ltd., Expires 11/5/10 (c) (cost—$719)	127,952	628

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,686; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $2,740 including accrued interest (cost—$2,686)	$2,686	$2,686

Total Investments (cost—$54,085) (b)—103.2%		57,419

Liabilities in excess of other assets—(3.2%)		(1,782)

Net Assets—100.0%		$55,637

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregated value of $24,146, representing 43.40% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—6.3%
BHP Billiton Ltd.	118,828	$5,057
CSL Ltd.	260,143	8,905
Downer EDI Ltd.	382,558	2,513
Incitec Pivot Ltd.	22,763	4,031
Rio Tinto Ltd. (d)	21,209	2,744
Woolworths Ltd.	75,155	1,761

		25,011

Austria—1.6%
OMV AG	65,608	5,126
Voestalpine AG	16,244	1,329

		6,455

Belgium—1.2%
Euronav NV	57,837	2,799
Tessenderlo Chemie NV	39,069	2,073

		4,872

Denmark—1.7%
FLSmidth & Co. A/S	50,750	5,545
Vestas Wind Systems A/S (b)	10,500	1,367

		6,912

Finland—1.0%
Nokia Oyj	102,301	2,500
Nokian Renkaat Oyj	26,500	1,257

		3,757

France—7.0%
Alstom S.A.	21,061	4,829
BNP Paribas	103,137	9,284
France Telecom S.A.	256,272	7,516
Total S.A.	72,056	6,133

		27,762

Germany—9.5%
BASF	88,748	6,117
BAYER AG	34,587	2,910
DaimlerChrysler AG	46,625	2,892
Deutsche Boerse AG	37,042	4,187
E.ON AG	25,444	5,128
K & S AG	16,889	9,724
Volkswagen AG	23,521	6,794

		37,752

Greece—0.7%
National Bank of Greece S.A.	63,371	2,852

Hong Kong—7.1%
Cheung Kong Ltd.	846,000	3,585
First Pacific Co.	1,462,000	922
Hang Lung Group Ltd.	444,000	1,980
Hutchison Telecommunications International Ltd. (b)	2,973,000	4,210
Hutchison Whampoa Ltd.	415,000	4,185
Kerry Properties Ltd.	151,500	797
New World Development Ltd.	1,278,000	2,610
Pacific Basin Shipping Ltd.	655,000	937
Shangri-La Asia Ltd.	550,000	1,289
Swire Pacific Ltd.	740,000	7,575

		28,090

Ireland—1.1%
Allied Irish Banks PLC	174,289	2,684
Paddy Power PLC	57,751	1,821

		4,505

Italy—3.2%
Enel SpA	587,480	5,573
Eni SpA	144,748	5,378

	Shares	Value (000s)

Gruppo Editoriale L’Espresso SpA	305,543	$745
Prysmian SpA	44,539	1,124

		12,820

Japan—16.5%
Coca-Cola West Holdings Co., Ltd. (d)	43,500	1,015
Daiei, Inc. (b)	169,700	1,059
Dena Co., Ltd.	1,000	5,890
East Japan Railway Co.	190	1,548
Fast Retailing Co., Ltd.	16,700	1,584
Heiwa Corp.	96,500	1,023
Hitachi Capital Corp.	186,300	3,001
Hokuhoku Financial Group, Inc. (d)	881,000	2,556
Izumi Co., Ltd. (d)	119,500	1,844
Kawasaki Kisen Kaisha Ltd.	265,000	2,490
Kinden Corp.	322,000	3,251
Kirin Brewery Co., Ltd.	185,000	2,893
Matsushita Electric Industrial Co., Ltd.	90,000	1,925
Mitsui OSK Lines Ltd.	332,000	4,735
Nikon Corp. (d)	51,000	1,493
Nintendo Co., Ltd.	2,700	1,531
Nippon Telegraph & Telephone Corp.	1,041	5,137
Nippon Yusen KK (d)	876,000	8,437
Rakuten, Inc.	1,937	978
Resona Holdings, Inc. (d)	1,981	3,043
Sankyo Co., Ltd.	116,200	7,571
SFCG Co., Ltd. (d)	18,680	2,229

		65,233

Luxembourg—2.0%
ArcelorMittal	43,498	4,275
Oriflame Cosmetics S.A.	55,550	3,550

		7,825

Norway—4.1%
DnB NOR ASA	534,000	6,784
Yara International ASA	106,000	9,361

		16,145

Singapore—0.4%
Singapore Petroleum Co., Ltd.	342,000	1,658

Spain—5.4%
ACS Actividades Construcciones y Servicios S.A.	19,197	961
Banco Santander Central Hispano S.A.	563,279	10,276
Telefonica S.A.	379,791	10,051

		21,288

Sweden—0.7%
Nordea Bank AB	206,600	2,831

Switzerland—2.2%
Zurich Financial Services AG	33,358	8,501

United Kingdom—26.8%
Aggreko PLC	146,826	2,137
Anglo American PLC	69,368	4,872
AstraZeneca PLC	197,418	8,394
BG Group PLC	155,659	4,045
BHP Billiton PLC	94,560	3,626
BP PLC	126,522	1,467
British American Tobacco PLC	129,004	4,450
Charter PLC	76,660	1,320
Cookson Group PLC	428,600	5,332
De La Rue PLC	164,219	2,907
Diageo PLC	290,433	5,321
Eurasian Natural Resources Corp. (b)	38,956	1,026
Game Group PLC	179,732	1,037

	Shares	Value (000s)

GlaxoSmithKline PLC	57,139	$1,263
ICAP PLC	114,246	1,224
Imperial Tobacco Group PLC	60,384	2,243
Prudential PLC	259,146	2,733
Rio Tinto PLC	47,749	5,750
Royal Dutch Shell PLC,
Class A	175,052	7,176
Class B	229,449	9,188
Stagecoach Group PLC	750,685	4,164
Standard Chartered PLC	82,665	2,341
Standard Life PLC	490,762	2,040
Unilever PLC	234,390	6,660
Vodafone Group PLC	3,898,581	11,487
Xstrata PLC	48,950	3,899

		106,102

Total Common Stock (cost—$393,796)		390,371

SHORT-TERM INVESTMENTS—9.2%
Collateral Invested for Securities on Loan (c)—7.8%
Allianz Dresdner Daily Asset Fund (e)	11,001,271	11,001

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	10,095	10,095

		31,096

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $5,349; collateralized by Freddie Mac Discount Note, 1.61%, due 7/28/08, valued at $5,458 including accrued interest (cost—$5,349)	5,349	5,349

Total Short-Term Investments (cost—$36,445)		36,445

Total Investments (cost—$430,241) (a)—107.7%		426,816

Liabilities in excess of other assets—(7.7%)		(30,660)

Net Assets—100.0%		$396,156

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $390,371, representing 98.54% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $15,073; cash collateral of $15,846 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

20	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.9%
Australia—16.4%
AMP Bank Ltd.	529,815	$3,392
Australia & New Zealand Banking Group Ltd.	137,611	2,473
BHP Billiton Ltd.	302,859	12,890
Commonwealth Bank of Australia	68,612	2,646
CSL Ltd.	253,335	8,672
Foster’s Group Ltd.	433,558	2,108
Incitec Pivot Ltd. (d)	46,086	8,160
National Australia Bank Ltd. (d)	198,818	5,048
Rio Tinto Ltd. (d)	61,388	7,943
Westpac Capital Corp.	253,272	4,865

		58,197

China—1.4%
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,008
Angang Steel Co., Ltd.	810,080	1,631
China Communications Construction Co., Ltd.	706,000	1,210
China Shenhua Energy Co.,
Ltd., Class H	320,900	1,263

		5,112

Hong Kong—9.8%
CLP Holdings Ltd.	1,003,500	8,606
Hong Kong & China Gas Co.	2,544,300	6,054
Hong Kong Electric Holdings	847,000	5,068
Hongkong Land Holdings Ltd.	676,000	2,875
Kerry Properties Ltd.	367,629	1,933
Melco International Development	3,363,000	3,249
Shangri-La Asia Ltd.	1,745,722	4,090
Swire Pacific Ltd.	277,500	2,841

		34,716

India—3.0%
Reliance Communications Ltd.	416,169	4,273
Sterlite Industries India Ltd. (b)	391,762	6,345

		10,618

Japan—61.4%
Astellas Pharma, Inc.	133,000	5,656
Canon, Inc.	42,100	2,167
Chugai Pharmaceutical Co., Ltd. (d)	537,700	8,598
Daiichi Sankyo Co., Ltd.	150,500	4,146
Daiseki Co., Ltd.	42,600	1,356
Denso Corp.	84,000	2,893
East Japan Railway Co.	753	6,133
Hitachi Construction Machinery Co., Ltd.	125,900	3,530
Ibiden Co., Ltd.	116,300	4,235
Japan Steel Works Ltd. (d)	442,000	8,597
Japan Tobacco, Inc.	2,542	10,841
Kawasaki Heavy Industries Ltd.	1,059,000	2,829
KDDI Corp.	963	5,959
Kirin Brewery Co., Ltd.	281,000	4,394
Marubeni Corp.	879,000	7,332
Mitsubishi Corp.	260,000	8,567
Mitsubishi Electric Corp.	398,000	4,305
Mitsubishi UFJ Financial Group, Inc.	974,500	8,612
Mitsui & Co., Ltd.	316,000	6,975
Mitsui Fudosan Co., Ltd.	97,000	2,076
Mitsui Sumitomo Insurance Group Holdings, Inc. (b)	46,700	1,614
Mizuho Financial Group, Inc.	1,517	7,058
Nikon Corp. (d)	79,000	2,313
Nintendo Co., Ltd.	27,200	15,424

	Shares	Value (000s)

Nippon Telegraph & Telephone Corp.	1,035	$5,107
Nitori Co., Ltd.	119,950	6,162
Nomura Holdings, Inc.	258,900	3,834
Nomura Research Institute Ltd.	116,600	2,734
Secom Co., Ltd.	121,400	5,913
Seven & I Holdings Co., Ltd.	67,200	1,924
Shinko Securities Co., Ltd.	585,000	1,725
Softbank Corp. (d)	97,500	1,644
Sumitomo Corp.	284,500	3,738
Sumitomo Metal Industries Ltd.	557,000	2,452
Sumitomo Mitsui Financial
Group, Inc. (d)	1,158	8,708
Suzuki Motor Corp. (d)	150,900	3,574
Tokai Tokyo Securities Co., Ltd.	481,000	1,747
Toshiba Corp.	273,000	2,014
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,344
Toyo Tanso Co., Ltd. (d)	48,100	3,091
Toyota Boshoku Corp.	88,400	2,370
Toyota Motor Corp.	221,400	10,451
Unicharm Corp.	53,200	3,784
Unicharm Petcare Corp. (d)	36,400	1,088
West Japan Railway Co.	1,301	6,386

		218,400

New Zealand—0.8%
Nufarm Ltd.	190,754	2,910

Singapore—2.3%
Ausgroup Ltd.	2,016,000	1,047
DBS Group Holdings Ltd.	343,000	4,772
UOL Group Ltd.	1,009,000	2,518

		8,337

Taiwan—2.2%
Ardentec Corp.	3,569,259	2,315
Siliconware Precision Industries Co., Ltd.	1,406,000	2,069
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	235,300	2,567
Vanguard International Semiconductor Corp.	1,375,000	1,007

		7,958

United Kingdom—1.6%
HSBC Holdings PLC	373,600	5,759

Total Common Stock (cost—$343,692)		352,007

SHORT-TERM INVESTMENTS—16.0%
Collateral Invested for Securities on Loan (c)—15.2%
Allianz Dresdner Daily Asset Fund (e)	32,391,130	32,391

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$7,500	7,500
Calyon, 2.75% due 7/1/08	7,000	7,000
Deutsche Bank, 2.50% due 7/1/08	7,395	7,395

		54,286

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,745; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $2,801 including accrued interest (cost—$2,745)	$2,745	$2,745

Total Short-Term Investments (cost—$57,031)		57,031

Total Investments (cost—$400,723) (a)—114.9%		409,038

Liabilities in excess of other assets—(14.9%)		(53,226)

Net Assets—100.0%		$355,812

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $348,433, representing 97.93% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $51,647; cash collateral of $54,250 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	21

Schedule of Investments

NFJ International Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.2%
Belgium—1.7%
Etablissements Delhaize Feres ET CIE ADR	375,000	$25,223

Bermuda—2.6%
Ingersoll-Rand Co., Ltd.	300,000	11,229
RenaissanceRe Holdings Ltd.	600,000	26,802

		38,031

Brazil—7.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	800,000	40,928
Cia Paranaense de Energia ADR (c)	1,500,000	30,405
Petroleo Brasileiro S.A. ADR	250,000	17,707
Tele Norte Leste Participacoes S.A. ADR	1,089,400	27,137

		116,177

Canada—15.5%
Agrium, Inc.	160,000	17,207
Canadian Pacific Railway Ltd. (c)	450,000	29,763
Fording Canadian
Coal Trust, UNIT (c)	450,000	43,024
Magna International, Inc., Class A (c)	400,000	23,696
Methanex Corp. (c)	206,000	5,772
Petro-Canada (c)	800,000	44,600
Teck Cominco Ltd., Class B (c)	700,000	33,565
TransCanada Corp. (c)	800,000	31,016

		228,643

Cayman Islands—0.8%
Seagate Technology	650,000	12,435

Colombia—1.6%
BanColombia S.A. ADR	750,000	23,542

Finland—2.2%
Metso Oyj ADR	229,200	10,436
Nokia Corp. ADR	450,900	11,047
Stora Enso Oyj ADR	1,137,600	10,682

		32,165

France—2.6%
AXA S.A. ADR (c)	1,300,000	38,246

Germany—5.2%
BASF SE ADR (c)	75,000	10,339
Deutsche Bank AG (c)	450,000	38,408
Siemens AG ADR	250,000	27,532

		76,279

Greece—1.1%
DryShips, Inc. (c)	200,000	16,036

Ireland—2.7%
Allied Irish Banks PLC ADR (c)	1,300,000	40,027

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR (c)	300,000	13,740

Japan—3.6%
Canon, Inc. ADR (c)	550,000	28,165
Nissan Motor Co., Ltd. ADR (c)	1,500,000	24,675

		52,840

Korea (Republic of)—7.3%
Korea Electric Power Corp. ADR (c)	2,614,900	37,994
KT Corp. ADR (c)	2,000,000	42,640
SK Telecom Co., Ltd. ADR	1,300,000	27,001

		107,635

	Shares	Value (000s)

Luxembourg—2.0%
Ternium S.A. ADR (c)	700,000	$29,400

Marshall Islands—0.9%
Teekay Shipping Corp. (c)	300,000	13,554

Mexico—4.5%
Cemex S.A. de C.V. ADR (a)(c)	1,250,000	30,875
Coca-Cola Femsa S.A. de C.V. ADR (c)	550,000	31,014
Telmex Internacional S.A.B. de C.V. ADR, Ser. L	286,500	4,613

		66,502

Netherlands—4.4%
Aegon NV	1,100,000	14,421
ING Groep NV ADR (c)	1,200,000	37,860
Royal Dutch Shell PLC ADR	153,800	12,567

		64,848

Norway—3.4%
Norsk Hydro ASA ADR	610,000	8,921
Statoilhydro ASA ADR (c)	1,100,000	41,118

		50,039

Peru—1.1%
Compania de Minas Buenaventura S.A. ADR	250,000	16,343

South Africa—2.8%
Sasol Ltd. ADR	700,000	41,258

Sweden—1.7%
Volvo AB ADR (c)	2,000,000	24,310

Taiwan—4.4%
AU Optronics Corp. ADR (c)	1,517,912	24,044
Siliconware Precision Industries Co. ADR (c)	5,500,000	40,205

		64,249

United Kingdom—12.3%
AstraZeneca PLC ADR	310,000	13,185
British American Tobacco PLC ADR (c)	350,000	24,238
Carnival PLC ADR (c)	400,000	12,772
Diageo PLC ADR	150,000	11,080
GlaxoSmithKline PLC ADR	700,000	30,954
HSBC Holdings PLC ADR (c)	510,000	39,117
Pearson PLC ADR	1,013,700	12,418
Unilever PLC ADR	900,000	25,569
United Utilities PLC ADR (c)	420,000	11,476

		180,809

Total Common Stock (cost—$1,436,848)		1,372,331

SHORT-TERM INVESTMENTS—31.2%
Collateral Invested for Securities on Loan (b)—26.3%
Allianz Dresdner Daily Asset Fund (d)	66,905,286	66,905

	Principal Amount (000s)
BNP Paribas, 3.00% due 7/1/08	$50,000	50,000
Calyon, 2.75% due 7/1/08	50,000	50,000
Danske Bank A/S, 3.15% due 7/1/08	50,000	50,000

	Principal Amount (000s)	Value (000s)

Deutsche Bank, 2.50% due 7/1/08	$20,234	$20,234
Dexia Bank S.A., 3.15% due 7/1/08	50,000	50,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	50,000	50,000

		387,139

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $71,662; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $73,094 including accrued interest (cost—$71,659)	71,659	71,659

Total Short-Term Investments (cost—$458,798)		458,798

Total Investments (cost—$1,895,646)—124.4%		1,831,129

Liabilities in excess of other assets—(24.4%)		(358,913)

Net Assets—100.0%		$1,472,216

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $376,170; cash collateral of $386,695 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

22	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Biotechnology Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.0%
Biotechnology—6.7%
Cardiome Pharma Corp. (c)(e)	45,415	$400
POZEN, Inc. (c)(e)	10,165	111
Shire Pharmaceuticals Group PLC ADR (e)	27,135	1,333
Teva Pharmaceutical Industries Ltd. ADR (b)(e)	82,405	3,774

		5,618

Energy—0.5%
Verenium Corp. (c)(e)	216,740	418

Healthcare—91.8%
Acorda Therapeutics, Inc. (c)(e)	27,600	906
Affymax, Inc. (e)	35,985	573
Affymetrix, Inc. (c)	22,385	230
Alexion Pharmaceuticals, Inc. (c)	17,460	1,266
Alnylam Pharmaceuticals, Inc. (c)(e)	20,265	542
Altus Pharmaceuticals, Inc. (c)(e)	33,980	151
Amgen, Inc. (b)(c)	145,270	6,851
Amylin Pharmaceuticals, Inc. (c)(e)	28,090	713
Arena Pharmaceuticals, Inc. (c)(e)	28,513	148
Ariad Pharmaceuticals, Inc. (c)(e)	49,780	119
Arrowhead Research Corp. (e)	95,730	238
Arqule, Inc. (c)(e)	35,495	115
Array Biopharma, Inc. (c)	27,385	129
Atherogenics, Inc. (c)(e)	27,040	16
Biogen Idec, Inc. (c)	33,625	1,879
BioMarin Pharmaceutical, Inc. (c)(e)	59,730	1,731
BioMimetic Therapeutics, Inc. (c)(e)	14,005	167
Celgene Corp. (b)(c)	177,575	11,342
Cephalon, Inc. (c)(e)	13,275	885
Combinatorx, Inc. (c)(e)	69,640	247
Cubist Pharmaceuticals, Inc. (c)(e)	28,145	503
Cypress Bioscience, Inc. (c)(e)	30,505	219
Cytokinetics, Inc. (c)	38,230	142
Enteromedics, Inc. (c)	70,739	318
Exelixis, Inc. (c)	85,725	429
Gen-Probe, Inc. (c)	12,980	616
Genzyme Corp. (c)	104,130	7,499
Geron Corp. (c)(e)	91,998	317
Gilead Sciences, Inc. (b)(c)	117,365	6,214
Helicos Biosciences Corp. (c)	22,815	107
Human Genome Sciences, Inc. (c)(e)	355,335	1,851
Idenix Pharmaceuticals, Inc. (c)(e)	31,465	229
Illumina, Inc. (c)(e)	37,370	3,255
ImClone Systems, Inc. (c)	172,925	6,997
Immunomedics, Inc. (c)(e)	180,670	385
InterMune, Inc. (c)(e)	35,560	467
Isis Pharmaceuticals, Inc. (c)(e)	38,617	526
Keryx Biopharmaceuticals, Inc. (c)	518,095	254
Medarex, Inc. (c)(e)	103,825	686
Medicines Co. (c)	12,335	244
Myriad Genetics, Inc. (c)(e)	22,460	1,022
Onyx Pharmaceuticals, Inc. (c)(e)	30,632	1,091
OSI Pharmaceuticals, Inc. (c)(e)	23,334	964
Panacos Pharmaceuticals, Inc. (c)	26,560	12
PDL BioPharma, Inc.	97,343	1,034
Perrigo Co.	32,995	1,048

	Shares	Value (000s)

Progenics Pharmaceuticals, Inc. (c)(e)	40,745	$647
Protalix Biotherapeutics, Inc. (c)(e)	100,440	272
Qiagen NV (c)(e)	66,405	1,337
Regeneron Pharmaceuticals, Inc. (c)	172,615	2,493
Rigel Pharmaceuticals, Inc. (c)(e)	24,215	549
Savient Pharmaceuticals, Inc. (c)(e)	32,750	829
Seattle Genetics, Inc. (c)(e)	40,935	346
Sepracor, Inc. (c)	9,440	188
StemCells, Inc. (c)(e)	58,845	72
Third Wave Technologies, Inc. (c)(e)	45,220	505
United Therapeutics Corp. (c)(e)	25,470	2,490
Vertex Pharmaceuticals, Inc. (c)	53,810	1,801
XenoPort, Inc. (c)	11,765	459
XOMA Ltd. (c)(e)	169,000	286
Zymogenetics, Inc. (c)(e)	55,670	469

		77,420

Total Common Stock (cost—$88,894)		83,456

SHORT-TERM INVESTMENTS—35.5%
Collateral Invested for Securities on Loan (d)—32.8%
Allianz Dresdner Daily Asset Fund (f)	8,862,082	8,862

	Principal Amount (000s)
ABN-AMRO Bank NV,
2.125% due 7/1/08	$3,500	3,500
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Deutsche Bank,
2.50% due 7/1/08	1,761	1,761
Goldman Sachs Group L.P.,
Series 2,	2,000	2,000
2.541% due 9/12/08, FRN (a)	2,000	2,000
Natixis,
2.25% due 7/1/08	3,500	3,500
Nordea Bank AB,
2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA,
2.25% due 7/1/08	3,500	3,500

		27,623

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,259; collateralized by Fannie Mae, Discount Note, 2.00%, due 7/9/08, valued at $2,309 including accrued interest (cost—$2,259)	2,259	2,259

Total Short-Term Investments (cost—$29,882)		29,882

	Contracts	Value (000s)

OPTIONS PURCHASED (c)—2.9%
Call Options—2.9%
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	700	$483
Genentech, Inc. (CBOE),
strike price $80, expires 1/17/09	1,800	918
strike price $85, expires 1/17/09	890	267
strike price $90, expires 1/17/09	590	124
ImClone Systems, Inc. (CBOE), strike price $40, expires 8/16/08	2,500	650
PDL BioPharma, Inc. (CBOE), strike price $25, expires 1/17/09	3,892	20
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	470	9

Total Options Purchased (cost—$3,480)		2,471

Total Investments before options written and securities sold short (cost—$122,256)—137.4%		115,809

OPTIONS WRITTEN (c)—(0.8)%
Call Options—(0.4)%
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	700	(343)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	470	(5)

		(348)

Put Options—(0.4)%
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	700	(154)
ImClone Systems, Inc. (CBOE), strike price $35, expires 8/16/08	2,500	(156)

		(310)

Total Options Written (premiums received—$1,595)		(658)

SECURITIES SOLD SHORT (c)—(0.1)%
	Shares
Healthcare—(0.1)%
RXi Pharmaceuticals Corp.
(proceeds—$90)	10,130	(81)

Total Investments net of options written and securities sold short (cost—$120,571)—136.5%		115,070

Other liabilities in excess of other assets—(36.5%)		(30,783)

Net Assets—100.0%		$84,287

06.30.08	Allianz Funds Annual Report	23

Schedule of Investments (cont.)

RCM Biotechnology Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not to be considered illiquid.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $26,616; cash collateral of $27,597 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

24	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.0%
Australia—2.3%
BHP Billiton Ltd.	22,520	$958
Rio Tinto Ltd.	5,295	685

		1,643

Brazil—3.5%
Companhia Vale do Rio Doce ADR	30,500	1,093
Petroleo Brasileiro S.A. ADR	19,485	1,380

		2,473

Canada—7.4%
Agrium, Inc.	8,765	943
Canadian Natural Resources Ltd.	12,295	1,216
Oilexco, Inc. (b)	39,325	750
Potash Corp. Of Saskatchewan	4,470	1,022
Suncor Energy, Inc.	23,100	1,341

		5,272

Cayman Islands—3.4%
Transocean, Inc. (b)	15,911	2,425

Cyprus—1.1%
Prosafe Production Public Ltd. (b)	128,420	744

Denmark—2.2%
Vestas Wind Systems A/S (b)	12,115	1,577

France—2.2%
Companie Generale de Geophysique (b)	17,745	838
EDF Energies Nouvelles S.A.	10,200	680

		1,518

Luxembourg—1.0%
Tenaris S.A. ADR	9,900	737

Norway—3.4%
Acergy S.A.	33,385	744
Petroleum Geo-Services ASA	36,990	906
Prosafe SE	74,890	741

		2,391

Russia—1.0%
OAO Gazprom ADR	11,600	673

Spain—0.8%
Gamesa Corp. Tecnologica S.A.	12,100	592

United Kingdom—3.5%
Rio Tinto PLC	6,517	785
Vedanta Resources PLC	15,220	657
Xstrata PLC	13,325	1,062

		2,504

United States—63.2%
Air Products & Chemicals, Inc.	6,505	643
Arch Coal, Inc.	22,995	1,725
Arena Resources, Inc. (b)	26,700	1,410
Cameron International Corp. (b)	19,865	1,100
Carrizo Oil & Gas, Inc. (b)	10,520	716
Cleveland-Cliffs, Inc.	12,150	1,448
Concho Resources, Inc. (b)	21,700	809
Consol Energy, Inc.	14,745	1,657
Core Laboratories NV (b)	11,695	1,665
Devon Energy Corp.	12,750	1,532
Diamond Offshore Drilling, Inc.	11,178	1,555
EOG Resources, Inc.	8,125	1,066
Freeport-McMoRan Copper & Gold, Inc.	16,780	1,967
Marathon Oil Corp.	38,815	2,013
Monsanto Co.	9,110	1,152
Mosaic Co. (b)	6,585	953
Nabors Industries Ltd. (b)	26,840	1,321
National-Oilwell Varco, Inc. (b)	20,100	1,783

	Shares	Value (000s)

Newfield Exploration Co. (b)	21,700	$1,416
Noble Corp.	22,509	1,462
Noble Energy, Inc.	6,604	664
Occidental Petroleum Corp.	9,160	823
Peabody Energy Corp.	20,005	1,762
Range Resources Corp.	16,100	1,055
SandRidge Energy, Inc. (b)	10,400	672
Schlumberger Ltd.	21,045	2,261
Smith International, Inc.	12,900	1,063
Southwestern Energy Co. (b)	58,020	2,762
U.S. Steel Corp.	10,800	1,996
Weatherford International Ltd. (b)	61,295	3,040
XTO Energy, Inc.	19,222	1,317

		44,808

Total Common Stock (cost—$52,534)		67,357

	Principal Amount (000s)
Repurchase Agreement—7.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,997; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $5,099 including accrued interest (cost—$4,997)	$4,997	4,997

Total Investments (cost—$57,531) (a)—102.0%		72,354

Liabilities in excess of other assets—(2.0%)		(1,436)

Net Assets—100.0%		$70,918

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $10,226, representing 14.42% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.9%
Argentina—0.5%
Mercadolibre, Inc. (b)(d)	29,331	$1,012

Austria—2.1%
Flughafen Wien AG	23,209	2,213
Schoeller-Bleckmann Oilfield Equipment AG	15,580	1,670

		3,883

Bermuda—0.6%
Peace Mark Holdings Ltd.	1,601,900	1,116

Brazil—3.5%
Gafisa S.A.	107,080	1,848
Gafisa S.A. ADR (d)	24,330	836
Klabin Segall S.A.	316,990	1,967
Metalfrio Solutions S.A.	158,099	1,910

		6,561

Canada—1.2%
Equinox Minerals Ltd. (b)	288,905	1,288
Lululemon Athletica, Inc. (b)(d)	32,599	947

		2,235

China—1.9%
China BlueChemical Ltd.	2,870,005	1,989
China Dongxiang Group Co.	3,615,000	1,466

		3,455

Estonia—0.9%
Baltika AS (b)	204,648	617
Olympic Entertainment Group AS	312,576	1,107

		1,724

Finland—0.9%
Outotec Oyj	28,255	1,790

France—1.4%
Boursorama (b)	46,174	451
SR Teleperformance	58,735	2,159

		2,610

Germany—2.8%
Bauer AG	17,060	1,645
Kontron AG	119,930	1,642
Sixt AG	52,422	2,072

		5,359

Greece—0.6%
JUMBO S.A.	42,880	1,211

Hong Kong—0.7%
Natural Beauty Bio-Technology Ltd.	7,045,242	1,403

Ireland—2.4%
Grafton Group PLC, UNIT (b)	251,965	1,469
Icon PLC ADR (b)	39,955	3,017

		4,486

Italy—0.8%
Danieli & Co. SpA	65,630	1,548

Japan—12.7%
Daihatsu Diesel Manufacturing Co., Ltd.	56,000	634
Daiseki Co., Ltd.	44,770	1,425
Dena Co., Ltd.	165	972
Ferrotec Corp.	113,452	1,617
Inui Steamship Co., Ltd. (d)	121,630	1,796
Iwatani International Corp. (d)	641,675	1,957
Izumi Co., Ltd. (d)	60,600	935
Moshi Moshi Hotline, Inc.	60,750	1,543

	Shares	Value (000s)

Musashino Bank Ltd.	26,170	$1,061
Nipro Corp.	49,330	837
NPC, Inc.	12,800	738
Sankyu, Inc. (d)	384,280	1,936
Shinko Plantech Co., Ltd.	46,700	722
Taihei Kogyo Co., Ltd. (d)	350,000	1,219
Tokai Carbon Co., Ltd.	310,180	3,164
Unicharm Petcare Corp.	61,030	1,824
Village Vanguard Co., Ltd.	70	349
Works Applications Co., Ltd.	1,166	1,473

		24,202

Malaysia—0.6%
CB Industrial Product Holding Bhd	1,006,355	1,201

Netherlands—2.6%
Aalberts Industries NV	41,005	769
Nutreco Holding NV	23,474	1,579
Sligro Food Group NV	66,671	2,663

		5,011

New Zealand—0.4%
Pike River Coal Ltd. (b)	370,930	693

Russia—3.1%
OAO Pharmacy Chain 36.6 (b)	7,210	290
Severstal-Avto	53,595	3,363
Veropharm (b)	40,270	2,247

		5,900

Singapore—2.4%
Raffles Education Corp. Ltd.	3,588,390	2,984
Straits Asia Resources Ltd. (d)	241,000	625
Tat Hong Holdings Ltd.	682,000	955

		4,564

South Korea—1.7%
MegaStudy Co., Ltd.	5,105	1,611
Meritz Fire & Marine Insurance Co., Ltd.	167,150	1,613

		3,224

Switzerland—8.5%
Bank Sarasin & Cie AG	47,060	2,112
BKW FMB Energie AG	12,441	1,701
Dufry Group	16,865	1,544
Romande Energie Holding S.A.	906	2,205
St. Galler Kantonalbank	4,501	2,030
Temenos Group AG (b)(d)	77,063	2,371
Vetropack Holding AG	747	1,806
Winterthur Technologie AG	41,049	2,419

		16,188

United Kingdom—8.6%
Cadogan Petroleum PLC (b)	421,795	1,512
Carillion PLC	421,745	2,781
Chemring Group PLC	44,831	2,103
Dana Petroleum PLC (b)	109,030	4,113
Intermediate Capital Group PLC	41,493	1,114
Interserve PLC	140,260	1,290
JKX Oil & Gas PLC	194,110	2,020
Moneysupermarket.com Group PLC	530,265	1,032
Southern Cross Healthcare Ltd.	163,595	421

		16,386

United States—37.0%
Actuant Corp.	29,680	930
Affiliated Managers Group, Inc. (b)(d)	12,113	1,091
Applera Corp.—Celera Genomics Group (b)	67,300	765
Arena Resources, Inc. (b)	31,200	1,648
Avista Corp.	59,120	1,269

	Shares	Value (000s)

Baldor Electric (d)	35,730	$1,250
Bankrate, Inc. (b)	11,850	463
Bare Escentuals, Inc. (b)(d)	28,592	536
Barnes Group, Inc.	44,195	1,020
BE Aerospace, Inc. (b)	36,845	858
Bristow Group, Inc. (b)(d)	24,630	1,219
Brown Shoe Co., Inc.	57,587	780
Capella Education Co. (b)	17,595	1,050
Carrizo Oil & Gas, Inc. (b)	21,675	1,476
Central European Distribution Corp. (b)(d)	28,484	2,112
Central European Media Enterprises Ltd., Class A (b)(d)	15,887	1,438
Concho Resources, Inc. (b)	46,135	1,721
Core Laboratories NV (b)	12,905	1,837
Corporate Office Properties Trust, REIT	29,299	1,006
DealerTrack Holdings, Inc. (b)(d)	52,710	744
Deckers Outdoor Corp. (b)	9,455	1,316
Entegris, Inc. (b)	159,928	1,048
Factset Research Systems, Inc. (d)	24,261	1,367
FormFactor, Inc. (b)	75,284	1,387
G&K Services, Inc., Class A	20,690	630
Geo Group, Inc. (b)(d)	62,049	1,396
GFI Group, Inc.	71,440	644
Gymboree Corp. (b)	29,699	1,190
Herbalife Ltd. (d)	28,470	1,103
HMS Holdings Corp. (b)	40,311	865
Illumina, Inc. (b)(d)	13,668	1,191
Intermec, Inc. (b)	42,613	898
inVentiv Health, Inc. (b)	37,555	1,044
JDA Software Group, Inc. (b)	38,497	697
Life Time Fitness, Inc. (b)(d)	25,560	755
Longs Drug Stores Corp.	20,925	881
MICROS Systems, Inc. (b)(d)	53,149	1,620
Middleby Corp. (b)(d)	24,000	1,054
Natus Medical, Inc. (b)	52,120	1,091
Nuance Communications, Inc. (b)(d)	80,280	1,258
Old Dominion Freight Line, Inc. (b)(d)	31,735	953
ON Semi-conductor Corp. (b)(d)	284,115	2,605
OptionsXpress Holding, Inc. (d)	42,645	953
Parexel International Corp. (b)	53,730	1,414
Parker Drilling Co. (b)	88,645	887
PrivateBancorp, Inc. (d)	29,217	888
Progress Software Corp. (b)	28,925	740
Psychiatric Solutions, Inc. (b)(d)	31,390	1,188
Rex Energy Corp. (b)	47,095	1,243
Signature Bank & Trust (b)(d)	23,375	602
Silgan Holdings, Inc.	28,245	1,433
Snap-On, Inc.	24,330	1,265
Solera Holdings, Inc. (b)	41,025	1,135
Spartan Stores, Inc. (d)	55,365	1,273
Stanley, Inc. (b)	44,470	1,491
Stifel Financial Corp. (b)(d)	16,101	554
Sun Healthcare Group, Inc. (b)	100,930	1,351
Triumph Group, Inc. (d)	19,001	895
TW Telecom, Inc. (b)	74,095	1,188
Varian Semi-conductor Equipment Associates, Inc. (b)	8,215	286
Verigy Ltd. (b)	77,037	1,749
Watson Wyatt Worldwide, Inc., Class A	18,052	955
Zoltek Cos., Inc. (b)(d)	24,529	595

		70,291

Total Common Stock (cost—$175,837)		186,053

26	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—19.5%
Collateral Invested for Securities on Loan (c)—18.6%
Allianz Dresdner Daily Asset Fund (e)	19,996,782	$19,997

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$5,000	5,000
Deutsche Bank, 2.50% due 7/1/08	5,270	5,270
Wells Fargo Bank NA, 2.25% due 7/1/08	5,000	5,000

		35,267

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,694; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $1,730 including accrued interest (cost—$1,694)	1,694	1,694

Total Short-Term Investments (cost—$36,961)		36,961

Total Investments (cost—$212,798) (a)—117.4%		223,014

Liabilities in excess of other assets—(17.4%)		(33,043)

Net Assets—100.0%		$189,971

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $95,268, representing 50.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c ) Securities purchased with the cash proceeds from the securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $34,008; cash collateral of $35,247 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report t	27

Schedule of Investments

RCM Healthcare Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.8%
Healthcare—89.5%
Abbott Laboratories	85,030	$4,504
Alexion Pharmaceuticals, Inc. (b)(d)	10,275	745
Allergan, Inc.	18,585	967
Applera Corp.—Celera Genomics Group (b)	18,568	211
Baxter International, Inc.	41,400	2,647
BioMarin Pharmaceutical, Inc. (b)(d)	8,785	255
BioMimetic Therapeutics, Inc. (b)(d)	34,197	408
Boston Scientific Corp. (b)	45,085	554
Cardinal Health, Inc.	12,790	660
Celgene Corp. (b)	58,210	3,718
Charles River Laboratories International, Inc. (b)	15,165	969
Covance, Inc. (b)	6,805	585
Coventry Health Care, Inc. (b)	31,995	973
Covidien Ltd.	44,810	2,146
CVS Corp.	47,730	1,889
Enteromedics, Inc. (b)(d)	74,204	334
Express Scripts, Inc. (b)(d)	10,570	663
Genentech, Inc. (b)	21,876	1,660
Genzyme Corp. (b)	27,150	1,955
Gilead Sciences, Inc. (b)	44,795	2,372
Health Net, Inc. (b)	11,970	288
Hologic, Inc. (b)	18,395	401
Human Genome Sciences, Inc. (b)	64,939	338
Illumina, Inc. (b)(d)	9,777	852
ImClone Systems, Inc. (b)	16,000	647
Insulet Corp. (b)(d)	19,972	314
Intuitive Surgical, Inc. (b)	2,145	578
Johnson & Johnson	20,615	1,326
Keryx Biopharmaceuticals, Inc. (b)	177,304	87
LifePoint Hospitals, Inc. (b)	15,555	440
Medco Health Solutions, Inc. (b)	70,640	3,334
Medicines Co. (b)	19,400	385
Medtronic, Inc.	76,770	3,973
Merck & Co., Inc. (f)	35,530	1,339
Mindray Medical International Ltd. ADR (d)	9,620	359
Onyx Pharmaceuticals, Inc. (b)(d)	11,481	409
Qiagen NV (b)(d)	42,439	854
Regeneron Pharmaceuticals, Inc. (b)	11,380	164
Savient Pharmaceuticals, Inc. (b)(d)	18,130	459
Schering-Plough Corp.	154,458	3,041
Seattle Genetics, Inc. (b)(d)	22,773	193
Shire Pharmaceuticals Group PLC ADR (d)	5,225	257
Smith & Nephew PLC ADR	7,459	408
St. Jude Medical, Inc. (b)	22,545	922
Stryker Corp.	12,100	761
Teva Pharmaceutical Industries Ltd. ADR (d)	56,935	2,608
Third Wave Technologies, Inc. (b)(d)	33,660	376
UnitedHealth Group, Inc.	19,960	524
United Therapeutics Corp. (b)(d)	7,660	749
Universal Health Services, Inc., Class B	25,165	1,591
Varian Medical Systems, Inc. (b)	7,740	401
Volcano Corp. (b)	42,128	514
Wright Medical Group, Inc. (b)	23,482	667
Wyeth (f)	55,460	2,660
XenoPort, Inc. (b)	5,993	234
Xtent, Inc. (b)	28,450	71
Zimmer Holdings, Inc. (b)	14,760	1,004

		61,743

	Shares	Value (000s)

Insurance—0.9%
Cigna Corp.	18,375	$650

Technology—6.4%
Thermo Fisher Scientific, Inc. (b)	55,750	3,107
Waters Corp. (b)	20,163	1,301

		4,408

Total Common Stock (cost—$67,790)		66,801

SHORT-TERM INVESTMENTS—18.8%
Collateral Invested for Securities on Loan (c)—14.0%
Allianz Dresdner Daily Asset Fund (e)	2,786,028	2,786

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$3,000	3,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	1,000	1,000
Lloyds Bank, 2.50% due 7/1/08	2,886	2,886

		9,672

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $3,271; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $3,338 including accrued interest (cost—$3,271)	3,271	3,271

Total Short-Term Investments (cost—$12,943)		12,943

OPTIONS PURCHASED (b)—0.2%
	Contracts
Call Options—0.2%
Genentech, Inc. (CBOE), strike price $80, expires 1/17/09 (cost—$79)	243	124

Total Investments before securities sold short (cost—$80,812)—115.8%		79,868

SECURITIES SOLD SHORT (b)—(0.4)%
	Shares
Healthcare—(0.4)%
MAKO Surgical Corp. (proceeds—$341)	37,969	(278)

Total Investments net of securities sold short (cost—$80,471)—115.4%		79,590

Other liabilities in excess of other assets—(15.4%)		(10,615)

Net Assets—100.0%		$68,975

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $9,380; cash collateral of $9,663 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) All or partial amount segregated as collateral for securities sold short.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.0%
Brambles Ltd.	83,325	$698
Westpac Capital Corp.	50,000	960

		1,658

Belgium—1.2%
InBev NV	14,000	968

Brazil—1.9%
Bovespa Holding S.A.	61,500	763
Petroleo Brasileiro S.A. ADR	11,600	822

		1,585

Canada—1.3%
Canadian Natural Resources Ltd.	10,700	1,058

Cayman Islands—0.8%
Netease.com, Inc. ADR (b)	30,000	654

China—1.8%
China Mobile Ltd.	32,000	430
CNOOC Ltd.	586,000	1,017

		1,447

Denmark—1.5%
Novo Nordisk AS, Class B	19,000	1,251

Finland—2.4%
Nokia Oyj	34,000	831
Outotec Oyj	18,100	1,146

		1,977

France—9.6%
Arkema	555	31
Capgemini S.A.	18,285	1,072
Groupe Danone	11,300	791
Ipsen	16,530	845
L’Oreal S.A.	11,500	1,247
Pinault-Printemps-Redoute S.A.	7,370	813
Total S.A.	25,800	2,196
Vinci S.A.	14,800	904

		7,899

Germany—8.2%
BAYER AG	25,594	2,153
Merck KGaA	6,700	952
SAP AG (d)	33,604	1,759
Siemens AG	17,175	1,904

		6,768

Hong Kong—1.7%
Cheung Kong Ltd.	53,000	717
Li & Fung Ltd.	225,800	681

		1,398

India—1.3%
Bharti Airtel Ltd. (b)	41,395	696
ICICI Bank Ltd.	25,000	369

		1,065

Italy—1.2%
UniCredit SpA	156,448	952

Japan—19.1%
Acom Co., Ltd.	19,000	588
Asahi Glass Co., Ltd. (d)	63,000	763
East Japan Railway Co.	155	1,263
Fanuc Ltd.	5,400	528
Ibiden Co., Ltd.	16,400	597
Inpex Holdings, Inc.	90	1,137
Kirin Brewery Co., Ltd.	40,000	625
Kuraray Co., Ltd.	71,000	847
Marubeni Corp.	120,000	1,001

	Shares	Value (000s)

Mitsui Fudosan Co., Ltd.	47,000	$1,006
Mizuho Financial Group, Inc.	159	740
Nidec Corp.	13,300	886
Nintendo Co., Ltd.	2,300	1,304
NTT Data Corp. (d)	234	916
Promise Co., Ltd.	14,000	391
Sharp Corp.	69,000	1,125
Sumitomo Mitsui Financial Group, Inc.	169	1,271
T&D Holdings, Inc.	12,500	771

		15,759

Mexico—1.2%
America Movil S.A. de C.V. ADR, Class L	19,000	1,002

Netherlands—4.8%
Akzo Nobel NV	14,000	958
Koninklijke Philips Electronics NV	29,000	982
Royal KPN NV	54,407	930
Unilever NV	40,000	1,131

		4,001

Norway—0.7%
Acergy S.A. (d)	27,000	602

Singapore—0.5%
Raffles Education Corp. Ltd.	470,000	391

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,033

Spain—2.5%
Telefonica S.A.	77,000	2,038

Sweden—1.7%
Hennes & Mauritz AB, Class B	26,800	1,446

Switzerland—12.9%
ABB Ltd. (b)	60,000	1,698
Holcim Ltd.	10,600	857
Lonza Group AG	10,700	1,479
Nestle S.A.	56,000	2,531
Roche Holdings AG	10,730	1,929
UBS AG (b)	55,000	1,146
Zurich Financial Services AG	4,000	1,019

		10,659

United Kingdom—18.8%
Barclays PLC	184,092	1,044
Barclays PLC Rights Bonus Issue (b)(e)	39,448	8
Diageo PLC	65,612	1,202
Inmarsat PLC	78,000	813
Lonmin PLC	15,000	947
Man Group PLC	92,925	1,148
Prudential PLC	116,000	1,224
Reckitt Benckiser Group PLC	27,125	1,370
Rio Tinto PLC	18,100	2,180
Serco Group PLC	96,600	857
Shire Ltd.	41,074	671
Smith & Nephew PLC	76,500	839
Vodafone Group PLC	433,097	1,276
Xstrata PLC	24,500	1,952

		15,531

Total Common Stock (cost—$75,362)		81,142

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—7.7%
Collateral Invested for Securities on Loan (c)—5.4%
Deutsche Bank, 2.50% due 7/1/08	$4,490	$4,490

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,866; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $1,907 including accrued interest (cost—$1,866)	1,866	1,866

Total Short-Term Investments (cost—$6,356)		6,356

Total Investments (cost—$81,718) (a)—106.0%		87,498

Liabilities in excess of other assets—(6.0%)		(4,950)

Net Assets—100.0%		$82,548

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $74,305, representing 90.01% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,265; cash collateral of $4,482 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Schedule of Investments

RCM Technology Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—73.3%
Capital Goods—2.5%
ABB Ltd.	830,455	$23,507
Fluor Corp.	42,090	7,832

		31,339

Chemicals—2.5%
Monsanto Co. (c)	248,380	31,405

Communications—0.5%
Focus Media Holding Ltd. ADR (d)(f)	239,080	6,627

Consumer Discretionary—2.3%
Nintendo Co., Ltd.	53,000	30,055

Consumer Services—0.8%
Capita Group PLC	761,700	10,391

Electronics—1.0%
HON HAI Precision Industry Co., Ltd.	2,601,000	12,791

Energy—5.9%
Canadian Solar, Inc. (d)	32,030	1,296
Diamond Offshore Drilling, Inc. (f)	9,380	1,305
First Solar, Inc. (d)(f)	129,822	35,418
Halliburton Co.	24,795	1,321
Q-Cells AG (d)	6,370	645
Renewable Energy Corp. AS (d)	147,620	3,811
Schlumberger Ltd.	73,280	7,873
Sunpower Corp., Class A (d)(f)	53,365	3,841
Suntech Power Holdings Co., Ltd. ADR (d)(f)	442,590	16,579
Yingli Green Energy Holding Co., Ltd. ADR (d)(f)	240,115	3,823

		75,912

Machinery—0.1%
Flowserve Corp.	9,365	1,280

Semi-conductors—0.5%
Intersil Corp., Class A	262,465	6,383

Technology—55.3%
Activision, Inc. (c)(d)	709,620	24,177
Agilent Technologies, Inc. (d)	36,340	1,300
Alibaba.com Ltd. (d)	2,777,600	3,914
Amazon.com, Inc. (c)(d)(f)	459,095	33,665
Analog Devices, Inc.	326,420	10,370
Apple, Inc. (c)(d)	232,745	38,971
Ariba, Inc. (d)(f)	223,745	3,291
ASML Holding NV (f)	131,555	3,210
Baidu.com ADR (d)(f)	97,312	30,455
Cognizant Technology Solutions Corp., Class A (d)(f)	685,965	22,301
Comcast Corp., Class A (f)	520,705	9,878
Ctrip.com International Ltd. ADR (c)	96,155	4,402
Data Domain, Inc. (d)(f)	1,126,680	26,286
DIRECTV Group, Inc. (d)	126,410	3,280
Electronic Arts, Inc. (d)	64,385	2,861
EMC Corp. (c)(d)	253,955	3,731
Energy Conversion Devices, Inc. (d)(f)	99,745	7,345
Equinix, Inc. (d)(f)	106,685	9,518
Google, Inc., Class A (c)(d)	74,350	39,139
Hewlett-Packard Co.	1,156,915	51,147
Infosys Technologies Ltd. ADR	450,880	19,650
Intel Corp.	258,805	5,631

	Shares	Value (000s)

Itron, Inc. (d)(f)	109,481	$10,768
Juniper Networks, Inc. (d)	74,269	1,647
Linear Technology Corp. (f)	239,375	7,796
Longtop Financial Technologies Ltd. ADR (d)(f)	73,911	1,224
Marvell Technology Group Ltd. (d)	365,790	6,460
McAfee, Inc. (c)(d)	703,620	23,944
MEMC Electronic Materials, Inc. (d)	307,081	18,898
Microsoft Corp. (c)	249,045	6,851
Netease.com, Inc. ADR (d)	702,470	15,307
Netflix, Inc. (d)(f)	48,370	1,261
Nuance Communications, Inc. (d)(f)	402,435	6,306
NVIDIA Corp. (c)(d)	10,600	198
Omniture, Inc. (d)(f)	32,415	602
ON Semi-conductor Corp. (d)(f)	2,614,375	23,974
Oracle Corp. (d)	1,518,820	32,282
QUALCOMM, Inc. (c)	403,970	17,924
Research In Motion Ltd. (c)(d)	142,066	16,608
Riverbed Technology, Inc. (c)(d)(f)	1,942,620	26,653
Salesforce.com, Inc. (c)(d)(f)	748,040	51,039
Samsung Electronics Co., Ltd.	30,965	18,500
Taiwan Semi-conductor Manufacturing Co., Ltd. (d)	2,869,000	6,096
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	2,322,070	25,334
Tencent Holdings Ltd.	4,404,366	34,159

		708,353

Telecommunications—1.9%
American Tower Corp., Class A (d)	264,985	11,196
China Telecom Corp. Ltd.	5,992,000	3,259
Cisco Systems, Inc. (d)	1,000	23
CommScope, Inc. (d)	184,990	9,762

		24,240

Total Common Stock (cost—$880,452)		938,776

SHORT-TERM INVESTMENTS—42.5%
Collateral Invested for Securities on Loan (e)—14.6%
Allianz Dresdner Daily Asset Fund (g)	35,865,587	35,865

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	40,000	40,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	13,496	13,496
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000

	Principal Amount (000s)	Value (000s)

Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	$16,000	$16,000
Morgan Stanley, 2.16% due 9/3/08, FRN	5,000	5,000
Natixis, 2.25% due 7/1/08	23,513	23,513
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)	2,000	2,000

		186,874

Repurchase Agreement—27.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $357,350; collateralized by Federal Home Loan Bank Discount Notes, 2.57- 5.01%, due 7/7/08-7/9/08, valued at $251,555, including accrued interest and U.S. Treasury Discount Note, 2.14%, due 12/11/08, valued at $112,927, including accrued interest (cost—$357,334)	357,334	357,334

Total Short-Term Investments (cost—$544,208)		544,208

OPTIONS PURCHASED (d)—3.7%
	Contracts
Call Options—3.6%
Apple, Inc. (CBOE), strike price $170, expires 1/16/10	2,726	11,054
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	31,046	2,732
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/16/10	8,531	5,844
Cree, Inc. (CBOE), strike price $30, expires 1/16/10	3,270	981
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	8,414	2,945
Google, Inc. (CBOE), strike price $500, expires 1/17/09	245	1,882
Intel Corp. (CBOE), strike price $22.50, expires 1/17/09	9,811	1,884
International Business Machines Corp. (CBOE), strike price $125, expires 10/18/08	2,173	978
Microsoft Corp. (CBOE), strike price $30, expires 1/17/09	4,075	603
Qualcomm, Inc. (CBOE), strike price $45, expires 1/16/10	1,978	1,750

30	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2008

	Contracts	Value (000s)

Research In Motion Ltd. (CBOE), strike price $120, expires 1/16/10	3,057	$10,088
strike price $135, expires 1/16/10	473	1,244
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	2,713	4,558

		46,543

Put Options—0.1%
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	1,049

Total Options Purchased (cost—$51,997)		47,592

Total Investments before options written and securities sold short (cost—$1,476,657)—119.5%		1,530,576

OPTIONS WRITTEN (d)—(3.9)%
Call Options—(0.7)%
Baidu.com, Inc. (CBOE), strike price $380, expires 12/20/08	685	(2,076)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	22,722	(1,022)
Hewlett-Packard Co. (CBOE), strike price $45, expires 8/16/08	2,897	(406)
Monsanto Co. (CBOE), strike price $110, expires 10/18/08	1,837	(4,216)
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	(947)

		(8,667)

Put Options—(3.2)%
Apple, Inc. (CBOE), strike price $140, expires 1/16/10	2,726	(5,670)
AT&T, Inc. (CBOE), strike price $27.50, expires 10/18/08	7,081	(389)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	1,001	(200)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	39,578	(6,887)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/16/10	8,531	(2,858)
Cree, Inc. (CBOE), strike price $20, expires 1/16/10	3,270	(1,471)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	8,414	(5,890)
Google, Inc. (CBOE), strike price $400, expires 1/17/09	245	(309)
Intel Corp. (CBOE), strike price $17.50, expires 1/17/09	9,811	(775)

	Contracts	Value (000s)

International Business Machines Corp. (CBOE), strike price $110, expires 10/18/08	2,818	$(1,071)
strike price $115, expires 10/18/08	1,579	(868)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	10,140	(801)
strike price $26, expires 10/18/08	2,878	(302)
strike price $27.50, expires 1/17/09	20,064	(4,715)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/16/10	1,978	(727)
Research In Motion Ltd. (CBOE), strike price $90, expires 1/16/10	3,057	(4,754)
strike price $105, expires 1/16/10	473	(1,048)
Salesforce.com, Inc., (CBOE), strike price $50, expires 1/16/10	2,713	(2,184)

		(40,919)

Total Options Written (premiums received—$59,069)		(49,586)

SECURITIES SOLD SHORT—(4.4)%
	Shares
Consumer Services—(0.4)%
Monster Worldwide, Inc. (d)	249,625	(5,145)

Electronics—(0.6)%
Flextronics International Ltd. (d)	710,345	(6,677)

Exchange-Traded Funds—(0.5)%
Powershares QQQ Trust	142,000	(6,487)

Index Funds—(0.5)%
Semiconductor HOLDRs Trust	217,100	(6,462)

Technology—(2.4)%
Advanced Micro Devices, Inc. (d)	571,710	(3,333)
Blue Coat Systems, Inc. (d)	223,930	(3,160)
Expedia, Inc. (d)	337,540	(6,204)
Lenovo Group Ltd.	5,804,000	(3,948)
Micron Technology, Inc. (d)	530,100	(3,159)
priceline.com, Inc. (d)	25,840	(2,984)
SINA Corp. (d)	29,010	(1,234)
STMicroelectronics NV	304,765	(3,148)
Sun Microsystems, Inc. (d)	354,040	(3,852)

		(31,022)

Total Securities Sold Short (proceeds—$61,974)		(55,793)

Total Investments net of options written and securities sold short (cost—$1,355,614) (b)—111.2%		1,425,197

Other liabilities in excess of other assets—(11.2%)		(143,864)

Net Assets—100.0%		$1,281,333

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these

(b) Securities with an aggregate value of $143,179, representing 11.17% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $179,811; cash collateral of $186,213 was received with which the Fund purchased short-term investments.

(g) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	31

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$222,480	$57,419	$415,815
Investments in Affiliates, at value	—	—	11,001
Repurchase agreement, at value	—	—	—
Cash	1	—	—
Foreign currency, at value	1,380	37	951
Securities lending interest receivable (net)	—	—	40
Receivable for investments sold	475	269	164
Receivable for Fund shares sold	848	29	429
Dividends and interest receivable (net of foreign taxes)	363	55	1,032
Other assets	—	—	—
	225,547	57,809	429,432

Liabilities:
Payable for investments purchased	$1,905	$1,871	$1
Payable for securities sold short	—	—	—
Options written, at value	—	—	—
Payable for Fund shares redeemed	643	214	1,676
Payable for collateral for securities on loan	—	—	31,096
Dividends payable	—	—	—
Investment advisory fees payable	171	32	196
Administration fees payable	106	23	181
Distribution fees payable	16	21	69
Servicing fees payable	33	11	57
Payable to securities lending agent	—	—	—
Recoupment payable to Manager	1	—	—
	2,875	2,172	33,276
Net Assets	$222,672	$55,637	$396,156

Net Assets Consist of:
Paid-in-capital	$234,045	$53,914	$462,025
Undistributed (dividends in excess of) net investment income	1,952	(24)	5,647
Accumulated net realized gain (loss)	(13,716)	(1,587)	(68,104)
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	391	3,334	(3,412)
	$222,672	$55,637	$396,156

Net Assets:
Class D	$66,283	$3,253	$14,082
Other Classes	156,389	52,384	382,074

Shares Issued and Outstanding:
Class D	2,213	180	759
Other Classes	5,213	3,005	20,574

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$29.95	$18.05	$18.56

Cost of Investments	$222,064	$54,085	$419,240
Cost of Investments in Affiliates	$—	$—	$11,001
Cost of Repurchase Agreement	$—	$—	$—
Cost of Foreign Currency	$1,406	$38	$951
Premiums Received for Options Written	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$376,647	$1,764,224	$106,947	$72,354	$223,014	$77,082	$87,498	$1,137,377
32,391	66,905	8,862	—	—	2,786	—	35,865
—	—	—	—	—	—	—	357,334
1	1	—	—	—	1	1	1
1,321	—	—	195	415	—	112	14,222
17	153	12	—	53	1	2	85
—	5,924	1,988	959	5,142	3,160	—	335,234
566	27,199	5	486	97	64	35	1,106
1,127	5,904	—	15	531	26	169	163
—	—	—	—	—	—	—	37
412,070	1,870,310	117,814	74,009	229,252	83,120	87,817	1,881,424

$—	$578	$3,577	$2,834	$3,149	$3,978	$541	$300,136
—	—	81	—	—	278	—	55,793
—	—	658	—	—	—	—	49,586
1,391	8,611	1,485	169	550	128	120	4,714
54,286	387,139	27,623	—	35,267	9,672	4,490	186,874
—	—	—	—	—	—	—	77
269	685	54	37	161	44	34	976
172	637	27	26	77	25	40	424
77	194	5	12	42	6	29	126
63	250	17	11	35	14	15	177
—	—	—	—	—	—	—	1,208
—	—	—	2	—	—	—	—
56,258	398,094	33,527	3,091	39,281	14,145	5,269	600,091
$355,812	$1,472,216	$84,287	$70,918	$189,971	$68,975	$82,548	$1,281,333

$345,036	$1,501,362	$429,392	$54,812	$190,878	$83,592	$178,017	$1,298,495
(1)	4,843	—	83	(105)	—	357	—
2,476	30,541	(339,604)	1,200	(11,009)	(13,736)	(101,605)	(86,701)
8,301	(64,530)	(5,501)	14,823	10,207	(881)	5,779	69,539
$355,812	$1,472,216	$84,287	$70,918	$189,971	$68,975	$82,548	$1,281,333

$72,340	$141,563	$69,609	$9,905	$38,282	$50,134	$1,442	$211,829
283,472	1,330,653	14,678	61,013	151,689	18,841	81,106	1,069,504

5,120	5,709	2,874	382	1,500	2,264	102	5,081
20,357	53,636	623	2,360	6,043	872	5,791	25,376

$14.13	$24.80	$24.22	$25.96	$25.52	$22.14	$14.19	$41.69

$368,332	$1,828,741	$113,394	$57,531	$212,798	$78,026	$81,718	$1,083,458
$32,371	$66,905	$8,862	$—	$—	$2,786	$—	$35,865
$—	$—	$—	$—	$—	$—	$—	$357,334
$1,316	$—	$—	$195	$416	$—	$112	$14,224
$—	$—	$1,595	$—	$—	$—	$—	$59,069
$—	$—	$90	$—	$—	$341	$—	$61,974

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Statements of Operations

For the year ended June 30, 2008
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$334	$70	$442
Dividends, net of foreign withholding taxes	5,491	998	15,622
Securities lending income (net)	—	—	379
Miscellaneous income	—	—	—
Total Income	5,825	1,068	16,443

Expenses:
Investment advisory fees	1,716	383	3,514
Administration fees	1,029	274	3,290
Servicing fees — Class D	112	7	52
Distribution and/or servicing fees — Other Classes	298	403	2,331
Dividends on securities sold short	—	—	—
Trustees’ fees	24	6	65
Interest expense	15	—	58
Recoupment payable to manager	—	—	—
Miscellaneous expense	9	—	1
Total Expenses	3,203	1,073	9,311
Net Investment Income (Loss)	2,622	(5)	7,132

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,793	(241)	(39,378)
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	(407)	(9)	41
Payments from Affiliates (see Note 9)	51	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(23,989)	(2,840)	(75,633)
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	(13)	—	1
Net Realized and Change in Unrealized Gain (Loss)	(20,565)	(3,090)	(114,969)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(17,943)	$(3,095)	$(107,837)

34	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$678	$1,716	$82	$67	$230	$87	$34	$7,307
7,711	50,333	477	699	2,611	453	1,859	4,815
449	1,224	195	—	443	31	33	1,518
3	8	1	—	12	—	3	22
8,841	53,281	755	766	3,296	571	1,929	13,662

3,880	5,922	832	302	2,672	624	455	12,324
2,498	5,622	409	201	1,292	385	531	5,393
235	169	209	12	139	147	4	589
1,815	3,947	117	156	1,169	138	627	3,502
—	—	—	—	—	—	—	624
49	129	11	6	30	9	11	160
23	—	—	2	11	1	2	30
—	—	—	2	—	—	—	—
1	3	—	—	—	—	—	2
8,501	15,792	1,578	681	5,313	1,304	1,630	22,624
340	37,489	(823)	85	(2,017)	(733)	299	(8,962)

44,031	53,908	19,861	2,220	(3,730)	597	7,586	193,473
—	—	(1,709)	—	—	(24)	—	(14,528)
—	—	—	(181)	—	(58)	—	(15,284)
172	3	—	(2)	(76)	—	72	1,786
31	—	—	—	—	—	—	—

(88,454)	(131,884)	(19,950)	10,731	(55,166)	(5,486)	(15,292)	(236,018)
—	—	943	—	—	3	—	(2,689)
—	—	9	—	—	63	—	11,739
(63)	(14)	—	—	(4)	—	(7)	94
(44,283)	(77,987)	(846)	12,768	(58,976)	(4,905)	(7,641)	(61,427)
$(43,943)	$(40,498)	$(1,669)	$12,853	$(60,993)	$(5,638)	$(7,342)	$(70,389)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	35

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,622	$(37)	$(5)	$(206)	$7,132	$7,100
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	3,386	5,667	(250)	4,424	(39,337)	70,685
Payments from Affiliates	51	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(24,002)	16,411	(2,840)	5,073	(75,632)	46,296
Net increase (decrease) resulting from investment operations	(17,943)	22,041	(3,095)	9,291	(107,837)	124,081

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(146)	—	—	—	(302)	(90)
Other Classes	(199)	(36)	—	—	(7,837)	(2,009)
Class II — (Liquidated)	—	(28)	—	—	—	—
Net realized capital gains
Class D	(2,709)	—	(262)	(48)	(3,242)	(653)
Other Classes	(7,213)	(507)	(5,020)	(2,249)	(89,473)	(21,682)
Class II — (Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,267)	(898)	(5,282)	(2,297)	(100,854)	(24,434)

Fund Share Transactions:
Net proceeds from the sale of fund shares	293,739	51,989	26,574	15,639	172,018	412,741
Issued in reinvestment of distributions	9,221	897	4,395	1,885	84,405	20,062
Cost of shares redeemed	(136,530)	(25,326)	(16,409)	(11,078)	(390,376)	(154,304)
Net increase (decrease) from Fund share transactions	166,430	27,560	14,560	6,446	(133,953)	278,499
Fund Redemption Fees	183	5	3	—	21	27
Total Increase (Decrease) in Net Assets	138,403	48,708	6,186	13,440	(342,623)	378,173

Net Assets:
Beginning of year	84,269	35,561	49,451	36,011	738,779	360,606
End of year*	$222,672	$84,269	$55,637	$49,451	$396,156	$738,779
* Including undistributed (dividends in excess of) net investment income of:	$1,952	$(68)	$(24)	$(12)	$5,647	$6,568

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$340	$(1,408)	$37,489	$4,254	$(823)	$(2,001)	$85	$(48)	$(2,017)	$(1,479)
44,203	22,370	53,911	15,910	18,152	156	2,037	396	(3,806)	20,500
31	—	—	—	—	—	—	—	—	—
(88,517)	78,103	(131,898)	65,734	(18,998)	13,301	10,731	2,954	(55,170)	32,429
(43,943)	99,065	(40,498)	85,898	(1,669)	11,456	12,853	3,302	(60,993)	51,450

—	—	(2,838)	(128)	—	—	—	(1)	—	—
—	—	(30,417)	(3,890)	—	—	—	(6)	—	—
—	—	—	—	—	—	—	—	—	—
	—
(12,313)	(3,056)	(2,681)	(68)	—	—	(130)	(32)	(5,035)	—
(45,090)	(17,218)	(36,055)	(2,381)	—	—	(1,058)	(831)	(19,300)	—
—	—	—	—	—	—	—	—	—	—
(57,403)	(20,274)	(71,991)	(6,467)	—	—	(1,188)	(870)	(24,335)	—

151,391	191,623	1,296,394	349,743	5,683	8,509	56,312	9,548	63,529	115,549
42,420	14,017	48,399	4,938	—	—	1,084	851	21,300	—
(172,689)	(88,448)	(263,790)	(36,870)	(34,802)	(77,900)	(16,324)	(2,928)	(119,200)	(72,604)
21,122	117,192	1,081,003	317,811	(29,119)	(69,391)	41,072	7,471	(34,371)	42,945
49	42	102	38	3	1	53	3	10	17
(80,175)	196,025	968,616	397,280	(30,785)	(57,934)	52,790	9,906	(119,689)	94,412

435,987	239,962	503,600	106,320	115,072	173,006	18,128	8,222	309,660	215,248
$355,812	$435,987	$1,472,216	$503,600	$84,287	$115,072	$70,918	$18,128	$189,971	$309,660
$(1)	$(726)	$4,843	$606	$—	$—	$83	$(2)	$(105)	$(82)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	37

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(733)	$(491)	$299	$366	$(8,962)	$(11,580)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	515	6,962	7,658	6,827	165,447	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(5,420)	5,472	(15,299)	9,680	(226,874)	133,714
Net increase (decrease) resulting from investment operations	(5,638)	11,943	(7,342)	16,873	(70,389)	266,264

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	(17)	(18)	—	—
Other Classes	—	—	(541)	(400)	—	—
Net realized capital gains
Class D	—	—	—	—	(9,430)	—
Other Classes	—	—	—	—	(47,410)	—
Total Dividends and Distributions to Shareholders	—	—	(558)	(418)	(56,840)	—

Fund Share Transactions:
Net proceeds from the sale of fund shares	7,909	7,563	34,722	18,522	604,817	246,530
Issued in reinvestment of distributions	—	—	492	371	51,672	—
Cost of shares redeemed	(22,468)	(43,760)	(37,961)	(21,077)	(453,459)	(541,104)
Net increase (decrease) from Fund share transactions	(14,559)	(36,197)	(2,747)	(2,184)	203,030	(294,574)
Fund Redemption Fees	2	1	3	1	290	105
Total Increase (Decrease) in Net Assets	(20,195)	(24,253)	(10,644)	14,272	76,091	(28,205)

Net Assets:
Beginning of period	89,170	113,423	93,192	78,920	1,205,242	1,233,447
End of period*	$68,975	$89,170	$82,548	$93,192	$1,281,333	$1,205,242
* Including undistributed (dividends in excess of) net investment income of:	$—	$—	$357	$544	$—	$8

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class D
6/30/2008	$30.47	$0.43	$0.60	$1.03	$(0.07)
8/21/2006 - 6/30/2007	20.13	(0.11)	10.45	10.34	—
NACM Global Fund
Class D
6/30/2008	$20.67	$0.10	$(0.78)	$(0.68)	$—
6/30/2007	17.48	0.03	4.18	4.21	—
6/30/2006	15.44	0.08	2.64	2.72	—
6/30/2005	14.24	—(b )	1.80	1.80	—
6/30/2004	11.72	(0.07)	3.53	3.46	—
NACM International Fund
Class D
6/30/2008	$26.05	$0.31	$(4.05)	$(3.74)	$(0.29)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)
10/29/2004 - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)
NACM Pacific Rim Fund
Class D
6/30/2008	$17.72	$0.05	$(1.44)	$(1.39)	$—
6/30/2007	14.05	(0.03)	4.77	4.74	—
6/30/2006	9.97	0.01	4.57	4.58	(0.07)
6/30/2005	9.23	0.02	0.85	0.87	—
6/30/2004	6.28	(0.03)	2.93	2.90	—
NFJ International Value Fund
Class D
6/30/2008	$26.55	$1.00	$(0.84)	$0.16	$(0.87)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)
3/31/2005 - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.50)	$(1.57)	$0.02		$29.95		2.86%	$66,283	1.77%		1.31%	194%
—	—	—	(b)	30.47		52.05	3,669	1.94	*	(0.49)*	77

$(1.94)	$(1.94)	$—	(b)	$18.05		(4.18)%	$3,253	1.46%		0.52%	80%
(1.02)	(1.02)	—	(b)	20.67		24.74	1,460	1.46		0.14	102
(0.68)	(0.68)	—	(b)	17.48		17.48	654	1.47	(e)	0.45	114
(0.61)	(0.61)	0.01		15.44		12.86	73	1.57	(c)	0.02	148
(0.95)	(0.95)	0.01		14.24		30.44	23	1.56		(0.50)	203

$(3.46)	$(3.75)	$—	(b)	$18.56		(16.12)%	$14,082	1.47%		1.37%	159%
(0.98)	(1.11)	—	(b)	26.05		24.90	29,959	1.49		1.58	166
(0.51)	(0.69)	—	(b)	21.84		39.20	3,768	1.47		1.80	152
—	(0.08)	—		16.26		10.34	80	1.45	*	2.79 *	107

$(2.20)	$(2.20)	$—	(b)	$14.13		(9.50)%	$72,340	1.77%		0.28%	67%
(1.07)	(1.07)	—	(b)	17.72		35.24	96,389	1.76		(0.16)	62
(0.44)	(0.51)	0.01		14.05	(f)	46.55 (f)	20,824	1.77		0.05	96
(0.13)	(0.13)	—		9.97		9.49	4,731	1.90	(c)	0.22	101
—	—	0.05		9.23		46.97	1,211	1.86		(0.34)	118

$(1.04)	$(1.91)	$—	(b)	$24.80		0.32%	$141,563	1.44%		3.81%	23%
(0.27)	(0.61)	—		26.55		41.30	14,043	1.46		2.01	26
(0.15)	(0.35)	0.01		19.30		28.09	3,409	1.50		3.07	25
—	(0.08)	—		15.37		1.61	20	1.31	*(d)	5.46 *	61
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(e)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Biotechnology Fund
Class D
6/30/2008	$24.86	$(0.19)	$(0.45)	$(0.64)	$—
6/30/2007	23.29	(0.32)	1.89	1.57	—
6/30/2006	24.59	(0.36)	(0.94)	(1.30)	—
6/30/2005	25.67	(0.35)	(0.74)	(1.09)	—
6/30/2004	21.24	(0.37)	4.79	4.42	—
RCM Global Resources Fund
Class D
6/30/2008	$19.59	$0.11	$6.85	$6.96	$—
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)
3/31/2006 - 6/30/2006	16.42	— (b)	0.64	0.64	—
RCM Global Small-Cap Fund
Class D
6/30/2008	$34.78	$(0.17)	$(6.43)	$(6.60)	$—
6/30/2007	27.88	(0.07)	6.97	6.90	—
6/30/2006	22.47	(0.13)	5.53	5.40	—
6/30/2005	19.62	(0.10)	2.94	2.84	—
6/30/2004	13.54	(0.14)	6.21	6.07	—
RCM Healthcare Fund
Class D
6/30/2008	$23.82	$(0.19)	$(1.49)	$(1.68)	$—
6/30/2007	21.22	(0.09)	2.69	2.60	—
6/30/2006	21.18	(0.11)	0.15	0.04	—
6/30/2005	20.79	(0.06)	0.45	0.39	—
6/30/2004	18.64	(0.19)	2.34	2.15	—
RCM International Growth Equity Fund
Class D
6/30/2008	$15.48	$0.11	$(1.24)	$(1.13)	$(0.16)
6/30/2007	12.78	0.11	2.74	2.85	(0.15)
6/30/2006	10.01	0.07	2.84	2.91	(0.14)
6/30/2005	9.34	0.10	0.65	0.75	(0.09)
6/30/2004	7.44	— (b)	1.99	1.99	(0.09)
RCM Technology Fund
Class D
6/30/2008	$44.86	$(0.30)	$(0.99)	$(1.29)	$—
6/30/2007	35.84	(0.36)	9.38	9.02	—
6/30/2006	33.29	(0.43)	2.97	2.54	—
6/30/2005	32.23	(0.41)	1.47	1.06	—
6/30/2004	24.26	(0.47)	8.44	7.97	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.

42	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$24.22		(2.58)%		$69,609	1.48	%(j)	1.48	%(j)	(0.74)%	236%
—	—	—	(b)	24.86		6.79		95,565	1.54	(i)	1.54	(i)	(1.28)	60
—	—	—	(b)	23.29	(f)	(5.33	)(f)	147,035	1.57		1.57		(1.36)	147
—	—	0.01		24.59		(4.21)		230,378	1.60	(c)	1.60	(c)	(1.45)	139
—	—	0.01		25.67		20.86		325,334	1.61		1.61		(1.58)	121

$(0.61)	$(0.61)	$0.02		$25.96		36.07%		$9,905	1.47%		1.47%		0.47%	75%
(1.33)	(1.35)	0.01		19.59		24.31		837	1.47		1.47		(0.48)	111
—	—	—	(b)	17.06		3.90		233	1.47	*	1.52	*	0.06 *	128

$(2.66)	$(2.66)	$—	(b)	$25.52		(20.20)%		$38,282	1.77%		1.77%		(0.55)%	100%
—	—	—	(b)	34.78		24.75		63,232	1.76		1.76		(0.22)	80
—	—	0.01		27.88	(e)	24.08	(e)	31,328	1.77		1.77		(0.50)	73
—	—	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
—	—	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111

$—	$—	$—	(b)	$22.14		(7.05)%		$50,134	1.52%		1.52%		(0.81)%	171%
—	—	—	(b)	23.82		12.20		65,554	1.55	(i)	1.55	(i)	(0.38)	254
—	—	—	(b)	21.22	(g)	0.24	(g)	83,410	1.57		1.57		(0.51)	280
—	—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
—	—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257

$—	$(0.16)	$—	(b)	$14.19		(7.40)%		$1,442	1.36%		1.36%		0.69%	51%
—	(0.15)	—	(b)	15.48		22.44		1,744	1.37		1.37		0.81	52
—	(0.14)	—	(b)	12.78		29.26		1,639	1.38		1.38		0.60	79
—	(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
—	(0.09)	—		9.34		26.84		1,398	1.49		1.49		0.01	90

$(1.89)	$(1.89)	$0.01		$41.69		(3.59)%		$211,829	1.65%		1.65%		(0.66)%	269%
—	—	—	(b)	44.86		25.20		219,831	1.66		1.66		(0.91)	209
—	—	0.01		35.84	(h)	7.66	(h)	246,345	1.64		1.64		(1.15)	272
—	—	—		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
—	—	—		32.23		32.85		216,760	1.76		1.76		(1.56)	206
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.
(i)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.
(j)	Effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Class D Shares eleven of the funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

44	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income except the NFJ International Value Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$442,260; NACM Global Fund—$77,343; NACM International Fund—$1,328,843; NACM Pacific Rim Fund—$356,265; NFJ International Value Fund—$3,594,065; RCM Biotechnology Fund—$6,722; RCM Global Resources Fund—$4,824; RCM Global Small-Cap Fund—$254,504; RCM Healthcare Fund—$2,914; RCM International Growth Equity Fund—$192,713; and RCM Technology Fund—$185,355.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of

06.30.08	Allianz Funds Annual Report	45

Notes to Financial Statements  (Cont.)

June 30, 2008

Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $813,288. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%		N/A	N/A	0.45%	0.45%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

46	Allianz Funds Annual Report	06.30.08

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% $7.5 billion and by an additional 0.025% $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% $10 billion.

(3)	The Fund’s advisory fee has been reduced by 0.10% to 0.80%. This advisory fee reduction will continue until at least December 31, 2008.

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $1,406,441 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as

06.30.08	Allianz Funds Annual Report	47

Notes to Financial Statements  (Cont.)

June 30, 2008

permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$506,424	$348,464
NACM Global Fund	51,374	42,198
NACM International Fund	914,966	1,136,624
NACM Pacific Rim Fund	276,592	303,869
NFJ International Value Fund	1,188,711	213,592
RCM Biotechnology Fund	235,092	263,580
RCM Global Resources Fund	68,220	31,075
RCM Global Small-Cap Fund	263,535	318,276
RCM Healthcare Fund	133,183	149,160
RCM International Growth Equity Fund	45,751	49,909
RCM Technology Fund	2,957,345	3,061,948

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	388	$37	186	$18	270,561	$51,367
Sales	12,902	2,877	8,224	1,021	542,817	170,085
Closing Buys	(8,570)	(1,273)	(7,060)	(938)	(505,518)	(126,154)
Exercises	—	—	(617)	(49)	(7,564)	(1,905)
Expirations	(350)	(46)	(733)	(52)	(142,414)	(34,324)
Balance at 6/30/2008	4,370	$1,595	—	$—	157,882	$59,069

48	Allianz Funds Annual Report	06.30.08

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses(1)	Post-October Deferral(2)
NACM Emerging Markets Opportunities Fund	$2,524	$—	$7,301	$3,310
NACM Global Fund	88	—	—	1,689
NACM International Fund	5,809	—	—	67,862
NACM Pacific Rim Fund	794	1,799	—	—
NFJ International Value Fund	5,950	33,452	—	6
RCM Biotechnology Fund	—	—	338,421	—
RCM Global Resources Fund	196	1,160	—	1
RCM Global Small-Cap Fund	—	1	—	9,776
RCM Healthcare Fund	—	—	10,607	1,209
RCM International Growth Equity Fund	356	—	101,605	—
RCM Technology Fund	—	75,865	129,962	—

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009	2010	2011	2012	2013	2014	2015
NACM Emerging Markets Opportunities Fund	$3,354	$3,947	$—	$—	$—	$—	$—
NACM Global Fund	—	—	—	—	—	—	—
NACM International Fund	—	—	—	—	—	—	—
NACM Pacific Rim Fund	—	—	—	—	—	—	—
NFJ International Value Fund	—	—	—	—	—	—	—
RCM Biotechnology Fund	8,346	260,520	65,820	—	—	—	3,734
RCM Global Resources Fund	—	—	—	—	—	—	—
RCM Global Small-Cap Fund	—	—	—	—	—	—	—
RCM Healthcare Fund	5,290	5,317	—	—	—	—	—
RCM International Growth Equity Fund	54,534	35,886	11,185	—	—	—	—
RCM Technology Fund	19,957	79,157	30,847	—	—	—	—

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
NACM Emerging Markets Opportunities Fund	$226,095	$18,049	$(21,664)	$(3,615)
NACM Global Fund	54,091	7,104	(3,776)	3,328
NACM International Fund	430,645	27,498	(31,327)	(3,829)
NACM Pacific Rim Fund	400,844	49,686	(41,492)	8,194
NFJ International Value Fund	1,899,658	108,790	(177,319)	(68,529)
RCM Biotechnology Fund	123,413	8,120	(15,724)	(7,604)
RCM Global Resources Fund	57,604	15,583	(833)	14,750
RCM Global Small-Cap Fund	214,135	24,267	(15,388)	8,879
RCM Healthcare Fund	82,733	1,248	(4,113)	(2,865)
RCM International Growth Equity Fund	81,718	12,017	(6,237)	5,780
RCM Technology Fund	1,507,846	81,065	(58,335)	22,730

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

06.30.08	Allianz Funds Annual Report	49

Notes to Financial Statements  (Cont.)

June 30, 2008

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities Fund	$475	$9,792
NACM Global Fund	2,880	2,401
NACM International Fund	64,792	36,062
NACM Pacific Rim Fund	18,186	39,218
NFJ International Value Fund	53,317	18,675
RCM Biotechnology Fund	—	—
RCM Global Resources Fund	268	920
RCM Global Small-Cap Fund	—	24,335
RCM Healthcare Fund	—	—
RCM International Growth Equity Fund	558	—
RCM Technology Fund	—	56,840

(1)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	3,164	$109,323	129	$3,789	153	$3,053	55	$1,045	469	$10,841	1,169	$27,606
Other Classes	5,560	184,416	1,948	48,193	1,231	23,521	801	14,594	6,922	161,177	16,190	385,135
Issued in reinvestment of dividends and distributions
Class D	83	2,798	—	—	13	258	3	48	134	2,864	30	707
Other Classes	189	6,423	27	543	215	4,137	102	1,837	3,802	81,541	817	19,355
Cost of shares redeemed
Class D	(1,154)	(35,689)	(9)	(216)	(57)	(1,066)	(25)	(470)	(994)	(22,518)	(221)	(5,310)
Other Classes	(3,177)	(100,841)	(450)	(10,411)	(831)	(15,343)	(580)	(10,608)	(17,379)	(367,858)	(6,113)	(148,994)
Net increase (decrease) resulting from Fund share transactions	4,665	$166,430	1,645	$41,898	724	$14,560	356	$6,446	(7,046)	$(133,953)	11,872	$278,499

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Biotechnology Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	2,007	$34,886	5,235	$80,885	6,637	$176,300	387	$9,340	47	$1,203	102	$2,503
Other Classes	7,042	116,505	7,242	110,738	42,263	1,120,094	14,521	340,403	178	4,480	244	6,006
Issued in reinvestment of dividends and distributions
Class D	742	12,097	204	2,990	204	5,368	8	192	—	—	—	—
Other Classes	1,878	30,323	758	11,027	1,629	43,031	201	4,746	—	—	—	—
Cost of shares redeemed
Class D	(3,068)	(49,514)	(1,482)	(22,959)	(1,661)	(41,742)	(42)	(995)	(1,017)	(26,013)	(2,572)	(63,784)
Other Classes	(7,944)	(123,175)	(4,343)	(65,489)	(8,749)	(222,048)	(1,574)	(35,875)	(356)	(8,789)	(577)	(14,116)
Net increase (decrease) resulting from Fund share transactions	657	$21,122	7,614	$117,192	40,323	$1,081,003	13,501	$317,811	(1,148)	$(29,119)	(2,803)	$(69,391)

50	Allianz Funds Annual Report	06.30.08

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM Healthcare Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	439	$10,001	33	$563	449	$15,079	1,284	$42,455	111	$2,649	164	$3,792
Other Classes	2,074	46,311	538	8,985	1,522	48,450	2,350	73,094	224	5,260	167	3,771
Issued in reinvestment of dividends and distributions
Class D	6	123	1	26	163	4,991	—	—	—	—	—	—
Other Classes	42	961	50	825	543	16,309	—	—	—	—	—	—
Cost of shares redeemed
Class D	(106)	(2,388)	(5)	(85)	(930)	(27,371)	(590)	(17,861)	(599)	(14,096)	(1,342)	(30,450)
Other Classes	(638)	(13,936)	(174)	(2,843)	(3,207)	(91,829)	(1,839)	(54,743)	(364)	(8,372)	(594)	(13,310)
Net increase (decrease) resulting from Fund share transactions	1,817	$41,072	443	$7,471	(1,460)	$(34,371)	1,205	$42,945	(628)	$(14,559)	(1,605)	$(36,197)

	RCM International Growth Equity Fund				RCM Technology Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	21	$329	33	$434	1,567	$74,000	773	$30,254
Other Classes	2,285	34,393	1,326	18,088	11,071	530,817	5,397	216,276
Issued in reinvestment of dividends and distributions
Class D	1	16	1	17	188	9,305	—	—
Other Classes	31	476	25	354	844	42,367	—	—
Cost of shares redeemed
Class D	(33)	(508)	(49)	(678)	(1,574)	(73,131)	(2,747)	(107,810)
Other Classes	(2,519)	(37,453)	(1,502)	(20,399)	(8,363)	(380,328)	(10,997)	(433,294)
Net increase (decrease) resulting from Fund share transactions	(214)	$(2,747)	(166)	$(2,184)	3,733	$203,030	(7,574)	$(294,574)

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts

against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2008, Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

10.	SUBSEQUENT EVENTS

Effective July 7, 2008 NACM Emerging Markets Opportunity, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Resources, RCM Global Small-Cap and RCM Technology Funds began publicly offering class P shares.

Effective September 4, 2008 RCM Healthcare Fund will change its name to RCM Wellness Fund.

A proposed plan of reorganization of the RCM Biotechnology Fund into the RCM Wellness Fund is currently pending shareholder approval.

It is expected that, effective on or about September 15, 2008 the Funds’ Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	Allianz Funds Annual Report	51

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class D present fairly, in all material respects, the financial position of the NACM Emerging Markets Opportunities Fund, NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund and RCM Technology Fund, eleven of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for Class D for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

52	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

NACM Emerging Markets Opportunities Fund	70%
NACM Global Fund	32%
NACM International Fund	30%
NACM Pacific Rim Fund	33%
NFJ International Value Fund	58%
RCM Biotechnology Fund	0%
RCM Global Resources Fund	100%
RCM Global Small-Cap Fund	14%
RCM Healthcare Fund	0%
RCM International Growth Equity Fund	20%
RCM Technology Fund	0%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities Fund	0%
NACM Global Fund	8%
NACM International Fund	0%
NACM Pacific Rim Fund	1%
NFJ International Value Fund	0%
RCM Biotechnology Fund	0%
RCM Global Resources Fund	36%
RCM Global Small-Cap Fund	0%
RCM Healthcare Fund	0%
RCM International Growth Equity Fund	0%
RCM Technology Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
NACM Emerging Markets Opportunities Fund	$5,933,412	$1.01000	$354,064	$0.06027
NACM Global Fund	815,960	0.28232	56,788	0.01965
NACM International Fund	16,951,028	0.64668	957,726	0.03654
NACM Pacific Rim Fund	8,067,384	0.30276	314,502	0.01180
NFJ International Value Fund	53,927,224	1.42422	3,315,982	0.08758
RCM Global Small-Cap Fund	2,703,083	0.30570	146,992	0.01662
RCM International Growth Equity Fund	2,051,129	0.34180	124,089	0.02068

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

06.30.08	Allianz Funds Annual Report	53

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

54	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	55

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

56	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

NFJ Investment Group L.P.,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ016AR_22273

Allianz Funds Annual Report

JUNE 30, 2008

Stock Funds

Share Classes

Institutional
Administrative

CADENCE CAPITAL MANAGEMENT

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Focused Growth Fund

Allianz CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz NFJ International Value Fund

OPPENHEIMER CAPITAL

Allianz OCC Value Fund

Allianz OCC Renaissance Fund

Allianz OCC Small-Cap Value Fund

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Growth Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

Allianz OCC International Equity Fund

MULTI-MANAGER

Allianz Global Investors Multi-Style Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund care-fully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		25
Statements of Assets and Liabilities		50
Statements of Operations		54
Statements of Changes in Net Assets		58
Financial Highlights		64
Notes to Financial Statements		74
Report of Independent Registered Public Accounting Firm		87
Federal Income Tax Information		88
Trustees and Officers of Allianz Funds		89

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	25
Allianz CCM Capital Appreciation Fund	7	26
Allianz CCM Emerging Companies Fund	8	28
Allianz CCM Focused Growth Fund	9	29
Allianz CCM Mid-Cap Fund	10	30
Allianz NFJ All-Cap Value Fund	11	32
Allianz NFJ Dividend Value Fund	12	33
Allianz NFJ International Value Fund	13	34
Allianz NFJ Large-Cap Value Fund	14	35
Allianz NFJ Mid-Cap Value Fund	15	36
Allianz NFJ Small-Cap Value Fund	16	37
Allianz OCC Equity Premium Strategy Fund	17	39
Allianz OCC Growth Fund	18	40
Allianz OCC International Equity Fund	19	41
Allianz OCC Opportunity Fund	20	42
Allianz OCC Renaissance Fund	21	44
Allianz OCC Small-Cap Value Fund	22	46
Allianz OCC Target Fund	23	47
Allianz OCC Value Fund	24	48

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Ongoing problems with subprime mortgages, weakness in housing and rising fuel prices contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns. Within emerging markets, stocks offered mixed results for the period. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): Allianz Global Investors Multi-Style (2/99) and OCC Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Growth (3/99), OCC Opportunity (3/99), and OCC Renaissance (12/97 and 8/98, respectively). The oldest share class for the following Funds is the Institutional shares and the Admin shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06), NFJ Small-Cap Value (11/95), OCC Equity Premium Strategy Fund (4/01), and OCC Value (8/97). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

4	Allianz Funds

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2008	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds.

•

Underperformance versus the benchmark was primarily driven by the Fund’s overweight position to equities. While the Russell 3000 Index fell -12.69% and MSCI All Country World Ex-US Index fell -6.64%, the Lehman Brothers Aggregate Bond Index registered a gain of 7.12%. We moved to underweight position in equities in February 2008.

•	Most of the Fund’s equity overweight position was focused in non-U.S. stocks and this was beneficial to the overall Fund’s performance.

•	The Funds’ overweight position in U.S. growth stocks helped performance as the Russell 3000 Growth Index fell -6.38% versus a -19.02% fall in the Russell 3000 Value Index.

•

The top performing sub-funds within the portfolio, on a relative basis, were the Allianz OCC Target Fund, Allianz NFJ Small Cap Value Fund and the Allianz CCM Mid-Cap Fund. In contrast, the PIMCO Japanese Stock PLUS Total Return Fund, Allianz OCC Value Fund and the Allianz OCC Opportunity underperformed. We shifted all of the assets from the Allianz OCC Value Fund into the NFJ Large Cap Value Fund in March 2008.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Institutional Class	–4.85%	8.57%	—	6.72%
Russell 3000 Index	–12.69%	8.37%	3.51%	4.87%
Lehman Brothers Aggregate Bond Index	7.12%	3.86%	5.68%	5.38%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Lehman Brothers Aggregate Bond Index	–4.14%	7.93%	—	5.69%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	–5.77%	6.12%	3.84%	4.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.88%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Fund Allocation

PIMCO Total Return	34.2%
PIMCO StocksPLUS	13.3%
NACM International	10.6%
RCM Large-Cap Growth	8.7%
OCC Renaissance	6.2%
RCM Mid-Cap	5.7%
OCC Value	4.8%
PIMCO Short-Term	4.3%
PIMCO High Yield	2.5%
Other	9.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$933.30	$1,024.37
Expenses Paid During Period	$0.48	$0.50

Expenses are equal to the ratio (0.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the consumer discretionary sector were the most significant contributors to outperformance for the period. The Fund’s position in fast food giant McDonald’s appreciated on reports of strong 12-month same-store sales growth. The report demonstrated the company’s relative resilience within an economic slowdown and served to push share prices higher. McDonald’s continues to benefit from consumers’ changing preference for less expensive options. The Fund’s positions in Nike and General Motors also benefited returns.

•

Among industrials, shares of engineering companies McDermott International and Jacobs Engineering advanced as the firms added emerging markets infrastructure projects to growing backlogs. Similarly, shares of SPX Corp., the world’s largest maker of dry cooling towers for power plants, climbed on the strength of projects in China, India and South Africa.

•

The Fund’s underweighting in financials helped relative returns as did overweighting in materials. The Fund’s investment in Monsanto increased in value following the agricultural chemicals producer’s forecast for improved 2008 earnings. Crop damage caused by flooding in the Midwest has constricted grain supplies just as demand is accelerating. Asia’s growing middle class desires more grain-fed meat, adding to strong demand for genetically modified corn.

•

In the consumer staples sector, shares of ConAgra slipped after the makers of Hunts, Healthy Choice and other consumer branded food products forecast profits below analyst estimates for the coming year. Sentiment remains strong. One analyst noted ConAgra is positioned to benefit from shifting consumer behavior out of restaurants and into the grocery stores as a means of coping with difficult economic conditions. The Fund’s underweighting in utilities also detracted from performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Institutional Class	–5.05%	9.22%	4.50%	11.10%
Allianz CCM Capital Appreciation Fund Administrative Class	–5.32%	8.94%	4.27%	10.84%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	8.37%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	8.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.68% for Institutional shares and 0.93% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	24.8%
Energy	13.3%
Healthcare	10.3%
Capital Goods	7.6%
Consumer Staples	6.9%
Financial Services	5.7%
Chemicals	3.9%
Consumer Discretionary	3.7%
Other	22.5%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$884.70	$883.20	$1,021.43	$1,020.19
Expenses Paid During Period	$3.23	$4.40	$3.47	$4.72

For each class of the Fund, expenses are equal to the expense ratio for the class (0.69% for Institutional Class, 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

In energy, an underweighting of the sector combined with stock selection decisions contributed to portfolio underperformance. Shares of Bristow Group declined despite annual revenues which rose 20% and surpassed the $1 billion mark for the first time in company history. In May, the provider of helicopter flights to offshore oil rigs reported quarterly earnings that fell below analyst expectations, triggering selling pressure in the stock.

•

Selection decisions among financials and consumer discretionary stocks detracted from returns as tight credit conditions and a slowing economy pressured the sectors. The Fund’s position in Smith & Wesson lost value when the gun maker announced disappointing quarterly sales in the fall. Abnormally warm weather lowered sales of hunting firearms.

•

Stock selections in healthcare and information technology contributed positively to relative performance. Within information technology, shares of Transaction Network Services rose steadily on company guidance of higher earnings from both sales and profit margin improvements. The company is a leading provider of business-critical, cost-effective data communications services for transaction-oriented applications.

•

Consumer staple stock Darling International, which markets its finished products worldwide to producers of oleo-chemicals, soaps, pet foods, and livestock feed, also boosted relative Fund returns as its shares advanced steadily in the period. The company collects and recycles fats, oils and other byproducts from the animal processing and restaurant industries into tallow, bone meal and grease. In February, the company reported earnings for the fourth quarter of 2007 more than doubled, driven by higher finished product prices and the inclusion of the full-year operations resulting from the company’s acquisition of National By-Products in May 2006.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	–15.22%	7.31%	5.87%	11.85%
Allianz CCM Emerging Companies Fund Administrative Class	–15.43%	7.06%	5.61%	11.58%
Russell 2000 Growth Index	–10.83%	10.37%	2.80%	6.32%
Lipper Small-Cap Growth Fund Average	–13.53%	9.06%	5.11%	8.28%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.51% for Institutional shares and 1.76% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	26.2%
Energy	13.6%
Consumer Discretionary	10.5%
Healthcare	6.5%
Consumer Services	6.1%
Financial Services	5.8%
Capital Goods	5.5%
Materials & Processing	5.0%
Other	18.3%
Cash & Equivalents — net	2.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$872.70	$871.80	$1,017.50	$1,016.26
Expenses Paid During Period	$6.89	$8.05	$7.42	$8.67

For each class of the Fund, expenses are equal to the expense ratio for the class (1.48% for Institutional Class, 1.73% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the energy sector detracted from returns and reflected the difficulty of timing in a highly volatile market. The Fund’s position in oilfield equipment maker National Oilwell in the final months of 2007 and initial months of 2008 proved too early to capitalize on the stock’s late period rally. The position was sold on deteriorating relative strength in March and the stock rallied in April, May and June along with rising crude oil prices.

•

In the information technology sector, a position in Cadence Design Systems fell when the company forecast earnings at levels well below analyst estimates. The company licenses design automation software to semiconductor and electronics industries. The Fund’s positions in EDS and Dell Computer also detracted from relative returns for the period.

•

Stock selection in the consumer discretionary sector helped relative Fund returns. Shares of athletic apparel manufacturer Nike rose steadily throughout the period on rising profits only to fall in its closing days on news of softening sales. The Fund’s Nike exposure had been reduced significantly prior to the decline, locking in gains. Nike is expected to benefit from sales for the 2008 Olympics. Olympics host country China is Nike’s second largest market after the United States and it expects annual sales growth of 35-40% in the country.

•

In industrials, shares of engineering and construction company McDermott International rose on a 27% jump in fourth quarter 2007 profits. News that the company landed a contract with Basin Electric Power to build a coal-fired generator in northeast Wyoming also contributed to a rising stock price.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Institutional Class	–7.30%	11.97%	—	1.36%
Allianz CCM Focused Growth Fund Administrative Class	–7.49%	11.71%	—	1.11%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	–1.46%
Lipper Large Cap Growth Fund Average	–4.83%	7.01%	2.04%	0.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	27.3%
Energy	16.8%
Consumer Discretionary	12.3%
Healthcare	8.7%
Building & Construction	5.8%
Materials	5.5%
Consumer Services	2.9%
Chemicals	2.7%
Other	15.0%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$917.20	$916.00	$1,021.28	$1,020.09
Expenses Paid During Period	$3.43	$4.57	$3.62	$4.82

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the industrials sector were the most significant contributors to outperformance. An investment in SPX Corp. gained value as the world’s largest maker of dry cooling towers for power plants forecast rapidly rising profits due to high order volume in China, India and South Africa. Gardner Denver shares also advanced on a reported large and growing backlog of orders for the company’s industrial compressors and vacuums.

•

In the materials sector, shares of fertilizer supplier Mosaic rose in the period as rising global demand for grains and oilseeds, coupled with tight supply due to storms and flooding in the US grain belt, resulted in robust financial results. The company raised sales forecasts on expectations of increased production as farmers strive to squeeze more yield out of limited land to capitalize on record corn prices. Shares of industrial and agriculture chemicals maker FMC also advanced.

•

In healthcare, the Fund’s position in Intuitive Surgical grew with the success of the company’s robotic surgery system, the da Vinci. Intuitive reported strong quarterly profits and forecasted 40% sales growth in 2008.

•

Stock selection in financials detracted from returns. Shares of Janus Capital Group, fell in the period on lower quarterly revenues. The company later revised results downward to factor in adjustments to its structured investment vehicles.

•

An underweighting in energy and stock selection in telecommunications detracted from relative returns. Shares of communications company NeuStar declined on lower 2008 revenue forecasts and a weak profit outlook for the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Institutional Class	0.69%	13.34%	7.17%	12.04%
Allianz CCM Mid-Cap Fund Administrative Class	0.45%	13.06%	6.91%	11.76%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.96%
Lipper Mid-Cap Core Fund Average	-10.97%	11.16%	8.28%	10.94%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.69% for Institutional shares and 0.94% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.2%
Energy	15.0%
Capital Goods	10.0%
Healthcare	8.1%
Consumer Discretionary	7.9%
Retail	5.7%
Consumer Staples	5.0%
Chemicals	3.9%
Other	18.6%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$945.10	$943.80	$1,021.43	$1,020.14
Expenses Paid During Period	$3.34	$4.59	$3.47	$4.77

For each class of the Fund, expenses are equal to the expense ratio for the class (0.69% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book ratios and price-to-cash flow ratios.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies contributed most significantly to underperformance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

An underweight position and stock selection decisions in the energy sector detracted from relative performance. Shares of Tesoro declined when the refiner reported disappointing financial results due to higher-than-expected energy costs and tighter profit margins caused by crude prices rising faster than gasoline prices.

•

Among industrials, shares of building products manufacturer Masco declined with a slumping housing market and a weakening economy. Airlines retreated in the face of record fuel prices and a contracting domestic economy. The Fund’s position in SkyWest declined on lower passenger traffic and a failed bid to acquire ExpressJet. The company operates feeder flights for United, Delta and Midwest airlines.

•

In materials, shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa and Dow Chemical benefited from this environment.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Institutional Class	–22.41%	8.27%	—	11.22%
Allianz NFJ All-Cap Value Fund Administrative Class	–22.60%	8.00%	—	10.94%
Russell 3000 Value Index	–19.02%	8.99%	5.07%	9.19%
Lipper Multi-Cap Value Fund Average	-18.54%	8.38%	5.48%	8.75%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.18% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.0%
Energy	14.1%
Industrial	12.8%
Utilities	8.6%
Consumer Discretionary	8.4%
Consumer Staples	8.2%
Materials	7.5%
Healthcare	6.6%
Other	7.6%
Cash & Equivalents — net	6.2%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$867.80	$867.00	$1,020.29	$1,019.05
Expenses Paid During Period	$4.27	$5.43	$4.62	$5.87

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Institutional Class, 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections and an overweight position in the energy sector contributed most significantly to outperformance of the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of Halliburton rose as the oilfield services and equipment company increased its presence in the Middle East, Asia and Latin America.

•	An underweight position in the financials sector proved beneficial as the Fund avoided fallout from mounting losses at large banks and insurers.

•

Among industrials, railroads offset weak transport demand in auto and container shipping markets with strong coal and agricultural volumes. Norfolk Southern benefitted from surging coal exports. The company raised rates and added fuel surcharges to counter increased fuel costs. Waste Management, the largest US garbage hauler and landfill operator, boosted returns through margin improvements tied to price hikes to offset higher fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. Tool manufacturer Black and Decker reported disappointing results and revised earnings forecasts downward

•	An underweight position in utilities detracted from returns. Utilities, particularly natural gas companies, fared well amid investor demand for energy-related stocks.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Institutional Class	–13.48%	12.08%	—	10.59%
Allianz NFJ Dividend Value Fund Administrative Class	–13.67%	11.78%	—	10.30%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	4.83%
Lipper Equity Income Fund Average	–14.15%	8.10%	4.32%	4.32%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.67% for Institutional shares and 0.91% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	19.6%
Financial Services	14.7%
Consumer Discretionary	14.3%
Healthcare	10.3%
Consumer Staples	9.1%
Industrial	8.1%
Information Technology	6.2%
Materials	5.6%
Other	7.2%
Cash & Equivalents — net	4.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$899.40	$898.70	$1,021.53	$1,020.29
Expenses Paid During Period	$3.16	$4.34	$3.37	$4.62

For each class of the Fund, expenses are equal to the expense ratio for the class (0.67% for Institutional Class, 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-U.S. stocks declined, on average, in the 12-month period ended June 30, 2008. Concerns over record oil prices, carryover from the U.S. credit crisis, slowing global growth and rising inflation contributed to a cautious mood. The consumer discretionary and financials sectors suffered the brunt of the selloff. Energy issues advanced steadily, benefiting from soaring oil prices. With few exceptions, market averages for industrial economies fell. Emerging markets stocks delivered positive returns, on average.

•

An overweight position and stock selections among energy companies contributed most significantly to outperformance of the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of South Africa’s Sasol rose on forecasted annual earnings growth of between 40% and 50%. Sasol, the leading global supplier of synthetic fuels, licenses technology to convert coal into liquid fuels.

•

Among materials companies, shares of Fording Canadian Coal advanced as the commodity’s price rose on surging global demand. The company forecast coal prices to double in the coming year. Rising crop prices and unprecedented demand for crop inputs sent Agrium’s shares higher. The Canadian agricultural chemicals distributor said fertilizer prices are rising faster than any other raw material used by farmers.

•	Underweight positions in the financials sector benefited returns as the Fund avoided fallout from mounting losses at large banks and insurers.

•

In telecommunications, shares of SK Telecom fell as the company battled to protect market share. SK earnings deteriorated as South Korea’s largest mobile phone operator offered subsidies on new handsets to stave off rivals.

•

Among utilities, shares of Korea Electric Power fell on fears the company could post its first annual operating loss. Earnings were impacted by record energy prices and the company’s inability to raise rates.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Institutional Class	0.70%	27.11%	—	27.93%
MSCI AC World Index Ex-US	–6.64%	18.94%	—	20.38%
Lipper International Multi-Cap Value Fund Average	–14.36%	15.84%	6.69%	17.38%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.06% for Institutional shares and 1.31% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Canada	15.5%
United Kingdom	13.1%
Brazil	7.9%
Korea (Republic of )	7.3%
Germany	5.2%
Mexico	4.5%
Netherlands	4.4%
Taiwan	4.4%
Other	30.9%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$952.20	$1,019.64
Expenses Paid During Period	$5.10	$5.27

Expenses are equal to the ratio (1.05% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

An underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the benchmark. The Fund boosted relative returns by avoiding fallout from mounting losses for banks and insurers.

•

Stock selections and an overweight position in the materials sector benefited Fund returns. Shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa, steel producer Nucor and Dow Chemical benefited from this environment.

•

Among industrials, shares of Burlington Northern rose on higher rail transport volumes of coal, ethanol and other commodities. Waste Management, the largest US garbage hauler and landfill operator, boosted returns with margin improvements from price hikes to offset higher diesel fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. The Fund’s positions in broadcaster CBS and cruise operator Carnival also detracted from returns.

•

An underweighting of the energy sector negatively contributed to performance relative to the benchmark. Refiners struggled with lower profit margins as crude oil prices rose faster than the prices of refined products. The nation’s largest independent refiner, Valero, ended the year lower due to a drop in profits resulting from the margin squeeze.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Institutional Class	–16.35%	10.60%	—	9.19%
Allianz NFJ Large-Cap Value Fund Administrative Class	–16.66%	10.32%	—	8.91%
Russell Top 200 Value Index	–19.35%	7.19%	3.49%	2.47%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	3.90%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.72% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.3%
Energy	18.9%
Consumer Discretionary	9.1%
Materials & Processing	10.1%
Industrial	9.8%
Healthcare	8.4%
Consumer Staples	7.6%
Telecommunication Services	7.0%
Other	8.7%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$876.43	$875.70	$1,021.38	$1,020.14
Expenses Paid During Period	$3.27	$4.43	$3.52	$4.77

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections among healthcare companies weighed most heavily on Fund performance. Biovail shares fell as a result of legal problems for the maker of the popular antidepressant Wellbutrin XL. Omnicare’s share price weakened on lower earnings due to litigation costs, changing Medicare reimbursement policies and shifting consumer preference to generic drugs. The company sells pharmaceuticals to nursing homes.

•

Underweight positions in two strongly-performing sectors, materials and utilities, detracted from returns. Global demand for coal and steel has led to higher prices, driving up the value of many domestic materials companies. Similarly, the world’s burgeoning demand for grains and oilseeds led to robust financial results for fertilizer materials suppliers. Utilities, particularly natural gas companies, fared well amid continued investor demand for energy-related stocks.

•

An overweight position in the energy sector boosted returns versus the benchmark. Chesapeake Energy’s natural gas operations in the Haynesville Shale region of Louisiana boosted share prices. Higher natural gas prices and improved technology allow extraction from shale through a process that was too difficult and expensive until recently. Although gas prices have not risen as rapidly as oil prices, the spread is narrowing. Demand for natural gas, one of the cleanest fossil fuels, is expected to increase.

•

Stock selections among consumer staples boosted returns. Corn refiner Corn Products Intl. rose on higher profits, boosted by strong sales in South America and its announced acquisition by agribusiness giant Bunge Ltd. Shares of SuperValu grocery stores also advanced on healthy profit reports.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Institutional Class	–17.79%	—	—	–0.96%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	–0.53%
Lipper Mid-Cap Value Fund Average	–16.89%	11.42%	8.37%	0.54%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.86%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	22.2%
Industrial	14.5%
Consumer Discretionary	13.3%
Energy	10.2%
Utilities	7.7%
Materials	7.5%
Consumer Staples	7.3%
Information Technology	6.4%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$910.60	$1,020.49
Expenses Paid During Period	$4.18	$4.42

Expenses are equal to the ratio (0.88% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the index. Shares of Nationwide Health Properties rose on reports of solid growth in revenues and earnings. The real estate investment trust, which specializes in senior living facilities, expanded into the medical office segment during the year. Potlatch, a real estate trust that owns 1.7 million acres of timberland, boosted value with announced plans to spin-off pulp and paper businesses to focus on core timberland investments.

•

An underweight position in the consumer discretionary sector proved beneficial for the Fund, as investors began to shun companies whose performance is likely to be negatively impacted by a softening economy. Holdings in the materials sector boosted performance. Shares of iron ore producer Cleveland-Cliffs advanced on rising prices and demand for steel. Higher demand globally gave pricing power to domestic producers. Agnico Eagle Mines shares rallied on rising profits due to record bullion prices. The Canadian gold producer is planning a five-fold increase in gold output in the next three years.

•

Among utilities, natural gas companies fared well. National Fuel Gas shares climbed steadily with the announcement of record earnings from its exploration and production business. Likewise, Energen shares were up after the company raised its 2008 and 2009 forecasts due to rising commodity prices and increased production.

•	An underweight position in the energy sector detracted from Fund performance. Record prices for crude oil, which almost tripled in the first six months of 2008, drove oil companies to new highs.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Institutional Class	–6.63%	15.04%	10.91%	13.58%
Allianz NFJ Small-Cap Value Fund Administrative Class	–6.84%	14.55%	10.51%	13.22%
Russell 2000 Value Index	–21.63%	10.02%	7.47%	12.34%
Lipper Small-Cap Value Fund Average	–19.62%	10.34%	7.66%	11.30%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.82% for Institutional shares and 1.07% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Industrial	19.5%
Financial Services	18.0%
Energy	13.2%
Utilities	12.2%
Materials	11.6%
Consumer Discretionary	6.5%
Consumer Staples	6.4%
Healthcare	3.5%
Other	1.6%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$977.90	$976.70	$1,020.74	$1,019.49
Expenses Paid During Period	$4.08	$5.31	$4.17	$5.42

For each class of the Fund, expenses are equal to the expense ratio for the class (0.83% for Institutional Class, 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. The remaining covered call portion of the Fund intends to enhance income potential as well as reduce return volatility.

•	Stocks declined over the past year reflecting investor concerns about credit-market conditions, surging oil prices, inflation and slowing economic growth.

•

Relative performance was hindered over the year by stock selection in Financials. Shares of investment bank Lehman Brothers fell as the company marked down assets and reported a quarterly loss in challenging credit-market conditions. Bond insurer MBIA fell in response to losses posted throughout the period and investor concerns that its credit rating might be downgraded.

•

Telecommunications Services stock selection also detracted from performance. Telecom services provider SprintNextel was down on market concerns about the company’s market share. NII Holding saw its stock sell off on investor worries about increased spending for the next-generation wireless build and heightened competition.

•

Relative performance benefited from both stock selection and an overweighting in Technology. Internet search and advertising firm Google advanced on strong revenue and earnings growth. Credit card and transaction processing company MasterCard rose on strong earnings as the company capitalized on growth opportunities in international and emerging markets.

•	Stock selection in Materials also aided performance. Fertilizer producer Mosaic rose on higher earnings driven by sharply higher prices for its products.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Institutional Class	–13.13%	7.83%	6.59%	10.99%
Allianz OCC Equity Premium Strategy Fund Administrative Class	–13.36%	7.58%	6.30%	10.69%
S&P 500 Index	–13.12%	7.58%	2.88%	9.79%
Lipper Large-Cap Core Fund Average	–12.23%	6.84%	2.51%	8.57%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.88% for Institutional shares and 1.13% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.2%
Energy	14.9%
Healthcare	13.4%
Financial Services	12.0%
Consumer Staples	6.2%
Materials & Processing	5.6%
Telecommunications	5.2%
Capital Goods	5.0%
Other	14.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$885.70	$883.50	$1,020.49	$1,019.24
Expenses Paid During Period	$4.13	$5.99	$4.42	$5.67

For each class of the Fund, expenses are equal to the expense ratio for the class (0.88% for Institutional Class, 1.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	17

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, large-cap growth stocks best mitigated losses. As measured by the Russell 1000 Growth Index, energy and materials stocks dramatically outperformed, while consumer discretionary, financial and telecom stocks posted the biggest losses.

•

The Fund’s performance relative to the index was largely due to stock selection across several market sectors, most notably health care. Biopharmaceutical company Celgene received regulatory approval for its Pharmion acquisition, and reported sharply higher revenues. Also in health care, biopharmaceutical company Gilead Sciences benefited as its HIV medication was found to be more effective than competing drugs.

•

The Fund outperformed the index in the technology, energy, materials and consumer discretionary sectors. In technology, credit card company Mastercard benefited from continued secular growth as the consumer has moved from cash and checks to credit cards. In energy, independent oil and gas company EOG Resources reported higher quarterly production and benefited from record crude oil prices. In materials, Mosaic and Monsanto outperformed, while in consumer discretionary, Hilton Hotels was the top contributor. The Fund’s significant underweight to consumer discretionary throughout much of the trailing year also contributed meaningfully to returns.

•

Financials and industrials were the Fund’s largest detractors relative to the index. Investment bank Lehman Brothers declined on liquidity concerns, while MGIC Investment depreciated as a result of rising mortgage delinquencies and home foreclosures. In industrials, regional airliner Ryanair Holdings warned of lower profits due to higher fuel costs and weaker consumer spending. Our overweighting to financials also curtailed returns during the trailing year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Institutional Class	–0.46%	11.31%	2.38%	12.02%
Allianz OCC Growth Fund Administrative Class	–0.75%	11.03%	2.08%	11.72%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	10.83%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	12.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.76% Institutional shares and 1.01% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	32.0%
Healthcare	22.6%
Energy	13.5%
Financial Services	7.1%
Consumer Staples	5.8%
Capital Goods	4.1%
Telecommunications	3.0%
Chemicals	2.4%
Other	7.7%
Cash & Equivalents — net	1.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$928.20	$926.70	$1,021.03	$1,019.79
Expenses Paid During Period	$3.69	$4.89	$3.87	$5.12

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC International Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC International Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of non-U.S. issuers which the portfolio manager believes are undervalued in the marketplace. The Fund invests primarily in companies with market capitalizations of greater than $5 billion, although it may also invest in smaller-capitalization companies.

•	Non-U.S. stocks in general had delivered strong returns for the past five years, however the markets were weak with broad-based declines during this reporting period.

•

The Fund’s relative performance was hindered by stock selection in Materials. Rhodia’s stock price declined after the company lowered its 2008 earnings forecast, mainly due to a weaker US dollar and higher raw material costs. Other detractors include Rio Tinto.

•

Stock selection in Financials also detracted from the Fund’s performance. Financial market operator Hellenic Exchanges in Greece declined in response to weak trading on the Greek stock market and weakness in exchanges worldwide. Additionally, financial services company Orix fell with other consumer lending firms due to credit cost concerns.

•

Performance benefited primarily from Energy stock selection and overweight. Brazilian oil company Petroleo Brasileiro (Petrobras) and natural gas giant Gazprom in Russia advanced as oil prices hit record highs. Likewise, oil major BP in the UK reported strong first quarter earnings, ahead of Wall Street expectations.

•	Stock selection in Industrials also benefited returns. Seamless-steel tube manufacturer Vallourec in France rose sharply in response to higher product pricing and strong end demand.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (07/05/06)
Allianz OCC International Equity Fund Institutional Class	–12.04%	—	—	5.22%
MSCI EAFE Index	–10.61%	16.67%	5.83%	6.29%
Lipper International Multi-Cap Value Fund Average	-14.36%	15.84%	6.69%	4.27%

†The Fund began operations on 07/05/06. Index comparisons began on 06/30/06.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.07%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

United Kingdom	17.5%
Japan	16.7%
France	15.5%
Australia	8.3%
Switzerland	6.4%
Germany	5.8%
Greece	5.5%
Russia	4.7%
Other	17.7%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$872.60	$1,019.44
Expenses Paid During Period	$5.07	$5.47

Expenses are equal to the ratio (1.09% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Opportunity Fund seeks capital appreciation with no consideration given to income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, small-cap growth stocks sharply outperformed their value peers. As measured by the Russell 2000 Growth Index, energy stocks dramatically outperformed, while utilities were the only other sector to appreciate. Consumer discretionary, telecom, technology and financial stocks posted the biggest losses.

•

The Fund underperformed the index due to stock selection in industrials, health care, consumer discretionary and financials. The Fund’s weakness in industrials was broad-based, but one of the largest relative underperformers was Panama-based airline operator Copa Holdings, which reported lower revenues and higher costs as competition increased.

•

In healthcare, specialty pharmaceutical company Indevus Pharmaceuticals was hurt when the FDA requested an additional safety study for Nebido, the company’s testosterone drug. In consumer discretionary, casino operator Pinnacle Entertainment was hurt by a challenging consumer environment and accordingly less foot traffic.

•

The Fund’s stock selection in energy significantly mitigated losses elsewhere. Independent oil and gas companies Petrohawk Energy and Goodrich Petroleum acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth. Independent oil and gas companies Quicksilver Resources and PetroQuest Energy also outperformed, rising on strong well results and increased natural gas production forecasts.

•	The Fund’s overweighting in energy, healthcare and industrials, and underweighting to consumer discretionary and financials also helped performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Institutional Class	–17.73%	11.40%	5.10%	13.08%
Allianz OCC Opportunity Fund Administrative Class	–17.88%	11.15%	4.89%	12.82%
Russell 2000 Growth Index	–10.83%	10.37%	2.80%	7.37%
Lipper Small-Cap Growth Fund Average	–13.53%	9.06%	5.11%	7.73%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.17% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.7%
Energy	18.0%
Healthcare	16.7%
Commercial Services	8.6%
Transportation	8.4%
Consumer Services	7.6%
Consumer Discretionary	4.7%
Capital Goods	3.7%
Other	11.8%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$854.40	$854.10	$1,020.29	$1,019.10
Expenses Paid During Period	$4.24	$5.35	$4.62	$5.82

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell Mid Cap Value Index, energy and materials stocks posted the biggest gains, financials and consumer discretionary stocks had the largest losses.

•

Energy stocks were the biggest contributors to overall Fund performance for the period. Offshore energy production and processing equipment FMC Technologies was the top contributor to relative performance, benefitting from continued strong growth in the global market for oil and gas infrastructure. Independent oil and gas company Petrohawk Energy was also a major contributor, advancing on higher prices and continued favorable drilling results at the Haynesville Shale natural gas property in Louisiana.

•

Among materials stocks, fertilizer producer Mosaic was a top contributor, rising sharply as prices for its products continued to escalate, driven by record demand and tight supplies. Cleveland-Cliffs, which supplies iron ore to the steel industry, also advanced on higher prices for its products.

•

Managed health care service provider Health Net Inc. was the biggest detractor from performance for the period, falling on concerns about medical cost inflation and lowered earnings expectations from a number of peers. Other detractors in the health care sector included managed care provider Coventry Health Care Inc. and research-based pharmaceutical company Sepracor Inc.

•

Financial stocks detracted from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Institutional Class	–12.60%	9.93%	9.76%	12.74%
Allianz OCC Renaissance Fund Administrative Class	–12.83%	9.65%	9.56%	12.50%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	12.72%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	10.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 0.85% for Institutional shares and 1.11% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.2%
Utilities	15.3%
Energy	13.3%
Technology	6.8%
Materials & Processing	6.4%
Aerospace	5.8%
Consumer Staples	3.8%
Capital Goods	3.7%
Other	17.6%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$893.60	$892.70	$1,020.84	$1,019.59
Expenses Paid During Period	$3.81	$4.99	$4.07	$5.32

For each class of the Fund, expenses are equal to the expense ratio for the class (0.81% for Institutional Class, 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	21

Allianz OCC Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Small-Cap Value Fund seeks long term growth of capital by normally investing at least 80% of its assets in the common stocks of companies with market capitalizations less than $3 billion that the portfolio manager believes are undervalued in the marketplace.

•

The stock market declined since the Fund’s inception on November 1, 2007 in response to continued turmoil in the housing and credit markets, the slowing of economic growth, and investor concerns about record crude oil prices. As measured by the Russell 2000 Value Index, energy and materials stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Boston Private Financial Holding (investment management and private banking) was the biggest detractor, falling on increased loan losses and investor concerns about credit market conditions. RAM Holdings (financial guaranty reinsurance) declined on concerns about a possible credit-rating downgrade.

•

Rising oil prices, which helped our energy investments, had a negative impact on several industrial holdings including Republic Airways and AAR Corp., the two biggest detractors. Republic is a regional airline which serves as a feeder for five major air carriers, while AAR provides parts inventory management and maintenance services to the airline industry.

•

Among consumer discretionary stocks, children’s clothing retailer Gymboree was the top contributor. The stock had sold off in 2007 on investor concerns about a weak retailing environment, but rebounded sharply in the first quarter as the company posted strong results. Specialty retailer of casual apparel Aeropostale also delivered strong results in a difficult retail environment.

•

The Fund performed well in the energy sector, led by investments in independent oil and gas companies EXCO Resources and Rosetta Resources. Both reported strong results driven by higher energy prices. EXCO is focused on the acquisition and development of low-risk reserves in East Texas/North Louisiana, Rosetta is primarily a natural gas company with properties in the Sacramento Basin of California, South Texas, the Gulf of Mexico and the Rocky Mountains.

Average Annual Total Return for the period ended June 30, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception*† (11/01/07)
Allianz OCC Small-Cap Value Fund Institutional Class	–11.83%	—	—	—	–15.53%
Russell 2000 Value Index	–9.84%	–21.63%	10.02%	7.47%	–17.30%
Lipper Small-Cap Value Fund Average	–12.20%	–19.62%	10.34%	7.66%	–15.57%

†The Fund began operations on 11/01/07. Index comparisons began on 10/31/07.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 8.19%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

*Cumulative return

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	27.7%
Consumer Discretionary	10.2%
Energy	9.2%
Healthcare	7.4%
Technology	7.1%
Consumer Services	6.8%
Utilities	6.7%
Commercial Services	4.5%
Other	16.8%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$881.70	$1,020.49
Expenses Paid During Period	$4.12	$4.42

For each class of the Fund, expenses are equal to the expense ratio for the class (0.88% for Institutional Class, 1.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation with no consideration given to income by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion at the time of investment although it may invest in companies of any size.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, mid-cap growth stocks sharply outperformed their value peers. As measured by the Russell Midcap Growth Index, energy stocks dramatically outperformed, while utilities and materials slightly appreciated. Consumer discretionary, telecom and financial stocks posted the biggest losses.

•

The Fund outperformed the index due to stock selection across several market sectors, most notably energy. Independent oil and gas company Petrohawk Energy acquired significant acreage in the desirable Haynesville Shale, which likely will lead to visible and long term reserve and production growth, while Quicksilver Resources rose on strong well results and increased natural gas production forecasts.

•

The Fund also outperformed in the health care, materials and consumer discretionary sectors. In health care, surgical device manufacturer Intuitive Surgical reported robust instrument revenues and rampant earnings growth. In materials, phosphate and potash producer Mosaic outperformed on strong demand and sharply higher prices for the company’s fertilizer products. Crocs, New Oriental Education & Technology and Hilton Hotels boosted the consumer discretionary sector.

•

Financials, telecom and technology stocks were the Fund’s largest detractors relative to the index. In financials, specialized finance company CapitalSource reported mortgage-backed security-related losses, while in telecom, Latin American wireless telecom services provider NII Holdings underperformed due to worries about increased spending on the next-generation wireless build. VMWare and Akamai Technologies led the technology sector lower.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Institutional Class	1.73%	14.12%	7.98%	12.38%
Allianz OCC Target Fund Administrative Class	1.46%	13.86%	7.83%	12.17%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.47%
Lipper Mid-Cap Growth Fund Average	-5.67%	11.19%	5.31%	9.01%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.81% for Institutional shares and 1.06% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.3%
Energy	21.2%
Healthcare	13.2%
Consumer Services	12.1%
Financial Services	6.6%
Telecommunications	5.5%
Chemicals	4.3%
Consumer Discretionary	3.7%
Other	8.2%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$965.90	$964.70	$1,020.84	$1,019.58
Expenses Paid During Period	$3.96	$5.18	$4.07	$5.32

For each class of the Fund, expenses are equal to the expense ratio for the class (0.81% for Institutional Class, 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	23

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and utilities stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

•	Among consumer discretionary stocks, homebuilders Lennar Corp. and Centex Corp. were the biggest detractors from Fund performance, reflecting the impact of the housing downturn.

•

Among health care stocks, Wellpoint Inc. was the biggest detractor as the health insurer cut its 2008 earnings forecast modestly, citing several factors, including medical costs, lower fully insured enrollment and a weak economy.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, performed well. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included data storage company EMC.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Institutional Class	–33.16%	4.89%	6.03%	10.54%
Allianz OCC Value Fund Administrative Class	–33.34%	4.64%	5.75%	10.25%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	10.80%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	9.29%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.70% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.0%
Energy	24.9%
Capital Goods	10.8%
Consumer Staples	10.6%
Healthcare	9.2%
Utilities	5.4%
Aerospace	5.2%
Consumer Discretionary	1.5%
Other	2.1%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$740.20	$739.50	$1,021.28	$1,020.04
Expenses Paid During Period	$3.12	$4.52	$3.62	$4.87

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	Allianz Funds

Schedule of Investments

Allianz Global Investors Multi-Style Fund

June 30, 2008

	Shares	Value (000s)

ALLIANZ FUNDS (a)(b)—43.2%
CCM Capital Appreciation	137,509	$2,584
CCM Mid-Cap (d)	91,322	2,454
NACM International	1,567,896	29,476
NFJ Large-Cap Value	793,117	13,301
NFJ Small-Cap Value	141,950	4,270
OCC Growth (d)	78,101	2,019
OCC Opportunity (d)	301,224	5,799
OCC Renaissance	1,036,876	17,336
OCC Target (d)	134,146	3,193
RCM Large-Cap Growth	1,824,675	24,049
RCM Mid-Cap (d)	5,600,869	15,738

Total Allianz Funds (cost—$110,858)		120,219

PIMCO FUNDS (a)(c)—57.1%
Foreign Bond (U.S. Dollar-Hedged)	368,611	3,697
High Yield	772,787	6,978
Japanese StocksPLUS Total Return Strategy (d)	407,121	4,096
Short-Term	1,215,828	11,915
StocksPLUS	3,946,824	37,061
Total Return	8,939,094	95,022

Total PIMCO Funds (cost—$160,277)		158,769

Total Investments (cost—$271,135)—100.3%		$278,988

Liabilities in excess of other assets—(0.3%)		(981)

Net Assets—100.0%		$278,007

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.7%
Aerospace—3.2%
Boeing Co.	164,131	$10,787
General Dynamics Corp.	237,960	20,036
Lockheed Martin Corp.	179,530	17,712

		48,535

Building/Construction—2.5%
Foster Wheeler Ltd. (c)	251,880	18,425
Jacobs Engineering Group, Inc. (c)	227,750	18,379

		36,804

Capital Goods—7.6%
Honeywell International, Inc.	328,520	16,518
Manitowoc Co., Inc. (e)	434,390	14,131
McDermott International, Inc. (c)	385,370	23,850
Parker Hannifin Corp.	282,895	20,176
SPX Corp.	193,590	25,502
Textron, Inc.	311,300	14,921

		115,098

Chemicals—3.9%
Celanese Corp.	415,510	18,972
Monsanto Co. (e)	166,830	21,094
Mosaic Co. (c)	125,650	18,182

		58,248

Communications—1.0%
Omnicom Group, Inc. (e)	350,440	15,728

Consumer Discretionary—3.7%
Coach, Inc. (c)	599,660	17,318
McDonald’s Corp.	334,120	18,784
Nike, Inc., Class B	333,120	19,858

		55,960

Consumer Services—1.7%
Accenture Ltd., Class A	572,260	23,302
Owens-Illinois, Inc. (c)	59,188	2,468

		25,770

Consumer Staples—6.9%
Bunge Ltd. (e)	199,790	21,516
Coca-Cola Co.	360,250	18,726
ConAgra Foods, Inc.	431,380	8,317
General Mills, Inc.	311,080	18,904
Kroger Co.	628,640	18,285
Philip Morris International, Inc.	364,980	18,026

		103,774

Electronics—2.4%
Amphenol Corp.	433,150	19,440
Tyco Electronics Ltd.	480,560	17,213

		36,653

Energy—13.3%
Apache Corp.	135,690	18,861
Devon Energy Corp.	163,500	19,646
El Paso Corp.	1,094,280	23,789
ENSCO International, Inc.	283,140	22,861
First Solar, Inc. (c)	66,650	18,112
FMC Technologies, Inc. (c)(e)	282,620	21,742
Hess Corp.	150,450	18,985
Occidental Petroleum Corp.	204,380	18,366
Southwestern Energy Co. (c)	425,030	20,236
Williams Cos., Inc.	451,890	18,164

		200,762

	Shares	Value (000s)

Financial Services—5.7%
AFLAC, Inc.	287,550	$18,122
Assurant, Inc.	269,130	17,752
Chubb Corp.	312,110	15,296
MetLife, Inc.	303,340	16,007
Northern Trust Corp.	265,350	18,195

		85,372

Healthcare—10.3%
Baxter International, Inc.	367,740	23,513
Becton Dickinson & Co.	214,700	17,455
Boston Scientific Corp. (c)	1,509,790	18,555
C.R. Bard, Inc.	190,070	16,717
Genentech, Inc. (c)	305,700	23,203
Gilead Sciences, Inc. (c)	379,950	20,118
Johnson & Johnson	287,770	18,515
St. Jude Medical, Inc. (c)	429,500	17,558

		155,634

Industrial—1.2%
Deere & Co.	251,140	18,115

Materials & Processing—2.7%
Freeport-McMoRan Copper & Gold, Inc. (e)	174,400	20,438
Nucor Corp.	274,020	20,461

		40,899

Multi-Media—2.1%
Viacom, Inc., Class B (c)	474,940	14,505
Walt Disney Co.	545,820	17,029

		31,534

Oil & Gas—2.5%
Exxon Mobil Corp.	231,700	20,420
Transocean, Inc. (c)	109,101	16,626

		37,046

Retail—3.2%
GameStop Corp., Class A (c)	376,160	15,197
Gap, Inc. (e)	974,880	16,251
TJX Cos., Inc. (e)	554,100	17,438

		48,886

Technology—24.8%
Activision, Inc. (c)	626,670	21,351
Adobe Systems, Inc. (c)(e)	512,050	20,170
American Tower Corp., Class A (c)	450,080	19,016
Analog Devices, Inc.	556,870	17,692
Apple, Inc. (c)	137,560	23,033
BMC Software, Inc. (c)(e)	580,690	20,905
Broadcom Corp., Class A (c)	726,030	19,813
CA, Inc. (e)	741,300	17,117
Dell, Inc. (c)(e)	836,270	18,297
DIRECTV Group, Inc. (c)	729,530	18,902
eBay, Inc. (c)	626,670	17,127
Emerson Electric Co.	420,760	20,806
International Business Machines Corp.	237,120	28,106
MasterCard, Inc., Class A (e)	56,070	14,888
Microsoft Corp.	665,800	18,316
Oracle Corp. (c)(e)	966,580	20,298
Symantec Corp. (c)(e)	1,029,880	19,928
Thermo Fisher Scientific, Inc. (c)	346,240	19,296
Xilinx, Inc.	767,820	19,387

		374,448

Total Common Stock (cost—$1,405,335)		1,489,266

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.2%
Collateral Invested for Securities on Loan (d)—9.2%
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*,
2.54%	$10,000	$8,210
2.56%	5,000	4,105
Calyon,
2.75% due 7/1/08	35,000	35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	16,675	16,675
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Northern Rock PLC,
2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910

		138,264

Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $45,057; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $24,718 including accrued interest, Freddie Mac Discount Note, 1.609%, due 7/28/08 valued at $18,916 including accrued interest and Freddie Mac, 4.125%, due 6/23/10 valued at $2,322 including accrued interest (cost—$45,055)	45,055	45,055

Total Short-Term Investments (cost—$189,033)		183,319

Total Investments (cost—$1,594,368)—110.9%		1,672,585

Liabilities in excess of other assets—(10.9%)		(164,365)

Net Assets—100.0%		$1,508,220

26	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $139,651; cash collateral of $143,787 was received with which the Fund purchased short-term investments.

(f) Fair valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	27

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace—2.2%
Heico Corp. (d)	73,443	$2,390
TransDigm Group, Inc. (b)	81,230	2,728

		5,118

Capital Goods—5.5%
AZZ, Inc. (b)(d)	70,080	2,796
Chart Industries, Inc. (b)	52,190	2,539
Koppers Holdings, Inc.	52,960	2,217
Lindsay Corp. (d)	16,190	1,376
Polypore International, Inc. (b)	46,990	1,190
Robbins & Myers, Inc.	49,180	2,453

		12,571

Chemicals—1.7%
NewMarket Corp. (d)	25,620	1,697
Sensient Technologies Corp. (d)	79,760	2,246

		3,943

Commercial Services—3.7%
American Public Education, Inc. (b)	56,390	2,202
CBIZ, Inc. (b)	240,800	1,914
CoStar Group, Inc. (b)(d)	39,360	1,750
Exponent, Inc. (b)	53,109	1,668
K12, Inc. (b)	48,130	1,031

		8,565

Consumer Discretionary—10.5%
Boston Beer Co., Inc. (b)	43,910	1,786
Buckle, Inc.	27,220	1,245
CEC Entertainment, Inc. (b)	62,890	1,761
Deckers Outdoor Corp. (b)(d)	11,990	1,669
Fred’s, Inc., Class A	153,280	1,723
Gymboree Corp. (b)	80,270	3,217
Hibbett Sports, Inc. (b)	85,280	1,799
New York & Co., Inc. (b)	215,620	1,969
Perry Ellis International, Inc. (b)	111,580	2,368
Skechers U.S.A., Inc., Class A (b)	87,570	1,730
True Religion Apparel, Inc. (b)(d)	107,430	2,863
Unifirst Corp.	44,640	1,994

		24,124

Consumer Services—6.1%
CDI Corp.	115,730	2,944
Interactive Data Corp.	66,510	1,671
MAXIMUS, Inc. (d)	32,740	1,140
Navigant Consulting, Inc. (b)	104,730	2,049
TeleTech Holdings, Inc. (b)	132,170	2,638
TNS, Inc. (b)	155,490	3,726

		14,168

Consumer Staples—1.7%
Inter Parfums, Inc. (d)	115,020	1,725
Spartan Stores, Inc. (d)	97,150	2,235

		3,960

Energy—13.6%
Approach Resources, Inc. (b)	86,280	2,311
Bois d’Arc Energy, Inc. (b)	51,260	1,246
Callon Petroleum Co. (b)	74,770	2,046
Concho Resources, Inc. (b)	63,860	2,382
Grey Wolf, Inc. (b)	259,300	2,341
Lufkin Industries, Inc.	22,450	1,870
Petroquest Energy, Inc. (b)	120,170	3,233
Rosetta Resources, Inc. (b)	43,790	1,248
Stone Energy Corp. (b)	40,840	2,692
T-3 Energy Services, Inc. (b)	31,080	2,470
Trico Marine Services, Inc. (b)(d)	65,720	2,394
TXCO Resources, Inc. (b)(d)	107,240	1,261

	Shares	Value (000s)

Warren Resources, Inc. (b)	144,340	$2,119
Willbros Group, Inc. (b)(d)	83,940	3,677

		31,290

Environmental Services—3.0%
American Ecology Corp.	78,880	2,329
Calgon Carbon Corp. (b)(d)	110,100	1,702
Darling International, Inc. (b)	167,740	2,771

		6,802

Financial Services—5.8%
Amerisafe, Inc. (b)	216,365	3,449
FCStone Group, Inc. (b)(d)	81,540	2,277
Lakeland Bancorp, Inc. (d)	130,870	1,594
LTC Properties, Inc., REIT	130,870	3,345
MainSource Financial Group, Inc.	84,200	1,305
Mission West Properties, Inc., REIT	120,430	1,320

		13,290

Healthcare—6.5%
Conmed Corp. (b)	103,760	2,755
CryoLife, Inc. (b)(d)	279,200	3,194
Kensey Nash Corp. (b)(d)	76,950	2,466
Merit Medical Systems, Inc. (b)	155,430	2,285
Vital Signs, Inc.	38,130	2,165
Zoll Medical Corp. (b)	59,410	2,000

		14,865

Insurance—1.8%
American Physicians, Inc. (d)	34,740	1,683
Ehealth, Inc. (b)(d)	38,110	673
Navigators Group, Inc. (b)	34,950	1,889

		4,245

Materials & Processing—5.0%
CIRCOR International, Inc. (d)	65,380	3,203
Kaiser Aluminum Corp.	17,205	921
Olympic Steel, Inc.	43,380	3,293
Rock-Tenn Co., Class A	73,310	2,199
Universal Stainless & Alloy (b)	51,930	1,923

		11,539

Technology—26.2%
1-800-FLOWERS.COM, Inc., Class A (b)	144,510	932
Advent Software, Inc. (b)	73,050	2,636
Anadigics, Inc. (b)(d)	103,430	1,019
AsiaInfo Holdings, Inc. (b)	203,710	2,408
Badger Meter, Inc. (d)	77,850	3,934
DivX, Inc. (b)	129,790	953
Double-Take Software, Inc. (b)	135,480	1,861
EMS Technologies, Inc. (b)	95,250	2,080
EnerSys (b)	93,200	3,190
eResearchTechnology, Inc. (b)	174,610	3,045
Greenfield Online, Inc. (b)	216,450	3,229
Harmonic, Inc. (b)	227,080	2,160
Interwoven, Inc. (b)	236,850	2,845
JDA Software Group, Inc. (b)(d)	196,370	3,554
Manhattan Associates, Inc. (b)	78,290	1,858
Monolithic Power Systems, Inc. (b)	115,720	2,502
Multi-Fineline Electronix, Inc. (b)(d)	55,590	1,538
Netflix, Inc. (b)(d)	56,430	1,471
Pericom Semiconductor Corp. (b)	125,060	1,856
Radiant Systems, Inc. (b)	198,710	2,132
S1 Corp. (b)	338,490	2,562
SPSS, Inc. (b)	61,670	2,243
SYNNEX Corp. (b)(d)	113,500	2,848
Techwell, Inc. (b)	149,800	1,845
Ultratech, Inc. (b)	88,340	1,371
Volterra Semiconductor Corp. (b)	128,140	2,212
Websense, Inc. (b)	124,820	2,102

		60,386

	Shares	Value (000s)

Transportation—2.2%
Forward Air Corp. (d)	56,550	$1,957
TBS International Ltd. (b)(d)	41,310	1,650
Textainer Group Holdings Ltd.	79,480	1,552

		5,159

Utilities—2.0%
El Paso Electric Co. (b)	112,150	2,220
South Jersey Industries, Inc.	61,340	2,292

		4,512

Total Common Stock (cost—$214,828)		224,537

SHORT-TERM INVESTMENTS—19.5%
Collateral Invested for Securities on Loan (c)—19.5%
Allianz Dresdner Daily Asset Fund (e)	22,336,458	22,336

	Principal Amount (000s)
Deutsche Bank,
2.50% due 7/1/08	$9,000	9,000
Lloyds Bank,
2.50% due 7/1/08	8,473	8,473
Morgan Stanley,
2.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC,
2.528% due 8/1/08, FRN (a)(f)	2,000	2,000

Total Short-Term Investments (cost—$44,809)		44,809

Total Investments (cost—$259,637)—117.0%		269,346

Liabilities in excess of other assets—(17.0%)		(39,090)

Net Assets—100.0%		$230,256

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $43,288; cash collateral of $44,793 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—2.5%
Lockheed Martin Corp.	34,150	$3,369

Building/Construction—5.8%
Jacobs Engineering Group, Inc. (a)	44,800	3,615
McDermott International, Inc. (a)	67,650	4,187

		7,802

Capital Goods—1.7%
Textron, Inc.	46,540	2,231

Chemicals—2.7%
Monsanto Co.	28,820	3,644

Communications—2.4%
Omnicom Group, Inc.	70,700	3,173

Consumer Discretionary—12.3%
CVS Corp.	82,310	3,257
McDonald’s Corp.	60,500	3,402
Nike, Inc., Class B	56,750	3,383
TJX Cos., Inc.	102,020	3,210
Urban Outfitters, Inc. (a)	104,720	3,266

		16,518

Consumer Services—2.9%
Accenture Ltd., Class A	96,020	3,910

Consumer Staples—1.8%
Coca-Cola Co.	47,990	2,495

Energy—16.8%
ENSCO International, Inc.	49,680	4,011
First Solar, Inc. (a)	11,270	3,075
Questar Corp.	58,830	4,179
Southwestern Energy Co. (a)	84,460	4,021
Transocean, Inc. (a)	23,510	3,583
Williams Cos., Inc.	94,070	3,792

		22,661

Financial Services—2.4%
Northern Trust Corp.	47,780	3,276

Healthcare—8.7%
Baxter International, Inc.	60,980	3,899
Genentech, Inc. (a)	51,480	3,907
Gilead Sciences, Inc. (a)	73,250	3,879

		11,685

Machinery—2.3%
Deere & Co.	43,240	3,119

Materials—5.5%
Freeport-McMoRan Copper & Gold, Inc.	31,690	3,714
Nucor Corp.	49,970	3,731

		7,445

Multi-Media—1.9%
Walt Disney Co.	83,880	2,617

Technology—27.3%
Activision, Inc. (a)	116,620	3,973
Apple, Inc. (a)	16,070	2,691
Broadcom Corp., Class A (a)	132,240	3,609
CA, Inc.	134,470	3,105
Emerson Electric Co.	63,880	3,159
International Business Machines Corp.	31,340	3,715
Microsoft Corp.	111,690	3,073
Oracle Corp. (a)	165,360	3,472
Symantec Corp. (a)	185,970	3,598

	Shares	Value (000s)

Thermo Fisher Scientific, Inc. (a)	58,180	$3,242
Xilinx, Inc.	126,960	3,206

		36,843

Total Common Stock (cost—$129,958)		130,788

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,053; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $1,075 including accrued interest (cost—$1,053)	$1,053	1,053

Total Investments (cost—$131,011)—97.8%		131,841

Other assets less liabilities—2.2%		2,966

Net Assets—100.0%		$134,807

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (c)(e)	179,051	$18,206

Automotive—1.0%
BorgWarner, Inc.	320,240	14,212

Capital Goods—10.0%
Fluor Corp.	93,275	17,357
Foster Wheeler Ltd. (c)	292,362	21,386
Gardner Denver, Inc. (c)	419,514	23,828
Harsco Corp.	306,200	16,660
Joy Global, Inc.	233,970	17,742
Manitowoc Co., Inc.	376,693	12,254
SPX Corp.	151,800	19,997
Textron, Inc.	284,152	13,619

		142,843

Chemicals—3.9%
Celanese Corp.	396,584	18,108
CF Industries Holdings, Inc.	107,480	16,423
FMC Corp.	271,603	21,033

		55,564

Consumer Discretionary—7.9%
Big Lots, Inc. (c)(e)	479,922	14,993
GameStop Corp., Class A (c)	351,612	14,205
John Wiley & Sons, Inc., Class A	380,158	17,119
Tiffany & Co.	373,670	15,227
TJX Cos., Inc.	515,520	16,223
Urban Outfitters, Inc. (c)(e)	570,017	17,779
Yum! Brands, Inc.	486,975	17,088

		112,634

Consumer Services—1.6%
Hewitt Associates, Inc., Class A (c)	523,732	20,075
Owens-Illinois, Inc. (c)	51,297	2,138

		22,213

Consumer Staples—5.0%
Bunge Ltd. (e)	177,760	19,143
Church & Dwight Co., Inc.	324,360	18,278
Hormel Foods Corp. (e)	423,413	14,654
UST, Inc. (e)	338,632	18,493

		70,568

Diversified Manufacturing—1.1%
Brink’s Co.	238,304	15,590

Electronics—1.1%
Trimble Navigation Ltd. (c)	447,530	15,977

Energy—15.0%
Arch Coal, Inc. (e)	343,825	25,797
Cimarex Energy Co. (e)	312,695	21,785
Denbury Resources, Inc. (c)	571,318	20,853
Dresser-Rand Group, Inc. (c)	445,600	17,423
FMC Technologies, Inc. (c)(e)	316,138	24,321
Helmerich & Payne, Inc.	349,455	25,168
Mirant Corp. (c)(e)	438,103	17,152
Noble Corp.	320,477	20,818
Noble Energy, Inc.	196,783	19,789
Pride International, Inc. (c)	421,235	19,920

		213,026

Financial Services—2.9%
Hudson City Bancorp, Inc.	902,157	15,048
Nasdaq Stock Market, Inc. (c)(e)	413,865	10,988
Northern Trust Corp.	225,324	15,451

		41,487

Healthcare—8.1%
C.R. Bard, Inc.	163,046	14,340
DENTSPLY International, Inc.	437,680	16,107

	Shares	Value (000s)

Edwards Lifesciences Corp. (c)	311,810	$19,345
Intuitive Surgical, Inc. (c)	51,895	13,980
St. Jude Medical, Inc. (c)	373,237	15,258
Techne Corp. (c)	234,840	18,174
Varian Medical Systems, Inc. (c)	345,370	17,907

		115,111

Industrial—0.9%
AGCO Corp. (c)(e)	250,415	13,124

Insurance—2.2%
Arch Capital Group Ltd. (c)	239,157	15,861
Unum Group	725,284	14,832

		30,693

Machinery—1.3%
Flowserve Corp.	139,952	19,131

Materials & Processing—3.6%
AK Steel Holding Corp.	305,775	21,099
Precision Castparts Corp.	136,240	13,129
Timken Co.	498,220	16,411

		50,639

Retail—5.7%
Advance Auto Parts, Inc.	435,240	16,900
BJ’s Wholesale Club, Inc. (c)	458,423	17,741
Burger King Holdings, Inc.	618,450	16,568
Dollar Tree Stores, Inc. (c)	502,900	16,440
Hanesbrands, Inc. (c)	501,684	13,616

		81,265

Technology—19.2%
Activision, Inc. (c)	634,813	21,628
Affiliated Computer Services, Inc., Class A (c)	330,852	17,697
Akamai Technologies, Inc. (c)(e)	559,630	19,470
Altera Corp.	889,620	18,415
Ametek, Inc.	378,420	17,869
Amphenol Corp.	418,647	18,789
Brocade Communications Systems, Inc. (c)	2,229,400	18,370
Dolby Laboratories, Inc., Class A (c)	389,510	15,697
Intersil Corp., Class A	600,730	14,610
LSI Logic Corp. (c)(e)	2,786,068	17,106
Marvell Technology Group Ltd. (c)	1,273,230	22,485
McAfee, Inc. (c)	495,196	16,852
Metavante Technologies, Inc. (c)	754,240	17,061
PerkinElmer, Inc.	638,786	17,790
Salesforce.com, Inc. (c)	269,010	18,355

		272,194

Utilities—1.6%
Energen Corp.	288,465	22,509

Total Common Stock (cost—$1,208,682)		1,326,986

SHORT-TERM INVESTMENTS—14.9%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—10.8%
Axon Financial Funding LLC, FRN, (a)(b)(f)(g)(h)(i)*,
2.438%	$7,000	5,747
2.54%	10,000	8,210

	Principal Amount (000s)	Value (000s)

Calyon,
2.75% due 7/1/08	$35,000	$35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	12,081	12,081
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN, (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 7/1/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910
Wells Fargo Bank NA,
2.25% due 7/1/08	15,000	15,000

		153,312

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $57,951; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $59,110 including accrued interest (cost—$57,948)	57,948	57,948

Total Short-Term Investments (cost—$217,332)		211,260

Total Investments (cost—$1,426,014)—108.3%		1,538,246

Liabilities in excess of other assets—(8.3%)		(116,883)

Net Assets—100.0%		$1,421,363

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

30	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $154,546; cash collateral of $159,165 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	31

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.8%
Consumer Discretionary—8.4%
Carnival Corp., UNIT	21,200	$699
Gannett Co., Inc.	24,200	524
Harley-Davidson, Inc. (d)	23,500	852
Whirlpool Corp.	12,200	753

		2,828

Consumer Staples—8.2%
Corn Products International, Inc.	22,200	1,090
Kimberly-Clark Corp.	13,800	825
SUPERVALU, Inc. (d)	26,600	822

		2,737

Energy—14.1%
Chevron Corp.	10,100	1,001
Cimarex Energy Co.	12,900	899
ConocoPhillips	11,000	1,038
Energy Coal Resources, Inc. (a)(b)(f)	26,000	407
Tesoro Corp. (d)	25,900	512
Tidewater, Inc. (d)	13,600	884

		4,741

Financial Services—20.0%
Allstate Corp.	18,500	843
Annaly Capital Management, Inc., REIT	50,500	783
Bank of America Corp.	22,600	540
CBL & Associates Properties, Inc., REIT	33,000	754
Hospitality Properties Trust, REIT	28,200	690
Key Corp. (d)	42,000	461
Lincoln National Corp.	16,400	743
Regions Financial Corp. (d)	39,300	429
Reinsurance Group of America, Inc.	18,300	797
RenaissanceRe Holdings Ltd.	15,500	692

		6,732

Healthcare—6.6%
Biovail Corp.	67,500	651
GlaxoSmithKline PLC ADR	18,900	836
Pfizer, Inc.	41,500	725

		2,212

Industrial—12.8%
3M Co.	11,000	766
General Electric Co.	25,700	686
Masco Corp.	44,200	695
Regal-Beloit Corp.	19,600	828
RR Donnelley & Sons Co.	25,300	751
Skywest, Inc.	44,000	557

		4,283

Information Technology—4.9%
Seagate Technology	45,600	872
Xerox Corp.	56,700	769

		1,641

Materials—7.5%
Alcoa, Inc.	23,000	819
Dow Chemical Co.	23,000	803
Freeport-McMoRan Copper & Gold, Inc.	7,700	903

		2,525

Telecommunications—2.7%
Windstream Corp.	73,800	910

Utilities—8.6%
Atmos Energy Corp.	33,300	918
Nisource, Inc.	51,200	918

	Shares	Value (000s)

UGI Corp.	36,400	$1,045

		2,881

Total Common Stock (cost—$39,605)		31,490

SHORT-TERM INVESTMENTS—18.3%
Collateral Invested for Securities on Loan (c)—12.1%
Allianz Dresdner Daily Asset Fund (e)	1,324,874	1,325

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$1,500	1,500
Lloyds Bank, 2.50% due 7/1/08	1,251	1,251

		4,076

Repurchase Agreement—6.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,076; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,119 including accrued interest (cost—$2,076)	2,076	2,076

Total Short-Term Investments (cost—$6,152)		6,152

Total Investments (cost—$45,757)—112.1%		37,642

Liabilities in excess of other assets—(12.1%)		(4,061)

Net Assets—100.0%		$33,581

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,928; cash collateral of $4,072 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—14.3%
Black & Decker Corp. (d)	2,500,000	$143,775
CBS Corp., Class B (d)	8,000,000	155,920
Gannett Co., Inc. (d)	4,400,000	95,348
Home Depot, Inc. (d)	12,500,000	292,750
Mattel, Inc.	8,500,000	145,520
V.F. Corp. (d)	2,200,000	156,596
Whirlpool Corp. (d)	2,200,000	135,806

		1,125,715

Consumer Staples—9.1%
Altria Group, Inc.	8,000,000	164,480
Anheuser-Busch Cos., Inc.	1,283,500	79,731
Kimberly-Clark Corp.	2,800,000	167,384
Kraft Foods, Inc., Class A	5,200,000	147,940
Reynolds American, Inc. (d)	3,300,000	154,011

		713,546

Energy—19.6%
Chevron Corp.	2,000,000	198,260
ConocoPhillips	2,000,000	188,780
Diamond Offshore Drilling, Inc. (d)	1,500,000	208,710
Halliburton Co.	3,000,000	159,210
Marathon Oil Corp. (d)	4,300,000	223,041
Occidental Petroleum Corp.	2,000,000	179,720
Royal Dutch Shell PLC ADR (d)	2,500,000	204,275
Total S.A. ADR	2,100,000	179,067

		1,541,063

Financial Services—14.7%
Allstate Corp.	4,000,000	182,360
Bank of America Corp.	5,000,000	119,350
Hartford Financial Services Group, Inc. (d)	2,323,600	150,035
Host Hotels & Resorts, Inc., REIT (d)	9,359,700	127,760
JPMorgan Chase & Co.	4,000,000	137,240
Key Corp. (d)	4,000,000	43,920
Lincoln National Corp.	2,800,000	126,896
Regions Financial Corp. (d)	7,500,000	81,825
Travelers Cos., Inc.	3,000,000	130,200
Wachovia Corp. (d)	3,500,000	54,355

		1,153,941

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	7,300,000	322,806
Pfizer, Inc.	18,000,000	314,460
Wyeth	3,611,000	173,183

		810,449

Industrial—8.2%
3M Co.	2,166,300	150,753
Caterpillar, Inc. (d)	2,400,000	177,168
RR Donnelley & Sons Co.	4,500,000	133,605
Waste Management, Inc.	4,785,400	180,457

		641,983

Information Technology—6.2%
Intel Corp.	9,500,000	204,060
Seagate Technology	10,954,500	209,560
Xerox Corp.	5,587,100	75,761

		489,381

Materials—5.6%
Alcoa, Inc.	5,000,000	178,100
Dow Chemical Co. (d)	7,600,000	265,316

		443,416

	Shares	Value (000s)

Telecommunications—5.5%
AT&T, Inc.	4,000,000	$134,760
Verizon Communications, Inc.	3,800,000	134,520
Windstream Corp. (d)	13,500,000	166,590

		435,870

Utilities—1.7%
Ameren Corp. (d)	3,160,000	133,447

Total Common Stock (cost—$8,663,295)		7,488,811

SHORT-TERM INVESTMENTS—11.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—6.9%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a),	$45,000	45,000
Axon Financial Funding LLC, FRN (a)(b)(e)(f)(g)(h)*,
2.438%	25,000	20,525
2.472%	25,000	20,525
2.54%	40,000	32,840
2.558%	20,000	16,420
2.56%	10,000	8,210
2.56%	10,000	8,210
2.58%	10,000	8,210
BNP Paribas, 3.00% due 7/1/08	25,000	25,000
Calyon, 2.75% due 7/1/08	20,000	20,000
Danske Bank A/S, 3.15% due 7/1/08	75,000	75,000
Deutsche Bank, 2.50% due 7/1/08	12,400	12,400
Dexia Bank S.A., 3.15% due 7/1/08	75,000	75,000
Dorada Finance, Inc., 2.435% due 7/7/08 FRN (a)	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	13,000	13,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a),	10,000	10,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	75,000	75,000
Morgan Stanley, 2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(g)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(e)(f)(g)(h)*, zero coupon	4,121	2,910

		545,250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $378,853; collateralized by Freddie Mac, 5.352%-6.00%, due 8/15/13-12/17/38, valued at $291,536 including accrued interest and U.S. Treasury Bills, 2.145%, due 12/11/08, valued at $97,386 including accrued interest (cost—$378,836)	$378,836	$378,836

Total Short-Term Investments (cost—$950,350)		924,086

Total Investments (cost—$9,613,645)—106.9%		8,412,897

Liabilities in excess of other assets—(6.9%)		(543,702)

Net Assets—100.0%		$7,869,195

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $552,363; cash collateral of $571,371 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Schedule of Investments

NFJ International Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.2%
Belgium—1.7%
Etablissements Delhaize Feres ET CIE ADR	375,000	$25,223

Bermuda—2.6%
Ingersoll-Rand Co., Ltd.	300,000	11,229
RenaissanceRe Holdings Ltd.	600,000	26,802

		38,031

Brazil—7.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	800,000	40,928
Cia Paranaense de Energia ADR (c)	1,500,000	30,405
Petroleo Brasileiro S.A. ADR	250,000	17,707
Tele Norte Leste Participacoes S.A. ADR	1,089,400	27,137

		116,177

Canada—15.5%
Agrium, Inc.	160,000	17,207
Canadian Pacific Railway Ltd. (c)	450,000	29,763
Fording Canadian
Coal Trust, UNIT (c)	450,000	43,024
Magna International, Inc., Class A (c)	400,000	23,696
Methanex Corp. (c)	206,000	5,772
Petro-Canada (c)	800,000	44,600
Teck Cominco Ltd., Class B (c)	700,000	33,565
TransCanada Corp. (c)	800,000	31,016

		228,643

Cayman Islands—0.8%
Seagate Technology	650,000	12,435

Colombia—1.6%
BanColombia S.A. ADR	750,000	23,542

Finland—2.2%
Metso Oyj ADR	229,200	10,436
Nokia Corp. ADR	450,900	11,047
Stora Enso Oyj ADR	1,137,600	10,682

		32,165

France—2.6%
AXA S.A. ADR (c)	1,300,000	38,246

Germany—5.2%
BASF SE ADR (c)	75,000	10,339
Deutsche Bank AG (c)	450,000	38,408
Siemens AG ADR	250,000	27,532

		76,279

Greece—1.1%
DryShips, Inc. (c)	200,000	16,036

Ireland—2.7%
Allied Irish Banks PLC ADR (c)	1,300,000	40,027

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR (c)	300,000	13,740

Japan—3.6%
Canon, Inc. ADR (c)	550,000	28,165
Nissan Motor Co., Ltd. ADR (c)	1,500,000	24,675

		52,840

Korea (Republic of)—7.3%
Korea Electric Power Corp. ADR (c)	2,614,900	37,994
KT Corp. ADR (c)	2,000,000	42,640
SK Telecom Co., Ltd. ADR	1,300,000	27,001

		107,635

	Shares	Value (000s)

Luxembourg—2.0%
Ternium S.A. ADR (c)	700,000	$29,400

Marshall Islands—0.9%
Teekay Shipping Corp. (c)	300,000	13,554

Mexico—4.5%
Cemex S.A. de C.V. ADR (a)(c)	1,250,000	30,875
Coca-Cola Femsa S.A. de C.V. ADR (c)	550,000	31,014
Telmex Internacional S.A.B. de C.V. ADR, Ser. L	286,500	4,613

		66,502

Netherlands—4.4%
Aegon NV	1,100,000	14,421
ING Groep NV ADR (c)	1,200,000	37,860
Royal Dutch Shell PLC ADR	153,800	12,567

		64,848

Norway—3.4%
Norsk Hydro ASA ADR	610,000	8,921
Statoilhydro ASA ADR (c)	1,100,000	41,118

		50,039

Peru—1.1%
Compania de Minas Buenaventura S.A. ADR	250,000	16,343

South Africa—2.8%
Sasol Ltd. ADR	700,000	41,258

Sweden—1.7%
Volvo AB ADR (c)	2,000,000	24,310

Taiwan—4.4%
AU Optronics Corp. ADR (c)	1,517,912	24,044
Siliconware Precision Industries Co. ADR (c)	5,500,000	40,205

		64,249

United Kingdom—12.3%
AstraZeneca PLC ADR	310,000	13,185
British American Tobacco PLC ADR (c)	350,000	24,238
Carnival PLC ADR (c)	400,000	12,772
Diageo PLC ADR	150,000	11,080
GlaxoSmithKline PLC ADR	700,000	30,954
HSBC Holdings PLC ADR (c)	510,000	39,117
Pearson PLC ADR	1,013,700	12,418
Unilever PLC ADR	900,000	25,569
United Utilities PLC ADR (c)	420,000	11,476

		180,809

Total Common Stock (cost—$1,436,848)		1,372,331

SHORT-TERM INVESTMENTS—31.2%
Collateral Invested for Securities on Loan (b)—26.3%
Allianz Dresdner Daily Asset Fund (d)	66,905,286	66,905

	Principal Amount (000s)
BNP Paribas, 3.00% due 7/1/08	$50,000	50,000
Calyon, 2.75% due 7/1/08	50,000	50,000
Danske Bank A/S, 3.15% due 7/1/08	50,000	50,000

	Principal Amount (000s)	Value (000s)

Deutsche Bank, 2.50% due 7/1/08	$20,234	$20,234
Dexia Bank S.A., 3.15% due 7/1/08	50,000	50,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	50,000	50,000

		387,139

Repurchase Agreement—4.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $71,662; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $73,094 including accrued interest (cost—$71,659)	71,659	71,659

Total Short-Term Investments (cost—$458,798)		458,798

Total Investments (cost—$1,895,646)—124.4%		1,831,129

Liabilities in excess of other assets—(24.4%)		(358,913)

Net Assets—100.0%		$1,472,216

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $376,170; cash collateral of $386,695 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

34	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.9%
Consumer Discretionary—9.1%
Carnival Corp., UNIT	565,000	$18,622
CBS Corp., Class B	976,600	19,034
Fortune Brands, Inc. (b)	145,200	9,062
Harley-Davidson, Inc. (b)	175,600	6,367
Home Depot, Inc.	426,300	9,984
Johnson Controls, Inc.	345,800	9,918
Paccar, Inc. (b)	254,099	10,629
Time Warner, Inc.	719,600	10,650

		94,266

Consumer Staples—7.6%
Altria Group, Inc.	1,153,500	23,716
Anheuser-Busch Cos., Inc.	176,900	10,989
Archer-Daniels-Midland Co. (b)	633,000	21,364
Kimberly-Clark Corp.	380,400	22,740

		78,809

Energy—18.9%
Apache Corp.	250,900	34,875
Chevron Corp.	124,600	12,352
ConocoPhillips	372,000	35,113
Diamond Offshore Drilling, Inc.	172,200	23,960
Halliburton Co.	452,500	24,014
Marathon Oil Corp.	671,700	34,841
Valero Energy Corp.	775,100	31,919

		197,074

Financial Services—20.3%
Allstate Corp.	783,200	35,706
Bank of America Corp.	848,800	20,261
MetLife, Inc.	567,900	29,968
Morgan Stanley	427,500	15,420
ProLogis, REIT	381,800	20,751
Prudential Financial, Inc. (b)	287,400	17,169
Regions Financial Corp. (b)	1,443,700	15,751
Simon Property Group, Inc., REIT (b)	119,000	10,697
Travelers Cos., Inc.	820,800	35,623
Wells Fargo & Co.	429,500	10,200

		211,546

Healthcare—8.4%
Cigna Corp.	509,300	18,024
Johnson & Johnson	377,400	24,282
Pfizer, Inc.	1,210,100	21,141
Wyeth	504,200	24,181

		87,628

Industrial—9.8%
3M Co.	164,100	11,420
Burlington Northern Santa Fe Corp.	127,300	12,716
Caterpillar, Inc.	292,300	21,578
FedEx Corp.	136,600	10,763
General Electric Co.	409,300	10,924
Northrop Grumman Corp.	336,700	22,525
Waste Management, Inc.	304,300	11,475

		101,401

Information Technology—5.3%
Hewlett-Packard Co.	240,800	10,646
International Business Machines Corp.	91,200	10,810
Microsoft Corp.	446,300	12,277
Xerox Corp.	1,568,800	21,273

		55,006

Materials & Processing—10.1%
Alcoa, Inc.	622,500	22,173
Dow Chemical Co.	879,000	30,686

	Shares	Value (000s)

Freeport-McMoRan Copper& Gold, Inc. (b)	204,314	$23,944
International Paper Co.	308,200	7,181
Nucor Corp.	164,500	12,283
PPG Industries, Inc.	152,000	8,720

		104,987

Telecommunication Services—7.0%
AT&T, Inc.	1,220,100	41,105
Verizon Communications, Inc.	905,700	32,062

		73,167

Utilities—3.4%
Dominion Resources, Inc.	266,000	12,632
Edison International	454,100	23,332

		35,964

Total Common Stock (cost—$1,160,285)		1,039,848

SHORT-TERM INVESTMENTS—6.4%
Collateral Invested for Securities on Loan (a)—5.9%
Allianz Dresdner Daily Asset Fund (c)	17,747,856	17,748

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	8,533	8,533

		61,281

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,841; collateralized by Freddie Mac, 2.00%, due 7/9/08, valued at $160 including accrued interest and Federal Home Loan Bank, 5.01%, due 7/9/08, valued at $4,779 including accrued interest (cost—$4,841)	4,841	4,841

Total Short-Term Investments (cost—$66,122)		66,122

Total Investments (cost—$1,226,407)—106.3%		1,105,970

Liabilities in excess of other assets—(6.3%)		(65,441)

Net Assets—100.0%		$1,040,529

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with the cash proceeds from the securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $59,469; cash collateral of $61,161 was received with which the Fund purchased short-term investments.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	35

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—13.3%
Black & Decker Corp.	4,900	$282
Gannett Co., Inc.	7,600	165
Harley-Davidson, Inc.	7,700	279
Limited Brands, Inc.	17,100	288
Mattel, Inc.	15,700	269
Whirlpool Corp.	4,300	265

		1,548

Consumer Staples—7.3%
Corn Products International, Inc.	6,500	319
Reynolds American, Inc.	5,600	261
SUPERVALU, Inc.	8,900	275

		855

Energy—10.2%
Chesapeake Energy Corp.	5,500	363
Cimarex Energy Co.	4,900	341
Tesoro Corp.	7,800	154
Tidewater, Inc.	5,100	332

		1,190

Financial Services—22.2%
Annaly Capital
Management, Inc., REIT	8,700	135
Associated Banc-Corp.	11,800	228
Duke Realty Corp., REIT	12,200	274
Hospitality Properties Trust, REIT	10,300	252
Key Corp.	17,400	191
Lincoln National Corp.	5,700	258
Mercury General Corp.	6,100	285
Nationwide Financial Services, Class A	3,000	144
Protective Life Corp.	7,400	282
Reinsurance Group of America, Inc.	6,100	265
RenaissanceRe Holdings Ltd.	6,000	268

		2,582

Healthcare—2.2%
Biovail Corp.	26,700	258

Industrial—14.5%
Avery Dennison Corp.	6,200	272
Ingersoll-Rand Co., Ltd.	7,400	277
Masco Corp.	17,200	271
Parker Hannifin Corp.	3,950	282
RR Donnelley & Sons Co.	9,600	285
Ryder System, Inc.	4,400	303

		1,690

Information Technology—6.4%
Jabil Circuit, Inc.	19,700	323
Seagate Technology	14,900	285
Xerox Corp.	10,300	140

		748

Materials—7.5%
PPG Industries, Inc.	5,000	287
Sonoco Products Co.	9,100	282
Teck Cominco Ltd., Class B	6,400	307

		876

Telecommunications—2.6%
Windstream Corp.	24,200	298

Utilities—7.7%
Atmos Energy Corp.	11,100	306
Nisource, Inc.	17,400	312
SCANA Corp.	7,600	281

		899

Total Common Stock (cost—$13,578)		10,944

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $668; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $685 including accrued interest (cost—$668)	$668	$668

Total Investments (cost—$14,246)—99.6%		11,612

Other assets less liabilities—0.4%		42

Net Assets—100.0%		$11,654

Glossary:
REIT—Real Estate Investment Trust

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—92.5%
Consumer Discretionary—6.5%
AH Belo Corp., Class A (e)	431,480	$2,459
Belo Corp., Class A (e)	2,177,400	15,917
Brown Shoe Co., Inc. (e)	2,092,150	28,349
Callaway Golf Co. (e)	3,171,700	37,521
Cato Corp., Class A	1,036,200	14,756
CKE Restaurants, Inc. (e)	1,123,000	14,004
Dover Downs Gaming & Entertainment, Inc. (e)	620,600	3,984
Ethan Allen Interiors, Inc. (e)	1,389,200	34,174
Hillenbrand, Inc. (e)	781,600	16,726
Lancaster Colony Corp.	710,000	21,499
Sonic Automotive, Inc., Class A (e)	792,100	10,210
Sotheby’s (e)	1,734,200	45,731
Thor Industries, Inc. (e)	1,611,400	34,258

		279,588

Consumer Staples—6.4%
Casey’s General Stores, Inc. (e)	1,949,300	45,165
Corn Products International, Inc. (e)	1,265,400	62,144
Del Monte Foods Co.	1,003,700	7,126
JM Smucker Co.	923,700	37,539
Lorillard, Inc. (c)	206,800	14,302
PepsiAmericas, Inc.	1,651,400	32,665
Pilgrim’s Pride Corp. (e)	1,665,900	21,640
Universal Corp. (e)	950,500	42,982
WD-40 Co.	211,500	6,186
Weis Markets, Inc.	181,200	5,884

		275,633

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,080,900	63,643
Buckeye Partners L.P. (e)	853,700	36,513
Cimarex Energy Co. (e)	924,900	64,438
Frontier Oil Corp.	875,700	20,938
Holly Corp.	1,179,100	43,532
Linn Energy LLC, UNIT (e)	1,770,600	44,000
Lufkin Industries, Inc.	496,100	41,315
Magellan Midstream Partners L.P. (e)	1,132,900	40,320
NuStar Energy L.P. (e)	720,600	34,149
St. Mary Land & Exploration Co. (e)	1,000,000	64,640
Suburban Propane Partners L.P. (e)	453,600	17,341
TC Pipelines L.P. (e)	225,400	7,943
Tidewater, Inc. (e)	820,000	53,325
Tsakos Energy Navigation Ltd. (e)	596,200	22,107
Western Refining, Inc. (e)	685,000	8,110
Williams Partners L.P.	162,100	5,325

		567,639

Financial Services—18.0%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	11,333
Amcore Financial, Inc.	412	2
American Equity Investment Life Holding Co. (e)	1,463,300	11,926
American Financial Group, Inc.	1,608,000	43,014
BancorpSouth, Inc. (e)	1,213,000	21,215
Bank of Hawaii Corp. (e)	923,900	44,162
CBL & Associates Properties, Inc., REIT	1,859,100	42,462
Cullen/Frost Bankers, Inc.	914,300	45,578
Delphi Financial Group, Inc., Class A (e)	1,479,000	34,224

	Shares	Value (000s)

Equity One, Inc., REIT (e)	1,814,000	$37,278
First Industrial Realty Trust, Inc., REIT (e)	1,222,000	33,568
FirstMerit Corp. (e)	479,900	7,827
Frontier Financial Corp. (e)	934,500	7,962
Fulton Financial Corp. (e)	1,205,800	12,118
Healthcare Realty Trust, Inc., REIT (e)	1,659,100	39,437
Hilb Rogal & Hobbs Co. (e)	1,008,500	43,830
HRPT Properties Trust, REIT (e)	4,617,000	31,257
Infinity Property & Casualty Corp. (e)	335,500	13,930
International Bancshares Corp.	802,200	17,143
Kingsway Financial Services, Inc. (e)	677,100	5,884
National Penn Bancshares, Inc. (e)	1,123,739	14,923
Nationwide Health
Properties, Inc., REIT (e)	1,390,000	43,771
Old National Bancorp (e)	886,100	12,636
Potlatch Corp., REIT (e)	976,938	44,080
RLI Corp. (e)	580,200	28,703
Sovran Self Storage, Inc., REIT (e)	241,000	10,016
Susquehanna Bancshares, Inc. (e)	1,095,900	15,003
Washington Federal, Inc.	2,379,000	43,060
Whitney Holding Corp. (e)	858,700	15,714
Zenith National Insurance Corp. (e)	1,167,300	41,042

		773,098

Healthcare—3.5%
Hill-Rom Holdings, Inc. (e)	781,600	21,088
Invacare Corp. (e)	1,373,000	28,064
Owens & Minor, Inc. (e)	1,149,600	52,525
West Pharmaceutical Services, Inc. (e)	1,156,700	50,062

		151,739

Industrial—19.5%
Acuity Brands, Inc. (e)	919,000	44,186
Albany International Corp., Class A (e)	993,700	28,817
Applied Industrial Tech, Inc.	1,432,100	34,614
Arkansas Best Corp. (e)	1,206,100	44,192
Barnes Group, Inc. (e)	1,751,500	40,442
Briggs & Stratton Corp.	334,800	4,245
Crane Co.	1,243,600	47,916
DRS Technologies, Inc. (e)	815,800	64,220
DryShips, Inc. (e)	241,300	19,347
Ennis, Inc.	247,300	3,870
Excel Maritime Carriers Ltd. (e)	703,178	27,600
Genco Shipping & Trading Ltd. (e)	746,000	48,639
General Maritime Corp. (e)	1,442,600	37,479
Harsco Corp.	932,000	50,710
Heidrick & Struggles International, Inc. (e)(i)	971,800	26,861
Kennametal, Inc.	1,487,800	48,428
Lennox International, Inc. (e)	1,434,500	41,543
Lincoln Electric Holdings, Inc.	789,800	62,157
Mueller Industries, Inc. (e)	1,201,200	38,679
Regal-Beloit Corp. (e)	975,500	41,215
Schawk, Inc. (e)	576,900	6,917
Simpson Manufacturing Co., Inc. (e)	1,223,200	29,039
Skywest, Inc.	1,415,900	17,911
Tomkins PLC ADR	407,300	4,928
World Fuel Services Corp. (e)	1,145,500	25,132

		839,087

	Shares	Value (000s)

Information Technology—1.2%
Himax Technologies, Inc. ADR	1,188,100	$6,083
NAM TAI Electronics, Inc.	655,900	8,579
Park Electrochemical Corp.	651,500	15,838
Technitrol, Inc.	1,140,000	19,369

		49,869

Materials—11.6%
AMCOL International Corp. (e)	831,400	23,662
Bemis Co., Inc.	1,938,600	43,463
Carpenter Technology Corp.	1,005,500	43,890
Commercial Metals Co.	1,694,000	63,864
Iamgold Corp.	5,849,900	35,392
Lubrizol Corp.	922,200	42,725
Methanex Corp. (e)	1,663,200	46,603
Quanex Building Products Corp.	1,014,200	15,071
Royal Gold, Inc. (e)(i)	1,697,500	53,234
RPM International, Inc.	2,126,600	43,808
Sensient Technologies Corp. (e)	1,322,700	37,247
Titanium Metals Corp. (e)	2,714,300	37,973
Westlake Chemical Corp. (e)	910,900	13,536

		500,468

Telecommunications—0.4%
Iowa Telecommunications Services, Inc. (e)	978,200	17,226

Utilities—12.2%
AGL Resources, Inc.	1,368,400	47,319
Atmos Energy Corp. (e)	1,604,000	44,222
Cleco Corp. (e)	1,682,000	39,241
Energen Corp.	830,000	64,765
National Fuel Gas Co. (e)	1,072,700	63,804
Oge Energy Corp.	1,367,500	43,364
PNM Resources, Inc.	282,100	3,374
Southwest Gas Corp.	1,010,000	30,027
UGI Corp.	1,745,200	50,105
Vectren Corp.	1,438,100	44,883
Westar Energy, Inc. (e)	2,004,000	43,106
WGL Holdings, Inc. (e)	1,399,700	48,626

		522,836

Total Common Stock (cost—$3,707,601)		3,977,183

SHORT-TERM INVESTMENTS—31.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—23.7%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	20,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(j)*,
2.438%	50,000	41,050
2.54%	20,000	16,420
2.558%	10,000	8,210
2.56%	30,000	24,630
2.56%	20,000	16,420
BNP Paribas,
3.00% due 7/1/08	150,000	150,000
Calyon,
2.75% due 7/1/08	75,000	75,000
Danske Bank A/S,
3.15% due 7/1/08	150,000	150,000
Deutsche Bank,
2.50% due 7/1/08	2,353	2,353

06.30.08	Allianz Funds Annual Report	37

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2008

	Principal Amount (000s)	Value (000s)

Dexia Bank S.A., 3.15% due 7/1/08	$150,000	$150,000
Dorada Finance, Inc., 2.435% due 7/7/08, FRN (a)(f)(h)	10,000	10,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
2.50% due 7/1/08	150,000	150,000
Lloyds Bank,
2.50% due 7/1/08	150,000	150,000
Morgan Stanley,
2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(j)*,
2.55%	8,037	5,674
2.67%	4,121	2,910

		1,018,667

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $335,256; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $173,223 including accrued interest; Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $68,724 including accrued interest; and Freddie Mac Discount Note, zero coupon, due 7/14/08, valued at $100,000 (cost—$335,241)	335,241	335,241

Total Short-Term Investments (cost—$1,380,752)		1,353,908

Total Investments (cost—$5,088,353)—124.0%		5,331,091

Liabilities in excess of other assets—(24.0)%		(1,030,901)

Net Assets—100.0%		$4,300,190

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,011,946; cash collateral of $1,043,809 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair-valued security.

(h) Illiquid security.

(i) Affiliated security.

(j) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—3.8%
Boeing Co.	9,900	$651
Lockheed Martin Corp.	11,000	1,085

		1,736

Capital Goods—5.0%
Eaton Corp.	12,800	1,088
Textron, Inc.	25,600	1,227

		2,315

Chemicals—2.3%
Mosaic Co. (c)	7,300	1,056

Commercial Services—1.0%
Moody’s Corp. (e)	14,100	485

Consumer Discretionary—1.6%
Polo Ralph Lauren Corp.	11,600	728

Consumer Staples—6.2%
Altria Group, Inc.	18,200	374
Coca-Cola Co. (b)	17,200	894
Philip Morris International, Inc.	18,200	899
Unilever NV	23,700	673

		2,840

Energy—14.9%
Chevron Corp.	13,600	1,348
ConocoPhillips	15,000	1,416
EOG Resources, Inc.	9,700	1,272
Exxon Mobil Corp.	9,100	802
Patterson-UTI Energy, Inc.	15,500	559
XTO Energy, Inc.	21,500	1,473

		6,870

Financial Services—12.0%
CapitalSource, Inc., REIT (e)	88,500	981
CME Group, Inc.	1,600	613
Countrywide Financial Corp. (e)	84,800	360
Goldman Sachs Group, Inc.	1,400	245
JPMorgan Chase & Co. (b)	33,900	1,163
Lehman Brothers Holdings, Inc.	23,500	466
MBIA, Inc. (e)	32,625	143
PMI Group, Inc. (e)	45,105	88
SLM Corp. (c)	75,100	1,453

		5,512

Healthcare—13.4%
Abbott Laboratories (b)	34,300	1,817
Celgene Corp. (c)	6,100	390
Hologic, Inc. (c)	47,200	1,029
Merck & Co., Inc.	56,200	2,118
Roche Holdings AG (a)	4,600	827

		6,181

Materials & Processing—5.6%
Freeport-McMoRan Copper & Gold, Inc.	11,000	1,289
Nucor Corp.	4,800	359
Precision Castparts Corp. (b)	9,600	925

		2,573

Retail—1.9%
Costco Wholesale Corp.	7,300	512
McDonald’s Corp.	6,600	371

		883

Technology—23.2%
Adobe Systems, Inc. (c)(e)	49,000	1,930
Apple, Inc. (c)	8,100	1,356
Cisco Systems, Inc. (b)(c)	76,800	1,786
Corning, Inc.	28,000	645
Google, Inc., Class A (b)(c)	4,426	2,330

	Shares	Value (000s)

Intel Corp. (b)	71,809	$1,543
Nokia Corp. ADR	44,100	1,081

		10,671

Telecommunications—5.2%
AT&T, Inc. (b)	13,500	455
NII Holdings, Inc., Class B (c)	19,500	926
Sprint Nextel Corp.	106,400	1,011

		2,392

Transportation—4.2%
Continental Airlines, Inc., Class B (c)(e)	33,600	340
Union Pacific Corp. (b)	21,000	1,585

		1,925

Total Common Stock (cost—$55,991)		46,167

SHORT-TERM INVESTMENTS—10.0%
Collateral Invested for Securities on Loan (d)—9.5%
Allianz Dresdner Daily Asset Fund (f)	1,089,971	1,090

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,500	2,500
Lloyds Bank, 2.50% due 7/1/08	788	788

		4,378

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $234; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $240 including accrued interest (cost—$234)	234	234

Total Short-Term Investments (cost—$4,612)		4,612

Total Investments before options written (cost—$60,603)—110.3%		50,779

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE), strike price $57.50, expires 8/16/08	250	(9)
Adobe Systems, Inc. (OTC), strike price $43.50, expires 8/15/08	350	(19)
AMEX Oil Index (OTC), strike price $1,630, expires 8/16/08	30	(75)
Apple, Inc. (OTC), strike price $205, expires 8/15/08	50	(8)
Cisco Systems, Inc. (OTC), strike price $27.25, expires 8/15/08	500	(6)

	Contracts	Value (000s)

Freeport-McMoRan Copper & Gold, Inc. (OTC), strike price $147.50, expires 8/15/08	100	$(17)
Google, Inc., Class A, strike price $620, expires 8/16/08	30	(15)
Lockheed Martin Corp. (OTC), strike price $108, expires 8/15/08	80	(9)
Precision Castparts Corp., strike price $115, expires 8/16/08	75	(11)
S&P 500 Index (CBOE), strike price $1,375, expires 7/19/08	50	(4)
strike price $1,395, expires 8/16/08	50	(19)
Union Pacific Corp., strike price $90, expires 7/19/08	150	(1)

Total Options Written (premiums received—$311)		(193)

Total Investments net of options written (cost—$60,292) (a)—109.9%		50,586

Other liabilities in excess of other assets—(9.9%)		(4,545)

Net Assets—100.0%		$46,041

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $827, representing 1.80% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities On loan.

(e) All or portion of securities on loan with an aggregate market value of $4,162; cash collateral of $4,371 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
OTC—Over the Counter
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Schedule of Investments

OCC Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace—1.7%
Boeing Co.	147,000	$9,661

Capital Goods—4.1%
Eaton Corp.	123,500	10,494
Textron, Inc.	266,000	12,749

		23,243

Chemicals—2.4%
Monsanto Co.	64,200	8,117
Mosaic Co. (c)	38,200	5,528

		13,645

Commercial Services—1.2%
MasterCard, Inc., Class A	24,300	6,452

Consumer Discretionary—1.2%
Nike, Inc., Class B	110,300	6,575

Consumer Services—1.3%
Marriott International, Inc., Class A (e)	268,000	7,032

Consumer Staples—5.8%
Altria Group, Inc.	110,100	2,264
Coca-Cola Co.	314,100	16,327
Philip Morris International, Inc.	284,300	14,041

		32,632

Energy—13.5%
BJ Services Co.	295,000	9,422
ConocoPhillips	65,700	6,201
EOG Resources, Inc.	120,800	15,849
Nabors Industries Ltd. (c)(e)	127,300	6,267
Patterson-UTI Energy, Inc.	165,100	5,950
PetroHawk Energy Corp. (c)	353,000	16,348
XTO Energy, Inc.	231,600	15,867

		75,904

Financial Services—7.1%
BlackRock, Inc. (e)	27,000	4,779
CapitalSource, Inc., REIT (e)	805,000	8,919
CME Group, Inc.	23,800	9,120
SLM Corp. (c)(e)	862,000	16,680

		39,498

Healthcare—22.6%
Abbott Laboratories	210,400	11,145
Celgene Corp. (c)	424,300	27,100
Genzyme Corp. (c)	281,500	20,274
Gilead Sciences, Inc. (c)	215,000	11,384
Hologic, Inc. (c)(e)	843,600	18,391
Merck & Co., Inc.	638,000	24,046
Teva Pharmaceutical Industries Ltd. ADR (e)	310,000	14,198

		126,538

Materials & Processing—2.3%
Precision Castparts Corp.	134,500	12,962

Technology—32.0%
Apple, Inc. (c)	126,400	21,164
Broadcom Corp., Class A (c)	620,000	16,920
Cisco Systems, Inc. (c)	945,400	21,990
EMC Corp. (c)	561,000	8,241
Energizer Holdings, Inc. (c)	146,700	10,722
Google, Inc., Class A (c)	52,800	27,795
Intel Corp.	835,000	17,936
Oracle Corp. (c)	944,100	19,826
QUALCOMM, Inc.	596,000	26,445
Research In Motion Ltd. (c)	70,600	8,253

		179,292

	Shares	Value (000s)

Telecommunications—3.0%
NII Holdings, Inc., Class B (c)	355,400	$16,878

Total Common Stock (cost—$510,996)		550,312

SHORT-TERM INVESTMENTS—10.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—8.3%
Anglo Irish Bank 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
Deutsche Bank, 2.50% due 7/1/08	14,576	14,576
Dexia Bank S.A., 3.15% due 7/1/08	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
Morgan Stanley, 2.16% due 9/3/08, FRN	1,000	1,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		46,681

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $11,988; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $12,229 including accrued interest (cost—$11,987)	11,987	11,987

Total Short-Term Investments (cost—$59,563)		58,668

Total Investments (cost—$570,559)—108.7%		608,980

Liabilities in excess of other assets—(8.7%)		(48,852)

Net Assets—100.0%		$560,128

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $45,193; cash collateral of $46,924 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC International Equity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.1%
Australia—8.3%
AXA Asia Pacific Holdings Ltd.	30,000	$135
Boart Longyear Group	42,200	90
Foster’s Group Ltd.	14,400	70
Telstra Corp. Ltd.	23,200	94

		389

Bermuda—1.4%
Esprit Holdings Ltd.	6,100	64

Brazil—2.2%
Cia de Saneamento de Minas Gerais	1,400	26
Petroleo Brasileiro S.A. ADR, Class A	1,300	75

		101

Cyprus—1.7%
Prosafe Production Public Ltd. (b)	5,200	30
Prosafe SE	5,200	51

		81

Finland—1.5%
Nokia Corp. Sponsored ADR	2,900	71

France—15.5%
BNP Paribas	1,325	119
Lafarge S.A.	970	148
LVMH Moet Hennessy Louis Vuitton S.A.	700	73
Pinault-Printemps-Redoute S.A.	775	86
Rhodia S.A.	2,300	42
Suez S.A.	1,400	95
Vallourec S.A.	475	166

		729

Germany—5.8%
Deutsche Telekom AG	4,000	65
RWE AG	750	95
Siemens AG	1,025	114

		274

Greece—5.5%
Hellenic Exchanges S.A. Holding	4,400	56
National Bank of Greece S.A.	2,156	97
OPAP S.A.	3,000	105

		258

Italy—2.1%
Intesa Sanpaola SpA	14,200	81
UniCredit SpA	3,000	18

		99

Japan—16.7%
Aeon Co., Ltd.	2,800	35
Asahi Kasei Corp.	12,500	65
Fuji Fire & Marine Insurance Ltd.	12,100	32
Mitsui & Co., Ltd.	4,300	95
Nintendo Co., Ltd.	365	207
NSK Ltd.	10,600	93
Sumitomo Metal Industries Ltd.	24,200	107
Taiyo Nippon Sanso Corp.	4,400	37
Toyota Motor Corp.	1,400	66
Yamada Denki Co., Ltd.	690	49

		786

Luxembourg—1.8%
ArcelorMittal	875	86

New Zealand—0.4%
Fletcher Building Ltd.	3,506	17

Russia—4.7%
OAO Gazprom ADR	3,750	217

	Shares	Value (000s)

Singapore—1.4%
DBS Group Holdings Ltd.	4,700	$65

Spain—2.7%
Banco Santander Central Hispano S.A.	6,900	126

Sweden—2.5%
Sandvik AB	5,100	69
SKF AB, Class B	3,100	49

		118

Switzerland—6.4%
Nestle S.A.	3,100	140
Roche Holdings AG	890	160

		300

United Kingdom—17.5%
BAE Systems PLC	5,600	49
BG Group PLC	3,850	100
BHP Billiton PLC	4,500	173
BP PLC	13,200	153
Renovo Group PLC (b)	6,499	5
Tesco PLC	6,900	50
Unilever PLC	7,000	199
Vodafone Group PLC	31,500	93

		822

Total Investments (cost—$4,877) (a)—98.1%		4,603

Other assets less liabilities—1.9%		91

Net Assets—100.0%		$4,694

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $4,043, representing 86.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	41

Schedule of Investments

OCC Opportunity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.2%
Aerospace—0.8%
Aerovironment, Inc. (c)(e)	75,713	$2,058

Capital Goods—3.7%
Chart Industries, Inc. (c)	49,888	2,427
Orion Energy Systems, Inc. (c)(e)	213,247	2,132
Titan International, Inc.	88,600	3,156
TurboChef Technologies, Inc. (c)(e)	281,900	1,347

		9,062

Commercial Services—8.6%
Huron Consulting Group, Inc. (c)	122,430	5,551
Innerworkings, Inc. (c)(e)	478,670	5,725
MPS Group, Inc. (c)	229,900	2,444
VistaPrint Ltd. (c)(e)	278,138	7,443

		21,163

Consumer Discretionary—4.7%
BJ’s Restaurants, Inc. (c)(e)	195,600	1,903
Leapfrog Enterprises, Inc. (c)(e)	261,870	2,179
LKQ Corp. (c)	51,700	934
Red Robin Gourmet Burgers, Inc. (c)(e)	141,400	3,923
Under Armour, Inc., Class A (c)(e)	104,600	2,682

		11,621

Consumer Services—7.6%
AerCap Holdings NV (c)(e)	260,200	3,286
American Public Education, Inc. (c)	70,273	2,744
Life Time Fitness, Inc. (c)(e)	196,900	5,818
Pinnacle Entertainment, Inc. (c)(e)	670,692	7,036

		18,884

Consumer Staples—0.8%
Green Mountain Coffee Roasters, Inc. (c)(e)	53,900	2,025

Energy—18.0%
Bill Barrett Corp. (c)	46,900	2,786
Complete Production Services, Inc. (c)	136,100	4,957
Comstock Resources, Inc. (c)	92,200	7,784
Delta Petroleum Corp. (c)(e)	121,800	3,108
PetroHawk Energy Corp. (c)	201,035	9,310
Petroquest Energy, Inc. (c)	189,758	5,105
Pioneer Drilling Co. (c)	376,200	7,076
RPC, Inc.	128,541	2,160
Tesco Corp. (c)	65,800	2,102

		44,388

Financial Services—3.6%
Interactive Brokers Group, Inc., Class A (c)	112,300	3,608
Nelnet, Inc., Class A (e)	467,694	5,252

		8,860

Healthcare—16.7%
Abaxis, Inc. (c)	131,405	3,171
BioMarin Pharmaceutical, Inc. (c)(e)	111,900	3,243
Cardiome Pharma Corp. (c)(e)	266,233	2,343
Cepheid, Inc. (c)	158,800	4,465
Cubist Pharmaceuticals, Inc. (c)(e)	221,561	3,957
Durect Corp. (c)	1,203,598	4,417

	Shares	Value (000s)

Halozyme Therapeutics, Inc. (c)(e)	403,885	$2,173
Immucor, Inc. (c)	45,483	1,188
Indevus Pharmaceuticals, Inc. (c)(e)	1,358,070	2,132
IPC The Hospitalist Co., Inc. (c)	227,655	4,285
POZEN, Inc. (c)(e)	415,739	4,523
Sepracor, Inc. (c)	96,285	1,918
United Therapeutics Corp. (c)(e)	34,600	3,382

		41,197

Materials & Processing—2.2%
Dynamic Materials Corp.	3,984	132
Intrepid Potash, Inc. (c)	81,339	5,351

		5,483

Technology—19.7%
Ariba, Inc. (c)	218,600	3,216
Atheros Communications, Inc. (c)	102,300	3,069
BluePhoenix Solutions Ltd. (c)(e)	368,420	1,698
Cogent Communications Group, Inc. (c)(e)	205,398	2,752
Commvault Systems, Inc. (c)(e)	163,099	2,714
Concur Technologies, Inc. (c)(e)	65,200	2,166
Microsemi Corp. (c)	80,850	2,036
Netlogic Microsystems, Inc. (c)(e)	90,936	3,019
Omniture, Inc. (c)(e)	151,791	2,819
Phase Forward, Inc. (c)	236,356	4,247
Sapient Corp. (c)	405,400	2,603
Syntel, Inc.	126,363	4,261
Taleo Corp., Class A (c)	107,034	2,097
Ultimate Software Group, Inc. (c)	51,400	1,831
Universal Display Corp. (c)(e)	30,292	373
Verigy Ltd. (c)	243,054	5,520
Wind River Systems, Inc. (c)	389,864	4,246

		48,667

Telecommunications—2.7%
Starent Networks Corp. (c)(e)	276,664	3,480
Switch & Data Facilities Co., Inc. (c)	185,679	3,155

		6,635

Transportation—8.4%
Aegean Marine Petroleum Network, Inc.	181,437	7,383
Celadon Group, Inc. (c)	184,151	1,840
Copa Holdings S.A., Class A	84,112	2,368
Knight Transportation, Inc. (e)	216,100	3,955
Navios Maritime Holdings, Inc.	246,400	2,387
Old Dominion Freight Line, Inc. (c)	90,300	2,711

		20,644

Utilities—1.7%
EnerNOC, Inc. (c)(e)	234,803	4,215

Total Common Stock (cost—$245,196)		244,902

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—25.3%
Collateral Invested for Securities on Loan (d)—25.2%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	5,000	$5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
BNP Paribas, 3.00% due 7/1/08	10,000	10,000
Calyon, 2.75% due 7/1/08	10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	3,156	3,156
Dexia Bank S.A., 3.15% due 7/1/08	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
ING Bank NV, 2.50% due 7/1/08	10,000	10,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(h)	1,000	1,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), 3.613%, (a)(b)(f)(g)(h)(i)*	1,237	873

		62,239

Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $160; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $164 including accrued interest (cost—$160)	160	160

Total Short-Term Investments (cost—$64,553)		62,399

Total Investments (cost—$309,749)—124.5%		307,301

Liabilities in excess of other assets—(24.5%)		(60,360)

Net Assets—100.0%		$246,941

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC, (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

42	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

OCC Opportunity Fund

June 30, 2008

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $61,361; cash collateral of $64,311 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Schedule of Investments

OCC Renaissance Fund

June 30, 2008

Shares	Value (000s)

COMMON STOCK—97.9%

Aerospace—5.8%
Goodrich Corp.	536,000	$25,438
Precision Castparts Corp.	119,800	11,545
Raytheon Co.	353,000	19,867
Rockwell Collins, Inc.	240,800	11,549
Spirit Aerosystems Holdings, Inc., Class A (e)	597,700	11,464

		79,863

Building/Construction—2.8%
Centex Corp.	656,100	8,772
D.R. Horton, Inc. (g)	497,000	5,392
Foster Wheeler Ltd. (e)	335,100	24,513

		38,677

Capital Goods—3.7%
ArvinMeritor, Inc. (g)	1,553,200	19,384
Ford Motor Co. (e)(g)	990,626	4,765
Goodyear Tire & Rubber Co. (e)(g)	829,200	14,784
Oshkosh Truck Corp. (g)	243,945	5,047
Terex Corp. (e)	126,100	6,478

		50,458

Chemicals—3.5%
CF Industries Holdings, Inc.	76,700	11,720
Cytec Industries, Inc. (g)	267,000	14,568
Mosaic Co. (e)	145,000	20,981

		47,269

Commercial Services—1.9%
H&R Block, Inc. (g)	1,231,000	26,343

Consumer Discretionary—2.2%
Advance Auto Parts, Inc.	465,300	18,068
Family Dollar Stores, Inc. (g)	616,800	12,299

		30,367

Consumer Services—2.2%
Monster Worldwide, Inc. (e)	330,000	6,801
WPP Group PLC	1,290,000	12,327
Weight Watchers International, Inc. (g)	304,000	10,826

		29,954

Consumer Staples—3.8%
Bare Escentuals, Inc. (e)(g)	510,000	9,552
Clorox Co.	324,700	16,949
JM Smucker Co.	185,600	7,543
Lorillard, Inc. (e)(g)	260,600	18,023

		52,067

Energy—13.3%
Comstock Resources, Inc. (e)	440,000	$37,149
Halliburton Co.	324,900	17,243
Hess Corp.	123,600	15,597
Nabors Industries Ltd. (e)	245,400	12,081
National-Oilwell Varco, Inc. (e)	225,500	20,006
Newfield Exploration Co. (e)	595,300	38,843
PetroHawk Energy Corp. (d)(e)	884,972	40,983

		181,902

Financial Services—25.2%
AMB Property Corp., REIT	493,600	24,868
Annaly Capital Management, Inc., REIT	1,308,800	20,300
Assurant, Inc.	677,400	44,681
Assured Guaranty Ltd. (g)	453,100	8,151
Bank of New York Mellon Corp.	545,369	20,631

	Shares	Value (000s)
Capital One Financial Corp. (g)	455,000	$17,295
CapitalSource, Inc., REIT (g)	1,592,700	17,647
CIT Group, Inc. (g)	2,344,300	15,965
Douglas Emmett, Inc., REIT	851,900	18,716
Genworth Financial, Inc., Class A	942,000	16,777
Lehman Brothers Holdings, Inc. (g)	428,800	8,495
Nationwide Health Properties, Inc., REIT (g)	688,000	21,665
PartnerRe Ltd.	262,900	18,174
Platinum Underwriters Holdings Ltd. (g)	369,000	12,033
PNC Financial Services Group, Inc.	543,600	31,040
Prosperity Bancshares, Inc. (g)	981,300	26,230
Reinsurance Group of America, Inc. (g)	508,600	22,134

		344,802

Healthcare—3.2%
DaVita, Inc. (e)	267,400	14,207
Laboratory Corp. of America Holdings (e)(g)	240,000	16,711
United Therapeutics Corp. (e)(g)	123,500	12,072

		42,990

Materials & Processing—6.4%
Nucor Corp.	243,300	18,167
PPG Industries, Inc.	319,600	18,336
U.S. Steel Corp.	117,500	21,712
Vallourec S.A.	85,000	29,727

		87,942

Technology—6.8%
Affiliated Computer Services, Inc., Class A (e)	232,400	12,431
ASML Holding NV (g)	472,700	11,534
Ciena Corp. (e)(g)	774,000	17,933
EMC Corp. (e)	715,100	10,505
Molex, Inc., Class A (g)	912,600	20,908
Teradyne, Inc. (e)	1,760,500	19,489

		92,800

Telecommunications—1.1%
NII Holdings, Inc., Class B (e)	308,000	14,627

Transportation—0.7%
UTI Worldwide, Inc.	500,000	9,975

Utilities—15.3%
American Electric Power Co., Inc.	923,700	37,160
Constellation Energy Group, Inc.	457,000	37,520
Entergy Corp.	236,800	28,530
NRG Energy, Inc. (e)(g)	424,100	18,194
PG&E Corp.	628,400	24,941
SCANA Corp. (g)	518,000	19,166
Southern Co.	600,700	20,976
Vectren Corp.	727,700	22,712

		209,199

Total Common Stock (cost—$1,373,972)		1,339,235

	Principal amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.5%

Collateral Invested for Securities On Loan (f)—17.4%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	$20,000
Axon Financial Funding LLC, FRN (a)(b)(h)(i)(j)(k)*,
2.438%	18,000	14,778
2.56%	15,000	12,315
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Calyon,
2.75% due 7/1/08	30,000	30,000
Deutsche Bank,
2.50% due 7/1/08	10,934	10,934
Dexia Bank S.A.,
3.15% due 7/1/08	50,000	50,000
Dorada Finance, Inc.,
2.435% due 7/7/08, FRN (a)	5,000	5,000
Goldman Sachs Group L.P., Series 2,
2.541% due 9/12/08, FRN (a)	44,000	44,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
Lloyds Bank,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC,
2.527% due 8/1/08, FRN (a)(i)	5,000	5,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(h)(i)(j)(k)*,
2.55%	3,091	2,182
2.67%	4,121	2,910

		238,119

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $41,754; collateralized by Federal Home Loan Bank Discount Note, 2.94%, due 9/17/08, valued at $42,587 including accrued interest (cost—$41,752)	41,752	41,752

Total Short-Term Investments (cost—$287,898)		279,871

Total Investments before options written (cost—$1,661,870)—118.4%		1,619,106

OPTIONS WRITTEN (e)—(0.1)%
Call Options—(0.1)%
PetroHawk Energy Corp. (CBOE), strike price $40, expires 7/19/08 (premiums received—$62)	789	(568)

Total Investments net of options written (cost—$1,661,808) (c)—118.3%		1,618,538

Other liabilities in excess of other assets—(18.3)%		(250,083)

Net Assets—100.0%		$1,368,455

44	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

OCC Renaissance Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):

* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregate value of $42,054, representing 3.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(d) All or partial amount segregated as collateral for options written.

(e) Non-income producing.

(f) Securities purchased with the cash proceeds from securities on loan.

(g) All or portion of securities on loan with an aggregate market value of $236,309; cash collateral of $245,932 was received with which the Fund purchased short-term investments.

(h) Fair-valued security.

(i) Security issued by a structured investment vehicle (“SIV”).

(j) Illiquid security.

(k) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined.

Glossary:

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	45

Schedule of Investments

OCC Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.4%
Aerospace—3.0%
AAR Corp. (a)	3,415	$46
Esterline Technologies Corp. (a)	1,130	56

		102

Capital Goods—3.1%
ArvinMeritor, Inc.	3,835	48
Flow International Corp. (a)	4,795	37
Tenneco, Inc. (a)	1,530	21

		106

Commercial Services—4.5%
CACI International, Inc., Class A (a)	960	44
Cenveo, Inc. (a)	4,800	47
Emergency Medical Services Corp., Class A (a)	1,135	26
Global Cash Access Holdings, Inc. (a)	5,755	39

		156

Consumer Discretionary—10.2%
Einstein Noah Restaurant Group, Inc. (a)	3,840	42
Iconix Brand Group, Inc. (a)	4,235	51
Insight Enterprises, Inc. (a)	2,875	34
Leapfrog Enterprises, Inc. (a)	8,970	75
Maidenform Brands, Inc. (a)	4,230	57
Wolverine World Wide, Inc.	1,360	36
World Wrestling Entertainment, Inc., Class A	3,605	56

		351

Consumer Services—6.8%
Carrols Restaurant Group, Inc. (a)	4,645	24
Geo Group, Inc. (a)	2,525	57
Macquarie Infrastructure Co. LLC	960	24
Silgan Holdings, Inc.	1,610	82
Winn-Dixie Stores, Inc. (a)	2,875	46

		233

Consumer Staples—0.5%
Papa John’s International, Inc. (a)	640	17

Energy—9.2%
Berry Petroleum Co., Class A	1,200	71
EXCO Resources, Inc. (a)	2,065	76
Matrix Service Co. (a)	2,080	48
Rosetta Resources, Inc. (a)	2,100	60
Unit Corp. (a)	715	59

		314

Financial Services—27.7%
Affiliated Managers Group, Inc. (a)	520	47
American Safety Insurance Holdings Ltd. (a)	2,880	41
Anworth Mortgage Asset Corp., REIT	2,555	17
Ashford Hospitality Trust, Inc., REIT	6,720	31
Assured Guaranty Ltd.	2,135	38
Boston Private Financial Holdings, Inc.	2,795	16
Bridge Capital Holdings (a)	3,360	39
Capstead Mortgage Corp., REIT	1,440	16
City National Corp.	512	22
Cousins Properties, Inc., REIT	2,390	55
Delphi Financial Group, Inc., Class A	2,450	57
DiamondRock Hospitality Co., REIT	2,560	28
Dupont Fabros Technology, Inc., REIT	2,725	51
Hallmark Financial Services, Inc. (a)	4,165	40
Investment Technology Group, Inc. (a)	2,270	76
MBIA, Inc.	3,690	16
Medical Properties Trust, Inc., REIT	5,135	52

	Shares	Value (000s)

Nationwide Health Properties, Inc., REIT	2,310	$73
Pacific Capital Bancorp	2,315	32
Prosperity Bancshares, Inc.	2,460	66
Renasant Corp.	3,525	52
Signature Bank & Trust (a)	1,530	39
Whitney Holding Corp.	2,390	44

		948

Healthcare—7.4%
Amsurg Corp. (a)	2,725	66
Merit Medical Systems, Inc. (a)	4,165	61
Perrigo Co.	2,005	64
Symmetry Medical, Inc. (a)	3,835	62

		253

Industrial Goods—3.0%
Astec Industries, Inc. (a)	1,285	41
Columbus Mckinnon Corp. (a)	2,560	62

		103

Materials & Processing—1.7%
AM Castle & Co.	2,005	57

Technology—7.1%
EnerSys (a)	2,395	82
Fairchild Semi-conductor International, Inc. (a)	3,215	38
Microsemi Corp. (a)	1,915	48
Quantum Corp. (a)	26,265	35
Teradyne, Inc. (a)	3,525	39

		242

Telecommunications—3.6%
Arris Group, Inc. (a)	8,015	68
Syniverse Holdings, Inc. (a)	3,525	57

		125

Transportation—0.9%
Republic Airways Holdings, Inc. (a)	3,525	31

Utilities—6.7%
Atmos Energy Corp.	2,640	73
Cleco Corp.	2,000	47
Vectren Corp.	3,530	110

		230

Total Common Stock (cost—$3,474)		3,268

EXCHANGE-TRADED FUND—1.0%
iShares Russell 2000 Index Fund (cost—$37)	550	35

	Principal Amount (000s)
Repurchase Agreement—59.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,047; collateralized by Fannie Mae, 5.25%, due 1/15/09, valued at $2,088 including accrued interest (cost—$2,047)	$2,047	2,047

Total Investments (cost—$5,558)—156.2%		5,350

Liabilities in excess of other assets—(56.2%)		(1,925)

Net Assets—100.0%		$3,425

Notes to Schedule of Investments
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

46	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—1.0%
Textron, Inc.	120,000	$5,752

Chemicals—4.3%
CF Industries Holdings, Inc.	45,000	6,876
Intrepid Potash, Inc. (c)	150,000	9,867
Mosaic Co. (c)	60,000	8,682

		25,425

Consumer Discretionary—3.7%
Bare Escentuals, Inc. (c)(e)	250,000	4,682
Coach, Inc. (c)	400,000	11,552
GameStop Corp., Class A (c)	45,000	1,818
Nordstrom, Inc.	125,000	3,788

		21,840

Consumer Services—12.1%
Aegean Marine Petroleum Network, Inc. (e)	200,000	8,138
Burger King Holdings, Inc. (e)	315,000	8,439
Central European Media Enterprises Ltd., Class A (c)(e)	100,000	9,053
Corrections Corp. of America (c)	590,000	16,207
Gaylord Entertainment Co. (c)(e)	200,000	4,792
Owens-Illinois, Inc. (c)	150,000	6,254
Pinnacle Entertainment, Inc. (c)(e)	400,000	4,196
Quanta Services, Inc. (c)(e)	100,000	3,327
Starwood Hotels & Resorts Worldwide, Inc.	150,000	6,010
XM Satellite Radio Holdings, Inc., Class A (c)(e)	700,000	5,488

		71,904

Consumer Staples—2.0%
Bunge Ltd. (e)	50,000	5,385
Fomento Economico Mexicano S.A. de C.V. ADR	150,000	6,826

		12,211

Energy—21.2%
BJ Services Co. (e)	250,000	7,985
Comstock Resources, Inc. (c)	150,000	12,664
First Solar, Inc. (c)	22,000	6,002
Helix Energy Solutions Group, Inc. (c)	265,000	11,035
National-Oilwell Varco, Inc. (c)	135,000	11,977
Newfield Exploration Co. (c)	200,000	13,050
Patterson-UTI Energy, Inc.	350,000	12,614
PetroHawk Energy Corp. (c)	775,000	35,890
Quicksilver Resources, Inc. (c)(e)	200,000	7,728
Superior Energy Services (c)	125,000	6,893

		125,838

Financial Services—6.6%
BlackRock, Inc. (e)	37,100	6,567
CapitalSource, Inc., REIT (e)	900,000	9,972
IntercontinentalExchange, Inc. (c)	55,000	6,270
Janus Capital Group, Inc. (e)	200,000	5,294
SLM Corp. (c)	550,000	10,642
VistaPrint Ltd. (c)	25,000	669

		39,414

Healthcare—13.2%
Celgene Corp. (c)	210,000	13,413
Gen-Probe, Inc. (c)	130,000	6,172
Hologic, Inc. (c)(e)	750,000	16,350
Illumina, Inc. (c)(e)	120,000	10,453
Intuitive Surgical, Inc. (c)	52,300	14,090
Psychiatric Solutions, Inc. (c)(e)	265,000	10,028
United Therapeutics Corp. (c)(e)	80,000	7,820

		78,326

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc. (e)	60,000	$7,151
Precision Castparts Corp.	115,000	11,083

		18,234

Technology—23.3%
Activision, Inc. (c)	350,000	11,924
American Tower Corp., Class A (c)	425,000	17,956
Broadcom Corp., Class A (c)	465,000	12,690
Ciena Corp. (c)(e)	402,920	9,336
Citrix Systems, Inc. (c)	390,000	11,470
Energizer Holdings, Inc. (c)	100,000	7,309
F5 Networks, Inc. (c)(e)	390,000	11,084
Gamesa Corp. Tecnologica S.A.	100,000	4,896
Global Payments, Inc.	240,000	11,184
Juniper Networks, Inc. (c)	435,000	9,648
Marvell Technology Group Ltd. (c)	650,000	11,479
MEMC Electronic Materials, Inc. (c)	110,000	6,769
Microchip Technology, Inc. (e)	420,000	12,827

		138,572

Telecommunications—5.5%
Clearwire Corp., Class A (c)(e)	565,000	7,322
NII Holdings, Inc., Class B (c)	375,000	17,809
Starent Networks Corp. (c)(e)	615,000	7,737

		32,868

Transportation—2.1%
Expeditors International Washington, Inc.	125,000	5,375
Knight Transportation, Inc. (e)	400,000	7,320

		12,695

Total Common Stock (cost—$504,621)		583,079

SHORT-TERM INVESTMENTS—22.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—21.4%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	10,000	8,210
2.56%	5,000	4,105
Bayerische Landesbank, 2.547% due 9/23/08, FRN	1,000	1,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	7,083	7,083
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	5,000	5,000
ING Bank NV, 2.50% due 7/1/08	15,000	15,000
Lloyds Bank, 2.50% due 7/1/08	25,000	25,000
Morgan Stanley, 2.16% due 9/3/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		127,398

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08 proceeds $4,724; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $4,819 including accrued interest (cost—$4,724)	$4,724	$4,724

Total Short-Term Investments (cost—$134,807)		132,122

Total Investments (cost—$639,428) (j)—120.3%		715,201

Liabilities in excess of other assets—(20.3)%		(120,863)

Net Assets—100.0%		$594,338

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Security purchased with the cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $125,109; cash collateral of $129,635 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

(j) Securities with an aggregate value of $4,896, representing 0.8% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	47

Schedule of Investments

OCC Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—94.7%
Aerospace—5.2%
Boeing Co.	235,800	$15,497
Lockheed Martin Corp.	114,700	11,316
Raytheon Co.	239,300	13,468

		40,281

Capital Goods—10.8%
3M Co.	195,100	13,577
General Electric Co.	2,122,400	56,647
Tyco International Ltd.	331,100	13,257

		83,481

Consumer Discretionary—1.5%
Yum! Brands, Inc.	327,000	11,475

Consumer Services—1.0%
Carnival Corp., UNIT	245,400	8,088

Consumer Staples—10.6%
Altria Group, Inc.	414,900	8,530
SUPERVALU, Inc. (d)	436,100	13,471
SYSCO Corp.	947,700	26,071
Unilever PLC ADR	1,192,000	33,865

		81,937

Energy—24.9%
BP PLC ADR (d)	593,200	41,269
Chevron Corp.	558,700	55,384
ConocoPhillips	372,800	35,189
Hess Corp. (d)	331,848	41,876
Transocean, Inc. (b)	128,200	19,536

		193,254

Environmental Services—1.1%
Nalco Holding Co.	396,900	8,395

Financial Services—25.0%
American International Group, Inc.	524,900	13,889
Annaly Capital Management,
Inc., REIT	2,196,700	34,071
Bank of America Corp.	299,000	7,137
Capital One Financial Corp. (d)	691,000	26,265
CapitalSource, Inc., REIT (d)	1,602,200	17,752
CIT Group, Inc. (d)	2,118,700	14,428
Citigroup, Inc. (d)	955,000	16,006
Genworth Financial, Inc., Class A	1,041,800	18,554
Lehman Brothers Holdings, Inc. (d)	765,900	15,173
MBIA, Inc. (d)	708,200	3,109
Morgan Stanley	223,000	8,044
National City Corp. (d)	1,419,500	6,771
PMI Group, Inc. (d)	898,500	1,752
Prudential Financial, Inc. (d)	187,400	11,195

		194,146

Healthcare—9.2%
Aetna, Inc.	691,300	28,018
Theravance, Inc. (b)(d)	570,000	6,766
WellPoint, Inc. (b)	760,700	36,255

		71,039

Utilities—5.4%
American Electric Power Co., Inc.	473,400	19,045
Constellation Energy Group, Inc.	280,400	23,021

		42,066

Total Common Stock (cost—$935,111)		734,162

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—26.3%
Collateral Invested for Securities on Loan (c)—20.6%
Allianz Dresdner Daily Asset Fund (e)	36,584,314	$36,584

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	30,000	30,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	11,597	11,597
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	20,000	20,000
Morgan Stanley, 2.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(f)	4,000	4,000

		160,181

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $44,346; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $45,234 including accrued interest (cost—$44,344)	44,344	44,344

Total Short-Term Investments (cost—$204,525)		204,525

Total Investments (cost—$1,139,636)—121.0%		$938,687

Liabilities in excess of other assets—(21.0%)		(163,062)

Net Assets—100.0%		$775,625

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $157,479; cash collateral of $165,484 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

48	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	49

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Assets:
Investments, at value	$—	$1,672,585	$247,010	$131,841
Investments in Affiliates, at value	278,988	—	22,336	—
Cash	—	31	59	—
Securities lending interest receivable (net)	—	—	40	—
Receivable for investments sold	—	48,436	9,619	3,031
Receivable for Fund shares sold	179	1,079	35	78
Dividends and interest receivable (net of foreign taxes)	—	1,142	68	118
Dividends and interest receivable from Affiliates	501	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	5,714	—	—
	279,668	1,728,987	279,167	135,068

Liabilities:
Payable for investments purchased	—	72,683	2,801	—
Payable for investments in Affiliates purchased	501	—	—	—
Payable for Fund shares redeemed	897	2,840	1,017	179
Payable for collateral for securities on loan	—	143,980	44,809	—
Investment advisory fee payable	—	564	231	49
Administration fee payable	87	358	48	29
Distribution fee payable	122	197	5	2
Servicing fee payable	54	127	—	2
Other payables	—	18	—	—
	1,661	220,767	48,911	261
Net Assets	$278,007	$1,508,220	$230,256	$134,807

Net Assets Consist of:
Paid-in-capital	$272,681	$1,442,455	$243,731	$140,617
Undistributed (dividends in excess of) net investment income	(1)	1	14	107
Accumulated net realized gain (loss)	(2,526)	(18,167)	(23,199)	(6,747)
Net unrealized appreciation (depreciation) of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	7,853	83,931	9,710	830
	$278,007	$1,508,220	$230,256	$134,807

Net Assets:
Institutional Class	$15,564	$459,142	$206,444	$122,861
Administrative Class	—	439,571	23,812	11
Other Classes	262,443	609,507	—	11,935

Shares Issued and Outstanding:
Institutional Class	1,476	24,439	11,945	12,597
Administrative Class	—	24,121	1,459	1
Other Classes	24,596	34,461	—	1,238

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.55	$18.79	$17.28	$9.75
Administrative Class	—	18.22	16.32	9.71

Cost of Investments	$—	$1,594,368	$237,301	$131,011
Cost of Investments in Affiliates	$271,135	$—	$22,336	$—

50	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$1,538,246	$36,317	$8,412,897	$1,764,224	$1,088,222	$11,612	$5,250,996
—	1,325	—	66,905	17,748	—	80,095
48	—	1	1	—	—	902
2	—	71	153	7	—	332
37,814	—	—	5,924	18,138	—	16,615
3,013	7	57,082	27,199	3,575	33	21,498
429	170	30,563	5,904	2,631	35	6,393
—	—	—	—	—	—	—
6,072	—	26,272	—	—	—	26,844
1,585,624	37,819	8,526,886	1,870,310	1,130,321	11,680	5,403,675

$—	$—	$54,211	$578	$20,719	$—	$44,962
—	—	—	—	—	—	—
3,740	123	25,000	8,611	6,834	12	8,807
159,386	4,076	571,514	387,139	61,281	—	1,045,516
514	18	2,880	685	406	6	2,067
342	10	1,852	637	297	4	1,075
141	6	1,133	194	111	2	557
138	5	1,101	250	144	2	501
—	—	—	—	—	—	—
164,261	4,238	657,691	398,094	89,792	26	1,103,485
$1,421,363	$33,581	$7,869,195	$1,472,216	$1,040,529	$11,654	$4,300,190

$1,309,993	$43,333	$8,664,719	$1,501,362	$1,204,505	$14,323	$3,580,479
1	521	6,760	4,843	266	7	47,757
(6,935)	(2,158)	372,192	30,541	(43,805)	(42)	402,372
118,304	(8,115)	(1,174,476)	(64,530)	(120,437)	(2,634)	269,582
$1,421,363	$33,581	$7,869,195	$1,472,216	$1,040,529	$11,654	$4,300,190

$522,366	$10,486	$1,802,701	$211,340	$349,924	$1,653	$1,198,175
214,673	18	745,713	—	16,623	—	666,419
684,324	23,077	5,320,781	1,260,876	673,982	10,001	2,435,596

19,441	902	122,279	8,457	20,860	123	39,837
8,251	2	50,455	—	992	—	23,054
27,293	2,066	364,165	50,888	40,414	742	85,128

$26.87	$11.62	$14.74	$24.99	$16.77	$13.51	$30.08
26.02	11.67	14.78	—	16.75	—	28.91

$1,426,014	$44,432	$9,613,645	$1,828,741	$1,208,659	$14,246	$5,000,720
$—	$1,325	$—	$66,905	$17,748	$—	$87,633

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	51

Statements of Assets and Liabilities  (Cont.)

June 30, 2008

Amounts in thousands, except per share amounts	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC International Equity Fund

Assets:
Investments, at value	$49,689	$608,980	$4,603
Investments in Affiliates, at value	1,090	—	—
Repurchase agreement, at value	—	—	—
Cash	—	—	69
Foreign currency, at value	—	—	13
Securities lending interest receivable (net)	2	15	—
Receivable for investments sold	62	—	—
Receivable for Fund shares sold	4	2,786	—
Dividends and interest receivable (net of foreign taxes)	70	716	13
Contingent receivable from Letter of Credit (see Note 7)	—	895	—
Other assets	—	—	—
	50,917	613,392	4,698

Liabilities:
Payable for investments purchased	—	3,869	—
Options written, at value	193	—	—
Payable for Fund shares redeemed	244	1,109	—
Payable for collateral for securities on loan	4,378	47,576	—
Investment advisory fee payable	23	230	2
Administration fee payable	15	180	2
Distribution fee payable	14	189	—
Servicing fee payable	9	111	—
Payable to securities lending agent	—	—	—
	4,876	53,264	4
Net Assets	$46,041	$560,128	$4,694

Net Assets Consist of:
Paid-in-capital	$67,916	$605,215	$4,774
Undistributed (dividends in excess of) net investment income	27	131	128
Accumulated net realized gain (loss)	(12,197)	(84,546)	65
Net unrealized appreciation (depreciation) of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(9,705)	39,328	(273)
	$46,041	$560,128	$4,694

Net Assets:
Institutional Class	$2,184	$22,420	$4,694
Administrative Class	237	65	—
Other Classes	43,620	537,643	—

Shares Issued and Outstanding:
Institutional Class	277	868	316
Administrative Class	30	3	—
Other Classes	5,830	21,476	—

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.90	$25.84	$14.86
Administrative Class	7.81	25.14	—

Cost of Investments	$59,513	$570,559	$4,877
Cost of Investments in Affiliates	$1,090	$—	$—
Cost of Repurchase Agreement	$—	$—	$—
Cost of Foreign Currency	$—	$—	$12
Premiums Received for Options Written	$311	$—	$—

52	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund

$307,301	$1,619,106	$3,303	$715,201	$902,103
—	—	—	—	36,584
—	—	2,047	—	—
1	847	1	3,506	1,984
—	—	—	—	—
136	59	—	85	130
7,094	50,973	29	11,123	7,983
136	572	—	124	299
8	2,741	2	46	2,168
2,154	8,027	—	2,685	—
—	—	—	44	—
316,830	1,682,325	5,382	732,814	951,251

$4,604	$59,953	$1,956	$4,109	$—
—	568	—	—	—
594	4,528	—	1,096	8,961
64,394	246,144	—	130,083	160,181
132	636	1	266	309
72	447	—	191	262
58	471	—	244	247
35	276	—	119	150
—	847	—	2,368	5,516
69,889	313,870	1,957	138,476	175,626
$246,941	$1,368,455	$3,425	$594,338	$775,625

$268,933	$1,490,698	$3,651	$477,058	$1,132,759
(1)	4,750	9	198	10,918
(21,697)	(91,755)	(27)	38,624	(167,103)
(294)	(35,238)	(208)	78,,458	(200,949)
$246,941	$1,368,455	$3,425	$594,338	$775,625

$79,635	$27,970	$3,290	$11,981	$49,083
168	40,750	—	132	45,729
167,138	1,299,735	135	582,225	680,813

4,135	1,673	259	503	4,746
9	2,511	—	6	4,563
8,687	88,900	11	28,653	70,096

$19.26	$16.72	$12.67	$23.80	$10.34
18.85	16.23	—	23.50	10.02

$309,749	$1,661,870	$3,511	$639,428	$1,103,052
$—	$—	$—	$—	$36,584
$—	$—	$2,047	$—	$—
$—	$—	$—	$—	$—
$—	$62	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	53

Statements of Operations

For the Year Ended June 30, 2008

Amounts in thousands	Allianz Global Investors Multi-Style Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Investment Income:
Interest	$—	$1,580	$404	$106
Dividends, net of foreign withholding taxes	—	17,050	1,825	758
Dividends from investments in Affiliates	10,630	—	—	—
Security lending income (net)	—	41	506	—
Miscellaneous income	1	39	10	3
Total Income	10,631	18,710	2,745	867

Expenses:
Investment advisory fees	—	7,217	4,193	383
Administration fees	1,213	4,595	852	227
Distribution and/or servicing fees — Administrative Class	—	1,229	96	—
Distribution and/or servicing fees — Other Classes	2,485	3,112	—	43
Trustees’ fees	—	190	37	15
Interest expense	—	—	10	—
Miscellaneous expense	—	6	—	—
Total Expenses	3,698	16,349	5,188	668
Reimbursement by manager	—	(4)	—	—
Net Expenses	3,698	16,345	5,188	668
Net Investment Income (Loss)	6,933	2,365	(2,443)	199

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	53,607	(8,082)	(6,328)
Investments in Affiliates	(3,812)	—	—	—
Foreign currency transactions	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	(143,561)	(42,971)	(3,388)
Investments in Affiliates	(38,360)	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	5,714	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Change in Unrealized Loss	(25,185)	(84,240)	(51,053)	(9,716)
Net Decrease in Net Assets Resulting from Investment Operations	$(18,252)	$(81,875)	$(53,496)	$(9,517)

54	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$1,253	$51	$4,576	$1,716	$1,915	$15	$7,979
9,418	1,371	288,801	50,333	27,030	395	96,049
—	—	—	—	—	—	3,794
170	12	1,450	1,224	126	—	4,116
46	—	58	8	—	—	127
10,887	1,434	294,885	53,281	29,071	410	112,065

6,037	260	37,759	5,922	4,380	79	25,720
3,934	145	24,551	5,622	3,292	48	13,425
642	—	1,382	—	16	—	1,875
2,728	175	30,069	4,116	2,957	53	12,200
160	5	993	129	123	1	517
—	—	77	—	—	2	—
5	—	31	3	2	1	16
13,506	585	94,862	15,792	10,770	184	53,753
(5)	—	(22)	—	—	—	(28)
13,501	585	94,840	15,792	10,770	184	53,725
(2,614)	849	200,045	37,489	18,301	226	58,340

60,724	(1,743)	542,890	53,908	(39,980)	294	576,790
—	—	—	—	—	—	(8,211)
—	—	—	3	—	—	(48)
—	—	—	—	—	—	—

(71,146)	(9,453)	(2,035,258)	(131,884)	(165,075)	(3,466)	(987,503)
—	—	—	—	—	—	(13,163)
6,072	—	26,272	—	—	—	26,844
—	—	—	(14)	—	—	—
(4,350)	(11,196)	(1,466,096)	(77,987)	(205,055)	(3,172)	(405,291)
$(6,964)	$(10,347)	$(1,266,051)	$(40,498)	$(186,754)	$(2,946)	$(346,951)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	55

Statements of Operations  (Cont.)

For the Period Ended June 30, 2008
Amounts in thousands	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC International Equity Fund

Investment Income:
Interest	$38	$430	$2
Dividends, net of foreign withholding taxes	919	5,128	182
Security lending income (net)	20	226	—
Miscellaneous income	—	6	—
Total Income	977	5,790	184

Expenses:
Investment advisory fees	353	2,908	29
Administration fees	230	2,290	21
Distribution and/or servicing fees — Administrative Class	1	—	—
Distribution and/or servicing fees — Other Classes	366	4,551	—
Trustees’ fees	7	68	1
Interest expense	8	—	—
Organization expense	—	—	—
Miscellaneous expense	—	2	—
Total Expenses	965	9,819	51
Reimbursement by manager	—	(1)	—
Net Expenses	965	9,818	51
Net Investment Income (Loss)	12	(4,028)	133

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,171	52,328	222
Options written	2,380	—	—
Foreign currency transactions	—	(4)	(2)
Net change in unrealized appreciation/depreciation of:
Investments	(14,090)	(57,644)	(955)
Options written	58	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	895	—
Foreign currency transactions	1	11	1
Net Realized and Change in Unrealized Gain (Loss)	(8,480)	(4,414)	(734)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(8,468)	$(8,442)	$(601)

56	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Small-Cap Value Fund	OCC Target Fund	OCC Value Fund

$123	$449	$2	$177	$456
564	33,509	15	2,625	34,418
1,142	778	—	1,180	948
2	—	—	—	—
1,831	34,736	17	3,982	35,822

1,617	9,509	6	3,473	6,158
924	6,746	2	2,476	5,131
—	140	—	—	192
1,505	11,593	—	4,860	7,729
29	167	—	73	147
—	29	—	2	44
—	—	37	—	—
1	6	—	2	2
4,076	28,190	45	10,886	19,403
(3)	(8)	(37)	(3)	—
4,073	28,182	8	10,883	19,403
(2,242)	6,554	9	(6,901)	16,419

(12,381)	(65,258)	(27)	85,991	(153,910)
—	2,150	—	(448)	—
—	9	—	—	—

(39,234)	(190,089)	(208)	(77,263)	(361,858)
—	(506)	—	—	—
2,154	8,027	—	2,685	—
—	3	—	—	—
(49,461)	(245,664)	(235)	10,965	(515,768)
$(51,703)	$(239,110)	$(226)	$4,064	$(499,349)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	57

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi-Style Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,933	$4,469	$2,365	$4,140	$(2,443)	$(2,936)
Net realized gain (loss) on investments, options written and foreign currency transactions	—	—	53,607	67,795	(8,082)	32,362
Net realized gain (loss) on investments in Affiliates	(3,812)	4,567	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	16,987	12,525	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	—	—	(137,847)	138,780	(42,971)	(9,177)
Net change in unrealized appreciation/depreciation of investments with Affiliates	(38,360)	20,203	—	—	—	—
Net increase (decrease) resulting from investment operations	(18,252)	41,764	(81,875)	210,715	(53,496)	20,249

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(1,188)	(598)	(1,943)	(1,269)	—	—
Administrative Class	—	—	(2,951)	(803)	—	—
Other Classes	(18,007)	(16,442)	(1,481)	(584)	—	—
Net realized capital gains
Institutional Class	(328)	(84)	(33,721)	(26,326)	(39,647)	(53,317)
Administrative Class	—	—	(44,039)	(33,019)	(5,961)	(5,703)
Other Classes	(7,867)	(3,693)	(61,455)	(45,797)	—	—
Return of Capital
Institutional Class	(146)	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Other Classes	(3,510)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(31,046)	(20,817)	(145,590)	(107,798)	(45,608)	(59,020)

Fund Share Transactions:
Net proceeds from the sale of fund shares	58,978	89,307	547,778	435,591	42,116	74,171
Issued in reinvestment of distributions	24,719	16,588	119,533	87,177	38,262	48,109
Cost of shares redeemed	(91,138)	(79,979)	(575,963)	(445,978)	(226,556)	(267,969)
Net increase (decrease) from Fund share transactions	(7,441)	25,916	91,348	76,790	(146,178)	(145,689)
Fund Redemption Fees	1	1	31	10	2	12
Total Increase (Decrease) in Net Assets	(56,738)	46,864	(136,086)	179,717	(245,280)	(184,448)

Net Assets:
Beginning of year	334,745	287,881	1,644,306	1,464,589	475,536	659,984
End of year*	$278,007	$334,745	$1,508,220	$1,644,306	$230,256	$475,536
* Including undistributed (dividends in excess of) net investment income of:	$(1)	$—	$1	$4,140	$14	$—

58	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

CCM Focused Growth Fund		CCM Mid-Cap Fund		NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ International Value Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$199	$65	$(2,614)	$151	$849	$770	$200,045	$113,023	$37,489	$4,254
(6,328)	251	60,724	78,495	(1,743)	10,694	542,890	298,751	53,911	15,910
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(3,388)	3,701	(65,074)	95,740	(9,453)	(2,084)	(2,008,986)	674,262	(131,898)	65,734
—	—	—	—	—	—	—	—	—	—
(9,517)	4,017	(6,964)	174,386	(10,347)	9,380	(1,266,051)	1,086,036	(40,498)	85,898

(145)	(13)	—	—	(273)	(440)	(55,706)	(25,611)	(4,458)	(325)
—	—	—	—	—	—	(16,652)	(3,524)	—	—
(4)	(1)	—	—	(553)	(171)	(126,162)	(77,878)	(28,797)	(3,693)

(25)	(93)	(51,747)	(43,246)	(2,960)	(753)	(93,011)	(14,183)	(3,909)	(104)
—	—	(29,195)	(29,529)	(28)	(1)	(25,593)	(1,367)	—	—
(3)	(8)	(61,873)	(61,880)	(7,745)	(579)	(329,242)	(69,768)	(34,827)	(2,345)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(177)	(115)	(142,815)	(134,655)	(11,559)	(1,944)	(646,366)	(192,331)	(71,991)	(6,467)

108,901	51,616	586,561	305,218	25,721	22,707	3,344,329	6,168,691	1,296,394	349,743
114	115	133,758	123,478	10,184	1,842	539,146	156,893	48,399	4,938
(19,656)	(5,091)	(485,554)	(538,693)	(24,373)	(37,750)	(2,772,845)	(1,000,291)	(263,790)	(36,870)
89,359	46,640	234,765	(109,997)	11,532	(13,201)	1,110,630	5,325,293	1,081,003	317,811
—	—	13	24	—	—	61	69	102	38
79,665	50,542	84,999	(70,242)	(10,374)	(5,765)	(801,726)	6,219,067	968,616	397,280

55,142	4,600	1,336,364	1,406,606	43,955	49,720	8,670,921	2,451,854	503,600	106,320
$134,807	$55,142	$1,421,363	$1,336,364	$33,581	$43,955	$7,869,195	$8,670,921	$1,472,216	$503,600
$107	$64	$1	$—	$521	$498	$6,760	$5,475	$4,843	$606

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	59

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from August 22, 2006† to June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$18,301	$4,551	$226	$232	$58,340	$101,478
Net realized gain (loss) on investments, options written and foreign currency transactions	(39,980)	13,481	294	148	576,742	299,258
Net realized gain (loss) on investments in Affiliates	—	—	—	—	(8,211)	—
Payments from Affiliates (See Note 12)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	(13,163)	18,309
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(165,075)	36,681	(3,466)	832	(960,659)	421,119
Net increase (decrease) resulting from investment operations	(186,754)	54,713	(2,946)	1,212	(346,951)	840,164

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(7,336)	(1,758)	(54)	(86)	(19,937)	(14,840)
Administrative Class	(143)	(23)	—	—	(16,879)	(14,542)
Other Classes	(10,643)	(2,731)	(172)	(139)	(37,770)	(42,120)
Net realized capital gains
Institutional Class	(4,483)	(1,514)	(74)	(1)	(88,304)	(53,420)
Administrative Class	(48)	(1)	—	—	(69,258)	(57,836)
Other Classes	(10,522)	(4,025)	(409)	(2)	(232,225)	(207,902)
Total Dividends and Distributions to Shareholders	(33,175)	(10,052)	(709)	(228)	(464,373)	(390,660)

Fund Share Transactions:
Net proceeds from the sale of fund shares	1,147,185	468,142	7,629	16,032	1,350,403	1,004,129
Issued in reinvestment of distributions	26,777	6,994	560	201	393,460	325,748
Cost of shares redeemed	(497,278)	(61,588)	(9,588)	(509)	(1,423,306)	(1,011,604)
Net increase (decrease) from Fund share transactions	676,684	413,548	(1,399)	15,724	320,557	318,273
Fund Redemption Fees	26	12	—	—	21	18
Total Increase (Decrease) in Net Assets	456,781	458,221	(5,054)	16,708	(490,746)	767,795

Net Assets:
Beginning of year	583,748	125,527	16,708	—	4,790,936	4,023,141
End of year*	$1,040,529	$583,748	$11,654	$16,708	$4,300,190	$4,790,936
* Including undistributed (dividends in excess of) net investment income of:	$266	$136	$7	$7	$47,757	$57,350
†	Commencement of operations

60	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC International Equity Fund		OCC Opportunity Fund		OCC Renaissance Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from July 3, 2006 to June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$12	$23	$(4,028)	$(4,141)	$133	$75	$(2,242)	$(3,568)	$6,554	$(1,879)

5,551	8,551	52,324	65,537	220	292	(12,381)	41,448	(63,099)	468,134
—	—	—	—	—	—	—	—	—	—
—	4	—	32	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

(14,031)	4,409	(56,738)	53,829	(954)	681	(37,080)	16,976	(182,565)	(33,042)

(8,468)	12,987	(8,442)	115,257	(601)	1,048	(51,703)	54,856	(239,110)	433,213

—	—	—	—	(75)	(3)	—	—	(71)	—
—	—	—	—	—	—	—	—	(225)	—
—	—	—	—	—	—	—	—	(1,391)	—

(182)	(187)	—	—	(439)	(10)	(3,973)	(901)	(8,443)	(7,268)
(21)	(28)	—	—	—	—	(12)	(5)	(10,317)	(14,652)
(3,715)	(4,154)	—	—	—	—	(28,325)	(5,017)	(356,441)	(323,352)
(3,918)	(4,369)	—	—	(514)	(13)	(32,310)	(5,923)	(376,888)	(345,272)

8,006	17,286	254,101	54,441	488	3,785	132,147	35,701	212,103	183,245
3,367	3,727	—	—	513	13	27,032	4,958	313,158	281,457
(23,913)	(26,191)	(262,584)	(122,299)	(25)	—	(89,194)	(84,252)	(706,931)	(1,067,367)

(12,540)	(5,178)	(8,483)	(67,858)	976	3,798	69,985	(43,593)	(181,670)	(602,665)
1	1	1	2	—	—	1	1	4	12
(24,925)	3,441	(16,924)	47,401	(139)	4,833	(14,027)	5,341	(797,664)	(514,712)

70,966	67,525	577,052	529,651	4,833	—	260,968	255,627	2,166,119	2,680,831
$46,041	$70,966	$560,128	$577,052	$4,694	$4,833	$246,941	$260,968	$1,368,455	$2,166,119

$27	$1	$131	$(58)	$128	$69	$(1)	$—	$4,750	$2

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	61

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Small-Cap Value Fund	OCC Target Fund		OCC Value Fund

	Period from November 1, 2007† to June 30, 2008	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$9	$(6,901)	$(7,065)	$16,419	$14,776
Net realized gain (loss) on investments, options written and foreign currency transactions	(27)	85,543	86,424	(153,910)	299,841
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(208)	(74,578)	69,524	(361,858)	75,879
Net increase (decrease) resulting from investment operations	(226)	4,064	148,883	(499,349)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	—	—	—	(1,435)	(1,439)
Administrative Class	—	—	—	(1,343)	(1,280)
Other Classes	—	—	—	(10,789)	(14,782)
Net realized capital gains
Institutional Class	—	(1,046)	—	(16,028)	(6,928)
Administrative Class	—	(16)	—	(13,756)	(6,518)
Other Classes	—	(66,728)	—	(225,697)	(121,477)
Total Dividends and Distributions to Shareholders	—	(67,790)	—	(269,048)	(152,424)

Fund Share Transactions:
Net proceeds from the sale of fund shares	3,697	121,129	35,728	140,789	255,466
Issued in reinvestment of distributions	—	53,574	—	232,772	128,902
Cost of shares redeemed	(46)	(186,120)	(177,474)	(695,828)	(591,369)
Net increase (decrease) from Fund share transactions	3,651	(11,417)	(141,746)	(322,267)	(207,001)
Fund Redemption Fee	—	2	14	9	9
Total Increase (Decrease) in Net Assets	3,425	(75,141)	7,151	(1,090,655)	31,080

Net Assets:
Beginning of year	—	669,479	662,328	1,866,280	1,835,200
End of year*	$3,425	$594,338	$669,479	$775,625	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$9	$198	$—	$10,918	$8,068
†	Commencement of operations

62	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	63

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Allianz Global Investors Multi-Style Fund
Institutional Class
6/30/2008	$12.54	$0.36	$(0.91)	$(0.55)	$(0.98)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)
6/30/2004	9.29	0.30	1.18	1.48	(0.16)
CCM Capital Appreciation Fund
Institutional Class
6/30/2008	$21.64	$0.10	$(0.95)	$(0.85)	$(0.10)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)
6/30/2005	16.63	0.16	1.67	1.83	(0.10)
6/30/2004	14.27	0.06	2.30	2.36	—
Administrative Class
6/30/2008	$21.11	$0.05	$(0.92)	$(0.87)	$(0.12)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)
6/30/2005	16.32	0.11	1.64	1.75	(0.08)
6/30/2004	14.04	0.02	2.26	2.28	—
CCM Emerging Companies Fund
Institutional Class
6/30/2008	$23.21	$(0.14)	$(3.04)	$(3.18)	$—
6/30/2007	24.55	(0.11)	1.14	1.03	—
6/30/2006	23.27	(0.20)	3.40	3.20	—
6/30/2005	23.89	(0.18)	1.73	1.55	—
6/30/2004	19.70	(0.26)	6.27	6.01	—
Administrative Class
6/30/2008	$22.12	$(0.19)	$(2.86)	$(3.05)	$—
6/30/2007	23.57	(0.16)	1.08	0.92	—
6/30/2006	22.46	(0.25)	3.28	3.03	—
6/30/2005	23.20	(0.23)	1.66	1.43	—
6/30/2004	19.21	(0.31)	6.12	5.81	—
CCM Focused Growth Fund
Institutional Class
6/30/2008	$10.54	$0.03	$(0.80)	$(0.77)	$(0.02)
6/30/2007	9.34	0.03	1.33	1.36	(0.02)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)
6/30/2005	6.94	0.02	0.86	0.88	—
6/30/2004	5.66	— (b)	1.28	1.28	—
Administrative Class
6/30/2008	$10.50	$— (b)	$(0.79)	$(0.79)	$— (b)
9/15/2006 - 6/30/2007	9.14	0.01	1.52	1.53	(0.03)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(e)	Less than 0.005%

64	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.32)	$(0.14)	$(1.44)	$—	(b)	$10.55	(4.85)%	$15,564	0.10%		3.04%		17%
(0.15)	—	(1.03)	—	(b)	12.54	15.49	13,155	0.17	(c)	2.64		17
(0.13)	—	(0.35)	—	(b)	11.80	9.56	745	0.10	(c)	2.05		6
—	—	(0.29)	—		11.09	7.35	909	0.10	(c)(d)	2.93		25
—	—	(0.16)	—		10.61	16.70	1,987	0.10	(c)(d)	2.94		23

$(1.90)	$—	$(2.00)	$—	(b)	$18.79	(5.05)%	$459,142	0.69%		0.47%		134%
(1.37)	—	(1.43)	—	(b)	21.64	14.67	424,762	0.68		0.61		150
—	—	(0.04)	—	(b)	20.22	10.33	383,054	0.72		0.60		161
—	—	(0.10)	—		18.36	11.01	258,048	0.71		0.90		137
—	—	—	—		16.63	16.54	292,920	0.71		0.35		148

$(1.90)	$—	$(2.02)	$—	(b)	$18.22	(5.32)%	$439,571	0.93%		0.24%		134%
(1.37)	—	(1.40)	—	(b)	21.11	14.37	518,562	0.93		0.37		150
—	—	(0.02)	—	(b)	19.78	10.09	459,715	0.97		0.35		161
—	—	(0.08)	—		17.99	10.75	287,845	0.96		0.66		137
—	—	—	—		16.32	16.24	235,357	0.96		0.10		148

$(2.75)	$—	$(2.75)	$—	(b)	$17.28	(15.22)%	$206,444	1.50%		(0.69)%		140%
(2.37)	—	(2.37)	—	(b)	23.21	4.71	420,835	1.51		(0.49)		188
(1.92)	—	(1.92)	—	(b)	24.55	14.08	597,208	1.52		(0.81)		155
(2.17)	—	(2.17)	—		23.27	6.82	597,547	1.51		(0.79)		144
(1.82)	—	(1.82)	—		23.89	31.57	491,944	1.50		(1.13)		176

$(2.75)	$—	$(2.75)	$—	(b)	$16.32	(15.43)%	$23,812	1.75%		(0.95)%		140%
(2.37)	—	(2.37)	—	(b)	22.12	4.47	54,701	1.76		(0.74)		188
(1.92)	—	(1.92)	—	(b)	23.57	13.82	62,776	1.77		(1.06)		155
(2.17)	—	(2.17)	—		22.46	6.49	50,854	1.76		(1.05)		144
(1.82)	—	(1.82)	—		23.20	31.33	55,531	1.75		(1.39)		176

$— (b)	$—	$(0.02)	$—	(b)	$9.75	(7.30)%	$122,861	0.72%		0.30%		143%
(0.14)	—	(0.16)	—		10.54	14.72	50,850	0.71		0.30		106
—	—	(0.02)	—	(b)	9.34	19.68	4,600	0.73		0.48		153
—	—	—	—		7.82	12.79	3,457	0.71		0.24		123
—	—	—	—		6.94	22.61	2,527	0.71		0.08		90

$— (b)	$—	$— (b)	$—	(b)	$9.71	(7.49)%	$11	0.96%		—	%(e)	143%
(0.14)	—	(0.17)	—		10.50	16.96	12	0.96	*	0.13	*	106

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Mid-Cap Fund
Institutional Class
6/30/2008	$29.54	$0.04	$0.36	$0.40	$—
6/30/2007	28.50	0.10	3.81	3.91	—
6/30/2006	25.20	0.10	3.20	3.30	—
6/30/2005	21.80	0.07	3.33	3.40	—
6/30/2004	17.65	0.02	4.13	4.15	—
Administrative Class
6/30/2008	$28.76	$(0.03)	$0.36	$0.33	$—
6/30/2007	27.89	0.03	3.71	3.74	—
6/30/2006	24.71	0.02	3.16	3.18	—
6/30/2005	21.44	0.02	3.25	3.27	—
6/30/2004	17.40	(0.03)	4.07	4.04	—
NFJ All-Cap Value Fund
Institutional Class
6/30/2008	$20.32	$0.42	$(4.29)	$(3.87)	$(0.31)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)
6/30/2005	15.36	0.21	1.22	1.43	—
6/30/2004	12.41	0.09	3.33	3.42	(0.05)
Administrative Class
6/30/2008	$20.21	$0.41	$(4.31)	$(3.90)	$(0.12)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)
6/30/2005	15.31	0.13	1.25	1.38	—
6/30/2004	12.39	0.05	3.32	3.37	(0.03)
NFJ Dividend Value Fund
Institutional Class
6/30/2008	$18.51	$0.48	$(2.83)	$(2.35)	$(0.51)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)
6/30/2004	10.54	0.34	2.07	2.41	(0.27)
Administrative Class
6/30/2008	$18.55	$0.45	$(2.84)	$(2.39)	$(0.47)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)
6/30/2004	10.56	0.31	2.06	2.37	(0.24)
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

66	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.07)	$—	$(3.07)	$—	(b)	$26.87		0.69%	$522,366	0.69%	0.12%	149%
(2.87)	—	(2.87)	—	(b)	29.54		15.02	482,027	0.69	0.35	164
—	—	—	—	(b)	28.50	(c)	13.10 (c)	470,705	0.71	0.35	174
—	—	—	—		25.20		15.60	271,735	0.71	0.31	140
—	—	—	—		21.80		23.51	254,401	0.71	0.12	165

$(3.07)	$—	$(3.07)	$—	(b)	$26.02		0.45%	$214,673	0.94%	(0.11)%	149%
(2.87)	—	(2.87)	—	(b)	28.76		14.73	278,073	0.94	0.11	164
—	—	—	—	(b)	27.89	(d)	12.87 (d)	304,305	0.96	0.09	174
—	—	—	—		24.71		15.25	260,340	0.96	0.07	140
—	—	—	—		21.44		23.22	190,058	0.95	(0.14)	165

$(4.52)	$—	$(4.83)	$—	(b)	$11.62		(22.41)%	$10,486	0.91%	2.73%	47%
(0.40)	—	(0.63)	—	(b)	20.32		19.14	11,196	0.92	1.69	122
(0.65)	—	(0.74)	—	(b)	17.61		15.13	32,059	0.91 (f)	1.29	55
(0.83)	—	(0.83)	0.01		15.97		9.30	29,288	0.91 (e)	1.34	150
(0.42)	—	(0.47)	—		15.36		27.88	1,542	0.96	0.61	145

$(4.52)	$—	$(4.64)	$—	(b)	$11.67		(22.60)%	$18	1.16%	2.37%	47%
(0.40)	—	(0.59)	—	(b)	20.21		18.86	24	1.18	1.50	122
(0.65)	—	(0.68)	—	(b)	17.52		14.90	20	1.16 (g)	1.03	55
(0.83)	—	(0.83)	0.01		15.87		8.99	18	1.20 (e)	0.81	150
(0.42)	—	(0.45)	—		15.31		27.54	16	1.20	0.36	145

$(0.91)	$—	$(1.42)	$—	(b)	$14.74		(13.48)%	$1,802,701	0.67%	2.86%	49%
(0.29)	—	(0.70)	—	(b)	18.51		24.20	1,693,928	0.67	2.62	29
(0.22)	—	(0.67)	—	(b)	15.51		17.21	349,151	0.71	2.89	26
(0.15)	—	(0.49)	—		13.85		14.08	119,556	0.71	2.74	30
(0.09)	—	(0.36)	—		12.59		23.11	72,757	0.70	2.86	36

$(0.91)	$—	$(1.38)	$—	(b)	$14.78		(13.67)%	$745,713	0.92%	2.68%	49%
(0.29)	—	(0.68)	—	(b)	18.55		23.91	408,959	0.91	2.33	29
(0.22)	—	(0.60)	—	(b)	15.56		16.89	9,904	0.95	2.24	26
(0.15)	—	(0.46)	—		13.86		13.78	1,525	0.96	2.49	30
(0.09)	—	(0.33)	—		12.60		22.69	1,523	0.96	2.62	36

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ International Value Fund
Institutional Class
6/30/2008	$26.73	$1.17	$(0.91)	$0.26	$(0.96)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)
6/30/2004	11.34	0.52	4.12	4.64	(0.39)
NFJ Large-Cap Value Fund
Institutional Class
6/30/2008	$20.81	$0.43	$(3.76)	$(3.33)	$(0.42)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)
6/30/2004	12.26	0.25	2.36	2.61	(0.23)
Administrative Class
6/30/2008	$20.80	$0.36	$(3.75)	$(3.39)	$(0.37)
9/15/2006 - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)
NFJ Mid-Cap Value Fund
Institutional Class
6/30/2008	$17.52	$0.33	$(3.35)	$(3.02)	$(0.36)
8/22/2006 - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)
NFJ Small-Cap Value Fund
Institutional Class
6/30/2008	$35.97	$0.57	$(2.86)	$(2.29)	$(0.61)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)
6/30/2004	22.03	0.60	5.83	6.43	(0.30)
Administrative Class
6/30/2008	$34.83	$0.47	$(2.75)	$(2.28)	$(0.65)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)
6/30/2004	21.79	0.57	5.47	6.04	(0.28)
OCC Equity Premium Strategy Fund
Institutional Class
6/30/2008	$9.72	$0.07	$(1.30)	$(1.23)	$—
6/30/2007	8.46	0.07	1.77	1.84	—
6/30/2006	8.04	0.07	0.66	0.73	(0.01)
6/30/2005	7.66	0.11	0.36	0.47	(0.09)
6/30/2004	6.57	0.12	1.10	1.22	(0.13)
Administrative Class
6/30/2008	$9.64	$0.05	$(1.29)	$(1.24)	$—
6/30/2007	8.41	0.05	1.76	1.81	—
6/30/2006	8.02	0.04	0.65	0.69	— (b)
6/30/2005	7.65	0.09	0.35	0.44	(0.07)
6/30/2004	6.55	0.10	1.11	1.21	(0.11)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01, respectively.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(f)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 1.53%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.

68	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.04)	$—	$(2.00)	$—	(b)	$24.99		0.70%	$211,340	1.04%		4.43%	23%
(0.27)	—	(0.70)	—	(b)	26.73		41.84	33,611	1.06		2.71	26
(0.15)	—	(0.33)	0.01		19.43		28.63	3,026	1.08		2.70	25
(2.48)	—	(3.12)	—		15.38		27.08	2,501	0.53	(g)(h)	4.06	61
(0.86)	—	(1.25)	—		14.73		42.12	1,927	0.41		3.80	80

$(0.29)	$—	$(0.71)	$—	(b)	$16.77		(16.35)%	$349,924	0.70%		2.30%	39%
(0.41)	—	(0.75)	—	(b)	20.81		21.52	161,445	0.72		2.01	26
(0.37)	—	(0.75)	—	(b)	17.79		15.77	27,324	0.73		2.23	32
(0.59)	—	(0.85)	0.01		16.06		15.78	7,835	0.71		1.96	35
—	—	(0.23)	—		14.64		21.46	3,279	0.70		1.82	99

$(0.29)	$—	$(0.66)	$—	(b)	$16.75		(16.66)%	$16,623	0.95%		1.96%	39%
(0.41)	—	(0.73)	—	(b)	20.80		18.52	77	0.97	*	1.73 *	26

$(0.63)	$—	$(0.99)	$—	(b)	$13.51		(17.79)%	$1,653	0.88%		2.07%	70%
(0.01)	—	(0.37)	—	(b)	17.52		19.48	4,940	0.86	*(f)	4.01 *	34

$(2.99)	$—	$(3.60)	$—	(b)	$30.08		(6.63)%	$1,198,175	0.82%		1.75%	33%
(2.52)	—	(3.17)	—	(b)	35.97		21.71	962,528	0.82		2.82	27
(2.47)	—	(3.10)	—	(b)	32.44		15.00	653,254	0.86		2.40	32
(1.60)	—	(2.04)	—		31.08		19.00	462,991	0.86		2.25	20
(0.23)	—	(0.53)	—		27.93		29.53	266,629	0.86		2.40	30

$(2.99)	$—	$(3.64)	$—	(b)	$28.91		(6.84)%	$666,419	1.07%		1.50%	33%
(2.52)	—	(3.11)	—	(b)	34.83		21.44	903,752	1.07		2.55	27
(2.47)	—	(3.04)	—	(b)	31.52		14.65	698,010	1.11		2.13	32
(1.60)	—	(2.02)	—		30.31		18.74	527,720	1.11		2.02	20
(0.23)	—	(0.51)	—		27.32		28.04	197,865	1.11		2.28	30

$(0.59)	$—	$(0.59)	$—	(b)	$7.90		(13.13)%	$2,184	0.88%		0.79%	120%
(0.58)	—	(0.58)	—	(b)	9.72	(c)	22.37 (c)	3,093	0.88		0.78	135
(0.30)	—	(0.31)	—	(b)	8.46		8.91	4,836	0.90		0.78	149
—	—	(0.09)	—		8.04		6.14 (d)	6,712	0.86		1.40	24
—	—	(0.13)	—		7.66		18.66	8,212	0.86		1.63	83

$(0.59)	$—	$(0.59)	$—	(b)	$7.81		(13.36)%	$237	1.13%		0.54%	120%
(0.58)	—	(0.58)	—	(b)	9.64	(c)	21.98 (c)	431	1.13		0.54	135
(0.30)	—	(0.30)	—	(b)	8.41		8.66	531	1.15		0.52	149
—	—	(0.07)	—		8.02		5.84 (e)	739	1.11		1.15	24
—	—	(0.11)	—		7.65		18.56	780	1.11		1.41	83

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Growth Fund
Institutional Class
6/30/2008	$25.97	$0.08	$(0.21)	$(0.13)	$—
6/30/2007	20.74	0.06	5.17	5.23	—
6/30/2006	18.76	0.04	1.94	1.98	—
6/30/2005	18.13	0.11	0.52	0.63	—
6/30/2004	15.13	0.02	2.98	3.00	—
Administrative Class
6/30/2008	$25.33	$— (b)	$(0.19)	$(0.19)	$—
6/30/2007	20.28	— (b)	5.05	5.05	—
6/30/2006	18.39	(0.01)	1.90	1.89	—
6/30/2005	17.81	0.07	0.51	0.58	—
6/30/2004	14.90	(0.03)	2.94	2.91	—
OCC International Equity Fund
Institutional Class
6/30/2008	$18.81	$0.47	$(2.49)	$(2.02)	$(0.26)
7/03/2006 - 6/30/2007	15.00	0.29	3.57	3.86	(0.01)
OCC Opportunity Fund
Institutional Class
6/30/2008	$26.78	$(0.04)	$(4.23)	$(4.27)	$—
6/30/2007	21.84	(0.14)	5.62	5.48	—
6/30/2006	18.95	(0.13)	3.02	2.89	—
6/30/2005	17.86	(0.11)	1.20	1.09	—
6/30/2004	13.13	(0.09)	4.82	4.73	—
Administrative Class
6/30/2008	$26.34	$(0.09)	$(4.15)	$(4.24)	$—
6/30/2007	21.55	(0.19)	5.52	5.33	—
6/30/2006	18.74	(0.18)	2.99	2.81	—
6/30/2005	17.70	(0.16)	1.20	1.04	—
6/30/2004	13.04	(0.13)	4.79	4.66	—
OCC Renaissance Fund
Institutional Class
6/30/2008	$23.35	$0.24	$(2.68)	$(2.44)	$(0.03)
6/30/2007	22.19	0.16	4.16	4.32	—
6/30/2006	24.78	0.16	1.48	1.64	—
6/30/2005	25.10	0.09	(0.41)	(0.32)	—
6/30/2004	17.39	0.05	7.66	7.71	—
Administrative Class
6/30/2008	$22.89	$0.18	$(2.61)	$(2.43)	$(0.07)
6/30/2007	21.86	0.11	4.08	4.19	—
6/30/2006	24.53	0.09	1.47	1.56	—
6/30/2005	24.90	0.04	(0.41)	(0.37)	—
6/30/2004	17.30	(0.01)	7.61	7.60	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.16 and 6.59%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.

70	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	$—	(b)	$25.84		(0.46)%		$22,420	0.76%		0.32%	116%
—	—	—	—	(b)	25.97	(p)	25.22	(p)	7,355	0.76		0.25	79
—	—	—	—	(b)	20.74		10.55		5,651	0.77		0.22	115
—	—	—	—		18.76	(e)	3.47	(e)	6,645	0.76		0.58	39
—	—	—	—		18.13	(c)	19.83	(c)	7,497	0.76		0.09	71

$—	$—	$—	$—	(b)	$25.14		(0.75)%		$65	1.01%		(0.02)%	116%
—	—	—	—	(b)	25.33	(q)	24.90	(q)	86	1.01		— (t)	79
—	—	—	—	(b)	20.28		10.28		101	1.02		(0.03)	115
—	—	—	—		18.39	(f)	3.26	(f)	99	1.01		0.38	39
—	—	—	—		17.81	(d)	19.53	(d)	145	1.01		(0.15)	71

$(1.67)	$—	$(1.93)	$—		$14.86		(12.04)%		$4,694	1.08%		2.80%	95%
(0.04)	—	(0.05)	—		18.81		25.77		4,833	1.07	*(r)	1.78 *	74

$(3.25)	$—	$(3.25)	$—	(b)	$19.26		(17.73)%		$79,635	0.91%		(0.20)%	199%
(0.54)	—	(0.54)	—	(b)	26.78		25.37		26,598	0.92		(0.62)	148
—	—	—	—	(b)	21.84	(k)	15.25	(k)	38,377	0.92		(0.62)	171
—	—	—	—		18.95		6.10	(m)	36,853	0.91		(0.64)	139
—	—	—	—		17.86		36.02		53,116	0.91		(0.58)	184

$(3.25)	$—	$(3.25)	$—	(b)	$18.85		(17.88)%		$168	1.16%		(0.40)%	199%
(0.54)	—	(0.54)	—	(b)	26.34		25.01		130	1.17		(0.90)	148
—	—	—	—	(b)	21.55	(l)	15.00	(l)	2,904	1.17		(0.87)	171
—	—	—	—		18.74		5.88	(n)	3,411	1.16		(0.89)	139
—	—	—	—		17.70		35.74	(o)	3,647	1.17		(0.79)	184

$(4.16)	$—	$(4.19)	$—	(b)	$16.72		(12.60)%		$27,970	0.79	%(s)	1.16%	82%
(3.16)	—	(3.16)	—	(b)	23.35		20.77		57,350	0.83	(s)	0.73	112
(4.23)	—	(4.23)	—	(b)	22.19	(g)	6.73	(g)	51,569	0.86		0.66	85
—	—	—	—		24.78	(h)	(1.27	)(h)	149,294	0.86		0.38	101
—	—	—	—		25.10		44.34		305,637	0.86		0.21	60

$(4.16)	$—	$(4.23)	$—	(b)	$16.23		(12.83)%		$40,749	1.04	%(s)	0.89%	82%
(3.16)	—	(3.16)	—	(b)	22.89		20.46		80,521	1.08	(s)	0.48	112
(4.23)	—	(4.23)	—	(b)	21.86	(j)	6.45	(j)	127,136	1.11		0.40	85
—	—	—	—		24.53	(i)	(1.49	)(i)	189,795	1.11		0.15	101
—	—	—	—		24.90		43.93		175,132	1.11		(0.04)	60
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.82 and 15.13%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.53 and 14.87%, respectively.
(m)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(n)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(o)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(p)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(q)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(r)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 2.24%.
(s)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(t)	Less than 0.005%

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Small-Cap Value Fund
Institutional Class
11/1/2007 - 6/30/2008	$15.00	$0.10	$(2.43)	$(2.33)	$—
OCC Target Fund
Institutional Class
6/30/2008	$25.66	$(0.04)	$0.56	$0.52	$—
6/30/2007	20.17	(0.03)	5.52	5.49	—
6/30/2006	18.18	(0.07)	2.06	1.99	—
6/30/2005	17.42	(0.05)	0.81	0.76	—
6/30/2004	13.48	(0.06)	4.00	3.94	—
Administrative Class
6/30/2008	$25.42	$(0.11)	$0.57	$0.46	$—
6/30/2007	20.02	(0.09)	5.49	5.40	—
6/30/2006	18.10	(0.12)	2.04	1.92	—
6/30/2005	17.39	(0.09)	0.80	0.71	—
6/30/2004	13.48	(0.10)	4.01	3.91	—
OCC Value Fund
Institutional Class
6/30/2008	$18.84	$0.29	$(5.74)	$(5.45)	$(0.22)
6/30/2007	16.49	0.27	3.56	3.83	(0.24)
6/30/2006	17.62	0.25	1.20	1.45	(0.23)
6/30/2005	17.46	0.21	0.49	0.70	(0.08)
6/30/2004	12.90	0.16	4.48	4.64	(0.08)
Administrative Class
6/30/2008	$18.43	$0.24	$(5.58)	$(5.34)	$(0.24)
6/30/2007	16.18	0.22	3.50	3.72	(0.23)
6/30/2006	17.34	0.20	1.19	1.39	(0.20)
6/30/2005	17.17	0.16	0.49	0.65	(0.02)
6/30/2004	12.71	0.12	4.41	4.53	(0.07)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(i)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.

72	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	$—		$12.67		(15.53)%		$3,290	0.88%*	1.14%*	30%

$(2.38)	$—	$(2.38)	$—	(b)	$23.80		1.73%		$11,980	0.81%	(0.16)%	122%
—	—	—	—	(b)	25.66		27.23		9,857	0.81	(0.14)	114
—	—	—	—	(b)	20.17	(e)	10.89	(e)	7,349	0.82	(0.36)	134
—	—	—	—		18.18		4.36	(g)	57,815	0.81	(0.30)	103
—	—	—	—		17.42		29.23		61,005	0.81	(0.37)	96

$(2.38)	$—	$(2.38)	$—	(b)	$23.50		1.46%		$132	1.06%	(0.44)%	122%
—	—	—	—	(b)	25.42		26.97		193	1.06	(0.41)	114
—	—	—	—	(b)	20.02	(f)	10.61	(f)	203	1.07	(0.60)	134
—	—	—	—		18.10		4.08	(h)	206	1.06	(0.55)	103
—	—	—	—		17.39		29.01	(i)	335	1.06	(0.62)	96

$(2.83)	$—	$(3.05)	$—	(b)	$10.34		(33.98)%		$49,083	0.71%	1.93%	97%
(1.24)	—	(1.48)	—	(b)	18.84		23.70		116,630	0.70	1.47	95
(2.35)	—	(2.58)	—	(b)	16.49		8.51		90,492	0.72	1.43	63
(0.46)	—	(0.54)	—		17.62	(c)	3.98	(c)	128,968	0.71	1.20	101
—	—	(0.08)	—		17.46		36.10		191,216	0.71	1.00	67

$(2.83)	$—	$(3.07)	$—	(b)	$10.02		(33.34)%		$45,729	0.96%	1.68%	97%
(1.24)	—	(1.47)	—	(b)	18.43		23.42		101,704	0.95	1.23	95
(2.35)	—	(2.55)	—	(b)	16.18		8.25		83,668	0.97	1.19	63
(0.46)	—	(0.48)	—		17.34	(d)	3.77	(d)	117,497	0.96	0.95	101
—	—	(0.07)	—		17.17		35.72		96,072	0.96	0.76	67

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	73

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of nineteen of the funds offered by the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities

74	Allianz Funds Annual Report	06.30.08

where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$14,001; NFJ Dividend Value Fund—$1,641,701; NFJ International Value Fund—$3,594,065; NFJ Mid-Cap Value Fund—$5,205; NFJ Small-Cap Value Fund—$269,829; OCC Equity Premium Strategy Fund—$12,158; OCC Growth Fund—$21,876; OCC International Equity Fund—$13,272; OCC Renaissance Fund—$205,362 and OCC Target Fund—$5,348.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest.

06.30.08	Allianz Funds Annual Report	75

Notes to Financial Statements  (Cont.)

June 30, 2008

Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $2,272,554. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

The Allianz Global Investors Multi-Style Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (“PIMCO”), an affiliate, by the underlying funds in which it invests.

76	Allianz Funds Annual Report	06.30.08

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
CCM Emerging Companies Fund	1.25%	(4)	0.25%		0.25%	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ All-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%	(5)	0.25%		0.25%	0.40%	0.40%	0.40%
NFJ International Value Fund	0.60%		0.45%		N/A	0.60%	0.60%	N/A
NFJ Large-Cap Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%		N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(6)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC International Equity Fund	0.60%		0.45%		N/A	N/A	N/A	N/A
OCC Opportunity Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(7)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Small-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Target Fund	0.55%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Funds Administrative Fee below 0.10%.

(4)

Effective January 1, 2008 the Fund’s advisory fee was reduced by 0.05% to 1.20%. In addition, effective July 1, 2008, the Fund’s advisory fee has been reduced by 0.05% to 1.15%. These advisory fee reductions will continue until at least December 31, 2008.

(5)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(6)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(7)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable holding period for each Fund:

Funds	7 days	30 days

Allianz Global Investors Multi-Style, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance, OCC Small-Cap Value, OCC Target and OCC Value Funds

*
NFJ International Value and OCC International Equity Funds		*

06.30.08	Allianz Funds Annual Report	77

Notes to Financial Statements  (Cont.)

June 30, 2008

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $4,326,457 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent

78	Allianz Funds Annual Report	06.30.08

and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$52,889	$66,767
CCM Capital Appreciation Fund	2,083,296	2,122,245
CCM Emerging Companies Fund	464,615	664,505
CCM Focused Growth Fund	204,484	118,451
CCM Mid-Cap Fund	1,973,114	1,951,437
NFJ All-Cap Value Fund	18,234	18,316
NFJ Dividend Value Fund	4,773,855	4,076,308
NFJ International Value Fund	1,188,711	213,592
NFJ Large-Cap Value Fund	1,049,719	354,521
NFJ Mid-Cap Value Fund	8,964	10,539
NFJ Small-Cap Value Fund	1,377,642	1,451,641
OCC Equity Premium Strategy Fund	69,669	80,594
OCC Growth Fund	658,706	659,295
OCC International Equity Fund	5,043	4,483
OCC Opportunity Fund	528,829	493,256
OCC Renaissance Fund	1,438,464	2,002,047
OCC Small-Cap Value Fund	3,973	435
OCC Target Fund	767,349	855,113
OCC Value Fund	1,309,321	1,903,641

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity Premium Strategy Fund		OCC Renaissance Fund		OCC Target Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	4,215	$436	—	$—	—	$—
Sales	18,115	2,860	35,185	4,216	1,500	172
Closing Buys	1,930	597	9,386	1,316	1,500	172
Exercises	3,055	186	—	—	—	—
Expirations	15,630	2,202	25,010	2,838	—	—
Balance at 6/30/2008	1,715	$311	789	$62	—	$—

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt

06.30.08	Allianz Funds Annual Report	79

Notes to Financial Statements  (Cont.)

June 30, 2008

obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust may also serve as officers and directors/ trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Funding LLC (“Axon”) and / or SIV Portfolio PLC (formerly Cheyne Finance LLC, “SIV Portfolio”), purchased with cash collateral for securities on loan under the Trust’s securities lending program. At June 30, 2008, the LOC provided sufficient financial support to enable each applicable Fund to effectively value its positions in Axon and SIV Portfolio (subject to the information in the next paragraph) at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds and such affiliate (neither the Trust nor the Funds) is responsible for any repayment obligations with respect to any amounts drawn under the LOC.

On July 24, 2008 (subsequent to the period covered by this report), SIV Portfolio underwent a restructuring pursuant to which the Funds that held SIV Portfolio securities exchanged those positions for notes (“Gryphon Notes”) issued by Gryphon Funding Limited, a newly formed entity that received a pro rata portion of the portfolio assets of SIV Portfolio in the transaction. Those Funds also received back in the transaction SIV Portfolio positions (“SIV Portfolio Residual Notes”) to allow the Funds to receive distributions of remaining cash held by SIV Portfolio. The LOC described above provides the same amount of coverage for the Gryphon Notes and the SIV Portfolio Residual Notes, taken together, as it did for the SIV Portfolio positions initially held by the Funds such that, as of the date of issuance of this report, the Funds have not incurred any losses with respect to their initial investments in SIV Portfolio securities.

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
Allianz Global Investors Multi-Style Fund	$—	$—	$—	$—	$—	$—
CCM Capital Appreciation Fund	—	—	—	—	—	17,997
CCM Emerging Companies Fund	—	—	—	—	—	21,831
CCM Focused Growth Fund	108	—	—	—	361	6,289
CCM Mid-Cap Fund	—	—	—	—	—	6,419
NFJ All-Cap Value Fund	522	—	—	—	—	2,153
NFJ Dividend Value Fund	172,257	207,338	—	—	—	—
NFJ International Value Fund	5,950	33,452	—	—	—	6
NFJ Large-Cap Value Fund	247	14	—	—	—	43,472
NFJ Mid-Cap Value Fund	313	—	—	—	—	238
NFJ Small-Cap Value Fund	24,189	400,258	—	—	—	50
OCC Equity Premium Strategy Fund	—	—	—	—	3,957	—
OCC Growth Fund	—	—	—	—	84,523	—
OCC International Equity Fund	130	70	—	—	—	1
OCC Opportunity Fund	—	—	—	—	—	17,682
OCC Renaissance Fund	4,474	103	—	—	—	89,647
OCC Small Cap Value	9	—	—	—	—	24
OCC Target Fund	26,728	16,391	—	—	—	—
OCC Value Fund	10,917	—	—	—	—	161,726

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

80	Allianz Funds Annual Report	06.30.08

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
	2009	2010	2011	2012	2013
Allianz Global Investors Multi-Style Fund	$—	$—	$—	$—	$—
CCM Capital Appreciation Fund	—	—	—	—	—
CCM Emerging Companies Fund	—	—	—	—	—
CCM Focused Growth Fund	—	—	361	—	—
CCM Mid-Cap Fund	—	—	—	—	—
NFJ All-Cap Value Fund	—	—	—	—	—
NFJ Dividend Value Fund	—	—	—	—	—
NFJ International Value Fund	—	—	—	—	—
NFJ Large-Cap Value Fund	—	—	—	—	—
NFJ Mid-Cap Value Fund	—	—	—	—	—
NFJ Small-Cap Value Fund	—	—	—	—	—
OCC Equity Premium Strategy Fund	—	—	3,957	—	—
OCC Growth Fund	807	807	82,908	—	—
OCC International Equity Fund	—	—	—	—	—
OCC Opportunity Fund	—	—	—	—	—
OCC Renaissance Fund	—	—	—	—	—
OCC Small Cap Value	—	—	—	—	—
OCC Target Fund	—	—	—	—	—
OCC Value Fund	—	—	—	—	—

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
Allianz Global Investors Multi-Style Fund	$273,661	$12,177	$(6,850)	$5,327
CCM Capital Appreciation Fund	1,594,537	141,079	(63,031)	78,048
CCM Emerging Companies Fund	260,989	23,669	(15,312)	8,357
CCM Focused Growth Fund	131,107	5,723	(4,989)	734
CCM Mid-Cap Fund	1,426,531	168,235	(56,520)	111,715
NFJ All-Cap Value Fund	45,763	2,224	(10,345)	(8,121)
NFJ Dividend Value Fund	9,614,279	396,784	(1,598,166)	(1,201,382)
NFJ International Value Fund	1,899,658	108,790	(177,319)	(68,529)
NFJ Large-Cap Value Fund	1,226,736	55,123	(175,889)	(120,766)
NFJ Mid-Cap Value Fund	14,359	565	(3,312)	(2,747)
NFJ Small-Cap Value Fund	5,062,621	765,973	(497,503)	268,470
OCC Equity Premium Strategy Fund	60,853	1,544	(11,618)	(10,074)
OCC Growth Fund	570,450	77,587	(39,057)	38,530
OCC International Equity Fund	4,884	222	(503)	(281)
OCC Opportunity Fund	313,763	25,736	(32,198)	(6,462)
OCC Renaissance Fund	1,664,086	131,873	(176,853)	(44,980)
OCC Small Cap Value	5,561	84	(295)	(211)
OCC Target Fund	644,417	113,544	(42,760)	70,784
OCC Value Fund	1,145,034	53,929	(260,276)	(206,347)

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

06.30.08	Allianz Funds Annual Report	81

Notes to Financial Statements  (Cont.)

June 30, 2008

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions	Return of Capital
Allianz Global Investors Multi-Style Fund	$14,941	$12,448	$3,656
CCM Capital Appreciation Fund	48,829	96,762	—
CCM Emerging Companies Fund	2,256	43,352	—
CCM Focused Growth Fund	149	27	—
CCM Mid-Cap Fund	45,077	97,739	—
NFJ All-Cap Value Fund	5,264	6,295	—
NFJ Dividend Value Fund	481,285	165,081	—
NFJ International Value Fund	53,317	18,675	—
NFJ Large-Cap Value Fund	25,172	8,003	—
NFJ Mid-Cap Value Fund	709	—	—
NFJ Small-Cap Value Fund	98,212	366,161	—
OCC Equity Premium Strategy Fund	3,918	—	—
OCC Growth Fund	—	—	—
OCC International Equity Fund	396	118	—
OCC Opportunity Fund	18,405	13,905	—
OCC Renaissance Fund	190,810	186,078	—
OCC Small-Cap Value Fund	—	—	—
OCC Target Fund	17,157	50,633	—
OCC Value Fund	111,616	157,432	—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

9.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2008 (amounts in thousands):

Underlying Fund	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2008	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation Fund	$2,659	$—	$—	$—	$2,584	$14	$—
CCM Mid-Cap Fund	2,437	—	—	—	2,454	—	—
NACM International Fund	41,519	9	9	(4)	29,476	702	(25)
NFJ Large-Cap Value Fund	—	14	—	1	13,301	169	—
NFJ Small-Cap Value Fund	5,846	1	1	(2)	4,270	110	119
OCC Growth Fund	2,028	—	—	—	2,019	—	—
OCC Opportunity Fund	7,280	1	1	(2)	5,799	—	(19)
OCC Renaissance Fund	21,965	4	2	3	17,336	32	(396)
OCC Target Fund	3,138	—	—	—	3,193	—	—
OCC Value Fund	17,550	—	14,030	—	—	253	(3,555)
PIMCO Foreign Bond (U.S. Dollar-Hedged) Fund	3,770	—	—	—	3,697	143	(6)
PIMCO High Yield Fund	7,524	1	1	—	6,978	559	(38)
PIMCO Japanese StockPLUS Total Return Strategy Fund	5,669	—	—	2	4,096	83	(58)
PIMCO Short-Term Fund	12,511	2	2	—	11,915	571	(28)
PIMCO StocksPLUS Fund	47,221	3	5	1	37,061	2,732	(138)
RCM Large-Cap Growth Fund	30,893	3	5	(2)	24,049	154	105
RCM Mid-Cap Fund	21,254	—	4	(3)	15,738	—	410
PIMCO Total Return Fund	101,774	11	23	(2)	95,022	5,108	(383)
Totals	$335,038	$49	$14,083	$(8)	$278,988	$10,630	$(3,812)

82	Allianz Funds Annual Report	06.30.08

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2008: (amounts in thousands):

NFJ	Small-Cap Value:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2008	Dividend Income	Net Realized Loss
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(12,045)	$26,861	$379	$—
Iowa Telecommunications Services, Inc.*	38,141	—	12,168	—	—	2,370	(1,588)
Royal Gold, Inc.	32,009	9,826	—	4,502	53,234	371	—
Sonic Automotive, Inc.*	41,381	7,930	18,703	—	—	674	(6,623)
Totals	$111,531	$56,662	$30,871	$(7,543)	$80,095	$3,794	$(8,211)

*	Not affiliated at June 30, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.65%	$38,906	0.72%
Iowa Telecommunications Services, Inc.*	5.55	32,516	0.60
Royal Gold, Inc.	5.00	48,732	0.90
Sonic Automotive, Inc.*	5.91	48,139	0.89
		$168,293	3.11%

*	Not affiliated at June 30, 2008

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Fund Multi-Style Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	736	$8,624	1,190	$14,413	9,320	$186,160	4,069	$82,957	1,772	$34,679	2,851	$65,248
Administrative Class	—	—	—	—	9,002	182,211	5,495	110,183	393	7,437	408	8,923
Other Classes	4,236	50,354	6,075	74,894	9,083	179,407	12,321	242,451	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	147	1,663	55	682	1,566	33,673	1,305	26,163	1,657	32,866	1,921	42,419
Administrative Class	—	—	—	—	2,056	42,983	1,545	30,219	288	5,396	270	5,690
Other Classes	2,002	23,056	1,287	15,906	2,133	42,877	1,633	30,795	—	—	—	—
Cost of shares redeemed
Institutional Class	(456)	(5,394)	(259)	(3,205)	(6,075)	(130,229)	(4,687)	(96,780)	(9,617)	(195,152)	(10,965)	(248,875)
Administrative Class	—	—	—	—	(11,503)	(230,762)	(5,716)	(113,970)	(1,694)	(31,404)	(869)	(19,094)
Other Classes	(7,252)	(85,744)	(6,231)	(76,774)	(10,935)	(214,972)	(12,122)	(235,228)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(587)	$(7,441)	2,117	$25,916	4,647	$91,348	3,843	$76,790	(7,201)	$(146,178)	(6,384)	$(145,689)

06.30.08	Allianz Funds Annual Report	83

Notes to Financial Statements  (Cont.)

June 30, 2008

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NFJ All-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	9,392	$97,249	4,797	$47,142	6,281	$175,534	4,338	$119,623	379	$5,549	208	$3,900
Administrative Class	—	—	1	10	1,830	50,971	1,871	50,771	5	100	—	—
Other Classes	1,149	11,652	442	4,464	13,628	360,056	5,131	134,824	1,368	20,072	1,006	18,807
Issued in reinvestment of dividends and distributions
Institutional Class	10	109	11	105	1,727	49,504	1,546	40,477	226	3,133	61	1,176
Administrative Class	—	—	—	—	1,015	28,211	1,108	28,285	2	28	— *	1
Other Classes	— *	5	1	10	2,109	56,043	2,230	54,716	527	7,023	34	665
Cost of shares redeemed
Institutional Class	(1,632)	(16,457)	(473)	(4,733)	(4,886)	(136,478)	(6,080)	(167,030)	(254)	(3,409)	(1,539)	(29,835)
Administrative Class	—	—	—	—	(4,263)	(110,699)	(4,221)	(113,155)	(6)	(88)	—	—
Other Classes	(321)	(3,199)	(33)	(358)	(9,294)	(238,377)	(9,953)	(258,508)	(1,484)	(20,876)	(417)	(7,915)
Net increase (decrease) resulting from Fund share transactions	8,598	$89,359	4,746	$46,640	8,147	$234,765	(4,030)	$(109,997)	763	$11,532	(647)	$(13,201)

	NFJ Dividend Value Fund				NFJ International Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	54,248	$911,249	80,532	$1,393,953	7,715	$203,964	1,160	$27,820	24,536	$466,547	7,051	$136,923
Administrative Class	31,312	518,715	22,113	402,111	—	—	—	—	1,060	19,426	158	3,042
Other Classes	114,145	1,914,365	258,601	4,372,627	41,185	1,092,430	13,748	321,923	34,101	661,212	16,678	328,177
Issued in reinvestment of dividends and distributions
Institutional Class	7,800	130,975	2,052	36,045	304	8,056	17	420	515	9,705	81	1,594
Administrative Class	2,524	42,238	273	4,891	—	—	—	—	10	191	1	24
Other Classes	21,940	365,933	6,708	115,957	1,529	40,343	192	4,518	894	16,881	277	5,376
Cost of shares redeemed
Institutional Class	(31,294)	(521,107)	(13,576)	(238,457)	(819)	(21,118)	(76)	(1,791)	(11,948)	(218,821)	(911)	(18,211)
Administrative Class	(5,428)	(90,754)	(975)	(17,611)	—	—	—	—	(82)	(1,508)	(155)	(3,218)
Other Classes	(131,010)	(2,160,984)	(43,022)	(744,223)	(9,591)	(242,672)	(1,540)	(35,079)	(15,024)	(276,949)	(2,083)	(40,159)
Net increase (decrease) resulting from Fund share transactions	64,237	$1,110,630	312,706	$5,325,293	40,323	$1,081,003	13,501	$317,811	34,062	$676,684	21,097	$413,548

84	Allianz Funds Annual Report	06.30.08

	NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund
	Year Ended 6/30/2008		Period 8/22/06* to 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	6	$106	281	$4,556	16,133	$523,317	8,582	$289,012
Administrative Class	—	—	—	—	7,299	228,349	7,763	253,664
Other Classes	484	7,523	693	11,476	19,571	598,737	14,236	461,453
Issued in reinvestment of dividends and distributions
Institutional Class	8	128	5	87	3,130	98,216	1,862	61,380
Administrative Class	—	—	—	—	2,479	74,962	2,029	64,828
Other Classes	29	432	7	114	7,370	220,282	6,317	199,540
Cost of shares redeemed
Institutional Class	(173)	(2,791)	(4)	(76)	(6,183)	(197,094)	(3,825)	(127,995)
Administrative Class	—	—	—	—	(12,671)	(398,321)	(5,993)	(196,328)
Other Classes	(445)	(6,797)	(26)	(433)	(26,828)	(827,891)	(21,316)	(687,281)
Net increase (decrease) resulting from Fund share transactions	(91)	$(1,399)	956	$15,724	10,300	$320,557	9,655	$318,273

*	Commencement of Operation

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC International Equity Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	59	$539	48	$432	765	$20,520	166	$4,209	31	$488	256	$3,785
Administrative Class	1	12	—	—	1	13	— *	1	—	—	—	—
Other Classes	863	7,455	1,916	16,854	8,945	233,568	2,067	50,231	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	18	162	17	162	—	—	—	—	30	513	1	13
Administrative Class	2	19	3	27	—	—	—	—	—	—	—	—
Other Classes	379	3,186	400	3,538	—	—	—	—	—	—	—	—
Cost of shares redeemed
Institutional Class	(118)	(1,035)	(319)	(2,738)	(180)	(4,567)	(155)	(3,231)	(2)	(25)	—	—
Administrative Class	(18)	(157)	(21)	(190)	(1)	(36)	(2)	(36)	—	—	—	—
Other Classes	(2,664)	(22,721)	(2,663)	(23,263)	(10,854)	(257,981)	(5,496)	(119,032)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,478)	$(12,540)	(619)	$(5,178)	(1,324)	$(8,483)	(3,420)	$(67,858)	59	$976	257	$3,798

	OCC Opportunity Fund				OCC Renaissance Fund				OCC Small-Cap Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007		Period from 11/1/2007† to 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	3,492	$74,318	279	$6,566	533	$10,506	607	$13,632	259	$ 3,503
Administrative Class	7	130	8	203	713	13,644	1,275	27,982	—	—
Other Classes	2,590	57,699	1,104	28,932	10,974	187,953	6,828	141,631	14	194
Issued in reinvestment of dividends and distributions
Institutional Class	172	3,859	37	880	287	5,455	204	4,370	—	—
Administrative Class	1	12	— *	5	313	5,792	349	7,322	—	—
Other Classes	1,075	23,161	175	4,073	18,214	301,911	13,951	269,765	—	—
Cost of shares redeemed
Institutional Class	(522)	(11,602)	(1,080)	(26,222)	(1,603)	(30,699)	(679)	(15,297)	—	—
Administrative Class	(4)	(80)	(138)	(2,831)	(2,033)	(42,294)	(3,923)	(85,542)	—	—
Other Classes	(3,955)	(77,512)	(2,348)	(55,199)	(36,756)	(633,938)	(46,703)	(966,528)	(3)	(46)
Net increase (decrease) resulting from Fund share transactions	2,856	$69,985	(1,963)	$(43,593)	(9,358)	$(181,670)	(28,091)	$(602,665)	270	$ 3,651

06.30.08	Allianz Funds Annual Report	85

Notes to Financial Statements  (Cont.)

June 30, 2008

	OCC Target Fund				OCC Value Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	130	$3,196	50	$1,170	1,509	$21,059	1,454	$26,052
Administrative Class	— *	6	1	6	703	9,856	938	16,581
Other Classes	5,560	117,927	1,609	34,552	8,197	109,874	12,192	212,833
Issued in reinvestment of dividends and distributions
Institutional Class	42	1,045	—	—	1,078	15,294	367	6,653
Administrative Class	1	16	—	—	1,091	15,048	328	5,824
Other Classes	2,497	52,513	—	—	15,175	202,430	6,737	116,425
Cost of shares redeemed
Institutional Class	(53)	(1,272)	(30)	(688)	(4,032)	(53,550)	(1,118)	(20,075)
Administrative Class	(3)	(67)	(3)	(61)	(2,751)	(38,184)	(917)	(16,173)
Other Classes	(8,996)	(184,781)	(9,091)	(176,725)	(45,249)	(604,094)	(32,287)	(555,121)
Net increase (decrease) resulting from Fund share transactions	(822)	$(11,417)	(7,464)	$(141,746)	(24,279)	$(322,267)	(12,306)	$(207,001)

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

11.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2007, the Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 (less than $0.005 per share) and $31,781 (less than $0.005 per share), respectively for realized losses resulting from trading errors.

13.	SUBSEQUENT EVENT

Effective July 7, 2008 CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC International Equity, OCC Opportunity, OCC Small-Cap Value and OCC Target Funds began publicly offering Class P shares.

86	Allianz Funds Annual Report	06.30.08

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Allianz Global Investors Multi-Style Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC International Equity Fund, OCC Opportunity Fund, OCC Renaissance Fund, OCC Small-Cap Value Fund, OCC Target Fund and OCC Value Fund, nineteen of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

06.30.08	Allianz Funds Annual Report	87

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Allianz Global Investors Multi-Style Fund	14%
CCM Capital Appreciation Fund	78%
CCM Emerging Companies Fund	81%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	19%
NFJ All-Cap Fund	33%
NFJ Dividend Value Fund	50%
NFJ International Value Fund	58%
NFJ Large-Cap Value Fund	45%
NFJ Mid-Cap Value Fund	41%
NFJ Small-Cap Value Fund	88%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC International Equity Fund	37%
OCC Opportunity Fund	2%
OCC Renaissance Fund	57%
OCC Small-Cap Value Fund	0%
OCC Target Fund	4%
OCC Value Fund	43%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2008 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

Allianz Global Investors Multi-Style Fund	14%
CCM Capital Appreciation Fund	82%
CCM Emerging Companies Fund	83%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	20%
NFJ All-Cap Fund	31%
NFJ Dividend Value Fund	47%
NFJ International Value Fund	0%
NFJ Large-Cap Value Fund	47%
NFJ Mid-Cap Value Fund	43%
NFJ Small-Cap Value Fund	71%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC International Equity Fund	0%
OCC Opportunity Fund	2%
OCC Renaissance Fund	58%
OCC Small-Cap Value Fund	0%
OCC Target Fund	4%
OCC Value Fund	43%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Foreign Gross Income	Foreign Gross Income per share	Foreign Tax	Foreign Tax per share
NFJ International Value Fund	$53,927,224	$1.42422	$3,315,982	$0.08758
OCC International Equity Fund	195,434	0.69301	9,398	0.03333

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

88	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

06.30.08	Allianz Funds Annual Report	89

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

90	Allianz Funds Annual Report	06.30.08

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

06.30.08	Allianz Funds Annual Report	91

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services—Midwest (“BFDS”)

330 W. 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ800AR_22274

Allianz Funds Annual Report

JUNE 30, 2008

Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUND

Allianz OCC Equity Premium Strategy Fund

GROWTH STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz OCC Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		19
Statements of Assets and Liabilities		38
Statements of Operations		40
Statements of Changes in Net Assets		42
Financial Highlights		46
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		60
Federal Income Tax Information		61
Trustees and Officers of Allianz Funds		62

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	19
Allianz CCM Mid-Cap Fund	7	21
Allianz NACM Global Fund	8	23
Allianz NACM International Fund	9	24
Allianz NFJ Dividend Value Fund	10	25
Allianz NFJ Large-Cap Value Fund	11	26
Allianz NFJ Small-Cap Value Fund	12	27
Allianz OCC Equity Premium Strategy Fund	13	29
Allianz OCC Growth Fund	14	30
Allianz OCC Renaissance Fund	15	31
Allianz OCC Value Fund	16	33
Allianz RCM Large-Cap Growth Fund	17	34
Allianz RCM Mid-Cap Fund	18	36

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report for Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Ongoing problems with subprime mortgages, weakness in housing and rising fuel prices contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns. Within emerging markets, stocks offered mixed results for the period. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/ Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Equity Premium Strategy/Institutional, OCC Growth/C, OCC Renaissance/C, OCC Value/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the R shares were first offered in 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2008	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the consumer discretionary sector were the most significant contributors to outperformance for the period. The Fund’s position in fast food giant McDonald’s appreciated on reports of strong 12-month same-store sales growth. The report demonstrated the company’s relative resilience within an economic slowdown and served to push share prices higher. McDonald’s continues to benefit from consumers’ changing preference for less expensive options. The Fund’s positions in Nike and General Motors also benefited returns.

•

Among industrials, shares of engineering companies McDermott International and Jacobs Engineering advanced as the firms added emerging markets infrastructure projects to growing backlogs. Similarly, shares of SPX Corp., the world’s largest maker of dry cooling towers for power plants, climbed on the strength of projects in China, India and South Africa.

•

The Fund’s underweighting in financials helped relative returns as did overweighting in materials. The Fund’s investment in Monsanto increased in value following the agricultural chemicals producer’s forecast for improved 2008 earnings. Crop damage caused by flooding in the Midwest has constricted grain supplies just as demand is accelerating. Asia’s growing middle class desires more grain-fed meat, adding to strong demand for genetically modified corn.

•

In the consumer staples sector, shares of ConAgra slipped after the makers of Hunts, Healthy Choice and other consumer branded food products forecast profits below analyst estimates for the coming year. Sentiment remains strong. One analyst noted ConAgra is positioned to benefit from shifting consumer behavior out of restaurants and into the grocery stores as a means of coping with difficult economic conditions. The Fund’s underweighting in utilities also detracted from performance.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class R	–5.68%	8.48%	3.75%	10.29%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	8.37%
S&P 500 Index	–13.12%	7.58%	2.88%	9.66%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	8.45%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.33%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	24.8%
Energy	13.3%
Healthcare	10.3%
Capital Goods	7.6%
Consumer Staples	6.9%
Financial Services	5.7%
Chemicals	3.9%
Consumer Discretionary	3.7%
Other	22.5%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$881.60	$1,018.20
Expenses Paid During Period	$6.27	$6.72

Expenses are equal to the ratio (1.34% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions in the industrials sector were the most significant contributors to outperformance. An investment in SPX Corp. gained value as the world’s largest maker of dry cooling towers for power plants forecast rapidly rising profits due to high order volume in China, India and South Africa. Gardner Denver shares also advanced on a reported large and growing backlog of orders for the company’s industrial compressors and vacuums.

•

In the materials sector, shares of fertilizer supplier Mosaic rose in the period as rising global demand for grains and oilseeds, coupled with tight supply due to storms and flooding in the US grain belt, resulted in robust financial results. The company raised sales forecasts on expectations of increased production as farmers strive to squeeze more yield out of limited land to capitalize on record corn prices. Shares of industrial and agriculture chemicals maker FMC also advanced.

•

In healthcare, the Fund’s position in Intuitive Surgical grew with the success of the company’s robotic surgery system, the da Vinci. Intuitive reported strong quarterly profits and forecasted 40% sales growth in 2008.

•

Stock selection in financials detracted from returns. Shares of Janus Capital Group, fell in the period on lower quarterly revenues. The company later revised results downward to factor in adjustments to its structured investment vehicles.

•

An underweighting in energy and stock selection in telecommunications detracted from relative returns. Shares of communications company NeuStar declined on lower 2008 revenue forecasts and a weak profit outlook for the year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class R	0.04%	12.56%	6.39%	11.22%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	9.96%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	10.94%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.34%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	19.2%
Energy	15.0%
Capital Goods	10.0%
Healthcare	8.1%
Consumer Discretionary	7.9%
Retail	5.7%
Consumer Staples	5.0%
Chemicals	3.9%
Other	18.6%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$941.70	$1,018.15
Expenses Paid During Period	$6.52	$6.77

Expenses are equal to the ratio (1.35% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

Consistent with the Fund’s bottom-up investment process, outperformance of the MSCI All Country World Index was driven by stock selection. Stock selection was strongest in the United States, the United Kingdom and the energy, financials and materials sectors.

•

Top-performing holdings included Wellstream, a U.K. manufacturer of energy pipelines that benefited from growth in deepwater oil production, and Israel Chemicals, a fertilizer producer that experienced strong demand from emerging countries. The Fund’s lack of exposure to Citigroup and American International Group was also a plus, as these U.S. financial services firms reported substantial write-downs of impaired assets.

•

An underweight in financials, the worst-performing sector in the index, was another key source of value added. The U.S. financial system endured a series of blows during the period, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short-term funding markets.

•

Stock selection in Japan, Germany and the information technology sector had the largest negative effect on performance versus the index. Two major detractors were Sumco, a Japanese manufacturer of silicon wafers that was hurt by weak demand for smaller wafers, and Henkel, a German consumer products company that was impacted by rising input costs and concerns about the financing of an acquisition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class R	–4.39%	15.43%	15.43%	15.87%
MSCI All Country World Index	–9.27%	13.14%	—	12.27%
Lipper Global Multi-Cap Growth Fund Average	–6.89%	13.91%	5.76%	12.50%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.71%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	46.0%
Japan	8.7%
United Kingdom	7.0%
France	5.4%
Germany	5.1%
Spain	4.9%
Hong Kong	3.4%
Switzerland	3.2%
Other	14.7%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$915.00	$1,016.31
Expenses Paid During Period	$8.19	$8.62

Expenses are equal to the ratio (1.72% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was weakest in Japan, Hong Kong and the financials and industrials sectors. Two large detractors in the Fund were Itochu, a Japanese trading company that wrote down the value of its investment in a Japanese consumer finance firm, and Hong Kong Exchanges and Clearing, a securities and futures exchange that was hurt by declining trade volumes.

•

Sector exposures, which are a byproduct of the Fund’s bottom-up investment process, also detracted. Underweight positions in consumer staples, utilities and healthcare were especially unfavorable, as investors gravitated toward these defensive sectors in the weak and volatile market environment.

•

Stock selection in Norway and the materials sector had the largest, positive impact on performance versus the index. Yara International, a Norwegian fertilizer producer, was the top contributor in the portfolio. The company benefited from a strong pricing environment amid global food shortages and high prices for agricultural commodities such as wheat and rice.

•

Stock selection in Belgium, Denmark and the healthcare sector also favorably affected relative results. Novo Nordisk, a Danish pharmaceutical manufacturer, was a strong performer, advancing on expectations that its new diabetes drug would be a major growth driver. A lack of exposure to Fortis, a financial services firm based in Belgium, was another plus as the company was forced to raise capital to strengthen its balance sheet.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class R	–16.32%	18.29%	N/A	10.46%
MSCI EAFE Index	–10.61%	16.67%	5.83%	7.62%
Lipper International Multi-Cap Core Fund Average	–9.14%	16.13%	6.49%	7.86%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.73%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United Kingdom	26.8%
Japan	16.5%
Germany	9.5%
Hong Kong	7.1%
France	7.0%
Australia	6.3%
Spain	5.4%
Norway	4.1%
Other	15.8%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$886.10	$1,016.26
Expenses Paid During Period	$8.11	$8.67

Expenses are equal to the ratio (1.73% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selections and an overweight position in the energy sector contributed most significantly to outperformance of the benchmark. Record oil prices and new confirmed reserves helped Petrobras post record financial results leading to higher share prices for Brazil’s state-run oil company. The discovery of oil in the Tupi field off the coast of Rio de Janeiro has been hailed as the hemisphere’s biggest strike in 30 years. Shares of Halliburton rose as the oilfield services and equipment company increased its presence in the Middle East, Asia and Latin America.

•	An underweight position in the financials sector proved beneficial as the Fund avoided fallout from mounting losses at large banks and insurers.

•

Among industrials, railroads offset weak transport demand in auto and container shipping markets with strong coal and agricultural volumes. Norfolk Southern benefitted from surging coal exports. The company raised rates and added fuel surcharges to counter increased fuel costs. Waste Management, the largest US garbage hauler and landfill operator, boosted returns through margin improvements tied to price hikes to offset higher fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. Tool manufacturer Black and Decker reported disappointing results and revised earnings forecasts downward

•	An underweight position in utilities detracted from returns. Utilities, particularly natural gas companies, fared well amid investor demand for energy-related stocks.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class R	–13.98%	11.34%	N/A	9.82%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	4.83%
Lipper Equity Income Fund Average	–14.15%	8.10%	4.32%	4.32%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.30%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Canada	15.5%
United Kingdom	13.1%
Brazil	7.9%
Korea (Republic of )	7.3%
Germany	5.2%
Mexico	4.5%
Taiwan	4.4%
Japan	3.6%
Other	31.7%
Cash & Equivalents — net	6.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$897.30	$1,018.45
Expenses Paid During Period	$6.09	$6.47

Expenses are equal to the ratio (1.29% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

An underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the benchmark. The Fund boosted relative returns by avoiding fallout from mounting losses for banks and insurers.

•

Stock selections and an overweight position in the materials sector benefited Fund returns. Shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa, steel producer Nucor and Dow Chemical benefited from this environment.

•

Among industrials, shares of Burlington Northern rose on higher rail transport volumes of coal, ethanol and other commodities. Waste Management, the largest US garbage hauler and landfill operator, boosted returns with margin improvements from price hikes to offset higher diesel fuel costs.

•

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. The Fund’s positions in broadcaster CBS and cruise operator Carnival also detracted from returns.

•

An underweighting of the energy sector negatively contributed to performance relative to the benchmark. Refiners struggled with lower profit margins as crude oil prices rose faster than the prices of refined products. The nation’s largest independent refiner, Valero, ended the year lower due to a drop in profits resulting from the margin squeeze.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class R	–16.88%	9.90%	N/A	8.49%
Russell Top 200 Value Index	–19.35%	7.19%	3.49%	2.47%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	3.90%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	20.3%
Energy	18.9%
Consumer Discretionary	9.1%
Materials & Processing	10.1%
Industrial	9.8%
Healthcare	8.4%
Consumer Staples	7.6%
Telecommunication Services	7.0%
Other	8.7%
Cash & Equivalents — net	0.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$873.40	$1,018.15
Expenses Paid During Period	$6.29	$6.77

Expenses are equal to the ratio (1.35% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the index. Shares of Nationwide Health Properties rose on reports of solid growth in revenues and earnings. The real estate investment trust, which specializes in senior living facilities, expanded into the medical office segment during the year. Potlatch, a real estate trust that owns 1.7 million acres of timberland, boosted value with announced plans to spin-off pulp and paper businesses to focus on core timberland investments.

•

An underweight position in the consumer discretionary sector proved beneficial for the Fund, as investors began to shun companies whose performance is likely to be negatively impacted by a softening economy. Holdings in the materials sector boosted performance. Shares of iron ore producer Cleveland-Cliffs advanced on rising prices and demand for steel. Higher demand globally gave pricing power to domestic producers. Agnico Eagle Mines shares rallied on rising profits due to record bullion prices. The Canadian gold producer is planning a five-fold increase in gold output in the next three years.

•

Among utilities, natural gas companies fared well. National Fuel Gas shares climbed steadily with the announcement of record earnings from its exploration and production business. Likewise, Energen shares were up after the company raised its 2008 and 2009 forecasts due to rising commodity prices and increased production.

•	An underweight position in the energy sector detracted from Fund performance. Record prices for crude oil, which almost tripled in the first six months of 2008, drove oil companies to new highs.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class R	–7.23%	14.26%	10.12%	12.76%
Russell 2000 Value Index	–21.63%	10.02%	7.47%	12.34%
Lipper Small-Cap Value Fund Average	–19.62%	10.34%	7.66%	11.30%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Industrial	19.5%
Financial Services	18.0%
Energy	13.2%
Utilities	12.2%
Materials	11.6%
Consumer Discretionary	6.5%
Consumer Staples	6.4%
Healthcare	3.5%
Other	1.6%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$974.80	$1,017.50
Expenses Paid During Period	$7.27	$7.42

Expenses are equal to the ratio (1.48% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. The remaining covered call portion of the Fund intends to enhance income potential as well as reduce return volatility.

•	Stocks declined over the past year reflecting investor concerns about credit-market conditions, surging oil prices, inflation and slowing economic growth.

•

Relative performance was hindered over the year by stock selection in Financials. Shares of investment bank Lehman Brothers fell as the company marked down assets and reported a quarterly loss in challenging credit-market conditions. Bond insurer MBIA fell in response to losses posted throughout the period and investor concerns that its credit rating might be downgraded.

•

Telecommunications Services stock selection also detracted from performance. Telecom services provider SprintNextel was down on market concerns about the company’s market share. NII Holding saw its stock sell off on investor worries about increased spending for the next-generation wireless build and heightened competition.

•

Relative performance benefited from both stock selection and an overweighting in Technology. Internet search and advertising firm Google advanced on strong revenue and earnings growth. Credit card and transaction processing company MasterCard rose on strong earnings as the company capitalized on growth opportunities in international and emerging markets.

•	Stock selection in Materials also aided performance. Fertilizer producer Mosaic rose on higher earnings driven by sharply higher prices for its products.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class R	–13.74%	7.03%	5.80%	10.16%
S&P 500 Index	–13.12%	7.58%	2.88%	9.79%
Lipper Large-Cap Core Fund Average	–12.23%	6.84%	2.51%	8.57%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.53%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	23.2%
Energy	14.9%
Healthcare	13.4%
Financial Services	12.0%
Consumer Staples	6.2%
Materials & Processing	5.6%
Telecommunications	5.2%
Capital Goods	5.0%
Other	14.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$883.00	$1,017.26
Expenses Paid During Period	$7.16	$7.67

Expenses are equal to the ratio (1.53% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Largely due to falling home prices, record oil prices, a severe credit crunch and sharp economic slowdown, all style boxes generated negative returns during the trailing year. However, large-cap growth stocks best mitigated losses. As measured by the Russell 1000 Growth Index, energy and materials stocks dramatically outperformed, while consumer discretionary, financial and telecom stocks posted the biggest losses.

•

The Fund outperformed the index due to stock selection across several market sectors, most notably health care. Biopharmaceutical company Celgene received regulatory approval for its Pharmion acquisition, and reported sharply higher revenues. Also in health care, biopharmaceutical company Gilead Sciences benefited as its HIV medication was found to be more effective than competing drugs.

•

The Fund outperformed the index in the technology, energy, materials and consumer discretionary sectors. In technology, credit card company Mastercard benefited from continued secular growth as the consumer has moved from cash and checks to credit cards. In energy, independent oil and gas company EOG Resources reported higher quarterly production and benefited from record crude oil prices. In materials, Mosaic and Monsanto outperformed, while in consumer discretionary, Hilton Hotels was the top contributor. The Fund’s significant underweight to consumer discretionary throughout much of the trailing year also contributed meaningfully to returns.

•

Financials and industrials were the Fund’s largest detractors relative to the index. Investment bank Lehman Brothers declined on liquidity concerns, while MGIC Investment depreciated as a result of rising mortgage delinquencies and home foreclosures. In industrials, regional airliner Ryanair Holdings warned of lower profits due to higher fuel costs and weaker consumer spending. Our overweighting to financials also curtailed returns during the trailing year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class R	–1.12%	10.55%	1.67%	11.22%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	10.83%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	12.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.41%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	32.0%
Healthcare	22.6%
Energy	13.5%
Financial Services	7.1%
Consumer Staples	5.8%
Capital Goods	4.1%
Telecommunications	3.0%
Chemicals	2.4%
Other	7.7%
Cash & Equivalents — net	1.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$925.00	$1,017.80
Expenses Paid During Period	$6.80	$7.12

Expenses are equal to the ratio (1.42% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell Mid Cap Value Index, energy and materials stocks posted the biggest gains, financials and consumer discretionary stocks had the largest losses.

•

Energy stocks were the biggest contributors to overall Fund performance for the period. Offshore energy production and processing equipment FMC Technologies was the top contributor to relative performance, benefitting from continued strong growth in the global market for oil and gas infrastructure. Independent oil and gas company Petrohawk Energy was also a major contributor, advancing on higher prices and continued favorable drilling results at the Haynesville Shale natural gas property in Louisiana.

•

Among materials stocks, fertilizer producer Mosaic was a top contributor, rising sharply as prices for its products continued to escalate, driven by record demand and tight supplies. Cleveland-Cliffs, which supplies iron ore to the steel industry, also advanced on higher prices for its products.

•

Managed health care service provider Health Net Inc. was the biggest detractor from performance for the period, falling on concerns about medical cost inflation and lowered earnings expectations from a number of peers. Other detractors in the health care sector included managed care provider Coventry Health Care Inc. and research-based pharmaceutical company Sepracor Inc.

•

Financial stocks detracted from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class R	–13.19%	9.19%	9.05%	11.96%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	12.72%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	10.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.50%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.2%
Utilities	15.3%
Energy	13.3%
Technology	6.8%
Materials & Processing	6.4%
Aerospace	5.8%
Consumer Staples	3.8%
Capital Goods	3.7%
Other	17.6%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$890.40	$1,017.60
Expenses Paid During Period	$6.86	$7.32

Expenses are equal to the ratio (1.46% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	15

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell 1000 Value Index, energy and utilities stocks posted the biggest gains, while financial and consumer discretionary stocks had the largest losses.

•

Financial stocks were the biggest detractors from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Mortgage provider Countrywide Financial fell sharply in response to mortgage market problems while bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

•	Among consumer discretionary stocks, homebuilders Lennar Corp. and Centex Corp. were the biggest detractors from Fund performance, reflecting the impact of the housing downturn.

•

Among health care stocks, Wellpoint Inc. was the biggest detractor as the health insurer cut its 2008 earnings forecast modestly, citing several factors, including medical costs, lower fully insured enrollment and a weak economy.

•

The Fund’s energy investments, which consist primarily of major oil and gas companies, performed well. Hess Corp. and ConocoPhillips were the two biggest contributors, rising in response to record crude oil prices.

•

The Fund performed well in the technology sector, led by its investment in software developer Microsoft, which rose on strong revenue growth and record profits. Other contributors included data storage company EMC.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class R	–33.57%	–4.19%	5.29%	9.75%
Russell 1000 Value Index	–18.78%	8.92%	4.91%	10.80%
Lipper Large-Cap Value Fund Average	–17.02%	7.76%	3.77%	9.29%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.35%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	25.0%
Energy	24.9%
Capital Goods	10.8%
Consumer Staples	10.6%
Healthcare	9.2%
Utilities	5.4%
Aerospace	5.2%
Consumer Discretionary	1.5%
Other	2.1%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$738.20	$1,018.00
Expenses Paid During Period	$5.96	$6.92

Expenses are equal to the ratio (1.38% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. large cap stocks lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair large cap equities during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•	Large-cap value stocks significantly underperformed large-cap growth in a period where financial institutions were deleveraging and experiencing credit losses.

•	Stock selection was strong in technology and industrials and an overweight allocation to the energy sector helped to boost the Fund’s relative returns.

•

Two of the Fund’s energy stocks—Weatherford International and XTO Energy—were top contributors during the fiscal year. Oilfield services company Weatherford benefited from strong crude oil prices and new contract awards. Countries including Saudi Arabia, Oman, Egypt, China, and particularly Mexico are rapidly growing markets for the company.

•

In technology, Apple Inc. was a top contributor to returns during the period. Its shares benefited from strong demand for Macintosh computers and new product introductions. Apple appears to be on track to meet its goal of selling 10 million iPhones in 2008. iPhone sales look promising as Apple enters new countries, launches the third-generation (3G) iPhone, and comes closer to tapping the enterprise segment dominated by Blackberry. In June, the company unveiled the 3G iPhone that is cheaper, thinner, and offers faster internet service.

•

In contrast, selection among financials stocks held back relative returns. Citigroup was the top detractor during the fiscal year. Stock selection in the consumer discretionary sector, particularly among retail and consumer services stocks, also held back returns. J.C. Penney was another top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class R	–7.06%	6.14%	2.82%	6.74%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	4.87%
S&P 500 Index	–13.12%	7.58%	2.88%	6.60%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	5.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	21.3%
Healthcare	15.9%
Consumer Discretionary	9.5%
Energy	8.3%
Financial Services	7.0%
Telecommunications	6.4%
Oil & Gas	6.1%
Consumer Staples	6.1%
Other	12.8%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$880.00	$1,018.05
Expenses Paid During Period	$6.40	$6.87

Expenses are equal to the ratio (1.37% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	17

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid-cap stocks declined during the fiscal year largely due to the fallout from the subprime housing crisis. Prices of oil and other commodities also rose dramatically during the period, putting a downward pressure on stocks.

•	Mid-cap value style stocks significantly underperformed mid-cap growth in a period where financial companies were deleveraging and experiencing write-downs and disappointing earnings.

•

The Fund’s performance relative to its benchmark during the fiscal year was largely due to strong stock selection in materials and consumer staples. In addition, the Fund’s overweight exposure to the poorly performing consumer discretionary segment was offset by strong stock picking, which helped boost relative returns.

•

Two of the Fund’s energy holdings—Southwestern Energy and Weatherford International—both gained over 80% during the period. Natural gas producer Southwestern Energy benefited from higher natural gas prices and strong production. Similarly, oilfield services company Weatherford benefited from strong crude oil prices and new contract awards.

•

In contrast, poor stock selection in communication equipment and an overweight in consumer durables hurt performance. IT services company SAVVIS Inc. and oil refiner Sunoco were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class R	–6.66%	9.81%	4.59%	13.98%
Russell Midcap Index	–11.19%	13.07%	8.10%	14.15%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	11.51%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.38%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	25.1%
Energy	14.0%
Healthcare	11.1%
Consumer Discretionary	10.3%
Consumer Staples	5.8%
Financial Services	5.7%
Capital Goods	5.7%
Materials & Processing	5.0%
Other	14.5%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$934.00	$1,017.95
Expenses Paid During Period	$6.68	$6.97

Expenses are equal to the ratio (1.39% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Allianz Funds

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.7%
Aerospace—3.2%
Boeing Co.	164,131	$10,787
General Dynamics Corp.	237,960	20,036
Lockheed Martin Corp.	179,530	17,712

		48,535

Building/Construction—2.5%
Foster Wheeler Ltd. (c)	251,880	18,425
Jacobs Engineering Group, Inc. (c)	227,750	18,379

		36,804

Capital Goods—7.6%
Honeywell International, Inc.	328,520	16,518
Manitowoc Co., Inc. (e)	434,390	14,131
McDermott International, Inc. (c)	385,370	23,850
Parker Hannifin Corp.	282,895	20,176
SPX Corp.	193,590	25,502
Textron, Inc.	311,300	14,921

		115,098

Chemicals—3.9%
Celanese Corp.	415,510	18,972
Monsanto Co. (e)	166,830	21,094
Mosaic Co. (c)	125,650	18,182

		58,248

Communications—1.0%
Omnicom Group, Inc. (e)	350,440	15,728

Consumer Discretionary—3.7%
Coach, Inc. (c)	599,660	17,318
McDonald’s Corp.	334,120	18,784
Nike, Inc., Class B	333,120	19,858

		55,960

Consumer Services—1.7%
Accenture Ltd., Class A	572,260	23,302
Owens-Illinois, Inc. (c)	59,188	2,468

		25,770

Consumer Staples—6.9%
Bunge Ltd. (e)	199,790	21,516
Coca-Cola Co.	360,250	18,726
ConAgra Foods, Inc.	431,380	8,317
General Mills, Inc.	311,080	18,904
Kroger Co.	628,640	18,285
Philip Morris International, Inc.	364,980	18,026

		103,774

Electronics—2.4%
Amphenol Corp.	433,150	19,440
Tyco Electronics Ltd.	480,560	17,213

		36,653

Energy—13.3%
Apache Corp.	135,690	18,861
Devon Energy Corp.	163,500	19,646
El Paso Corp.	1,094,280	23,789
ENSCO International, Inc.	283,140	22,861
First Solar, Inc. (c)	66,650	18,112
FMC Technologies, Inc. (c)(e)	282,620	21,742
Hess Corp.	150,450	18,985
Occidental Petroleum Corp.	204,380	18,366
Southwestern Energy Co. (c)	425,030	20,236
Williams Cos., Inc.	451,890	18,164

		200,762

	Shares	Value (000s)

Financial Services—5.7%
AFLAC, Inc.	287,550	$18,122
Assurant, Inc.	269,130	17,752
Chubb Corp.	312,110	15,296
MetLife, Inc.	303,340	16,007
Northern Trust Corp.	265,350	18,195

		85,372

Healthcare—10.3%
Baxter International, Inc.	367,740	23,513
Becton Dickinson & Co.	214,700	17,455
Boston Scientific Corp. (c)	1,509,790	18,555
C.R. Bard, Inc.	190,070	16,717
Genentech, Inc. (c)	305,700	23,203
Gilead Sciences, Inc. (c)	379,950	20,118
Johnson & Johnson	287,770	18,515
St. Jude Medical, Inc. (c)	429,500	17,558

		155,634

Industrial—1.2%
Deere & Co.	251,140	18,115

Materials & Processing—2.7%
Freeport-McMoRan Copper & Gold, Inc. (e)	174,400	20,438
Nucor Corp.	274,020	20,461

		40,899

Multi-Media—2.1%
Viacom, Inc., Class B (c)	474,940	14,505
Walt Disney Co.	545,820	17,029

		31,534

Oil & Gas—2.5%
Exxon Mobil Corp.	231,700	20,420
Transocean, Inc. (c)	109,101	16,626

		37,046

Retail—3.2%
GameStop Corp., Class A (c)	376,160	15,197
Gap, Inc. (e)	974,880	16,251
TJX Cos., Inc. (e)	554,100	17,438

		48,886

Technology—24.8%
Activision, Inc. (c)	626,670	21,351
Adobe Systems, Inc. (c)(e)	512,050	20,170
American Tower Corp., Class A (c)	450,080	19,016
Analog Devices, Inc.	556,870	17,692
Apple, Inc. (c)	137,560	23,033
BMC Software, Inc. (c)(e)	580,690	20,905
Broadcom Corp., Class A (c)	726,030	19,813
CA, Inc. (e)	741,300	17,117
Dell, Inc. (c)(e)	836,270	18,297
DIRECTV Group, Inc. (c)	729,530	18,902
eBay, Inc. (c)	626,670	17,127
Emerson Electric Co.	420,760	20,806
International Business Machines Corp.	237,120	28,106
MasterCard, Inc., Class A (e)	56,070	14,888
Microsoft Corp.	665,800	18,316
Oracle Corp. (c)(e)	966,580	20,298
Symantec Corp. (c)(e)	1,029,880	19,928
Thermo Fisher Scientific, Inc. (c)	346,240	19,296
Xilinx, Inc.	767,820	19,387

		374,448

Total Common Stock (cost—$1,405,335)		1,489,266

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—12.2%
Collateral Invested for Securities on Loan (d)—9.2%
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*,
2.54%	$10,000	$8,210
2.56%	5,000	4,105
Calyon,
2.75% due 7/1/08	35,000	35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	16,675	16,675
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Northern Rock PLC,
2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910

		138,264

Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $45,057; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $24,718 including accrued interest, Freddie Mac Discount Note, 1.609%, due 7/28/08 valued at $18,916 including accrued interest and Freddie Mac, 4.125%, due 6/23/10 valued at $2,322 including accrued interest (cost—$45,055)	45,055	45,055

Total Short-Term Investments (cost—$189,033)		183,319

Total Investments (cost—$1,594,368)—110.9%		1,672,585

Liabilities in excess of other assets—(10.9%)		(164,365)

Net Assets—100.0%		$1,508,220

06.30.08	Allianz Funds Annual Report	19

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (See Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $139,651; cash collateral of $143,787 was received with which the Fund purchased short-term investments.

(f) Fair valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (See Letter of Credit footnote in Notes to Financial Statements).

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

20	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (c)(e)	179,051	$18,206

Automotive—1.0%
BorgWarner, Inc.	320,240	14,212

Capital Goods—10.0%
Fluor Corp.	93,275	17,357
Foster Wheeler Ltd. (c)	292,362	21,386
Gardner Denver, Inc. (c)	419,514	23,828
Harsco Corp.	306,200	16,660
Joy Global, Inc.	233,970	17,742
Manitowoc Co., Inc.	376,693	12,254
SPX Corp.	151,800	19,997
Textron, Inc.	284,152	13,619

		142,843

Chemicals—3.9%
Celanese Corp.	396,584	18,108
CF Industries Holdings, Inc.	107,480	16,423
FMC Corp.	271,603	21,033

		55,564

Consumer Discretionary—7.9%
Big Lots, Inc. (c)(e)	479,922	14,993
GameStop Corp., Class A (c)	351,612	14,205
John Wiley & Sons, Inc., Class A	380,158	17,119
Tiffany & Co.	373,670	15,227
TJX Cos., Inc.	515,520	16,223
Urban Outfitters, Inc. (c)(e)	570,017	17,779
Yum! Brands, Inc.	486,975	17,088

		112,634

Consumer Services—1.6%
Hewitt Associates, Inc., Class A (c)	523,732	20,075
Owens-Illinois, Inc. (c)	51,297	2,138

		22,213

Consumer Staples—5.0%
Bunge Ltd. (e)	177,760	19,143
Church & Dwight Co., Inc.	324,360	18,278
Hormel Foods Corp. (e)	423,413	14,654
UST, Inc. (e)	338,632	18,493

		70,568

Diversified Manufacturing—1.1%
Brink’s Co.	238,304	15,590

Electronics—1.1%
Trimble Navigation Ltd. (c)	447,530	15,977

Energy—15.0%
Arch Coal, Inc. (e)	343,825	25,797
Cimarex Energy Co. (e)	312,695	21,785
Denbury Resources, Inc. (c)	571,318	20,853
Dresser-Rand Group, Inc. (c)	445,600	17,423
FMC Technologies, Inc. (c)(e)	316,138	24,321
Helmerich & Payne, Inc.	349,455	25,168
Mirant Corp. (c)(e)	438,103	17,152
Noble Corp.	320,477	20,818
Noble Energy, Inc.	196,783	19,789
Pride International, Inc. (c)	421,235	19,920

		213,026

Financial Services—2.9%
Hudson City Bancorp, Inc.	902,157	15,048
Nasdaq Stock Market, Inc. (c)(e)	413,865	10,988
Northern Trust Corp.	225,324	15,451

		41,487

Healthcare—8.1%
C.R. Bard, Inc.	163,046	14,340
DENTSPLY International, Inc.	437,680	16,107

	Shares	Value (000s)

Edwards Lifesciences Corp. (c)	311,810	$19,345
Intuitive Surgical, Inc. (c)	51,895	13,980
St. Jude Medical, Inc. (c)	373,237	15,258
Techne Corp. (c)	234,840	18,174
Varian Medical Systems, Inc. (c)	345,370	17,907

		115,111

Industrial—0.9%
AGCO Corp. (c)(e)	250,415	13,124

Insurance—2.2%
Arch Capital Group Ltd. (c)	239,157	15,861
Unum Group	725,284	14,832

		30,693

Machinery—1.3%
Flowserve Corp.	139,952	19,131

Materials & Processing—3.6%
AK Steel Holding Corp.	305,775	21,099
Precision Castparts Corp.	136,240	13,129
Timken Co.	498,220	16,411

		50,639

Retail—5.7%
Advance Auto Parts, Inc.	435,240	16,900
BJ’s Wholesale Club, Inc. (c)	458,423	17,741
Burger King Holdings, Inc.	618,450	16,568
Dollar Tree Stores, Inc. (c)	502,900	16,440
Hanesbrands, Inc. (c)	501,684	13,616

		81,265

Technology—19.2%
Activision, Inc. (c)	634,813	21,628
Affiliated Computer Services, Inc., Class A (c)	330,852	17,697
Akamai Technologies, Inc. (c)(e)	559,630	19,470
Altera Corp.	889,620	18,415
Ametek, Inc.	378,420	17,869
Amphenol Corp.	418,647	18,789
Brocade Communications Systems, Inc. (c)	2,229,400	18,370
Dolby Laboratories, Inc., Class A (c)	389,510	15,697
Intersil Corp., Class A	600,730	14,610
LSI Logic Corp. (c)(e)	2,786,068	17,106
Marvell Technology Group Ltd. (c)	1,273,230	22,485
McAfee, Inc. (c)	495,196	16,852
Metavante Technologies, Inc. (c)	754,240	17,061
PerkinElmer, Inc.	638,786	17,790
Salesforce.com, Inc. (c)	269,010	18,355

		272,194

Utilities—1.6%
Energen Corp.	288,465	22,509

Total Common Stock (cost—$1,208,682)		1,326,986

SHORT-TERM INVESTMENTS—14.9%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—10.8%
Axon Financial Funding LLC, FRN, (a)(b)(f)(g)(h)(i)*,
2.438%	$7,000	5,747
2.54%	10,000	8,210

	Principal Amount (000s)	Value (000s)

Calyon,
2.75% due 7/1/08	$35,000	$35,000
Danske Bank A/S,
3.15% due 7/1/08	25,000	25,000
Deutsche Bank,
2.50% due 7/1/08	12,081	12,081
Dorada Finance, Inc.,
2.405% due 7/7/08, FRN, (a)(g)(h)	5,000	5,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
ING Bank NV,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 7/1/08, FRN	3,000	3,000
Northern Rock PLC, 2.528% due 7/3/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(i)*,
2.55%	6,182	4,364
2.67%	4,121	2,910
Wells Fargo Bank NA,
2.25% due 7/1/08	15,000	15,000

		153,312

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $57,951; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $59,110 including accrued interest (cost—$57,948)	57,948	57,948

Total Short-Term Investments (cost—$217,332)		211,260

Total Investments (cost—$1,426,014)—108.3%		1,538,246

Liabilities in excess of other assets—(8.3%)		(116,883)

Net Assets—100.0%		$1,421,363

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (See Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

06.30.08	Allianz Funds Annual Report	21

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2008

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $154,546; cash collateral of $159,165 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (See Letter of Credit footnote in Notes to Financial Statements).

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

22	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.1%
Australia—1.8%
BHP Billiton Ltd.	23,926	$1,019

Bermuda—0.5%
Peace Mark Holdings Ltd.	382,000	266

Brazil—1.3%
Banco do Brasil S.A.	43,400	708

China—1.6%
AAC Acoustic Technology Holdings, Inc. (c)	80,000	67
China Mobile Ltd.	60,500	812

		879

Finland—1.2%
Outotec Oyj	10,169	644

France—5.4%
Ingenico	16,436	574
Total S.A.	11,582	986
Vallourec S.A.	1,758	615
Veolia Environnement	14,736	822

		2,997

Germany—5.1%
Henkel KGaA	15,713	589
Linde AG	6,771	951
Siemens AG	5,162	572
Tognum AG	26,186	705

		2,817

Greece—1.2%
Alpha Bank AE	22,870	693

Hong Kong—3.4%
China Green Holdings Ltd.	276,000	329
Jardine Matheson Holdings Ltd.	34,400	1,069
Melco International Development	488,000	471

		1,869

Ireland—2.5%
IAWS Group PLC	30,730	767
Icon PLC ADR (c)	8,000	604

		1,371

Israel—2.3%
Israel Chemicals Ltd.	54,257	1,264

Japan—8.7%
Asics Corp.	80,000	874
Chugai Pharmaceutical Co., Ltd.	46,100	737
Joint Corp.	17,200	86
Konica Minolta Holdings, Inc.	43,500	737
Marubeni Corp.	110,000	918
Mizuho Financial Group, Inc.	217	1,010
Nitori Co., Ltd.	9,850	506

		4,868

Spain—4.9%
Banco Santander Central Hispano S.A.	47,049	858
Tecnicas Reunidas S.A.	11,453	957
Telefonica S.A.	34,264	907

		2,722

Switzerland—3.2%
Nestle S.A.	24,850	1,123
Roche Holdings AG	3,826	688

		1,811

	Shares	Value (000s)

United Kingdom—7.0%
ARM Holdings PLC	182,294	$308
IG Group Holdings PLC	117,432	769
International Power PLC	110,221	944
Standard Chartered PLC	33,986	962
Wellstream Holdings PLC (c)	36,123	934

		3,917

United States—46.0%
Affiliated Managers Group, Inc. (c)	7,400	666
AFLAC, Inc.	12,500	785
Ansys, Inc. (c)	19,600	924
Apple, Inc. (c)	6,200	1,038
Bank of New York Mellon Corp.	18,200	689
Best Buy Co., Inc.	19,200	760
Coca-Cola Co.	15,500	806
Corning, Inc.	43,900	1,012
Crown Holdings, Inc. (c)	20,800	541
Devon Energy Corp.	9,100	1,094
Energizer Holdings, Inc. (c)	9,400	687
General Dynamics Corp.	11,600	977
Genzyme Corp. (c)	10,600	763
Global Investment House GDR (a)(c)	33,900	636
Goldman Sachs Group, Inc.	4,850	848
Guess?, Inc.	22,700	850
Helmerich & Payne, Inc.	17,900	1,289
Hess Corp.	6,600	833
Hill-Rom Holdings, Inc.	25,600	691
HJ Heinz Co.	19,500	933
Marathon Oil Corp.	18,800	975
Oracle Corp. (c)	55,200	1,159
Praxair, Inc.	12,400	1,169
Procter & Gamble Co.	15,000	912
Prudential Financial, Inc.	10,300	615
Schering-Plough Corp.	44,000	866
Spansion, Inc., Class A (c)	38,300	86
Target Corp.	18,500	860
Thermo Fisher Scientific, Inc. (c)	15,600	869
XTO Energy, Inc.	18,225	1,249

		25,582

Total Common Stock (cost—$49,923)		53,427

PREFERRED STOCK—1.2%
Brazil—1.2%
All America Latina Logistica S.A., UNIT (cost—$757)	52,700	678

WARRANTS—1.1%
	Units
Taiwan—1.1%
Hon Hai Precision Industry Co., Ltd., Expires 11/5/10 (c) (cost—$719)	127,952	628

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,686; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $2,740 including accrued interest (cost—$2,686)	$2,686	$2,686

Total Investments (cost—$54,085) (b)—103.2%		57,419

Liabilities in excess of other assets—(3.2)%		(1,782)

Net Assets—100.0%		$55,637

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregated value of $24,146, representing 43.40% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	23

Schedule of Investments

NACM International Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—6.3%
BHP Billiton Ltd.	118,828	$5,057
CSL Ltd.	260,143	8,905
Downer EDI Ltd.	382,558	2,513
Incitec Pivot Ltd.	22,763	4,031
Rio Tinto Ltd. (d)	21,209	2,744
Woolworths Ltd.	75,155	1,761

		25,011

Austria—1.6%
OMV AG	65,608	5,126
Voestalpine AG	16,244	1,329

		6,455

Belgium—1.2%
Euronav NV	57,837	2,799
Tessenderlo Chemie NV	39,069	2,073

		4,872

Denmark—1.7%
FLSmidth & Co. A/S	50,750	5,545
Vestas Wind Systems A/S (b)	10,500	1,367

		6,912

Finland—1.0%
Nokia Oyj	102,301	2,500
Nokian Renkaat Oyj	26,500	1,257

		3,757

France—7.0%
Alstom S.A.	21,061	4,829
BNP Paribas	103,137	9,284
France Telecom S.A.	256,272	7,516
Total S.A.	72,056	6,133

		27,762

Germany—9.5%
BASF	88,748	6,117
BAYER AG	34,587	2,910
DaimlerChrysler AG	46,625	2,892
Deutsche Boerse AG	37,042	4,187
E.ON AG	25,444	5,128
K & S AG	16,889	9,724
Volkswagen AG	23,521	6,794

		37,752

Greece—0.7%
National Bank of Greece S.A.	63,371	2,852

Hong Kong—7.1%
Cheung Kong Ltd.	846,000	3,585
First Pacific Co.	1,462,000	922
Hang Lung Group Ltd.	444,000	1,980
Hutchison Telecommunications International Ltd. (b)	2,973,000	4,210
Hutchison Whampoa Ltd.	415,000	4,185
Kerry Properties Ltd.	151,500	797
New World Development Ltd.	1,278,000	2,610
Pacific Basin Shipping Ltd.	655,000	937
Shangri-La Asia Ltd.	550,000	1,289
Swire Pacific Ltd.	740,000	7,575

		28,090

Ireland—1.1%
Allied Irish Banks PLC	174,289	2,684
Paddy Power PLC	57,751	1,821

		4,505

Italy—3.2%
Enel SpA	587,480	5,573
Eni SpA	144,748	5,378

	Shares	Value (000s)

Gruppo Editoriale L’Espresso SpA	305,543	$745
Prysmian SpA	44,539	1,124

		12,820

Japan—16.5%
Coca-Cola West Holdings Co., Ltd. (d)	43,500	1,015
Daiei, Inc. (b)	169,700	1,059
Dena Co., Ltd.	1,000	5,890
East Japan Railway Co.	190	1,548
Fast Retailing Co., Ltd.	16,700	1,584
Heiwa Corp.	96,500	1,023
Hitachi Capital Corp.	186,300	3,001
Hokuhoku Financial Group, Inc. (d)	881,000	2,556
Izumi Co., Ltd. (d)	119,500	1,844
Kawasaki Kisen Kaisha Ltd.	265,000	2,490
Kinden Corp.	322,000	3,251
Kirin Brewery Co., Ltd.	185,000	2,893
Matsushita Electric Industrial Co., Ltd.	90,000	1,925
Mitsui OSK Lines Ltd.	332,000	4,735
Nikon Corp. (d)	51,000	1,493
Nintendo Co., Ltd.	2,700	1,531
Nippon Telegraph & Telephone Corp.	1,041	5,137
Nippon Yusen KK (d)	876,000	8,437
Rakuten, Inc.	1,937	978
Resona Holdings, Inc. (d)	1,981	3,043
Sankyo Co., Ltd.	116,200	7,571
SFCG Co., Ltd. (d)	18,680	2,229

		65,233

Luxembourg—2.0%
ArcelorMittal	43,498	4,275
Oriflame Cosmetics S.A.	55,550	3,550

		7,825

Norway—4.1%
DnB NOR ASA	534,000	6,784
Yara International ASA	106,000	9,361

		16,145

Singapore—0.4%
Singapore Petroleum Co., Ltd.	342,000	1,658

Spain—5.4%
ACS Actividades Construcciones y Servicios S.A.	19,197	961
Banco Santander Central Hispano S.A.	563,279	10,276
Telefonica S.A.	379,791	10,051

		21,288

Sweden—0.7%
Nordea Bank AB	206,600	2,831

Switzerland—2.2%
Zurich Financial Services AG	33,358	8,501

United Kingdom—26.8%
Aggreko PLC	146,826	2,137
Anglo American PLC	69,368	4,872
AstraZeneca PLC	197,418	8,394
BG Group PLC	155,659	4,045
BHP Billiton PLC	94,560	3,626
BP PLC	126,522	1,467
British American Tobacco PLC	129,004	4,450
Charter PLC	76,660	1,320
Cookson Group PLC	428,600	5,332
De La Rue PLC	164,219	2,907
Diageo PLC	290,433	5,321
Eurasian Natural Resources Corp. (b)	38,956	1,026
Game Group PLC	179,732	1,037

	Shares	Value (000s)

GlaxoSmithKline PLC	57,139	$1,263
ICAP PLC	114,246	1,224
Imperial Tobacco Group PLC	60,384	2,243
Prudential PLC	259,146	2,733
Rio Tinto PLC	47,749	5,750
Royal Dutch Shell PLC,
Class A	175,052	7,176
Class B	229,449	9,188
Stagecoach Group PLC	750,685	4,164
Standard Chartered PLC	82,665	2,341
Standard Life PLC	490,762	2,040
Unilever PLC	234,390	6,660
Vodafone Group PLC	3,898,581	11,487
Xstrata PLC	48,950	3,899

		106,102

Total Common Stock (cost—$393,796)		390,371

SHORT-TERM INVESTMENTS—9.2%
Collateral Invested for Securities on Loan (c)—7.8%
Allianz Dresdner Daily Asset Fund (e)	11,001,271	11,001

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	10,095	10,095

		31,096

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $5,349; collateralized by Freddie Mac Discount Note, 1.61%, due 7/28/08, valued at $5,458 including accrued interest (cost—$5,349)	5,349	5,349

Total Short-Term Investments (cost—$36,445)		36,445

Total Investments (cost—$430,241) (a)—107.7%		426,816

Liabilities in excess of other assets—(7.7%)		(30,660)

Net Assets—100.0%		$396,156

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $390,371, representing 98.54% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $15,073; cash collateral of $15,846 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

24	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—14.3%
Black & Decker Corp. (d)	2,500,000	$143,775
CBS Corp., Class B (d)	8,000,000	155,920
Gannett Co., Inc. (d)	4,400,000	95,348
Home Depot, Inc. (d)	12,500,000	292,750
Mattel, Inc.	8,500,000	145,520
V.F. Corp. (d)	2,200,000	156,596
Whirlpool Corp. (d)	2,200,000	135,806

		1,125,715

Consumer Staples—9.1%
Altria Group, Inc.	8,000,000	164,480
Anheuser-Busch Cos., Inc.	1,283,500	79,731
Kimberly-Clark Corp.	2,800,000	167,384
Kraft Foods, Inc., Class A	5,200,000	147,940
Reynolds American, Inc. (d)	3,300,000	154,011

		713,546

Energy—19.6%
Chevron Corp.	2,000,000	198,260
ConocoPhillips	2,000,000	188,780
Diamond Offshore Drilling, Inc. (d)	1,500,000	208,710
Halliburton Co.	3,000,000	159,210
Marathon Oil Corp. (d)	4,300,000	223,041
Occidental Petroleum Corp.	2,000,000	179,720
Royal Dutch Shell PLC ADR (d)	2,500,000	204,275
Total S.A. ADR	2,100,000	179,067

		1,541,063

Financial Services—14.7%
Allstate Corp.	4,000,000	182,360
Bank of America Corp.	5,000,000	119,350
Hartford Financial Services Group, Inc. (d)	2,323,600	150,035
Host Hotels & Resorts, Inc., REIT (d)	9,359,700	127,760
JPMorgan Chase & Co.	4,000,000	137,240
Key Corp. (d)	4,000,000	43,920
Lincoln National Corp.	2,800,000	126,896
Regions Financial Corp. (d)	7,500,000	81,825
Travelers Cos., Inc.	3,000,000	130,200
Wachovia Corp. (d)	3,500,000	54,355

		1,153,941

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	7,300,000	322,806
Pfizer, Inc.	18,000,000	314,460
Wyeth	3,611,000	173,183

		810,449

Industrial—8.2%
3M Co.	2,166,300	150,753
Caterpillar, Inc. (d)	2,400,000	177,168
RR Donnelley & Sons Co.	4,500,000	133,605
Waste Management, Inc.	4,785,400	180,457

		641,983

Information Technology—6.2%
Intel Corp.	9,500,000	204,060
Seagate Technology	10,954,500	209,560
Xerox Corp.	5,587,100	75,761

		489,381

Materials—5.6%
Alcoa, Inc.	5,000,000	178,100
Dow Chemical Co. (d)	7,600,000	265,316

		443,416

	Shares	Value (000s)

Telecommunications—5.5%
AT&T, Inc.	4,000,000	$134,760
Verizon Communications, Inc.	3,800,000	134,520
Windstream Corp. (d)	13,500,000	166,590

		435,870

Utilities—1.7%
Ameren Corp. (d)	3,160,000	133,447

Total Common Stock (cost—$8,663,295)		7,488,811

SHORT-TERM INVESTMENTS—11.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—6.9%
Anglo Irish Bank, 2.491% due 9/5/08, FRN (a),	$45,000	45,000
Axon Financial Funding LLC, FRN (a)(b)(e)(f)(g)(h)*,
2.438%	25,000	20,525
2.472%	25,000	20,525
2.54%	40,000	32,840
2.558%	20,000	16,420
2.56%	10,000	8,210
2.56%	10,000	8,210
2.58%	10,000	8,210
BNP Paribas, 3.00% due 7/1/08	25,000	25,000
Calyon, 2.75% due 7/1/08	20,000	20,000
Danske Bank A/S, 3.15% due 7/1/08	75,000	75,000
Deutsche Bank, 2.50% due 7/1/08	12,400	12,400
Dexia Bank S.A., 3.15% due 7/1/08	75,000	75,000
Dorada Finance, Inc., 2.435% due 7/7/08 FRN (a)	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	13,000	13,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a),	10,000	10,000
ING Bank NV, 2.50% due 7/1/08	50,000	50,000
Lloyds Bank, 2.50% due 7/1/08	75,000	75,000
Morgan Stanley, 2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(g)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(e)(f)(g)(h)*, zero coupon	4,121	2,910

		545,250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $378,853; collateralized by Freddie Mac, 5.352%-6.00%, due 8/15/13-12/17/38, valued at $291,536 including accrued interest and U.S. Treasury Bills, 2.145%, due 12/11/08, valued at $97,386 including accrued interest (cost—$378,836)	$378,836	$378,836

Total Short-Term Investments (cost—$950,350)		924,086

Total Investments (cost—$9,613,645)—106.9%		8,412,897

Liabilities in excess of other assets—(6.9%)		(543,702)

Net Assets—100.0%		$7,869,195

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (See Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $552,363; cash collateral of $571,371 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined.(See Letter of Credit footnote in Notes to Financial Statements).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—99.9%
Consumer Discretionary—9.1%
Carnival Corp., UNIT	565,000	$18,622
CBS Corp., Class B	976,600	19,034
Fortune Brands, Inc. (b)	145,200	9,062
Harley-Davidson, Inc. (b)	175,600	6,367
Home Depot, Inc.	426,300	9,984
Johnson Controls, Inc.	345,800	9,918
Paccar, Inc. (b)	254,099	10,629
Time Warner, Inc.	719,600	10,650

		94,266

Consumer Staples—7.6%
Altria Group, Inc.	1,153,500	23,716
Anheuser-Busch Cos., Inc.	176,900	10,989
Archer-Daniels-Midland Co. (b)	633,000	21,364
Kimberly-Clark Corp.	380,400	22,740

		78,809

Energy—18.9%
Apache Corp.	250,900	34,875
Chevron Corp.	124,600	12,352
ConocoPhillips	372,000	35,113
Diamond Offshore Drilling, Inc.	172,200	23,960
Halliburton Co.	452,500	24,014
Marathon Oil Corp.	671,700	34,841
Valero Energy Corp.	775,100	31,919

		197,074

Financial Services—20.3%
Allstate Corp.	783,200	35,706
Bank of America Corp.	848,800	20,261
MetLife, Inc.	567,900	29,968
Morgan Stanley	427,500	15,420
ProLogis, REIT	381,800	20,751
Prudential Financial, Inc. (b)	287,400	17,169
Regions Financial Corp. (b)	1,443,700	15,751
Simon Property Group, Inc., REIT (b)	119,000	10,697
Travelers Cos., Inc.	820,800	35,623
Wells Fargo & Co.	429,500	10,200

		211,546

Healthcare—8.4%
Cigna Corp.	509,300	18,024
Johnson & Johnson	377,400	24,282
Pfizer, Inc.	1,210,100	21,141
Wyeth	504,200	24,181

		87,628

Industrial—9.8%
3M Co.	164,100	11,420
Burlington Northern Santa Fe Corp.	127,300	12,716
Caterpillar, Inc.	292,300	21,578
FedEx Corp.	136,600	10,763
General Electric Co.	409,300	10,924
Northrop Grumman Corp.	336,700	22,525
Waste Management, Inc.	304,300	11,475

		101,401

Information Technology—5.3%
Hewlett-Packard Co.	240,800	10,646
International Business Machines Corp.	91,200	10,810
Microsoft Corp.	446,300	12,277
Xerox Corp.	1,568,800	21,273

		55,006

Materials & Processing—10.1%
Alcoa, Inc.	622,500	22,173
Dow Chemical Co.	879,000	30,686

	Shares	Value (000s)

Freeport-McMoRan Copper& Gold, Inc. (b)	204,314	$23,944
International Paper Co.	308,200	7,181
Nucor Corp.	164,500	12,283
PPG Industries, Inc.	152,000	8,720

		104,987

Telecommunication Services—7.0%
AT&T, Inc.	1,220,100	41,105
Verizon Communications, Inc.	905,700	32,062

		73,167

Utilities—3.4%
Dominion Resources, Inc.	266,000	12,632
Edison International	454,100	23,332

		35,964

Total Common Stock (cost—$1,160,285)		1,039,848

SHORT-TERM INVESTMENTS—6.4%
Collateral Invested for Securities on Loan (a)—5.9%
Allianz Dresdner Daily Asset Fund (c)	17,747,856	17,748

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	8,533	8,533

		61,281

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,841; collateralized by Freddie Mac, 2.00%, due 7/9/08, valued at $160 including accrued interest and Federal Home Loan Bank, 5.01%, due 7/9/08, valued at $4,779 including accrued interest (cost—$4,841)	4,841	4,841

Total Short-Term Investments (cost—$66,122)		66,122

Total Investments (cost—$1,226,407)—106.3%		1,105,970

Liabilities in excess of other assets—(6.3%)		(65,441)

Net Assets—100.0%		$1,040,529

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with the cash proceeds from the securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $59,469; cash collateral of $61,161 was received with which the Fund purchased short-term investments.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

26	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—92.5%
Consumer Discretionary—6.5%
AH Belo Corp., Class A (e)	431,480	$2,459
Belo Corp., Class A (e)	2,177,400	15,917
Brown Shoe Co., Inc. (e)	2,092,150	28,349
Callaway Golf Co. (e)	3,171,700	37,521
Cato Corp., Class A	1,036,200	14,756
CKE Restaurants, Inc. (e)	1,123,000	14,004
Dover Downs Gaming & Entertainment, Inc. (e)	620,600	3,984
Ethan Allen Interiors, Inc. (e)	1,389,200	34,174
Hillenbrand, Inc. (e)	781,600	16,726
Lancaster Colony Corp.	710,000	21,499
Sonic Automotive, Inc., Class A (e)	792,100	10,210
Sotheby’s (e)	1,734,200	45,731
Thor Industries, Inc. (e)	1,611,400	34,258

		279,588

Consumer Staples—6.4%
Casey’s General Stores, Inc. (e)	1,949,300	45,165
Corn Products International, Inc. (e)	1,265,400	62,144
Del Monte Foods Co.	1,003,700	7,126
JM Smucker Co.	923,700	37,539
Lorillard, Inc. (c)	206,800	14,302
PepsiAmericas, Inc.	1,651,400	32,665
Pilgrim’s Pride Corp. (e)	1,665,900	21,640
Universal Corp. (e)	950,500	42,982
WD-40 Co.	211,500	6,186
Weis Markets, Inc.	181,200	5,884

		275,633

Energy—13.2%
Berry Petroleum Co., Class A (e)	1,080,900	63,643
Buckeye Partners L.P. (e)	853,700	36,513
Cimarex Energy Co. (e)	924,900	64,438
Frontier Oil Corp.	875,700	20,938
Holly Corp.	1,179,100	43,532
Linn Energy LLC, UNIT (e)	1,770,600	44,000
Lufkin Industries, Inc.	496,100	41,315
Magellan Midstream Partners L.P. (e)	1,132,900	40,320
NuStar Energy L.P. (e)	720,600	34,149
St. Mary Land & Exploration Co. (e)	1,000,000	64,640
Suburban Propane Partners L.P. (e)	453,600	17,341
TC Pipelines L.P. (e)	225,400	7,943
Tidewater, Inc. (e)	820,000	53,325
Tsakos Energy Navigation Ltd. (e)	596,200	22,107
Western Refining, Inc. (e)	685,000	8,110
Williams Partners L.P.	162,100	5,325

		567,639

Financial Services—18.0%
Advance America, Cash Advance Centers, Inc. (e)	2,230,900	11,333
Amcore Financial, Inc.	412	2
American Equity Investment Life Holding Co. (e)	1,463,300	11,926
American Financial Group, Inc.	1,608,000	43,014
BancorpSouth, Inc. (e)	1,213,000	21,215
Bank of Hawaii Corp. (e)	923,900	44,162
CBL & Associates Properties, Inc., REIT	1,859,100	42,462
Cullen/Frost Bankers, Inc.	914,300	45,578
Delphi Financial Group, Inc., Class A (e)	1,479,000	34,224

	Shares	Value (000s)

Equity One, Inc., REIT (e)	1,814,000	$37,278
First Industrial Realty Trust, Inc., REIT (e)	1,222,000	33,568
FirstMerit Corp. (e)	479,900	7,827
Frontier Financial Corp. (e)	934,500	7,962
Fulton Financial Corp. (e)	1,205,800	12,118
Healthcare Realty Trust, Inc., REIT (e)	1,659,100	39,437
Hilb Rogal & Hobbs Co. (e)	1,008,500	43,830
HRPT Properties Trust, REIT (e)	4,617,000	31,257
Infinity Property & Casualty Corp. (e)	335,500	13,930
International Bancshares Corp.	802,200	17,143
Kingsway Financial Services, Inc. (e)	677,100	5,884
National Penn Bancshares, Inc. (e)	1,123,739	14,923
Nationwide Health
Properties, Inc., REIT (e)	1,390,000	43,771
Old National Bancorp (e)	886,100	12,636
Potlatch Corp., REIT (e)	976,938	44,080
RLI Corp. (e)	580,200	28,703
Sovran Self Storage, Inc., REIT (e)	241,000	10,016
Susquehanna Bancshares, Inc. (e)	1,095,900	15,003
Washington Federal, Inc.	2,379,000	43,060
Whitney Holding Corp. (e)	858,700	15,714
Zenith National Insurance Corp. (e)	1,167,300	41,042

		773,098

Healthcare—3.5%
Hill-Rom Holdings, Inc. (e)	781,600	21,088
Invacare Corp. (e)	1,373,000	28,064
Owens & Minor, Inc. (e)	1,149,600	52,525
West Pharmaceutical Services, Inc. (e)	1,156,700	50,062

		151,739

Industrial—19.5%
Acuity Brands, Inc. (e)	919,000	44,186
Albany International Corp., Class A (e)	993,700	28,817
Applied Industrial Tech, Inc.	1,432,100	34,614
Arkansas Best Corp. (e)	1,206,100	44,192
Barnes Group, Inc. (e)	1,751,500	40,442
Briggs & Stratton Corp.	334,800	4,245
Crane Co.	1,243,600	47,916
DRS Technologies, Inc. (e)	815,800	64,220
DryShips, Inc. (e)	241,300	19,347
Ennis, Inc.	247,300	3,870
Excel Maritime Carriers Ltd. (e)	703,178	27,600
Genco Shipping & Trading Ltd. (e)	746,000	48,639
General Maritime Corp. (e)	1,442,600	37,479
Harsco Corp.	932,000	50,710
Heidrick & Struggles International, Inc. (e)(i)	971,800	26,861
Kennametal, Inc.	1,487,800	48,428
Lennox International, Inc. (e)	1,434,500	41,543
Lincoln Electric Holdings, Inc.	789,800	62,157
Mueller Industries, Inc. (e)	1,201,200	38,679
Regal-Beloit Corp. (e)	975,500	41,215
Schawk, Inc. (e)	576,900	6,917
Simpson Manufacturing Co., Inc. (e)	1,223,200	29,039
Skywest, Inc.	1,415,900	17,911
Tomkins PLC ADR	407,300	4,928
World Fuel Services Corp. (e)	1,145,500	25,132

		839,087

	Shares	Value (000s)

Information Technology—1.2%
Himax Technologies, Inc. ADR	1,188,100	$6,083
NAM TAI Electronics, Inc.	655,900	8,579
Park Electrochemical Corp.	651,500	15,838
Technitrol, Inc.	1,140,000	19,369

		49,869

Materials—11.6%
AMCOL International Corp. (e)	831,400	23,662
Bemis Co., Inc.	1,938,600	43,463
Carpenter Technology Corp.	1,005,500	43,890
Commercial Metals Co.	1,694,000	63,864
Iamgold Corp.	5,849,900	35,392
Lubrizol Corp.	922,200	42,725
Methanex Corp. (e)	1,663,200	46,603
Quanex Building Products Corp.	1,014,200	15,071
Royal Gold, Inc. (e)(i)	1,697,500	53,234
RPM International, Inc.	2,126,600	43,808
Sensient Technologies Corp. (e)	1,322,700	37,247
Titanium Metals Corp. (e)	2,714,300	37,973
Westlake Chemical Corp. (e)	910,900	13,536

		500,468

Telecommunications—0.4%
Iowa Telecommunications Services, Inc. (e)	978,200	17,226

Utilities—12.2%
AGL Resources, Inc.	1,368,400	47,319
Atmos Energy Corp. (e)	1,604,000	44,222
Cleco Corp. (e)	1,682,000	39,241
Energen Corp.	830,000	64,765
National Fuel Gas Co. (e)	1,072,700	63,804
Oge Energy Corp.	1,367,500	43,364
PNM Resources, Inc.	282,100	3,374
Southwest Gas Corp.	1,010,000	30,027
UGI Corp.	1,745,200	50,105
Vectren Corp.	1,438,100	44,883
Westar Energy, Inc. (e)	2,004,000	43,106
WGL Holdings, Inc. (e)	1,399,700	48,626

		522,836

Total Common Stock (cost—$3,707,601)		3,977,183

SHORT-TERM INVESTMENTS—31.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—23.7%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	20,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(j)*,
2.438%	50,000	41,050
2.54%	20,000	16,420
2.558%	10,000	8,210
2.56%	30,000	24,630
2.56%	20,000	16,420
BNP Paribas,
3.00% due 7/1/08	150,000	150,000
Calyon,
2.75% due 7/1/08	75,000	75,000
Danske Bank A/S,
3.15% due 7/1/08	150,000	150,000
Deutsche Bank,
2.50% due 7/1/08	2,353	2,353

06.30.08	Allianz Funds Annual Report	27

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2008

	Principal Amount (000s)	Value (000s)

Dexia Bank S.A., 3.15% due 7/1/08	$150,000	$150,000
Dorada Finance, Inc., 2.435% due 7/7/08, FRN (a)(f)(h)	10,000	10,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	10,000	10,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	24,000	24,000
ING Bank NV,
2.50% due 7/1/08	150,000	150,000
Lloyds Bank,
2.50% due 7/1/08	150,000	150,000
Morgan Stanley,
2.16% due 9/3/08, FRN	10,000	10,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(f)(g)(h)(j)*,
2.55%	8,037	5,674
2.67%	4,121	2,910

		1,018,667

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $335,256; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $173,223 including accrued interest; Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $68,724 including accrued interest; and Freddie Mac Discount Note, zero coupon, due 7/14/08, valued at $100,000 (cost—$335,241)	335,241	335,241

Total Short-Term Investments (cost—$1,380,752)		1,353,908

Total Investments (cost—$5,088,353)—124.0%		5,331,091

Liabilities in excess of other assets—(24.0)%		(1,030,901)

Net Assets—100.0%		$4,300,190

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements)

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $1,011,946; cash collateral of $1,043,809 was received with which the Fund purchased short-term investments.

(f) Security issued by a structured investment vehicle (“SIV”).

(g) Fair-valued security.

(h) Illiquid security.

(i) Affiliated security.

(j) Issuer of the security is in the process of restructuring at June 30, 2008, the maturity date for the payment of principal was undetermined. (see Letter of Credit footnote in Notes to Financial Statements)

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.3%
Aerospace—3.8%
Boeing Co.	9,900	$651
Lockheed Martin Corp.	11,000	1,085

		1,736

Capital Goods—5.0%
Eaton Corp.	12,800	1,088
Textron, Inc.	25,600	1,227

		2,315

Chemicals—2.3%
Mosaic Co. (c)	7,300	1,056

Commercial Services—1.0%
Moody’s Corp. (e)	14,100	485

Consumer Discretionary—1.6%
Polo Ralph Lauren Corp.	11,600	728

Consumer Staples—6.2%
Altria Group, Inc.	18,200	374
Coca-Cola Co. (b)	17,200	894
Philip Morris International, Inc.	18,200	899
Unilever NV	23,700	673

		2,840

Energy—14.9%
Chevron Corp.	13,600	1,348
ConocoPhillips	15,000	1,416
EOG Resources, Inc.	9,700	1,272
Exxon Mobil Corp.	9,100	802
Patterson-UTI Energy, Inc.	15,500	559
XTO Energy, Inc.	21,500	1,473

		6,870

Financial Services—12.0%
CapitalSource, Inc., REIT (e)	88,500	981
CME Group, Inc.	1,600	613
Countrywide Financial Corp. (e)	84,800	360
Goldman Sachs Group, Inc.	1,400	245
JPMorgan Chase & Co. (b)	33,900	1,163
Lehman Brothers Holdings, Inc.	23,500	466
MBIA, Inc. (e)	32,625	143
PMI Group, Inc. (e)	45,105	88
SLM Corp. (c)	75,100	1,453

		5,512

Healthcare—13.4%
Abbott Laboratories (b)	34,300	1,817
Celgene Corp. (c)	6,100	390
Hologic, Inc. (c)	47,200	1,029
Merck & Co., Inc.	56,200	2,118
Roche Holdings AG (a)	4,600	827

		6,181

Materials & Processing—5.6%
Freeport-McMoRan Copper & Gold, Inc.	11,000	1,289
Nucor Corp.	4,800	359
Precision Castparts Corp. (b)	9,600	925

		2,573

Retail—1.9%
Costco Wholesale Corp.	7,300	512
McDonald’s Corp.	6,600	371

		883

Technology—23.2%
Adobe Systems, Inc. (c)(e)	49,000	1,930
Apple, Inc. (c)	8,100	1,356
Cisco Systems, Inc. (b)(c)	76,800	1,786
Corning, Inc.	28,000	645
Google, Inc., Class A (b)(c)	4,426	2,330

	Shares	Value (000s)

Intel Corp. (b)	71,809	$1,543
Nokia Corp. ADR	44,100	1,081

		10,671

Telecommunications—5.2%
AT&T, Inc. (b)	13,500	455
NII Holdings, Inc., Class B (c)	19,500	926
Sprint Nextel Corp.	106,400	1,011

		2,392

Transportation—4.2%
Continental Airlines, Inc., Class B (c)(e)	33,600	340
Union Pacific Corp. (b)	21,000	1,585

		1,925

Total Common Stock (cost—$55,991)		46,167

SHORT-TERM INVESTMENTS—10.0%
Collateral Invested for Securities on Loan (d)—9.5%
Allianz Dresdner Daily Asset Fund (f)	1,089,971	1,090

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,500	2,500
Lloyds Bank, 2.50% due 7/1/08	788	788

		4,378

Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $234; collateralized by Fannie Mae Discount Note, 2.00%, due 7/9/08, valued at $240 including accrued interest (cost—$234)	234	234

Total Short-Term Investments (cost—$4,612)		4,612

Total Investments before options written (cost—$60,603)—110.3%		50,779

OPTIONS WRITTEN (c)—(0.4)%
	Contracts
Call Options—(0.4)%
Abbott Laboratories (CBOE), strike price $57.50, expires 8/16/08	250	(9)
Adobe Systems, Inc. (OTC), strike price $43.50, expires 8/15/08	350	(19)
AMEX Oil Index (OTC), strike price $1,630, expires 8/16/08	30	(75)
Apple, Inc. (OTC), strike price $205, expires 8/15/08	50	(8)
Cisco Systems, Inc. (OTC), strike price $27.25, expires 8/15/08	500	(6)

	Contracts	Value (000s)

Freeport-McMoRan Copper & Gold, Inc. (OTC), strike price $147.50, expires 8/15/08	100	$(17)
Google, Inc., Class A, strike price $620, expires 8/16/08	30	(15)
Lockheed Martin Corp. (OTC), strike price $108, expires 8/15/08	80	(9)
Precision Castparts Corp., strike price $115, expires 8/16/08	75	(11)
S&P 500 Index (CBOE), strike price $1,375, expires 7/19/08	50	(4)
strike price $1,395, expires 8/16/08	50	(19)
Union Pacific Corp., strike price $90, expires 7/19/08	150	(1)

Total Options Written (premiums received—$311)		(193)

Total Investments net of options written (cost—$60,292) (a)—109.9%		50,586

Other liabilities in excess of other assets—(9.9%)		(4,545)

Net Assets—100.0%		$46,041

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $827, representing 1.80% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities On loan.

(e) All or portion of securities on loan with an aggregate market value of $4,162; cash collateral of $4,371 was received with which the Fund purchased short-term investments.

(f) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
OTC—Over the Counter
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Schedule of Investments

OCC Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace—1.7%
Boeing Co.	147,000	$9,661

Capital Goods—4.1%
Eaton Corp.	123,500	10,494
Textron, Inc.	266,000	12,749

		23,243

Chemicals—2.4%
Monsanto Co.	64,200	8,117
Mosaic Co. (c)	38,200	5,528

		13,645

Commercial Services—1.2%
MasterCard, Inc., Class A	24,300	6,452

Consumer Discretionary—1.2%
Nike, Inc., Class B	110,300	6,575

Consumer Services—1.3%
Marriott International, Inc., Class A (e)	268,000	7,032

Consumer Staples—5.8%
Altria Group, Inc.	110,100	2,264
Coca-Cola Co.	314,100	16,327
Philip Morris International, Inc.	284,300	14,041

		32,632

Energy—13.5%
BJ Services Co.	295,000	9,422
ConocoPhillips	65,700	6,201
EOG Resources, Inc.	120,800	15,849
Nabors Industries Ltd. (c)(e)	127,300	6,267
Patterson-UTI Energy, Inc.	165,100	5,950
PetroHawk Energy Corp. (c)	353,000	16,348
XTO Energy, Inc.	231,600	15,867

		75,904

Financial Services—7.1%
BlackRock, Inc. (e)	27,000	4,779
CapitalSource, Inc., REIT (e)	805,000	8,919
CME Group, Inc.	23,800	9,120
SLM Corp. (c)(e)	862,000	16,680

		39,498

Healthcare—22.6%
Abbott Laboratories	210,400	11,145
Celgene Corp. (c)	424,300	27,100
Genzyme Corp. (c)	281,500	20,274
Gilead Sciences, Inc. (c)	215,000	11,384
Hologic, Inc. (c)(e)	843,600	18,391
Merck & Co., Inc.	638,000	24,046
Teva Pharmaceutical Industries Ltd. ADR (e)	310,000	14,198

		126,538

Materials & Processing—2.3%
Precision Castparts Corp.	134,500	12,962

Technology—32.0%
Apple, Inc. (c)	126,400	21,164
Broadcom Corp., Class A (c)	620,000	16,920
Cisco Systems, Inc. (c)	945,400	21,990
EMC Corp. (c)	561,000	8,241
Energizer Holdings, Inc. (c)	146,700	10,722
Google, Inc., Class A (c)	52,800	27,795
Intel Corp.	835,000	17,936
Oracle Corp. (c)	944,100	19,826
QUALCOMM, Inc.	596,000	26,445
Research In Motion Ltd. (c)	70,600	8,253

		179,292

	Shares	Value (000s)

Telecommunications—3.0%
NII Holdings, Inc., Class B (c)	355,400	$16,878

Total Common Stock (cost—$510,996)		550,312

SHORT-TERM INVESTMENTS—10.5%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—8.3%
Anglo Irish Bank 2.491% due 9/5/08, FRN (a)	$5,000	5,000
Axon Financial Funding LLC, FRN (a)(b)(f)(g)(h)(i)*, 2.54%	5,000	4,105
Deutsche Bank, 2.50% due 7/1/08	14,576	14,576
Dexia Bank S.A., 3.15% due 7/1/08	15,000	15,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	2,000	2,000
HSH Nordbank AG, 2.491% due 9/19/08, FRN (a)	3,000	3,000
Morgan Stanley, 2.16% due 9/3/08, FRN	1,000	1,000
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)(h)	2,000	2,000

		46,681

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $11,988; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $12,229 including accrued interest (cost—$11,987)	11,987	11,987

Total Short-Term Investments (cost—$59,563)		58,668

Total Investments (cost—$570,559)—108.7%		608,980

Liabilities in excess of other assets—(8.7%)		(48,852)

Net Assets—100.0%		$560,128

Notes to Schedule of Investments (amounts in thousands):
* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (See Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $45,193; cash collateral of $46,924 was received with which the Fund purchased short-term investments.

(f) Fair-valued security.

(g) Security issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (See Letter of Credit footnote in Notes to Financial Statements).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
REIT—Real Estate Investment Trust

30	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Renaissance Fund

June 30, 2008

Shares	Value (000s)

COMMON STOCK—97.9%

Aerospace—5.8%
Goodrich Corp.	536,000	$25,438
Precision Castparts Corp.	119,800	11,545
Raytheon Co.	353,000	19,867
Rockwell Collins, Inc.	240,800	11,549
Spirit Aerosystems Holdings, Inc., Class A (e)	597,700	11,464

		79,863

Building/Construction—2.8%
Centex Corp.	656,100	8,772
D.R. Horton, Inc. (g)	497,000	5,392
Foster Wheeler Ltd. (e)	335,100	24,513

		38,677

Capital Goods—3.7%
ArvinMeritor, Inc. (g)	1,553,200	19,384
Ford Motor Co. (e)(g)	990,626	4,765
Goodyear Tire & Rubber Co. (e)(g)	829,200	14,784
Oshkosh Truck Corp. (g)	243,945	5,047
Terex Corp. (e)	126,100	6,478

		50,458

Chemicals—3.5%
CF Industries Holdings, Inc.	76,700	11,720
Cytec Industries, Inc. (g)	267,000	14,568
Mosaic Co. (e)	145,000	20,981

		47,269

Commercial Services—1.9%
H&R Block, Inc. (g)	1,231,000	26,343

Consumer Discretionary—2.2%
Advance Auto Parts, Inc.	465,300	18,068
Family Dollar Stores, Inc. (g)	616,800	12,299

		30,367

Consumer Services—2.2%
Monster Worldwide, Inc. (e)	330,000	6,801
WPP Group PLC	1,290,000	12,327
Weight Watchers International, Inc. (g)	304,000	10,826

		29,954

Consumer Staples—3.8%
Bare Escentuals, Inc. (e)(g)	510,000	9,552
Clorox Co.	324,700	16,949
JM Smucker Co.	185,600	7,543
Lorillard, Inc. (e)(g)	260,600	18,023

		52,067

Energy—13.3%
Comstock Resources, Inc. (e)	440,000	37,149
Halliburton Co.	324,900	17,243
Hess Corp.	123,600	15,597
Nabors Industries Ltd. (e)	245,400	12,081
National-Oilwell Varco, Inc. (e)	225,500	20,006
Newfield Exploration Co. (e)	595,300	38,843
PetroHawk Energy Corp. (d)(e)	884,972	40,983

		181,902

Financial Services—25.2%
AMB Property Corp., REIT	493,600	24,868
Annaly Capital Management, Inc., REIT	1,308,800	20,300
Assurant, Inc.	677,400	44,681
Assured Guaranty Ltd. (g)	453,100	8,151
Bank of New York Mellon Corp.	545,369	20,631

	Shares	Value (000s)
Capital One Financial Corp. (g)	455,000	$17,295
CapitalSource, Inc., REIT (g)	1,592,700	17,647
CIT Group, Inc. (g)	2,344,300	15,965
Douglas Emmett, Inc., REIT	851,900	18,716
Genworth Financial, Inc., Class A	942,000	16,777
Lehman Brothers Holdings, Inc. (g)	428,800	8,495
Nationwide Health Properties, Inc., REIT (g)	688,000	21,665
PartnerRe Ltd.	262,900	18,174
Platinum Underwriters Holdings Ltd. (g)	369,000	12,033
PNC Financial Services Group, Inc.	543,600	31,040
Prosperity Bancshares, Inc. (g)	981,300	26,230
Reinsurance Group of America, Inc. (g)	508,600	22,134

		344,802

Healthcare—3.2%
DaVita, Inc. (e)	267,400	14,207
Laboratory Corp. of America Holdings (e)(g)	240,000	16,711
United Therapeutics Corp. (e)(g)	123,500	12,072

		42,990

Materials & Processing—6.4%
Nucor Corp.	243,300	18,167
PPG Industries, Inc.	319,600	18,336
U.S. Steel Corp.	117,500	21,712
Vallourec S.A.	85,000	29,727

		87,942

Technology—6.8%
Affiliated Computer Services, Inc., Class A (e)	232,400	12,431
ASML Holding NV (g)	472,700	11,534
Ciena Corp. (e)(g)	774,000	17,933
EMC Corp. (e)	715,100	10,505
Molex, Inc., Class A (g)	912,600	20,908
Teradyne, Inc. (e)	1,760,500	19,489

		92,800

Telecommunications—1.1%
NII Holdings, Inc., Class B (e)	308,000	14,627

Transportation—0.7%
UTI Worldwide, Inc.	500,000	9,975

Utilities—15.3%
American Electric Power Co., Inc.	923,700	37,160
Constellation Energy Group, Inc.	457,000	37,520
Entergy Corp.	236,800	28,530
NRG Energy, Inc. (e)(g)	424,100	18,194
PG&E Corp.	628,400	24,941
SCANA Corp. (g)	518,000	19,166
Southern Co.	600,700	20,976
Vectren Corp.	727,700	22,712

		209,199

Total Common Stock (cost—$1,373,972)		1,339,235

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—20.5%

Collateral Invested for Securities On Loan (f)—17.4%
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	$20,000
Axon Financial Funding LLC, FRN (a)(b)(h)(i)(j)(k)*,
2.438%	18,000	14,778
2.56%	15,000	12,315
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Calyon,
2.75% due 7/1/08	30,000	30,000
Deutsche Bank,
2.50% due 7/1/08	10,934	10,934
Dexia Bank S.A.,
3.15% due 7/1/08	50,000	50,000
Dorada Finance, Inc.,
2.435% due 7/7/08, FRN (a)	5,000	5,000
Goldman Sachs Group L.P., Series 2,
2.541% due 9/12/08, FRN (a)	44,000	44,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000
Lloyds Bank,
2.50% due 7/1/08	25,000	25,000
Morgan Stanley,
2.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC,
2.527% due 8/1/08, FRN (a)(i)	5,000	5,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(h)(i)(j)(k)*,
2.55%	3,091	2,182
2.67%	4,121	2,910

		238,119

Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $41,754; collateralized by Federal Home Loan Bank Discount Note, 2.94%, due 9/17/08, valued at $42,587 including accrued interest (cost—$41,752)	41,752	41,752

Total Short-Term Investments (cost—$287,898)		279,871

Total Investments before options written (cost—$1,661,870)—118.4%		1,619,106

OPTIONS WRITTEN (e)—(0.1)%
Call Options—(0.1)%
PetroHawk Energy Corp. (CBOE), strike price $40, expires 7/19/08 (premiums received—$62)	789	(568)

Total Investments net of options written (cost—$1,661,808) (c)—118.3%		1,618,538

Other liabilities in excess of other assets—(18.3)%		(250,083)

Net Assets—100.0%		$1,368,455

06.30.08	Allianz Funds Annual Report	31

Schedule of Investments (cont.)

OCC Renaissance Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):

* On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Securities with an aggregate value of $42,054, representing 3.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(d) All or partial amount segregated as collateral for options written.

(e) Non-income producing.

(f) Securities purchased with the cash proceeds from securities on loan.

(g) All or portion of securities on loan with an aggregate market value of $236,309; cash collateral of $245,932 was received with which the Fund purchased short-term investments.

(h) Fair-valued security.

(i) Security issued by a structured investment vehicle (“SIV”).

(j) Illiquid security.

(k) Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined.

Glossary:

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

REIT—Real Estate Investment Trust

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—94.7%
Aerospace—5.2%
Boeing Co.	235,800	$15,497
Lockheed Martin Corp.	114,700	11,316
Raytheon Co.	239,300	13,468

		40,281

Capital Goods—10.8%
3M Co.	195,100	13,577
General Electric Co.	2,122,400	56,647
Tyco International Ltd.	331,100	13,257

		83,481

Consumer Discretionary—1.5%
Yum! Brands, Inc.	327,000	11,475

Consumer Services—1.0%
Carnival Corp., UNIT	245,400	8,088

Consumer Staples—10.6%
Altria Group, Inc.	414,900	8,530
SUPERVALU, Inc. (d)	436,100	13,471
SYSCO Corp.	947,700	26,071
Unilever PLC ADR	1,192,000	33,865

		81,937

Energy—24.9%
BP PLC ADR (d)	593,200	41,269
Chevron Corp.	558,700	55,384
ConocoPhillips	372,800	35,189
Hess Corp. (d)	331,848	41,876
Transocean, Inc. (b)	128,200	19,536

		193,254

Environmental Services—1.1%
Nalco Holding Co.	396,900	8,395

Financial Services—25.0%
American International Group, Inc.	524,900	13,889
Annaly Capital Management,
Inc., REIT	2,196,700	34,071
Bank of America Corp.	299,000	7,137
Capital One Financial Corp. (d)	691,000	26,265
CapitalSource, Inc., REIT (d)	1,602,200	17,752
CIT Group, Inc. (d)	2,118,700	14,428
Citigroup, Inc. (d)	955,000	16,006
Genworth Financial, Inc., Class A	1,041,800	18,554
Lehman Brothers Holdings, Inc. (d)	765,900	15,173
MBIA, Inc. (d)	708,200	3,109
Morgan Stanley	223,000	8,044
National City Corp. (d)	1,419,500	6,771
PMI Group, Inc. (d)	898,500	1,752
Prudential Financial, Inc. (d)	187,400	11,195

		194,146

Healthcare—9.2%
Aetna, Inc.	691,300	28,018
Theravance, Inc. (b)(d)	570,000	6,766
WellPoint, Inc. (b)	760,700	36,255

		71,039

Utilities—5.4%
American Electric Power Co., Inc.	473,400	19,045
Constellation Energy Group, Inc.	280,400	23,021

		42,066

Total Common Stock (cost—$935,111)		734,162

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—26.3%
Collateral Invested for Securities on Loan (c)—20.6%
Allianz Dresdner Daily Asset Fund (e)	36,584,314	$36,584

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	30,000	30,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	11,597	11,597
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000
Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	20,000	20,000
Morgan Stanley, 2.16% due 9/3/08, FRN	7,000	7,000
Northern Rock PLC, 2.527% due 8/1/08, FRN (a)(f)	4,000	4,000

		160,181

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $44,346; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $45,234 including accrued interest (cost—$44,344)	44,344	44,344

Total Short-Term Investments (cost—$204,525)		204,525

Total Investments (cost—$1,139,636)—121.0%		$938,687

Liabilities in excess of other assets—(21.0%)		(163,062)

Net Assets—100.0%		$775,625

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $157,479; cash collateral of $165,484 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Capital Goods—5.4%
Deere & Co.	118,195	$8,525
Fluor Corp.	52,105	9,696
Textron, Inc.	148,700	7,127

		25,348

Consumer Discretionary—9.5%
Avon Products, Inc.	192,970	6,951
CVS Corp.	338,970	13,413
McDonald’s Corp.	200,200	11,255
Wal-Mart Stores, Inc. (a)	231,525	13,012

		44,631

Consumer Staples—6.1%
Coca-Cola Co.	137,840	7,165
Colgate-Palmolive Co.	141,730	9,794
PepsiCo, Inc.	95,220	6,055
Procter & Gamble Co.	94,050	5,719

		28,733

Energy—8.3%
Schlumberger Ltd.	148,730	15,978
Weatherford International Ltd. (b)(d)	242,945	12,048
XTO Energy, Inc.	164,560	11,274

		39,300

Financial Services—7.0%
Charles Schwab Corp.	113,139	2,324
Goldman Sachs Group, Inc.	28,760	5,030
IntercontinentalExchange, Inc. (b)	50,400	5,746
M&T Bank Corp. (d)	52,830	3,727
Northern Trust Corp.	112,035	7,682
U.S. Bancorp	174,305	4,861
Wachovia Corp. (d)	217,325	3,375

		32,745

Healthcare—15.9%
Abbott Laboratories	168,705	8,936
Allergan, Inc.	73,650	3,834
Baxter International, Inc.	117,375	7,505
Celgene Corp. (a)(b)	84,629	5,405
Genentech, Inc. (b)	97,560	7,405
Gilead Sciences, Inc. (a)(b)	183,350	9,708
Medco Health Solutions, Inc. (b)	49,900	2,355
Merck & Co., Inc.	228,055	8,595
Shire Pharmaceuticals Group PLC ADR (d)	121,845	5,986
St. Jude Medical, Inc. (b)	160,440	6,559
Teva Pharmaceutical Industries Ltd. ADR (d)	186,760	8,554

		74,842

Materials & Processing—5.7%
Air Products & Chemicals, Inc.	71,800	7,098
Companhia Vale do Rio Doce ADR (d)	124,565	4,462
Monsanto Co. (a)	64,650	8,174
Precision Castparts Corp.	75,338	7,260

		26,994

Multi-Media—1.7%
Walt Disney Co.	253,480	7,909

Oil & Gas—6.1%
Exxon Mobil Corp.	190,835	16,818
Transocean, Inc. (b)	78,239	11,923

		28,741

Technology—21.3%
Adobe Systems, Inc. (b)(d)	137,515	5,417
Amazon.com, Inc. (b)	77,100	5,654

	Shares	Value (000s)

Apple, Inc. (a)(b)	100,745	$16,869
Corning, Inc.	229,386	5,287
Google, Inc., Class A (b)	20,985	11,047
Hewlett-Packard Co.	187,171	8,275
Intel Corp.	431,740	9,274
Microsoft Corp.	344,110	9,466
Oracle Corp. (b)	335,915	7,054
Research In Motion Ltd. (b)	48,165	5,630
Texas Instruments, Inc.	183,695	5,173
Thermo Fisher Scientific, Inc. (b)	166,155	9,260
Yahoo!, Inc. (b)	93,700	1,936

		100,342

Telecommunications—6.4%
AT&T, Inc.	258,725	8,716
Cisco Systems, Inc. (a)(b)	361,150	8,400
QUALCOMM, Inc.	176,575	7,835
Verizon Communications, Inc.	146,855	5,199

		30,150

Total Common Stock (cost—$407,015)		439,735

SHORT-TERM INVESTMENTS—7.3%
Collateral Invested for Securities on Loan (c)—5.7%
Allianz Dresdner Daily Asset Fund (e)	4,993,446	4,993

	Principal Amount (000s)
Deutsche Bank,
2.50% due 7/1/08	$18,882	18,882
Morgan Stanley,
2.16% due 9/3/08, FRN	3,000	3,000

		26,875

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $7,341; collateralized by Federal Home Loan Bank Discount Note, 5.006%, due 7/9/08,valued at $7,491 including accrued interest (cost—$7,341)	7,341	7,341

Total Short-Term Investments (cost—$34,216)		34,216

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.4%
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	1,773	127
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	1,149	793
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	4,464	960

		1,880

	Contracts	Value (000s)

Put Options—0.3%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	646	$1,573

Total Options Purchased (cost—$5,231)		3,453

Total Investments before options written (cost—$446,462)—101.4%		477,404

OPTIONS WRITTEN (b)—(1.7)%
Call Options—(0.6)%
Air Product & Chemicals, Inc., strike price $120, expires 1/17/09	718	(172)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	1,773	(9)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	1,149	(563)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	3,133	(276)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	1,833	(660)
Monsanto Co. (CBOE), strike price $170, expires 1/17/09	646	(371)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	8,927	(402)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	1,777	(515)

		(2,968)

Put Options—(1.1)%
Air Products & Chemicals (CBOE), strike price $90, expires 1/17/09	768	(392)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	771	(513)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	1,773	(709)
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	1,149	(253)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	1,728	(449)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	2,495	(44)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	6,532	(444)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	646	(198)
strike price $110, expires 1/17/09	646	(616)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	756	(760)

34	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	4,464	$(870)

		(5,248)

Total Options Written (premiums received—$10,488)		(8,216)

Total Investments net of options written (cost—$435,974)—99.7%		469,188

Other assets less other liabilities—0.3%		1,606

Net Assets—100.0%		$470,794

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $25,946; cash collateral of $26,836 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	35

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.2%
Aerospace—1.8%
Alliant Techsystems, Inc. (a)	12,120	$1,232
Goodrich Corp.	1,870	89

		1,321

Building/Construction—1.8%
Foster Wheeler Ltd. (a)	18,512	1,354

Capital Goods—5.7%
CH Robinson Worldwide, Inc.	9,470	519
Cooper Industries Ltd., Class A	20,033	791
Intermec, Inc. (a)(c)	36,999	780
J.B. Hunt Transport Services, Inc. (c)	13,850	461
Joy Global, Inc.	5,030	382
Roper Industries, Inc. (c)	12,155	801
Shaw Group, Inc. (a)	7,655	473

		4,207

Communications—1.9%
MetroPCS Communications, Inc. (a)(c)	36,134	640
NII Holdings, Inc., Class B (a)	16,334	776

		1,416

Consumer Discretionary—10.3%
Avon Products, Inc.	42,105	1,517
China Nepstar Chain Drug Ltd. ADR (c)	13,630	118
Chipotle Mexican Grill, Inc., Class B (a)	1,210	91
Gildan Activewear, Inc. (a)	28,695	742
Guess?, Inc.	15,375	576
International Game Technology	16,792	419
Longs Drug Stores Corp.	22,485	947
McKesson Corp.	2,605	146
Navistar International Corp. (a)	5,300	349
Nordstrom, Inc.	13,560	411
Phillips-Van Heusen	14,990	549
Ross Stores, Inc.	32,855	1,167
Urban Outfitters, Inc. (a)	21,720	677

		7,709

Consumer Services—4.5%
Apollo Group, Inc., Class A (a)	12,845	568
Crown Holdings, Inc. (a)	15,310	398
E.W. Scripps Co., Class A	15,230	633
Owens-Illinois, Inc. (a)	8,740	364
Quanta Services, Inc. (a)(c)	41,142	1,369

		3,332

Consumer Staples—5.8%
Bunge Ltd. (c)	4,950	533
Clorox Co.	5,870	306
Hansen Natural Corp. (a)(c)	10,730	309
Kroger Co.	35,700	1,031
Sara Lee Corp.	20,840	255
Molson Coors Brewing Co., Class B	23,175	1,259
Pepsi Bottling Group, Inc.	7,900	221
Wm. Wrigley Jr. Co.	5,220	406

		4,320

Energy—14.0%
Arch Coal, Inc. (c)	3,210	241
Consol Energy, Inc.	11,020	1,238
Core Laboratories NV (a)	5,920	843
First Solar, Inc. (a)	435	119
Massey Energy Co.	3,300	309
Murphy Oil Corp.	2,800	275
Nabors Industries Ltd. (a)	17,050	839
National-Oilwell Varco, Inc. (a)	9,625	854
Newfield Exploration Co. (a)	10,810	705
Range Resources Corp.	13,870	909
Southwestern Energy Co. (a)	29,764	1,417

	Shares	Value (000s)

Sunoco, Inc.	13,350	$543
Sunpower Corp., Class A (a)(c)	1,175	85
Diamond Offshore Drilling, Inc.	6,070	845
Weatherford International Ltd. (a)	24,154	1,198

		10,420

Environmental Services—1.6%
Republic Services, Inc.	38,970	1,157

Financial Services—5.7%
City National Corp.	810	34
Federated Investors, Inc., Class B	6,200	213
Genworth Financial, Inc., Class A	16,085	287
IntercontinentalExchange, Inc. (a)	1,750	200
Invesco Ltd.	6,725	161
Janus Capital Group, Inc. (c)	18,255	483
Lazard Ltd.	9,626	329
M&T Bank Corp. (c)	6,760	477
Northern Trust Corp.	17,547	1,203
Och-Ziff Capital Management Group LLC (c)	12,365	235
Progressive Corp.	12,100	232
Zions Bancorporation (c)	12,832	404

		4,258

Healthcare—11.1%
Allergan, Inc.	17,920	933
Barr Laboratories, Inc. (a)	1,915	86
Charles River Laboratories International, Inc. (a)	10,105	646
Community Health Systems, Inc. (a)	5,500	181
Covance, Inc. (a)	2,170	187
Coventry Health Care, Inc. (a)(c)	22,025	670
Express Scripts, Inc. (a)(c)	13,015	816
Hologic, Inc. (a)	22,767	496
Icon PLC ADR (a)	6,100	461
Illumina, Inc. (a)(c)	7,915	690
ImClone Systems, Inc. (a)	4,090	165
Qiagen NV (a)(c)	46,805	942
Quest Diagnostics, Inc. (c)	9,827	476
Shire Pharmaceuticals Group PLC ADR (c)	12,455	612
St. Jude Medical, Inc. (a)	11,270	461
United Therapeutics Corp. (a)(c)	4,180	409

		8,231

Hotels/Gaming—0.4%
Starwood Hotels & Resorts Worldwide, Inc.	6,812	273

Industrial—0.5%
AGCO Corp. (a)	6,685	350

Insurance—0.2%
Cigna Corp.	3,630	129

Materials & Processing—5.0%
Air Products & Chemicals, Inc.	9,200	909
Cleveland-Cliffs, Inc.	8,020	956
Intrepid Potash, Inc. (a)	10,815	711
Precision Castparts Corp.	6,190	597
U.S. Steel Corp.	3,020	558

		3,731

Technology—25.1%
Activision, Inc. (a)	27,199	927
Akamai Technologies, Inc. (a)(c)	25,635	892
Amazon.com, Inc. (a)	7,045	517
Ametek, Inc.	32,119	1,517
Cognizant Technology Solutions
Corp., Class A (a)	27,610	898
Crown Castle International Corp. (a)	9,090	352
Dolby Laboratories, Inc., Class A (a)	16,150	651
Electronic Arts, Inc. (a)	27,285	1,212
Fiserv, Inc. (a)	16,450	746
Global Payments, Inc.	12,475	581

	Shares	Value (000s)

Intersil Corp., Class A	30,515	$742
Intuit, Inc. (a)	13,550	374
Juniper Networks, Inc. (a)	27,645	613
Marvell Technology Group Ltd. (a)	34,445	608
Maxim Integrated Products, Inc.	36,491	772
McAfee, Inc. (a)	26,335	896
MEMC Electronic Materials, Inc. (a)	1,935	119
Microchip Technology, Inc. (c)	13,050	399
National Semi-conductor Corp.	5,135	105
Netapp, Inc. (a)(c)	28,620	620
ON Semi-conductor Corp. (a)(c)	63,215	580
PMC-Sierra, Inc. (a)(c)	64,380	493
Salesforce.com, Inc. (a)	9,795	668
SBA Communications Corp., Class A (a)	40,321	1,452
Thermo Fisher Scientific, Inc. (a)	16,785	935
Xilinx, Inc.	38,820	980

		18,649

Telecommunications—0.2%
SAVVIS, Inc. (a)(c)	12,510	162

Utilities—1.6%
NRG Energy, Inc. (a)	23,650	1,014
PPL Corp.	3,590	188

		1,202

Total Common Stock (cost—$69,614)		72,221

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (b)—16.9%
Allianz Dresdner Daily Asset Fund (d)	3,391,405	3,391

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,185	2,185
Natixis, 2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA, 2.25% due 7/1/08	3,500	3,500

Total Short-Term Investments (cost—$12,576)		12,576

Total Investments (cost—$82,190)—114.1%		84,797

Liabilities in excess of other assets—(14.1%)		(10,497)

Net Assets—100.0%		$74,300

36	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $12,001; cash collateral of $12,359 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	37

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$1,672,585	$1,538,246	$57,419	$415,815
Investments in Affiliates, at value	—	—	—	11,001
Cash	31	48	—	—
Foreign currency, at value	—	—	37	951
Security lending interest receivable (net)	—	2	—	40
Receivable for investments sold	48,436	37,814	269	164
Receivable for Fund shares sold	1,079	3,013	29	429
Dividends and interest receivable (net of foreign taxes)	1,142	429	55	1,032
Contingent receivable from Letter of Credit (see Note 6)	5,714	6,072	—	—
Other assets	—	—	—	—
	1,728,987	1,585,624	57,809	429,432

Liabilities:
Payable to for investments purchased	72,683	—	1,871	1
Overdraft due to custodian	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	2,840	3,740	214	1,676
Payable for collateral for securities on loan	143,980	159,386	—	31,096
Investment advisory fees payable	564	514	32	196
Administration fees payable	358	342	23	181
Distribution fees payable	197	141	21	69
Servicing fees payable	127	138	11	57
Payable to securities lending agent	—	—	—	—
Other payables	18	—	—	—
	220,767	164,261	2,172	33,276
Net Assets	$1,508,220	$1,421,363	$55,637	$396,156

Net Assets Consist of:
Paid-in-capital	$1,442,455	$1,309,993	$53,914	$462,025
Undistributed (dividends in excess of) net investment income	1	1	(24)	5,647
Accumulated net realized gain (loss)	(18,167)	(6,935)	(1,587)	(68,104)
Net unrealized appreciation (depreciation) of investments, options written, contigent receivable from Letter of Credit and foreign currency transactions	83,931	118,304	3,334	(3,412)
	$1,508,220	$1,421,363	$55,637	$396,156

Net Assets:
Class R	$16,864	$48,771	$69	$50
Other Classes	1,491,356	1,372,592	55,568	396,106

Shares Issued and Outstanding:
Class R	928	1,900	4	3
Other Classes	82,093	53,085	3,181	21,330

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class R	$18.17	$25.67	$17.76	$18.67

Cost of Investments	$1,594,368	$1,426,014	$54,085	$419,240
Cost of Investments in Affiliates	$—	$—	$—	$11,001
Cost of Foreign Currency	$—	$—	$38	$951
Premiums Received for Options Written	$—	$—	$—	$—

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$8,412,897	$1,088,222	$5,250,996	$49,689	$608,980	$1,619,106	$902,103	$472,411	$81,406
—	17,748	80,095	1,090	—	—	36,584	4,993	3,391
1	—	902	—	—	847	1,984	—	—
—	—	—	—	—	—	—	—	—
71	7	332	2	15	59	130	2	2
—	18,138	16,615	62	—	50,973	7,983	38,255	6,729
57,082	3,575	21,498	4	2,786	572	299	139	17
30,563	2,631	6,393	70	716	2,741	2,168	480	40
26,272	—	26,844	—	895	8,027	—	—	—
—	—	—	—	—	—	—	—	60
8,526,886	1,130,321	5,403,675	50,917	613,392	1,682,325	951,251	516,280	91,645

$54,211	$20,719	$44,962	$—	$3,869	$59,953	$—	$7,064	$4,497
—	—	—	—	—	—	—	—	189
—	—	—	193	—	568	—	8,216	—
25,000	6,834	8,807	244	1,109	4,528	8,961	3,010	32
571,514	61,281	1,045,516	4,378	47,576	246,144	160,181	26,875	12,576
2,880	406	2,067	23	230	636	309	176	29
1,852	297	1,075	15	180	447	262	110	17
1,133	111	557	14	189	471	247	14	3
1,101	144	501	9	111	276	150	21	2
—	—	—	—	—	847	5,516	—	—
—	—	—	—	—	—	—	—	—
657,691	89,792	1,103,485	4,876	53,264	313,870	175,626	45,486	17,345
$7,869,195	$1,040,529	$4,300,190	$46,041	$560,128	$1,368,455	$775,625	$470,794	$74,300

$8,664,719	$1,204,505	$3,580,479	$60,055	$605,215	$1,490,698	$1,132,759	$430,049	$88,485
6,760	266	47,757	27	131	4,750	10,918	1,302	3
372,192	(43,805)	402,372	(4,336)	(84,546)	(91,755)	(167,103)	6,229	(16,795)

(1,174,476)	(120,437)	269,582	(9,705)	39,328	(35,238)	(200,949)	33,214	2,607
$7,869,195	$1,040,529	$4,300,190	$46,041	$560,128	$1,368,455	$775,625	$470,794	$74,300

$225,295	$20,901	$51,498	$155	$2,061	$25,561	$15,300	$4,668	$24
7,643,900	1,019,628	4,248,692	45,886	558,067	1,342,894	760,325	466,126	74,276

15,456	1,250	1,754	20	87	1,798	1,529	362	9
521,443	61,016	146,265	6,117	22,260	91,286	77,876	35,566	26,660

$14.58	$16.72	$29.37	$7.61	$23.81	$14.21	$10.01	$12.91	$2.69

$9,613,645	$1,208,659	$5,000,720	$59,513	$570,559	$1,661,870	$1,103,052	$441,469	$78,799
$—	$17,748	$87,633	$1,090	$—	$—	$36,584	$4,993	$3,391
$—	$—	$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$311	$—	$62	$—	$10,488	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Statements of Operations

For the Year Ended June 30, 2008
Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$1,580	$1,253	$70	$442
Dividends, net of foreign withholding taxes	17,050	9,418	998	15,622
Dividends from investments in Affiliates	—	—	—	—
Security lending income (net)	41	170	—	379
Miscellaneous income	39	46	—	—
Total Income	18,710	10,887	1,068	16,443

Expenses:
Investment advisory fees	7,217	6,037	383	3,514
Administration fees	4,595	3,934	274	3,290
Distribution fees — Class R	45	121	—	—
Servicing fees — Class R	45	121	—	—
Distribution and/or servicing fees — Other Classes	4,251	3,128	410	2,383
Trustees’ fees	190	160	6	65
Interest expense	—	—	—	58
Tax expense	—	—	—	—
Miscellaneous expense	6	5	—	1
Total Expenses	16,349	13,506	1,073	9,311
Reimbursement by Adviser	(4)	(5)	—	—
Net Expenses	16,345	13,501	1,073	9,311
Net Investment Income (Loss)	2,365	(2,614)	(5)	7,132

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	53,607	60,724	(241)	(39,378)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	—	(9)	41
Net change in unrealized appreciation/depreciation of:
Investments	(143,561)	(71,146)	(2,840)	(75,633)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Contingent receivable from Letter of Credit (see Note 6)	5,714	6,072	—	—
Foreign currency transactions	—	—	—	1
Net Realized and Change in Unrealized Loss	(84,240)	(4,350)	(3,090)	(114,969)
Net Decrease in Net Assets Resulting from Investment Operations	$(81,875)	$(6,964)	$(3,095)	$(107,837)

40	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$4,576	$1,915	$7,979	$38	$430	$449	$456	$900	$58
288,801	27,030	96,049	919	5,128	33,509	34,418	5,703	542
—	—	3,794	—	—	—	—	—	—
1,450	126	4,116	20	226	778	948	75	39
58	—	127	—	6	—	—	4	1
294,885	29,071	112,065	977	5,790	34,736	35,822	6,682	640

37,759	4,380	25,720	353	2,908	9,509	6,158	2,367	386
24,551	3,292	13,425	230	2,290	6,746	5,131	1,478	219
511	63	149	—	5	75	67	12	—
511	63	149	—	5	75	67	12	—
30,429	2,847	13,777	367	4,541	11,583	7,787	541	63
993	123	517	7	68	167	147	61	9
77	—	—	8	—	29	44	—	—
—	—	—	—	—	—	—	—	2
31	2	16	—	2	6	2	1	—
94,862	10,770	53,753	965	9,819	28,190	19,403	4,472	679
(22)	—	(28)	—	(1)	(8)	—	—	—
94,840	10,770	53,725	965	9,818	28,182	19,403	4,472	679
200,045	18,301	58,340	12	(4,028)	6,554	16,419	2,210	(39)

542,890	(39,980)	576,790	3,171	52,328	(65,258)	(153,910)	22,418	5,277
—	—	(8,211)	—	—	—	—	—	—
—	—	—	2,380	—	2,150	—	1,275	—
—	—	(48)	—	(4)	9	—	—	—

(2,035,258)	(165,075)	(987,503)	(14,090)	(57,644)	(190,089)	(361,858)	(61,591)	(10,291)
—	—	(13,163)	—	—	—	—	—	—
—	—	—	58	—	(506)	—	2,560	—
26,272	—	26,844	—	895	8,027	—	—	—
—	—	—	1	11	3	—	—	—
(1,466,096)	(205,055)	(405,291)	(8,480)	(4,414)	(245,664)	(515,768)	(35,338)	(5,014)
$(1,266,051)	$(186,754)	$(346,951)	$(8,468)	$(8,442)	$(239,110)	$(499,349)	$(33,128)	$(5,053)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	41

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,365	$4,140	$(2,614)	$151	$(5)	$(206)
Net realized gain (loss) on investments, options written and foreign currency transactions	53,607	67,795	60,724	78,495	(250)	4,424
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 11)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(137,847)	138,780	(65,074)	95,740	(2,840)	5,073
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	(81,875)	210,715	(6,964)	174,386	(3,095)	9,291

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(13)	(25)	—	—	—	—
Other Classes	(6,362)	(2,631)	—	—	—	—
Net realized capital gains
Class R	(1,605)	(1,183)	(5,400)	(4,088)	(6)	(6)
Other Classes	(137,610)	(103,959)	(137,415)	(130,567)	(5,276)	(2,291)
Total Dividends and Distributions to Shareholders	(145,590)	(107,798)	(142,815)	(134,655)	(5,282)	(2,297)

Fund Share Transactions:
Net proceeds from the sale of common stock	547,778	435,591	586,561	305,218	26,574	15,639
Issued in reinvestment of distributions	119,533	87,177	133,758	123,478	4,395	1,885
Cost of shares redeemed	(575,963)	(445,978)	(485,554)	(538,693)	(16,409)	(11,078)
Net increase (decrease) from Fund share transactions	91,348	76,790	234,765	(109,997)	14,560	6,446
Fund Redemption Fees	31	10	13	24	3	—
Total Increase (Decrease) in Net Assets	(136,086)	179,717	84,999	(70,242)	6,186	13,440

Net Assets:
Beginning of year	1,644,306	1,464,589	1,336,364	1,406,606	49,451	36,011
End of year*	$1,508,220	$1,644,306	$1,421,363	$1,336,364	$55,637	$49,451
* Including undistributed (dividends in excess of) net investment income of:	$1	$4,191	$1	$151	$(24)	$(12)

42	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM International Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$7,132	$7,100	$200,045	$113,023	$18,301	$4,551	$58,340	$101,478	$12	$23

(39,337)	70,685	542,890	298,751	(39,980)	13,481	576,742	299,258	5,551	8,551
—	—	—	—	—	—	(8,211)	—	—	—
—	—	—	—	—	—	—	—	—	4

(75,632)	46,296	(2,008,986)	674,262	(165,075)	36,681	(960,659)	421,119	(14,031)	4,409

—	—	—	—	—	—	(13,163)	18,309	—	—

(107,837)	124,081	(1,266,051)	1,086,036	(186,754)	54,713	(346,951)	840,164	(8,468)	12,987

(1)	—	(4,790)	(1,741)	(490)	(6)	(581)	(893)	—	—
(8,138)	(2,099)	(193,730)	(105,272)	(17,632)	(4,506)	(74,005)	(70,609)	—	—

(7)	—	(10,773)	(1,213)	(376)	—	(6,242)	(4,303)	(10)	(4)
(92,708)	(22,335)	(437,073)	(84,105)	(14,677)	(5,540)	(383,545)	(314,855)	(3,908)	(4,365)
(100,854)	(24,434)	(646,366)	(192,331)	(33,175)	(10,052)	(464,373)	(390,660)	(3,918)	(4,369)

172,018	412,741	3,344,329	6,168,691	1,147,185	468,142	1,350,403	1,004,129	8,006	17,286
84,405	20,062	539,146	156,893	26,777	6,994	393,460	325,748	3,367	3,727
(390,376)	(154,304)	(2,772,845)	(1,000,291)	(497,278)	(61,588)	(1,423,306)	(1,011,604)	(23,913)	(26,191)
(133,953)	278,499	1,110,630	5,325,293	676,684	413,548	320,557	318,273	(12,540)	(5,178)
21	27	61	69	26	12	21	18	1	1
(342,623)	378,173	(801,726)	6,219,067	456,781	458,221	(490,746)	767,795	(24,925)	3,441

738,779	360,606	8,670,921	2,451,854	583,748	125,527	4,790,936	4,023,141	70,966	67,525
$396,156	$738,779	$7,869,195	$8,670,921	$1,040,529	$583,748	$4,300,190	$4,790,936	$46,041	$70,966

$5,647	$6,568	$6,760	$5,475	$266	$136	$47,757	$57,350	$27	$1

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	43

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Growth Fund		OCC Renaissance Fund		OCC Value Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(4,028)	$(4,141)	$6,554	$(1,879)	$16,419	$14,776
Net realized gain (loss) on investments, options written and foreign currency transactions	52,324	65,537	(63,099)	468,134	(153,910)	299,841
Payments from Affiliates (see Note 11)	—	32	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(56,738)	53,829	(182,565)	(33,042)	(361,858)	75,879
Net increase (decrease) resulting from investment operations	(8,442)	115,257	(239,110)	433,213	(499,349)	390,496

Dividends and Distributions to Shareholders from:
Net investment income
Class R	—	—	(49)	—	(317)	(302)
Other Classes	—	—	(1,638)	—	(13,250)	(17,199)
Net realized capital gains
Class R	—	—	(6,287)	(4,971)	(5,008)	(2,029)
Other Classes	—	—	(368,914)	(340,301)	(250,473)	(132,894)
Total Dividends and Distributions to Shareholders	—	—	(376,888)	(345,272)	(269,048)	(152,424)

Fund Share Transactions:
Net proceeds from the sale of common stock	254,101	54,441	212,103	183,245	140,789	255,466
Issued in reinvestment of distributions	—	—	313,158	281,457	232,772	128,902
Cost of shares redeemed	(262,584)	(122,299)	(706,931)	(1,067,367)	(695,828)	(591,369)
Net increase (decrease) from Fund share transactions	(8,483)	(67,858)	(181,670)	(602,665)	(322,267)	(207,001)
Fund Redemption Fees	1	2	4	12	9	9
Total Increase (Decrease) in Net Assets	(16,924)	47,401	(797,664)	(514,712)	(1,090,655)	31,080

Net Assets:
Beginning of year	577,052	529,651	2,166,119	2,680,831	1,866,280	1,835,200
End of year*	$560,128	$577,052	$1,368,455	$2,166,119	$775,625	$1,866,280
* Including undistributed (dividends in excess of) net investment income of:	$131	$(58)	$4,750	$2	$10,918	$8,068

44	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$2,210	$1,932	$(39)	$(170)

23,693	35,167	5,277	6,677
—	—	—	—

(59,031)	45,749	(10,291)	10,171

(33,128)	82,848	(5,053)	16,678

(1)	—	—	—
(2,707)	(1,300)	—	—

(399)	(236)	—	(36)
(42,429)	(27,061)	(806)	(15,379)

(45,536)	(28,597)	(806)	(15,415)

183,174	104,811	8,035	9,108
43,349	26,942	774	14,780
(211,438)	(201,065)	(14,565)	(52,920)

15,085	(69,312)	(5,756)	(29,032)
8	9	—	—
(63,571)	(15,052)	(11,615)	(27,769)

534,365	549,417	85,915	113,684
$470,794	$534,365	$74,300	$85,915

$1,302	$1,800	$3	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	45

Financial Highlights

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class R
6/30/2008	$21.04	$(0.03)	$(0.93)	$(0.96)	$(0.01)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)
6/30/2005	16.44	0.02	1.66	1.68	(0.05)
6/30/2004	14.21	(0.05)	2.28	2.23	—
CCM Mid-Cap Fund
Class R
6/30/2008	$28.52	$(0.14)	$0.36	$0.22	$—
6/30/2007	27.79	(0.08)	3.68	3.60	—
6/30/2006	24.73	(0.08)	3.14	3.06	—
6/30/2005	21.56	(0.08)	3.25	3.17	—
6/30/2004	17.58	(0.14)	4.12	3.98	—
NACM Global Fund
Class R
6/30/2008	$20.41	$0.07	$(0.78)	$(0.71)	$—
6/30/2007	17.31	(0.03)	4.15	4.12	—
6/30/2006	15.34	(0.05)	2.70	2.65	—
6/30/2005	14.18	(0.05)	1.81	1.76	—
6/30/2004	11.70	(0.10)	3.52	3.42	—
NACM International Fund
Class R
6/30/2008	$26.25	$0.29	$(4.11)	$(3.82)	$(0.30)
6/30/2007	21.94	0.44	4.85	5.29	— (d)
1/10/2006 – 6/30/2006	20.25	0.17	1.52	1.69	—
NFJ Dividend Value Fund
Class R
6/30/2008	$18.28	$0.37	$(2.79)	$(2.42)	$(0.37)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)
6/30/2004	10.51	0.26	2.05	2.31	(0.20)
NFJ Large-Cap Value Fund
Class R
6/30/2008	$20.77	$0.30	$(3.74)	$(3.44)	$(0.32)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)
1/10/2006 – 6/30/2006	17.02	0.12	0.75	0.87	(0.10)
NFJ Small-Cap Value Fund
Class R
6/30/2008	$35.15	$0.36	$(2.80)	$(2.44)	$(0.35)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)
6/30/2004	21.95	0.49	5.73	6.22	(0.28)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.

46	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.90)	$(1.91)	$—	(d)	$18.17		(5.68)%	$16,864	1.34%		(0.16)%	134%
(1.37)	(1.40)	—	(d)	21.04		13.92	18,552	1.33		(0.04)	150
—	(0.02)	—	(d)	19.79		9.62	13,019	1.37		(0.05)	161
—	(0.05)	—		18.07		10.24	4,151	1.41	(c)	0.12	137
—	—	—		16.44		15.69	526	1.45		(0.33)	148

$(3.07)	$(3.07)	$—	(d)	$25.67		0.04%	$48,771	1.34%		(0.52)%	149%
(2.87)	(2.87)	—	(d)	28.52		14.25	47,308	1.34		(0.31)	164
—	—	—	(d)	27.79	(e)	12.37 (e)	40,579	1.36		(0.31)	174
—	—	—		24.73		14.70	17,826	1.42	(c)	(0.33)	140
—	—	—		21.56		22.64	757	1.45		(0.66)	165

$(1.94)	$(1.94)	$—	(d)	$17.76		(4.39)%	$69	1.71%		0.34%	80%
(1.02)	(1.02)	—	(d)	20.41		24.45	138	1.71		(0.19)	102
(0.68)	(0.68)	—	(d)	17.31		17.49	90	1.73		(0.32)	114
(0.61)	(0.61)	0.01		15.34		12.63	16	1.83	(c)	(0.31)	148
(0.95)	(0.95)	0.01		14.18		30.14	15	1.81		(0.77)	203

$(3.46)	$(3.76)	$—	(d)	$18.67		(16.32)%	$50	1.72%		1.32%	159%
(0.98)	(0.98)	—	(d)	26.25		24.60	52	1.73		1.78	166
—	—	—	(d)	21.94		8.35	11	1.73	*	1.68 *	152

$(0.91)	$(1.28)	$—	(d)	$14.58		(13.98)%	$225,295	1.29%		2.27%	49%
(0.29)	(0.60)	—	(d)	18.28		23.46	156,435	1.30		2.01	29
(0.22)	(0.61)	—	(d)	15.33		16.44	18,988	1.35		2.16	26
(0.15)	(0.45)	—		13.73		13.27	822	1.38	(c)	1.91	30
(0.09)	(0.29)	—		12.53		22.17	46	1.45		2.18	36

$(0.29)	$(0.61)	$—	(d)	$16.72		(16.88)%	$20,901	1.34%		1.64%	39%
(0.41)	(0.67)	—	(d)	20.77		20.76	1,694	1.36		1.43	26
—	(0.10)	—	(d)	17.79		5.12	11	1.38	*	1.41 *	32

$(2.99)	$(3.34)	$—	(d)	$29.37		(7.23)%	$51,498	1.47%		1.11%	33%
(2.52)	(3.00)	—	(d)	35.15		20.93	76,297	1.47		2.17	27
(2.47)	(2.98)	—	(d)	31.80		14.24	46,876	1.51		1.81	32
(1.60)	(1.97)	—		30.61		18.17	20,427	1.56	(b)(c)	1.63	20
(0.23)	(0.51)	—		27.66		28.62	5,033	1.60		1.90	30

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	47

Financial Highlights  (Cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Equity Premium Strategy Fund
Class R
6/30/2008	$9.45	$0.02	$(1.27)	$(1.25)	$—
6/30/2007	8.29	(0.01)	1.75	1.74	—
6/30/2006	7.93	0.01	0.65	0.66	— (g)
6/30/2005	7.62	0.05	0.35	0.40	(0.09)
6/30/2004	6.56	0.06	1.09	1.15	(0.09)
OCC Growth Fund
Class R
6/30/2008	$24.08	$(0.10)	$(0.17)	$(0.27)	$—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
6/30/2005	17.15	(0.05)	0.52	0.47	—
6/30/2004	14.42	(0.11)	2.84	2.73	—
OCC Renaissance Fund
Class R
6/30/2008	$20.60	$0.09	$(2.29)	$(2.20)	$(0.03)
6/30/2007	20.02	0.01	3.73	3.74	—
6/30/2006	22.88	0.01	1.36	1.37	—
6/30/2005	23.34	(0.07)	(0.39)	(0.46)	—
6/30/2004	16.29	(0.13)	7.18	7.05	—
OCC Value Fund
Class R
6/30/2008	$18.37	$0.18	$(5.56)	$(5.38)	$(0.15)
6/30/2007	16.15	0.14	3.49	3.63	(0.17)
6/30/2006	17.33	0.14	1.18	1.32	(0.15)
6/30/2005	17.32	0.09	0.49	0.58	(0.11)
6/30/2004	12.86	0.05	4.45	4.50	(0.04)
RCM Large-Cap Growth Fund
Class R
6/30/2008	$15.03	$(0.01)	$(0.91)	$(0.92)	$—
6/30/2007	13.64	(0.02)	2.15	2.13	—
6/30/2006	12.69	(0.01)	0.96	0.95	— (g)
6/30/2005	12.16	(0.01)	0.54	0.53	—
6/30/2004	10.91	(0.04)	1.29	1.25	—
RCM Mid-Cap Fund
Class R
6/30/2008	$2.91	$(0.02)	$(0.17)	$(0.19)	$—
6/30/2007	2.92	(0.02)	0.59	0.57	—
6/30/2006	2.62	(0.02)	0.32	0.30	—
6/30/2005	2.53	(0.02)	0.11	0.09	—
6/30/2004	2.08	(0.02)	0.47	0.45	—
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(e)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.27%.
(f)	Repayments by the Adviser increased the total return by 0.04%. If the Adviser had not made repayments, total return would have been 5.23%.
(g)	Less than $0.01 per share.
(h)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.

48	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.59)	$(0.59)	$—	(g)	$7.61		(13.74)%		$155	1.52%		0.26%	120%
(0.58)	(0.58)	—	(g)	9.45	(l)	21.45	(l)	27	1.53		(0.10)	135
(0.30)	(0.30)	—	(g)	8.29		8.35		155	1.55		0.14	149
—	(0.09)	—		7.93		5.27	(f)	130	1.58	(c)	0.66	24
—	(0.09)	—		7.62		17.53		125	1.60		0.82	83

$—	$—	$—	(g)	$23.81		(1.12)%		$2,061	1.41%		(0.41)%	116%
—	—	—	(g)	24.08	(m)	24.38	(m)	1,663	1.41		(0.39)	79
—	—	—	(g)	19.36		9.88		769	1.42		(0.43)	115
—	—	—		17.62		2.74	(i)	611	1.44	(b)(c)	(0.28)	39
—	—	—		17.15	(j)	18.93	(j)	17	1.51		(0.65)	71

$(4.16)	$(4.19)	$—	(g)	$14.21		(13.19)%		$25,561	1.44%		0.54%	82%
(3.16)	(3.16)	—	(g)	20.60		20.06		33,816	1.48	(n)	0.07	112
(4.23)	(4.23)	—	(g)	20.02	(h)	6.03	(h)	37,856	1.50		0.05	85
—	—	—		22.88	(d)	(1.97	)(d)	45,502	1.56	(b)	(0.28)	101
—	—	—		23.34		43.28		16,349	1.60		(0.58)	60

$(2.83)	$(2.98)	$—	(g)	$10.01		(33.57)%		$15,300	1.36%		1.26%	97%
(1.24)	(1.41)	—	(g)	18.37		22.88		35,217	1.35		0.81	95
(2.35)	(2.50)	—	(g)	16.15		7.83		23,965	1.36		0.81	63
(0.46)	(0.57)	—		17.33		3.30	(e)	29,012	1.42	(b)(c)	0.54	101
—	(0.04)	—		17.32		35.04		8,622	1.46		0.32	67

$(1.20)	$(1.20)	$—	(g)	$12.91		(7.06)%		$4,668	1.36%		(0.09)%	69%
(0.74)	(0.74)	—	(g)	15.03		15.88		4,916	1.36		(0.14)	54
—	—	—	(g)	13.64		7.46		4,346	1.50		(0.06)	74
—	—	—		12.69		4.39		109	1.43	(c)	(0.11)	118
—	—	—		12.16		11.46		75	1.46		(0.38)	82

$(0.03)	$(0.03)	$—	(g)	$2.69		(6.66)%		$24	1.39%		(0.73)%	107%
(0.58)	(0.58)	—	(g)	2.91		21.86		231	1.38		(0.70)	102
—	—	—	(g)	2.92	(k)	11.45	(k)	185	1.40		(0.78)	161
—	—	—		2.62		3.56		136	1.46	(c)	(0.77)	147
—	—	—		2.53		21.63		14	1.48		(1.05)	145
(i)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value and total return by $0.01 and 0.01%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(n)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	49

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Class R shares of thirteen of the Funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

50	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually. For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund—$77,343; NACM International Fund—$1,328,843; NFJ Dividend Value Fund—$1,641,701; NFJ Small-Cap Value Fund—$269,829; OCC Equity Premium Strategy Fund—$12,158; OCC Growth Fund—$21,876; OCC Renaissance Fund—$205,362; and RCM Large-Cap Growth Fund—$7,589.

Options Contracts.   Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

06.30.08	Allianz Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2008

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $2,694,502. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%

52	Allianz Funds Annual Report	06.30.08

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable holding period for each Fund:

Funds	7 Days	30 Days

CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OOC Equity Premium Strategy, OCC Growth, OCC Renaissance, OCC Value, RCM Large-Cap Growth and RCM Mid-Cap Funds

*
NACM Global and NACM International Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor.

Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as

06.30.08	Allianz Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2008

set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $3,893,299 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$2,083,296	$2,122,245
CCM Mid-Cap Fund	1,973,114	1,951,437
NACM Global Fund	51,374	42,198
NACM International Fund	914,966	1,136,624
NFJ Dividend Value Fund	4,773,855	4,076,308
NFJ Large-Cap Value Fund	1,049,719	354,521
NFJ Small-Cap Value Fund	1,377,642	1,451,641
OCC Equity Premium Strategy Fund	69,669	80,594
OCC Growth Fund	658,706	659,295
OCC Renaissance Fund	1,438,464	2,002,047
OCC Value Fund	1,309,321	1,903,641
RCM Large-Cap Growth Fund	344,638	392,398
RCM Mid-Cap Fund	86,177	93,755

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity Premium Strategy Fund		OCC Renaissance Fund		RCM Large-Cap Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	4,215	$436	—	$—	17,113	$2,974
Sales	18,115	2,860	35,185	4,216	89,494	25,052
Closing Buys	(1,930)	(597)	(9,386)	(1,316)	(43,025)	(13,453)
Exercises	(3,055)	(186)	—	—	(4,951)	(973)
Expirations	(15,630)	(2,202)	(25,010)	(2,838)	(16,947)	(3,112)
Balance at 6/30/2008	1,715	$311	789	$62	41,684	$10,488

54	Allianz Funds Annual Report	06.30.08

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Funding LLC (“Axon”) and / or SIV Portfolio PLC (formerly Cheyne Finance LLC, “SIV Portfolio”), purchased with cash collateral for securities on loan under the Trust’s securities lending program. At June 30, 2008, the LOC provided sufficient financial support to enable each applicable Fund to effectively value its positions in Axon and SIV Portfolio (subject to the information in the next paragraph) at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds, and such affiliate (neither the Trust nor the Funds) is responsible for any repayment obligations with respect to any amounts drawn under the LOC.

On July 24, 2008 (subsequent to the period covered by this report), SIV Portfolio underwent a restructuring pursuant to which the Funds that held SIV Portfolio securities exchanged those positions for notes (“Gryphon Notes”) issued by Gryphon Funding Limited, a newly formed entity that received a pro rata portion of the portfolio assets of SIV Portfolio in the transaction. Those Funds also received back in the transaction SIV Portfolio positions (“SIV Portfolio Residual Notes”) to allow the Funds to receive distributions of remaining cash held by SIV Portfolio. The LOC described above provides the same amount of coverage for the Gryphon Notes and the SIV Portfolio Residual Notes, taken together, as it did for the SIV Portfolio positions initially held by the Funds such that, as of the date of issuance of this report, the Funds have not incurred any losses with respect to their initial investments in SIV Portfolio (Cheyne Finance) securities.

7.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses(1)	Post-October Deferral(2)
CCM Capital Appreciation Fund	$—	$—	$—	$17,997
CCM Mid-Cap Fund	—	—	—	6,419
NACM Global Fund	88	—	—	1,689
NACM International Fund	5,809	—	—	67,862
NFJ Dividend Value Fund	172,257	207,338	—	—
NFJ Large-Cap Value Fund	247	14	—	43,472
NFJ Small-Cap Value Fund	24,189	400,258	—	50
OCC Equity Premium Strategy Fund	—	—	3,957	—
OCC Growth Fund	—	—	84,523	—
OCC Renaissance Fund	4,474	103	—	89,647
OCC Value Fund	10,917	—	—	161,726
RCM Large-Cap Growth Fund	1,301	7,014	—	—
RCM Mid-Cap Fund	—	190	16,155	—

(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(2)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses (amounts in thousands)

	2009		2010		2011
CCM Capital Appreciation Fund	$—		$—		$—
CCM Mid-Cap Fund	—		—		—
NACM Global Fund	—		—		—
NACM International Fund	—		—		—
NFJ Dividend Value Fund	—		—		—
NFJ Large-Cap Value Fund	—		—		—
NFJ Small-Cap Value Fund	—		—		—
OCC Equity Premium Strategy Fund	—		—		3,957
OCC Growth Fund	807		807		82,908
OCC Renaissance Fund	—		—		—
OCC Value Fund	—		—		—
RCM Large-Cap Growth Fund	—		—		—
RCM Mid-Cap Fund	5,385	(1)	5,385	(1)	5,385	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

06.30.08	Allianz Funds Annual Report	55

Notes to Financial Statements  (Cont.)

June 30, 2008

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
CCM Capital Appreciation Fund	$1,594,537	$141,079	$(63,031)	$78,048
CCM Mid-Cap Fund	1,426,531	168,235	(56,520)	111,715
NACM Global Fund	54,091	7,104	(3,776)	3,328
NACM International Fund	430,645	27,498	(31,327)	(3,829)
NFJ Dividend Value Fund	9,614,279	396,784	(1,598,166)	(1,201,382)
NFJ Large-Cap Value Fund	1,226,736	55,123	(175,889)	(120,766)
NFJ Small-Cap Value Fund	5,062,621	765,973	(497,503)	268,470
OCC Equity Premium Strategy Fund	60,853	1,544	(11,618)	(10,074)
OCC Growth Fund	570,450	77,587	(39,057)	38,530
OCC Renaissance Fund	1,664,086	131,873	(176,853)	(44,980)
OCC Value Fund	1,145,034	53,929	(260,276)	(206,347)
RCM Large-Cap Growth Fund	447,333	52,792	(22,721)	30,071
RCM Mid-Cap Fund	83,016	7,236	(5,455)	1,781

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
CCM Capital Appreciation Fund	$48,829	$96,762
CCM Mid-Cap Fund	45,077	97,739
NACM Global Fund	2,880	2,401
NACM International Fund	64,792	36,062
NFJ Dividend Value Fund	481,285	165,081
NFJ Large-Cap Value Fund	25,172	8,003
NFJ Small-Cap Value Fund	98,212	366,161
OCC Equity Premium Strategy Fund	3,918	—
OCC Growth Fund	—	—
OCC Renaissance Fund	190,810	186,078
OCC Value Fund	111,616	157,432
RCM Large-Cap Growth Fund	2,708	42,828
RCM Mid-Cap Fund	—	805

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 06/30/2008	Dividend Income	Net Realized Loss
Heidrick & Struggles International, Inc.	$—	$38,906	$—	$(12,045)	$26,861	$379	$—
Iowa Telecommunications Services, Inc.*	38,141	—	12,168	—	—	2,370	(1,588)
Royal Gold, Inc.	32,009	9,826	—	4,502	53,234	371	—
Sonic Automotive, Inc.*	41,381	7,930	18,703	—	—	674	(6,623)
Totals	$111,531	$56,662	$30,871	$(7,543)	$80,095	$3,794	$(8,211)

*	Not affiliated at June 30, 2008

56	Allianz Funds Annual Report	06.30.08

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Heidrick & Struggles International, Inc.	5.65%	$38,906	0.72%
Iowa Telecommunications Services, Inc.*	5.55	32,516	0.60
Royal Gold, Inc.	5.00	48,732	0.90
Sonic Automotive, Inc.*	5.91	48,139	0.89
		$168,293	3.11%

*	Not affiliated at June 30, 2008

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	300	$5,983	415	$8,203	827	$22,525	562	$15,034
Other Classes	27,105	541,795	21,470	427,388	20,912	564,036	10,778	290,184
Issued in reinvestment of dividends and distributions
Class R	76	1,586	60	1,176	194	5,337	161	4,074
Other Classes	5,679	117,947	4,423	86,001	4,657	128,421	4,723	119,404
Cost of shares redeemed
Class R	(329)	(6,705)	(252)	(5,080)	(780)	(20,647)	(524)	(14,016)
Other Classes	(28,184)	(569,258)	(22,273)	(440,898)	(17,663)	(464,907)	(19,730)	(524,677)
Net increase (decrease) resulting from Fund share transactions	4,647	$91,348	3,843	$76,790	8,147	$234,765	(4,030)	$(109,997)

	NACM Global Fund				NACM International Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008			Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class R	1	$23	1	$23	1		$16	2	$36
Other Classes	1,383	26,551	855	15,616	7,390		172,002	17,357	412,705
Issued in reinvestment of dividends and distributions
Class R	— *	6	1	6	—	*	8	—	1
Other Classes	228	4,389	104	1,879	3,936		84,397	847	20,061
Cost of shares redeemed
Class R	(4)	(88)	—	—	—	*	(8)	—	—
Other Classes	(884)	(16,321)	(605)	(11,078)	(18,373)		(390,368)	(6,334)	(154,304)
Net increase (decrease) resulting from Fund share transactions	724	$14,560	356	$6,446	(7,046)		$(133,953)	11,872	$278,499

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	10,050	$166,938	8,595	$147,385	2,442	$48,094	81	$1,663
Other Classes	189,655	3,177,390	352,651	6,021,306	57,255	1,099,091	23,806	466,479
Issued in reinvestment of dividends and distributions
Class R	908	15,067	166	2,885	46	856	1	6
Other Classes	31,356	524,080	8,867	154,008	1,373	25,921	358	6,988
Cost of shares redeemed
Class R	(4,061)	(66,664)	(1,441)	(25,399)	(1,319)	(22,656)	(1)	(12)
Other Classes	(163,671)	(2,706,181)	(56,132)	(974,892)	(25,735)	(474,622)	(3,148)	(61,576)
Net increase resulting from Fund share transactions	64,237	$1,110,630	312,706	$5,325,293	34,062	$676,684	21,097	$413,548

06.30.08	Allianz Funds Annual Report	57

Notes to Financial Statements  (Cont.)

June 30, 2008

	NFJ Small-Cap Value Fund				OCC Equity Premium Strategy Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	715	$22,477	818	$26,927	17	$156	1	$11
Other Classes	42,288	1,327,926	29,763	977,202	906	7,850	1,963	17,275
Issued in reinvestment of dividends and distributions
Class R	223	6,817	161	5,195	1	10	1	4
Other Classes	12,756	386,643	10,047	320,553	398	3,357	419	3,723
Cost of shares redeemed
Class R	(1,355)	(41,836)	(282)	(9,265)	(1)	(9)	(18)	(153)
Other Classes	(44,327)	(1,381,470)	(30,852)	(1,002,339)	(2,799)	(23,904)	(2,985)	(26,038)
Net increase (decrease) resulting from Fund share transactions	10,300	$320,557	9,655	$318,273	(1,478)	$(12,540)	(619)	$(5,178)

	OCC Growth Fund				OCC Renaissance Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	35	$865	36	$774	639	$11,422	552	$11,049
Other Classes	9,676	253,236	2,197	53,667	11,581	200,681	8,158	172,196
Issued in reinvestment of dividends and distributions
Class R	—	—	—	—	354	5,746	238	4,501
Other Classes	—	—	—	—	18,460	307,412	14,266	276,956
Cost of shares redeemed
Class R	(17)	(422)	(7)	(159)	(836)	(15,046)	(1,040)	(21,031)
Other Classes	(11,018)	(262,162)	(5,646)	(122,140)	(39,556)	(691,885)	(50,265)	(1,046,336)
Net decrease resulting from Fund share transactions	(1,324)	$(8,483)	(3,420)	$(67,858)	(9,358)	$(181,670)	(28,091)	$(602,665)

	OCC Value Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount

Shares sold
Class R	453	$6,736	781	$13,749
Other Classes	9,956	134,053	13,803	241,717
Issued in reinvestment of dividends and distributions
Class R	385	5,285	131	2,318
Other Classes	16,959	227,487	7,301	126,584
Cost of shares redeemed
Class R	(1,226)	(16,850)	(479)	(8,455)
Other Classes	(50,806)	(678,978)	(33,843)	(582,914)
Net decrease resulting from Fund share transactions	(24,279)	$(322,267)	(12,306)	$(207,001)

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Year Ended 06/30/2008		Year Ended 06/30/2007		Year Ended 06/30/2008		Year Ended 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	60	$835	51	$725	3	$7	5	$15
Other Classes	12,316	182,339	7,259	104,086	2,747	8,028	3,278	9,093
Issued in reinvestment of dividends and distributions
Class R	27	399	16	236	— *	— *	14	36
Other Classes	2,852	42,950	1,860	26,706	258	774	5,521	14,744
Cost of shares redeemed
Class R	(52)	(746)	(59)	(865)	(73)	(224)	(3)	(9)
Other Classes	(14,430)	(210,692)	(13,899)	(200,200)	(4,994)	(14,341)	(18,275)	(52,911)
Net increase (decrease) resulting from Fund share transactions	773	$15,085	(4,772)	$(69,312)	(2,059)	$(5,756)	(9,460)	$(29,032)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

58	Allianz Funds Annual Report	06.30.08

10.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

11.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2007, the Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund $3,632 (less than $0.005 per share) and $31,781 (less than $0.005 per share), respectively, for realized losses resulting from trading errors.

12.	SUBSEQUENT EVENTS

Effective July 7, 2008 CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NACM International Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund and RCM Large-Cap Growth Fund began publicly offering Class P shares.

It is expected that, effective on or about September 15, 2008 the Funds’ Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	Allianz Funds Annual Report	59

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class R present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NACM International Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Renaissance Fund, OCC Value Fund, RCM Large-Cap Growth Fund and RCM Mid-Cap Fund, thirteen of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for Class R for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

60	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

CCM Capital Appreciation Fund	78%
CCM Mid-Cap Fund	19%
NACM Global Fund	32%
NACM International Fund	30%
NFJ Dividend Value Fund	50%
NFJ Large-Cap Value Fund	45%
NFJ Small-Cap Value Fund	88%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Renaissance Fund	57%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2008 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	82%
CCM Mid-Cap Fund	20%
NACM Global Fund	8%
NACM International Fund	0%
NFJ Dividend Value Fund	47%
NFJ Large-Cap Value Fund	47%
NFJ Small-Cap Value Fund	71%
OCC Equity Premium Strategy Fund	100%
OCC Growth Fund	0%
OCC Renaissance Fund	58%
OCC Value Fund	43%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
NACM Global Fund	$815,960	$0.28232	$56,788	$0.01965
NACM International Fund	16,951,028	0.64668	957,726	0.03654

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-Div in January 2009.

06.30.08	Allianz Funds Annual Report	61

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

62	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	63

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

64	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ061AR_22275

Allianz Funds Annual Report

JUNE 30, 2008

NACM Stock Funds

Share Classes

Institutional
Administrative

GROWTH STOCK FUND

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz NACM Mid-Cap Growth Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		13
Statements of Assets and Liabilities		23
Statements of Operations		24
Statements of Changes in Net Assets		26
Financial Highlights		28
Notes to Financial Statements		32
Report of Independent Registered Public Accounting Firm		40
Federal Income Tax Information		41
Trustees and Officers of Allianz Funds		42

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	13
Allianz NACM Global Fund	7	15
Allianz NACM Growth Fund	8	16
Allianz NACM Income & Growth Fund	9	17
Allianz NACM International Fund	10	20
Allianz NACM Mid-Cap Growth Fund	11	21
Allianz NACM Pacific Rim Fund	12	22

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Ongoing problems with subprime mortgages, weakness in housing and rising fuel prices contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns. Within emerging markets, stocks offered mixed results for the period. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): Allianz Global Investors Multi-Style (2/99) and OCC Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Growth (3/99), OCC Opportunity (3/99), and OCC Renaissance (12/97 and 8/98, respectively). The oldest share class for the following Funds is the Institutional shares and the Admin shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06), NFJ Small-Cap Value (11/95), OCC Equity Premium Strategy Fund (4/01), and OCC Value (8/97). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 1/1/08 to 6/30/08.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The Fund’s performance versus the MSCI Emerging Markets Index was negatively affected by stock selection in China, India and the financials sector. Notable detractors included China COSCO, a shipping company that was weak due to a pullback in freight rates and concerns about a global economic slowdown, and Reliance Capital, an Indian financial services firm that was hurt by expectations that volatility in the capital markets would dampen the company’s growth.

•

Another key source of relative weakness was an underweight in the energy sector that resulted from the Fund’s bottom-up investment process. With the price of oil approximately doubling during the period, energy was the best-performing sector in the index.

•

On the plus side, stock selection in Russia, South Korea and the materials sector positively impacted results versus the index. The Fund’s best-performing holdings included Mechel, a Russian steel company that benefited from a strong pricing environment, and LG Electronics, a South Korean consumer electronics manufacturer that was recognized for its solid earnings growth.

•	Petroleo Brasileiro, Brazil’s state-run oil company, was also a top performer. In late 2007, the company announced what could potentially be the largest deepwater oil discovery in history.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	3.26%	—	—	33.80%
MSCI Emerging Markets Index	4.63%	29.75%	—	28.38%
Lipper Emerging Markets Fund Average	2.65%	28.51%	14.99%	26.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.61%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Brazil	19.5%
South Korea	15.7%
Taiwan	9.6%
South Africa	8.8%
Russia	8.5%
Hong Kong	5.8%
China	5.6%
India	3.1%
Other	21.8%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$889.50	$1,017.95
Expenses Paid During Period	$6.53	$6.97

Expenses are equal to the ratio (1.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

Consistent with the Fund’s bottom-up investment process, outperformance of the MSCI All Country World Index was driven by stock selection. Stock selection was strongest in the United States, the United Kingdom and the energy, financials and materials sectors.

•

Top-performing holdings included Wellstream, a U.K. manufacturer of energy pipelines that benefited from growth in deepwater oil production, and Israel Chemicals, a fertilizer producer that experienced strong demand from emerging countries. The Fund’s lack of exposure to Citigroup and American International Group was also a plus, as these U.S. financial services firms reported substantial write-downs of impaired assets.

•

An underweight in financials, the worst-performing sector in the index, was another key source of value added. The U.S. financial system endured a series of blows during the period, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short-term funding markets.

•

Stock selection in Japan, Germany and the information technology sector had the largest negative effect on performance versus the index. Two major detractors were Sumco, a Japanese manufacturer of silicon wafers that was hurt by weak demand for smaller wafers, and Henkel, a German consumer products company that was impacted by rising input costs and concerns about the financing of an acquisition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Institutional Class	–3.83%	16.19%	—	16.63%
Allianz NACM Global Fund Administrative Class	–4.09%	15.89%	—	16.35%
MSCI All Country World Index	–9.27%	13.14%		12.27%
Lipper Global Multi-Cap Growth Fund Average	–6.89%	13.91%	5.76%	12.50%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.06% for Institutional shares and 1.31% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	46.0%
Japan	8.7%
United Kingdom	7.0%
France	5.4%
Germany	5.1%
Spain	4.9%
Hong Kong	3.4%
Switzerland	3.2%
Other	14.7%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$917.80	$916.60	$1,019.59	$1,018.30
Expenses Paid During Period	$5.05	$6.29	$5.32	$6.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Institutional Class, 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•

The Fund’s performance relative to the Russell 1000 Growth Index was helped by strong stock selection in the industrials, health care and materials sectors. An underweight in the financials sector was also beneficial given turmoil in the credit markets.

•

Top contributors included AGCO, a manufacturer of farm equipment that capitalized on rising agricultural commodity prices; Intuitive Surgical, a provider of products used in minimally invasive surgeries that experienced robust demand; and Freeport-McMoRan Copper & Gold, a mining company that benefited from high metals prices.

•

Positioning in the consumer discretionary sector subtracted the most from relative results due to a combination of stock selection and an overweight in the group. Consumer discretionary was the worst-performing sector in the index, as surging gasoline and food prices meant there was less money in household budgets for non-essential items.

•

Notable detractors included Gannett, a media organization that experienced sluggish advertising revenues; Darden Restaurants, a casual dining company that was hurt by a slowdown in customer traffic and higher food costs; and Garmin, a provider of personal navigation devices that faced concerns about gross margins amid changes in product mix and increased competition.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Institutional Class	–5.02%	8.42%	—	9.18%
Allianz NACM Growth Fund Administrative Class	–5.23%	8.15%	—	8.91%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	7.70%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	10.06%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.78% for Institutional shares and 1.03% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	29.0%
Healthcare	14.8%
Consumer Discretionary	11.3%
Energy	11.1%
Consumer Staples	9.3%
Capital Goods	5.0%
Oil & Gas	4.3%
Chemicals	4.1%
Other	11.5%
Cash & Equivalents — net	–0.04%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$879.10	$877.90	$1,020.98	$1,019.79
Expenses Paid During Period	$3.64	$4.76	$3.92	$5.12

For each class of the Fund, expenses are equal to the expense ratio for the class (0.78% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was positively impacted by security selection in the industrial, energy, and health care sectors. Top contributors included producers of seed and crop-protection chemicals that benefited from record prices, energy companies who profited from elevated oil and gas prices, and biopharmaceutical firms whose franchise drugs drove strong earnings growth. In addition, holdings in several consumer staples companies did especially well as investors rotated into defensive industries in the volatile market environment. Finally, our underweight in the financial sector, which was hit hard by the global credit crisis, helped relative performance.

•	Amid the turmoil in the credit markets, the Fund’s stringent credit selection process benefited performance, and a number of high-yield issuers with improving fundamentals were upgraded.

•

Select issuers in the retail and automotive industries detracted from performance. Retailers were weak due to the host of challenges facing the consumer, including record gasoline prices and less-available credit. Automotive companies declined on concerns that weaker-than-expected consumer spending would cause auto sales to fall below expectations.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/28/07)
Allianz NACM Income & Growth Fund Institutional Class	–2.03%	—	—	2.35%
S&P 500 Index	–13.12%	7.58%	2.88%	–5.02%
Lehman Brothers Aggregate Bond Index	7.12%	3.86%	5.68%	4.89%
Lipper Flexible Portfolio Fund Average	–1.54%	9.25%	6.05%	3.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.91%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Financial Services	17%
Telecommunications	12.7%
Technology	11.5%
Oil & Gas	9.8%
Healthcare & Hospitals	6.8%
Utilities	5%
Retail	4.6%
Consumer Discretionary	3.1%
Other	25.6%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$941.20	$1,020.29
Expenses Paid During Period	$4.44	$4.62

Expenses are equal to the ratio (0.92% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•

Underperformance relative to the index was driven by stock selection, which was weakest in Japan, Hong Kong and the financials and industrials sectors. Two large detractors in the Fund were Itochu, a Japanese trading company that wrote down the value of its investment in a Japanese consumer finance firm, and Hong Kong Exchanges and Clearing, a securities and futures exchange that was hurt by declining trade volumes.

•

Sector exposures, which are a byproduct of the Fund’s bottom-up investment process, also detracted. Underweight positions in consumer staples, utilities and healthcare were especially unfavorable, as investors gravitated toward these defensive sectors in the weak and volatile market environment.

•

Stock selection in Norway and the materials sector had the largest, positive impact on performance versus the index. Yara International, a Norwegian fertilizer producer, was the top contributor in the portfolio. The company benefited from a strong pricing environment amid global food shortages and high prices for agricultural commodities such as wheat and rice.

•

Stock selection in Belgium, Denmark and the healthcare sector also favorably affected relative results. Novo Nordisk, a Danish pharmaceutical manufacturer, was a strong performer, advancing on expectations that its new diabetes drug would be a major growth driver. A lack of exposure to Fortis, a financial services firm based in Belgium, was another plus as the company was forced to raise capital to strengthen its balance sheet.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Institutional Class	–15.75%	19.07%	—	11.18%
Allianz NACM International Fund Administrative Class	–16.02%	18.76%	—	10.89%
MSCI EAFE Index	–10.61%	16.67%	5.83%	7.62%
Lipper International Multi-Cap Core Fund Average	–9.14%	16.13%	6.49%	7.86%

† The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Institutional shares and 1.33% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United Kingdom	26.8%
Japan	16.5%
Germany	9.5%
Hong Kong	7.1%
France	7.0%
Australia	6.3%
Spain	5.4%
Norway	4.1%
Other	15.8%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$889.30	$887.40	$1,019.49	$1,018.30
Expenses Paid During Period	$5.07	$6.19	$5.42	$6.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Institutional Class, 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with medium market capitalizations. The Fund defines medium capitalization companies as those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase.

•

The Fund’s positioning in the energy sector had the largest favorable effect on performance versus the Russell Midcap Growth Index. An overweight in the sector was helpful, as energy was the best-performing group in the benchmark amid surging oil prices. In addition, stock selection added value, supported by exceptional gains from Continental Resources, an exploration and production company, and Patriot Coal, a coal producer.

•

Another key area of relative strength was stock selection in the materials sector, where steel manufacturer AK Steel was a notable contributor. The company reported strong operating results driven by high steel prices and cost benefits related to restructuring initiatives.

•

Stock selection in the financials and healthcare sectors subtracted a material amount from performance versus the index. Two major detractors were Fifth Third Bancorp, a regional bank that was impacted by deteriorating credit quality, and Health Net, a managed care provider that faced several issues, including a heavy flu season and cuts in government reimbursement rates.

•

Underweight positions in the consumer staples and utilities sectors were additional sources of relative weakness. These defensive groups tend to be resilient when market conditions are volatile, and this period was no exception.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Institutional Class	–5.94%	—	—	9.47%
Russell Midcap Growth Index	–6.42%	12.32%	5.64%	8.36%
Lipper Mid-Cap Core Fund Average	–10.97%	11.16%	8.28%	5.74%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.41%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Energy	21.3%
Technology	12.8%
Healthcare	9.6%
Consumer Discretionary	7.8%
Oil & Gas	7.1%
Capital Goods	6.7%
Chemicals	5.3%
Materials & Processing	5.2%
Other	22.7%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$965.90	$1,019.74
Expenses Paid During Period	$5.03	$5.17

Expenses are equal to the ratio (1.03% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•

Stock selection in Japan, Singapore and the telecommunication services sectors negatively impacted the Fund’s performance versus the MSCI Pacific Index. The biggest detractor in the portfolio was Ibiden, a Japanese provider of electronic and ceramic products that faced slowing demand for its filters used in diesel automobiles. KDDI, a Japanese telecommunication services provider, was also weak in an intensely competitive environment for pursuing mobile phone subscribers.

•

An underweight in Australia, the second-best performing country in the index, was another major area of relative weakness. Australia is a leading producer of mined commodities such as coal and gold, and high commodity prices lent support to the country’s equity market.

•

On the plus side, stock selection in Australia and the materials sector had a significant, positive effect on results versus the index. One of the Fund’s best-performing holdings was Incitec Pivot, an Australian fertilizer manufacturer that had exceptional pricing power, as global grain use continued to exceed production.

•

Sun Hung Kai Properties, a Hong Kong real estate company, was another top contributor in the Fund. The company benefited from expectations that residential real estate prices would rise in Hong Kong due to a housing shortage and a cyclical upturn in demand.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Institutional Class	–9.16%	24.12%	17.86%	14.13%
MSCI Pacific Index	–9.00%	15.74%	6.64%	5.69%
Lipper Pacific Region Fund Average	–9.85%	18.84%	10.28%	8.29%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	61.4%
Australia	16.4%
Hong Kong	9.8%
India	3.0%
Singapore	2.3%
Taiwan	2.2%
United Kingdom	1.6%
China	1.4%
Other	0.8%
Cash & Equivalents —net	1.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$887.10	$1,018.00
Expenses Paid During Period	$6.47	$6.92

Expenses are equal to the ratio (1.38% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—86.3%
Argentina—0.5%
Petrobras Energia Participaciones S.A., Class B ADR	92,000	$1,104

Bermuda—0.2%
TPV Technology Ltd.	712,600	372

Brazil—12.1%
Banco Bradesco S.A. ADR	78,750	1,611
Banco Itau Holding Financeira S.A. ADR	68,500	1,391
Brasil Telecom Part S.A. ADR	25,000	1,834
Centrais Eletricas Brasileiras S.A.	100,000	1,846
Cia de Saneamento de Minas Gerais	38,500	713
Companhia Vale do Rio Doce ADR	108,600	3,241
Petroleo Brasileiro S.A. ADR	107,000	7,579
Petroleo Brasileiro S.A., Class A ADR	92,200	5,343
Tele Norte Leste Participacoes S.A. ADR	61,900	1,542
Unibanco-Uniao de Bancos
Brasileiros S.A., UNIT	146,700	1,871

		26,971

China—5.6%
Bank of Communications Co., Ltd.	1,970,000	2,315
China Citic Bank	2,778,000	1,556
China Coal Energy Co.	219,000	384
China Construction Bank Corp.	3,007,200	2,426
China COSCO Holdings Co., Ltd., Class H	504,500	1,235
China Petroleum & Chemical Corp., Class H	2,018,000	1,886
China Telecom Corp. Ltd.	1,324,000	720
Industrial & Commercial Bank of China	2,317,000	1,584
Shandong Chenming Paper Holdings Ltd. (c)(d)	569,400	472

		12,578

Colombia—0.2%
BanColombia S.A.	69,585	517

Czech Republic—0.3%
Unipetrol	37,500	618

Egypt—0.9%
Egyptian Financial Group-Hermes Holding	68,116	613
Orascom Construction Industries	14,952	1,028
Telecom Egypt	125,899	387

		2,028

Hong Kong—5.8%
Chaoda Modern Agriculture	886,000	1,121
China Agri-Industries Holdings Ltd. (c)	1,392,000	1,018
China Mobile Ltd.	406,500	5,456
China Unicom Ltd.	624,000	1,158
CNOOC Ltd.	1,422,000	2,469
CNPC Hong Kong Ltd.	2,420,000	1,144
Shougang Concord International
Enterprises Co., Ltd.	1,744,000	570

		12,936

India—0.8%
Reliance Industries Ltd. GDR (a)	17,986	1,766

	Shares	Value (000s)

Indonesia—2.2%
PT Astra International Tbk	908,200	$1,901
PT Bumi Resources Tbk	2,559,000	2,284
PT Timah Tbk (c)	184,000	748

		4,933

Israel—2.8%
Bezeq Israeli Telecommunication Corp. Ltd.	568,292	1,121
Delek Group Ltd.	5,267	802
Israel Corp. Ltd. (c)	2,091	3,243
Israel Discount Bank Ltd., Class A (c)	184,700	409
Teva Pharmaceutical Industries Ltd. ADR	15,100	692

		6,267

Malaysia—1.8%
Burniputra Commerce Holdings Bhd	158,400	389
Kulim Malaysia Bhd	194,200	576
Lion Industries Corp. Bhd	801,400	643
Ppb Group Berhad	755,100	2,497

		4,105

Mexico—2.5%
Alfa S.A. de C.V., Class A	192,100	1,374
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	109,200	497
Grupo Carso S.A.B. de C.V., Ser. A1	132,400	617
Grupo Mexico S.A. de C.V., Ser. B	1,387,800	3,149

		5,637

Peru—0.6%
Credicorp Ltd.	15,800	1,298

Poland—1.6%
Polski Koncern Naftowy Orlen (c)	115,114	1,840
Telekomunikacja Polska S.A.	173,780	1,682

		3,522

Russia—8.5%
Evraz Group S.A. GDR	31,006	3,601
LUKOIL ADR	20,000	1,972
Mechel ADR	73,600	3,646
MMC Norilsk Nickel ADR	77,264	1,955
Mobile Telesystems ADR	19,300	1,479
Novolipetsk Steel OJSC GDR	25,850	1,473
OAO Gazprom ADR	32,274	1,864
Uralkali GDR	10,250	740
Vimpelcom ADR	72,000	2,137

		18,867

South Africa—8.8%
African Rainbow Minerals Ltd.	43,341	1,545
ArcelorMittal	187,829	5,328
Aveng Ltd.	237,317	1,752
Barloworld Ltd.	33,142	338
Impala Platinum Holdings Ltd.	20,669	812
Remgro Ltd.	120,342	2,880
Sanlam Ltd.	723,994	1,531
Sasol Ltd.	90,404	5,322

		19,508

	Shares	Value (000s)

South Korea—15.7%
Dongkuk Steel Mill Co., Ltd.	26,330	$1,132
Hyundai Motor Co.	69,038	4,679
Korea Gas Corp.	6,885	501
Korea Line Corp.	6,668	1,120
LG Chem Ltd.	17,070	1,630
LG Corp.	70,840	4,590
LG Electronics, Inc.	48,850	5,524
LG Display Co., Ltd.	88,090	3,293
LG Telecom Ltd.	69,440	526
Namhae Chemical	75,490	2,023
POSCO	1,916	998
Samsung Electronics Co., Ltd.	11,095	6,628
Shinhan Financial Group Co., Ltd.	20,297	914
SK Holdings Co., Ltd.	8,847	1,090
STX Pan Ocean Co., Ltd.	224,200	444

		35,092

Taiwan—9.6%
AU Optronics Corp.	3,313,227	5,240
Chi Mei Optoelectronics Corp. (c)	3,158,000	3,638
China Development Financial	1,969,000	794
Compal Electronics	2,188,000	2,361
Far Eastern Department Stores Co., Ltd.	434,000	461
Gigabyte Technology Co., Ltd.	1,062,000	804
HannStar Display Corp. (c)	2,948,824	1,073
Hua Nan Financial Holdings Co., Ltd.	1,736,000	1,585
KGI Securities Co., Ltd.	5,275,000	3,832
Polaris Securities Co., Ltd. (c)	830,000	497
U-Ming Marine Transport Corp.	266,000	700
USI Corp.	762,000	403

		21,388

Thailand—2.5%
Bangkok Bank PLC	328,900	1,172
PTT Aromatics & Refining PLC (d)	348,200	3,145
Thoresen Thai Agencies PLC	980,400	1,202

		5,519

Turkey—2.4%
Aygaz AS	150,773	352
Bagfas Bandirma Gubre Fabrik	4,590	586
Eczacibasi Ilac Sanayi	128,830	405
Gubre Fabrikalari T.A.S.	22,118	895
Tupras Turkiye Petrol Rafine	96,509	2,228
Turk Hava Yollari (c)	192,488	788

		5,254

United States—0.9%
Global Investment House GDR (a)(c)	106,800	2,002

Total Common Stock (cost—$190,581)		192,282

PREFERRED STOCK—7.4%
Brazil—7.4%
Brasil Telecom S.A.	128,800	1,388
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	146,280	3,414
Fertilizantes Fosfatados S.A.	9,900	752
Investimentos Itau S.A.	375,900	2,385
Metalurgica Gerdau S.A.	108,600	3,523
Telemar Norte Leste S.A.	4,200	231
Usinas Siderurgicas de Minas Gerais S.A.	94,975	4,680

Total Preferred Stock (cost—$11,841)		16,373

06.30.08	Allianz Funds Annual Report	13

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2008

	Units	Value (000s)

WARRANTS (c)—4.7%
Bahamas—0.4%
Mercator Lines Ltd., Expires 10/22/10	496,730	$938

India—2.3%
Bank of India, Expires 5/2/11 (a)	96,774	488
DLF Ltd., Expires 6/22/10	70,857	653
Hindalco Industial Ltd., Expires 11/12/10	155,387	514
Indiabulls Financial Services Ltd., Expires 9/24/09	35,971	214
Industrial Development Bank of India, Expires 2/15/11	425,323	636
Kotak Mahindra Bank Ltd., Expires 4/20/12 (a)	56,949	611
Reliance Capital Ltd., Expires 2/15/10	97,104	2,038

		5,154

Netherland Antilles—0.5%
Axis Bank Ltd., Expires 4/21/10	20,891	294
Sesa GOA Ltd., Expires 1/21/10	9,326	734

		1,028

United Kingdom—1.5%
Aldar Properties PJSC, Expires 1/12/10	708,425	2,421
Tamweel PJSC, Expires 4/26/11	403,675	923

		3,344

Total Warrants (cost—$16,281)		10,464

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $3,361; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $3,430 including accrued interest (cost—$3,361)	$3,361	3,361

Total Investments (cost—$222,064)(b)—99.9%		222,480

Other assets less liabilities—0.1%		192

Net Assets—100.0%		$222,672

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $127,178, representing 57.11% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

14	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—96.1%
Australia—1.8%
BHP Billiton Ltd.	23,926	$1,019

Bermuda—0.5%
Peace Mark Holdings Ltd.	382,000	266

Brazil—1.3%
Banco do Brasil S.A.	43,400	708

China—1.6%
AAC Acoustic Technology Holdings, Inc. (c)	80,000	67
China Mobile Ltd.	60,500	812

		879

Finland—1.2%
Outotec Oyj	10,169	644

France—5.4%
Ingenico	16,436	574
Total S.A.	11,582	986
Vallourec S.A.	1,758	615
Veolia Environnement	14,736	822

		2,997

Germany—5.1%
Henkel KGaA	15,713	589
Linde AG	6,771	951
Siemens AG	5,162	572
Tognum AG	26,186	705

		2,817

Greece—1.2%
Alpha Bank AE	22,870	693

Hong Kong—3.4%
China Green Holdings Ltd.	276,000	329
Jardine Matheson Holdings Ltd.	34,400	1,069
Melco International Development	488,000	471

		1,869

Ireland—2.5%
IAWS Group PLC	30,730	767
Icon PLC ADR (c)	8,000	604

		1,371

Israel—2.3%
Israel Chemicals Ltd.	54,257	1,264

Japan—8.7%
Asics Corp.	80,000	874
Chugai Pharmaceutical Co., Ltd.	46,100	737
Joint Corp.	17,200	86
Konica Minolta Holdings, Inc.	43,500	737
Marubeni Corp.	110,000	918
Mizuho Financial Group, Inc.	217	1,010
Nitori Co., Ltd.	9,850	506

		4,868

Spain—4.9%
Banco Santander Central Hispano S.A.	47,049	858
Tecnicas Reunidas S.A.	11,453	957
Telefonica S.A.	34,264	907

		2,722

Switzerland—3.2%
Nestle S.A.	24,850	1,123
Roche Holdings AG	3,826	688

		1,811

	Shares	Value (000s)

United Kingdom—7.0%
ARM Holdings PLC	182,294	$308
IG Group Holdings PLC	117,432	769
International Power PLC	110,221	944
Standard Chartered PLC	33,986	962
Wellstream Holdings PLC (c)	36,123	934

		3,917

United States—46.0%
Affiliated Managers Group, Inc. (c)	7,400	666
AFLAC, Inc.	12,500	785
Ansys, Inc. (c)	19,600	924
Apple, Inc. (c)	6,200	1,038
Bank of New York Mellon Corp.	18,200	689
Best Buy Co., Inc.	19,200	760
Coca-Cola Co.	15,500	806
Corning, Inc.	43,900	1,012
Crown Holdings, Inc. (c)	20,800	541
Devon Energy Corp.	9,100	1,094
Energizer Holdings, Inc. (c)	9,400	687
General Dynamics Corp.	11,600	977
Genzyme Corp. (c)	10,600	763
Global Investment House GDR (a)(c)	33,900	636
Goldman Sachs Group, Inc.	4,850	848
Guess?, Inc.	22,700	850
Helmerich & Payne, Inc.	17,900	1,289
Hess Corp.	6,600	833
Hill-Rom Holdings, Inc.	25,600	691
HJ Heinz Co.	19,500	933
Marathon Oil Corp.	18,800	975
Oracle Corp. (c)	55,200	1,159
Praxair, Inc.	12,400	1,169
Procter & Gamble Co.	15,000	912
Prudential Financial, Inc.	10,300	615
Schering-Plough Corp.	44,000	866
Spansion, Inc., Class A (c)	38,300	86
Target Corp.	18,500	860
Thermo Fisher Scientific, Inc. (c)	15,600	869
XTO Energy, Inc.	18,225	1,249

		25,582

Total Common Stock (cost—$49,923)		53,427

PREFERRED STOCK—1.2%
Brazil—1.2%
All America Latina Logistica S.A., UNIT (cost—$757)	52,700	678

WARRANTS—1.1%
	Units
Taiwan—1.1%
Hon Hai Precision Industry Co., Ltd., Expires 11/5/10 (c) (cost—$719)	127,952	628

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,686; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $2,740 including accrued interest (cost—$2,686)	$2,686	$2,686

Total Investments (cost—$54,085) (b)—103.2%		57,419

Liabilities in excess of other assets—(3.2)%		(1,782)

Net Assets—100.0%		$55,637

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregated value of $24,146, representing 43.40% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	15

Schedule of Investments

NACM Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—100.4%
Building/Construction—0.8%
Pulte Homes, Inc.	21,100	$203

Capital Goods—5.0%
Cummins, Inc.	5,300	347
Fluor Corp.	1,800	335
Shaw Group, Inc. (a)	2,500	155
Tyco International Ltd.	9,400	376

		1,213

Chemicals—4.1%
Celanese Corp.	8,400	383
Monsanto Co.	4,900	620

		1,003

Consumer Discretionary—11.3%
CBS Corp., Class B	21,400	417
Cintas Corp.	10,800	286
DISH Network Corp., Class A (a)	8,500	249
Dollar Tree Stores, Inc. (a)	8,700	285
GameStop Corp., Class A (a)	7,300	295
McDonald’s Corp.	6,600	371
Nike, Inc., Class B	4,100	244
Ross Stores, Inc.	7,300	259
V.F. Corp.	5,200	370

		2,776

Consumer Staples—9.3%
Altria Group, Inc.	18,200	374
Coca-Cola Co.	6,700	348
Philip Morris International, Inc.	9,300	460
Procter & Gamble Co.	4,790	291
Wal-Mart Stores, Inc.	14,200	798

		2,271

Electronics—1.2%
Tyco Electronics Ltd.	8,500	305

Energy—11.1%
Apache Corp.	2,100	292
Diamond Offshore Drilling, Inc.	4,600	640
First Solar, Inc. (a)	700	191
Foundation Coal Holdings, Inc.	2,500	221
Hess Corp.	1,200	151
National-Oilwell Varco, Inc. (a)	6,500	577
Occidental Petroleum Corp.	3,900	351
Southwestern Energy Co. (a)	6,100	290

		2,713

Financial Services—0.6%
Capital One Financial Corp.	3,700	141

Healthcare—14.8%
Abbott Laboratories	8,400	445
Aetna, Inc.	5,900	239
Amgen, Inc. (a)	9,400	443
Boston Scientific Corp. (a)	19,900	245
Forest Laboratories, Inc. (a)	13,700	476
Herbalife Ltd.	2,700	105
Johnson & Johnson	5,200	334
Medco Health Solutions, Inc. (a)	6,100	288
Medtronic, Inc.	7,500	388
Merck & Co., Inc.	7,000	264
Omnicare, Inc.	9,700	254
Wyeth	3,000	144

		3,625

Industrial—0.9%
L-3 Communications Holdings, Inc.	2,500	227

Information Technology—1.7%
Pitney Bowes, Inc.	7,300	249
Western Digital Corp. (a)	5,200	180

		429

	Shares	Value (000s)

Materials & Processing—3.1%
Cleveland-Cliffs, Inc.	1,300	$155
Freeport-McMoRan Copper & Gold, Inc.	5,100	598

		753

Oil & Gas—4.3%
ENSCO International, Inc.	6,400	517
Exxon Mobil Corp.	6,200	546

		1,063

Technology—29.0%
Apple, Inc. (a)	1,800	301
Applied Materials, Inc.	14,000	267
BMC Software, Inc. (a)	3,900	140
Cisco Systems, Inc. (a)	43,900	1,021
Google, Inc., Class A (a)	700	369
Hewlett-Packard Co.	17,300	765
Integrated Device Technology, Inc. (a)	18,100	180
Intel Corp.	44,400	954
International Business Machines Corp.	6,300	747
MEMC Electronic Materials, Inc. (a)	3,500	215
Microsoft Corp.	44,100	1,213
NCR Corp. (a)	7,700	194
Oracle Corp. (a)	21,600	454
Symantec Corp. (a)	15,400	298

		7,118

Telecommunications—1.0%
Verizon Communications, Inc.	6,600	234

Transportation—2.2%
CSX Corp.	8,700	546

Total Investments (cost—$24,766)—100.4%		24,620

Liabilities in excess of other assets—(0.4%)		(87)

Net Assets—100.0%		$24,533

Notes to Schedule of Investments:
(a) Non-income producing.

16	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—0.8%
L-3 Communications Holdings, Inc.	1,900	$173

Automotive—0.8%
Johnson Controls, Inc.	6,000	172

Capital Goods—0.7%
Textron, Inc.	3,400	163

Consumer Discretionary—1.8%
McDonald’s Corp.	3,700	208
McKesson Corp.	3,700	207

		415

Consumer Products—0.9%
Procter & Gamble Co.	3,200	195

Consumer Staples—1.7%
Coca-Cola Co.	3,500	182
PepsiCo, Inc.	3,100	197

		379

Energy—2.8%
National-Oilwell Varco, Inc. (b)(c)	2,500	222
Occidental Petroleum Corp. (c)	2,200	198
Peabody Energy Corp. (c)	2,500	220

		640

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B (c)	3,800	206

Healthcare & Hospitals—4.4%
Abbott Laboratories	3,800	201
Baxter International, Inc. (c)	3,400	217
Edwards Lifesciences Corp. (b)	3,110	193
Gilead Sciences, Inc. (b)(c)	3,900	207
Intuitive Surgical, Inc. (b)	650	175

		993

Industrial—0.7%
AGCO Corp. (b)	3,200	168

Insurance—1.3%
Cigna Corp.	4,000	142
Prudential Financial, Inc.	2,600	155

		297

Machinery—0.8%
Deere & Co.	2,400	173

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc. (c)	1,750	205

Oil & Gas—2.1%
Diamond Offshore Drilling, Inc. (c)	1,700	237
Schlumberger Ltd. (c)	2,300	247

		484

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)	4,500	212

Retail—0.8%
Target Corp.	4,000	186

Technology—6.6%
EMC Corp. (b)	8,700	128
Google, Inc., Class A (b)(c)	350	184
Intel Corp.	9,100	195
International Business Machines Corp. (c)	1,700	202
Microsoft Corp.	7,100	195
Oracle Corp. (b)(c)	9,500	200
Research In Motion Ltd. (b)(c)	1,500	175

	Shares	Value (000s)

Texas Instruments, Inc.	6,700	$189

		1,468

Telecommunications—4.1%
Cisco Systems, Inc. (b)(c)	7,900	184
Harris Corp.	4,000	202
Juniper Networks, Inc. (b)	7,500	166
QUALCOMM, Inc. (c)	4,300	191
Verizon Communications, Inc.	5,500	194

		937

Utilities—0.8%
Constellation Energy Group, Inc.	2,100	172

Total Common Stock (cost—$8,739)		7,638

CONVERTIBLE PREFERRED STOCK—22.2%
Automotive—0.5%
General Motors Corp., Class C,
6.25%, 7/15/33	8,975	122

Consumer Discretionary—1.3%
Stanley Works,
4.344%, 5/17/12 (b)	210	174
United Rentals Trust I,
6.50%, 8/1/28	3,550	113

		287

Consumer Staples—0.8%
Bunge Ltd., 4.875%, 12/31/49	1,400	182

Financial Services—13.2%
Bank of America Corp.,
7.25%, 12/31/49	190	168
Bank of America Corp., 10.00%, 5/11/09 (Johnson & Johnson) (d)	2,920	189
Citigroup Funding, Inc., 4.583%, 9/27/08 (Genworth Financial, Inc.) (d)	5,500	102
Credit Suisse,
11.00%, 3/16/09 (Microsoft Corp.) (d)	7	183
11.00%, 4/25/09 (Coca-Cola Co.) (d)	3,090	181
Eksportfinans A/S, 10.00%, 3/12/09 (Hewlett Packard Co.) (d)	4,030	171
10.00%, 6/13/09 (Apple, Inc.) (d)	1,210	210
13.00%, 11/1/08 (Time Warner, Inc.) (d)	10,600	150
Goldman Sachs Group, Inc.,
9.75%, 12/19/08 (Cisco Systems, Inc.) (d)	7,450	174
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10 (General Mills, Inc.) (d)	7,700	182
8.50%, 8/25/08 (United Technologies Corp.) (d)	2,500	148
28.00%, 3/6/09 (Transocean, Inc.) (d)	1,350	147
Platinum Underwriters Holdings Ltd., Class A, 6.00%, 2/15/09	6,200	183
Svensk Exportkredit AB,
10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd. ADR) (d)	4,400	190
12.50%, 12/12/08 (Exxon Mobil Corp.) (d)	2,000	165

	Shares	Value (000s)

Vale Capital Ltd.,
5.50%, 6/15/10 (Companhia Vale do Rio Doce) (d)	2,650	$179
Wachovia Corp.,
13.15%, 3/30/09 (General Electric Co.) (d)	5,270	142
14.10%, 4/1/09 (JPMorgan Chase Co.) (d)	4,090	144

		3,008

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Class A 1.95%, 12/31/49 (b)	10,100	193

Insurance—1.2%
Metlife, Inc., 6.375%, 8/15/08	7,675	204
XL Capital Ltd.,
7.00%, 2/15/09	6,800	61

		265

Oil & Gas—1.0%
Chesapeake Energy Corp.
5.00%, 12/31/49	1,200	219

Telecommunications—0.8%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	172

Utilities—2.6%
AES Trust III,
6.75%, 10/15/29	3,925	190
Entergy Corp.,
7.625%, 2/17/09	2,850	202
NRG Energy, Inc.,
5.75%, 3/16/09	535	195

		587

Total Convertible Preferred Stock (cost—$5,896)		5,035

CORPORATE BONDS & NOTES—31.1%

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Apparel & Textiles—0.9%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	202

Automotive—0.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	148
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	66

			214

Computer Services—0.8%
First Data Corp.,
9.875%, 9/24/15 (a)	B3/B	200	174

Consumer Products—0.8%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	175

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	165

Financial Services—1.9%
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	B1/B	200	169
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	175

06.30.08	Allianz Funds Annual Report	17

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Residential Capital LLC,
9.625%, 5/15/15 (a)	Caa3/CCC-	$160	$78

			422

Healthcare & Hospitals—2.4%
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	203
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	100	103
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	199
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	25

			530

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba2/BB	200	198

Materials & Processing—0.9%
Steel Dynamics, Inc.,
7.375%, 11/1/12 (a)	Ba2/BB+	200	201

Multi-Media—0.8%
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	186

Oil & Gas—5.7%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	201
Copano Energy LLC,
8.125%, 3/1/16	B1/B+	250	252
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	183
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	258
PetroHawk Energy Corp.,
7.875%, 6/1/15 (a)	B3/B	200	196
SandRidge Energy, Inc.,
8.00%, 6/1/18 (a)	B3/B-	200	202

			1,292

Printing/Publishing—0.9%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	210

Retail—3.8%
Bon-Ton Stores, Inc.,
10.25%, 3/15/14	Caa1/CCC+	200	132
Michaels Stores, Inc.,
10.00%, 11/1/14	B2/CCC	200	174
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B	200	201
Rite Aid Corp.,
7.50%, 3/1/17	B3/B+	200	163
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	197

			867

Technology—2.5%
Amkor Technology, Inc.,
9.25%, 6/1/16	B1/B+	200	191

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Itron, Inc.,
7.75%, 5/15/12	B3/B-	$200	$199
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	173

			563

Telecommunications—6.3%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	194
Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	200	194
Hawaiian Telcom Communications, Inc.,
12.50%, 5/1/15	Caa3/CCC	150	38
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	253
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	171
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	213
Nortel Networks Ltd.,
10.75%, 7/15/16 (a)	B3/B-	200	199
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	170

			1,432

Utilities—0.9%
Energy Future Holdings Corp.,
10.875%, 11/1/17 (a)	B3/B-	200	203

Total Corporate Bonds & Notes (cost—$7,605)			7,034

CONVERTIBLE BONDS—7.2%
Automotive—0.6%
Ford Motor Co.,
4.25%, 12/15/36	Caa1/CCC+	190	139

Financial Services—1.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB	265	233
U.S. Bancorp, FRN,
1.053%, 9/20/36	Aa2/AA	185	184

			417

Printing/Publishing—0.9%
Bowne & Co., Inc.,
5.00%, 10/1/33	B1/B	200	200

Technology—1.6%
Equinix, Inc.,
2.50%, 4/15/12	NR/CCC+	175	181
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	184

			365

Telecommunications—1.5%
Level 3 Communications, Inc.,
6.00%, 3/15/10	Caa3/CCC	235	220
Nortel Networks Corp.,
2.125%, 4/15/14	B3/B-	165	111

			331

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Utilities—0.7%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	$60	$165

Total Convertible Bonds (cost—$1,949)			1,617

SHORT-TERM INVESTMENTS—5.8%
Convertible Bonds—1.8%
Oil & Gas—1.0%
Devon Energy Corp.,
4.95%, 8/15/08	Baa1/BBB+	125	233

Technology—0.8%
Amazon.Com, Inc.,
4.75%, 2/1/09	Ba2/BB+	175	188

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $904; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $926 including accrued interest (cost—$904)	904	904

Total Short-Term Investments (cost—$1,086)		1,325

Total Investments before options written (cost—$25,275)—100.1%		22,649

OPTIONS WRITTEN (b)—(0.1)%
	Contracts
Call Options—(0.1)%
Baxter International, Inc. (CBOE), strike price $65, expires 7/19/08	20	(2)
Cisco Systems, Inc. (CBOE), strike price $27, expires 8/16/08	55	(1)
Diamond Offshore Drilling, Inc. (CBOE), strike price $145, expires 7/19/08	10	(3)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $125, expires 7/19/08	10	(3)
Gilead Sciences, Inc. (CBOE), strike price $57.50, expires 8/16/08	25	(2)
Google, Inc. (CBOE), strike price $610, expires 8/16/08	2	(1)
International Business Machines Corp. (CBOE), strike price $130, expires 8/16/08	10	(1)
Molson Coors Brewing Co. (CBOE), strike price $60, expires 7/19/08	25	—(e)
National-Oilwell Varco, Inc. (CBOE), strike price $90, expires 7/19/08	15	(5)

18	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2008

	Contracts	Value (000s)

Occidental Petroleum Corp. (CBOE), strike price $95, expires 7/19/08	15	$(2)
Oracle Corp. (CBOE), strike price $24, expires 8/16/08	65	(1)
Peabody Energy Corp. (CBOE), strike price $90, expires 7/19/08	15	(5)
Qualcomm, Inc. (CBOE), strike price $50, expires 8/16/08	25	(2)
Research In Motion Ltd. (CBOE), strike price $150, expires 8/16/08	10	—(e)
Schlumberger Ltd. (CBOE), strike price $110, expires 8/16/08	15	(7)

Total Options Written (premiums received—$55)		(35)

Total Investments net of options Written (cost—$25,221)—100.0%		22,614

Other assets less other liabilities—0.0%		7

Net Assets—100.0%		$22,621

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or partial amount segregated as collateral for options written.

(d) Securities exchangeable or convertible into of an entity different than the issuer. Such entity is identified in the parenthetical.

(e) Amount is less than $500.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—6.3%
BHP Billiton Ltd.	118,828	$5,057
CSL Ltd.	260,143	8,905
Downer EDI Ltd.	382,558	2,513
Incitec Pivot Ltd.	22,763	4,031
Rio Tinto Ltd. (d)	21,209	2,744
Woolworths Ltd.	75,155	1,761

		25,011

Austria—1.6%
OMV AG	65,608	5,126
Voestalpine AG	16,244	1,329

		6,455

Belgium—1.2%
Euronav NV	57,837	2,799
Tessenderlo Chemie NV	39,069	2,073

		4,872

Denmark—1.7%
FLSmidth & Co. A/S	50,750	5,545
Vestas Wind Systems A/S (b)	10,500	1,367

		6,912

Finland—1.0%
Nokia Oyj	102,301	2,500
Nokian Renkaat Oyj	26,500	1,257

		3,757

France—7.0%
Alstom S.A.	21,061	4,829
BNP Paribas	103,137	9,284
France Telecom S.A.	256,272	7,516
Total S.A.	72,056	6,133

		27,762

Germany—9.5%
BASF	88,748	6,117
BAYER AG	34,587	2,910
DaimlerChrysler AG	46,625	2,892
Deutsche Boerse AG	37,042	4,187
E.ON AG	25,444	5,128
K & S AG	16,889	9,724
Volkswagen AG	23,521	6,794

		37,752

Greece—0.7%
National Bank of Greece S.A.	63,371	2,852

Hong Kong—7.1%
Cheung Kong Ltd.	846,000	3,585
First Pacific Co.	1,462,000	922
Hang Lung Group Ltd.	444,000	1,980
Hutchison Telecommunications International Ltd. (b)	2,973,000	4,210
Hutchison Whampoa Ltd.	415,000	4,185
Kerry Properties Ltd.	151,500	797
New World Development Ltd.	1,278,000	2,610
Pacific Basin Shipping Ltd.	655,000	937
Shangri-La Asia Ltd.	550,000	1,289
Swire Pacific Ltd.	740,000	7,575

		28,090

Ireland—1.1%
Allied Irish Banks PLC	174,289	2,684
Paddy Power PLC	57,751	1,821

		4,505

Italy—3.2%
Enel SpA	587,480	5,573
Eni SpA	144,748	5,378

	Shares	Value (000s)

Gruppo Editoriale L’Espresso SpA	305,543	$745
Prysmian SpA	44,539	1,124

		12,820

Japan—16.5%
Coca-Cola West Holdings Co., Ltd. (d)	43,500	1,015
Daiei, Inc. (b)	169,700	1,059
Dena Co., Ltd.	1,000	5,890
East Japan Railway Co.	190	1,548
Fast Retailing Co., Ltd.	16,700	1,584
Heiwa Corp.	96,500	1,023
Hitachi Capital Corp.	186,300	3,001
Hokuhoku Financial Group, Inc. (d)	881,000	2,556
Izumi Co., Ltd. (d)	119,500	1,844
Kawasaki Kisen Kaisha Ltd.	265,000	2,490
Kinden Corp.	322,000	3,251
Kirin Brewery Co., Ltd.	185,000	2,893
Matsushita Electric Industrial Co., Ltd.	90,000	1,925
Mitsui OSK Lines Ltd.	332,000	4,735
Nikon Corp. (d)	51,000	1,493
Nintendo Co., Ltd.	2,700	1,531
Nippon Telegraph & Telephone Corp.	1,041	5,137
Nippon Yusen KK (d)	876,000	8,437
Rakuten, Inc.	1,937	978
Resona Holdings, Inc. (d)	1,981	3,043
Sankyo Co., Ltd.	116,200	7,571
SFCG Co., Ltd. (d)	18,680	2,229

		65,233

Luxembourg—2.0%
ArcelorMittal	43,498	4,275
Oriflame Cosmetics S.A.	55,550	3,550

		7,825

Norway—4.1%
DnB NOR ASA	534,000	6,784
Yara International ASA	106,000	9,361

		16,145

Singapore—0.4%
Singapore Petroleum Co., Ltd.	342,000	1,658

Spain—5.4%
ACS Actividades Construcciones y Servicios S.A.	19,197	961
Banco Santander Central Hispano S.A.	563,279	10,276
Telefonica S.A.	379,791	10,051

		21,288

Sweden—0.7%
Nordea Bank AB	206,600	2,831

Switzerland—2.2%
Zurich Financial Services AG	33,358	8,501

United Kingdom—26.8%
Aggreko PLC	146,826	2,137
Anglo American PLC	69,368	4,872
AstraZeneca PLC	197,418	8,394
BG Group PLC	155,659	4,045
BHP Billiton PLC	94,560	3,626
BP PLC	126,522	1,467
British American Tobacco PLC	129,004	4,450
Charter PLC	76,660	1,320
Cookson Group PLC	428,600	5,332
De La Rue PLC	164,219	2,907
Diageo PLC	290,433	5,321
Eurasian Natural Resources Corp. (b)	38,956	1,026
Game Group PLC	179,732	1,037

	Shares	Value (000s)

GlaxoSmithKline PLC	57,139	$1,263
ICAP PLC	114,246	1,224
Imperial Tobacco Group PLC	60,384	2,243
Prudential PLC	259,146	2,733
Rio Tinto PLC	47,749	5,750
Royal Dutch Shell PLC,
Class A	175,052	7,176
Class B	229,449	9,188
Stagecoach Group PLC	750,685	4,164
Standard Chartered PLC	82,665	2,341
Standard Life PLC	490,762	2,040
Unilever PLC	234,390	6,660
Vodafone Group PLC	3,898,581	11,487
Xstrata PLC	48,950	3,899

		106,102

Total Common Stock (cost—$393,796)		390,371

SHORT-TERM INVESTMENTS—9.2%
Collateral Invested for Securities on Loan (c)—7.8%
Allianz Dresdner Daily Asset Fund (e)	11,001,271	11,001

	Principal Amount (000s)
Calyon, 2.75% due 7/1/08	$10,000	10,000
Deutsche Bank, 2.50% due 7/1/08	10,095	10,095

		31,096

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $5,349; collateralized by Freddie Mac Discount Note, 1.61%, due 7/28/08, valued at $5,458 including accrued interest (cost—$5,349)	5,349	5,349

Total Short-Term Investments (cost—$36,445)		36,445

Total Investments (cost—$430,241) (a)—107.7%		426,816

Liabilities in excess of other assets—(7.7%)		(30,660)

Net Assets—100.0%		$396,156

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $390,371, representing 98.54% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from security on loan.

(d) All or portion of securities on loan with an aggregate market value of $15,073; cash collateral of $15,846 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

20	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Mid-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.5%
Building—0.9%
Pulte Homes, Inc.	16,900	$163

Capital Goods—6.7%
Autoliv, Inc.	3,200	149
Cummins, Inc.	5,600	367
Goodyear Tire & Rubber Co. (a)	5,000	89
Ingersoll-Rand Co., Ltd.	5,700	213
Shaw Group, Inc. (a)	5,300	328

		1,146

Chemicals—5.3%
Airgas, Inc.	2,600	152
Celanese Corp.	3,100	141
Lubrizol Corp.	4,700	218
Sigma-Aldrich Corp.	4,300	231
Terra Industries, Inc.	3,600	178

		920

Commercial Services—2.9%
Alliance Data Systems Corp. (a)	5,400	305
Pharmaceutical Product Development, Inc.	2,100	90
Rollins, Inc.	6,950	103

		498

Communications—0.8%
Ciena Corp. (a)	6,200	144

Consumer Discretionary—7.8%
Church & Dwight Co., Inc.	3,300	186
Dollar Tree Stores, Inc. (a)	2,600	85
GameStop Corp., Class A (a)	1,900	77
Genuine Parts, Co.	5,200	206
Hanesbrands, Inc. (a)	5,800	158
Hasbro, Inc.	3,900	139
Kennametal, Inc.	5,200	169
Macy’s, Inc.	5,800	113
Nike, Inc., Class B	1,700	101
SYSCO Corp.	3,600	99

		1,333

Consumer Services—2.6%
Ball Corp.	4,100	196
Owens-Illinois, Inc. (a)	5,900	246

		442

Energy—21.3%
AES Corp. (a)	15,400	296
Continental Resources, Inc. (a)	3,000	208
Dresser-Rand Group, Inc. (a)	6,900	270
First Solar, Inc. (a)	900	245
National-Oilwell Varco, Inc. (a)	4,900	435
Noble Corp.	6,000	390
Noble Energy, Inc.	3,400	342
Patriot Coal Corp. (a)	2,300	353
SCANA Corp.	6,800	252
Superior Energy Services (a)	3,300	182
Walter Industries, Inc.	2,800	304
Williams Cos., Inc.	4,200	169
Xcel Energy, Inc.	11,200	225

		3,671

Environmental Services—2.7%
Republic Services, Inc.	5,900	175
Waste Management, Inc.	7,500	283

		458

Financial Services—2.5%
IntercontinentalExchange, Inc. (a)	600	69
ProLogis, REIT	3,300	179

	Shares	Value (000s)

WR Berkley Corp.	7,175	$173

		421

Healthcare—9.6%
Express Scripts, Inc. (a)	2,700	169
Forest Laboratories, Inc. (a)	6,900	240
Herbalife Ltd.	6,400	248
Hill-Rom Holdings, Inc.	4,900	132
Intuitive Surgical, Inc. (a)	500	135
Sepracor, Inc. (a)	7,500	150
St. Jude Medical, Inc. (a)	2,400	98
Vertex Pharmaceuticals, Inc. (a)	2,800	94
Warner Chilcott Ltd. (a)	10,097	171
Watson Pharmaceuticals, Inc. (a)	8,100	220

		1,657

Industrial—5.2%
Dover Corp.	5,900	285
L-3 Communications Holdings, Inc.	3,300	300
Teleflex, Inc.	3,100	172
URS Corp. (a)	3,300	139

		896

Machinery—1.1%
Snap-On, Inc.	3,700	192

Materials & Processing—5.2%
Centex Corp.	14,300	191
Precision Castparts Corp.	2,300	222
Reliance Steel & Aluminum Co.	4,600	354
USG Corp. (a)	4,600	136

		903

Oil & Gas—7.1%
Atwood Oceanics, Inc. (a)	1,400	174
CNX Gas Corp. (a)	4,900	206
Diamond Offshore Drilling, Inc.	2,100	292
ENSCO International, Inc.	2,500	202
Unit Corp. (a)	4,200	348

		1,222

Semi-conductors—2.7%
Analog Devices, Inc.	3,600	114
MEMC Electronic Materials, Inc. (a)	2,400	148
NVIDIA Corp. (a)	3,300	62
Xilinx, Inc.	5,800	146

		470

Technology—12.8%
Avnet, Inc. (a)	5,200	142
Compuware Corp. (a)	11,300	108
Dun & Bradstreet Corp.	3,100	272
Electronic Arts, Inc. (a)	1,900	84
Hubbell, Inc., Class B	3,600	144
Juniper Networks, Inc. (a)	11,900	264
MasterCard, Inc., Class A	600	159
Mettler Toledo International, Inc. (a)	1,900	180
NCR Corp. (a)	7,300	184
Netapp, Inc. (a)	6,900	150
Sohu.com, Inc. (a)	2,200	155
Symantec Corp. (a)	13,800	267
Teradyne, Inc. (a)	9,700	107

		2,216

Transportation—1.3%
CSX Corp.	3,500	220

Total Common Stock (cost—$16,042)		16,972

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $257; collateralized by Freddie Mac, 4.125%, due 6/23/10, valued at $266 including accrued interest (cost—$257)	$257	$257

Total Investments (cost—$16,299)—100.0%		17,229

Liabilities in excess of other assets—(0.0%)		(7)

Net Assets—100.0%		$17,222

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	21

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.9%
Australia—16.4%
AMP Bank Ltd.	529,815	$3,392
Australia & New Zealand Banking Group Ltd.	137,611	2,473
BHP Billiton Ltd.	302,859	12,890
Commonwealth Bank of Australia	68,612	2,646
CSL Ltd.	253,335	8,672
Foster’s Group Ltd.	433,558	2,108
Incitec Pivot Ltd. (d)	46,086	8,160
National Australia Bank Ltd. (d)	198,818	5,048
Rio Tinto Ltd. (d)	61,388	7,943
Westpac Capital Corp.	253,272	4,865

		58,197

China—1.4%
Aluminum Corp. of China Ltd. ADR (d)	35,300	1,008
Angang Steel Co., Ltd.	810,080	1,631
China Communications Construction Co., Ltd.	706,000	1,210
China Shenhua Energy Co.,
Ltd., Class H	320,900	1,263

		5,112

Hong Kong—9.8%
CLP Holdings Ltd.	1,003,500	8,606
Hong Kong & China Gas Co.	2,544,300	6,054
Hong Kong Electric Holdings	847,000	5,068
Hongkong Land Holdings Ltd.	676,000	2,875
Kerry Properties Ltd.	367,629	1,933
Melco International Development	3,363,000	3,249
Shangri-La Asia Ltd.	1,745,722	4,090
Swire Pacific Ltd.	277,500	2,841

		34,716

India—3.0%
Reliance Communications Ltd.	416,169	4,273
Sterlite Industries India Ltd. (b)	391,762	6,345

		10,618

Japan—61.4%
Astellas Pharma, Inc.	133,000	5,656
Canon, Inc.	42,100	2,167
Chugai Pharmaceutical Co., Ltd. (d)	537,700	8,598
Daiichi Sankyo Co., Ltd.	150,500	4,146
Daiseki Co., Ltd.	42,600	1,356
Denso Corp.	84,000	2,893
East Japan Railway Co.	753	6,133
Hitachi Construction Machinery Co., Ltd.	125,900	3,530
Ibiden Co., Ltd.	116,300	4,235
Japan Steel Works Ltd. (d)	442,000	8,597
Japan Tobacco, Inc.	2,542	10,841
Kawasaki Heavy Industries Ltd.	1,059,000	2,829
KDDI Corp.	963	5,959
Kirin Brewery Co., Ltd.	281,000	4,394
Marubeni Corp.	879,000	7,332
Mitsubishi Corp.	260,000	8,567
Mitsubishi Electric Corp.	398,000	4,305
Mitsubishi UFJ Financial Group, Inc.	974,500	8,612
Mitsui & Co., Ltd.	316,000	6,975
Mitsui Fudosan Co., Ltd.	97,000	2,076
Mitsui Sumitomo Insurance Group Holdings, Inc. (b)	46,700	1,614
Mizuho Financial Group, Inc.	1,517	7,058
Nikon Corp. (d)	79,000	2,313
Nintendo Co., Ltd.	27,200	15,424

	Shares	Value (000s)

Nippon Telegraph & Telephone Corp.	1,035	$5,107
Nitori Co., Ltd.	119,950	6,162
Nomura Holdings, Inc.	258,900	3,834
Nomura Research Institute Ltd.	116,600	2,734
Secom Co., Ltd.	121,400	5,913
Seven & I Holdings Co., Ltd.	67,200	1,924
Shinko Securities Co., Ltd.	585,000	1,725
Softbank Corp. (d)	97,500	1,644
Sumitomo Corp.	284,500	3,738
Sumitomo Metal Industries Ltd.	557,000	2,452
Sumitomo Mitsui Financial
Group, Inc. (d)	1,158	8,708
Suzuki Motor Corp. (d)	150,900	3,574
Tokai Tokyo Securities Co., Ltd.	481,000	1,747
Toshiba Corp.	273,000	2,014
Towa Pharmaceutical Co., Ltd. (d)	116,600	4,344
Toyo Tanso Co., Ltd. (d)	48,100	3,091
Toyota Boshoku Corp.	88,400	2,370
Toyota Motor Corp.	221,400	10,451
Unicharm Corp.	53,200	3,784
Unicharm Petcare Corp. (d)	36,400	1,088
West Japan Railway Co.	1,301	6,386

		218,400

New Zealand—0.8%
Nufarm Ltd.	190,754	2,910

Singapore—2.3%
Ausgroup Ltd.	2,016,000	1,047
DBS Group Holdings Ltd.	343,000	4,772
UOL Group Ltd.	1,009,000	2,518

		8,337

Taiwan—2.2%
Ardentec Corp.	3,569,259	2,315
Siliconware Precision Industries Co., Ltd.	1,406,000	2,069
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	235,300	2,567
Vanguard International Semiconductor Corp.	1,375,000	1,007

		7,958

United Kingdom—1.6%
HSBC Holdings PLC	373,600	5,759

Total Common Stock (cost—$343,692)		352,007

SHORT-TERM INVESTMENTS—16.0%
Collateral Invested for Securities on Loan (c)—15.2%
Allianz Dresdner Daily Asset Fund (e)	32,391,130	32,391

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$7,500	7,500
Calyon, 2.75% due 7/1/08	7,000	7,000
Deutsche Bank, 2.50% due 7/1/08	7,395	7,395

		54,286

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,745; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $2,801 including accrued interest (cost—$2,745)	$2,745	$2,745

Total Short-Term Investments (cost—$57,031)		57,031

Total Investments (cost—$400,723) (a)—114.9%		409,038

Liabilities in excess of other assets—(14.9%)		(53,226)

Net Assets—100.0%		$355,812

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $348,433, representing 97.93% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $51,647; cash collateral of $54,250 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$222,480	$57,419	$24,620	$22,649	$415,815	$17,229	$376,647
Investments in Affiliates, at value	—	—	—	—	11,001	—	32,391
Cash	1	—	—	10	—	—	1
Foreign currency, at value	1,380	37	—	—	951	—	1,321
Security lending interest receivable (net)	—	—	—	—	40	—	17
Receivable for investments sold	475	269	150	—	164	—	—
Receivable for Fund shares sold	848	29	7	—	429	—	566
Dividends and interest receivable (net of foreign taxes)	363	55	32	225	1,032	13	1,127
	225,547	57,809	24,809	22,884	429,432	17,242	412,070

Liabilities:
Payable for investments purchased	1,905	1,871	—	211	1	—	—
Overdraft due to custodian	—	—	94	—	—	—	—
Options written, at value	—	—	—	35	—	—	—
Payable for Fund shares redeemed	643	214	150	—	1,676	7	1,391
Payable for collateral for securities on loan	—	—	—	—	31,096	—	54,286
Investment advisory fee payable	171	32	10	12	196	9	269
Administration fee payable	106	23	8	5	181	4	172
Distribution fee payable	16	21	9	—	69	—	77
Servicing fee payable	33	11	5	—	57	—	63
Recoupment payable to Manager	1	—	—	—	—	—	—
	2,875	2,172	276	263	33,276	20	56,258
Net Assets	$222,672	$55,637	$24,533	$22,621	$396,156	$17,222	$355,812

Net Assets Consist of:
Paid-in-capital	$234,045	$53,914	$25,096	$24,393	$462,025	$18,710	$345,036
Undistributed (dividends in excess of) net investment income	1,952	(24)	—	270	5,647	—	(1)
Accumulated net realized gain (loss)	(13,716)	(1,587)	(417)	564	(68,104)	(2,418)	2,476
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	391	3,334	(146)	(2,606)	(3,412)	930	8,301
	$222,672	$55,637	$24,533	$22,621	$396,156	$17,222	$355,812

Net Assets:
Institutional Class	$62,336	$87	$696	$20,626	$123,209	$17,094	$54,095
Administrative Class	—	25	17	—	11	—	—
Other Classes	160,336	55,525	23,820	1,995	272,936	128	301,717

Shares Issued and Outstanding:
Institutional Class	2,064	5	48	1,481	6,555	1,435	3,723
Administrative Class	—	1	1	—	1	—	—
Other Classes	5,362	3,179	1,741	144	14,777	11	21,754

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$30.19	$18.54	$14.47	$13.93	$18.80	$11.91	$14.53
Administrative Class	—	18.24	14.24	—	19.08	—	—

Cost of Investments	$222,064	$54,085	$24,766	$25,275	$419,240	$16,299	$368,332
Cost of Investments in Affiliates	$—	$—	$—	$—	$11,001	$—	$32,391
Cost of Foreign Currency	$1,406	$38	$—	$—	$951	$—	$1,316
Premiums Received for Options Written	$—	$—	$—	$55	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	23

Statements of Operations

For the Year Ended June 30, 2008
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$334	$70	$21	$749	$442	$17	$678
Dividends, net of foreign withholding taxes	5,491	998	313	621	15,622	205	7,711
Security lending income (net)	—	—	—	—	379	—	449
Miscellaneous income	—	—	—	12	—	—	3
Total Income	5,825	1,068	334	1,382	16,443	222	8,841

Expenses:
Investment advisory fees	1,716	383	140	146	3,514	141	3,880
Administration fees	1,029	274	111	58	3,290	52	2,498
Distribution and/or servicing fees — Other Classes	410	410	185	7	2,383	—	2,050
Trustees’ fees	24	6	3	3	65	2	49
Interest expense	15	—	1	—	58	12	23
Organization expense	—	—	—	—	—	165	—
Miscellaneous expense	9	—	—	1	1	—	1
Total Expenses	3,203	1,073	440	215	9,311	372	8,501
Reimbursement from Adviser	—	—	—	—	—	(150)	—
Net Expenses	3,203	1,073	440	215	9,311	222	8,501
Net Investment Income (Loss)	2,622	(5)	(106)	1,167	7,132	—	340

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,793	(241)	(338)	775	(39,378)	125	44,031
Options written	—	—	—	115	—	—	—
Foreign currency transactions	(407)	(9)	—	—	41	—	172
Payment from Affiliates (See Note 10)	51	—	—	—	—	—	31
Net change in unrealized appreciation/depreciation of:
Investments	(23,989)	(2,840)	(1,782)	(2,572)	(75,633)	(2,287)	(88,454)
Options written	—	—	—	(4)	—	—	—
Foreign currency transactions	(13)	—	—	—	1	—	(63)
Net Realized and Change in Unrealized Gain (Loss)	(20,565)	(3,090)	(2,120)	(1,686)	(114,969)	(2,162)	(44,283)
Net Decrease in Net Assets Resulting from Investment Operations	$(17,943)	$(3,095)	$(2,226)	$(519)	$(107,837)	$(2,162)	$(43,943)

24	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM Growth Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,622	$(37)	$(5)	$(206)	$(106)	$(37)
Net realized gain (loss) on investments, options written and foreign currency transactions	3,386	5,667	(250)	4,424	(338)	670
Payments from Affiliates (See Note 10)	51	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, and foreign currency transactions	(24,002)	16,411	(2,840)	5,073	(1,782)	1,497
Net increase (decrease) resulting from investment operations	(17,943)	22,041	(3,095)	9,291	(2,226)	2,130

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(122)	(36)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Other Classes	(223)	—	—	—	—	—
Class II—(Liquidated)	—	(28)	—	—	—	—

Net realized capital gains
Institutional Class	(3,887)	(507)	(2)	(1)	(15)	(15)
Administrative Class	—	—	(2)	(1)	—	—
Other Classes	(6,035)	—	(5,278)	(2,295)	(639)	(298)
Class II—(Liquidated)	—	(327)	—	—	—	—
Total Dividends and Distributions to Shareholders	(10,267)	(898)	(5,282)	(2,297)	(654)	(313)

Fund Share Transactions:
Net proceeds from the sale of common stock	293,739	51,982	26,574	15,639	15,768	21,814
Issued in reinvestment of distributions	9,221	543	4,395	1,885	539	203
Cost of shares redeemed	(136,530)	(10,627)	(16,409)	(11,078)	(13,436)	(3,315)
Class II—(Liquidated)	—	(14,338)	—	—	—	—
Net increase (decrease) from Fund share transactions	166,430	27,560	14,560	6,446	2,871	18,702
Fund Redemption Fees	183	5	3	—	—	1
Total Increase (Decrease) in Net Assets	138,403	48,708	6,186	13,440	(9)	20,520

Net Assets:
Beginning of year	84,269	35,561	49,451	36,011	24,542	4,022
End of year*	$222,672	$84,269	$55,637	$49,451	$24,533	$24,542
* Including undistributed (dividends in excess of) net investment income of:	$1,952	$(68)	$(24)	$(12)	$—	$—

26	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

NACM Income & Growth Fund		NACM International Fund		NACM Mid-Cap Growth Fund			NACM Pacific Rim Fund

Year Ended June 30, 2008	Period from February 28, 2007 to June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Period from April 1, 2007 to June 30, 2007	Year Ended March 31, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$1,167	$342	$7,132	$7,100	$—	$(6)	$(49)	$340	$(1,408)
890	769	(39,337)	70,685	125	1,659	2,559	44,203	22,370
—	—	—	—	—	—	—	31	—
(2,576)	(30)	(75,632)	46,296	(2,287)	(505)	1,678	(88,517)	78,103
(519)	1,081	(107,837)	124,081	(2,162)	1,148	4,188	(43,943)	99,065

(950)	(286)	(2,665)	(892)	—	—	—	—	—
—	(5)	—	(1,207)	—	—	—	—	—
(55)	—	(5,474)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

(946)	(42)	(19,860)	(5,571)	(968)	—	(134)	(7,304)	(2,728)
—	—	(2)	(1)	—	—	—	—	—
(51)	—	(72,853)	(16,763)	(1)	—	—	(50,099)	(17,546)
—	—	—	—	(1,869)	—	(1,088)	—	—
(2,002)	(333)	(100,854)	(24,434)	(2,838)	—	(1,222)	(57,403)	(20,274)

1,752	20,456	172,018	412,741	30,931	2,427	2	151,391	191,623
1,971	332	84,405	20,062	969	—	134	42,420	14,017
(117)	—	(390,376)	(154,304)	(21,045)	(1)	(318)	(172,689)	(88,448)
—	—	—	—	(15,764)	(3,483)	(1,030)	—	—
3,606	20,788	(133,953)	278,499	(4,909)	(1,057)	(1,212)	21,122	117,192
—	—	21	27	—	—	—	49	42
1,085	21,536	(342,623)	378,173	(9,909)	91	1,754	(80,175)	196,025

21,536	—	738,779	360,606	27,131	27,040	25,286	435,987	239,962
$22,621	$21,536	$396,156	$738,779	$17,222	$27,131	$27,040	$355,812	$435,987
$270	$(68)	$5,647	$6,568	$—	$—	$—	$(1)	$(726)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	27

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Institutional Class
6/30/2008	$30.56	$0.49	$0.65	$1.14	$(0.05)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)
4/1/2006 – 6/30/2006	20.59	0.07	(1.23)	(1.16)	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)
5/27/2004† – 3/31/2005	10.00	0.08	2.55	2.63	(0.01)
NACM Global Fund
Institutional Class
6/30/2008	$21.11	$0.18	$(0.81)	$(0.63)	$—
6/30/2007	17.76	0.09	4.28	4.37	—
6/30/2006	15.62	(0.03)	2.85	2.82	—
6/30/2005	14.34	0.05	1.83	1.88	—
6/30/2004	11.74	(0.01)	3.55	3.54	—
Administrative Class
6/30/2008	$20.85	$0.13	$(0.80)	$(0.67)	$—
6/30/2007	17.59	0.03	4.25	4.28	—
6/30/2006	15.52	0.02	2.73	2.75	—
6/30/2005	14.28	0.02	1.82	1.84	—
6/30/2004	11.73	(0.04)	3.53	3.49	—
NACM Growth Fund
Institutional Class
6/30/2008	$15.54	$0.07	$(0.81)	$(0.74)	$—
6/30/2007	13.12	0.07	2.69	2.76	—
6/30/2006	12.89	0.06	1.18	1.24	—
6/30/2005	12.04	0.07	1.07	1.14	—
6/30/2004	11.25	(0.01)	0.93	0.92	—
Administrative Class
6/30/2008	$15.33	$0.03	$(0.79)	$(0.76)	$—
6/30/2007	12.98	0.04	2.65	2.69	—
6/30/2006	12.79	0.03	1.17	1.20	—
6/30/2005	11.98	0.04	1.06	1.10	—
6/30/2004	11.23	(0.04)	0.92	0.88	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(f)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.50)	$(1.55)	$0.04		$30.19	3.26%	$62,336	1.37%		1.51%	194%
(0.46)	(0.49)	—	(b)	30.56	61.11	59,834	1.61	(e)	(0.06)	77
—	—	—		19.43	(5.63)	21,682	1.55		1.42	28
—	(0.27)	—		20.59	65.89	20,725	1.68	(i)	1.88	119
—	(0.01)	—		12.62	26.32	26,517	1.75	*(c)	0.56 *	59 (f)

$(1.94)	$(1.94)	$—	(b)	$18.54	(3.83)%	$87	1.06%		0.92%	80%
(1.02)	(1.02)	—	(b)	21.11	25.26	25	1.06		0.47	102
(0.68)	(0.68)	—	(b)	17.76	18.29	11	1.06	(j)	(0.22)	114
(0.61)	(0.61)	0.01		15.62	13.34	1,120	1.15	(d)	0.37	148
(0.95)	(0.95)	0.01		14.34	31.10	1,469	1.11		(0.07)	203

$(1.94)	$(1.94)	$—	(b)	$18.24	(4.09)%	$25	1.31%		0.63%	80%
(1.02)	(1.02)	—	(b)	20.85	24.99	26	1.31		0.17	102
(0.68)	(0.68)	—	(b)	17.59	17.94	21	1.32		0.12	114
(0.61)	(0.61)	0.01		15.52	13.11	17	1.40	(d)	0.13	148
(0.95)	(0.95)	0.01		14.28	30.69	15	1.36		(0.32)	203

$(0.33)	$(0.33)	$—	(b)	$14.47	(5.02)%	$696	0.77%		0.43%	105%
(0.34)	(0.34)	—	(b)	15.54	21.27	688	0.78		0.51	168
(1.01)	(1.01)	—	(b)	13.12	9.81	567	0.76	(g)	0.43	152
(0.29)	(0.29)	—		12.89	9.47	1,202	0.80	(d)	0.55	274
(0.13)	(0.13)	—		12.04	8.22	1,157	0.81		(0.11)	160

$(0.33)	$(0.33)	$—	(b)	$14.24	(5.23)%	$17	1.01%		0.18%	105%
(0.34)	(0.34)	—	(b)	15.33	20.96	18	1.03		0.26	168
(1.01)	(1.01)	—	(b)	12.98	9.56	15	1.01	(h)	0.22	152
(0.29)	(0.29)	—		12.79	9.18	13	1.05	(d)	0.30	274
(0.13)	(0.13)	—		11.98	7.88	12	1.05		(0.36)	160

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Institutional Class
6/30/2008	$15.57	$0.79	$(1.08)	$(0.29)	$(0.67)
2/28/2007 – 6/30/2007	15.00	0.25	0.56	0.81	(0.21)
NACM International Fund
Institutional Class
6/30/2008	$26.35	$0.43	$(4.12)	$(3.69)	$(0.40)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)
6/30/2005	14.54	0.36	2.35	2.71	(0.34)
4/01/2004 – 6/30/2004	14.61	0.11	(0.18)	(0.07)	—
3/31/2004	8.98	0.19	5.73	5.92	(0.29)
Administrative Class
6/30/2008	$26.34	$0.28	$(4.07)	$(3.79)	$(0.01)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)
1/10/2006 - 6/30/2006	20.25	0.21	1.52	1.73	—
NACM Mid-Cap Growth Fund
Institutional Class
07/30/2007 – 6/30/2008	$14.37	$0.01	$(2.23)	$(2.22)	$—
NACM Pacific Rim Fund
Institutional Class
6/30/2008	$18.10	$0.12	$(1.49)	$(1.37)	$—
6/30/2007	14.27	0.03	4.87	4.90	—
6/30/2006	10.10	0.04	4.66	4.70	(0.10)
6/30/2005	9.31	0.04	0.88	0.92	—
6/30/2004	6.31	0.01	2.97	2.98	—
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.
(c)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(e)	Less than $0.01 per share.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(g)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/01/2004 to 3/31/2005.
(h)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(i)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/01/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 3/31/2004.

30	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$(1.35)	$—		$13.93		(2.03)%	$20,626	0.92%		5.22%		152%
(0.03)	(0.24)	—		15.57		5.29	21,080	0.91	*	4.94	*	127

$(3.46)	$(3.86)	$—	(e)	$18.80		(15.75)%	$123,209	1.07%		1.97%		159%
(0.98)	(1.13)	—	(e)	26.35		25.43	125,273	1.09		1.48		166
(0.51)	(0.65)	—	(e)	22.01		39.76	104,672	1.07		1.57		152
(0.62)	(0.96)	—		16.29		19.49	45,195	1.06	(d)(f)	2.26		107
—	—	—		14.54		(0.48)	10,255	1.18	*(g)(h)	3.06	*	29
—	(0.29)	—		14.61		66.48	10,305	1.35	(i)(c)	1.55		163

$(3.46)	$(3.47)	$—	(e)	$19.08		(16.02)%	$11	1.32%		1.13%		159%
(0.98)	(1.05)	—	(e)	26.34		25.12	122	1.33		3.01		166
—	—	—	(e)	21.98		8.54	11	1.33	*	2.08	*	152

$(0.24)	$(0.24)	$—		$11.91		(5.94)%	$17,094	1.09	%*	0.05	%*	215%

$(2.20)	$(2.20)	$—	(e)	$14.53		(9.16)%	$54,095	1.37%		0.72%		67%
(1.07)	(1.07)	—	(e)	18.10		35.84	54,810	1.36		0.18		62
(0.44)	(0.54)	0.01		14.27	(b)	47.18 (b)	36,150	1.37		0.30		96
(0.13)	(0.13)	—		10.10		9.94	459	1.51	(f)	0.47		101
—	—	0.02		9.31		47.54	8,273	1.43		0.07		118

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	31

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund” or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of seven of the funds offered by the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

32	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, for NACM Income & Growth Fund are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed of each fund, excluding NACM Income & Growth Fund, no less frequently than annually. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed to shareholder monthly.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$442,260; NACM Global Fund—$77,343; NACM International Fund—$1,328,843; and NACM Pacific Rim Fund—$356,265.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the

06.30.08	Allianz Funds Annual Report	33

Notes to Financial Statements  (Cont.)

June 30, 2008

extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $157,751. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedule of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.50%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.60%
NACM Mid-Cap Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to $7.5 billion, and by an additional 0.025% to $10 billion.

34	Allianz Funds Annual Report	06.30.08

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (depending on the length of the applicable Fund’s holding period). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges. The following shows the applicable holding period for each Fund:

Funds	7 days	30 days
NACM Growth , NACM Income and Growth and NACM Mid-Cap Growth Funds	*
NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $535,349 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each

06.30.08	Allianz Funds Annual Report	35

Notes to Financial Statements  (Cont.)

June 30, 2008

Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$506,424	$348,464
NACM Global Fund	51,374	42,198
NACM Growth Fund	31,215	28,685
NACM Income & Growth Fund	35,582	32,795
NACM International Fund	914,966	1,136,624
NACM Mid-Cap Growth Fund	63,672	47,756
NACM Pacific Rim Fund	276,592	303,869

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund
	Contracts	Premiums Received
Balance at 6/30/2007	990	$137
Sales	4,111	523
Closing Buys	(1,947)	(281)
Exercises	(60)	(4)
Expirations	(2,777)	(320)
Balance at 6/30/2008	317	$55

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
NACM Emerging Markets Opportunities Fund	$2,524	$—	$—	$7,301	$3,310
NACM Global Fund	88	—	—	—	1,689
NACM Growth Fund	—	—	—	—	366
NACM Income & Growth Fund	1,058	—	—	—	255
NACM International Fund	5,809	—	—	—	67,862
NACM Mid-Cap Growth Fund	29	96	—	1,518	930
NACM Pacific Rim Fund	794	1,799	—	—	—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009	2010	2011	2012	2013
NACM Emerging Markets Opportunities Fund	$3,354	$3,947	$—	$—	$—
NACM Global Fund	—	—	—	—	—
NACM Growth Fund	—	—	—	—	—
NACM Income & Growth Fund	—	—	—	—	—
NACM International Fund	—	—	—	—	—
NACM Mid Cap Growth Fund	1,012	506	—	—	—
NACM Pacific Rim Fund	—	—	—	—	—

36	Allianz Funds Annual Report	06.30.08

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
NACM Emerging Markets Opportunities Fund	$226,095	$18,049	$(21,664)	$(3,615)
NACM Global Fund	54,091	7,104	(3,776)	3,328
NACM Growth Fund	24,817	1,586	(1,783)	(197)
NACM Income & Growth Fund	25,247	337	(2,935)	(2,598)
NACM International Fund	430,645	27,498	(31,327)	(3,829)
NACM Mid-Cap Growth Fund	16,395	2,069	(1,235)	834
NACM Pacific Rim Fund	400,844	49,686	(41,492)	8,194

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities Fund	$475	$9,792
NACM Global Fund	2,880	2,401
NACM Growth Fund	419	234
NACM Income & Growth Fund	2,002	—
NACM International Fund	64,792	36,062
NACM Mid Cap Growth Fund	1,386	1,452
NACM Pacific Rim Fund	18,186	39,218

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund						NACM Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008			Year Ended 6/30/2007			Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	2,165	$72,925	1,238	$29,240	4		$67	—		$10	5	$85	—	$—
Administrative Class	—	—	—	—	—		—	—		—	—	—	—	—
Other Classes	6,559	220,814	839	22,742	1,380		26,507	856		15,629	1,034	15,683	1,552	21,814
Issued in reinvestment of dividends and distributions
Institutional Class	117	3,998	27	543	—	*	2	—	*	1	1	15	1	15
Administrative Class	—	—	—	—	—	*	2	—	*	1	—	—	—	—
Other Classes	155	5,223	—	—	228		4,391	105		1,883	33	524	14	188

Cost of shares redeemed
Institutional Class	(2,176)	(69,225)	(423)	(9,701)	—		—	—		—	(2)	(38)	—	—
Administrative Class	—	—	—	—	—		—	—		—	—	—	—	—
Other Classes	(2,155)	(67,305)	(36)	(926)	(888)		(16,409)	(605)		(11,078)	(931)	(13,398)	(235)	(3,315)
Net increase (decrease) resulting from Fund share transactions	4,665	$166,430	1,645	$41,898	724		$14,560	356		$6,446	140	$2,871	1,332	$18,702

06.30.08	Allianz Funds Annual Report	37

Notes to Financial Statements  (Cont.)

June 30, 2008

	NACM Income & Growth Fund				NACM International Fund
	Year Ended 6/30/2008		Period from 2/28/2007† to 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	1,333	$20,000	2,781	$64,579	2,815	$67,136
Administrative Class	—	—	—	—	—	—	4	100
Other Classes	117	1,752	30	456	4,610	107,439	14,540	345,505
Issued in reinvestment of dividends and distributions
Institutional Class	127	1,896	21	327	1,037	22,524	270	6,456
Administrative Class	—	—	—	—	—	2	—	1
Other Classes	5	75	—	5	2,899	61,879	577	13,605

Cost of shares redeemed
Institutional Class	—	—	—	—	(2,018)	(43,254)	(3,085)	(75,756)
Administrative Class	—	—	—	—	(3)	(106)	—	—
Other Classes	(8)	(117)	—	—	(16,352)	(347,016)	(3,249)	(78,548)
Net increase (decrease) resulting from Fund share transactions	241	$3,606	1,384	$20,788	(7,046)	$(133,953)	11,872	$278,499

	NACM Mid-Cap Growth Fund							NACM Pacific Rim Fund
	Year Ended 6/30/2008		Period from 4/1/2007†† to 6/30/2007			Year Ended 3/31/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	2,414	$30,788	—	*	$1	— *	$3	1,104	$18,766	755	$11,902
Administrative Class	—	—	—		—	—	—	—	—	—	—
Other Classes	12	143	—		—	—	—	7,945	132,625	11,722	179,721
Issued in reinvestment of dividends and distributions
Institutional Class	77	968	—		—	11	134	431	7,196	180	2,678
Administrative Class	—	—	—		—	—	—	—	—	—	—
Other Classes	—	1	—		—	—	—	2,189	35,224	782	11,339

Cost of shares redeemed
Institutional Class	(1,298)	(21,036)	—	*	(1)	(26)	(318)	(841)	(13,415)	(438)	(6,792)
Administrative Class	—		—		—	—	—	—	—	— *	—
Other Classes	(1)	(9)	—		—	—	—	(10,171)	(159,274)	(5,387)	(81,656)
Net increase (decrease) resulting from Fund share transactions	1,204	$10,855	—		$—	(15)	$(181)	657	$21,122	7,614	$117,192

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of investment operations.
††	Fiscal year end changed from March 31 to June 30.

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

38	Allianz Funds Annual Report	06.30.08

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	FUND REORGANIZATION

NACM Mid-Cap Growth Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund.

Prior to July 27, 2007, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

10.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2008, Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

11.	SUBSEQUENT EVENT

Effective July 7, 2008 the Funds began publicly offering Class P shares.

06.30.08	Allianz Funds Annual Report	39

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the NACM Emerging Markets Opportunities Fund, NACM Income & Growth Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund, NACM Pacific Rim Fund, and NACM Mid-Cap Growth Fund, seven of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

40	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

NACM Emerging Markets Opportunities Fund	70%
NACM Global Fund	32%
NACM Growth Fund	0%
NACM Income & Growth Fund	27%
NACM International Fund	30%
NACM Mid-Cap Growth Fund	0%
NACM Pacific Rim Fund	33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities Fund	0%
NACM Global Fund	8%
NACM Growth Fund	0%
NACM Income & Growth Fund	28%
NACM International Fund	0%
NACM Mid-Cap Growth Fund	0%
NACM Pacific Rim Fund	1%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
NACM Emerging Markets Opportunities Fund	$5,933,412	$1.01000	$354,064	$0.06027
NACM Global Fund	815,960	0.28232	56,788	0.01965
NACM International Fund	16,951,028	0.64668	957,726	0.03654
NACM Pacific Rim Fund	8,067,384	0.30276	314,502	0.01180

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

06.30.08	Allianz Funds Annual Report	41

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

42	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	43

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

44	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

Nicholas-Applegate Capital Management LLC,

600 West Broadway,

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services—Midwest (“BFDS”)

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ801AR_22276

•

Allianz Funds

Annual Report

JUNE 30, 2008

Allianz OCC Renaissance Fund

Share Classes

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for Allianz OCC Renaissance Fund for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Rising fuel prices, ongoing problems with subprime mortgages and weakness in housing contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

While market conditions over the period were difficult, it is important to view results with a long-term perspective—one that is attuned to your overall investment strategy. Actively managed stock funds can play an important role in a diversified portfolio. And over three-, five- and ten-year periods, U.S. stocks have delivered positive returns despite some periods of weakness and volatility. Your personal financial advisor can help you create and follow a course that reflects your individual sensitivity to risk and specific financial goals.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

06.30.08	OCC Renaissance Fund Annual Report	3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Fund’s adviser and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

Allianz Funds (the “Trust”) files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http:// www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	OCC Renaissance Fund Annual Report	06.30.08

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. www.allianzinvestors.com, 1-888-877-4626.

06.30.08	OCC Renaissance Fund Annual Report	5

Allianz OCC Renaissance Fund  (Unaudited)

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks declined for the one-year period in response to turmoil in the housing and credit markets, a weakening economic outlook, and investor concerns about record crude oil prices. As measured by the Russell Mid Cap Value Index, energy and materials stocks posted the biggest gains, financials and consumer discretionary stocks had the largest losses.

•

Energy stocks were the biggest contributors to overall Fund performance for the period. Offshore energy production and processing equipment FMC Technologies was the top contributor to relative performance, benefiting from continued strong growth in the global market for oil and gas infrastructure. Independent oil and gas company Petrohawk Energy was also a major contributor, advancing on higher prices and continued favorable drilling results at the Haynesville Shale natural gas property in Louisiana.

•

Among materials stocks, fertilizer producer Mosaic was a top contributor, rising sharply as prices for its products continued to escalate, driven by record demand and tight supplies. Cleveland-Cliffs, which supplies iron ore to the steel industry, also advanced on higher prices for its products.

•

Managed health care service provider Health Net Inc. was the biggest detractor from performance for the period, falling on concerns about medical cost inflation and lowered earnings expectations from a number of peers. Other detractors in the health care sector included managed care provider Coventry Health Care Inc. and research-based pharmaceutical company Sepracor Inc.

•

Financial stocks detracted from overall Fund performance, reflecting the impact of credit market turmoil and the subprime lending crisis. Bond insurer MBIA declined due to losses posted throughout the period and investor concerns that its credit rating might be downgraded. Credit insurer CIT Group fell sharply as short-term credit markets dried up, raising the company’s cost of and access to capital.

Sector Breakdown as of 06/30/08*

Financial Services	25.2%
Utilities	15.3%
Energy	13.3%
Technology	6.8%
Materials & Processing	6.4%
Aerospace	5.8%
Consumer Staples	3.8%
Capital Goods	3.7%
Other	17.6%
Cash & Equivalents — Net	2.1%
*	% of net assets as of June 30, 2008

6	OCC Renaissance Fund Annual Report	06.30.08

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class A	–12.94%	9.50%	9.40%	12.33%
Allianz OCC Renaissance Fund Class A (adjusted)	–17.73%	8.27%	8.78%	12.02%
Allianz OCC Renaissance Fund Class B	–13.60%	8.67%	8.81%	12.04%
Allianz OCC Renaissance Fund Class B (adjusted)	–17.02%	8.43%	8.81%	12.04%
Allianz OCC Renaissance Fund Class C (adjusted)	–14.31%	8.68%	8.58%	11.49%
Russell Midcap Value Index	–17.09%	13.00%	8.45%	12.72%
Lipper Multi-Cap Value Fund Average	–18.54%	8.38%	5.48%	10.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/07, as revised 01/01/08 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$891.90	$888.40	$888.40	$1,018.85	$1,015.12	$1,015.12
Expenses Paid During Period	$5.69	$9.20	$9.20	$6.07	$9.82	$9.82

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

06.30.08	OCC Renaissance Fund Annual Report	7

Schedule of Investments OCC Renaissance Fund

	SHARES	VALUE (000S)

COMMON STOCK—97.9%

AEROSPACE—5.8%
Goodrich Corp.	536,000	$25,438
Precision Castparts Corp.	119,800	11,545
Raytheon Co.	353,000	19,867
Rockwell Collins, Inc.	240,800	11,549
Spirit Aerosystems Holdings, Inc., Class A (e)	597,700	11,464

		79,863

BUILDING/CONSTRUCTION—2.8%
Centex Corp.	656,100	8,772
D.R. Horton, Inc. (g)	497,000	5,392
Foster Wheeler Ltd. (e)	335,100	24,513

		38,677

CAPITAL GOODS—3.7%
ArvinMeritor, Inc. (g)	1,553,200	19,384
Ford Motor Co. (e)(g)	990,626	4,765
Goodyear Tire & Rubber Co. (e)(g)	829,200	14,784
Oshkosh Truck Corp. (g)	243,945	5,047
Terex Corp. (e)	126,100	6,478

		50,458

CHEMICALS—3.5%
CF Industries Holdings, Inc.	76,700	11,720
Cytec Industries, Inc. (g)	267,000	14,568
Mosaic Co. (e)	145,000	20,981

		47,269

COMMERCIAL SERVICES—1.9%
H&R Block, Inc. (g)	1,231,000	26,343

CONSUMER DISCRETIONARY—2.2%
Advance Auto Parts, Inc.	465,300	18,068
Family Dollar Stores, Inc. (g)	616,800	12,299

		30,367

CONSUMER SERVICES—2.2%
Monster Worldwide, Inc. (e)	330,000	6,801
WPP Group PLC	1,290,000	12,327
Weight Watchers International, Inc. (g)	304,000	10,826

		29,954

CONSUMER STAPLES—3.8%
Bare Escentuals, Inc. (e)(g)	510,000	9,552
Clorox Co.	324,700	16,949
JM Smucker Co.	185,600	7,543
Lorillard, Inc. (e)(g)	260,600	18,023

		52,067

8	Allianz OCC Renaissance Fund

June 30, 2008

	SHARES	VALUE (000S)

ENERGY—13.3%
Comstock Resources, Inc. (e)	440,000	$37,149
Halliburton Co.	324,900	17,243
Hess Corp.	123,600	15,597
Nabors Industries Ltd. (e)	245,400	12,081
National-Oilwell Varco, Inc. (e)	225,500	20,006
Newfield Exploration Co. (e)	595,300	38,843
PetroHawk Energy Corp. (d)(e)	884,972	40,983

		181,902

FINANCIAL SERVICES—25.2%
AMB Property Corp., REIT	493,600	24,868
Annaly Capital Management, Inc., REIT	1,308,800	20,300
Assurant, Inc.	677,400	44,681
Assured Guaranty Ltd. (g)	453,100	8,151
Bank of New York Mellon Corp.	545,369	20,631
Capital One Financial Corp. (g)	455,000	17,295
CapitalSource, Inc., REIT (g)	1,592,700	17,647
CIT Group, Inc. (g)	2,344,300	15,965
Douglas Emmett, Inc., REIT	851,900	18,716
Genworth Financial, Inc., Class A	942,000	16,777
Lehman Brothers Holdings, Inc. (g)	428,800	8,495
Nationwide Health Properties, Inc., REIT (g)	688,000	21,665
PartnerRe Ltd.	262,900	18,174
Platinum Underwriters Holdings Ltd. (g)	369,000	12,033
PNC Financial Services Group, Inc.	543,600	31,040
Prosperity Bancshares, Inc. (g)	981,300	26,230
Reinsurance Group of America, Inc. (g)	508,600	22,134

		344,802

HEALTHCARE—3.2%
DaVita, Inc. (e)	267,400	14,207
Laboratory Corp. of America Holdings (e)(g)	240,000	16,711
United Therapeutics Corp. (e)(g)	123,500	12,072

		42,990

MATERIALS & PROCESSING—6.4%
Nucor Corp.	243,300	18,167
PPG Industries, Inc.	319,600	18,336
U.S. Steel Corp.	117,500	21,712
Vallourec S.A.	85,000	29,727

		87,942

TECHNOLOGY—6.8%
Affiliated Computer Services, Inc., Class A (e)	232,400	12,431
ASML Holding NV (g)	472,700	11,534
Ciena Corp. (e)(g)	774,000	17,933

Annual Report	June 30, 2008	9

Schedule of Investments OCC Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

EMC Corp. (e)	715,100	$10,505
Molex, Inc., Class A (g)	912,600	20,908
Teradyne, Inc. (e)	1,760,500	19,489

		92,800

TELECOMMUNICATIONS—1.1%
NII Holdings, Inc., Class B (e)	308,000	14,627

TRANSPORTATION—0.7%
UTI Worldwide, Inc.	500,000	9,975

UTILITIES—15.3%
American Electric Power Co., Inc.	923,700	37,160
Constellation Energy Group, Inc.	457,000	37,520
Entergy Corp.	236,800	28,530
NRG Energy, Inc. (e)(g)	424,100	18,194
PG&E Corp.	628,400	24,941
SCANA Corp. (g)	518,000	19,166
Southern Co.	600,700	20,976
Vectren Corp.	727,700	22,712

		209,199

Total Common Stock (cost—$1,373,972)		1,339,235

SHORT-TERM INVESTMENTS—20.5%

COLLATERAL INVESTED FOR SECURITIES ON LOAN (f)—17.4%

	PRINCIPAL AMOUNT (000S)
Anglo Irish Bank,
2.491% due 9/5/08, FRN (a)	$20,000	20,000
Axon Financial Funding LLC, FRN (a)(b)(h)(i)(j)(k)*,
2.438%	18,000	14,778
2.56%	15,000	12,315
Bayerische Landesbank,
2.547% due 9/23/08, FRN	1,000	1,000
Calyon,
2.75% due 7/1/08	30,000	30,000
Deutsche Bank,
2.50% due 7/1/08	10,934	10,934
Dexia Bank S.A.,
3.15% due 7/1/08	50,000	50,000
Dorada Finance, Inc.,
2.435% due 7/7/08, FRN (a)	5,000	5,000
Goldman Sachs Group L.P., Series 2,
2.541% due 9/12/08, FRN (a)	44,000	44,000
HSH Nordbank AG,
2.491% due 9/19/08, FRN (a)	10,000	10,000

10	Allianz OCC Renaissance Fund

June 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Lloyds Bank,
2.50% due 7/1/08	$25,000	$25,000
Morgan Stanley,
2.16% due 9/3/08, FRN	5,000	5,000
Northern Rock PLC,
2.527% due 8/1/08, FRN (a)(i)	5,000	5,000
SIV Portfolio PLC (formerly Cheyne Finance LLC), (a)(b)(h)(i)(j)(k)*,
2.55%	3,091	2,182
2.67%	4,121	2,910

		238,119

REPURCHASE AGREEMENT—3.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $41,754; collateralized by Federal Home Loan Bank Discount Note, 2.94%, due 9/17/08, valued at $42,587 including accrued interest (cost—$41,752)	41,752	41,752

Total Short-Term Investments (cost—$287,898)		279,871

Total Investments before options written (cost—$1,661,870)—118.4%		1,619,106

	CONTRACTS
OPTIONS WRITTEN (e)—(0.1)%

CALL OPTIONS—(0.1)%
PetroHawk Energy Corp. (CBOE), strike price $40, expires 7/19/08 (premiums received—$62)	789	(568)

Total Investments net of options written (cost—$1,661,808) (c)—118.3%		1,618,538

Other liabilities in excess of other assets—(18.3)%		(250,083)

Net Assets—100.0%		$1,368,455

Notes to Schedule of Investments (amounts in thousands):

*	On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and SIV Portfolio PLC (“SIV Portfolio”), formerly Cheyne Finance LLC, as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and SIV Portfolio position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.
(a)	144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.
(b)	Security in default.
(c)	Securities with an aggregate value of $42,054, representing 3.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

Annual Report	June 30, 2008	11

Schedule of Investments OCC Renaissance Fund (Cont.)

(d)	All or partial amount segregated as collateral for options written.
(e)	Non-income producing.
(f)	Securities purchased with the cash proceeds from securities on loan.
(g)	All or portion of securities on loan with an aggregate market value of $236,309; cash collateral of $245,932 was received with which the Fund purchased short-term investments.
(h)	Fair-valued security.
(i)	Security issued by a structured investment vehicle (“SIV”).
(j)	Illiquid security.
(k)	Issuer of the security is in the process of restructuring, at June 30, 2008, the maturity date for the payment of principal was undetermined. (See Letter of Credit footnote in Notes to Financial Statements)

Glossary:

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

REIT—Real Estate Investment Trust

12	Allianz OCC Renaissance Fund	See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities	June 30, 2008

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost $1,661,870)	$1,619,106
Cash	847
Receivable for investments sold	50,973
Contingent receivable from Letter of Credit (see Note 6)	8,027
Dividends and interest receivable (net of foreign taxes)	2,741
Receivable for Fund shares sold	572
Securities lending interest receivable (net)	59
1,682,325
Liabilities:
Payable for collateral for securities on loan	246,144
Payable for investments purchased	59,953
Payable for Fund shares redeemed	4,528
Payable to securities lending agent	847
Investment advisory fee payable	636
Options written, at value (premiums received - $62)	568
Distribution fee payable	471
Administration fee payable	447
Servicing fee payable	276
313,870
Net Assets	$1,368,455
Net Assets Consist of:
Paid-in-capital	$1,490,698
Undistributed net investment income	4,750
Accumulated net realized loss on investments	(91,755)
Net unrealized depreciation of investments, contingent receivable from Letter of Credit, options written and foreign currency transactions	(35,238)
$1,368,455
Net Assets:
Class A	$536,274
Class B	328,870
Class C	389,634
Other Classes	113,677
Shares Issued and Outstanding:
Class A	33,688
Class B	23,745
Class C	28,456
Other Classes	7,195
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$15.92
Class B	13.85
Class C	13.69
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See Accompanying Notes to Financial Statements	06.30.08	OCC Renaissance Fund Annual Report	13

Statement of Operations

Year Ended June 30, 2008
Amounts in thousands
Investment Income:
Dividends, (net of foreign withholding taxes of $205,362)	$33,509
Interest	449
Security lending income (net)	778
Total Income	34,736

Expenses:
Investment advisory fees	9,509
Administration fees	6,746
Distribution fees - Class B	3,494
Distribution fees - Class C	3,845
Servicing fees - Class A	1,590
Servicing fees - Class B	1,164
Servicing fees - Class C	1,282
Distribution and/or servicing fees - Other Classes	358
Trustees’ fees	167
Interest expense	29
Miscellaneous expense	6
Total Expenses	28,190
Reimbursement by manager	(8)
Net Expenses	28,182

Net Investment Income	6,554

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(65,258)
Options written	2,150
Foreign currency transactions	9
Net change in unrealized appreciation/depreciation of:
Investments	(190,089)
Options written	(506)
Contingent receivable from Letter of Credit (see Note 6)	8,027
Foreign currency transactions	3
Net Realized and Change in Unrealized (Loss)	(245,664)

Net Decrease in Net Assets Resulting from Investment Operations	$(239,110)

14	OCC Renaissance Fund Annual Report	06.30.08	See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year ended
Amounts in thousands	June 30, 2008	June 30, 2007
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment income (loss)	$6,554	$(1,879)
Net realized gain (loss) on investments, options written and foreign currency transactions	(63,099)	468,134
Net change in unrealized depreciation of investments, options written, contingent receivable from Letter of Credit, options written and foreign currency transactions	(182,565)	(33,042)
Net increase (decrease) resulting from investment operations	(239,110)	433,213
Distributions to Shareholders from:
Net investment income
Class A	(1,277)	—
Other Classes	(410)	—
Net realized capital gains
Class A	(123,507)	(115,549)
Class B	(105,377)	(96,247)
Class C	(115,520)	(101,216)
Other Classes	(30,797)	(32,260)
Total Distributions to Shareholders	(376,888)	(345,272)
Fund Share Transactions:
Net proceeds from the sale of common stock	212,103	183,245
Issued in reinvestment of distributions	313,158	281,457
Cost of shares redeemed	(706,931)	(1,067,367)
Net decrease from Fund share transactions	(181,670)	(602,665)
Fund Redemption Fees	4	12
Total Decrease in Net Assets	(797,664)	(514,712)
Net Assets:
Beginning of period	2,166,119	2,680,831
End of period*	$1,368,455	$2,166,119
* Including undistributed net investment income of:	$4,750	$2

See Accompanying Notes to Financial Statements	06.30.08	OCC Renaissance Fund Annual Report	15

Financial Highlights

Class A Shares

Per Share Data for the Year Ended:	6/30/2008		6/30/2007

Net Asset Value Beginning of Year	$22.53		$21.58
Investment Operations:
Net Investment Income (Loss)(a)	0.15		0.07
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(2.56)		4.04
Total Income (Loss) from Investment Operations	(2.41)		4.11
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)		—
Net Realized Capital Gains	(4.16)		(3.16)
Total Dividends and Distributions	(4.20)		(3.16)
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$15.92		$22.53
Total Return	(12.94)%		20.30%
Net Assets End of Year (000s)	$536,274		$757,708
Ratio of Net Expenses to Average Net Assets	1.19	%(g)	1.23	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%		0.32%
Portfolio Turnover Rate	82%		112%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.28 and (1.72)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.55 and 6.14%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

16	OCC Renaissance Fund Annual Report	06.30.08	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004

$24.30		$24.71		$17.18

0.06		—		(0.04)
1.45		(0.41)		7.57
1.51		(0.41)		7.53

—		—		—
(4.23)		—		—
(4.23)		—		—
—	(f)	—	(f)	—	(f)
$21.58	(e)	$24.30	(d)	$24.71
6.28	%(e)	(1.66	)%(d)	43.83%
$946,613		$1,976,127		$2,375,379
1.25%		1.23	%(b)(c)	1.24	%(b)
0.28%		0.01%		(0.17)%
85%		101%		60%

See Accompanying Notes to Financial Statements	06.30.08	OCC Renaissance Fund Annual Report	17

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Year Ended:	6/30/2008		6/30/2007

Net Asset Value Beginning of Year	$20.25		$19.83
Investment Operations:
Net Investment Income (Loss)(a)	—	(f)	(0.08)
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(2.24)		3.66
Total Income (Loss) from Investment Operations	(2.24)		3.58
Dividends and Distributions to Shareholders from:
Net Investment Income	—	(f)	—
Net Realized Capital Gains	(4.16)		(3.16)
Total Dividends and Distributions	(4.16)		(3.16)
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$13.85		$20.25
Total Return	(13.60)%		19.34%
Net Assets End of Year (000s)	$328,870		$581,822
Ratio of Net Expenses to Average Net Assets	1.94	%(g)	1.98	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%		(0.43)%
Portfolio Turnover Rate	82%		112%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.78 and (2.42)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.80 and 5.38%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

18	OCC Renaissance Fund Annual Report	06.30.08	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004

$22.80		$23.35		$16.37

(0.10)		(0.17)		(0.19)
1.36		(0.38)		7.17
1.26		(0.55)		6.98

—		—		—
(4.23)		—		—
(4.23)		—		—
—	(f)	—	(f)	—	(f)
$19.83	(e)	$22.80	(d)	$23.35
5.53	%(e)	(2.35	)%(d)	42.64%
$718,005		$1,082,660		$1,322,887
2.00%		1.98	%(b)(c)	1.99	%(b)
(0.46)%		(0.74)%		(0.92)%
85%		101%		60%

See Accompanying Notes to Financial Statements	06.30.08	OCC Renaissance Fund Annual Report	19

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Year Ended:	6/30/2008		6/30/2007

Net Asset Value Beginning of Year	$20.06		$19.67
Investment Operations:
Net Investment Income (Loss)(a)	—	(f)	(0.08)
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(2.21)		3.63
Total Income (Loss) from Investment Operations	(2.21)		3.55
Dividends and Distributions to Shareholders from:
Net Investment Income	—	(f)	—
Net Realized Capital Gains	(4.16)		(3.16)
Total Dividends and Distributions	(4.16)		(3.16)
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$13.69		$20.06
Total Return	(13.62)%		19.40%
Net Assets End of Year (000s)	$389,634		$621,339
Ratio of Net Expenses to Average Net Assets	1.94	%(g)	1.98	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%		(0.43)%
Portfolio Turnover Rate	82%		112%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.64 and (2.44)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.64 and 5.32%, respectively.
(f)	Less than $0.01 per share.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

20	OCC Renaissance Fund Annual Report	06.30.08	See Accompanying Notes to Financial Statements

6/30/2006		6/30/2005		6/30/2004

$22.66		$23.21		$16.26

(0.10)		(0.17)		(0.19)
1.34		(0.38)		7.14
1.24		(0.55)		6.95

—		—		—
(4.23)		—		—
(4.23)		—		—
—	(f)	—	(f)	—	(f)
$19.67	(e)	$22.66	(d)	$23.21
5.47	%(e)	(2.37	)%(d)	42.74%
$752,734		$1,331,633		$1,669,104
2.00%		1.98	%(b)(c)	1.99	%(b)
(0.46)%		(0.74)%		(0.92)%
85%		101%		60%

See Accompanying Notes to Financial Statements	06.30.08	OCC Renaissance Fund Annual Report	21

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund” or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of one of the Funds offered by the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Fund’s management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

22	OCC Renaissance Fund Annual Report	06.30.08

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Fund’s securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the

06.30.08	OCC Renaissance Fund Annual Report	23

Notes to Financial Statements  (Cont.)

June 30, 2008

Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $205,362.

Options Contracts.   Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities.

24	OCC Renaissance Fund Annual Report	06.30.08

Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap security or currency transaction to determine the realized gain or loss.

Guarantees and Indemnifications.  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Short Sales.  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales exposes the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

06.30.08	OCC Renaissance Fund Annual Report	25

Notes to Financial Statements  (Cont.)

June 30, 2008

Securities Lending.  The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Fund to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $148,169. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. See the Schedules of Investments. Cash collateral that the Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Fund’s cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedule of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes the Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Fund has limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Fund’s investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Fund has and may continue to hold these investments in the expectation that the Fund’s return over time will exceed the proceeds of an immediate sale. The relative percentage of the Fund’s illiquid assets may increase as the Fund’s assets decline.

26	OCC Renaissance Fund Annual Report	06.30.08

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Fund and also bears the cost of most third-party administrative services required by the Fund, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee			Administration Fee
All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.
(2)	The total administrative fee rate for Class A, B, C, D and R shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.
(3)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.   Investors in (based on the total redemption proceed after any applicable contingent deferred sales charges) the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any cost associated with short-term trading thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

06.30.08	OCC Renaissance Fund Annual Report	27

Notes to Financial Statements  (Cont.)

June 30, 2008

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

28	OCC Renaissance Fund Annual Report	06.30.08

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $796,754 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this

06.30.08	OCC Renaissance Fund Annual Report	29

Notes to Financial Statements  (Cont.)

June 30, 2008

arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

Purchases	Sales
$1,438,464	$2,002,047

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Renaissance Fund
	Contracts	Premiums Received
Balance at 6/30/2007	—	$—
Sales	35,185	4,216
Closing Buys	(9,386)	(1,316)
Expirations	(25,010)	(2,838)
Balance at 6/30/2008	789	$62

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Finance Funding LLC (“Axon”) and/or SIV Portfolio PLC (formerly Cheyne Finance LLC, “SIV Portfolio”), purchased with cash collateral for securities on loan under the Trust’s securities lending program. At June 30, 2008, the LOC provided sufficient financial support to enable each applicable Fund to effectively value its positions in Axon and SIV Portfolio (subject to the information in the next paragraph) at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds and such affiliate (neither the Trust nor the Funds) is responsible for any repayment obligations with respect to any amounts drawn under the LOC.

On July 24, 2008 (subsequent to the period covered by this report), SIV Portfolio underwent a restructuring pursuant to which the Funds that held SIV Portfolio securities exchanged those positions

30	OCC Renaissance Fund Annual Report	06.30.08

for notes (“Gryphon Notes”) issued by Gryphon Funding Limited, a newly formed entity that received a pro rata portion of the portfolio assets of SIV Portfolio in the transaction. Those Funds also received back in the transaction SIV Portfolio positions (“SIV Portfolio Residual Notes”) to allow the Funds to receive distributions of remaining cash held by SIV Portfolio. The LOC described above provides the same amount of coverage for the Gryphon Notes and the SIV Portfolio Residual Notes, taken together, as it did for the SIV Portfolio positions initially held by the Funds such that, as of the date of issuance of this report, the Funds have not incurred any losses with respect to their initial investments in SIV Portfolio securities.

7.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Post-October Deferral(2)
OCC Renaissance	$4,474	$103	$—	$89,647
(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2008, the aggregate cost and the net unrealized depreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation(1)
OCC Renaissance	$1,664,086	$131,873	$(176,853)	$(44,980)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
OCC Renaissance	$190,810	$186,078

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.08	OCC Renaissance Fund Annual Report	31

Notes to Financial Statements  (Cont.)

June 30, 2008

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,855	$120,744	4,076	$88,398
Class B	695	11,245	681	13,033
Class C	2,439	37,501	1,432	27,239
Other Classes	2,231	42,613	2,521	54,575
Issued in reinvestment of distributions
Class A	5,949	107,957	4,774	98,682
Class B	5,688	90,033	4,347	81,113
Class C	5,917	92,606	4,343	80,304
Other Classes	1,260	22,562	1,040	21,358
Cost of shares redeemed
Class A	(12,753)	(241,862)	(19,068)	(416,696)
Class B	(11,375)	(186,192)	(12,507)	(248,806)
Class C	(10,869)	(173,358)	(13,069)	(257,651)
Other Classes	(5,395)	(105,519)	(6,661)	(144,214)
Net (decrease) resulting from Fund share transactions	(9,358)	$(181,670)	(28,091)	$(602,665)

9.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district

32	OCC Renaissance Fund Annual Report	06.30.08

litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

10.	SUBSEQUENT EVENT

It is expected that, effective on or about September 15, 2008 the Fund’s Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	OCC Renaissance Fund Annual Report	33

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B, and C

Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B, and C shares present fairly, in all material respects, the financial position of the OCC Renaissance Fund, one of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Fund”) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class A, B, and C shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

34	OCC Renaissance Fund Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008. The Fund designates qualified dividend income of 57%.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of ordinary dividends paid by the Fund during the period ended June 30, 2008 which qualified for the Dividend Received Deduction available to corporate shareholders was 58%.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

06.30.08	OCC Renaissance Fund Annual Report	35

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.
John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.
Independent Trustees
Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None
Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.
F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.
James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

36	OCC Renaissance Fund Annual Report	06.30.08

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.
Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None
W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.
Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.
James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.
*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.
Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

06.30.08	OCC Renaissance Fund Annual Report	37

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.
Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.
Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.
Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).
Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager - Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).
William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer - U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).
Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

38	OCC Renaissance Fund Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing (“PNC”)

P.O. Box 9688,

Providence RI 02940

Note: Effective on or about September 22, 2008, Boston Financial Data Services, Inc. (BFDS) will replace PNC (formerly PFPC) as the Allianz Funds’ shareholder servicing agent and transfer agent. For updated information on this transition, please visit www.allianzinvestors.com/BFDS

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PNC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ038AR_22277

Allianz Funds Annual Report

June 30, 2008

RCM Funds

Share Classes

Institutional
Administrative

DOMESTIC STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Small-Cap Growth Fund

INTERNATIONAL STOCK FUND

Allianz RCM International Growth Equity Fund

SECTOR STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

GLOBAL STOCK FUND

Allianz RCM Global Small-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		14
Statements of Assets and Liabilities		28
Statements of Operations		30
Statements of Changes in Net Assets		32
Financial Highlights		36
Notes to Financial Statements		40
Report of Independent Registered Public Accounting Firm		48
Federal Income Tax Information		49
Trustees and Officers of Allianz Funds		50

FUND	Fund Summary	Schedule of Investments

Allianz RCM Global Resources Fund	6	14
Allianz RCM Global Small-Cap Fund	7	15
Allianz RCM International Growth Equity Fund	8	17
Allianz RCM Large-Cap Growth Fund	9	18
Allianz RCM Mid-Cap Fund	10	20
Allianz RCM Small-Cap Growth Fund	11	22
Allianz RCM Strategic Growth Fund	12	23
Allianz RCM Technology Fund	13	26

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the fiscal year ended June 30, 2008.

The period was marked by significant volatility and an overall decline in U.S. stocks. Ongoing problems with subprime mortgages, weakness in housing and rising fuel prices contributed to a broad retrenchment. The Standard & Poor’s 500 Index, a widely-used proxy for the U.S. stock market, provided a -13.12% return for the period, primarily due to weakness in the financial and information technology sectors. Among other sectors, only the S&P 500’s energy stocks provided significant positive returns for the period. Stocks in the materials sector turned in flat performances, on average, and all other sectors posted declines.

The MSCI All Country World Index, which serves as a broad measure of global stock performance, returned -11.10% for the period, as weakness among financial and consumer discretionary stocks weighed heavily on returns. Within emerging markets, stocks offered mixed results for the period. Resource-rich economies in Brazil and Russia advanced solidly, buoyed by rising commodity prices. Yet stocks in China and India turned down, especially in the closing months of the period, as their fast-growing economies showed signs of overheating. Among developed nations, natural resource-oriented markets in Canada and Norway delivered positive returns, while stocks in other developed markets were generally down for the period.

Growth stocks fared better than value stocks, with large- and mid-cap stocks outperforming those with smaller capitalizations. The Russell 1000 Growth Index, which serves as a benchmark for U.S. large company growth stocks, returned -5.96%. Its counterpart, the Russell 1000 Value Index, posted a -18.78% decline. The Russell MidCap Growth Index returned -6.42% compared to -17.09% for the Russell MidCap Value Index. Meanwhile, the small-cap Russell 2000 Growth and Value Indexes were the hardest hit, dropping -10.83% and -21.63%, respectively.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 11, 2008

Annual Report	June 30, 2008	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the date following the fund name: RCM International Growth Equity (2/02), RCM Large-Cap Growth (2/02) and RCM Mid-Cap (2/02), RCM Technology (3/05). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Effective March 31, 2008, the Russell 1000 Growth Index replaced the S&P 500 Index as the RCM Large-Cap Growth Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy. The S&P 500 Index will remain as the secondary benchmark.

Effective March 31, 2008, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the RCM Strategic Growth Fund’s primary benchmark because the Adviser believes the Russell 3000 Growth Index is more representative of the Fund’s investment strategy.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors website at www.allianzinvestors. com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 1/1/08 to 6/30/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2008	5

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of natural resources.

•

World markets for energy and materials performed strongly during much of the reporting period in response to burgeoning demand from developing nations, ongoing supply constraints, and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•

During the period, the strongest contributors to performance were overweight positions in Oil Services stocks, to include National Oilwell Varco and Weatherford, as well as overweight positions in Exploration and Production, to include Southwestern Energy and Arena Resources.

•

While the Fund delivered strong absolute returns, an overweight in some of the Independent Refining companies such as Valero and Sunoco, were detractors from overall performance relative to its benchmark.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Institutional Class	36.62%	—	—	35.67%
MSCI World Index	–10.68%	11.99%	4.19%	9.17%
World Energy & Materials Composite	18.66%	27.42%		26.37%
Lipper Global Natural Resources Fund Average	30.97%	33.86%	20.36%	34.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.07%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

United States	63.2%
Canada	7.4%
United Kingdom	3.5%
Brazil	3.5%
Cayman Islands	3.4%
Norway	3.4%
Australia	2.3%
Denmark	2.2%
Other	6.1%
Cash & Equivalents — net	5.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$1,119.50	$1,017.55
Expenses Paid During Period	$5.64	$7.37

Expenses are equal to the ratio (1.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small-cap stocks declined as a group over the year with all regions posting negative returns. Losses were similar among regions with North American companies posting the smallest losses and European stocks the largest declines.

•

The Fund’s underperformance was driven by stock selection, particularly within industrials, technology and consume sectors. However, strong stock selection in the energy sector, and a large underweight in the financials sector, helped offset some of the underperformance.

•

The Fund’s relative overweight exposure to consumer discretionary stocks, the second worst performing sector in the index, hurt relative returns. A previous top contributor, footwear designer Crocs Inc. was a top detractor in this sector and gave back much of its earlier gains when investors became concerned over increasing inventories. We have completely exited the stock due to violations of our investment thesis. Healthcare provider Southern Cross and technology holding DealerTrack were also notable detractors.

•

In contrast, energy was the top performing sector over the year and shares of British pipeline company Wellstream Holdings PLC benefited as rising fuel prices contributed to increased spending on oil services. In addition, Dana Petroleum and Arena Resources had favorable returns.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Institutional Class	–19.90%	15.88%	9.85%	12.91%
MSCI World Small-Cap Index	–16.96%	14.96%	8.63%	7.71%
Lipper Global Small/Mid-Cap Fund Average	–14.17%	14.80%	8.09%	8.41%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Technology	16.8%
Healthcare	15.1%
Consumer Discretionary	12.2%
Energy	11.1%
Financial Services	8.3%
Consumer Services	7.5%
Capital Goods	7.3%
Telecommunications	4.2%
Other	11.3%
Cash & Equivalents — net	6.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$844.70	$1,016.06
Expenses Paid During Period	$6.24	$8.87

Expenses are equal to the ratio (1.36% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	7

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s performance was vastly attributable to favorable stock selection, while sector allocation weightings also added to returns. Stock selection was led higher by the consumer discretionary, material and energy sectors.

•

The top active contributor to return was Nintendo (up 58%) which is still benefiting from strong sales of the Wii console. The other top active contributors during the past year were Numico, Europe’s top manufacturer of baby food and clinical nutrition products, Materials sector holdings Xstrata (up 35%) and Lonza Group (up 53%), and Energy holding CNOOC (up 56%).

•

On the negative side, relatively weak stock selection in the financials sector held performance back. Some of the biggest detractors to performance were UK’s Barclays (down 54%), German Commerzbank (down 35%), Indian ICICI Bank (down 38%), and Japanese holdings Sumitomo Mitsui Financial (down 18%) and Mizuho Financial Group (down 31%).

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Institutional Class	–7.01%	15.43%	2.98%	7.19%
Allianz RCM International Growth Equity Fund Administrative Class	–7.22%	15.16%	2.64%	6.86%
MSCI EAFE Index	–10.61%	16.67%	5.83%	6.74%
MSCI EAFE Growth Index	–4.44%	16.26%	4.11%	5.10%
Lipper International Large-Cap Growth Fund Average	–7.33%	14.69%	3.98%	6.83%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 0.97% for Institutional shares and 1.22% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Country Allocation

Japan	19.1%
United Kingdom	18.8%
Switzerland	12.9%
France	9.6%
Germany	8.2%
Netherlands	4.8%
Spain	2.5%
Finland	2.4%
Other	20.0%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$894.90	$893.50	$1,020.04	$1,018.80
Expenses Paid During Period	$4.57	$5.74	$4.87	$6.12

For each class of the Fund, expenses are equal to the expense ratio for the class (0.97% for Institutional Class, 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. large cap stocks lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair large cap equities during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•	Large-cap value stocks significantly underperformed large-cap growth in a period where financial institutions were deleveraging and experiencing credit losses.

•	Stock selection was strong in technology and industrials and an overweight allocation to the energy sector helped to boost the Fund’s relative returns.

•

Two of the Fund’s energy stocks – Weatherford International and XTO Energy – were top contributors during the fiscal year. Oilfield services company Weatherford benefited from strong crude oil prices and new contract awards. Countries including Saudi Arabia, Oman, Egypt, China, and particularly Mexico are rapidly growing markets for the company.

•

In technology, Apple Inc. was a top contributor to returns during the period. Its shares benefited from strong demand for Macintosh computers and new product introductions. Apple appears to be on track to meet its goal of selling 10 million iPhones in 2008. iPhone sales look promising as Apple enters new countries, launches the third-generation (3G) iPhone, and comes closer to tapping the enterprise segment dominated by Blackberry. In June, the company unveiled the 3G iPhone that is cheaper, thinner, and offers faster internet service.

•

In contrast, selection among financials stocks held back relative returns. Citigroup was the top detractor during the fiscal year. Stock selection in the consumer discretionary sector, particularly among retail and consumer services stocks, also held back returns. J.C. Penney was another top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Institutional Class	–6.47%	6.84%	3.53%	7.47%
Allianz RCM Large-Cap Growth Fund Administrative Class	–6.69%	6.57%	3.29%	7.22%
Russell 1000 Growth Index	–5.96%	7.32%	0.96%	4.87%
S&P 500 Index	–13.11%	7.58%	2.88%	6.60%
Lipper Large-Cap Growth Fund Average	–4.83%	7.01%	2.04%	5.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	21.3%
Healthcare	15.9%
Consumer Discretionary	9.5%
Energy	8.3%
Financial Services	7.0%
Telecommunications	6.4%
Oil & Gas	6.1%
Consumer Staples	6.1%
Other	12.8%
Cash & Equivalents — net	6.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$882.20	$881.20	$1,021.28	$1,020.04
Expenses Paid During Period	$3.37	$4.54	$3.62	$4.87

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	9

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid-cap stocks declined during the fiscal year largely due to the fallout from the subprime housing crisis. Prices of oil and other commodities also rose dramatically during the period, putting a downward pressure on stocks.

•	Mid-cap value style stocks significantly underperformed mid-cap growth in a period where financial companies were deleveraging and experiencing write-downs and disappointing earnings.

•

The Fund’s performance relative to its benchmark during the fiscal year was largely due to strong stock selection in materials and consumer staples. In addition, the Fund’s overweight exposure to the poorly performing consumer discretionary segment was offset by strong stock picking, which helped boost relative returns.

•

Two of the Fund’s energy holdings—Southwestern Energy and Weatherford International—both gained over 80% during the period. Natural gas producer Southwestern Energy benefited from higher natural gas prices and strong production. Similarly, oilfield services company Weatherford benefited from strong crude oil prices and new contract awards.

•

In contrast, poor stock selection in communication equipment and an overweight in consumer durables hurt performance. IT services company SAVVIS Inc. and oil refiner Sunoco were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Institutional Class	–6.08%	10.53%	5.31%	14.77%
Allianz RCM Mid-Cap Fund Administrative Class	–6.23%	10.27%	5.00%	14.46%
Russell Midcap Index	–11.19%	13.07%	8.10%	14.15%
Lipper Mid-Cap Growth Fund Average	–5.67%	11.19%	5.31%	11.51%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.77% for Institutional shares and 1.02% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	25.1%
Energy	14.0%
Healthcare	11.1%
Consumer Discretionary	10.3%
Consumer Staples	5.8%
Financial Services	5.7%
Capital Goods	5.7%
Materials & Processing	5.0%
Other	14.5%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$936.70	$935.20	$1,021.18	$1,019.94
Expenses Paid During Period	$3.56	$4.76	$3.72	$4.97

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Small-Cap Growth Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in U.S. companies with smaller market capitalizations.

•

U.S. small-cap stocks ratcheted lower over the past year, unwinding some of the immense gains attained since the most recent cycle began in 2002. First quarter of 2008 was particularly weak as the Russell 2000 Growth Index declined -10.83%, logging its worst quarter in over five years.

•

Consumer discretionary stocks were the hardest hit as investors worried about falling home prices, rising commodity prices, and tighter lending standards. Financial services companies were also notable decliners as small-cap banks were particularly affected by subprime defaults given their heightened exposure to real estate.

•

Relative underperformance was driven by stock selection, particularly within financials and industrials. First Cash Financial Services and GFI group were notable detractors within the financials space. Likewise, BE Aerospace and Triumph Group were detractors within industrials due to concerns surrounding commercial airlines.

•

An overweight in energy helped the Fund on a relative basis. Energy was the highest performing sector over the past year, outpacing the index by an astounding 6300 basis points. Concho Resources and T-3 Energy Services were notable contributors within the energy sector.

•	Small-cap growth significantly outpaced value over the past year as investors sought companies that could grow through the cyclical downturn.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/30/05)
Allianz RCM Small-Cap Growth Fund Institutional Class	–14.14%	—	—	1.95%
Russell 2000 Growth Index	–10.83%	10.37%	2.80%	4.07%
Lipper Small-Cap Growth Fund Average	–13.53%	9.06%	5.11%	2.24%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12%. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	16.8%
Healthcare	15.1%
Consumer Discretionary	12.2%
Energy	11.1%
Financial Services	8.3%
Consumer Services	7.5%
Capital Goods	7.3%
Telecommunications	4.2%
Other	11.3%
Cash & Equivalents — net	6.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$863.40	$1,019.29
Expenses Paid During Period	$5.19	$5.62

Expenses are equal to the ratio (1.12% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	11

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

Investors experienced increased equity market volatility and frequent shifts in investor sentiment during the fiscal year. Concerns surrounding subprime mortgages sent U.S. equities lower during the second half of 2007 and the fallout from the ensuing credit crisis continued to impair stocks during the first half of 2008. Weakness among financial institutions, coupled with dramatic increases in the price of crude oil and other commodities, contributed to declines during the period.

•

Growth style stocks significantly outperformed value in a period where financial institutions were deleveraging and experiencing credit losses. The Russell 3000 Growth Index returned -6.38% while the Russell 3000 Value Index returned -19.02%.

•

Stock selection drove the bulk of the Fund’s relative performance, however sector allocation also helped. Selection in materials, industrials, and technology along with an overweight to the strongly performing energy sector boosted the Fund’s returns.

•

In materials, international mining company Cleveland-Cliffs and seed producer Monsanto were top contributors during the fiscal year. Cleveland-Cliffs is North America’s largest producer of iron-ore pellets and a major supplier of metallurgical coal to the steelmaking industry. The stock benefited from strong demand for steel as regions outside of the U.S., including China and the Middle East, have increased their spending on infrastructure projects. Strong steel demand has fueled an increase in the price of the raw materials used to make steel.

•	In technology, Apple Inc. was also a top contributor. Apple’s shares benefited from strong demand for Macintosh computers and new product introductions.

•

In contrast, consumer staples stock selection and an underweight allocation to utilities detracted. In terms of stocks, Citigroup was a top detractor during the fiscal year. Communications equipment company Riverbed Technology was also a top detractor.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Institutional Class	–0.08%	—	—	3.62%
Allianz RCM Strategic Growth Fund Administrative Class	–0.33%	—	—	3.36%
Russell 3000 Growth Index	–6.38%	7.56%	1.08%	2.87%
Lipper Multi-Cap Growth Fund Average	–6.73%	9.54%	4.00%	2.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.29% for Institutional shares and 1.54% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	33.7%
Consumer Discretionary	14.1%
Energy	11.5%
Materials & Processing	10.9%
Healthcare	9.2%
Financial Services	6.7%
Oil & Gas	4.0%
Consumer Staples	3.1%
Other	12.2%
Cash & Equivalents — net (including options written & securities sold short)	-5.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$893.60	$892.00	$1,017.85	$1,016.56
Expenses Paid During Period	$6.64	$7.86	$7.07	$8.37

Expenses are equal to the expense ratio for the class (1.29% for Institutional Class, 1.54% Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was helped by its focus on consumer technology products that did well in a difficult economic environment. These included videogames, with holdings such as Nintendo, Activision, and Tencent Holdings, as well as smart phones, with such holdings as Research in Motion and Qualcomm.

•

Some of our Chinese holdings such as Ctrip.com and Baidu also did well, and our best stock, on an absolute basis, during this period was First Solar, an alternative energy leader. Solar power continues to ride a strong learning curve as new technologies are brought into production and the volume of silicon is increased dramatically. Smart grids with intelligent meters and much more efficient computers and lighting are helping reduce power demand. Many of these solutions involve technology companies that we own, and we feel good about their ability to grow at high rates even if the overall economic growth is low.

•

Several areas of technology were impacted by slowing orders, and we had declining stocks in communications such as Cisco Systems, Riverbed Technology, Foundry Networks, and NII Holdings. We reduced this area during the year, but still own several of these stocks for their secular growth.

Average Annual Total Return for the period ended June 30, 2008

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Institutional Class	–3.20%	12.71%	10.26%	14.76%
Allianz RCM Technology Fund Administrative Class	–3.42%	12.44%	9.99%	14.48%
NASDAQ Composite Index	–11.92%	7.16%	1.93%	6.43%
S&P North American Technology Sector Index	–6.95%	8.27%	1.89%	7.84%
Lipper Global Science/Technology Fund Average	–10.56%	8.43%	2.37%	7.55%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P North American Technology Sector Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.26% for Institutional shares and 1.51% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/1/07 and as supplemented to date.

Cumulative Returns Through June 30, 2008

Industry/Sectors

Technology	55.3%
Energy	5.9%
Chemicals	2.5%
Capital Goods	2.5%
Consumer Discretionary	2.3%
Telecommunications	1.9%
Electronics	1.0%
Consumer Services	0.8%
Other	1.1%
Cash & Equivalents — net (including options written & securities sold short)	26.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$834.00	$833.00	$1,018.60	$1,017.35
Expenses Paid During Period	$5.75	$6.88	$6.32	$7.57

For each class of the Fund, expenses are equal to the expense ratio for the class (1.26% for Institutional Class, 1.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report	June 30, 2008	13

Schedule of Investments

RCM Global Resources Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—95.0%
Australia—2.3%
BHP Billiton Ltd.	22,520	$958
Rio Tinto Ltd.	5,295	685

		1,643

Brazil—3.5%
Companhia Vale do Rio Doce ADR	30,500	1,093
Petroleo Brasileiro S.A. ADR	19,485	1,380

		2,473

Canada—7.4%
Agrium, Inc.	8,765	943
Canadian Natural Resources Ltd.	12,295	1,216
Oilexco, Inc. (b)	39,325	750
Potash Corp. Of Saskatchewan	4,470	1,022
Suncor Energy, Inc.	23,100	1,341

		5,272

Cayman Islands—3.4%
Transocean, Inc. (b)	15,911	2,425

Cyprus—1.1%
Prosafe Production Public Ltd. (b)	128,420	744

Denmark—2.2%
Vestas Wind Systems A/S (b)	12,115	1,577

France—2.2%
Companie Generale de Geophysique (b)	17,745	838
EDF Energies Nouvelles S.A.	10,200	680

		1,518

Luxembourg—1.0%
Tenaris S.A. ADR	9,900	737

Norway—3.4%
Acergy S.A.	33,385	744
Petroleum Geo-Services ASA	36,990	906
Prosafe SE	74,890	741

		2,391

Russia—1.0%
OAO Gazprom ADR	11,600	673

Spain—0.8%
Gamesa Corp. Tecnologica S.A.	12,100	592

United Kingdom—3.5%
Rio Tinto PLC	6,517	785
Vedanta Resources PLC	15,220	657
Xstrata PLC	13,325	1,062

		2,504

United States—63.2%
Air Products & Chemicals, Inc.	6,505	643
Arch Coal, Inc.	22,995	1,725
Arena Resources, Inc. (b)	26,700	1,410
Cameron International Corp. (b)	19,865	1,100
Carrizo Oil & Gas, Inc. (b)	10,520	716
Cleveland-Cliffs, Inc.	12,150	1,448
Concho Resources, Inc. (b)	21,700	809
Consol Energy, Inc.	14,745	1,657
Core Laboratories NV (b)	11,695	1,665
Devon Energy Corp.	12,750	1,532
Diamond Offshore Drilling, Inc.	11,178	1,555
EOG Resources, Inc.	8,125	1,066
Freeport-McMoRan Copper & Gold, Inc.	16,780	1,967
Marathon Oil Corp.	38,815	2,013
Monsanto Co.	9,110	1,152
Mosaic Co. (b)	6,585	953
Nabors Industries Ltd. (b)	26,840	1,321
National-Oilwell Varco, Inc. (b)	20,100	1,783

	Shares	Value (000s)

Newfield Exploration Co. (b)	21,700	$1,416
Noble Corp.	22,509	1,462
Noble Energy, Inc.	6,604	664
Occidental Petroleum Corp.	9,160	823
Peabody Energy Corp.	20,005	1,762
Range Resources Corp.	16,100	1,055
SandRidge Energy, Inc. (b)	10,400	672
Schlumberger Ltd.	21,045	2,261
Smith International, Inc.	12,900	1,063
Southwestern Energy Co. (b)	58,020	2,762
U.S. Steel Corp.	10,800	1,996
Weatherford International Ltd. (b)	61,295	3,040
XTO Energy, Inc.	19,222	1,317

		44,808

Total Common Stock (cost—$52,534)		67,357

	Principal Amount (000s)
Repurchase Agreement—7.0%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $4,997; collateralized by Federal Home Loan Bank Discount Note, 5.01%, due 7/9/08, valued at $5,099 including accrued interest (cost—$4,997)	$4,997	4,997

Total Investments (cost—$57,531) (a)—102.0%		72,354

Liabilities in excess of other assets—(2.0%)		(1,436)

Net Assets—100.0%		$70,918

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $10,226, representing 14.42% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

14	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.9%
Argentina—0.5%
Mercadolibre, Inc. (b)(d)	29,331	$1,012

Austria—2.1%
Flughafen Wien AG	23,209	2,213
Schoeller-Bleckmann Oilfield Equipment AG	15,580	1,670

		3,883

Bermuda—0.6%
Peace Mark Holdings Ltd.	1,601,900	1,116

Brazil—3.5%
Gafisa S.A.	107,080	1,848
Gafisa S.A. ADR (d)	24,330	836
Klabin Segall S.A.	316,990	1,967
Metalfrio Solutions S.A.	158,099	1,910

		6,561

Canada—1.2%
Equinox Minerals Ltd. (b)	288,905	1,288
Lululemon Athletica, Inc. (b)(d)	32,599	947

		2,235

China—1.9%
China BlueChemical Ltd.	2,870,005	1,989
China Dongxiang Group Co.	3,615,000	1,466

		3,455

Estonia—0.9%
Baltika AS (b)	204,648	617
Olympic Entertainment Group AS	312,576	1,107

		1,724

Finland—0.9%
Outotec Oyj	28,255	1,790

France—1.4%
Boursorama (b)	46,174	451
SR Teleperformance	58,735	2,159

		2,610

Germany—2.8%
Bauer AG	17,060	1,645
Kontron AG	119,930	1,642
Sixt AG	52,422	2,072

		5,359

Greece—0.6%
JUMBO S.A.	42,880	1,211

Hong Kong—0.7%
Natural Beauty Bio-Technology Ltd.	7,045,242	1,403

Ireland—2.4%
Grafton Group PLC, UNIT (b)	251,965	1,469
Icon PLC ADR (b)	39,955	3,017

		4,486

Italy—0.8%
Danieli & Co. SpA	65,630	1,548

Japan—12.7%
Daihatsu Diesel Manufacturing Co., Ltd.	56,000	634
Daiseki Co., Ltd.	44,770	1,425
Dena Co., Ltd.	165	972
Ferrotec Corp.	113,452	1,617
Inui Steamship Co., Ltd. (d)	121,630	1,796
Iwatani International Corp. (d)	641,675	1,957
Izumi Co., Ltd. (d)	60,600	935
Moshi Moshi Hotline, Inc.	60,750	1,543

	Shares	Value (000s)

Musashino Bank Ltd.	26,170	$1,061
Nipro Corp.	49,330	837
NPC, Inc.	12,800	738
Sankyu, Inc. (d)	384,280	1,936
Shinko Plantech Co., Ltd.	46,700	722
Taihei Kogyo Co., Ltd. (d)	350,000	1,219
Tokai Carbon Co., Ltd.	310,180	3,164
Unicharm Petcare Corp.	61,030	1,824
Village Vanguard Co., Ltd.	70	349
Works Applications Co., Ltd.	1,166	1,473

		24,202

Malaysia—0.6%
CB Industrial Product Holding Bhd	1,006,355	1,201

Netherlands—2.6%
Aalberts Industries NV	41,005	769
Nutreco Holding NV	23,474	1,579
Sligro Food Group NV	66,671	2,663

		5,011

New Zealand—0.4%
Pike River Coal Ltd. (b)	370,930	693

Russia—3.1%
OAO Pharmacy Chain 36.6 (b)	7,210	290
Severstal-Avto	53,595	3,363
Veropharm (b)	40,270	2,247

		5,900

Singapore—2.4%
Raffles Education Corp. Ltd.	3,588,390	2,984
Straits Asia Resources Ltd. (d)	241,000	625
Tat Hong Holdings Ltd.	682,000	955

		4,564

South Korea—1.7%
MegaStudy Co., Ltd.	5,105	1,611
Meritz Fire & Marine Insurance Co., Ltd.	167,150	1,613

		3,224

Switzerland—8.5%
Bank Sarasin & Cie AG	47,060	2,112
BKW FMB Energie AG	12,441	1,701
Dufry Group	16,865	1,544
Romande Energie Holding S.A.	906	2,205
St. Galler Kantonalbank	4,501	2,030
Temenos Group AG (b)(d)	77,063	2,371
Vetropack Holding AG	747	1,806
Winterthur Technologie AG	41,049	2,419

		16,188

United Kingdom—8.6%
Cadogan Petroleum PLC (b)	421,795	1,512
Carillion PLC	421,745	2,781
Chemring Group PLC	44,831	2,103
Dana Petroleum PLC (b)	109,030	4,113
Intermediate Capital Group PLC	41,493	1,114
Interserve PLC	140,260	1,290
JKX Oil & Gas PLC	194,110	2,020
Moneysupermarket.com Group PLC	530,265	1,032
Southern Cross Healthcare Ltd.	163,595	421

		16,386

United States—37.0%
Actuant Corp.	29,680	930
Affiliated Managers Group, Inc. (b)(d)	12,113	1,091
Applera Corp.—Celera Genomics Group (b)	67,300	765
Arena Resources, Inc. (b)	31,200	1,648
Avista Corp.	59,120	1,269

	Shares	Value (000s)

Baldor Electric (d)	35,730	$1,250
Bankrate, Inc. (b)	11,850	463
Bare Escentuals, Inc. (b)(d)	28,592	536
Barnes Group, Inc.	44,195	1,020
BE Aerospace, Inc. (b)	36,845	858
Bristow Group, Inc. (b)(d)	24,630	1,219
Brown Shoe Co., Inc.	57,587	780
Capella Education Co. (b)	17,595	1,050
Carrizo Oil & Gas, Inc. (b)	21,675	1,476
Central European Distribution Corp. (b)(d)	28,484	2,112
Central European Media Enterprises Ltd., Class A (b)(d)	15,887	1,438
Concho Resources, Inc. (b)	46,135	1,721
Core Laboratories NV (b)	12,905	1,837
Corporate Office Properties Trust, REIT	29,299	1,006
DealerTrack Holdings, Inc. (b)(d)	52,710	744
Deckers Outdoor Corp. (b)	9,455	1,316
Entegris, Inc. (b)	159,928	1,048
Factset Research Systems, Inc. (d)	24,261	1,367
FormFactor, Inc. (b)	75,284	1,387
G&K Services, Inc., Class A	20,690	630
Geo Group, Inc. (b)(d)	62,049	1,396
GFI Group, Inc.	71,440	644
Gymboree Corp. (b)	29,699	1,190
Herbalife Ltd. (d)	28,470	1,103
HMS Holdings Corp. (b)	40,311	865
Illumina, Inc. (b)(d)	13,668	1,191
Intermec, Inc. (b)	42,613	898
inVentiv Health, Inc. (b)	37,555	1,044
JDA Software Group, Inc. (b)	38,497	697
Life Time Fitness, Inc. (b)(d)	25,560	755
Longs Drug Stores Corp.	20,925	881
MICROS Systems, Inc. (b)(d)	53,149	1,620
Middleby Corp. (b)(d)	24,000	1,054
Natus Medical, Inc. (b)	52,120	1,091
Nuance Communications, Inc. (b)(d)	80,280	1,258
Old Dominion Freight Line, Inc. (b)(d)	31,735	953
ON Semi-conductor Corp. (b)(d)	284,115	2,605
OptionsXpress Holding, Inc. (d)	42,645	953
Parexel International Corp. (b)	53,730	1,414
Parker Drilling Co. (b)	88,645	887
PrivateBancorp, Inc. (d)	29,217	888
Progress Software Corp. (b)	28,925	740
Psychiatric Solutions, Inc. (b)(d)	31,390	1,188
Rex Energy Corp. (b)	47,095	1,243
Signature Bank & Trust (b)(d)	23,375	602
Silgan Holdings, Inc.	28,245	1,433
Snap-On, Inc.	24,330	1,265
Solera Holdings, Inc. (b)	41,025	1,135
Spartan Stores, Inc. (d)	55,365	1,273
Stanley, Inc. (b)	44,470	1,491
Stifel Financial Corp. (b)(d)	16,101	554
Sun Healthcare Group, Inc. (b)	100,930	1,351
Triumph Group, Inc. (d)	19,001	895
TW Telecom, Inc. (b)	74,095	1,188
Varian Semi-conductor Equipment Associates, Inc. (b)	8,215	286
Verigy Ltd. (b)	77,037	1,749
Watson Wyatt Worldwide, Inc., Class A	18,052	955
Zoltek Cos., Inc. (b)(d)	24,529	595

		70,291

Total Common Stock (cost—$175,837)		186,053

06.30.08	Allianz Funds Annual Report	15

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2008

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—19.5%
Collateral Invested for Securities on Loan (c)—18.6%
Allianz Dresdner Daily Asset Fund (e)	19,996,782	$19,997

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$5,000	5,000
Deutsche Bank, 2.50% due 7/1/08	5,270	5,270
Wells Fargo Bank NA, 2.25% due 7/1/08	5,000	5,000

		35,267

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,694; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $1,730 including accrued interest (cost—$1,694)	1,694	1,694

Total Short-Term Investments (cost—$36,961)		36,961

Total Investments (cost—$212,798) (a)—117.4%		223,014

Liabilities in excess of other assets—(17.4%)		(33,043)

Net Assets—100.0%		$189,971

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $95,268, representing 50.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c ) Securities purchased with the cash proceeds from the securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $34,008; cash collateral of $35,247 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

16	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.0%
Brambles Ltd.	83,325	$698
Westpac Capital Corp.	50,000	960

		1,658

Belgium—1.2%
InBev NV	14,000	968

Brazil—1.9%
Bovespa Holding S.A.	61,500	763
Petroleo Brasileiro S.A. ADR	11,600	822

		1,585

Canada—1.3%
Canadian Natural Resources Ltd.	10,700	1,058

Cayman Islands—0.8%
Netease.com, Inc. ADR (b)	30,000	654

China—1.8%
China Mobile Ltd.	32,000	430
CNOOC Ltd.	586,000	1,017

		1,447

Denmark—1.5%
Novo Nordisk AS, Class B	19,000	1,251

Finland—2.4%
Nokia Oyj	34,000	831
Outotec Oyj	18,100	1,146

		1,977

France—9.6%
Arkema	555	31
Capgemini S.A.	18,285	1,072
Groupe Danone	11,300	791
Ipsen	16,530	845
L’Oreal S.A.	11,500	1,247
Pinault-Printemps-Redoute S.A.	7,370	813
Total S.A.	25,800	2,196
Vinci S.A.	14,800	904

		7,899

Germany—8.2%
BAYER AG	25,594	2,153
Merck KGaA	6,700	952
SAP AG (d)	33,604	1,759
Siemens AG	17,175	1,904

		6,768

Hong Kong—1.7%
Cheung Kong Ltd.	53,000	717
Li & Fung Ltd.	225,800	681

		1,398

India—1.3%
Bharti Airtel Ltd. (b)	41,395	696
ICICI Bank Ltd.	25,000	369

		1,065

Italy—1.2%
UniCredit SpA	156,448	952

Japan—19.1%
Acom Co., Ltd.	19,000	588
Asahi Glass Co., Ltd. (d)	63,000	763
East Japan Railway Co.	155	1,263
Fanuc Ltd.	5,400	528
Ibiden Co., Ltd.	16,400	597
Inpex Holdings, Inc.	90	1,137
Kirin Brewery Co., Ltd.	40,000	625
Kuraray Co., Ltd.	71,000	847
Marubeni Corp.	120,000	1,001

	Shares	Value (000s)

Mitsui Fudosan Co., Ltd.	47,000	$1,006
Mizuho Financial Group, Inc.	159	740
Nidec Corp.	13,300	886
Nintendo Co., Ltd.	2,300	1,304
NTT Data Corp. (d)	234	916
Promise Co., Ltd.	14,000	391
Sharp Corp.	69,000	1,125
Sumitomo Mitsui Financial Group, Inc.	169	1,271
T&D Holdings, Inc.	12,500	771

		15,759

Mexico—1.2%
America Movil S.A. de C.V. ADR, Class L	19,000	1,002

Netherlands—4.8%
Akzo Nobel NV	14,000	958
Koninklijke Philips Electronics NV	29,000	982
Royal KPN NV	54,407	930
Unilever NV	40,000	1,131

		4,001

Norway—0.7%
Acergy S.A. (d)	27,000	602

Singapore—0.5%
Raffles Education Corp. Ltd.	470,000	391

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,033

Spain—2.5%
Telefonica S.A.	77,000	2,038

Sweden—1.7%
Hennes & Mauritz AB, Class B	26,800	1,446

Switzerland—12.9%
ABB Ltd. (b)	60,000	1,698
Holcim Ltd.	10,600	857
Lonza Group AG	10,700	1,479
Nestle S.A.	56,000	2,531
Roche Holdings AG	10,730	1,929
UBS AG (b)	55,000	1,146
Zurich Financial Services AG	4,000	1,019

		10,659

United Kingdom—18.8%
Barclays PLC	184,092	1,044
Barclays PLC Rights Bonus Issue (b)(e)	39,448	8
Diageo PLC	65,612	1,202
Inmarsat PLC	78,000	813
Lonmin PLC	15,000	947
Man Group PLC	92,925	1,148
Prudential PLC	116,000	1,224
Reckitt Benckiser Group PLC	27,125	1,370
Rio Tinto PLC	18,100	2,180
Serco Group PLC	96,600	857
Shire Ltd.	41,074	671
Smith & Nephew PLC	76,500	839
Vodafone Group PLC	433,097	1,276
Xstrata PLC	24,500	1,952

		15,531

Total Common Stock (cost—$75,362)		81,142

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—7.7%
Collateral Invested for Securities on Loan (c)—5.4%
Deutsche Bank, 2.50% due 7/1/08	$4,490	$4,490

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $1,866; collateralized by Federal Farm Credit Bank, 4.875%, due 12/16/15, valued at $1,907 including accrued interest (cost—$1,866)	1,866	1,866

Total Short-Term Investments (cost—$6,356)		6,356

Total Investments (cost—$81,718) (a)—106.0%		87,498

Liabilities in excess of other assets—(6.0%)		(4,950)

Net Assets—100.0%		$82,548

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $74,305, representing 90.01% of net assets, have been valued utilizing modeling tools provided by a third party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $4,265; cash collateral of $4,482 was received with which the Fund purchased short-term investments.

(e) Fair-valued security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	17

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.4%
Capital Goods—5.4%
Deere & Co.	118,195	$8,525
Fluor Corp.	52,105	9,696
Textron, Inc.	148,700	7,127

		25,348

Consumer Discretionary—9.5%
Avon Products, Inc.	192,970	6,951
CVS Corp.	338,970	13,413
McDonald’s Corp.	200,200	11,255
Wal-Mart Stores, Inc. (a)	231,525	13,012

		44,631

Consumer Staples—6.1%
Coca-Cola Co.	137,840	7,165
Colgate-Palmolive Co.	141,730	9,794
PepsiCo, Inc.	95,220	6,055
Procter & Gamble Co.	94,050	5,719

		28,733

Energy—8.3%
Schlumberger Ltd.	148,730	15,978
Weatherford International Ltd. (b)(d)	242,945	12,048
XTO Energy, Inc.	164,560	11,274

		39,300

Financial Services—7.0%
Charles Schwab Corp.	113,139	2,324
Goldman Sachs Group, Inc.	28,760	5,030
IntercontinentalExchange, Inc. (b)	50,400	5,746
M&T Bank Corp. (d)	52,830	3,727
Northern Trust Corp.	112,035	7,682
U.S. Bancorp	174,305	4,861
Wachovia Corp. (d)	217,325	3,375

		32,745

Healthcare—15.9%
Abbott Laboratories	168,705	8,936
Allergan, Inc.	73,650	3,834
Baxter International, Inc.	117,375	7,505
Celgene Corp. (a)(b)	84,629	5,405
Genentech, Inc. (b)	97,560	7,405
Gilead Sciences, Inc. (a)(b)	183,350	9,708
Medco Health Solutions, Inc. (b)	49,900	2,355
Merck & Co., Inc.	228,055	8,595
Shire Pharmaceuticals Group PLC ADR (d)	121,845	5,986
St. Jude Medical, Inc. (b)	160,440	6,559
Teva Pharmaceutical Industries Ltd. ADR (d)	186,760	8,554

		74,842

Materials & Processing—5.7%
Air Products & Chemicals, Inc.	71,800	7,098
Companhia Vale do Rio Doce ADR (d)	124,565	4,462
Monsanto Co. (a)	64,650	8,174
Precision Castparts Corp.	75,338	7,260

		26,994

Multi-Media—1.7%
Walt Disney Co.	253,480	7,909

Oil & Gas—6.1%
Exxon Mobil Corp.	190,835	16,818
Transocean, Inc. (b)	78,239	11,923

		28,741

Technology—21.3%
Adobe Systems, Inc. (b)(d)	137,515	5,417
Amazon.com, Inc. (b)	77,100	5,654

	Shares	Value (000s)

Apple, Inc. (a)(b)	100,745	$16,869
Corning, Inc.	229,386	5,287
Google, Inc., Class A (b)	20,985	11,047
Hewlett-Packard Co.	187,171	8,275
Intel Corp.	431,740	9,274
Microsoft Corp.	344,110	9,466
Oracle Corp. (b)	335,915	7,054
Research In Motion Ltd. (b)	48,165	5,630
Texas Instruments, Inc.	183,695	5,173
Thermo Fisher Scientific, Inc. (b)	166,155	9,260
Yahoo!, Inc. (b)	93,700	1,936

		100,342

Telecommunications—6.4%
AT&T, Inc.	258,725	8,716
Cisco Systems, Inc. (a)(b)	361,150	8,400
QUALCOMM, Inc.	176,575	7,835
Verizon Communications, Inc.	146,855	5,199

		30,150

Total Common Stock (cost—$407,015)		439,735

SHORT-TERM INVESTMENTS—7.3%
Collateral Invested for Securities on Loan (c)—5.7%
Allianz Dresdner Daily Asset Fund (e)	4,993,446	4,993

	Principal Amount (000s)
Deutsche Bank,
2.50% due 7/1/08	$18,882	18,882
Morgan Stanley,
2.16% due 9/3/08, FRN	3,000	3,000

		26,875

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $7,341; collateralized by Federal Home Loan Bank Discount Note, 5.006%, due 7/9/08, valued at $7,491 including accrued interest (cost—$7,341)	7,341	7,341

Total Short-Term Investments (cost—$34,216)		34,216

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.4%
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	1,773	127
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	1,149	793
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	4,464	960

		1,880

	Contracts	Value (000s)

Put Options—0.3%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	646	$1,573

Total Options Purchased (cost—$5,231)		3,453

Total Investments before options written (cost—$446,462)—101.4%		477,404

OPTIONS WRITTEN (b)—(1.7)%
Call Options—(0.6)%
Air Product & Chemicals, Inc., strike price $120, expires 1/17/09	718	(172)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	1,773	(9)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	1,149	(563)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	3,133	(276)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	1,833	(660)
Monsanto Co. (CBOE), strike price $170, expires 1/17/09	646	(371)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	8,927	(402)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	1,777	(515)

		(2,968)

Put Options—(1.1)%
Air Products & Chemicals (CBOE), strike price $90, expires 1/17/09	768	(392)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	771	(513)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	1,773	(709)
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	1,149	(253)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	1,728	(449)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	2,495	(44)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	6,532	(444)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	646	(198)
strike price $110, expires 1/17/09	646	(616)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	756	(760)

18	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	4,464	$(870)

		(5,248)

Total Options Written (premiums received—$10,488)		(8,216)

Total Investments net of options written (cost—$435,974)—99.7%		469,188

Other assets less other liabilities—0.3%		1,606

Net Assets—100.0%		$470,794

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $25,946; cash collateral of $26,836 was received with which the Fund purchased short-term investments.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30,2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	19

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—97.2%
Aerospace—1.8%
Alliant Techsystems, Inc. (a)	12,120	$1,232
Goodrich Corp.	1,870	89

		1,321

Building/Construction—1.8%
Foster Wheeler Ltd. (a)	18,512	1,354

Capital Goods—5.7%
CH Robinson Worldwide, Inc.	9,470	519
Cooper Industries Ltd., Class A	20,033	791
Intermec, Inc. (a)(c)	36,999	780
J.B. Hunt Transport Services, Inc. (c)	13,850	461
Joy Global, Inc.	5,030	382
Roper Industries, Inc. (c)	12,155	801
Shaw Group, Inc. (a)	7,655	473

		4,207

Communications—1.9%
MetroPCS Communications, Inc. (a)(c)	36,134	640
NII Holdings, Inc., Class B (a)	16,334	776

		1,416

Consumer Discretionary—10.3%
Avon Products, Inc.	42,105	1,517
China Nepstar Chain Drug Ltd. ADR (c)	13,630	118
Chipotle Mexican Grill, Inc., Class B (a)	1,210	91
Gildan Activewear, Inc. (a)	28,695	742
Guess?, Inc.	15,375	576
International Game Technology	16,792	419
Longs Drug Stores Corp.	22,485	947
McKesson Corp.	2,605	146
Navistar International Corp. (a)	5,300	349
Nordstrom, Inc.	13,560	411
Phillips-Van Heusen	14,990	549
Ross Stores, Inc.	32,855	1,167
Urban Outfitters, Inc. (a)	21,720	677

		7,709

Consumer Services—4.5%
Apollo Group, Inc., Class A (a)	12,845	568
Crown Holdings, Inc. (a)	15,310	398
E.W. Scripps Co., Class A	15,230	633
Owens-Illinois, Inc. (a)	8,740	364
Quanta Services, Inc. (a)(c)	41,142	1,369

		3,332

Consumer Staples—5.8%
Bunge Ltd. (c)	4,950	533
Clorox Co.	5,870	306
Hansen Natural Corp. (a)(c)	10,730	309
Kroger Co.	35,700	1,031
Sara Lee Corp.	20,840	255
Molson Coors Brewing Co., Class B	23,175	1,259
Pepsi Bottling Group, Inc.	7,900	221
Wm. Wrigley Jr. Co.	5,220	406

		4,320

Energy—14.0%
Arch Coal, Inc. (c)	3,210	241
Consol Energy, Inc.	11,020	1,238
Core Laboratories NV (a)	5,920	843
First Solar, Inc. (a)	435	119
Massey Energy Co.	3,300	309
Murphy Oil Corp.	2,800	275
Nabors Industries Ltd. (a)	17,050	839
National-Oilwell Varco, Inc. (a)	9,625	854
Newfield Exploration Co. (a)	10,810	705
Range Resources Corp.	13,870	909
Southwestern Energy Co. (a)	29,764	1,417

	Shares	Value (000s)

Sunoco, Inc.	13,350	$543
Sunpower Corp., Class A (a)(c)	1,175	85
Diamond Offshore Drilling, Inc.	6,070	845
Weatherford International Ltd. (a)	24,154	1,198

		10,420

Environmental Services—1.6%
Republic Services, Inc.	38,970	1,157

Financial Services—5.7%
City National Corp.	810	34
Federated Investors, Inc., Class B	6,200	213
Genworth Financial, Inc., Class A	16,085	287
IntercontinentalExchange, Inc. (a)	1,750	200
Invesco Ltd.	6,725	161
Janus Capital Group, Inc. (c)	18,255	483
Lazard Ltd.	9,626	329
M&T Bank Corp. (c)	6,760	477
Northern Trust Corp.	17,547	1,203
Och-Ziff Capital Management Group LLC (c)	12,365	235
Progressive Corp.	12,100	232
Zions Bancorporation (c)	12,832	404

		4,258

Healthcare—11.1%
Allergan, Inc.	17,920	933
Barr Laboratories, Inc. (a)	1,915	86
Charles River Laboratories International, Inc. (a)	10,105	646
Community Health Systems, Inc. (a)	5,500	181
Covance, Inc. (a)	2,170	187
Coventry Health Care, Inc. (a)(c)	22,025	670
Express Scripts, Inc. (a)(c)	13,015	816
Hologic, Inc. (a)	22,767	496
Icon PLC ADR (a)	6,100	461
Illumina, Inc. (a)(c)	7,915	690
ImClone Systems, Inc. (a)	4,090	165
Qiagen NV (a)(c)	46,805	942
Quest Diagnostics, Inc. (c)	9,827	476
Shire Pharmaceuticals Group PLC ADR (c)	12,455	612
St. Jude Medical, Inc. (a)	11,270	461
United Therapeutics Corp. (a)(c)	4,180	409

		8,231

Hotels/Gaming—0.4%
Starwood Hotels & Resorts Worldwide, Inc.	6,812	273

Industrial—0.5%
AGCO Corp. (a)	6,685	350

Insurance—0.2%
Cigna Corp.	3,630	129

Materials & Processing—5.0%
Air Products & Chemicals, Inc.	9,200	909
Cleveland-Cliffs, Inc.	8,020	956
Intrepid Potash, Inc. (a)	10,815	711
Precision Castparts Corp.	6,190	597
U.S. Steel Corp.	3,020	558

		3,731

Technology—25.1%
Activision, Inc. (a)	27,199	927
Akamai Technologies, Inc. (a)(c)	25,635	892
Amazon.com, Inc. (a)	7,045	517
Ametek, Inc.	32,119	1,517
Cognizant Technology Solutions
Corp., Class A (a)	27,610	898
Crown Castle International Corp. (a)	9,090	352
Dolby Laboratories, Inc., Class A (a)	16,150	651
Electronic Arts, Inc. (a)	27,285	1,212
Fiserv, Inc. (a)	16,450	746
Global Payments, Inc.	12,475	581

	Shares	Value (000s)

Intersil Corp., Class A	30,515	$742
Intuit, Inc. (a)	13,550	374
Juniper Networks, Inc. (a)	27,645	613
Marvell Technology Group Ltd. (a)	34,445	608
Maxim Integrated Products, Inc.	36,491	772
McAfee, Inc. (a)	26,335	896
MEMC Electronic Materials, Inc. (a)	1,935	119
Microchip Technology, Inc. (c)	13,050	399
National Semi-conductor Corp.	5,135	105
Netapp, Inc. (a)(c)	28,620	620
ON Semi-conductor Corp. (a)(c)	63,215	580
PMC-Sierra, Inc. (a)(c)	64,380	493
Salesforce.com, Inc. (a)	9,795	668
SBA Communications Corp., Class A (a)	40,321	1,452
Thermo Fisher Scientific, Inc. (a)	16,785	935
Xilinx, Inc.	38,820	980

		18,649

Telecommunications—0.2%
SAVVIS, Inc. (a)(c)	12,510	162

Utilities—1.6%
NRG Energy, Inc. (a)	23,650	1,014
PPL Corp.	3,590	188

		1,202

Total Common Stock (cost—$69,614)		72,221

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (b)—16.9%
Allianz Dresdner Daily Asset Fund (d)	3,391,405	3,391

	Principal Amount (000s)
Deutsche Bank, 2.50% due 7/1/08	$2,185	2,185
Natixis, 2.25% due 7/1/08	3,500	3,500
Wells Fargo Bank NA, 2.25% due 7/1/08	3,500	3,500

Total Short-Term Investments (cost—$12,576)		12,576

Total Investments (cost—$82,190)—114.1%		84,797

Liabilities in excess of other assets—(14.1%)		(10,497)

Net Assets—100.0%		$74,300

20	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2008

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $12,001; cash collateral of $12,359 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	21

Schedule of Investments

RCM Small-Cap Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—93.8%
Aerospace—1.4%
BE Aerospace, Inc. (a)	2,240	$52
Triumph Group, Inc. (c)	1,251	59

		111

Automotive—0.7%
LKQ Corp. (a)	3,063	55

Capital Goods—7.3%
Amerigon, Inc. (a)(c)	5,885	42
Baldor Electric (c)	2,486	87
Barnes Group, Inc. (c)	3,250	75
Clean Harbors, Inc. (a)	805	57
DXP Enterprises, Inc. (a)	1,250	52
Intermec, Inc. (a)	2,745	58
Middleby Corp. (a)(c)	1,415	62
Snap-On, Inc.	1,400	73
Stanley, Inc. (a)	2,090	70

		576

Commercial Services—3.7%
American Public Education, Inc. (a)	2,265	89
Bankrate, Inc. (a)	1,210	47
Parexel International Corp. (a)	2,630	69
Team, Inc. (a)	2,451	84

		289

Consumer Discretionary—12.2%
Bare Escentuals, Inc. (a)(c)	2,894	54
Brown Shoe Co., Inc.	3,168	43
Central European Distribution Corp. (a)(c)	2,850	211
Chattem, Inc. (a)(c)	1,243	81
Deckers Outdoor Corp. (a)	664	92
Dollar Tree Stores, Inc. (a)	1,946	64
G&K Services, Inc., Class A	890	27
Gymboree Corp. (a)	1,744	70
HH Gregg, Inc. (a)	7,015	70
Longs Drug Stores Corp.	1,015	43
Lululemon Athletica, Inc. (a)(c)	1,514	44
Spartan Stores, Inc.	4,418	102
Warnaco Group, Inc. (a)	1,516	67

		968

Consumer Services—7.5%
Capella Education Co. (a)	1,015	60
Central European Media Enterprises Ltd., Class A (a)	890	81
Factset Research Systems, Inc. (c)	1,362	77
Geo Group, Inc. (a)	2,990	67
HMS Holdings Corp. (a)	2,450	53
Life Time Fitness, Inc. (a)(c)	1,689	50
Silgan Holdings, Inc.	1,582	80
Sinclair Broadcast Group, Inc., Class A (c)	8,165	62
Watson Wyatt Worldwide, Inc., Class A	1,141	60

		590

Energy—11.1%
Arena Resources, Inc. (a)	1,605	85
Carrizo Oil & Gas, Inc. (a)	1,670	114
Concho Resources, Inc. (a)	4,745	177
Core Laboratories NV (a)	745	106
Parker Drilling Co. (a)	5,060	51
Penn Virginia Corp.	1,538	116
Rex Energy Corp. (a)	2,605	69
Superior Energy Services (a)	1,999	110
T-3 Energy Services, Inc. (a)	724	57

		885

Financial Services—8.3%
Affiliated Managers Group, Inc. (a)	1,245	112

	Shares	Value (000s)

Castlepoint Holdings Ltd.	5,110	$46
Corporate Office Properties Trust, REIT	1,870	64
Extra Space Storage, Inc., REIT	2,590	40
GFI Group, Inc.	5,045	45
OptionsXpress Holding, Inc.	2,560	57
PrivateBancorp, Inc.	1,825	55
Prosperity Bancshares, Inc.	2,130	57
Signature Bank & Trust (a)(c)	1,230	32
Stifel Financial Corp. (a)(c)	1,627	56
Sunstone Hotel Investors, Inc., REIT	2,330	39
Tower Group, Inc.	2,110	45
Virginia Commerce Bancorp (a)	2,406	13

		661

Healthcare—15.1%
Amedisys, Inc. (a)	1,580	80
Applera Corp.—Celera Genomics Group (a)	5,174	59
Conceptus, Inc. (a)(c)	2,300	43
Eurand NV (a)	3,318	47
Genoptix, Inc. (a)	2,215	70
Herbalife Ltd.	1,310	51
Hologic, Inc. (a)(c)	1,820	40
Icon PLC ADR (a)	852	64
Illumina, Inc. (a)(c)	1,318	115
Immucor, Inc. (a)	1,345	35
inVentiv Health, Inc. (a)	2,895	80
Luminex Corp. (a)(c)	2,060	42
Natus Medical, Inc. (a)	2,933	61
PSS World Medical, Inc. (a)	4,084	67
Psychiatric Solutions, Inc. (a)	1,896	72
Sun Healthcare Group, Inc. (a)	6,060	81
United Therapeutics Corp. (a)(c)	529	52
Volcano Corp. (a)	3,451	42
Wright Medical Group, Inc. (a)	3,468	98

		1,199

Industrial—0.7%
Actuant Corp.	1,823	57

Materials & Processing—1.0%
Horsehead Holding Corp. (a)	3,195	39
Zoltek Cos., Inc. (a)(c)	1,661	40

		79

Technology—16.8%
DealerTrack Holdings, Inc. (a)	3,545	50
Entegris, Inc. (a)	8,892	58
FormFactor, Inc. (a)	4,024	74
Intersil Corp., Class A	2,385	58
JDA Software Group, Inc. (a)	3,980	72
MICROS Systems, Inc. (a)(c)	3,345	102
Monolithic Power Systems, Inc. (a)	2,977	64
Nuance Communications, Inc. (a)	3,790	60
Omniture, Inc. (a)(c)	1,948	36
ON Semi-conductor Corp. (a)(c)	22,575	207
Pericom Semiconductor Corp. (a)	4,231	63
Progress Software Corp. (a)	3,670	94
Solera Holdings, Inc. (a)	3,080	85
Taleo Corp., Class A (a)	1,165	23
Varian Semi-conductor Equipment Associates, Inc. (a)	2,245	78
Verigy Ltd. (a)	5,845	133
Vocus, Inc. (a)	2,334	75

		1,332

Telecommunications—4.2%
Centennial Communications Corp. (a)	8,765	61
Comtech Telecommunications Corp. (a)	1,550	76
NTELOS Holdings Corp.	2,715	69
PAETEC Holding Corp. (a)	8,798	56
TW Telecom, Inc. (a)	4,393	70

		332

	Shares	Value (000s)

Transportation (a)—2.9%
Bristow Group, Inc.	1,460	$72
Gulfmark Offshore, Inc.	1,491	87
Old Dominion Freight Line, Inc.	2,296	69

		228

Utilities—0.9%
Avista Corp.	3,194	69

Total Common Stock (cost—$7,288)		7,431

SHORT-TERM INVESTMENTS—22.8%
Collateral Invested for Securities on Loan (b)—18.7%
Allianz Dresdner Daily Asset Fund (d)	533,510	534

	Principal Amount (000s)
ABN-AMRO Bank NV, 2.125% due 7/1/08	$400	400
Deutsche Bank, 2.501% due 7/1/08	145	145
Nordea Bank AB, 2.25% due 7/1/08	400	400

		1,479

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $327; collateralized by Freddie Mac Discount Note, 2.00%, due 7/9/08, valued at $335 including accrued interest (cost—$327)	327	327

Total Short-Term Investments (cost—$1,806)		1,806

Total Investments (cost—$9,094)—116.6%		9,237

Liabilities in excess of other assets—(16.6%)		(1,313)

Net Assets—100.0%		$7,924

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Security purchased with the cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $1,434; cash collateral of $1,478 was received with which the Fund purchased short-term investments.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

22	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—102.3%
Aerospace—0.8%
General Dynamics Corp. (a)	562	$47

Building—1.4%
Lennar Corp., Class A	4,855	60
Toll Brothers, Inc. (b)	1,300	24

		84

Capital Goods—2.6%
Colfax Corp. (b)	668	17
Deere & Co. (a)	882	64
Fluor Corp. (a)	415	77

		158

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	693	30

Consumer Discretionary—14.1%
Avon Products, Inc.	2,289	83
China Nepstar Chain Drug Ltd. ADR	1,984	17
CVS Corp. (a)	4,483	177
Dick’s Sporting Goods, Inc. (b)	2,160	38
GameStop Corp., Class A (a)(b)	1,925	78
Gildan Activewear, Inc. (b)	1,659	43
Guess?, Inc.	790	30
Gymboree Corp. (b)	590	24
Macrovision Solutions Corp. (b)	858	13
McDonald’s Corp. (a)	2,445	137
Nordstrom, Inc.	148	5
Royal Caribbean Cruises Ltd.	1,900	43
Wal-Mart Stores, Inc. (a)	2,508	141
Walt Disney Co.	963	30

		859

Consumer Services—0.6%
Quanta Services, Inc. (a)(b)	1,145	38

Consumer Staples—3.1%
Coca-Cola Co. (a)	1,756	92
Colgate-Palmolive Co. (a)	1,450	100

		192

Energy—11.5%
Concho Resources, Inc. (a)(b)	3,525	131
Diamond Offshore Drilling, Inc.	120	17
First Solar, Inc. (a)(b)	338	92
Schlumberger Ltd. (a)	1,603	172
Southwestern Energy Co. (b)	1,541	73
Sunpower Corp., Class A (a)(b)	1,523	110
Weatherford International Ltd. (b)	1,462	73
XTO Energy, Inc.	494	34

		702

Financial Services—6.7%
Charles Schwab Corp.	708	15
Citigroup, Inc. (a)	6,151	103
IntercontinentalExchange, Inc. (a)(b)	814	93
Lazard Ltd.	1,006	34
Northern Trust Corp. (a)	1,793	123
U.S. Bancorp	1,415	39

		407

Healthcare—9.2%
Abbott Laboratories	1,173	62
Allergan, Inc.	846	44
Celgene Corp. (b)	1,057	68
Gilead Sciences, Inc. (a)(b)	2,264	120
Hologic, Inc. (b)	1,435	31
Merck & Co., Inc.	851	32
Shire Pharmaceuticals Group PLC ADR	1,521	75

	Shares	Value (000s)

St. Jude Medical, Inc. (a)(b)	790	$32
Teva Pharmaceutical Industries Ltd. ADR (a)	2,055	94

		558

Hotels/Gaming—0.5%
MGM Mirage, Inc. (b)	895	30

Materials & Processing—10.9%
Air Products & Chemicals, Inc.	661	65
Monsanto Co. (a)	1618	205
Potash Corp. of Saskatchewan	220	50
Cleveland-Cliffs, Inc. (a)	2,312	276
Precision Castparts Corp. (a)	480	46
Weyerhaeuser Co.	430	22

		664

Oil & Gas—4.0%
Exxon Mobil Corp.	1,287	113
Transocean, Inc. (a)(b)	878	134

		247

Technology—33.7%
Activision, Inc. (b)	2,062	70
Adobe Systems, Inc. (b)	800	31
Amazon.com, Inc. (b)	810	59
American Tower Corp., Class A (b)	1,220	52
Apple, Inc. (a)(b)	1,575	264
Cisco Systems, Inc. (b)	2,045	48
Cognizant Technology Solutions Corp., Class A (b)	952	31
Corning, Inc. (a)	3,658	84
Crown Castle International Corp. (b)	1,130	44
Ctrip.com International Ltd. ADR	566	26
Data Domain, Inc. (b)	1,675	39
Electronic Arts, Inc. (b)	579	26
EMC Corp. (b)	4,999	73
Google, Inc., Class A (a)(b)	271	143
Intel Corp.	2,345	50
Itron, Inc. (b)	667	66
Marvell Technology Group Ltd. (b)	930	16
Maxim Integrated Products, Inc.	1,050	22
MEMC Electronic Materials, Inc. (b)	840	52
Micron Technology, Inc. (b)	4,475	27
Microsoft Corp.	6,635	182
Nuance Communications, Inc. (b)	2,250	35
Oracle Corp. (a)(b)	4,085	86
PMC-Sierra, Inc. (b)	3,770	29
QUALCOMM, Inc. (a)	2,160	96
Research In Motion Ltd. (a)(b)	1,300	152
Riverbed Technology, Inc. (b)	990	14
Salesforce.com, Inc. (a)(b)	1,296	88
Texas Instruments, Inc.	1,982	56
Thermo Fisher Scientific, Inc. (b)	804	45
Waters Corp. (b)	395	25
Yahoo!, Inc. (b)	1,210	25

		2,056

Telecommunications—2.7%
AT&T, Inc. (a)	3,025	102
NII Holdings, Inc., Class B (b)	658	31
SBA Communications Corp., Class A (b)	833	30

		163

Total Common Stock (cost—$6,097)		6,235

	Principal Amount (000s)	Value (000s)

U.S. TREASURY BILLS—3.1%
U.S. Treasury Bills, 1.01%, due 9/4/08-9/25/08 (cost—$189)	$189	$189

OPTIONS PURCHASED (b)—2.6%
	Contracts
Call Options—1.8%
Air Products & Chemicals (CBOE), strike price $75, expires 1/17/09	6	16
Apollo Group, Inc. (CBOE), strike price $50, expires 11/22/08	16	6
AT&T, Inc. (CBOE), strike price $40, expires 1/17/09	7	1
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	15	11
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/17/09	18	7
CommScope, Inc. (CBOE), strike price $55, expires 1/17/09	7	4
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	3	1
Intel Corp. (CBOE), strike price $30, expires 1/17/09	42	1
Longs Drug Stores Corp. (CBOE), strike price $45, expires 9/20/08	38	8
Palm, Inc. (CBOE), strike price $7.50, expires 1/17/09	25	1
Riverbed Technology, Inc. (CBOE), strike price $15, expires 12/20/08	25	5
strike price $17.50, expires 12/20/08	61	9
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	6	10
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	11	—(c)
SPX Volatility Index (CBOE), strike price $26, expires 11/19/08	79	17
Texas Instruments, Inc. (CBOE), strike price $30, expires 7/19/08	12	—(c)
Wachovia Corp. (CBOE), strike price $17.50, expires 8/16/08	64	9

		106

Put Options—0.8%
Monsanto Co. (CBOE), strike price $140, expires 1/17/09	15	36
Powershares QQQ Trust (CBOE), strike price $45, expires 9/20/08	12	3

06.30.08	Allianz Funds Annual Report	23

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE), strike price $138, expires 9/22/08	10	$11

		50

Total Options Purchased (cost—$193)		156

Total Investments before options written and securities sold short (cost—$6,479)—108.0%		6,580

OPTIONS WRITTEN (b)—(7.7)%
Call Options—(3.7)%
Adobe Systems, Inc. (CBOE), strike price $40, expires 1/17/09	3	(1)
American Tower Corp. (CBOE), strike price $50, expires 1/17/09	4	—(c)
Apollo Group, Inc. (CBOE), strike price $70, expires 11/22/08	16	(1)
Apple, Inc. (CBOE), strike price $210, expires 1/17/09	9	(9)
AT&T, Inc. (CBOE), strike price $50, expires 1/17/09	7	—(c)
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	15	(7)
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 7/19/08	6	—(c)
Citigroup, Inc. (CBOE), strike price $20, expires 1/17/09	62	(8)
Cleveland-Cliffs, Inc. (CBOE), strike price $60, expires 10/18/08	6	(35)
strike price $72.50, expires 7/19/08	8	(38)
CommScope, Inc. (CBOE), strike price $70, expires 1/17/09	7	(1)
Concho Resources, Inc. (CBOE), strike price $40, expires 12/20/08	6	(3)
Crocs, Inc. (CBOE), strike price $20, expires 9/20/08	16	—(c)
CVS Corp. (CBOE), strike price $42.50, expires 11/22/08	7	(1)
Dick’s Sporting Goods, Inc. (CBOE), strike price $32.50, expires 9/20/08	23	—(c)
Exxon Mobil Corp. (CBOE), strike price $100, expires 7/19/08	8	—(c)
First Solar, Inc. (CBOE), strike price $310, expires 12/20/08	3	(12)
GameStop Corp. (CBOE), strike price $45, expires 1/17/09	19	(8)
Gilead Sciences, Inc. (CBOE), strike price $55, expires 11/22/08	21	(8)

	Contracts	Value (000s)

Google, Inc. (CBOE), strike price $690, expires 1/17/09	2	$(3)
Hewlett-Packard Co. (CBOE), strike price $50, expires 8/16/08	13	—(c)
Intel Corp. (CBOE), strike price $35, expires 1/17/09	42	—(c)
Lennar Corp. (CBOE), strike price $17.50, expires 8/16/08	47	(1)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	12	(2)
MEMC Electronic Materials, Inc. (CBOE), strike price $75, expires 1/17/09	7	(4)
MGM Mirage, Inc. (CBOE), strike price $55, expires 1/17/09	11	(1)
Micron Technology, Inc. (CBOE), strike price $7, expires 10/18/08	43	(2)
Microsoft Corp. (CBOE), strike price $35, expires 1/17/09	79	(3)
Monsanto Co. (CBOE), strike price $120, expires 10/18/08	3	(5)
strike price $170, expires 1/17/09	15	(9)
Oracle Corp. (CBOE), strike price $22.50, expires 1/17/09	41	(7)
Potash Corp. of Saskatchewan (CBOE), strike price $220, expires 9/20/08	2	(6)
Powershares QQQ Trust (CBOE), strike price $48, expires 9/30/08	12	(2)
Qualcomm, Inc. (CBOE), strike price $52.50, expires 10/18/08	12	(1)
Riverbed Technology, Inc. (CBOE), strike price $20, expires 12/20/08	25	(2)
strike price $22.50, expires 12/20/08	61	(4)
Salesforce.com, Inc. (CBOE), strike price $85, expires 1/17/09	6	(3)
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	11	—(c)
Schlumberger Ltd. (CBOE), strike price $90, expires 8/16/08	7	(14)
Shire Pharmaceuticals Group PLC ADR (CBOE), strike price $60, expires 1/17/09	5	(1)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	158	(7)
Sunpower Corp. (CBOE), strike price $130, expires 1/17/09	6	(1)
Texas Instruments, Inc. (CBOE), strike price $32.50, expires 1/17/09	2	—(c)

	Contracts	Value (000s)

Toll Brothers, Inc. (CBOE), strike price $22.50, expires 12/20/08	13	$(2)
Wachovia Corp. (CBOE), strike price $22.50, expires 8/16/08	64	(2)
Wal-Mart Stores, Inc. (CBOE), strike price $60, expires 1/17/09	24	(7)
Yahoo!, Inc. (CBOE), strike price $30, expires 10/18/08	58	(2)
strike price $32.50, expires 10/18/08	38	(1)

		(224)

Put Options—(4.0)%
Air Products & Chemicals (CBOE), strike price $65, expires 1/17/09	6	—(c)
strike price $90, expires 1/17/09	3	(2)
Amazon.com, Inc. (CBOE), strike price $65, expires 1/17/09	30	(20)
Apollo Group, Inc. (CBOE), strike price $40, expires 1/17/09	16	(7)
Apple, Inc. (CBOE), strike price $115, expires 1/17/09	6	(2)
AT&T, Inc. (CBOE), strike price $35, expires 1/17/09	7	(3)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	3	(1)
strike price $230, expires 1/17/09	3	(6)
Celgene Corp. (CBOE), strike price $50, expires 7/19/08	6	—(c)
strike price $50, expires 1/17/09	15	(3)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	13	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE), strike price $50, expires 1/17/09	18	(5)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/17/09	18	(3)
CommScope, Inc. (CBOE), strike price $45, expires 1/17/09	7	(2)
Corning, Inc. (CBOE), strike price $20, expires 1/17/09	23	(3)
CVS Caremark Corp. (CBOE), strike price $32.50, expires 8/16/08	14	—(c)
Dell, Inc. (CBOE), strike price $17.50, expires 1/17/09	77	(5)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	3	(2)
EMC Corp. (CBOE), strike price $15, expires 1/17/09	10	(2)

24	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2008

	Contracts	Value (000s)

Energizer Holdings, Inc. (CBOE), strike price $85, expires 8/16/08	3	$(4)
Focus Media Holding Ltd. (CBOE), strike price $30, expires 7/19/08	30	(10)
GameStop Corp. (CBOE), strike price $35, expires 1/17/09	18	(5)
Google, Inc. (CBOE), strike price $460, expires 1/17/09	5	(14)
Intel Corp. (CBOE), strike price $20, expires 1/17/09	91	(14)
Longs Drug Stores Corp. (CBOE), strike price $30, expires 12/20/08	22	(2)
strike price $40, expires 12/20/08	16	(6)
Macrovision Solutions Corp. (CBOE), strike price $15, expires 1/17/09	16	(3)
MGM Mirage, Inc. (CBOE), strike price $45, expires 1/17/09	14	(18)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	14	(1)
Monsanto Co. (CBOE), strike price $85, expires 1/17/09	15	(5)
strike price $110, expires 1/17/09	15	(14)
Nordstrom, Inc. (CBOE), strike price $25, expires 1/17/09	44	(8)
Oracle Corp. (CBOE), strike price $17.50, expires 1/17/09	17	(1)
Powershares QQQ Trust (CBOE), strike price $40, expires 9/20/08	12	(1)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 10/18/08	4	—(c)
Research In Motion Ltd. (CBOE), strike price $100, expires 1/17/09	12	(12)
Riverbed Technology, Inc. (CBOE), strike price $12.50, expires 12/20/08	86	(16)
Salesforce.com, Inc., (CBOE), strike price $50, expires 8/16/08	6	—(c)
strike price $50, expires 1/16/10	4	(3)
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	14	(8)
SPX Volatility Index (CBOE), strike price $22, expires 11/19/08	79	(15)
Texas Instruments, Inc. (CBOE), strike price $27.50, expires 10/18/08	11	(2)

	Contracts	Value (000s)

Wachovia Corp. (CBOE), strike price $15, expires 8/16/08	64	$(13)

		(243)

Total Options Written (premiums received—$575)		(467)

SECURITIES SOLD SHORT—(5.0)%
	Shares
Exchange-Traded Funds—(3.5)%
Oil Service HOLDRs Trust	208	(46)
Powershares QQQ Trust	1,587	(72)
Retail HOLDRs Trust	428	(38)
SPDR Trust Series 1, UNIT	415	(53)

		(209)

Financial Services—(0.3)%
Bank of America Corp.	545	(13)
Merrill Lynch & Co., Inc.	246	(8)

		(21)

Industrial—(0.7)%
Caterpillar, Inc.	575	(42)

Machinery—(0.2)%
Graco, Inc.	375	(14)

Technology—(0.3)%
NVIDIA Corp. (b)	1,050	(20)

Total Securities Sold Short (proceeds—$335)		(306)

Total Investments net of options written and securities sold short (cost—$5,569)—95.3%		5,807

Other assets less other liabilities—4.7%		287

Net Assets—100.0%		$6,094

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	25

Schedule of Investments

RCM Technology Fund

June 30, 2008

	Shares	Value (000s)

COMMON STOCK—73.3%
Capital Goods—2.5%
ABB Ltd.	830,455	$23,507
Fluor Corp.	42,090	7,832

		31,339

Chemicals—2.5%
Monsanto Co. (c)	248,380	31,405

Communications—0.5%
Focus Media Holding Ltd. ADR (d)(f)	239,080	6,627

Consumer Discretionary—2.3%
Nintendo Co., Ltd.	53,000	30,055

Consumer Services—0.8%
Capita Group PLC	761,700	10,391

Electronics—1.0%
HON HAI Precision Industry Co., Ltd.	2,601,000	12,791

Energy—5.9%
Canadian Solar, Inc. (d)	32,030	1,296
Diamond Offshore Drilling, Inc. (f)	9,380	1,305
First Solar, Inc. (d)(f)	129,822	35,418
Halliburton Co.	24,795	1,321
Q-Cells AG (d)	6,370	645
Renewable Energy Corp. AS (d)	147,620	3,811
Schlumberger Ltd.	73,280	7,873
Sunpower Corp., Class A (d)(f)	53,365	3,841
Suntech Power Holdings Co., Ltd. ADR (d)(f)	442,590	16,579
Yingli Green Energy Holding Co., Ltd. ADR (d)(f)	240,115	3,823

		75,912

Machinery—0.1%
Flowserve Corp.	9,365	1,280

Semi-conductors—0.5%
Intersil Corp., Class A	262,465	6,383

Technology—55.3%
Activision, Inc. (c)(d)	709,620	24,177
Agilent Technologies, Inc. (d)	36,340	1,300
Alibaba.com Ltd. (d)	2,777,600	3,914
Amazon.com, Inc. (c)(d)(f)	459,095	33,665
Analog Devices, Inc.	326,420	10,370
Apple, Inc. (c)(d)	232,745	38,971
Ariba, Inc. (d)(f)	223,745	3,291
ASML Holding NV (f)	131,555	3,210
Baidu.com ADR (d)(f)	97,312	30,455
Cognizant Technology Solutions Corp., Class A (d)(f)	685,965	22,301
Comcast Corp., Class A (f)	520,705	9,878
Ctrip.com International Ltd. ADR (c)	96,155	4,402
Data Domain, Inc. (d)(f)	1,126,680	26,286
DIRECTV Group, Inc. (d)	126,410	3,280
Electronic Arts, Inc. (d)	64,385	2,861
EMC Corp. (c)(d)	253,955	3,731
Energy Conversion Devices, Inc. (d)(f)	99,745	7,345
Equinix, Inc. (d)(f)	106,685	9,518
Google, Inc., Class A (c)(d)	74,350	39,139
Hewlett-Packard Co.	1,156,915	51,147
Infosys Technologies Ltd. ADR	450,880	19,650
Intel Corp.	258,805	5,631

	Shares	Value (000s)

Itron, Inc. (d)(f)	109,481	$10,768
Juniper Networks, Inc. (d)	74,269	1,647
Linear Technology Corp. (f)	239,375	7,796
Longtop Financial Technologies Ltd. ADR (d)(f)	73,911	1,224
Marvell Technology Group Ltd. (d)	365,790	6,460
McAfee, Inc. (c)(d)	703,620	23,944
MEMC Electronic Materials, Inc. (d)	307,081	18,898
Microsoft Corp. (c)	249,045	6,851
Netease.com, Inc. ADR (d)	702,470	15,307
Netflix, Inc. (d)(f)	48,370	1,261
Nuance Communications, Inc. (d)(f)	402,435	6,306
NVIDIA Corp. (c)(d)	10,600	198
Omniture, Inc. (d)(f)	32,415	602
ON Semi-conductor Corp. (d)(f)	2,614,375	23,974
Oracle Corp. (d)	1,518,820	32,282
QUALCOMM, Inc. (c)	403,970	17,924
Research In Motion Ltd. (c)(d)	142,066	16,608
Riverbed Technology, Inc. (c)(d)(f)	1,942,620	26,653
Salesforce.com, Inc. (c)(d)(f)	748,040	51,039
Samsung Electronics Co., Ltd.	30,965	18,500
Taiwan Semi-conductor Manufacturing Co., Ltd. (d)	2,869,000	6,096
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	2,322,070	25,334
Tencent Holdings Ltd.	4,404,366	34,159

		708,353

Telecommunications—1.9%
American Tower Corp., Class A (d)	264,985	11,196
China Telecom Corp. Ltd.	5,992,000	3,259
Cisco Systems, Inc. (d)	1,000	23
CommScope, Inc. (d)	184,990	9,762

		24,240

Total Common Stock (cost—$880,452)		938,776

SHORT-TERM INVESTMENTS—42.5%
Collateral Invested for Securities on Loan (e)—14.6%
Allianz Dresdner Daily Asset Fund (g)	35,865,587	35,865

	Principal Amount (000s)
Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000
Calyon, 2.75% due 7/1/08	40,000	40,000
Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000
Deutsche Bank, 2.50% due 7/1/08	13,496	13,496
Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000

	Principal Amount (000s)	Value (000s)

Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN (a)	$16,000	$16,000
Morgan Stanley, 2.16% due 9/3/08, FRN	5,000	5,000
Natixis, 2.25% due 7/1/08	23,513	23,513
Northern Rock PLC, 2.528% due 8/1/08, FRN (a)	2,000	2,000

		186,874

Repurchase Agreement—27.9%
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $357,350; collateralized by Federal Home Loan Bank Discount Notes, 2.57- 5.01%, due 7/7/08-7/9/08, valued at $251,555, including accrued interest and U.S. Treasury Discount Note, 2.14%, due 12/11/08, valued at $112,927, including accrued interest (cost—$357,334)	357,334	357,334

Total Short-Term Investments (cost—$544,208)		544,208

OPTIONS PURCHASED (d)—3.7%
	Contracts
Call Options—3.6%
Apple, Inc. (CBOE), strike price $170, expires 1/16/10	2,726	11,054
Cisco Systems, Inc. (CBOE), strike price $27.50, expires 1/17/09	31,046	2,732
Cognizant Technology Solutions Corp. (CBOE), strike price $35, expires 1/16/10	8,531	5,844
Cree, Inc. (CBOE), strike price $30, expires 1/16/10	3,270	981
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	8,414	2,945
Google, Inc. (CBOE), strike price $500, expires 1/17/09	245	1,882
Intel Corp. (CBOE), strike price $22.50, expires 1/17/09	9,811	1,884
International Business Machines Corp. (CBOE), strike price $125, expires 10/18/08	2,173	978
Microsoft Corp. (CBOE), strike price $30, expires 1/17/09	4,075	603
Qualcomm, Inc. (CBOE), strike price $45, expires 1/16/10	1,978	1,750

26	Allianz Funds Annual Report	06.30.08

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2008

	Contracts	Value (000s)

Research In Motion Ltd. (CBOE), strike price $120, expires 1/16/10	3,057	$10,088
strike price $135, expires 1/16/10	473	1,244
Salesforce.com, Inc., (CBOE), strike price $70, expires 1/16/10	2,713	4,558

		46,543

Put Options—0.1%
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	1,049

Total Options Purchased (cost—$51,997)		47,592

Total Investments before options written and securities sold short (cost—$1,476,657)—119.5%		1,530,576

OPTIONS WRITTEN (d)—(3.9)%
Call Options—(0.7)%
Baidu.com, Inc. (CBOE), strike price $380, expires 12/20/08	685	(2,076)
SPX Volatility Index (CBOE), strike price $37.50, expires 11/19/08	22,722	(1,022)
Hewlett-Packard Co. (CBOE), strike price $45, expires 8/16/08	2,897	(406)
Monsanto Co. (CBOE), strike price $110, expires 10/18/08	1,837	(4,216)
SPDR Trust Series 1 (CBOE), strike price $30, expires 12/20/08	3,384	(947)

		(8,667)

Put Options—(3.2)%
Apple, Inc. (CBOE), strike price $140, expires 1/16/10	2,726	(5,670)
AT&T, Inc. (CBOE), strike price $27.50, expires 10/18/08	7,081	(389)
Baidu.com, Inc. (CBOE), strike price $190, expires 9/20/08	1,001	(200)
Cisco Systems, Inc. (CBOE), strike price $22.50, expires 1/17/09	39,578	(6,887)
Cognizant Technology Solutions Corp. (CBOE), strike price $25, expires 1/16/10	8,531	(2,858)
Cree, Inc. (CBOE), strike price $20, expires 1/16/10	3,270	(1,471)
Electronic Arts, Inc. (CBOE), strike price $45, expires 1/16/10	8,414	(5,890)
Google, Inc. (CBOE), strike price $400, expires 1/17/09	245	(309)
Intel Corp. (CBOE), strike price $17.50, expires 1/17/09	9,811	(775)

	Contracts	Value (000s)

International Business Machines Corp. (CBOE), strike price $110, expires 10/18/08	2,818	$(1,071)
strike price $115, expires 10/18/08	1,579	(868)
Microsoft Corp. (CBOE), strike price $25, expires 10/18/08	10,140	(801)
strike price $26, expires 10/18/08	2,878	(302)
strike price $27.50, expires 1/17/09	20,064	(4,715)
Qualcomm, Inc. (CBOE), strike price $35, expires 1/16/10	1,978	(727)
Research In Motion Ltd. (CBOE), strike price $90, expires 1/16/10	3,057	(4,754)
strike price $105, expires 1/16/10	473	(1,048)
Salesforce.com, Inc., (CBOE), strike price $50, expires 1/16/10	2,713	(2,184)

		(40,919)

Total Options Written (premiums received—$59,069)		(49,586)

SECURITIES SOLD SHORT—(4.4)%
	Shares
Consumer Services—(0.4)%
Monster Worldwide, Inc. (d)	249,625	(5,145)

Electronics—(0.6)%
Flextronics International Ltd. (d)	710,345	(6,677)

Exchange-Traded Funds—(0.5)%
Powershares QQQ Trust	142,000	(6,487)

Index Funds—(0.5)%
Semiconductor HOLDRs Trust	217,100	(6,462)

Technology—(2.4)%
Advanced Micro Devices, Inc. (d)	571,710	(3,333)
Blue Coat Systems, Inc. (d)	223,930	(3,160)
Expedia, Inc. (d)	337,540	(6,204)
Lenovo Group Ltd.	5,804,000	(3,948)
Micron Technology, Inc. (d)	530,100	(3,159)
priceline.com, Inc. (d)	25,840	(2,984)
SINA Corp. (d)	29,010	(1,234)
STMicroelectronics NV	304,765	(3,148)
Sun Microsystems, Inc. (d)	354,040	(3,852)

		(31,022)

Total Securities Sold Short (proceeds—$61,974)		(55,793)

Total Investments net of options written and securities sold short (cost—$1,355,614) (b)—111.2%		1,425,197

Other liabilities in excess of other assets—(11.2%)		(143,864)

Net Assets—100.0%		$1,281,333

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these

(b) Securities with an aggregate value of $143,179, representing 11.17% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $179,811; cash collateral of $186,213 was received with which the Fund purchased short-term investments.

(g) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	27

Statements of Assets and Liabilities

June 30, 2008
Amounts in thousands, except per share amounts	RCM Global Resources Fund	RCM Global Small-Cap Fund

Assets:
Investments, at value	$72,354	$223,014
Investments in Affiliates, at value	—	—
Repurchase agreement, at value	—	—
Cash	—	—
Foreign currency, at value	195	415
Security lending interest receivable (net)	—	53
Receivable for investments sold	959	5,142
Receivable for Fund shares sold	486	97
Dividends and interest receivable (net of foreign taxes)	15	531
Other assets	—	—
	74,009	229,252

Liabilities:
Payable for investments purchased	2,834	3,149
Payable for securities sold short	—	—
Overdraft due to Custodian	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	169	550
Payable for collateral for securities on loan	—	35,267
Dividends payable	—	—
Investment advisory fee payable	37	161
Administration fee payable	26	77
Distribution fee payable	12	42
Servicing fee payable	11	35
Payable to securities lending agent	—	—
Recoupment payable to Manager	2	—
	3,091	39,281
Net Assets	$70,918	$189,971

Net Assets Consist of:
Paid-in-capital	$54,812	$190,878
Undistributed (dividends in excess of) net investment income	83	(105)
Accumulated net realized gain (loss)	1,200	(11,009)
Net unrealized appreciation of investments, options written and foreign currency transactions	14,823	10,207
	$70,918	$189,971

Net Assets:
Institutional Class	$10,707	$22,549
Administrative Class	—	—
Other Classes	60,211	167,422

Shares Issued and Outstanding:
Institutional Class	408	857
Administrative Class	—	—
Other Classes	2,334	6,686

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$26.23	$26.32
Administrative Class	—	—

Cost of Investments	$57,531	$212,798
Cost of Investments in Affiliates	$—	$—
Cost of Repurchase Agreement	$—	$—
Cost of Foreign Currency	$195	$416
Premiums Received for Options Written	$—	$—
Proceeds on Securities Sold Short	$—	$—

28	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$87,498	$472,411	$81,406	$9,236	$6,580	$1,137,377
—	4,993	3,391	1	—	35,865
—	—	—	—	—	357,334
1	—	—	1	31	1
112	—	—	—	—	14,222
2	2	2	2	—	85
—	38,255	6,729	260	954	335,234
35	139	17	—	5	1,106
169	480	40	5	3	163
—	—	60	—	—	37
87,817	516,280	91,645	9,505	7,573	1,881,424

541	7,064	4,497	95	617	300,136
—	—	—	—	306	55,793
—	—	189	—	—	—
—	8,216	—	—	467	49,586
120	3,010	32	—	80	4,714
4,490	26,875	12,576	1,479	—	186,874
—	—	—	—	1	77
34	176	29	5	5	976
40	110	17	2	2	424
29	14	3	—	—	126
15	21	2	—	1	177
—	—	—	—	—	1,208
—	—	—	—	—	—
5,269	45,486	17,345	1,581	1,479	600,091
$82,548	$470,794	$74,300	$7,924	$6,094	$1,281,333

$178,017	$430,049	$88,485	$8,508	$6,063	$1,298,495
357	1,302	3	—	—	—
(101,605)	6,229	(16,795)	(727)	(207)	(86,701)
5,779	33,214	2,607	143	238	69,539
$82,548	$470,794	$74,300	$7,924	$6,094	$1,281,333

$9,939	$349,529	$64,922	$7,924	$3,249	$408,183
183	19,559	1,104	—	11	36,377
72,426	101,706	8,274	—	2,834	836,773

691	26,513	23,098	536	206	9,452
13	1,498	403	—	1	849
5,189	7,917	3,168	—	182	20,156

$14.39	$13.18	$2.81	$14.79	$15.79	$43.18
14.51	13.05	2.74	—	15.70	42.83

$81,718	$441,469	$78,799	$9,094	$6,479	$1,083,458
$—	$4,993	$3,391	$—	$—	$35,865
$—	$—	$—	$—	$—	$357,334
$112	$—	$—	$—	$—	$14,224
$—	$10,488	$—	$—	$575	$59,069
$—	$—	$—	$—	$335	$61,974

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	29

Statements of Operations

For the year ended June 30, 2008
Amounts in thousands	RCM Global Resources Fund	RCM Global Small-Cap Fund

Investment Income:
Interest	$67	$230
Dividends, net of foreign withholding taxes	699	2,611
Security lending income (net)	—	443
Miscellaneous income	—	12
Total Income	766	3,296

Expenses:
Investment advisory fees	302	2,672
Administration fees	201	1,292
Distribution and/or servicing fees — Administrative Class	—	—
Distribution and/or servicing fees — Other Classes	168	1,308
Dividends on securities sold short	—	—
Trustees’ fees	6	30
Interest expense	2	11
Tax expense	—	—
Recoupment payable to manager	2	—
Miscellaneous expense	—	—
Total Expenses	681	5,313
Net Investment Income (Loss)	85	(2,017)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,220	(3,730)
Options written	—	—
Securities sold short	(181)	—
Foreign currency transactions	(2)	(76)
Net change in unrealized appreciation/depreciation of:
Investments	10,731	(55,166)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	—	(4)
Net Realized and Change in Unrealized Gain (Loss)	12,768	(58,976)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$12,853	$(60,993)

30	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$34	$900	$58	$13	$17	$7,307
1,859	5,703	542	24	43	4,815
33	75	39	14	—	1,518
3	4	1	—	—	22
1,929	6,682	640	51	60	13,662

455	2,367	386	72	55	12,324
531	1,478	219	21	17	5,393
1	118	3	—	—	94
630	447	60	—	8	3,997
—	—	—	—	7	624
11	61	9	1	1	160
2	—	—	—	—	30
—	—	2	—	—	—
—	—	—	—	—	—
—	1	—	1	—	2
1,630	4,472	679	95	88	22,624
299	2,210	(39)	(44)	(28)	(8,962)

7,586	22,418	5,277	(547)	(139)	193,473
—	1,275	—	—	60	(14,528)
—	—	—	—	27	(15,284)
72	—	—	—	(1)	1,786

(15,292)	(61,591)	(10,291)	(723)	(197)	(236,018)
—	2,560	—	—	91	(2,689)
—	—	—	—	29	11,739
(7)	—	—	—	1	94
(7,641)	(35,338)	(5,014)	(1,270)	(129)	(61,427)
$(7,342)	$(33,128)	$(5,053)	$(1,314)	$(157)	$(70,389)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	31

Statements of Changes in Net Assets

Amounts in thousands	RCM Global Resources Fund		RCM Global Small-Cap Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$85	$(48)	$(2,017)	$(1,479)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	2,037	396	(3,806)	20,500
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	10,731	2,954	(55,170)	32,429
Net increase (decrease) resulting from investment operations	12,853	3,302	(60,993)	51,450

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Other Classes	—	(7)	—	—
Net realized capital gains
Institutional Class	(275)	(466)	(2,492)	—
Administrative Class	—	—	—	—
Other Classes	(913)	(397)	(21,843)	—
Total Dividends and Distributions to Shareholders	(1,188)	(870)	(24,335)	—

Fund Share Transactions:
Net proceeds from the sale of Fund shares	56,312	9,548	63,529	115,549
Issued in reinvestment of distributions	1,084	851	21,300	—
Cost of shares redeemed	(16,324)	(2,928)	(119,200)	(72,604)
Net increase (decrease) from Fund share transactions	41,072	7,471	(34,371)	42,945
Fund Redemption Fees	53	3	10	17
Total Increase (Decrease) in Net Assets	52,790	9,906	(119,689)	94,412

Net Assets:
Beginning of year	18,128	8,222	309,660	215,248
End of year*	$70,918	$18,128	$189,971	$309,660
* Including undistributed (dividend in excess of) net investment income of:	$83	$(2)	$(105)	$(82)

32	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Small-Cap Growth Fund		RCM Strategic Growth Fund

Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

$299	$366	$2,210	$1,932	$(39)	$(170)	$(44)	$(34)	$(28)	$(2)
7,658	6,827	23,693	35,167	5,277	6,677	(547)	371	(53)	371
(15,299)	9,680	(59,031)	45,749	(10,291)	10,171	(723)	701	(76)	297
(7,342)	16,873	(33,128)	82,848	(5,053)	16,678	(1,314)	1,038	(157)	666

(136)	(75)	(1,890)	(1,078)	—	—	—	—	—	—
(3)	(3)	(629)	(66)	—	—	—	—	—	—
(419)	(340)	(189)	(156)	—	—	—	—	—	—

—	—	(27,487)	(17,408)	(694)	(13,167)	(491)	(54)	(102)	—
—	—	(6,097)	(3,049)	(12)	(204)	—	—	—	—
—	—	(9,244)	(6,840)	(100)	(2,044)	—	—	(67)	—
(558)	(418)	(45,536)	(28,597)	(806)	(15,415)	(491)	(54)	(169)	—

34,722	18,522	183,174	104,811	8,035	9,108	1,554	4,542	2,566	392
492	371	43,349	26,942	774	14,780	491	54	165	—
(37,961)	(21,077)	(211,438)	(201,065)	(14,565)	(52,920)	(511)	(603)	(477)	(42)
(2,747)	(2,184)	15,085	(69,312)	(5,756)	(29,032)	1,534	3,993	2,254	350
3	1	8	9	—	—	—	—	—	—
(10,644)	14,272	(63,571)	(15,052)	(11,615)	(27,769)	(271)	4,977	1,928	1,016

93,192	78,920	534,365	549,417	85,915	113,684	8,195	3,218	4,166	3,150
$82,548	$93,192	$470,794	$534,365	$74,300	$85,915	$7,924	$8,195	$6,094	$4,166
$357	$544	$1,302	$1,800	$3	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	33

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund

	Year Ended June 30, 2008	Year Ended June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(8,962)	$(11,580)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	165,447	144,130
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(226,874)	133,714
Net increase (decrease) resulting from investment operations	(70,389)	266,264

Dividends and Distributions to Shareholders from:
Net realized capital gains
Institutional Class	(17,392)	—
Administrative Class	(1,592)	—
Other Classes	(37,856)	—
Total Dividends and Distributions to Shareholders	(56,840)	—

Fund Share Transactions:
Net proceeds from the sale of common stock	604,817	246,530
Issued in reinvestment of distributions	51,672	—
Cost of shares redeemed	(453,459)	(541,104)
Net increase (decrease) from Fund share transactions	203,030	(294,574)
Fund Redemption Fee	290	105
Total Increase (Decrease) in Net Assets	76,091	(28,205)

Net Assets:
Beginning of year	1,205,242	1,233,447
End of year*	$1,281,333	$1,205,242
* Including undistributed (dividend in excess of) net investment income of:	$—	$8

34	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	35

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Global Resources Fund
Institutional Class
6/30/2008	$19.71	$0.11	$6.99	$7.10	$—	$(0.61)	$—
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)	—
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)	—
6/30/2005	10.00	0.05	3.40	3.45	—	—	—
RCM Global Small-Cap Fund
Institutional Class
6/30/2008	$35.64	$(0.03)	$(6.63)	$(6.66)	$—	$(2.66)	$—
6/30/2007	28.45	0.01	7.18	7.19	—	—	—
6/30/2006	22.84	(0.06)	5.66	5.60	—	—	—
6/30/2005	19.86	(0.01)	2.98	2.97	—	—	—
6/30/2004	13.66	(0.05)	6.24	6.19	—	—	—
RCM International Growth Equity Fund
Institutional Class
6/30/2008	$15.70	$0.21	$(1.29)	$(1.08)	$(0.23)	$—	$—
6/30/2007	12.91	0.19	2.75	2.94	(0.15)	—	—
6/30/2006	10.14	0.12	2.88	3.00	(0.23)	—	—
6/30/2005	9.45	0.10	0.70	0.80	(0.11)	—	—
6/30/2004	7.52	0.09	1.95	2.04	(0.12)	—	—
Administrative Class
6/30/2008	$15.82	$0.13	$(1.27)	$(1.14)	$(0.17)	$—	$—
6/30/2007	13.00	0.13	2.81	2.94	(0.12)	—	—
6/30/2006	10.04	0.08	2.88	2.96	—	—	—
6/30/2005	9.36	0.11	0.67	0.78	(0.10)	—	—
6/30/2004	7.46	0.05	1.95	2.00	(0.10)	—	—
RCM Large-Cap Growth Fund
Institutional Class
6/30/2008	$15.29	$0.08	$(0.91)	$(0.83)	$(0.08)	$(1.20)	$—
6/30/2007	13.83	0.07	2.17	2.24	(0.04)	(0.74)	—
6/30/2006	12.82	0.06	1.00	1.06	(0.05)	—	—
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	—	—
6/30/2004	10.95	0.04	1.30	1.34	(0.05)	—	—
Administrative Class
6/30/2008	$15.22	$0.04	$(0.90)	$(0.86)	$(0.11)	$(1.20)	$—
6/30/2007	13.77	0.04	2.17	2.21	(0.02)	(0.74)	—
6/30/2006	12.77	0.02	0.99	1.01	(0.01)	—	—
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	—	—
6/30/2004	10.94	0.01	1.30	1.31	(0.04)	—	—
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(c)	Amount less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

36	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Year		Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.61)	$0.03		$26.23		36.62%	$10,707	1.07%		1.07%		0.49%	75%
(1.33)	—	(c)	19.71		24.73	7,439	1.07		1.07		(0.08)	111
(2.46)	—	(c)	17.08		47.81	5,963	1.07		1.07		0.07	128
—	—		13.45		34.50	4,036	1.10	(b)	1.58	(b)	0.41	128

$(2.66)	$—	(c)	$26.32		(19.90)%	$22,549	1.37%		1.37%		(0.10)%	100%
—	—	(c)	35.64		25.23	34,138	1.36		1.36		0.04	80
—	0.01		28.45	(d)	24.61 (d)	23,763	1.37		1.37		(0.22)	73
—	0.01		22.84		15.00	16,392	1.42	(b)	1.42	(b)	(0.05)	96
—	0.01		19.86		45.39	12,749	1.40		1.40		(0.25)	111

$(0.23)	$—	(c)	$14.39		(7.01)%	$9,939	0.96%		0.96%		1.35%	51%
(0.15)	—	(c)	15.70		22.95	8,092	0.97		0.97		1.34	52
(0.23)	—	(c)	12.91		29.82	7,177	0.98		0.98		1.02	79
(0.11)	—		10.14		8.47	4,928	1.07	(b)	1.07	(b)	1.01	138
(0.12)	0.01		9.45		27.31	40,343	1.04		1.04		1.05	90

$(0.17)	$—	(c)	$14.51		(7.22)%	$183	1.22%		1.22%		0.81%	51%
(0.12)	—	(c)	15.82		22.61	349	1.22		1.22		0.95	52
—	—	(c)	13.00		29.49	363	1.23		1.23		0.70	79
(0.10)	—		10.04		8.32	308	1.35	(b)	1.35	(b)	1.15	138
(0.10)	—		9.36		26.93	335	1.29		1.29		0.56	90

$(1.28)	$—	(c)	$13.18		(6.47)%	$349,529	0.71%		0.71%		0.56%	69%
(0.78)	—	(c)	15.29		16.59	348,598	0.71		0.71		0.51	54
(0.05)	—	(c)	13.83		8.25	350,125	0.72		0.72		0.41	74
(0.04)	—		12.82		5.05	326,773	0.75	(b)	0.75	(b)	0.60	118
(0.05)	—		12.24		12.25	350,355	0.76		0.76		0.33	82

$(1.31)	$—	(d)	$13.05		(6.69)%	$19,559	0.96%		0.96%		0.28%	69%
(0.76)	—	(d)	15.22		16.37	65,777	0.96		0.96		0.26	54
(0.01)	—	(d)	13.77		7.94	63,534	0.97		0.97		0.15	74
(0.02)	—		12.77		4.79	64,592	1.00	(c)	1.00	(c)	0.36	118
(0.04)	—		12.21		11.95	84,940	1.01		1.01		0.09	82

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	37

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Mid-Cap Fund
Institutional Class
6/30/2008	$3.01	$— (d)	$(0.17)	$(0.17)	$—	$(0.03)	$—
6/30/2007	2.99	— (d)	0.60	0.60	—	(0.58)	—
6/30/2006	2.67	— (d)	0.32	0.32	—	—	—
6/30/2005	2.55	—	0.12	0.12	—	—	—
6/30/2004	2.09	(0.01)	0.47	0.46	—	—	—
Administrative Class
6/30/2008	$2.94	$(0.01)	$(0.16)	$(0.17)	$—	$(0.03)	$—
6/30/2007	2.94	(0.01)	0.59	0.58	—	(0.58)	—
6/30/2006	2.64	(0.01)	0.31	0.30	—	—	—
6/30/2005	2.53	(0.01)	0.12	0.11	—	—	—
6/30/2004	2.07	(0.01)	0.47	0.46	—	—	—
RCM Small-Cap Growth Fund
Institutional Class
6/30/2008	$18.20	$(0.09)	$(2.35)	$(2.44)	$—	$(0.97)	$—
6/30/2007	16.09	(0.09)	2.32	2.23	—	(0.12)	—
12/30/2005 - 6/30/2006	15.00	(0.06)	1.15	1.09	—	—	—
RCM Strategic Growth Fund
Institutional Class
6/30/2008	$16.26	$(0.05)	$0.09	$0.04	$—	$(0.51)	$—
6/30/2007	13.57	— (d)	2.69	2.69	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—	—	—
Administrative Class
6/30/2008	$16.21	$(0.09)	$0.09	$—	$—	$(0.51)	$—
6/30/2007	13.56	(0.03)	2.68	2.65	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—	—
RCM Technology Fund
Institutional Class
6/30/2008	$46.22	$(0.12)	$(1.04)	$(1.16)	$—	$(1.89)	$—
6/30/2007	36.78	(0.20)	9.64	9.44	—	—	—
6/30/2006	34.03	(0.29)	3.03	2.74	—	—	—
6/30/2005	32.81	(0.28)	1.50	1.22	—	—	—
6/30/2004	24.60	(0.35)	8.56	8.21	—	—	—
Administrative Class
6/30/2008	$45.97	$(0.24)	$(1.02)	$(1.26)	$—	$(1.89)	$—
6/30/2007	36.67	(0.30)	9.60	9.30	—	—	—
6/30/2006	34.01	(0.39)	3.04	2.65	—	—	—
3/31/2005 - 6/30/2005	32.82	(0.05)	1.24	1.19	—	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

38	Allianz Funds Annual Report	06.30.08	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$—	(d)	$2.81		(6.08)%	$64,922	0.73%		0.73%		0.05%	107%
(0.58)	—	(d)	3.01		22.75	74,623	0.77		0.77		(0.10)	102
—	—	(d)	2.99	(e)	11.99 (e)	101,757	0.75		0.75		(0.13)	161
—	—		2.67		4.71	114,914	0.79	(c)	0.79	(c)	(0.17)	147
—	—		2.55		22.01	224,577	0.78		0.78		(0.36)	145

$(0.03)	$—	(d)	$2.74		(6.23)%	$1,104	0.98%		0.98%		(0.20)%	107%
(0.58)	—	(d)	2.94		22.44	1,272	1.02		1.02		(0.32)	102
—	—	(d)	2.94	(f)	11.36 (f)	470	1.04		1.04		(0.42)	161
—	—		2.64		4.35	12	1.04	(c)	1.04	(c)	(0.41)	147
—	—		2.53		22.22	11	1.03		1.03		(0.60)	145

$(0.97)	$—		$14.79		(14.14)%	$7,924	1.12%		1.12%		(0.52)%	105%
(0.12)	—		18.20		13.94	8,195	1.11		1.11		(0.56)	105
—	—	(d)	16.09		7.27	3,218	1.14	*	7.03	*	(0.68)*	49

$(0.51)	$—		$15.79		(0.08)%	$3,249	1.38%		1.38%		(0.29)%	107%
—	—	(d)	16.26		19.73	3,251	1.29		1.29		0.03	177
—	—		13.57		(9.47)	2,714	1.31	*	11.45	*	(0.29)*	113

$(0.51)	$—		$15.70		(0.33)%	$11	1.63%		1.63%		(0.54)%	107%
—	—	(d)	16.21		19.45	11	1.54		1.54		(0.22)	177
—	—		13.56		(9.53)	9	1.55	*	11.69	*	(0.53)*	113

$(1.89)	$0.01		$43.18		(3.20)%	$408,183	1.25%		1.25%		(0.25)%	269%
—	—	(d)	46.22		25.69	330,275	1.26		1.26		(0.50)	209
—	0.01		36.78	(g)	8.08 (g)	323,919	1.24		1.24		(0.75)	272
—	—		34.03		3.72	261,860	1.32	(b)	1.32	(b)	(0.87)	238
—	—		32.81		33.37	207,205	1.36		1.36		(1.16)	206

$(1.89)	$0.01		$42.83		(3.42)%	$36,377	1.50%		1.50%		(0.50)%	269%
—	—	(d)	45.97		25.36	30,644	1.51		1.51		(0.74)	209
—	0.01		36.67	(h)	7.82 (h)	24,685	1.50		1.50		(0.98)	272
—	—		34.01		3.63	1,360	1.50	*	1.50	*	(0.61)*	238

See accompanying Notes to Financial Statements	06.30.08	Allianz Funds Annual Report	39

Notes to Financial Statements

June 30, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-six separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of eight of the funds offered by the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

40	Allianz Funds Annual Report	06.30.08

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Global Resources Fund—$4,824; RCM Global Small-Cap Fund—$254,504; RCM International Growth Equity Fund—$192,713; RCM Large-Cap Growth Fund—$7,589; RCM Strategic Growth Fund—$214; and RCM Technology Fund—$185,355.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the year ended June 30, 2008 was $403,725. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by Dresdner

06.30.08	Allianz Funds Annual Report	41

Notes to Financial Statements  (Cont.)

June 30, 2008

Advisors LLC, an affiliate of Dresdner and the Adviser, and administered by the Adviser (which fund pays fees to the Adviser and Dresdner Advisors LLC) or directly through joint accounts along with securities lending cash collateral of other Funds. The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of June 30, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Sub-Adviser, under the supervision of the Adviser, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part of the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A
RCM Large-Cap Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Small-Cap Growth Fund	0.85%	0.25%	N/A	N/A	N/A	N/A
RCM Strategic Growth Fund	1.00%	0.25%	0.25%	0.40%	0.40%	N/A
RCM Technology Fund	0.90%	0.30%	0.30%	0.45%	0.45%	N/A

(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

42	Allianz Funds Annual Report	06.30.08

(2)	The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025%, $7.5 billion and by an additional 0.025% $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% $10 billion.

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable holding period for each Fund:

Fund	7 Days	30 Days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	*
RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, and RCM Technology Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2008, AGID received $443,921 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other

06.30.08	Allianz Funds Annual Report	43

Notes to Financial Statements  (Cont.)

June 30, 2008

experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2008, were as follows (amounts in thousands):

	Purchases	Sales
RCM Global Resources Fund	$68,220	$31,075
RCM Global Small-Cap Fund	263,535	318,276
RCM International Growth Equity Fund	45,751	49,909
RCM Large-Cap Growth Fund	344,638	392,398
RCM Mid-Cap Fund	86,177	93,755
RCM Small-Cap Growth Fund	9,382	8,610
RCM Strategic Growth Fund	8,105	5,452
RCM Technology Fund	2,957,345	3,061,948

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2007	17,113	$2,974	190	$43	270,561	$51,367
Sales	89,494	25,052	4,308	1,181	542,817	170,085
Closing Buys	(43,025)	(13,453)	(1,554)	(482)	(505,518)	(126,154)
Exercises	(4,951)	(973)	(104)	(31)	(7,564)	(1,905)
Expirations	(16,947)	(3,112)	(885)	(136)	(142,414)	(34,324)
Balance at 6/30/2008	41,684	$10,488	1,955	$575	157,882	$59,069

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2008, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
RCM Global Resources Fund	196	1,160	—	—	1
RCM Global Small-Cap Fund	—	1	—	—	9,776
RCM International Growth Equity Fund	356	—	—	101,605	—
RCM Large-Cap Growth Fund	1,301	7,014	—	—	—
RCM Mid-Cap Fund	—	190	—	16,155	—
RCM Small-Cap Growth Fund	—	—	—	—	108
RCM Strategic Growth Fund	—	—	—	—	110
RCM Technology Fund	—	75,865	—	129,962	—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2007 through June 30, 2008 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

44	Allianz Funds Annual Report	06.30.08

As of June 30, 2008, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009		2010		2011		2012	2013
RCM Global Resources Fund	$—		$—		$—		$—	$—
RCM Global Small-Cap Fund	—		—		—		—	—
RCM International Growth Equity Fund	54,534		35,886		11,185		—	—
RCM Large-Cap Growth Fund	—		—		—		—	—
RCM Mid-Cap Fund	5,385	(1)	5,385	(1)	5,385	(1)	—	—
RCM Small-Cap Growth Fund	—		—		—		—	—
RCM Strategic Growth Fund	—		—		—		—	—
RCM Technology Fund	19,957		79,157		30,847		—	—

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
RCM Global Resources Fund	$57,604	$15,583	$(833)	$14,750
RCM Global Small-Cap Fund	214,135	24,267	(15,388)	8,879
RCM International Growth Equity Fund	81,718	12,017	(6,237)	5,780
RCM Large-Cap Growth Fund	447,333	52,792	(22,721)	30,071
RCM Mid-Cap Fund	83,016	7,236	(5,455)	1,781
RCM Small-Cap Growth Fund	9,115	937	(815)	122
RCM Strategic Growth Fund	6,539	618	(577)	41
RCM Technology Fund	1,507,846	81,065	(58,335)	22,730

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2008, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
RCM Global Resources Fund	$268	$920
RCM Global Small-Cap Fund	—	24,335
RCM International Growth Equity Fund	558	—
RCM Large-Cap Growth Fund	2,708	42,828
RCM Mid-Cap Fund	—	805
RCM Small-Cap Growth Fund	301	190
RCM Strategic Growth Fund	77	92
RCM Technology Fund	—	56,840

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.08	Allianz Funds Annual Report	45

Notes to Financial Statements  (Cont.)

June 30, 2008

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Global Resources Fund				RCM Global Small-Cap Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	92	$2,057	—	$2	228	$7,206	366	$12,008
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	2,421	54,255	571	9,546	1,743	56,323	3,268	103,541
Issued in reinvestment of dividends and distributions
Institutional Class	12	275	28	466	74	2,324	—	—
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	36	809	23	385	632	18,976	—	—
Cost of shares redeemed
Institutional Class	(73)	(1,612)	0	0	(403)	(12,289)	(243)	(7,526)
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	(671)	(14,712)	(179)	(2,928)	(3,734)	(106,911)	(2,186)	(65,078)
Net increase (decrease) resulting from Fund share transactions	1,817	$41,072	443	$7,471	(1,460)	$(34,371)	1,205	$42,945

	RCM International Growth Equity Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	442	$6,826	198	$2,826	8,822	$130,601	4,049	$58,240
Administrative Class	— *	2	—	—	1,488	22,975	1,026	14,826
Other Classes	1,864	27,894	1,161	15,696	2,066	29,598	2,235	31,745
Issued in reinvestment of dividends and distributions
Institutional Class	9	133	5	74	1,831	27,735	1,189	17,170
Administrative Class	— *	3	—	3	447	6,726	217	3,116
Other Classes	23	356	21	294	601	8,888	470	6,656
Cost of shares redeemed
Institutional Class	(275)	(4,290)	(244)	(3,355)	(6,943)	(100,730)	(7,756)	(112,532)
Administrative Class	(9)	(155)	(6)	(85)	(4,760)	(71,083)	(1,533)	(22,046)
Other Classes	(2,268)	(33,516)	(1,301)	(17,637)	(2,779)	(39,625)	(4,669)	(66,487)
Net increase (decrease) resulting from Fund share transactions	(214)	$(2,747)	(166)	$(2,184)	773	$15,085	(4,772)	$(69,312)

	RCM Mid-Cap Fund				RCM Small-Cap Growth Fund
	Year Ended 6/30/2008		Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	2,023	$5,979	2,577	$7,168	91	$1,554	283	$4,542
Administrative Class	106	315	247	696	—	—	—	—
Other Classes	621	1,741	459	1,244	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	224	678	4,805	12,927	29	491	3	54
Administrative Class	4	12	78	204	—	—	—	—
Other Classes	30	84	652	1,649	—	—	—	—
Cost of shares redeemed
Institutional Class	(3,898)	(11,383)	(16,649)	(48,507)	(34)	(511)	(36)	(603)
Administrative Class	(139)	(395)	(53)	(142)	—	—	—	—
Other Classes	(1,030)	(2,787)	(1,576)	(4,271)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(2,059)	$(5,756)	(9,460)	$(29,032)	86	$1,534	250	$3,993

46	Allianz Funds Annual Report	06.30.08

	RCM Strategic Growth Fund						RCM Technology Fund
	Year Ended 6/30/2008				Year Ended 6/30/2007		Year Ended 6/30/2008		Year Ended 6/30/2007
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—		$—		—	$—	4,993	$245,938	2,133	$86,434
Administrative Class	—		—		—	—	391	19,049	236	9,482
Other Classes	154		2,566		27	392	7,254	339,830	3,801	150,614
Issued in reinvestment of dividends and distributions
Institutional Class	6		102		—	—	331	16,971	—	—
Administrative Class	—	*	—	*	—	—	28	1,451	—	—
Other Classes	3		63		—	—	673	33,250	—	—
Cost of shares redeemed
Institutional Class	—		—		—	—	(3,017)	(139,976)	(3,795)	(153,313)
Administrative Class	—		—		—	—	(237)	(11,470)	(242)	(9,494)
Other Classes	(31)		(477)		(3)	(42)	(6,683)	(302,013)	(9,707)	(378,297)
Net increase (decrease) resulting from Fund share transactions	132		$2,254		24	$350	3,733	$203,030	(7,574)	$(294,574)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Investment Manager, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	SUBSEQUENT EVENTS

Effective July 7, 2008 RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Large-Cap Growth Fund, RCM Small-Cap Growth Fund, RCM Strategic Growth Fund and RCM Technology Fund began publicly offering P shares.

It is expected that effective on or about September 15, 2008 the Fund’s Shareholder Servicing Agent and Transfer Agent will change from PNC Global Investment Servicing to Boston Financial Data Services.

06.30.08	Allianz Funds Annual Report	47

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Growth Fund, RCM Strategic Growth Fund and RCM Technology Fund, eight of the thirty-six funds constituting the Allianz Funds (hereinafter referred to as the “Funds”) at June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2008

48	Allianz Funds Annual Report	06.30.08

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2008) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2008 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

RCM Global Resources Fund	100%
RCM Global Small-Cap Fund	0%
RCM International Growth Equity Fund	20%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Small-Cap Growth Fund	0%
RCM Strategic Growth Fund	59%
RCM Technology Fund	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2008 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

RCM Global Resources Fund	36%
RCM Global Small-Cap Fund	0%
RCM International Growth Equity Fund	0%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Small-Cap Growth Fund	0%
RCM Strategic Growth Fund	60%
RCM Technology Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2008.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax outstanding on June 30, 2008 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
RCM Global Small-Cap Fund	$2,703,083	$0.03057	$146,992	$0.01662
RCM International Growth Equity Fund	2,051,129	0.34180	124,089	0.02068

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

06.30.08	Allianz Funds Annual Report	49

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	36	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	36	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	36	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	36	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	36	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	36	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	36	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	36	Member of Board of Trustees of The Steele Foundation.

50	Allianz Funds Annual Report	06.30.08

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	36	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*Trustees	serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Managed Accounts LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 42 funds in the Fund Complex and The Korea Fund, Inc.

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager - Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

06.30.08	Allianz Funds Annual Report	51

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer - U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

52	Allianz Funds Annual Report	06.30.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

RCM Capital Management LLC,

4 Embarcadero Center,

San Francisco, CA 94111

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services - Midwest (“BFDS”)

330 W. 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ802AR_22278

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James S. MacLeod, Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $901,175 in 2007 and $907,949 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $35,100 in 2007 and $21,000 in 2008.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $371,440 in 2007 and $490,480 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $55,791 in 2007 and $0 in 2008.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversly affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,422,521 and the 2008 Reporting Period was $3,759,000.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no materials changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH—Code of Ethics

(a)(2)	Exhibit 99.Cert—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906Cert—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: September 4, 2008

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: September 4, 2008

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer